UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Diversified Currency Income Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Diversified Currency Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 34

Federal Tax Information	17

Special Meeting of Shareholders	35

Management and Organization	36

Important Notices	39

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2018. U.S. equities generated healthy gains, and higher-yielding sectors of the U.S. income market advanced. However, a global trend of rising bond yields and widening credit spreads culminated in losses for major U.S. investment-grade and international bond indexes during the period. International equity markets were also generally weak, while the U.S. dollar strengthened against most foreign currencies.

Growth in the U.S. economy and corporate earnings accelerated during the period, boosted by tax reform. With the economy on solid ground and inflation under control, the U.S. Federal Reserve (the Fed) gradually raised interest rates and reduced the size of its balance sheet. Overseas, the European Central Bank (ECB) tapered its monthly bond purchases and announced it would end them entirely by December 2018. Nonetheless, the ECB held interest rates at record lows amid softening economic growth and heightened political uncertainty in the region.

Rising populism and anti-immigration sentiment permeated eurozone politics, as illustrated by a budget standoff between the newly elected Italian government and the European Union. In Japan, the central bank remained highly accommodative in an effort to revive inflation, but allowed 10-year government bond yields to edge higher.

Over the course of the period, the backdrop for emerging markets deteriorated as global liquidity tightened. The eurozone economy lost momentum and China’s already-slowing economy began to feel the effects of U.S. trade tariffs. Developments in a handful of larger emerging markets exacerbated these broad headwinds, including U.S. sanctions against Russia, a currency crisis in Argentina, and escalating political tensions between Turkey and the U.S. A strong rally in oil prices was an additional challenge for oil-importing countries like China and India, and a boost for exporters during the period.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance Diversified Currency Income Fund (the Fund) Class A shares at net asset value (NAV) returned –2.58%. By comparison, the Fund’s benchmark, the JPMorgan Emerging Local Markets

Index Plus (ELMI+) (the Index),2 returned –3.14% for the period.

The Fund outperformed the Index largely due to currency holdings in Eastern Europe, and the Middle East and Africa region (MEA). In MEA, positions in the Egyptian pound and the Nigerian naira added significant value. High local interest rates, moderating inflation, and the return of foreign investment to Egypt boosted the pound. The Nigerian naira strengthened as central bank reserves increased alongside the price of oil, a key export.

In Eastern Europe, the performance of the Serbian dinar and Czech koruna contributed to returns, versus the euro. The Serbian dinar benefited from attractive yields in Serbia relative to other countries and structural reforms that have led to solid economic growth. Growth was also healthy in the Czech Republic, where the central bank raised interest rates multiple times, bolstering the koruna. An allocation to the Georgian lari further aided relative results.

By contrast, Latin America was the worst-performing region in the Fund, mainly because of a position in the Argentine peso. The Argentine peso came under pressure from speculators as markets interpreted the country’s central bank actions as less serious about containing rampant inflation than the Fed, which was tightening its monetary policy during the same period. Argentina’s large current account and fiscal deficits were additional concerns. An allocation to local exposure in the Dominican Republic mitigated some of the weakness in Latin America, as easing efforts by the central bank helped revitalize the country’s economy.

Results were also negative in Asia, the Dollar Bloc, and Western Europe, reflecting the generally weak environment for non-U.S. currencies. Within these regions, positions in the Indonesian rupiah, the Australian dollar, and the Icelandic krona weighed on Fund performance versus the euro. Indonesia’s trade deficit widened, and political uncertainty was elevated ahead of 2019 elections. Despite a healthy pace of economic expansion in Australia, the central bank held interest rates at all-time lows due, in part, to worries that decelerating growth in China would reduce demand for Australian exports. The Icelandic krona weakened on concerns about a slowdown in tourism, a key driver of economic growth.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	06/27/2007	–2.58%	0.63%	3.09%
Class A with 4.75% Maximum Sales Charge	—	—	–7.25	–0.35	2.58
Class C at NAV	03/01/2011	06/27/2007	–3.26	–0.09	2.50
Class C with 1% Maximum Sales Charge	—	—	–4.19	–0.09	2.50
Class I at NAV	03/01/2011	06/27/2007	–2.19	0.94	3.32
JPMorgan Emerging Local Markets Index Plus (ELMI+)	—	—	–3.14%	–1.59%	1.20%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.47%	2.17%	1.17%
Net			1.10	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2008	$12,797	N.A.
Class I	$250,000	10/31/2008	$346,720	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Fund Profile5

Foreign Currency Exposure (% of net assets)6

Serbia	8.2%

Egypt	6.6

Israel	5.4

Thailand	5.3

Dominican Republic	5.2

Peru	5.1

Indonesia	4.9

Australia	4.9

Norway	4.8

Iceland	4.8

Colombia	4.8

Argentina	3.1

Uruguay	3.1

Czech Republic	3.0

Uganda	3.0

Morocco	2.9%

Philippines	2.6

Brazil	2.5

Switzerland	2.3

Kenya	2.2

Sweden	2.2

Japan	2.2

Kazakhstan	2.0

Sri Lanka	2.0

Georgia	1.4

Other	2.1	*

Euro	–29.1

Total Long	96.6

Total Short	–29.1

Total Net	67.5

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Emerging Local Markets Index Plus (ELMI+) is an unmanaged index of local currency money market instruments in emerging market countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$957.20	$5.43	**	1.10%
Class C	$1,000.00	$953.80	$8.86	**	1.80%
Class I	$1,000.00	$959.50	$3.95	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.60	**	1.10%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in International Income Portfolio, at value (identified cost, $96,058,681)	$95,155,121
Receivable for Fund shares sold	912,031
Total assets	$96,067,152

Liabilities
Payable for Fund shares redeemed	$158,497
Payable to affiliates:
Distribution and service fees	17,271
Trustees’ fees	43
Other	85
Accrued expenses	76,163
Total liabilities	$252,059
Net Assets	$95,815,093

Sources of Net Assets
Paid-in capital	$131,082,731
Accumulated loss	(35,267,638)
Total	$95,815,093

Class A Shares
Net Assets	$19,482,933
Shares Outstanding	2,290,956
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.50
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.92

Class C Shares
Net Assets	$14,107,060
Shares Outstanding	1,658,818
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.50

Class I Shares
Net Assets	$62,225,100
Shares Outstanding	7,341,121
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.48

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest allocated from Portfolio (net of foreign taxes, $184,342)	$4,546,974
Dividends allocated from Portfolio	224,248
Expenses, excluding interest expense, allocated from Portfolio	(827,542)
Interest expense allocated from Portfolio	(5,301)
Total investment income	$3,938,379

Expenses
Distribution and service fees
Class A	$64,419
Class C	158,097
Trustees’ fees and expenses	500
Custodian fee	15,157
Transfer and dividend disbursing agent fees	91,948
Legal and accounting services	36,175
Printing and postage	30,593
Registration fees	60,728
Miscellaneous	10,908
Total expenses	$468,525
Deduct —
Allocation of expenses to affiliate	$246,403
Total expense reductions	$246,403

Net expenses	$222,122

Net investment income	$3,716,257

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(2,586,489)
Financial futures contracts	68,643
Foreign currency transactions	(90,670)
Forward foreign currency exchange contracts	(2,823,368)
Net realized loss	$(5,431,884)
Change in unrealized appreciation (depreciation) —
Investments	$(893,834)
Written options	(52,174)
Financial futures contracts	(6,467)
Foreign currency	(76,063)
Forward foreign currency exchange contracts	208,165
Net change in unrealized appreciation (depreciation)	$(820,373)

Net realized and unrealized loss	$(6,252,257)

Net decrease in net assets from operations	$(2,536,000)

8	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$3,716,257	$3,184,517
Net realized gain (loss)	(5,431,884)	2,685,118
Net change in unrealized appreciation (depreciation)	(820,373)	3,509,233
Net increase (decrease) in net assets from operations	$(2,536,000)	$9,378,868
Distributions to shareholders(1)
From net investment income
Class A	$(124,853)	$(1,253,911)
Class C	(77,374)	(675,762)
Class I	(409,703)	(3,220,304)
From tax return of capital
Class A	(845,219)	—
Class C	(523,798)	—
Class I	(2,773,559)	—
Total distributions to shareholders	$(4,754,506)	$(5,149,977)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,063,167	$5,199,593
Class C	1,395,550	2,164,103
Class I	30,457,006	41,816,255
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	946,740	1,220,755
Class C	458,351	538,230
Class I	2,682,127	2,772,258
Cost of shares redeemed
Class A	(8,178,811)	(29,031,547)
Class C	(3,318,754)	(6,857,890)
Class I	(30,581,589)	(56,914,869)
Net decrease in net assets from Fund share transactions	$(76,213)	$(39,093,112)

Net decrease in net assets	$(7,366,719)	$(34,864,221)

Net Assets
At beginning of year	$103,181,812	$138,046,033
At end of year	$95,815,093	$103,181,812 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $611,930 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

9	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$9.130		$8.770		$9.010		$10.130		$10.580

Income (Loss) From Operations
Net investment income(1)	$0.315		$0.246		$0.254		$0.315		$0.332
Net realized and unrealized gain (loss)	(0.539)		0.520		0.003		(0.921)		(0.268)

Total income (loss) from operations	$(0.224)		$0.766		$0.257		$(0.606)		$0.064

Less Distributions
From net investment income	$(0.052)		$(0.406)		$—		$—		$(0.365)
Tax return of capital	(0.354)		—		(0.497)		(0.514)		(0.149)

Total distributions	$(0.406)		$(0.406)		$(0.497)		$(0.514)		$(0.514)

Net asset value — End of year	$8.500		$9.130		$8.770		$9.010		$10.130

Total Return(2)	(2.58	)%(3)	8.89	%(3)	2.94	%(3)	(6.12	)%(3)	0.63	%(4)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,483		$22,136		$43,471		$63,626		$142,908
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.11	%(3)(7)	1.10	%(3)	1.11	%(3)(7)	1.11	%(3)(7)	1.10	%(4)
Net investment income	3.51%		2.74%		2.85%		3.27%		3.21%
Portfolio Turnover of the Portfolio	23%		29%		38%		23%		42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.34%, 0.37%, 0.27% and 0.19% of average daily net assets for the years ended October 31, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	The administrator reimbursed certain operating expenses (equal to 0.15% of average daily net assets for the year ended October 31, 2014). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense of 0.01% for each of the years ended October 31, 2018, 2016 and 2015.

10	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$9.130		$8.770		$9.000		$10.100		$10.550

Income (Loss) From Operations
Net investment income(1)	$0.252		$0.183		$0.192		$0.244		$0.259
Net realized and unrealized gain (loss)	(0.539)		0.520		(0.002)		(0.910)		(0.275)

Total income (loss) from operations	$(0.287)		$0.703		$0.190		$(0.666)		$(0.016)

Less Distributions
From net investment income	$(0.044)		$(0.343)		$—		$—		$(0.308)
Tax return of capital	(0.299)		—		(0.420)		(0.434)		(0.126)

Total distributions	$(0.343)		$(0.343)		$(0.420)		$(0.434)		$(0.434)

Net asset value — End of year	$8.500		$9.130		$8.770		$9.000		$10.100

Total Return(2)	(3.26	)%(3)	8.13	%(3)	2.17	%(3)	(6.72	)%(3)	(0.14	)%(4)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$14,107		$16,664		$20,096		$30,022		$52,516
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.81	%(3)(7)	1.80	%(3)	1.81	%(3)(7)	1.81	%(3)(7)	1.80	%(4)
Net investment income	2.81%		2.03%		2.16%		2.55%		2.51%
Portfolio Turnover of the Portfolio	23%		29%		38%		23%		42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.34%, 0.37%, 0.27% and 0.19% of average daily net assets for the years ended October 31, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	The administrator reimbursed certain operating expenses (equal to 0.15% of average daily net assets for the year ended October 31, 2014). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense of 0.01% for each of the years ended October 31, 2018, 2016 and 2015.

11	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$9.100		$8.750		$9.000		$10.120		$10.570

Income (Loss) From Operations
Net investment income(1)	$0.341		$0.272		$0.284		$0.345		$0.363
Net realized and unrealized gain (loss)	(0.529)		0.510		(0.003)		(0.916)		(0.264)

Total income (loss) from operations	$(0.188)		$0.782		$0.281		$(0.571)		$0.099

Less Distributions
From net investment income	$(0.056)		$(0.432)		$—		$—		$(0.390)
Tax return of capital	(0.376)		—		(0.531)		(0.549)		(0.159)

Total distributions	$(0.432)		$(0.432)		$(0.531)		$(0.549)		$(0.549)

Net asset value — End of year	$8.480		$9.100		$8.750		$9.000		$10.120

Total Return(2)	(2.19	)%(3)	9.11	%(3)	3.22	%(3)	(5.78	)%(3)	0.97	%(4)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$62,225		$64,381		$74,480		$134,706		$392,276
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.81	%(3)(7)	0.80	%(3)	0.81	%(3)(7)	0.81	%(3)(7)	0.80	%(4)
Net investment income	3.81%		3.02%		3.20%		3.58%		3.51%
Portfolio Turnover of the Portfolio	23%		29%		38%		23%		42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.34%, 0.37%, 0.27% and 0.19% of average daily net assets for the years ended October 31, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	The administrator reimbursed certain operating expenses (equal to 0.15% of average daily net assets for the year ended October 31, 2014). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense of 0.01% for each of the years ended October 31, 2018, 2016 and 2015.

12	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Diversified Currency Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book

13

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Notes to Financial Statements — continued

and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$611,930	$5,149,977
Tax return of capital	$4,142,576	$—

During the year ended October 31, 2018, accumulated loss was decreased by $2,830,642 and paid-in capital was decreased by $2,830,642 due to differences between book and tax accounting for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(33,038,420)
Net unrealized depreciation	$(2,229,218)

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $33,038,420 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $11,681,619 are short-term and $21,356,801 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2018, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.10%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, EVM was allocated $246,403 of the Fund’s operating expenses for the year ended October 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $4,197 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,571 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $64,419 for Class A shares.

14

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $118,573 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $39,524 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $15,327,947 and $20,762,786, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	671,195	578,770
Issued to shareholders electing to receive payments of distributions in Fund shares	105,943	136,152
Redemptions	(910,623)	(3,245,329)

Net decrease	(133,485)	(2,530,407)

	Year Ended October 31,
Class C	2018	2017

Sales	153,986	237,544
Issued to shareholders electing to receive payments of distributions in Fund shares	51,251	59,753
Redemptions	(371,536)	(762,334)

Net decrease	(166,299)	(465,037)

	Year Ended October 31,
Class I	2018	2017

Sales	3,393,243	4,622,062
Issued to shareholders electing to receive payments of distributions in Fund shares	301,167	308,617
Redemptions	(3,427,189)	(6,371,022)

Net increase (decrease)	267,221	(1,440,343)

15

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Diversified Currency Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Diversified Currency Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

International Income Portfolio

October 31, 2018

Portfolio of Investments

Foreign Government Bonds — 10.8%
Security		Principal Amount (000’s omitted)	Value

Dominican Republic — 4.8%
Dominican Republic, 15.00%, 4/5/19(1)	DOP	216,000	$4,539,319
Total Dominican Republic			$4,539,319

Iceland — 4.4%
Republic of Iceland, 6.25%, 2/5/20	ISK	506,918	$4,205,732
Total Iceland			$4,205,732

Serbia — 1.6%
Serbia Treasury Bond, 10.00%, 2/6/19	RSD	159,000	$1,552,432
Total Serbia			$1,552,432

Total Foreign Government Bonds (identified cost $11,012,340)			$10,297,483

Collateralized Mortgage Obligations — 0.4%
Security		Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 2127, Class PG, 6.25%, 2/15/29		$88,340	$94,118
Federal National Mortgage Association:
Series 2009-62, Class WA, 5.57%, 8/25/39		313,814	331,234

Total Collateralized Mortgage Obligations (identified cost $413,138)			$425,352

Mortgage Pass-Throughs — 1.7%
Security		Principal Amount	Value
Federal National Mortgage Association:
2.184%, (COF + 1.25%), with maturity at 2035(3)		$529,399	$534,067
3.882%, (COF + 1.77%), with maturity at 2035(3)		379,217	400,238
7.00%, with maturity at 2033		245,900	270,783
7.50%, with maturity at 2035		149,440	167,950
8.50%, with maturity at 2032		131,834	152,380
			$1,525,418
Government National Mortgage Association:
9.00%, with various maturities to 2024		$81,305	$85,417
			$85,417

Total Mortgage Pass-Throughs (identified cost $1,566,710)			$1,610,835

Short-Term Investments — 96.8%

Foreign Government Securities — 15.0%
Security		Principal Amount (000’s omitted)	Value

Egypt — 6.6%
Egypt Treasury Bill, 0.00%, 1/1/19	EGP	11,275	$614,345
Egypt Treasury Bill, 0.00%, 1/8/19	EGP	5,650	306,670
Egypt Treasury Bill, 0.00%, 1/29/19	EGP	27,025	1,447,566
Egypt Treasury Bill, 0.00%, 4/23/19	EGP	9,850	502,334
Egypt Treasury Bill, 0.00%, 7/23/19	EGP	20,450	997,976
Egypt Treasury Bill, 0.00%, 8/6/19	EGP	22,400	1,085,950
Egypt Treasury Bill, 0.00%, 8/20/19	EGP	27,525	1,339,870
Total Egypt			$6,294,711

Georgia — 1.4%
Georgia Treasury Bill, 0.00%, 2/7/19	GEL	3,736	$1,353,868
Total Georgia			$1,353,868

Kazakhstan — 1.3%
National Bank of Kazakhstan Note, 0.00%, 3/15/19	KZT	366,468	$959,391
National Bank of Kazakhstan Note, 0.00%, 4/5/19	KZT	113,430	295,482
Total Kazakhstan			$1,254,873

Nigeria — 0.6%
Nigeria OMO Bill, 0.00%, 11/8/18	NGN	87,244	$239,670
Nigeria OMO Bill, 0.00%, 11/8/18	NGN	11,993	32,970
Nigeria OMO Bill, 0.00%, 12/13/18	NGN	86,160	234,228
Nigeria Treasury Bill, 0.00%, 11/1/18	NGN	9,385	25,854
Nigeria Treasury Bill, 0.00%, 11/15/18	NGN	3,485	9,550
Nigeria Treasury Bill, 0.00%, 1/3/19	NGN	19,031	51,286
Total Nigeria			$593,558

Sri Lanka — 2.0%
Sri Lanka Treasury Bill, 0.00%, 4/12/19	LKR	343,000	$1,873,712
Total Sri Lanka			$1,873,712

Uruguay — 3.1%
Uruguay Treasury Bill, 0.00%, 11/9/18	UYU	15,930	$484,429
Uruguay Treasury Bill, 0.00%, 11/16/18	UYU	11,085	336,553
Uruguay Treasury Bill, 0.00%, 1/11/19	UYU	35,935	1,075,805
Uruguay Treasury Bill, 0.00%, 1/25/19	UYU	33,605	1,002,262
Total Uruguay			$2,899,049

Total Foreign Government Securities (identified cost $14,925,745)			$14,269,771

18	See Notes to Financial Statements.

International Income Portfolio

October 31, 2018

Portfolio of Investments — continued

U.S. Treasury Obligations — 67.6%
Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/1/18	$15,000	$15,000,000
U.S. Treasury Bill, 0.00%, 11/8/18	2,600	2,598,966
U.S. Treasury Bill, 0.00%, 11/15/18	2,600	2,597,867
U.S. Treasury Bill, 0.00%, 11/29/18	13,000	12,978,135
U.S. Treasury Bill, 0.00%, 12/6/18	2,600	2,594,606
U.S. Treasury Bill, 0.00%, 12/13/18(4)	11,000	10,972,489
U.S. Treasury Bill, 0.00%, 12/20/18	2,600	2,592,356
U.S. Treasury Bill, 0.00%, 1/10/19	15,000	14,935,177

Total U.S. Treasury Obligations (identified cost $64,270,753)		$64,269,596

Other — 14.2%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(5)	13,546,470	$13,545,115

Total Other (identified cost $13,546,434)		$13,545,115

Total Short-Term Investments (identified cost $92,742,932)		$92,084,482

Total Investments — 109.7% (identified cost $105,735,120)		$104,418,152

Other Assets, Less Liabilities — (9.7)%		$(9,255,332)

Net Assets — 100.0%		$95,162,820

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $4,539,319 or 4.8% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(3)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2018.

(4)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	2,962,104	USD	3,365,987	Standard Chartered Bank	11/1/18	$—	$(10,959)
EUR	2,962,104	USD	3,371,467	Standard Chartered Bank	11/1/18	—	(16,439)
USD	3,592,484	EUR	2,962,104	Standard Chartered Bank	11/1/18	237,456	—
USD	3,365,987	EUR	2,962,104	Standard Chartered Bank	11/1/18	10,959	—
EUR	1,788,135	SEK	18,600,000	Citibank, N.A	11/2/18	—	(7,200)
SEK	18,600,000	EUR	1,812,435	Deutsche Bank AG	11/2/18	—	(20,324)
ARS	107,498,000	USD	2,686,107	Goldman Sachs International	11/5/18	297,008	—
BRL	7,876,295	USD	1,971,884	Standard Chartered Bank	11/5/18	144,547	—
BRL	7,876,295	USD	2,118,593	Standard Chartered Bank	11/5/18	—	(2,163)
CZK	65,000,000	EUR	2,521,641	Bank of America, N.A.	11/5/18	—	(18,342)
PEN	5,913,000	USD	1,800,000	Credit Agricole Corporate and Investment Bank	11/5/18	—	(46,181)

19	See Notes to Financial Statements.

International Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

PEN	16,433,000	USD	4,890,046	Standard Chartered Bank	11/5/18	$—	$(15,955)
PEN	10,520,000	USD	3,204,874	The Bank of Nova Scotia	11/5/18	—	(84,601)
PHP	34,155,000	USD	639,583	BNP Paribas	11/5/18	—	(1,231)
PHP	42,000,000	USD	785,561	Citibank, N.A.	11/5/18	—	(587)
PHP	130,855,000	USD	2,443,969	Deutsche Bank AG	11/5/18	1,690	—
PHP	54,700,000	USD	1,022,856	UBS AG	11/5/18	—	(522)
USD	2,967,099	ARS	107,498,000	Goldman Sachs International	11/5/18	—	(16,016)
USD	2,124,709	BRL	7,876,295	Standard Chartered Bank	11/5/18	8,278	—
USD	2,118,593	BRL	7,876,295	Standard Chartered Bank	11/5/18	2,163	—
USD	1,759,560	PEN	5,913,000	Credit Agricole Corporate and Investment Bank	11/5/18	5,741	—
USD	4,905,373	PEN	16,433,000	Standard Chartered Bank	11/5/18	31,281	—
USD	3,130,487	PEN	10,520,000	The Bank of Nova Scotia	11/5/18	10,214	—
USD	637,910	PHP	34,155,000	BNP Paribas	11/5/18	—	(441)
USD	784,431	PHP	42,000,000	Citibank, N.A.	11/5/18	—	(542)
USD	2,442,236	PHP	130,855,000	Deutsche Bank AG	11/5/18	—	(3,423)
USD	1,021,628	PHP	54,700,000	UBS AG	11/5/18	—	(707)
JPY	118,130,422	USD	1,063,711	Standard Chartered Bank	11/8/18	—	(16,347)
THB	67,308,000	USD	2,025,214	UBS AG	11/9/18	5,438	—
MAD	15,810,000	USD	1,589,744	BNP Paribas	11/13/18	59,267	—
MAD	6,330,000	USD	638,427	BNP Paribas	11/13/18	21,803	—
THB	99,122,000	USD	3,005,974	Citibank, N.A.	11/13/18	—	(15,215)
RSD	644,972,013	EUR	5,438,671	Deutsche Bank AG	11/16/18	8,261	—
IDR	71,943,000,000	USD	4,695,405	Citibank, N.A.	11/19/18	22,528	—
UGX	966,940,000	USD	253,590	Standard Chartered Bank	11/19/18	3,101	—
ARS	2,101,000	USD	55,700	Goldman Sachs International	11/20/18	1,528	—
AUD	259,894	USD	189,007	Standard Chartered Bank	11/20/18	—	(4,928)
UGX	967,448,000	USD	253,591	Standard Chartered Bank	11/26/18	2,881	—
MXN	5,430,000	USD	277,670	Goldman Sachs International	11/29/18	—	(11,420)
NZD	430,000	USD	281,881	HSBC Bank USA, N.A.	11/29/18	—	(1,212)
TRY	1,750,000	USD	296,522	HSBC Bank USA, N.A.	11/29/18	11,348	—
USD	1,637,118	EUR	1,372,212	Standard Chartered Bank	11/29/18	79,643	—
ZAR	4,120,000	USD	285,837	Bank of America, N.A.	11/29/18	—	(7,479)
BRL	1,180,000	USD	316,244	Standard Chartered Bank	11/30/18	31	—
PEN	16,433,000	USD	4,899,523	Standard Chartered Bank	11/30/18	—	(30,240)
RUB	19,570,000	USD	298,119	BNP Paribas	11/30/18	—	(2,108)
ARS	107,498,000	USD	2,863,559	Goldman Sachs International	12/3/18	18,425	—
BRL	7,876,295	USD	2,118,821	Standard Chartered Bank	12/4/18	—	(8,519)
NOK	17,368,000	EUR	1,836,337	State Street Bank and Trust Company	12/4/18	—	(22,113)
NOK	4,632,000	EUR	489,677	The Toronto-Dominion Bank	12/4/18	—	(5,819)
PHP	130,855,000	USD	2,437,005	Deutsche Bank AG	12/5/18	12,087	—
COP	418,797,000	USD	134,542	Citibank, N.A.	12/6/18	—	(4,662)
USD	1,569,972	EUR	1,312,000	Standard Chartered Bank	12/6/18	79,870	—
COP	5,728,913,000	USD	1,838,164	Credit Agricole Corporate and Investment Bank	12/7/18	—	(61,537)

20	See Notes to Financial Statements.

International Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

AUD	103,000	USD	73,332	Australia and New Zealand Banking Group Limited	12/10/18	$—	$(363)
AUD	287,742	USD	206,880	Australia and New Zealand Banking Group Limited	12/10/18	—	(3,032)
AUD	1,980,000	USD	1,410,613	Australia and New Zealand Banking Group Limited	12/12/18	—	(7,872)
AUD	1,985,000	USD	1,407,871	HSBC Bank USA, N.A.	12/13/18	—	(1,571)
AUD	1,976,364	USD	1,402,892	HSBC Bank USA, N.A.	12/13/18	—	(2,711)
MAD	951,000	USD	95,578	Societe Generale	12/13/18	3,124	—
MAD	948,000	USD	95,613	Societe Generale	12/13/18	2,778	—
MAD	1,220,000	USD	123,046	Societe Generale	12/14/18	3,555	—
COP	3,752,456,000	USD	1,235,905	UBS AG	12/21/18	—	(72,778)
COP	4,084,305,000	USD	1,347,422	UBS AG	12/21/18	—	(81,433)
USD	960,642	EUR	820,290	Standard Chartered Bank	1/17/19	24,920	—
USD	531,548	EUR	448,310	Standard Chartered Bank	1/17/19	20,151	—
USD	112,693	EUR	95,046	Standard Chartered Bank	1/17/19	4,272	—
UGX	1,047,780,000	USD	271,446	Citibank, N.A.	1/18/19	3,400	—
CHF	2,150,000	EUR	1,883,157	State Street Bank and Trust Company	1/22/19	3,788	—
ILS	18,940,000	USD	5,228,891	State Street Bank and Trust Company	1/22/19	—	(104,543)
MAD	960,000	USD	100,000	BNP Paribas	1/22/19	—	(997)
MAD	878,000	USD	92,082	BNP Paribas	1/22/19	—	(1,535)
NOK	16,363,000	EUR	1,722,050	Bank of America, N.A.	1/22/19	—	(16,640)
USD	123,476	KZT	45,680,000	Citibank, N.A.	1/22/19	2,154	—
UGX	2,087,369,000	USD	542,893	Citibank, N.A.	1/23/19	4,095	—
JPY	111,869,578	USD	999,273	Standard Chartered Bank	1/24/19	—	(559)
KZT	304,120,000	USD	803,381	Deutsche Bank AG	1/28/19	3,605	—
USD	26,891	KZT	9,210,000	Deutsche Bank AG	1/28/19	2,452	—
USD	21,518	KZT	7,370,000	Deutsche Bank AG	1/28/19	1,962	—
COP	715,529,000	USD	226,251	Goldman Sachs International	1/29/19	—	(4,733)
USD	481,026	EUR	420,000	Standard Chartered Bank	1/29/19	1,428	—
USD	65,995	EUR	57,622	Standard Chartered Bank	1/29/19	196	—
USD	3,399,903	EUR	2,962,104	Standard Chartered Bank	1/31/19	16,894	—
USD	531,954	EUR	450,000	Standard Chartered Bank	2/1/19	17,966	—
SEK	18,600,000	EUR	1,788,881	Citibank, N.A.	2/4/19	7,227	—
KES	220,000,000	USD	2,126,631	Standard Chartered Bank	2/7/19	—	(166)
UGX	982,637,000	USD	253,061	Standard Chartered Bank	2/14/19	3,312	—
UGX	992,807,000	USD	253,591	Standard Chartered Bank	2/15/19	5,385	—
EUR	358,000	USD	419,708	Goldman Sachs International	2/21/19	—	(10,078)
UGX	994,582,000	USD	253,591	Standard Chartered Bank	2/28/19	5,193	—
USD	1,881,135	EUR	1,618,000	JPMorgan Chase Bank, N.A.	3/21/19	25,166	—
UGX	1,065,780,000	USD	271,446	Citibank, N.A.	4/25/19	2,879	—
UGX	970,600,000	USD	247,287	Standard Chartered Bank	4/30/19	2,300	—
UGX	1,079,000,000	USD	271,447	Citibank, N.A.	6/26/19	2,604	—

						$1,246,354	$(746,243)

21	See Notes to Financial Statements.

International Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation

Interest Rate Futures
U.S. 5-Year Treasury Note	11	Short	12/31/18	$(1,236,211)	$8,508
U.S. 10-Year Treasury Note	4	Short	12/19/18	(473,750)	6,112

					$14,620

Abbreviations:

COF	–	Cost of Funds 11th District

Currency Abbreviations:

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CHF	–	Swiss Franc
COP	–	Colombian Peso
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
GEL	–	Georgian Lari
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KES	–	Kenyan Shilling
KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee

MAD	–	Moroccan Dirham
MXN	–	Mexican Peso
NGN	–	Nigerian Naira
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SEK	–	Swedish Krona
THB	–	Thai Baht
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso
ZAR	–	South African Rand

22	See Notes to Financial Statements.

International Income Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $92,188,686)	$90,873,037
Affiliated investment, at value (identified cost, $13,546,434)	13,545,115
Cash	4,030,533
Deposits for derivatives collateral:
Financial futures contracts	17,515
Forward foreign currency exchange contracts	283,074
Foreign currency, at value (identified cost, $936,959)	905,416
Interest receivable	360,561
Dividends receivable from affiliated investment	19,316
Receivable for investments sold	46,275
Receivable for variation margin on open financial futures contracts	3,831
Receivable for open forward foreign currency exchange contracts	1,246,354
Tax reclaims receivable	452
Receivable from affiliate	16,782
Total assets	$111,348,261

Liabilities
Cash collateral due to broker	$283,074
Payable for investments purchased	14,935,432
Payable for open forward foreign currency exchange contracts	746,243
Payable to affiliates:
Investment adviser fee	50,878
Trustees’ fees	419
Accrued expenses	169,395
Total liabilities	$16,185,441
Net Assets applicable to investors’ interest in Portfolio	$95,162,820

23	See Notes to Financial Statements.

International Income Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest (net of foreign taxes, $184,356)	$4,547,320
Dividends from affiliated investment	224,265
Total investment income	$4,771,585

Expenses
Investment adviser fee	$646,567
Trustees’ fees and expenses	4,785
Custodian fee	186,652
Legal and accounting services	76,566
Interest expense	5,301
Miscellaneous	22,366
Total expenses	$942,237
Deduct —
Allocation of expenses to affiliate	$109,330
Total expense reductions	$109,330

Net expenses	$832,907

Net investment income	$3,938,678

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(2,587,316)
Investment transactions — affiliated investment	621
Financial futures contracts	68,649
Foreign currency transactions	(90,677)
Forward foreign currency exchange contracts	(2,823,588)
Net realized loss	$(5,432,311)
Change in unrealized appreciation (depreciation) —
Investments	$(892,600)
Investments — affiliated investment	(1,292)
Written options	(52,178)
Financial futures contracts	(6,468)
Foreign currency	(76,088)
Forward foreign currency exchange contracts	208,281
Net change in unrealized appreciation (depreciation)	$(820,345)

Net realized and unrealized loss	$(6,252,656)

Net decrease in net assets from operations	$(2,313,978)

24	See Notes to Financial Statements.

International Income Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$3,938,678	$3,449,047
Net realized gain (loss)	(5,432,311)	2,685,306
Net change in unrealized appreciation (depreciation)	(820,345)	3,509,477
Net increase (decrease) in net assets from operations	$(2,313,978)	$9,643,830
Capital transactions —
Contributions	$15,327,947	$10,334,842
Withdrawals	(20,762,786)	(55,782,953)
Net decrease in net assets from capital transactions	$(5,434,839)	$(45,448,111)

Net decrease in net assets	$(7,748,817)	$(35,804,281)

Net Assets
At beginning of year	$102,911,637	$138,715,918
At end of year	$95,162,820	$102,911,637

25	See Notes to Financial Statements.

International Income Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018		2017		2016		2015		2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.81	%(2)(3)	0.80	%(2)	0.81	%(2)(3)	0.81	%(2)(3)	0.83%
Net investment income	3.81%		3.02%		3.17%		3.56%		3.49%
Portfolio Turnover	23%		29%		38%		23%		42%

Total Return	(2.28	)%(2)	9.09	%(2)	3.25	%(2)	(5.84	)%(2)	0.90%

Net assets, end of year (000’s omitted)	$95,163		$102,912		$138,716		$237,251		$607,664

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.11%, 0.13%, 0.08% and 0.04% of average daily net assets for the years ended October 31, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes interest expense of 0.01% for each of the years ended October 31, 2018, 2016 and 2015.

26	See Notes to Financial Statements.

International Income Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Diversified Currency Income Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

27

International Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a

28

International Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $1 billion, 0.600% from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $646,567 or 0.625% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $109,330 of the Portfolio’s operating expenses for the year ended October 31, 2018. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$4,367,365	$11,215,373
U.S. Government and Agency Securities	—	1,066,133

	$4,367,365	$12,281,506

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$104,622,714

Gross unrealized appreciation	$42,132
Gross unrealized depreciation	(246,694)

Net unrealized depreciation	$(204,562)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

29

International Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and currency options to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes futures contracts to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $746,243. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $130,672 at October 31, 2018.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2018.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Foreign Exchange	Interest Rate		Total

Not applicable	$—	$14,620	*	$14,620
Receivable for open forward foreign currency exchange contracts	1,246,354	—		1,246,354

Total Asset Derivatives	$1,246,354	$14,620		$1,260,974

Derivatives not subject to master netting or similar agreements	$—	$14,620		$14,620

Total Asset Derivatives subject to master netting or similar agreements	$1,246,354	$—		$1,246,354

30

International Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

	Foreign Exchange	Interest Rate	Total

Payable for open forward foreign currency exchange contracts	$(746,243)	$—	$(746,243)

Total Liability Derivatives	$(746,243)	$—	$(746,243)

Total Liability Derivatives subject to master netting or similar agreements	$(746,243)	$—	$(746,243)

*

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

BNP Paribas	$81,070	$(6,312)	$(74,758)	$—	$—
Citibank, N.A.	44,887	(28,206)	—	—	16,681
Credit Agricole Corporate and Investment Bank	5,741	(5,741)	—	—	—
Deutsche Bank AG	30,057	(23,747)	—	—	6,310
Goldman Sachs International	316,961	(42,247)	(180,000)	—	94,714
HSBC Bank USA, N.A.	11,348	(5,494)	—	—	5,854
JPMorgan Chase Bank, N.A.	25,166	—	—	(20,047)	5,119
Societe Generale	9,457	—	—	—	9,457
Standard Chartered Bank	702,227	(106,275)	(281,244)	(263,027)	51,681
State Street Bank and Trust Company	3,788	(3,788)	—	—	—
The Bank of Nova Scotia	10,214	(10,214)	—	—	—
UBS AG	5,438	(5,438)	—	—	—

	$1,246,354	$(237,462)	$(536,002)	$(283,074)	$189,816

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(11,267)	$—	$—	$—	$(11,267)
Bank of America, N.A.	(42,461)	—	—	—	(42,461)
BNP Paribas	(6,312)	6,312	—	—	—
Citibank, N.A.	(28,206)	28,206	—	—	—
Credit Agricole Corporate and Investment Bank	(107,718)	5,741	—	—	(101,977)
Deutsche Bank AG	(23,747)	23,747	—	—	—
Goldman Sachs International	(42,247)	42,247	—	—	—
HSBC Bank USA, N.A.	(5,494)	5,494	—	—	—
Standard Chartered Bank	(106,275)	106,275	—	—	—
State Street Bank and Trust Company	(126,656)	3,788	—	—	(122,868)
The Bank of Nova Scotia	(84,601)	10,214	—	—	(74,387)

31

International Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

The Toronto-Dominion Bank	$(5,819)	$—	$—	$—	$(5,819)
UBS AG	(155,440)	5,438	130,672	—	(19,330)

	$(746,243)	$237,462	$130,672	$—	$(378,109)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2018 was as follows:

Statement of Operations Caption	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Financial futures contracts	$—	$68,649
Forward foreign currency exchange contracts	(2,823,588)	—

Total	$(2,823,588)	$68,649

Change in unrealized appreciation (depreciation) —
Investments	$25,628	$—
Written options	(52,178)	—
Financial futures contracts	—	(6,468)
Forward foreign currency exchange contracts	208,281	—

Total	$181,731	$(6,468)
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$1,748,000	$110,789,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately $308,000 and $308,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the

32

International Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$10,297,483	$—	$10,297,483
Collateralized Mortgage Obligations	—	425,352	—	425,352
Mortgage Pass-Throughs	—	1,610,835	—	1,610,835
Short-Term Investments —
Foreign Government Securities	—	14,269,771	—	14,269,771
U.S. Treasury Obligations	—	64,269,596	—	64,269,596
Other	—	13,545,115	—	13,545,115

Total Investments	$—	$104,418,152	$—	$104,418,152

Forward Foreign Currency Exchange Contracts	$—	$1,246,354	$—	$1,246,354
Futures Contracts	14,620	—	—	14,620

Total	$14,620	$105,664,506	$—	$105,679,126

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(746,243)	$—	$(746,243)

Total	$—	$(746,243)	$—	$(746,243)

33

International Income Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

34

Eaton Vance Diversified Currency Income Fund

International Income Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Diversified Currency Income Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	63,904,959	277,137
Keith Quinton	63,938,796	243,300
Marcus L. Smith	63,881,853	300,242
Susan J. Sutherland	63,908,049	274,047
Scott E. Wennerholm	63,904,469	277,626

Results	are rounded to the nearest whole number.

Each nominee was also elected a Trustee of International Income Portfolio.

International Income Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Mark R. Fetting	99%	1%
Keith Quinton	99%	1%
Marcus L. Smith	99%	1%
Susan J. Sutherland	99%	1%
Scott E. Wennerholm	99%	1%

Results	are rounded to the nearest whole number.

35

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

36

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

37

Eaton Vance

Diversified Currency Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

39

This Page Intentionally Left Blank

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Diversified Currency Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.18

Eaton Vance

Emerging and Frontier Countries Equity Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Emerging and Frontier Countries Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 35

Federal Tax Information	16

Special Meeting of Shareholders	36

Management and Organization	37

Important Notices	40

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2018, the “synchronized” global growth and abundant liquidity that had characterized earlier periods virtually disappeared. While U.S. stocks reported positive returns for the fiscal year, most developed international market, emerging market and frontier market equity indexes were in negative territory.

In the U.S., growth in gross domestic product (GDP) and corporate earnings accelerated during the period, boosted by tax reform. With the economy on solid ground and inflation under control, the U.S. Federal Reserve continued gradually raising interest rates and reducing the size of its balance sheet. Overseas, the European Central Bank (ECB) tapered its monthly bond purchases and said it would end them entirely by December 2018. Nonetheless, the ECB held interest rates at record lows amid softening economic growth and heightened political uncertainty in the region. Rising populism and anti-immigration sentiment continued to permeate eurozone politics, as illustrated by a budget standoff between the newly elected Italian government and the European Union. The Bank of Japan remained highly accommodative in an effort to revive inflation, but allowed 10-year government bond yields to edge higher.

The backdrop for emerging and frontier markets deteriorated as global liquidity tightened, the eurozone economy lost momentum, the U.S. dollar strengthened against many foreign currencies, and China’s already-slowing economy began to feel the effects of U.S. trade tariffs. Developments in several larger emerging-market countries exacerbated these broad headwinds, including U.S. sanctions against Russia, a currency crisis in Argentina and escalating political tensions between Turkey and the U.S. A strong rally in oil prices was an additional challenge for China, India and other oil-importing nations. During the period, the S&P 500® Index,2 a broad measure of the U.S. market, advanced 7.35%, while the MSCI EAFE Index, an Index of developed-market international equities, fell –6.85%, the MSCI Emerging Markets Index returned –12.52%, and the MSCI Frontier Markets Index declined –12.07%.

Fund Performance

For the 12-month period ended October 31, 2018, Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) had a total return of –11.42% for Class A shares at net asset value (NAV), outperforming the –12.52% return of the MSCI Emerging Markets Index (the Primary Index) and the –12.07% return of the MSCI Frontier Markets Index (the Secondary Index). The Fund also outperformed the –12.17% return of its Blended Benchmark consisting of 50% Primary Index and 50% Secondary Index (the Blended Index). The Blended Index is more representative of the Fund’s investment strategy and holdings than the Primary Index.

The Fund seeks to invest in emerging and frontier equity markets where management believes macroeconomic fundamentals and economic policy are likely to improve. The Fund’s strategy and investment process are supported by empirical evidence demonstrating that equity markets in countries that have experienced increasing economic freedom7 outperform those with decreasing economic freedom, both over time and during down markets. Investment decisions are focused on broad-based, country-level and sector equity exposures, rather than on individual stocks.

Fund positioning in Argentina, Vietnam, and China helped Fund performance versus the Blended Index during the period. Underweighting Argentina, relative to the Blended Index, helped relative results. Argentinian stocks declined during the period as concerns about the country’s ability to manage inflation and its trade and budget deficits triggered a sharp decline in the value of its currency, the peso. The Fund’s overweight position in Vietnam helped performance versus the Blended Index due to solid economic growth in the country. Significant efforts were made to accelerate state-owned enterprise reform under new political leadership, driving privatization and revenue growth.

China remained the Fund’s largest country position and an overweight to the Blended Index for most of the period. Management believes economic reform and liberalization in China should improve corporate earnings and, over the longer term, reduce risk in the economy, but recognizes that risks to the domestic economy in China have grown. Chinese GDP growth during the period came in below government targets, due to weakness in infrastructure investment, retail sales and industrial production. However, the Fund’s Chinese equity position was currency hedged, and that helped the Fund’s China position outperform Chinese holdings in the Blended Index, which were negatively affected by an escalating trade/tariff war with the U.S.

In contrast, overweighting South Korea and Egypt and holding a position in Myanmar, which was not represented in the Blended Index, detracted from Fund performance versus the Blended Index. South Korea, the Fund’s second-largest country position, was hurt by slowing GDP growth as fears of a trade war hurt exports, the nation’s tech-heavy economy faced rising competition from China, and a 16% increase in the minimum wage led companies to cut staff. A high budget deficit weighed on the Egyptian economy. The Fund’s holdings in Myanmar were negatively affected by the nation’s slow progress toward economic liberalization, as the government’s handling of the humanitarian crisis in Rakhine State put a damper on foreign direct investment and dollar flows into the country.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Performance2,3

Portfolio Managers Marshall L. Stocker, Ph.D., CFA, John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/03/2014	11/01/2013	–11.42%	—	0.11%
Class A with 5.75% Maximum Sales Charge	—	—	–16.52	—	–1.06
Class I at NAV	11/03/2014	11/01/2013	–11.29	—	0.30
MSCI Emerging Markets Index	—	—	–12.52%	0.78%	0.91%
MSCI Frontier Markets Index	—	—	–12.07	1.63	1.63
Blended Index	—	—	–12.17	1.39	1.45

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.72%	1.47%
Net				1.65%	1.40

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	11/01/2013	$253,775	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Fund Profile5

Sector Allocation (% of net assets)6

Country Allocation (% of net assets)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Blended Index consists of 50% MSCI Emerging Markets Index and 50% MSCI Frontier Markets Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Capital Opportunities Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

[7]

Source: Fraser Institute, MSCI, Bloomberg, Eaton Vance. The Economic Freedom analysis by the Fraser Institute, and resultant scores, are available every five years beginning in 1970 through 2000. Thereafter, scores are available annually. Thus, longer-term analysis was conducted using 5-year periods and ends in 2010 in order to maintain consistent time periods for measurement. Down years since 2000 were calculated utilizing annual analysis. During each period countries were grouped according to whether their Fraser Institute quantitative score for economic freedom increased or decreased. The MSCI country-level returns were then aggregated into two lists — increasing economic freedom and decreasing economic freedom — and the performance data averaged, respectively.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$841.30	$7.66	**	1.65%
Class I	$1,000.00	$841.80	$6.50	**	1.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.90	$8.39	**	1.65%
Class I	$1,000.00	$1,018.10	$7.12	**	1.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Global Macro Capital Opportunities Portfolio, at value (identified cost, $153,437,554)	$162,167,487
Receivable for Fund shares sold	152,871
Total assets	$162,320,358

Liabilities
Payable for Fund shares redeemed	$159,262
Payable to affiliates:
Distribution and service fees	594
Trustees’ fees	42
Other	2,279
Accrued expenses	73,488
Total liabilities	$235,665
Net Assets	$162,084,693

Sources of Net Assets
Paid-in capital	$160,286,782
Distributable earnings	1,797,911
Total	$162,084,693

Class A Shares
Net Assets	$2,656,910
Shares Outstanding	273,937
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.70
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.29

Class I Shares
Net Assets	$159,427,783
Shares Outstanding	16,364,000
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.74

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends allocated from Portfolio (net of foreign taxes, $378,206)	$3,782,130
Interest allocated from Portfolio (net of foreign taxes, $21)	25,344
Expenses allocated from Portfolio	(2,144,104)
Total investment income from Portfolio	$1,663,370

Expenses
Distribution and service fees
Class A	$4,426
Trustees’ fees and expenses	500
Custodian fee	19,281
Transfer and dividend disbursing agent fees	152,880
Legal and accounting services	33,734
Printing and postage	19,152
Registration fees	46,965
Miscellaneous	10,004
Total expenses	$286,942
Deduct —
Allocation of expenses to affiliate	$30,000
Total expense reductions	$30,000

Net expenses	$256,942

Net investment income	$1,406,428

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $99,622)	$2,258,814
Financial futures contracts	(1,058,533)
Foreign currency transactions	211,476
Forward foreign currency exchange contracts	2,145,445
Net realized gain	$3,557,202
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $18,126)	$(24,800,633)
Financial futures contracts	(1,226,716)
Foreign currency	(22,024)
Forward foreign currency exchange contracts	1,276,117
Net change in unrealized appreciation (depreciation)	$(24,773,256)

Net realized and unrealized loss	$(21,216,054)

Net decrease in net assets from operations	$(19,809,626)

8	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$1,406,428	$1,350,949
Net realized gain (loss)	3,557,202	(27,488)
Net change in unrealized appreciation (depreciation)	(24,773,256)	29,698,350
Net increase (decrease) in net assets from operations	$(19,809,626)	$31,021,811
Distributions to shareholders(1)
Class A	$—	$(64,157)
Class I	—	(590,542)
Total distributions to shareholders	$—	$(654,699)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,749,330	$3,412,752
Class I	42,062,675	48,111,752
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	63,858
Class I	—	590,453
Cost of shares redeemed
Class A	(1,217,253)	(24,364,046)
Class I	(26,269,321)	(17,381,179)
Net increase in net assets from Fund share transactions	$17,325,431	$10,433,590

Net increase (decrease) in net assets	$(2,484,195)	$40,800,702

Net Assets
At beginning of year	$164,568,888	$123,768,186
At end of year	$162,084,693	$164,568,888

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

9	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,			Period Ended October 31, 2015(1)
	2018	2017	2016
Net asset value — Beginning of period	$10.950	$8.850	$8.570	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.068	$0.057	$0.045	$0.120
Net realized and unrealized gain (loss)	(1.318)	2.072	0.403	(1.541)

Total income (loss) from operations	$(1.250)	$2.129	$0.448	$(1.421)

Less Distributions
From net investment income	$—	$(0.029)	$(0.168)	$(0.009)

Total distributions	$—	$(0.029)	$(0.168)	$(0.009)

Net asset value — End of period	$9.700	$10.950	$8.850	$8.570

Total Return(3)(4)	(11.42)%	24.15%	5.42%	(14.22	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,657	$1,453	$19,599	$18,836
Ratios (as a percentage of average daily net assets):(6)
Expenses(4)(7)	1.65%	1.65%	1.65%	1.65	%(8)
Net investment income	0.62%	0.62%	0.55%	1.31	%(8)
Portfolio Turnover of the Portfolio	39%	32%	40%	27	%(9)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.07%, 0.09% and 0.16% of average daily net assets for the years ended October 31, 2018, 2017 and 2016 and the period ended October 31, 2015, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2015.

10	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,			Period Ended October 31, 2015(1)
	2018	2017	2016
Net asset value — Beginning of period	$10.980	$8.870	$8.590	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.092	$0.098	$0.068	$0.147
Net realized and unrealized gain (loss)	(1.332)	2.063	0.400	(1.546)

Total income (loss) from operations	$(1.240)	$2.161	$0.468	$(1.399)

Less Distributions
From net investment income	$—	$(0.051)	$(0.188)	$(0.011)

Total distributions	$—	$(0.051)	$(0.188)	$(0.011)

Net asset value — End of period	$9.740	$10.980	$8.870	$8.590

Total Return(3)(4)	(11.29)%	24.52%	5.67%	(14.00	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$159,428	$163,116	$104,170	$95,068
Ratios (as a percentage of average daily net assets):(6)
Expenses(4)(7)	1.40%	1.40%	1.40%	1.40	%(8)
Net investment income	0.82%	1.00%	0.82%	1.61	%(8)
Portfolio Turnover of the Portfolio	39%	32%	40%	27	%(9)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.07%, 0.09% and 0.16% of average daily net assets for the years ended October 31, 2018, 2017 and 2016 and the period ended October 31, 2015, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2015.

11	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Capital Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

12

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Distributions declared from:
Ordinary income	$—	$654,699

During the year ended October 31, 2018, distributable earnings was decreased by $255,518 and paid-in capital was increased by $255,518 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$4,465,034
Deferred capital losses	$(10,225,539)
Net unrealized appreciation	$7,558,416

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $10,225,539 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $8,709,729 are short-term and $1,515,810 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2018, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.65% and 1.40% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, EVM was allocated $30,000 of the Fund’s operating expenses for the year ended October 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $1,761 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,430 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

13

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Notes to Financial Statements — continued

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $4,426 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $27,925,363 and $10,506,948, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	255,595	359,449
Issued to shareholders electing to receive payments of distributions in Fund shares	—	7,451
Redemptions	(114,317)	(2,448,967)

Net increase (decrease)	141,278	(2,082,067)

	Year Ended October 31,
Class I	2018	2017

Sales	3,854,438	4,852,064
Issued to shareholders electing to receive payments of distributions in Fund shares	—	68,898
Redemptions	(2,349,652)	(1,806,759)

Net increase	1,504,786	3,114,203

14

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging and Frontier Countries Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from the start of business, November 3, 2014, to October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, November 3, 2014, to October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2018, the Fund designates approximately $1,774,567, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2018, the Fund paid foreign taxes of $378,227 and recognized foreign source income of $3,982,215.

16

Global Macro Capital Opportunities Portfolio

October 31, 2018

Portfolio of Investments

Common Stocks — 87.3%
Security	Shares	Value

Argentina — 6.9%
Banco Macro SA, Class B ADR	29,661	$1,325,550
BBVA Banco Frances SA ADR	45,945	504,017
Central Puerto SA ADR	48,655	466,115
Corp. America Airports SA(1)	20,616	163,485
Empresa Distribuidora Y Comercializadora Norte SA ADR(1)	13,975	318,630
Globant SA(1)	20,736	1,067,489
Grupo Financiero Galicia SA, Class B ADR	66,276	1,528,324
Grupo Financiero Valores SA	180,500	25,441
Grupo Supervielle SA ADR	38,200	318,588
Loma Negra Cia Industrial Argentina SA ADR(1)	38,327	345,326
Pampa Energia SA ADR(1)	42,369	1,402,838
Telecom Argentina SA ADR	70,288	1,272,916
Transportadora de Gas del Sur SA ADR	50,039	727,067
YPF SA ADR(1)	113,809	1,707,135
		$11,172,921

China — 11.0%
58.com, Inc. ADR(1)	1,300	$85,267
AAC Technologies Holdings, Inc.	12,500	95,216
Agricultural Bank of China, Ltd., Class H	393,000	172,991
Alibaba Group Holding, Ltd. ADR(1)	16,154	2,298,391
Anhui Conch Cement Co., Ltd., Class H	24,000	124,395
ANTA Sports Products, Ltd.	17,000	70,185
Baidu, Inc. ADR(1)	3,980	756,439
Bank of China, Ltd., Class H	1,162,000	495,060
Beijing Enterprises Water Group, Ltd.	98,000	50,045
Brilliance China Automotive Holdings, Ltd.	56,000	49,125
BYD Co., Ltd., Class H	14,500	93,275
CGN Power Co., Ltd., Class H(2)	155,000	35,647
China Cinda Asset Management Co., Ltd., Class H	147,000	36,086
China Communications Construction Co., Ltd., Class H	78,000	71,519
China Construction Bank Corp., Class H	1,202,000	953,843
China Everbright International, Ltd.	82,222	65,777
China Evergrande Group	59,000	141,469
China Galaxy Securities Co., Ltd., Class H	59,500	29,974
China Gas Holdings, Ltd.	23,600	74,916
China Life Insurance Co., Ltd., Class H	109,000	218,414
China Literature, Ltd.(1)(2)	1	5
China Mengniu Dairy Co., Ltd.	47,000	139,067
China Merchants Port Holdings Co., Ltd.	24,160	41,152
China Mobile, Ltd.	90,000	843,109
China Overseas Land & Investment, Ltd.	60,000	188,630
China Pacific Insurance (Group) Co., Ltd., Class H	42,200	157,550
China Petroleum & Chemical Corp., Class H	382,000	311,168

Security	Shares	Value

China (continued)
China Railway Construction Corp., Ltd., Class H	46,500	$59,055
China Railway Group, Ltd., Class H	86,000	76,859
China Resources Beer Holdings Co., Ltd.	38,000	132,416
China Resources Gas Group, Ltd.	20,000	76,659
China Resources Land, Ltd.	47,777	162,499
China Resources Power Holdings Co., Ltd.	34,000	59,821
China Shenhua Energy Co., Ltd., Class H	56,000	126,697
China State Construction International Holdings, Ltd.	42,000	30,035
China Taiping Insurance Holdings Co., Ltd.	31,400	105,472
China Telecom Corp., Ltd., Class H	234,000	110,713
China Unicom (Hong Kong), Ltd.	98,000	102,503
China Vanke Co., Ltd., Class H	26,700	82,447
CITIC Securities Co., Ltd., Class H	39,500	69,737
CITIC, Ltd.	75,000	112,688
CNOOC, Ltd.	261,000	444,478
Country Garden Holdings Co., Ltd.	129,000	138,824
Country Garden Services Holdings Co., Ltd.(1)	14,827	19,331
CRRC Corp., Ltd., Class H	79,750	70,042
CSPC Pharmaceutical Group, Ltd.	84,000	178,988
Ctrip.com International, Ltd. ADR(1)	5,900	196,352
Dongfeng Motor Group Co., Ltd., Class H	54,000	53,358
ENN Energy Holdings, Ltd.	14,000	119,456
Fullshare Holdings, Ltd.	160,000	62,505
Geely Automobile Holdings, Ltd.	80,000	154,160
GF Securities Co., Ltd., Class H	24,600	31,873
Great Wall Motor Co., Ltd., Class H	53,500	31,780
Guangdong Investment, Ltd.	48,000	85,933
Guangzhou Automobile Group Co., Ltd., Class H	74,400	75,408
Haitong Securities Co., Ltd., Class H	60,000	60,449
Hanergy Thin Film Power Group, Ltd.(1)(3)	302,000	192,554
Hengan International Group Co., Ltd.	12,500	99,367
Huaneng Power International, Inc., Class H	96,000	53,511
Huatai Securities Co., Ltd., Class H(2)	34,000	54,738
Industrial & Commercial Bank of China, Ltd., Class H	1,061,000	719,859
JD.com, Inc. ADR(1)	10,624	249,877
Lenovo Group, Ltd.	160,000	102,047
NetEase, Inc. ADR	1,181	245,471
New China Life Insurance Co., Ltd., Class H	16,000	75,066
New Oriental Education & Technology Group, Inc. ADR(1)	2,374	138,903
People’s Insurance Co. Group of China, Ltd. (The), Class H	129,000	52,761
PetroChina Co., Ltd., Class H	320,000	230,088
PICC Property & Casualty Co., Ltd., Class H	114,000	110,813
Ping An Insurance (Group) Co. of China, Ltd., Class H	77,000	727,960
Semiconductor Manufacturing International Corp.(1)	7,300	6,030
Shenzhou International Group Holdings, Ltd.	12,000	133,039
SINA Corp.(1)	1,200	75,972

17	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

China (continued)
Sino Biopharmaceutical, Ltd.	135,000	$121,850
Sinopharm Group Co., Ltd., Class H	22,400	108,513
Sunac China Holdings, Ltd.	32,000	87,583
Sunny Optical Technology Group Co., Ltd.	17,000	148,425
TAL Education Group ADR(1)	4,548	131,801
Tencent Holdings, Ltd.	81,800	2,802,408
Vipshop Holdings, Ltd. ADR(1)	6,998	34,010
Want Want China Holdings, Ltd.	103,000	73,688
Weibo Corp. ADR(1)	120	7,081
Yum China Holdings, Inc.	7,500	270,600
YY, Inc. ADR(1)	600	38,340
Zhuzhou CRRC Times Electric Co., Ltd., Class H	11,000	58,967
		$17,780,575

Croatia — 1.5%
Adris Grupa DD, PFC Shares	9,000	$584,183
Ericsson Nikola Tesla DD	930	147,974
Hrvatski Telekom DD	52,252	1,217,893
Koncar-Elektroindustrija DD	1,480	140,163
Valamar Riviera DD	48,200	275,346
		$2,365,559

Cyprus — 1.5%
Bank of Cyprus Holdings PLC(1)(4)	482,403	$956,656
Bank of Cyprus Holdings PLC(1)(4)	751,987	1,511,616
		$2,468,272

Egypt — 3.4%
Abou Kir Fertilizers & Chemical Industries	257,600	$388,133
Alexandria Mineral Oils Co.	436,996	168,710
Commercial International Bank Egypt SAE	306,700	1,360,805
Credit Agricole Egypt SAE	315,572	706,178
Eastern Tobacco	410,875	363,955
Egyptian Financial Group-Hermes Holding Co.(1)	336,350	260,912
ElSewedy Electric Co.	489,400	411,136
Ezz Steel Co SAE(1)	157,535	158,935
Ghabbour Auto(1)	506,400	149,777
Heliopolis Housing	104,500	101,921
Juhayna Food Industries	360,800	193,293
Medinet Nasr Housing(1)	582,609	226,586
Palm Hills Developments SAE(1)	1,020,800	132,312
Qalaa Holdings SAE(1)	1,195,300	245,168
Six of October Development & Investment Co.(1)	197,700	164,496
Talaat Moustafa Group	742,600	376,542
Telecom Egypt	266,700	157,825
		$5,566,684

Security	Shares	Value

Georgia — 3.3%
Bank of Georgia Group PLC	92,860	$1,853,047
Georgia Capital PLC(1)	48,700	727,746
TBC Bank Group PLC	129,035	2,783,185
		$5,363,978

Iceland — 2.9%
Arion Banki HF(2)	779,277	$502,919
Eik Fasteignafelag HF(1)	1,866,700	113,728
Eimskipafelag Islands HF	407,000	594,194
Hagar HF	2,036,000	780,258
Kvika Banki HF(1)	191,704	11,746
Marel HF(1)	397,000	1,285,655
Reginn HF(1)	1,637,000	251,407
Reitir Fasteignafelag HF	1,043,000	611,771
Siminn HF	9,776,000	304,660
Sjova-Almennar Tryggingar HF	982,420	113,930
Tryggingamidstodin HF	521,400	115,672
Vatryggingafelag Islands HF	520,680	46,641
		$4,732,581

India — 5.3%
Adani Ports and Special Economic Zone, Ltd.	22,802	$98,254
Adani Power, Ltd.(1)	9,483	5,874
Ambuja Cements, Ltd.	21,000	55,908
Asian Paints, Ltd.	8,100	134,806
Aurobindo Pharma, Ltd.	7,300	78,722
Bajaj Auto, Ltd.	2,400	84,133
Bajaj Finance, Ltd.	4,600	147,112
Bajaj Finserv, Ltd.	1,200	87,254
Bharat Petroleum Corp., Ltd.	22,800	84,688
Bharti Airtel, Ltd.	34,700	136,874
Bharti Infratel, Ltd.	15,719	56,691
Cipla, Ltd.	9,500	80,421
Coal India, Ltd.	19,072	68,698
Dabur India, Ltd.	18,500	96,219
Dr. Reddy’s Laboratories, Ltd.	3,000	103,041
Eicher Motors, Ltd.	400	117,646
GAIL (India), Ltd.	22,754	115,529
Godrej Consumer Products, Ltd.	10,800	106,116
Grasim Industries, Ltd.	10,000	112,482
HCL Technologies, Ltd.	16,228	233,403
Hero MotoCorp, Ltd.	1,300	48,370
Hindalco Industries, Ltd.	30,900	92,005
Hindustan Petroleum Corp., Ltd.	19,000	57,575
Hindustan Unilever, Ltd.	17,900	391,847

18	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

India (continued)
Housing Development Finance Corp., Ltd.	22,890	$546,975
Indiabulls Housing Finance, Ltd.	8,300	93,324
Indian Oil Corp., Ltd.	38,400	71,762
Infosys, Ltd.	88,314	815,579
ITC, Ltd.	93,750	353,747
JSW Steel, Ltd.	25,000	114,575
Larsen & Toubro, Ltd.	14,250	249,935
LIC Housing Finance, Ltd.	12,100	67,085
Lupin, Ltd.	5,700	67,894
Mahindra & Mahindra, Ltd.	21,600	223,508
Maruti Suzuki India, Ltd.	2,900	258,845
Motherson Sumi Systems, Ltd.	40,725	89,797
Nestle India, Ltd.	700	95,831
Oil & Natural Gas Corp., Ltd.	34,800	72,016
Piramal Enterprises, Ltd.	2,702	78,651
Reliance Industries, Ltd.	68,600	982,010
Shree Cement, Ltd.	360	65,953
Shriram Transport Finance Co., Ltd.	6,100	95,295
Tata Consultancy Services, Ltd.	24,556	642,567
Tata Motors, Ltd.(1)	45,100	109,003
Tata Steel, Ltd.(4)	11,747	87,950
Tata Steel, Ltd.(4)	792	1,069
Tech Mahindra, Ltd.	15,900	160,160
Titan Co., Ltd.	10,400	118,579
UltraTech Cement, Ltd.	2,700	126,875
UPL, Ltd.	10,100	91,754
Vedanta, Ltd.	43,100	122,966
Wipro, Ltd.	25,471	114,302
Zee Entertainment Enterprises, Ltd.	16,300	99,089
		$8,610,764

Indonesia — 2.5%
Adaro Energy Tbk PT	717,400	$77,957
Astra International Tbk PT	834,900	434,286
Bank Central Asia Tbk PT	511,400	796,281
Bank Mandiri Persero Tbk PT	796,000	357,660
Bank Negara Indonesia Persero Tbk PT	345,100	166,630
Bank Rakyat Indonesia Persero Tbk PT	2,311,500	479,747
Bumi Serpong Damai Tbk PT(1)	436,800	31,712
Charoen Pokphand Indonesia Tbk PT	365,200	132,281
Gudang Garam Tbk PT	22,900	109,164
Hanjaya Mandala Sampoerna Tbk PT	470,400	115,773
Indofood CBP Sukses Makmur Tbk PT	120,400	70,741
Indofood Sukses Makmur Tbk PT	207,500	81,638
Kalbe Farma Tbk PT	1,009,100	91,016
Matahari Department Store Tbk PT	116,000	37,060

Security	Shares	Value

Indonesia (continued)
Perusahaan Gas Negara Persero Tbk PT	507,600	$74,340
Semen Indonesia Persero Tbk PT	145,300	86,151
Surya Citra Media Tbk PT	321,200	33,237
Telekomunikasi Indonesia Persero Tbk PT	2,031,900	514,729
Unilever Indonesia Tbk PT	67,800	193,124
United Tractors Tbk PT	79,400	175,301
		$4,058,828

Kazakhstan — 3.3%
Central Asia Metals PLC	313,336	$868,414
Halyk Savings Bank of Kazakhstan JSC GDR(4)(5)	167,650	1,909,111
Halyk Savings Bank of Kazakhstan JSC GDR(4)(5)	140,900	1,606,260
KAZ Minerals PLC	150,094	991,026
		$5,374,811

Kuwait — 6.4%
Agility Public Warehousing Co. KSC	343,465	$937,311
Alimtiaz Investment Group KSC	592,176	245,511
Boubyan Bank KSCP	335,129	579,949
Boubyan Petrochemicals Co. KSCP	84,500	283,518
Burgan Bank SAK	253,234	229,279
Gulf Bank KSCP	446,399	381,747
Humansoft Holding Co. KSC	37,305	374,237
Kuwait Finance House KSCP	1,065,129	2,058,425
Kuwait International Bank KSCP	206,418	161,660
Kuwait Projects Co. Holdings KSC	159,679	108,844
Mabanee Co. SAKC	163,064	327,435
Mezzan Holding Co. KSCC	109,132	226,392
Mobile Telecommunications Co.	794,283	1,164,444
National Bank of Kuwait SAK	1,088,434	2,943,971
National Industries Group Holding SAK	438,000	223,131
Warba Bank KSCP(1)	242,700	181,221
		$10,427,075

Mauritius — 2.4%
Alteo, Ltd.	189,877	$133,891
CIEL, Ltd.	1,093,473	219,514
ENL Land, Ltd.	112,264	174,069
Gamma Civic, Ltd.	107,086	118,620
Lux Island Resorts, Ltd.	66,516	151,585
MCB Group, Ltd.	303,608	2,412,283
New Mauritius Hotels, Ltd.	263,068	169,781
Rogers & Co., Ltd.	187,150	196,737
Sun, Ltd., Class A	156,512	227,619
Terra Mauricia, Ltd.	182,256	127,705
		$3,931,804

19	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Pakistan — 0.1%
Bank Alfalah, Ltd.	23,500	$9,340
Pakistan Oilfields, Ltd.	6,660	27,309
Pakistan State Oil Co., Ltd.	14,560	30,726
		$67,375

Peru — 3.0%
Alicorp SAA	129,300	$373,921
Cementos Pacasmayo SAA	85,338	173,384
Cia de Minas Buenaventura SA ADR	33,180	459,211
Credicorp, Ltd.	7,166	1,617,438
Engie Energia Peru SA	79,000	145,277
Ferreycorp SAA	529,200	331,191
Grana y Montero SAA ADR(1)	101,500	319,725
InRetail Peru Corp.(1)(2)	22,000	567,600
Southern Copper Corp.	10,302	394,979
Union Andina de Cementos SAA	308,000	192,757
Volcan Cia Minera SAA, Class B	1,145,200	210,596
		$4,786,079

Serbia — 4.5%
Aerodrom Nikola Tesla AD Beograd(1)	48,173	$776,288
Energoprojekt Holding AD Beograd(1)	74,772	501,179
Komercijalna Banka AD Beograd(1)	130,558	2,624,825
MESSER Tehnogas AD Beograd(1)	200	20,834
Metalac AD(1)	53,233	1,036,362
NIS AD Novi Sad	342,465	2,248,942
		$7,208,430

Singapore — 0.9%
Yoma Strategic Holdings, Ltd.	8,240,033	$1,518,756
		$1,518,756

South Korea — 11.2%
AMOREPACIFIC Corp.	1,031	$139,300
AMOREPACIFIC Group	1,208	66,211
Celltrion Healthcare Co., Ltd.(1)	1,378	77,267
Celltrion, Inc.(1)	2,914	557,495
CJ CheilJedang Corp.	360	102,690
Coway Co., Ltd.	1,881	116,074
DB Insurance Co., Ltd.	2,130	134,273
E-MART, Inc.	775	139,421
GS Holdings Corp.	2,070	88,344
Hankook Tire Co., Ltd.	3,265	118,750
Hanmi Pharm Co., Ltd.	260	89,224

Security	Shares	Value

South Korea (continued)
HLB, Inc.(1)	1,320	$101,395
Hotel Shilla Co., Ltd.	1,249	78,716
Hyundai Engineering & Construction Co., Ltd.	2,997	121,115
Hyundai Heavy Industries Co., Ltd.(1)	1,443	158,734
Hyundai Heavy Industries Holdings Co., Ltd.(1)	439	137,953
Hyundai Mobis Co., Ltd.	2,156	360,142
Hyundai Motor Co.	4,770	446,772
Hyundai Motor Co., Second PFC Shares	1,675	104,256
Hyundai Steel Co.	3,421	125,538
Industrial Bank of Korea	9,960	130,063
Kakao Corp.	1,706	137,903
Kangwon Land, Inc.	5,696	144,234
Kia Motors Corp.	8,940	223,462
Korea Aerospace Industries, Ltd.(1)	3,184	81,106
Korea Electric Power Corp.	8,392	200,455
Korea Investment Holdings Co., Ltd.	1,826	95,493
Korea Zinc Co., Ltd.	367	122,401
KT&G Corp.	3,649	325,386
LG Chem, Ltd.	1,446	441,862
LG Corp.	3,208	186,906
LG Display Co., Ltd.	8,699	126,931
LG Electronics, Inc.	3,573	199,748
LG Household & Health Care, Ltd.	293	269,444
Lotte Chemical Corp.	611	141,167
Medy-Tox, Inc.	173	70,872
Mirae Asset Daewoo Co., Ltd.	16,931	96,079
Mirae Asset Daewoo Co., Ltd., Second PFC Shares	2,304	7,263
Naver Corp.	5,045	508,053
NCsoft Corp.	613	231,688
Netmarble Corp.(2)	1,128	111,412
Orion Corp. of Republic of Korea	900	75,347
POSCO	2,738	626,709
S-Oil Corp.	1,759	191,946
Samsung Biologics Co., Ltd.(1)(2)	540	184,831
Samsung C&T Corp.	2,448	234,293
Samsung Electro-Mechanics Co., Ltd.	1,889	197,182
Samsung Electronics Co., Ltd.	141,930	5,313,262
Samsung Electronics Co., Ltd., PFC Shares	28,930	912,763
Samsung Fire & Marine Insurance Co., Ltd.	1,045	255,699
Samsung Heavy Industries Co., Ltd.(1)	15,800	96,937
Samsung Life Insurance Co., Ltd.	2,384	192,879
Samsung SDI Co., Ltd.	1,758	365,601
Samsung SDS Co., Ltd.	1,162	197,660
Shinsegae, Inc.	362	82,652
SillaJen, Inc.(1)	2,033	123,641
SK Holdings Co., Ltd.	1,072	246,834

20	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

South Korea (continued)
SK Hynix, Inc.	18,752	$1,129,346
SK Innovation Co., Ltd.	2,001	375,528
SK Telecom Co., Ltd.	827	194,312
ViroMed Co., Ltd.(1)	570	93,916
		$18,206,936

Sri Lanka — 1.8%
Access Engineering PLC	1,668,000	$149,805
Ceylon Cold Stores PLC	16,000	66,828
Commercial Bank of Ceylon PLC	471,000	321,554
Dialog Axiata PLC	1,485,330	97,222
Hatton National Bank PLC	258,132	308,561
Hayleys PLC	27,400	30,614
Hemas Holdings PLC	210,485	101,916
John Keells Holdings PLC	967,600	831,905
Lion Brewery Ceylon PLC	20,200	69,060
Melstacorp PLC(1)	200,000	55,683
Royal Ceramics Lanka PLC	80,669	36,265
Sampath Bank PLC(1)	211,138	277,392
Softlogic Life Insurance PLC(1)	2,500,000	441,893
Tokyo Cement Co Lanka PLC	1,143,000	169,107
		$2,957,805

Taiwan — 4.4%
Advantech Co., Ltd.	7,699	$53,124
ASE Technology Holding Co., Ltd.	61,358	123,754
Asia Cement Corp.	52,000	55,134
Asustek Computer, Inc.	12,000	88,983
AU Optronics Corp.	156,000	60,950
Catcher Technology Co., Ltd.	12,000	121,334
Cathay Financial Holding Co., Ltd.	134,000	212,748
Cheng Shin Rubber Industry Co., Ltd.	28,000	39,504
China Steel Corp.	210,000	165,857
Chunghwa Telecom Co., Ltd.	64,000	226,058
Compal Electronics, Inc.	95,000	52,476
Delta Electronics, Inc.	33,680	141,766
Far Eastern New Century Corp.	59,700	60,047
Far EasTone Telecommunications Co., Ltd.	32,000	76,255
Formosa Chemicals & Fibre Corp.	59,000	214,114
Formosa Petrochemical Corp.	22,000	86,851
Formosa Plastics Corp.	70,000	228,906
Foxconn Technology Co., Ltd.	18,291	38,840
Fubon Financial Holding Co., Ltd.	112,000	175,717
Hon Hai Precision Industry Co., Ltd.	200,508	510,403
Hotai Motor Co., Ltd.	5,000	34,597

Security	Shares	Value

Taiwan (continued)
Innolux Corp.	180,000	$54,656
Largan Precision Co., Ltd.	2,000	218,527
Nan Ya Plastics Corp.	85,000	211,736
Pegatron Corp.	30,000	54,817
Pou Chen Corp.	42,000	42,619
President Chain Store Corp.	10,000	113,122
Quanta Computer, Inc.	51,000	80,667
Shin Kong Financial Holding Co., Ltd.	180,522	59,519
Taiwan Cement Corp.	73,700	82,845
Taiwan Mobile Co., Ltd.	31,000	110,773
Taiwan Semiconductor Manufacturing Co., Ltd.	397,000	2,980,431
Uni-President Enterprises Corp.	82,960	201,083
United Microelectronics Corp.	220,000	83,838
Yuanta Financial Holding Co., Ltd.	158,675	77,163
		$7,139,214

Thailand — 0.3%
Mega Lifesciences PCL	436,400	$495,870
		$495,870

United Arab Emirates — 0.1%
Orascom Construction, Ltd.	16,400	$107,076
		$107,076

Vietnam — 10.6%
Bao Viet Holdings	43,700	$184,221
Binh Minh Plastics JSC	62,900	154,097
Century Synthetic Fiber Corp.	6	5
Coteccons Construction JSC	24,000	150,036
Danang Rubber JSC	6	5
Domesco Medical Import Export JSC	59,000	197,842
FPT Corp.	122,318	220,421
Gemadept Corp.	61,050	71,856
HA TIEN 1 Cement JSC	87,880	45,872
Ho Chi Minh City Infrastructure Investment JSC(1)	262,900	268,169
Ho Chi Minh City Securities Corp.	38,400	90,530
Hoa Binh Construction Group JSC	77,600	70,920
Hoa Phat Group JSC(1)	795,140	1,375,820
Hoa Sen Group	157,327	62,417
Hoang Anh Gia Lai International Agriculture JSC(1)	204,900	125,191
Hoang Huy Investment Financial Services JSC	167,400	146,269
Imexpharm Pharmaceutical JSC	37,445	83,879
KIDO Group Corp.	106,100	117,908
Kinh Bac City Development Share Holding Corp.(1)	202,100	105,104
Masan Group Corp.(1)	548,450	1,957,109

21	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Vietnam (continued)
Mobile World Investment Corp.	40,000	$193,271
Nam Long Investment Corp.	161,476	213,148
No Va Land Investment Group Corp.(1)	248,890	757,799
Pan Group JSC (The)(1)	56,750	116,997
PetroVietnam Ca Mau Fertilizer JSC	121,700	51,206
PetroVietnam Drilling & Well Services JSC(1)	160,214	113,386
PetroVietnam Fertilizer & Chemical JSC	149,250	120,387
PetroVietnam Gas JSC	45,000	200,379
PetroVietnam Nhon Trach 2 Power JSC	90,300	95,459
PetroVietnam Technical Services Corp.	315,543	256,216
Pha Lai Thermal Power JSC	82,000	62,728
Phat Dat Real Estate Development Corp.(1)	83,100	94,173
Refrigeration Electrical Engineering Corp.	143,700	207,466
Saigon - Hanoi Commercial Joint Stock Bank(1)	23,340	7,707
Saigon Beer Alcohol Beverage Corp.	49,600	473,369
Saigon Securities, Inc.	262,330	323,392
Thanh Thanh Cong - Bien Hoa JSC(1)	120,800	107,304
Tien Phong Plastic JSC	22,600	44,520
TNG Investment & Trading JSC(1)	12	9
Traphaco JSC	9	30
Van Phu - Invest Investment JSC	51,300	93,111
Vicostone JSC	28,400	89,116
Viet Capital Securities JSC	282,825	636,466
Vietnam Construction and Import-Export JSC	98,800	78,417
Vietnam Dairy Products JSC	335,908	1,675,927
Vietnam Electrical Equipment JSC	131,600	144,100
Vietnam National Petroleum Group	56,100	142,904
Vietnam Prosperity JSC Bank(1)	1,755,487	1,721,837
Vietnam Technological & Commercial Joint Stock Bank(1)	1,608,600	1,983,266
Vingroup JSC(1)	399,041	1,671,190
Vinh Hoan Corp.	37,100	149,793
		$17,252,744

Total Common Stocks (identified cost $135,384,086)		$141,594,137

Rights — 0.0%(6)
Security	Shares	Value

Egypt — 0.0%(6)
Palm Hills Developments SAE, Exp. 11/15/18(1)	340,266	$5,070
		$5,070

Total Rights (identified cost $0)		$5,070

Short-Term Investments — 11.3%

U.S. Treasury Obligations — 1.9%
Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/1/18(7)	$1,500	$1,500,000
U.S. Treasury Bill, 0.00%, 1/10/19	1,500	1,493,517

Total U.S. Treasury Obligations (identified cost $2,993,541)		$2,993,517

Other — 9.4%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(8)	15,307,419	$15,305,888

Total Other (identified cost $15,307,380)		$15,305,888

Total Short-Term Investments (identified cost $18,300,921)		$18,299,405

Total Investments — 98.6% (identified cost $153,685,007)		$159,898,612

Other Assets, Less Liabilities — 1.4%		$2,269,897

Net Assets — 100.0%		$162,168,509

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $1,457,152 or 0.9% of the Portfolio’s net assets.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(4)	Securities are traded on separate exchanges for the same entity.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $3,515,371 or 2.2% of the Portfolio’s net assets.

(6)	Amount is less than 0.05%.

(7)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

22	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value
Financials	29.0%	$46,958,948
Information Technology	10.4	16,853,478
Communication Services	7.2	11,719,342
Industrials	7.0	11,397,853
Consumer Staples	7.0	11,351,571
Consumer Discretionary	6.3	10,291,029
Materials	6.3	10,202,906
Energy	5.4	8,698,792
Real Estate	4.7	7,597,713
Utilities	2.2	3,643,612
Health Care	1.8	2,883,963
Short-Term Investments	11.3	18,299,405
Total Investments	98.6%	$159,898,612

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

KRW	136,000,000	USD	122,302	JPMorgan Chase Bank, N.A.	1/14/19	$—	$(2,869)
KRW	824,000,000	USD	741,007	JPMorgan Chase Bank, N.A.	1/14/19	—	(17,386)
USD	4,254,129	KRW	4,714,000,000	Goldman Sachs International	1/14/19	114,381	—
USD	6,652,911	KRW	7,416,000,000	JPMorgan Chase Bank, N.A.	1/14/19	140,316	—
EUR	61,069	USD	70,266	Citibank, N.A.	1/29/19	—	(532)
EUR	74,181	USD	85,354	Citibank, N.A.	1/29/19	—	(646)
USD	6,752,478	EUR	5,868,594	Citibank, N.A.	1/29/19	51,131	—
USD	6,155,110	EUR	5,349,420	Citibank, N.A.	1/29/19	46,608	—
USD	3,851,871	EUR	3,347,670	Citibank, N.A.	1/29/19	29,167	—
USD	2,794,729	EUR	2,428,905	Citibank, N.A.	1/29/19	21,162	—
USD	2,538,061	EUR	2,205,834	Citibank, N.A.	1/29/19	19,219	—
USD	30,444	EUR	26,459	Citibank, N.A.	1/29/19	231	—
USD	36,227	EUR	31,631	Standard Chartered Bank	1/29/19	108	—
CNH	10,300,000	USD	1,479,609	Citibank, N.A.	6/28/19	—	(16,215)
USD	27,101,854	CNH	181,000,000	BNP Paribas	6/28/19	1,385,901	—

						$1,808,224	$(37,648)

23	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Net Unrealized Depreciation

Equity Futures
MSCI Emerging Markets Index	267	Long	12/21/18	$12,771,945	$(989,235)

					$(989,235)

Abbreviations:

ADR	–	American Depositary Receipt
GDR	–	Global Depositary Receipt
PCL	–	Public Company Ltd.
PFC Shares	–	Preference Shares

Currency Abbreviations:

CNH	–	Yuan Renminbi Offshore
EUR	–	Euro
KRW	–	South Korean Won
USD	–	United States Dollar

24	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $138,377,627)	$144,592,724
Affiliated investment, at value (identified cost, $15,307,380)	15,305,888
Cash	961,285
Deposits for derivatives collateral — forward foreign currency exchange contracts	1,270,000
Foreign currency, at value (identified cost, $1,158,984)	1,122,579
Dividends receivable	109,264
Dividends receivable from affiliated investment	20,256
Receivable for variation margin on open financial futures contracts	146,827
Receivable for open forward foreign currency exchange contracts	1,808,224
Other assets	25,591
Total assets	$165,362,638

Liabilities
Cash collateral due to brokers	$1,270,000
Payable for investments purchased	1,534,361
Payable for open forward foreign currency exchange contracts	37,648
Payable to affiliates:
Investment adviser fee	138,054
Trustees’ fees	626
Accrued foreign capital gains taxes	29,803
Accrued expenses	183,637
Total liabilities	$3,194,129
Net Assets applicable to investors’ interest in Portfolio	$162,168,509

25	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends (net of foreign taxes, $378,209)	$3,604,802
Dividends from affiliated investment	177,353
Interest (net of foreign taxes, $21)	25,344
Total investment income	$3,807,499

Expenses
Investment adviser fee	$1,710,580
Trustees’ fees and expenses	7,502
Custodian fee	324,887
Legal and accounting services	62,724
Miscellaneous	38,425
Total expenses	$2,144,118

Net investment income	$1,663,381

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $99,623)	$2,258,369
Investment transactions — affiliated investment	462
Financial futures contracts	(1,058,539)
Foreign currency transactions	211,478
Forward foreign currency exchange contracts	2,145,459
Net realized gain	$3,557,229
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $18,126)	$(24,799,598)
Investments — affiliated investment	(1,199)
Financial futures contracts	(1,226,725)
Foreign currency	(22,026)
Forward foreign currency exchange contracts	1,276,126
Net change in unrealized appreciation (depreciation)	$(24,773,422)

Net realized and unrealized loss	$(21,216,193)

Net decrease in net assets from operations	$(19,552,812)

26	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$1,663,381	$1,530,397
Net realized gain (loss)	3,557,229	(27,489)
Net change in unrealized appreciation (depreciation)	(24,773,422)	29,698,566
Net increase (decrease) in net assets from operations	$(19,552,812)	$31,201,474
Capital transactions —
Contributions	$27,925,363	$14,723,397
Withdrawals	(10,506,948)	(5,790,127)
Net increase in net assets from capital transactions	$17,418,415	$8,933,270

Net increase (decrease) in net assets	$(2,134,397)	$40,134,744

Net Assets
At beginning of year	$164,302,906	$124,168,162
At end of year	$162,168,509	$164,302,906

27	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014(1)
Ratios (as a percentage of average daily net assets):
Expenses(2)	1.25%	1.29%	1.30%	1.32%	1.63%
Net investment income (loss)	0.97%	1.10%	0.92%	1.61%	(0.19)%
Portfolio Turnover	39%	32%	40%	27%	112%

Total Return	(11.06)%	24.59%	5.75%	(14.05)%	1.10%

Net assets, end of year (000’s omitted)	$162,169	$164,303	$124,168	$113,782	$50,560

(1)	The Portfolio commenced operations on November 1, 2013.

(2)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

28	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Global Macro Capital Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Emerging and Frontier Countries Equity Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Foreign ownership of shares of certain Vietnamese companies may be subject to limitations. When foreign ownership of such a Vietnamese company’s shares approaches the limitation, foreign investors may be willing to pay a premium to the local share price to acquire shares from other foreign investors. Such shares are valued at a premium to the closing exchange based upon the average of recent foreign investor trades. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

29

Global Macro Capital Opportunities Portfolio

October 31, 2018

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $1,710,580 or 1.00% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their

30

Global Macro Capital Opportunities Portfolio

October 31, 2018

Notes to Financial Statements — continued

annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $73,355,000 and $60,110,614, respectively, for the year ended October 31, 2018.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$154,275,257

Gross unrealized appreciation	$21,420,770
Gross unrealized depreciation	(15,797,415)

Net unrealized appreciation	$5,623,355

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio enters into equity futures contracts to enhance total return, to manage certain investment risks and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $37,648. At October 31, 2018, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is

31

Global Macro Capital Opportunities Portfolio

October 31, 2018

Notes to Financial Statements — continued

subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2018.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Financial futures contracts	$—		$(989,235	)(1)
Foreign Exchange	Forward foreign currency exchange contracts	1,808,224	(2)	(37,648	)(3)

Total		$1,808,224		$(1,026,883)

Derivatives not subject to master netting or similar agreements		$—		$(989,235)

Total Derivatives subject to master netting or similar agreements		$1,808,224		$(37,648)

(1)

Amount represents cumulative unrealized depreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable for variation margin on open financial futures contracts.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(3)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

BNP Paribas	$1,385,901	$—	$—	$(1,190,000)	$195,901
Citibank, N.A.	167,518	(17,393)	—	—	150,125
Goldman Sachs International	114,381	—	—	—	114,381
JPMorgan Chase Bank, N.A.	140,316	(20,255)	—	(80,000)	40,061
Standard Chartered Bank	108	—	—	—	108

	$1,808,224	$(37,648)	$—	$(1,270,000)	$500,576

32

Global Macro Capital Opportunities Portfolio

October 31, 2018

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(17,393)	$17,393	$—	$—	$—
JPMorgan Chase Bank, N.A.	(20,255)	20,255	—	—	—

	$(37,648)	$37,648	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2018 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Financial futures contracts	$(1,058,539)	$(1,226,725)
Foreign Exchange	Forward foreign currency exchange contracts	2,145,459	1,276,126

Total		$1,086,920	$49,401

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Forward Foreign Currency Exchange Contracts*

$13,058,000	$53,136,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and

33

Global Macro Capital Opportunities Portfolio

October 31, 2018

Notes to Financial Statements — continued

financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks
Asia/Pacific	$6,329,104	$76,942,020	$192,554	$83,463,678
Emerging Europe	11,746	22,127,074	—	22,138,820
Latin America	15,959,000	—	—	15,959,000
Middle East/Africa	—	20,032,639	—	20,032,639

Total Common Stocks	$22,299,850	$119,101,733 **	$192,554	$141,594,137

Rights	$5,070	$—	$—	$5,070
Short-Term Investments —
U.S. Treasury Obligations	—	2,993,517	—	2,993,517
Other	—	15,305,888	—	15,305,888

Total Investments	$22,304,920	$137,401,138	$192,554	$159,898,612

Forward Foreign Currency Exchange Contracts	$—	$1,808,224	$—	$1,808,224

Total	$22,304,920	$139,209,362	$192,554	$161,706,836

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(37,648)	$—	$(37,648)
Futures Contracts	(989,235)	—	—	(989,235)

Total	$(989,235)	$(37,648)	$—	$(1,026,883)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

34

Global Macro Capital Opportunities Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Capital Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Macro Capital Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

35

Eaton Vance Emerging and Frontier Countries Equity Fund

Global Macro Capital Opportunities Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Emerging and Frontier Countries Equity Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

Nominee for Trustee	Number of Shares
	For	Withheld

Mark R. Fetting	15,111,528	5,803
Keith Quinton	15,111,528	5,803
Marcus L. Smith	15,111,528	5,803
Susan J. Sutherland	15,111,528	5,803
Scott E. Wennerholm	15,111,528	5,803

Results are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Global Macro Capital Opportunities Portfolio.

Global Macro Capital Opportunities Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

Nominee for Trustee	Interest in the Portfolio
	For	Withheld

Mark R. Fetting	100%	0%
Keith Quinton	100%	0%
Marcus L. Smith	100%	0%
Susan J. Sutherland	100%	0%
Scott E. Wennerholm	100%	0%

Results are rounded to the nearest whole number.

36

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Capital Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

37

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

38

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

Investment Adviser of Global Macro Capital Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging and Frontier Countries Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

20357    10.31.18

Eaton Vance

Emerging Markets Local Income Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Emerging Markets Local Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 52

Federal Tax Information	17

Special Meeting of Shareholders	53

Management and Organization	54

Important Notices	57

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2018. U.S. equities generated healthy gains, and higher-yielding sectors of the U.S. income market advanced. However, a global trend of rising bond yields and widening credit spreads culminated in losses for major U.S. investment-grade and international bond indexes during the period. International equity markets were also generally weak, while the U.S. dollar strengthened against most foreign currencies.

Growth in the U.S. economy and corporate earnings accelerated during the period, boosted by tax reform. With the economy on solid ground and inflation under control, the U.S. Federal Reserve (the Fed) gradually raised interest rates and reduced the size of its balance sheet. Overseas, the European Central Bank (ECB) tapered its monthly bond purchases and announced it would end them entirely by December 2018. Nonetheless, the ECB held interest rates at record lows amid softening economic growth and heightened political uncertainty in the region.

Rising populism and anti-immigration sentiment permeated eurozone politics, as illustrated by a budget standoff between the newly elected Italian government and the European Union. In Japan, the central bank remained highly accommodative in an effort to revive inflation, but allowed 10-year government bond yields to edge higher.

Over the course of the period, the backdrop for emerging markets deteriorated as global liquidity tightened. The eurozone economy lost momentum and China’s already-slowing economy began to feel the effects of U.S. trade tariffs. Developments in a handful of larger emerging markets exacerbated these broad headwinds, including U.S. sanctions against Russia, a currency crisis in Argentina, and escalating political tensions between Turkey and the U.S. A strong rally in oil prices was an additional challenge for oil-importing countries like China and India, and a boost for exporters during the period.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance Emerging Markets Local Income Fund (the Fund) Class A shares at net asset value (NAV) returned –9.65%. By comparison, the Fund’s benchmark, the JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM)

Global Diversified (the Index),2 returned –6.58% during the period.

Positioning in Latin America had the largest negative impact on relative results, driven by an overweight in Argentine currency. The Argentine peso came under pressure from speculators as markets interpreted the country’s central bank actions as less serious about containing rampant inflation than the Fed, which was tightening its monetary policy during the same period. Argentina’s large current account and fiscal deficits were additional concerns.

Other notable detractors in Latin America included interest rate positioning in Brazil, as well as an overweight in Uruguayan currency. The Brazilian yield curve8 steepened in response to political uncertainty ahead of the October 2018 presidential election and a truckers’ strike that slowed the economy. The Uruguayan peso moved in line with currency weakness in Argentina and Brazil, two of Uruguay’s major trading partners.

Holdings in Asia also subtracted a meaningful amount from Fund performance versus the Index. An out-of-index investment in the Sri Lankan local market was a significant detractor, as capital outflows accelerated on worries about Sri Lanka’s increasing current account deficit and declining foreign currency reserves. A zero-weight position in Malaysia, an oil-exporting country that is a large part of the Index, was an additional drag on relative results given a rally in oil prices during the period.

The Middle East and Africa region (MEA) made the biggest contribution to relative returns, followed by Eastern Europe. In MEA, out-of-Index allocations to the Egyptian pound and the Nigeria naira were especially helpful. The Egyptian pound benefited from high interest rates, moderating inflation, and the return of foreign investment to the country. The Nigerian naira strengthened as central bank reserves increased alongside the price of oil, a key export.

In Eastern Europe, an out-of-index position in local Serbian markets added substantial value due to attractive yields in Serbia relative to other countries, as well as stability in the Serbian dinar and structural reforms that had led to solid economic growth. An overweight in the Czech Republic and an underweight in Hungary further boosted Fund performance versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	06/27/2007	–9.65%	–1.47%	3.99%
Class A with 4.75% Maximum Sales Charge	—	—	–13.89	–2.43	3.49
Class C at NAV	08/03/2010	06/27/2007	–10.42	–2.17	3.39
Class C with 1% Maximum Sales Charge	—	—	–11.24	–2.17	3.39
Class I at NAV	11/30/2009	06/27/2007	–9.38	–1.18	4.24
JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified	—	—	–6.58%	–2.59%	4.06%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.26%	1.96%	0.96%
Net			1.22	1.92	0.92

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2008	$13,966	N.A.
Class I	$250,000	10/31/2008	$378,607	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com

3

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Fund Profile5

Asset Allocation (% of net assets)6

Foreign Currency Exposure (% of net assets)7

Egypt	12.0%	Peru	2.9%

Thailand	10.4	Malaysia	2.8

Colombia	10.4	Chile	2.8

Indonesia	10.3	South Africa	2.6

Poland	10.0	Nigeria	2.1

Brazil	9.8	Uganda	2.0

Mexico	8.8	Dominican Republic	1.4

Serbia	8.3	Other	1.7	*

Czech Republic	6.4	Euro	–13.6

Sri Lanka	6.2	Total Long	126.3

Russia	5.7	Total Short	–13.6

Turkey	5.2	Total Net	112.7

Hungary	4.5

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]	Currency exposures include all foreign exchange denominated assets and currency derivatives. Total exposures may exceed 100% due to implicit leverage created by derivatives.

[8]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$872.10	$5.76	**	1.22%
Class C	$1,000.00	$867.60	$9.04	**	1.92%
Class I	$1,000.00	$873.40	$4.34	**	0.92%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.21	**	1.22%
Class C	$1,000.00	$1,015.50	$9.75	**	1.92%
Class I	$1,000.00	$1,020.60	$4.69	**	0.92%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $790,376,305)	$707,391,856
Receivable for Fund shares sold	3,918,476
Receivable from affiliate	75,381
Total assets	$711,385,713

Liabilities
Payable for Fund shares redeemed	$3,489,860
Payable to affiliates:
Distribution and service fees	65,945
Trustees’ fees	43
Accrued expenses	233,610
Total liabilities	$3,789,458
Net Assets	$707,596,255

Sources of Net Assets
Paid-in capital	$735,369,520
Accumulated loss	(27,773,265)
Total	$707,596,255

Class A Shares
Net Assets	$107,550,283
Shares Outstanding	20,725,722
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.19
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$5.45

Class C Shares
Net Assets	$44,415,865
Shares Outstanding	8,469,285
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$5.24

Class I Shares
Net Assets	$555,630,107
Shares Outstanding	107,098,005
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.19

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest allocated from Portfolio (net of foreign taxes, $2,697,664)	$54,192,028
Dividends allocated from Portfolio	1,336,883
Expenses, excluding interest expense, allocated from Portfolio	(5,827,637)
Interest expense allocated from Portfolio	(121,870)
Total investment income	$49,579,404

Expenses
Distribution and service fees
Class A	$310,892
Class C	470,207
Trustees’ fees and expenses	500
Custodian fee	48,245
Transfer and dividend disbursing agent fees	591,148
Legal and accounting services	37,380
Printing and postage	232,208
Registration fees	104,832
Miscellaneous	13,920
Total expenses	$1,809,332
Deduct —
Allocation of expenses to affiliate	$616,093
Total expense reductions	$616,093

Net expenses	$1,193,239

Net investment income	$48,386,165

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $69,954)	$(36,618,073)
Written options	347,119
Financial futures contracts	1,171,767
Swap contracts	(440,069)
Foreign currency transactions	(3,950,016)
Forward foreign currency exchange contracts	(17,798,375)
Non-deliverable bond forward contracts	(232,245)
Net realized loss	$(57,519,892)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $412,186)	$(44,699,933)
Written options	(190,243)
Financial futures contracts	142,742
Swap contracts	(12,675,714)
Foreign currency	(26,441)
Forward foreign currency exchange contracts	(12,769,618)
Non-deliverable bond forward contracts	(163,280)
Net change in unrealized appreciation (depreciation)	$(70,382,487)

Net realized and unrealized loss	$(127,902,379)

Net decrease in net assets from operations	$(79,516,214)

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$48,386,165	$20,617,175
Net realized gain (loss)	(57,519,892)	11,085,524
Net change in unrealized appreciation (depreciation)	(70,382,487)	(4,920,356)
Net increase (decrease) in net assets from operations	$(79,516,214)	$26,782,343
Distributions to shareholders(1) —
Class A	$—	$(6,640,342)
Class C	—	(2,655,271)
Class I	—	(21,070,933)
Total distributions to shareholders	—	$(30,366,546)
Tax return of capital to shareholders —
Class A	$(9,858,506)	$(731,509)
Class C	(4,088,954)	(297,736)
Class I	(52,640,651)	(2,526,180)
Total tax return of capital to shareholders	$(66,588,111)	$(3,555,425)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$77,219,837	$48,913,118
Class C	22,318,925	15,757,435
Class I	479,437,217	301,268,525
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,043,227	6,844,699
Class C	3,881,037	2,719,594
Class I	46,143,634	20,236,212
Cost of shares redeemed
Class A	(44,399,760)	(53,094,940)
Class C	(14,035,790)	(10,479,821)
Class I	(269,727,914)	(66,357,119)
Net increase in net assets from Fund share transactions	$309,880,413	$265,807,703

Net increase in net assets	$163,776,088	$258,668,075

Net Assets
At beginning of year	$543,820,167	$285,152,092
At end of year	$707,596,255	$543,820,167

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$6.310		$6.400		$6.150		$8.220		$8.950

Income (Loss) From Operations
Net investment income(1)	$0.408		$0.343		$0.346		$0.392		$0.442
Net realized and unrealized gain (loss)	(0.970)		0.124		0.573		(1.772)		(0.482)

Total income (loss) from operations	$(0.562)		$0.467		$0.919		$(1.380)		$(0.040)

Less Distributions
From net investment income	$—		$(0.502)		$(0.078)		$—		$(0.051)
Tax return of capital	(0.558)		(0.055)		(0.591)		(0.690)		(0.639)

Total distributions	$(0.558)		$(0.557)		$(0.669)		$(0.690)		$(0.690)

Net asset value — End of year	$5.190		$6.310		$6.400		$6.150		$8.220

Total Return(2)	(9.65	)%(3)	7.75%		15.94	%(3)	(17.38	)%(3)	(0.39	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$107,550		$87,390		$86,313		$70,943		$119,340
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.23	%(3)(6)	1.26	%(7)	1.30	%(3)(7)	1.32	%(3)(7)	1.31	%(3)(7)
Net investment income	6.84%		5.45%		5.56%		5.52%		5.17%
Portfolio Turnover of the Portfolio	52%		40%		73%		47%		97%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.09%, 0.08%, 0.11% and 0.06% of average daily net assets for the years ended October 31, 2018, 2016, 2015 and 2014 respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2018.

(7)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05%, 0.07% and 0.06% for the years ended October 31, 2017, 2016, 2015 and 2014, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$6.380		$6.470		$6.190		$8.240		$8.960

Income (Loss) From Operations
Net investment income(1)	$0.373		$0.302		$0.305		$0.344		$0.382
Net realized and unrealized gain (loss)	(0.992)		0.126		0.579		(1.775)		(0.483)

Total income (loss) from operations	$(0.619)		$0.428		$0.884		$(1.431)		$(0.101)

Less Distributions
From net investment income	$—		$(0.467)		$(0.070)		$—		$(0.046)
Tax return of capital	(0.521)		(0.051)		(0.534)		(0.619)		(0.573)

Total distributions	$(0.521)		$(0.518)		$(0.604)		$(0.619)		$(0.619)

Net asset value — End of year	$5.240		$6.380		$6.470		$6.190		$8.240

Total Return(2)	(10.42	)%(3)	7.01%		15.13	%(3)	(17.91	)%(3)	(1.09	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$44,416		$41,754		$34,379		$34,362		$60,083
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.93	%(3)(6)	1.96	%(7)	2.00	%(3)(7)	2.02	%(3)(7)	2.01	%(3)(7)
Net investment income	6.17%		4.74%		4.87%		4.82%		4.47%
Portfolio Turnover of the Portfolio	52%		40%		73%		47%		97%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.09%, 0.08%, 0.11% and 0.06% of average daily net assets for the years ended October 31, 2018, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2018.

(7)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05%, 0.07% and 0.06% for the years ended October 31, 2017, 2016, 2015 and 2014, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$6.310		$6.400		$6.160		$8.240		$8.990

Income (Loss) From Operations
Net investment income(1)	$0.427		$0.363		$0.364		$0.414		$0.467
Net realized and unrealized gain (loss)	(0.971)		0.123		0.576		(1.771)		(0.494)

Total income (loss) from operations	$(0.544)		$0.486		$0.940		$(1.357)		$(0.027)

Less Distributions
From net investment income	$—		$(0.519)		$(0.082)		$—		$(0.054)
Tax return of capital	(0.576)		(0.057)		(0.618)		(0.723)		(0.669)

Total distributions	$(0.576)		$(0.576)		$(0.700)		$(0.723)		$(0.723)

Net asset value — End of year	$5.190		$6.310		$6.400		$6.160		$8.240

Total Return(2)	(9.38	)%(3)	8.07%		16.32	%(3)	(17.08	)%(3)	(0.24	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$555,630		$414,676		$164,460		$115,221		$169,911
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.93	%(3)(6)	0.96	%(7)	1.00	%(3)(7)	1.02	%(3)(7)	1.01	%(3)(7)
Net investment income	7.15%		5.72%		5.84%		5.81%		5.46%
Portfolio Turnover of the Portfolio	52%		40%		73%		47%		97%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.09%, 0.08%, 0.11% and 0.06% of average daily net assets for the years ended October 31, 2018, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2018.

(7)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05%, 0.07% and 0.06% for the years ended October 31, 2017, 2016, 2015 and 2014, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (90.3% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in

13

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Notes to Financial Statements — continued

additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Ordinary income	$—	$30,366,546
Tax return of capital	$66,588,111	$3,555,425

During the year ended October 31, 2018, accumulated loss was increased by $84,034,999 and paid-in capital was decreased by $84,034,999 due to differences between book and tax accounting, primarily for net operating losses and the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(30,301,782)
Net unrealized appreciation	$2,528,517

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $30,301,782 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $13,003,617 are short-term and $17,298,165 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2018, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.20%, 1.90% and 0.90% (1.25%, 1.95% and 0.95% prior to January 1, 2018) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, EVM was allocated $616,093 of the Fund’s operating expenses for the year ended October 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $13,792 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $180,071 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $310,892 for Class A shares.

14

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $352,655 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $117,552 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $10,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $333,350,654 and $88,900,710, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	12,916,535	7,753,805
Issued to shareholders electing to receive payments of distributions in Fund shares	1,539,917	1,095,156
Redemptions	(7,579,484)	(8,488,042)

Net increase	6,876,968	360,919

	Year Ended October 31,
Class C	2018	2017

Sales	3,664,599	2,458,083
Issued to shareholders electing to receive payments of distributions in Fund shares	651,702	429,413
Redemptions	(2,395,126)	(1,656,065)

Net increase	1,921,175	1,231,431

	Year Ended October 31,
Class I	2018	2017

Sales	80,612,965	47,393,072
Issued to shareholders electing to receive payments of distributions in Fund shares	7,850,409	3,209,970
Redemptions	(47,099,911)	(10,577,647)

Net increase	41,363,463	40,025,395

15

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2018, the Fund paid foreign taxes of $2,697,664 and recognized foreign source income of $50,891,278.

17

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments

Foreign Government Bonds — 52.9%
Security		Principal Amount (000’s omitted)	Value

Albania — 0.2%
Albania Government Bond, 8.80%, 10/23/25	ALL	27,500	$290,829
Albania Government Bond, 8.93%, 4/23/25	ALL	30,875	331,956
Republic of Albania, 5.75%, 11/12/20(1)	EUR	1,021	1,255,022
Total Albania			$1,877,807

Argentina — 1.4%
Argentina POM Politica Monetaria, 42.82%, (ARLLMONP), 6/21/20(2)	ARS	94,320	$3,003,711
City of Buenos Aires, 38.69%, (BADLAR + 3.25%), 3/29/24(2)	ARS	10,091	253,642
City of Buenos Aires, 43.44%, (BADLAR + 5.00%), 1/23/22(2)	ARS	1,132	29,333
Provincia de Buenos Aires, 40.61%, (BADLAR + 3.75%), 4/12/25(1)(2)(3)	ARS	77,967	1,977,235
Provincia de Buenos Aires, 49.22%, (BADLAR + 3.83%), 5/31/22(2)	ARS	16,822	440,334
Republic of Argentina, 4.50%, 6/21/19	USD	2,998	2,948,627
Republic of Argentina, 15.50%, 10/17/26	ARS	84,573	2,010,707
Total Argentina			$10,663,589

Armenia — 0.2%
Republic of Armenia, 6.00%, 9/30/20(1)	USD	1,150	$1,165,674
Total Armenia			$1,165,674

Bahrain — 0.5%
CBB International Sukuk Co., 6.875%, 10/5/25(1)	USD	200	$207,766
Kingdom of Bahrain, 6.125%, 8/1/23(1)	USD	840	850,126
Kingdom of Bahrain, 6.75%, 9/20/29(1)	USD	200	191,665
Kingdom of Bahrain, 7.00%, 10/12/28(1)	USD	1,040	1,018,493
Kingdom of Bahrain, 7.50%, 9/20/47(1)	USD	1,430	1,325,490
Total Bahrain			$3,593,540

Barbados — 0.3%
Government of Barbados, 6.625%, 12/5/35(1)(4)	USD	4,628	$2,474,592
Total Barbados			$2,474,592

Bosnia and Herzegovina — 0.4%
Republic of Srpska, 1.50%, 6/30/23	BAM	162	$90,785
Republic of Srpska, 1.50%, 10/30/23	BAM	442	242,752
Republic of Srpska, 1.50%, 12/15/23	BAM	29	15,690
Republic of Srpska, 1.50%, 5/31/25	BAM	3,893	2,099,115
Republic of Srpska, 1.50%, 6/9/25	BAM	374	200,637

Security		Principal Amount (000’s omitted)	Value

Bosnia and Herzegovina (continued)
Republic of Srpska, 1.50%, 12/24/25	BAM	465	$249,627
Republic of Srpska, 1.50%, 9/25/26	BAM	289	154,197
Republic of Srpska, 1.50%, 9/26/27	BAM	99	51,642
Total Bosnia and Herzegovina			$3,104,445

Brazil — 1.0%
Nota do Tesouro Nacional, 10.00%, 1/1/21	BRL	5,127	$1,427,583
Nota do Tesouro Nacional, 10.00%, 1/1/27	BRL	22,375	6,029,556
Total Brazil			$7,457,139

Colombia — 0.4%
Republic of Colombia, 7.75%, 4/14/21	COP	6,301,000	$2,050,788
Titulos De Tesoreria B, 10.00%, 7/24/24	COP	3,528,300	1,278,584
Total Colombia			$3,329,372

Costa Rica — 0.0%(5)
Titulo Propiedad UD, 1.00%, 1/12/22(6)	CRC	64,412	$98,288
Total Costa Rica			$98,288

Croatia — 0.8%
Croatia, 6.75%, 11/5/19(1)	USD	5,813	$5,997,726
Total Croatia			$5,997,726

Dominican Republic — 0.2%
Dominican Republic, 8.90%, 2/15/23(1)	DOP	11,200	$222,954
Dominican Republic, 10.50%, 4/7/23(1)	DOP	80,400	1,643,206
Total Dominican Republic			$1,866,160

Fiji — 0.6%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	4,981	$4,993,343
Total Fiji			$4,993,343

Indonesia — 9.3%
Indonesia Government Bond, 7.00%, 5/15/27	IDR	31,377,000	$1,864,767
Indonesia Government Bond, 7.50%, 8/15/32	IDR	50,372,000	2,953,898
Indonesia Government Bond, 7.50%, 5/15/38	IDR	448,372,000	25,581,020
Indonesia Government Bond, 8.25%, 7/15/21	IDR	4,730,000	313,501
Indonesia Government Bond, 8.25%, 6/15/32	IDR	11,609,000	728,346
Indonesia Government Bond, 8.25%, 5/15/36	IDR	334,459,000	20,674,747
Indonesia Government Bond, 8.375%, 3/15/24	IDR	43,330,000	2,828,813
Indonesia Government Bond, 8.375%, 9/15/26	IDR	14,100,000	918,433
Indonesia Government Bond, 8.75%, 5/15/31	IDR	114,246,000	7,510,357

18	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Indonesia (continued)
Indonesia Government Bond, 9.00%, 3/15/29	IDR	30,681,000	$2,069,107
Indonesia Government Bond, 9.50%, 7/15/31	IDR	50,388,000	3,495,421
Indonesia Government Bond, 9.50%, 5/15/41	IDR	5,702,000	388,385
Indonesia Government Bond, 10.00%, 9/15/24	IDR	22,100,000	1,540,442
Indonesia Government Bond, 10.00%, 2/15/28	IDR	8,560,000	605,246
Indonesia Government Bond, 10.25%, 7/15/27	IDR	22,325,000	1,597,977
Total Indonesia			$73,070,460

Macedonia — 0.8%
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	1,470	$1,755,821
Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	3,491	4,260,255
Total Macedonia			$6,016,076

Malaysia — 2.4%
Malaysia Government Bond, 3.733%, 6/15/28	MYR	81,500	$18,912,480
Total Malaysia			$18,912,480

Mexico — 0.8%
Mexican Bonos, 7.75%, 11/13/42	MXN	37,000	$1,586,502
Mexican Bonos, 8.50%, 5/31/29	MXN	39,000	1,869,531
Mexican Bonos, 8.50%, 11/18/38	MXN	36,100	1,698,081
Mexican Bonos, 10.00%, 11/20/36	MXN	22,074	1,187,089
Total Mexico			$6,341,203

Peru — 6.3%
Peru Government Bond, 5.20%, 9/12/23	PEN	80,069	$24,283,124
Peru Government Bond, 5.70%, 8/12/24	PEN	29,000	8,946,192
Peru Government Bond, 6.15%, 8/12/32(1)(3)	PEN	6,029	1,786,058
Peru Government Bond, 6.35%, 8/12/28	PEN	39,262	12,118,502
Peru Government Bond, 6.90%, 8/12/37	PEN	2,162	671,238
Peru Government Bond, 8.20%, 8/12/26	PEN	5,312	1,836,654
Total Peru			$49,641,768

Russia — 3.8%
Russia Government Bond, 7.70%, 3/23/33	RUB	778,365	$11,083,301
Russia Government Bond, 7.75%, 9/16/26	RUB	31,480	460,427
Russia Government Bond, 8.15%, 2/3/27	RUB	630,000	9,401,117
Russia Government Bond, 8.50%, 9/17/31	RUB	173,092	2,630,877
Russian Federation, 3.50%, 1/16/19(1)	USD	6,000	6,003,714
Total Russia			$29,579,436

Security		Principal Amount (000’s omitted)	Value

Serbia — 8.6%
Republic of Serbia, 4.875%, 2/25/20(1)	USD	5,594	$5,647,926
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	2,844,150	29,797,591
Serbia Treasury Bond, 5.875%, 2/8/28	RSD	558,970	5,834,841
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	87,280	977,877
Serbia Treasury Bond, 10.00%, 9/11/21	RSD	475,000	5,392,824
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	1,508,250	17,395,463
Serbia Treasury Bond, 10.00%, 10/23/24	RSD	152,500	1,939,930
Total Serbia			$66,986,452

Seychelles — 0.2%
Republic of Seychelles, 8.00%, 1/1/26(1)	USD	1,474	$1,501,574
Total Seychelles			$1,501,574

South Africa — 4.7%
Republic of South Africa, 6.875%, 5/27/19	USD	5,814	$5,907,774
Republic of South Africa, 8.50%, 1/31/37	ZAR	85,000	4,962,203
Republic of South Africa, 8.75%, 1/31/44	ZAR	110,987	6,499,538
Republic of South Africa, 8.75%, 2/28/48	ZAR	231,000	13,480,285
Republic of South Africa, 10.50%, 12/21/26	ZAR	80,000	5,755,770
Total South Africa			$36,605,570

Sri Lanka — 4.9%
Republic of Sri Lanka, 6.00%, 1/14/19(1)	USD	1,100	$1,090,969
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	190,000	1,035,853
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	14,000	78,088
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	429,690	2,344,333
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	677,910	3,628,193
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	1,252,000	7,077,465
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	645,340	3,669,328
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	114,000	635,977
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	445,800	2,450,692
Sri Lanka Government Bond, 11.00%, 5/15/30	LKR	55,000	295,106
Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	45,000	253,722
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	142,000	808,092
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	1,388,000	8,001,306
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	21,000	118,606
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	1,226,240	6,950,860
Total Sri Lanka			$38,438,590

Tanzania — 0.3%
Government of the United Republic of Tanzania, 8.544%, (6 mo. USD LIBOR + 6.00%), 3/9/20(1)(2)	USD	2,322	$2,380,572
Total Tanzania			$2,380,572

19	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Thailand — 1.8%
Thailand Government Bond, 1.25%, 3/12/28(1)(6)	THB	507,299	$14,373,756
Total Thailand			$14,373,756

Turkey — 3.0%
Turkey Government Bond, 7.10%, 3/8/23	TRY	91,804	$10,716,708
Turkey Government Bond, 7.50%, 11/7/19	USD	1,625	1,647,547
Turkey Government Bond, 10.70%, 8/17/22	TRY	14,780	2,028,098
Turkey Government Bond, 12.40%, 3/8/28	TRY	23,227	3,232,898
Turkey Government Bond, 16.20%, 6/14/23	TRY	36,761	5,935,978
Total Turkey			$23,561,229

Total Foreign Government Bonds (identified cost $462,413,812)			$414,030,841

Foreign Corporate Bonds — 0.5%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.2%
YPF SA, 47.833%, (BADLAR + 4.00%), 7/7/20(1)(2)	USD	2,550	$1,057,077
Total Argentina			$1,057,077

Colombia — 0.0%(5)
Emgesa SA ESP, 8.75%, 1/25/21(1)	COP	697,000	$225,659
Total Colombia			$225,659

Indonesia — 0.2%
Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(1)	IDR	21,720,000	$1,359,197
Total Indonesia			$1,359,197

Mexico — 0.1%
America Movil SAB de CV, 6.00%, 6/9/19	MXN	6,000	$291,135
Petroleos Mexicanos, 7.19%, 9/12/24(3)	MXN	10,630	442,281
Petroleos Mexicanos, 7.65%, 11/24/21	MXN	5,900	272,385
Total Mexico			$1,005,801

Total Foreign Corporate Bonds (identified cost $6,409,515)			$3,647,734

Sovereign Loans — 0.4%
Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.1%
Government of Barbados, Term Loan, 0.00%, Maturing December 20, 2019(2)(4)(7)		$3,760	$1,287,988
Total Barbados			$1,287,988

Ethiopia — 0.2%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 6.28%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(2)(7)		$1,600	$1,530,746
Total Ethiopia			$1,530,746

Kenya — 0.1%
Government of Kenya, Term Loan, 7.57%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(2)		$730	$731,825
Total Kenya			$731,825

Total Sovereign Loans (identified cost $6,000,580)			$3,550,559

Short-Term Investments — 50.1%

Foreign Government Securities — 15.5%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.8%
Argentina Treasury Bill, 0.00%, 11/30/18	ARS	214,000	$6,333,566
Total Argentina			$6,333,566

Egypt — 12.0%
Egypt Treasury Bill, 0.00%, 1/1/19	EGP	140,325	$7,645,943
Egypt Treasury Bill, 0.00%, 1/15/19	EGP	238,600	12,883,455
Egypt Treasury Bill, 0.00%, 1/29/19	EGP	32,825	1,758,237
Egypt Treasury Bill, 0.00%, 4/2/19	EGP	130,625	6,765,508
Egypt Treasury Bill, 0.00%, 4/16/19	EGP	174,125	8,954,854
Egypt Treasury Bill, 0.00%, 4/23/19	EGP	318,950	16,265,916
Egypt Treasury Bill, 0.00%, 6/4/19	EGP	35,975	1,811,006
Egypt Treasury Bill, 0.00%, 7/23/19	EGP	380,750	18,580,897
Egypt Treasury Bill, 0.00%, 8/6/19	EGP	374,950	18,177,543
Egypt Treasury Bill, 0.00%, 8/20/19	EGP	7,425	361,436
Egypt Treasury Bill, 0.00%, 9/3/19	EGP	16,875	807,476
Total Egypt			$94,012,271

20	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Kazakhstan — 0.1%
National Bank of Kazakhstan Note, 0.00%, 1/18/19	KZT	241,000	$639,325
Total Kazakhstan			$639,325

Nigeria — 2.4%
Nigeria OMO Bill, 0.00%, 11/8/18	NGN	874,769	$2,403,767
Nigeria OMO Bill, 0.00%, 11/22/18	NGN	2,588,225	7,077,622
Nigeria Treasury Bill, 0.00%, 11/1/18	NGN	877,618	2,417,680
Nigeria Treasury Bill, 0.00%, 11/15/18	NGN	1,253,054	3,433,891
Nigeria Treasury Bill, 0.00%, 11/29/18	NGN	819,624	2,236,970
Nigeria Treasury Bill, 0.00%, 12/6/18	NGN	203,206	552,699
Nigeria Treasury Bill, 0.00%, 1/3/19	NGN	113,725	306,472
Total Nigeria			$18,429,101

Uruguay — 0.2%
Uruguay Treasury Bill, 0.00%, 1/11/19	UYU	32,965	$986,890
Uruguay Treasury Bill, 0.00%, 1/25/19	UYU	30,830	919,498
Total Uruguay			$1,906,388

Total Foreign Government Securities (identified cost $123,421,800)			$121,320,651

U.S. Treasury Obligations — 17.9%
Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/1/18(8)		$21,000	$21,000,000
U.S. Treasury Bill, 0.00%, 11/8/18(8)		19,775	19,767,137
U.S. Treasury Bill, 0.00%, 11/15/18(8)		19,775	19,758,773
U.S. Treasury Bill, 0.00%, 12/6/18(8)		19,775	19,733,977
U.S. Treasury Bill, 0.00%, 12/13/18(8)		19,800	19,750,479
U.S. Treasury Bill, 0.00%, 12/20/18(8)		19,775	19,716,862
U.S. Treasury Bill, 0.00%, 1/10/19		21,000	20,909,248

Total U.S. Treasury Obligations (identified cost $140,638,598)			$140,636,476

Other — 16.7%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(9)	130,803,864	$130,790,783

Total Other (identified cost $130,804,601)		$130,790,783

Total Short-Term Investments (identified cost $394,864,999)		$392,747,910

Total Investments — 103.9% (identified cost $869,688,906)		$813,977,044

Other Assets, Less Liabilities — (3.9)%		$(30,706,937)

Net Assets — 100.0%		$783,270,107

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $64,765,870 or 8.3% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $4,205,574 or 0.5% of the Portfolio’s net assets.

(4)	Issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Amount is less than 0.05%.

(6)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

21	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	14,800,719	ZAR	218,318,000	Bank of America, N.A.	11/2/18	$2,006	$—
USD	21,083,719	ZAR	280,249,332	Standard Chartered Bank	11/2/18	2,086,985	—
ZAR	280,249,332	USD	18,999,311	Bank of America, N.A.	11/2/18	—	(2,576)
ZAR	12,668,000	USD	875,185	Bank of America, N.A.	11/2/18	—	(16,483)
ZAR	205,650,000	USD	15,471,462	Standard Chartered Bank	11/2/18	—	(1,531,452)
ARS	44,044,000	USD	1,223,444	BNP Paribas	11/5/18	—	(1,205)
ARS	159,884,297	USD	3,995,110	Goldman Sachs International	11/5/18	441,747	—
ARS	39,874,703	USD	1,100,599	Goldman Sachs International	11/5/18	5,941	—
BRL	142,502,601	USD	35,676,489	Standard Chartered Bank	11/5/18	2,615,221	—
BRL	123,519,000	USD	30,923,816	Standard Chartered Bank	11/5/18	2,266,832	—
BRL	123,519,000	USD	33,224,574	Standard Chartered Bank	11/5/18	—	(33,925)
BRL	142,502,601	USD	38,330,850	Standard Chartered Bank	11/5/18	—	(39,139)
CLP	411,619,000	USD	628,239	Standard Chartered Bank	11/5/18	—	(36,837)
CLP	13,346,886,000	USD	19,250,964	Standard Chartered Bank	11/5/18	—	(74,542)
CLP	12,935,267,000	USD	19,632,354	Standard Chartered Bank	11/5/18	—	(1,047,333)
IDR	72,000,000,000	USD	4,735,284	Deutsche Bank AG	11/5/18	—	(1,767)
IDR	187,417,576,900	USD	12,326,049	Deutsche Bank AG	11/5/18	—	(4,601)
IDR	69,350,000,000	USD	4,630,124	Goldman Sachs International	11/5/18	—	(70,827)
MXN	267,800,000	USD	14,210,138	Bank of America, N.A.	11/5/18	—	(1,026,625)
MXN	100,000,000	USD	5,160,542	HSBC Bank USA, N.A.	11/5/18	—	(237,647)
MXN	123,000,000	USD	6,033,581	Standard Chartered Bank	11/5/18	21,581	—
PEN	17,918,000	USD	5,348,657	Standard Chartered Bank	11/5/18	—	(34,108)
PEN	36,300,000	USD	10,801,964	Standard Chartered Bank	11/5/18	—	(35,243)
PEN	21,778,552	USD	6,501,060	Standard Chartered Bank	11/5/18	—	(41,457)
PEN	3,203,000	USD	975,781	The Bank of Nova Scotia	11/5/18	—	(25,758)
PEN	15,179,000	USD	4,529,693	The Bank of Nova Scotia	11/5/18	—	(27,542)
PEN	18,449,000	USD	5,505,521	The Bank of Nova Scotia	11/5/18	—	(33,476)
PEN	40,227,552	USD	11,970,704	The Bank of Nova Scotia	11/5/18	—	(39,056)
PHP	287,070,000	USD	5,361,585	Bank of America, N.A.	11/5/18	3,708	—
PHP	265,694,000	USD	4,975,357	BNP Paribas	11/5/18	—	(9,578)
PHP	326,500,000	USD	6,106,799	Citibank, N.A.	11/5/18	—	(4,565)
PHP	247,630,000	USD	4,624,967	Deutsche Bank AG	11/5/18	3,198	—
PHP	144,829,000	USD	2,704,961	Deutsche Bank AG	11/5/18	1,871	—
PHP	337,565,000	USD	6,304,677	JPMorgan Chase Bank, N.A.	11/5/18	4,360	—
PHP	424,900,000	USD	7,945,368	UBS AG	11/5/18	—	(4,054)
USD	6,118,018	ARS	243,803,000	Goldman Sachs International	11/5/18	—	(647,619)
USD	38,441,489	BRL	142,502,601	Standard Chartered Bank	11/5/18	149,779	—
USD	33,320,475	BRL	123,519,000	Standard Chartered Bank	11/5/18	129,826	—
USD	38,330,850	BRL	142,502,601	Standard Chartered Bank	11/5/18	39,139	—
USD	33,224,574	BRL	123,519,000	Standard Chartered Bank	11/5/18	33,925	—
USD	19,382,640	CLP	13,346,886,000	Standard Chartered Bank	11/5/18	206,218	—
USD	18,657,263	CLP	12,935,267,000	Standard Chartered Bank	11/5/18	72,243	—
USD	593,701	CLP	411,619,000	Standard Chartered Bank	11/5/18	2,299	—
USD	4,561,000	IDR	69,350,000,000	Deutsche Bank AG	11/5/18	1,702	—
USD	6,825,961	IDR	103,003,745,000	Goldman Sachs International	11/5/18	54,155	—

22	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	2,622,322	IDR	39,570,835,000	Goldman Sachs International	11/5/18	$20,805	$—
USD	5,581,818	IDR	84,413,831,900	JPMorgan Chase Bank, N.A.	11/5/18	32,175	—
USD	2,144,361	IDR	32,429,165,000	JPMorgan Chase Bank, N.A.	11/5/18	12,361	—
USD	18,106,007	MXN	367,800,000	Citibank, N.A.	11/5/18	—	(402)
USD	6,028,073	MXN	123,000,000	Goldman Sachs International	11/5/18	—	(27,088)
USD	10,943,624	PEN	36,300,000	Standard Chartered Bank	11/5/18	176,903	—
USD	6,480,748	PEN	21,778,552	Standard Chartered Bank	11/5/18	21,144	—
USD	5,331,945	PEN	17,918,000	Standard Chartered Bank	11/5/18	17,396	—
USD	12,255,157	PEN	40,227,552	The Bank of Nova Scotia	11/5/18	323,509	—
USD	5,489,957	PEN	18,449,000	The Bank of Nova Scotia	11/5/18	17,912	—
USD	4,516,887	PEN	15,179,000	The Bank of Nova Scotia	11/5/18	14,737	—
USD	953,132	PEN	3,203,000	The Bank of Nova Scotia	11/5/18	3,110	—
USD	5,320,545	PHP	287,070,000	Bank of America, N.A.	11/5/18	—	(44,748)
USD	4,962,347	PHP	265,694,000	BNP Paribas	11/5/18	—	(3,432)
USD	6,098,017	PHP	326,500,000	Citibank, N.A.	11/5/18	—	(4,217)
USD	2,655,220	PHP	144,829,000	Deutsche Bank AG	11/5/18	—	(51,611)
USD	4,547,007	PHP	247,630,000	Deutsche Bank AG	11/5/18	—	(81,159)
USD	6,258,157	PHP	337,565,000	JPMorgan Chase Bank, N.A.	11/5/18	—	(50,879)
USD	7,935,826	PHP	424,900,000	UBS AG	11/5/18	—	(5,488)
USD	14,252,165	ZAR	205,679,489	Goldman Sachs International	11/5/18	315,075	—
COP	15,900,000,000	USD	5,140,640	Bank of America, N.A.	11/6/18	—	(202,733)
COP	20,580,000,000	USD	7,077,516	Standard Chartered Bank	11/6/18	—	(686,187)
PLN	109,196,649	EUR	25,359,185	Goldman Sachs International	11/6/18	—	(273,706)
USD	11,320,052	COP	36,480,000,000	UBS AG	11/6/18	—	(9,183)
THB	40,000,000	USD	1,261,830	Bank of America, N.A.	11/9/18	—	(55,048)
THB	90,000,000	USD	2,832,861	Citibank, N.A.	11/9/18	—	(117,601)
THB	260,000,000	USD	8,192,202	Deutsche Bank AG	11/9/18	—	(348,118)
THB	844,000,000	USD	26,578,492	Deutsche Bank AG	11/9/18	—	(1,115,389)
THB	40,000,000	USD	1,209,482	Goldman Sachs International	11/9/18	—	(2,700)
THB	73,500,000	USD	2,222,222	Goldman Sachs International	11/9/18	—	(4,760)
THB	87,000,000	USD	2,738,864	Goldman Sachs International	11/9/18	—	(114,112)
THB	276,656,000	USD	8,571,836	Goldman Sachs International	11/9/18	—	(225,248)
THB	271,197,138	USD	8,540,203	JPMorgan Chase Bank, N.A.	11/9/18	—	(358,307)
THB	333,802,862	USD	10,511,705	JPMorgan Chase Bank, N.A.	11/9/18	—	(441,022)
THB	160,000,000	USD	4,906,470	Morgan Stanley & Co. International PLC	11/9/18	—	(79,342)
USD	4,547,564	THB	147,000,000	Citibank, N.A.	11/9/18	112,640	—
USD	2,348,891	THB	76,750,000	Goldman Sachs International	11/9/18	33,377	—
CZK	200,000,000	EUR	7,803,882	Bank of America, N.A.	11/14/18	—	(111,553)
TRY	156,413,435	USD	26,186,439	Standard Chartered Bank	11/15/18	1,561,606	—
USD	2,060,831	TRY	11,603,879	Goldman Sachs International	11/15/18	2,281	—
USD	6,976,067	TRY	39,316,749	Goldman Sachs International	11/15/18	1,199	—
USD	12,761,207	TRY	76,223,581	Standard Chartered Bank	11/15/18	—	(761,004)
USD	16,060,404	TRY	95,929,918	Standard Chartered Bank	11/15/18	—	(957,749)
IDR	38,171,000,000	USD	2,506,303	Bank of America, N.A.	11/19/18	—	(3,096)
IDR	320,000,000,000	USD	20,885,002	Citibank, N.A.	11/19/18	100,203	—

23	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

UGX	4,193,109,000	USD	1,099,688	Standard Chartered Bank	11/19/18	$13,445	$—
USD	849,394	ARS	32,039,142	Goldman Sachs International	11/20/18	—	(23,300)
USD	5,860,277	ARS	235,993,353	JPMorgan Chase Bank, N.A.	11/20/18	—	(567,800)
BRL	15,469,511	USD	4,200,034	Standard Chartered Bank	11/26/18	—	(52,224)
UGX	4,195,308,000	USD	1,099,688	Standard Chartered Bank	11/26/18	12,495	—
USD	33,233,770	EUR	27,856,142	Standard Chartered Bank	11/29/18	1,616,776	—
CLP	13,346,886,000	USD	19,393,906	Standard Chartered Bank	11/30/18	—	(212,139)
COP	18,832,750,000	USD	6,246,041	Credit Agricole Corporate and Investment Bank	11/30/18	—	(404,028)
COP	2,188,698,230	USD	736,768	UBS AG	11/30/18	—	(57,823)
IDR	44,300,975,194	USD	2,996,123	Standard Chartered Bank	11/30/18	—	(96,621)
MXN	101,771,617	USD	5,366,279	Goldman Sachs International	11/30/18	—	(376,932)
RSD	172,711,000	EUR	1,453,165	Citibank, N.A.	11/30/18	3,930	—
USD	2,124,649	IDR	32,485,880,000	Goldman Sachs International	11/30/18	—	(1,554)
USD	6,958,547	IDR	106,396,185,000	Goldman Sachs International	11/30/18	—	(5,091)
USD	444,046	IDR	6,792,120,000	Standard Chartered Bank	11/30/18	—	(499)
USD	1,454,316	IDR	22,245,215,839	Standard Chartered Bank	11/30/18	—	(1,635)
USD	2,034,382	MXN	38,582,098	Goldman Sachs International	11/30/18	142,897	—
USD	6,493,307	PEN	21,778,552	Standard Chartered Bank	11/30/18	40,077	—
USD	5,342,278	PEN	17,918,000	Standard Chartered Bank	11/30/18	32,973	—
USD	5,498,957	PEN	18,449,000	The Bank of Nova Scotia	11/30/18	32,310	—
USD	4,524,292	PEN	15,179,000	The Bank of Nova Scotia	11/30/18	26,583	—
COP	13,459,020,000	USD	4,177,225	Goldman Sachs International	12/3/18	—	(2,786)
COP	36,480,000,000	USD	11,307,245	UBS AG	12/3/18	7,365	—
USD	1,179,224	ARS	44,044,000	BNP Paribas	12/3/18	—	(1,581)
USD	1,062,192	ARS	39,874,703	Goldman Sachs International	12/3/18	—	(6,835)
USD	18,927,257	ZAR	280,249,332	Bank of America, N.A.	12/3/18	2,207	—
ZAR	218,318,000	USD	14,744,588	Bank of America, N.A.	12/3/18	—	(1,720)
BRL	123,519,000	USD	33,228,149	Standard Chartered Bank	12/4/18	—	(133,603)
BRL	142,502,601	USD	38,334,975	Standard Chartered Bank	12/4/18	—	(154,137)
PEN	5,266,400	USD	1,592,501	Standard Chartered Bank	12/4/18	—	(32,255)
USD	6,832,486	BRL	25,517,000	Standard Chartered Bank	12/4/18	—	(4,305)
USD	246,749	PEN	816,000	Standard Chartered Bank	12/4/18	4,998	—
IDR	69,350,000,000	USD	4,539,801	Deutsche Bank AG	12/5/18	—	(4,977)
MXN	367,800,000	USD	18,016,182	Citibank, N.A.	12/5/18	—	(18)
MXN	123,000,000	USD	5,998,093	Goldman Sachs International	12/5/18	26,888	—
USD	12,268,760	IDR	187,417,576,900	Deutsche Bank AG	12/5/18	13,451	—
USD	4,713,276	IDR	72,000,000,000	Deutsche Bank AG	12/5/18	5,168	—
CLP	1,786,000,000	USD	2,565,908	Goldman Sachs International	12/6/18	1,088	—
COP	3,607,945,501	USD	1,159,086	Citibank, N.A.	12/6/18	—	(40,166)
RUB	130,000,000	USD	1,981,103	Bank of America, N.A.	12/6/18	—	(16,115)
RUB	660,227,416	USD	9,573,508	Credit Suisse International	12/6/18	406,022	—
RUB	142,948,000	USD	2,072,792	Credit Suisse International	12/6/18	87,909	—
USD	885,261	EUR	739,798	Standard Chartered Bank	12/6/18	45,037	—
USD	314,365	EUR	262,710	Standard Chartered Bank	12/6/18	15,993	—
USD	2,192,668	RUB	151,215,169	Credit Suisse International	12/6/18	—	(92,993)

24	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

COP	49,354,720,000	USD	15,835,824	Credit Agricole Corporate and Investment Bank	12/7/18	$—	$(530,139)
COP	15,535,516,000	USD	4,998,959	Goldman Sachs International	12/13/18	—	(182,158)
USD	3,556,979	EUR	2,987,000	Goldman Sachs International	12/13/18	161,794	—
COP	15,264,484,000	USD	4,981,231	Credit Agricole Corporate and Investment Bank	12/14/18	—	(248,629)
PEN	12,650,000	USD	3,783,460	Standard Chartered Bank	12/17/18	—	(37,482)
USD	12,482,418	PEN	41,734,965	Standard Chartered Bank	12/17/18	123,660	—
EUR	2,160,181	USD	2,505,918	Deutsche Bank AG	12/20/18	—	(48,579)
COP	34,483,826,000	USD	11,357,561	UBS AG	12/21/18	—	(668,806)
COP	37,533,417,000	USD	12,382,362	UBS AG	12/21/18	—	(748,343)
HUF	6,980,000,000	EUR	21,583,025	Goldman Sachs International	12/21/18	—	(111,144)
UGX	4,788,440,000	USD	1,177,968	Standard Chartered Bank	1/7/19	80,900	—
UGX	4,849,592,000	USD	1,237,772	Citibank, N.A.	1/14/19	35,364	—
USD	1,177,992	EUR	993,524	Standard Chartered Bank	1/17/19	44,658	—
CZK	281,959,000	EUR	10,912,756	JPMorgan Chase Bank, N.A.	1/18/19	—	(39,905)
MXN	440,485,020	USD	23,159,731	Citibank, N.A.	1/18/19	—	(1,736,334)
UGX	4,543,680,000	USD	1,177,119	Citibank, N.A.	1/18/19	14,742	—
CZK	298,283,500	EUR	11,533,218	JPMorgan Chase Bank, N.A.	1/22/19	—	(32,710)
MAD	9,720,000	USD	1,012,500	BNP Paribas	1/22/19	—	(10,094)
MAD	9,490,000	USD	995,281	BNP Paribas	1/22/19	—	(16,594)
PLN	42,300,000	EUR	9,797,879	JPMorgan Chase Bank, N.A.	1/22/19	—	(131,761)
USD	216,030	KZT	79,920,232	Citibank, N.A.	1/22/19	3,769	—
UGX	9,051,811,000	USD	2,354,238	Citibank, N.A.	1/23/19	17,758	—
PLN	15,800,000	EUR	3,662,922	BNP Paribas	1/24/19	—	(53,367)
USD	1,609,481	EUR	1,394,111	Standard Chartered Bank	1/24/19	18,230	—
USD	4,419,890	MYR	18,000,000	Deutsche Bank AG	1/24/19	123,605	—
USD	2,845,578	MYR	11,600,000	JPMorgan Chase Bank, N.A.	1/24/19	76,862	—
MXN	440,000,000	USD	22,320,777	HSBC Bank USA, N.A.	1/25/19	—	(946,164)
PLN	15,000,000	USD	4,016,712	HSBC Bank USA, N.A.	1/25/19	—	(98,076)
PLN	64,631,555	USD	17,307,088	HSBC Bank USA, N.A.	1/25/19	—	(422,585)
USD	4,408,739	MYR	18,000,000	JPMorgan Chase Bank, N.A.	1/25/19	112,486	—
USD	4,278,653	MYR	17,400,000	Standard Chartered Bank	1/25/19	125,608	—
USD	4,245,399	MYR	17,300,000	Standard Chartered Bank	1/25/19	116,222	—
TRY	3,689,471	USD	885,190	Deutsche Bank AG	1/28/19	—	(258,897)
TRY	3,689,000	USD	884,864	Standard Chartered Bank	1/28/19	—	(258,652)
USD	426,511	KZT	146,080,000	Deutsche Bank AG	1/28/19	38,886	—
USD	158,949	KZT	54,440,000	Deutsche Bank AG	1/28/19	14,492	—
USD	860,785	TRY	3,589,471	Deutsche Bank AG	1/28/19	251,467	—
USD	885,714	TRY	3,689,000	Standard Chartered Bank	1/28/19	259,502	—
COP	25,975,028,770	USD	8,213,318	Goldman Sachs International	1/29/19	—	(171,821)
CZK	360,002,822	EUR	13,935,136	Goldman Sachs International	1/29/19	—	(64,489)
EUR	36,422	USD	41,908	Citibank, N.A.	1/29/19	—	(317)
EUR	32,726,000	USD	37,654,948	Citibank, N.A.	1/29/19	—	(285,132)
HUF	2,972,240,000	EUR	9,173,552	Citibank, N.A.	1/29/19	—	(29,454)
PLN	44,130,700	EUR	10,184,312	Bank of America, N.A.	1/29/19	—	(99,457)
PLN	4,415,000	EUR	1,018,779	Societe Generale	1/29/19	—	(9,839)

25	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

RUB	107,052,000	USD	1,618,187	Standard Chartered Bank	1/29/19	$—	$(8,679)
RUB	1,163,143,182	USD	17,581,957	Standard Chartered Bank	1/29/19	—	(94,297)
UAH	124,521,000	USD	4,094,739	Bank of America, N.A.	1/29/19	108,515	—
UAH	117,200,000	USD	4,000,000	JPMorgan Chase Bank, N.A.	1/29/19	—	(43,870)
USD	3,793,276	EUR	3,296,745	Citibank, N.A.	1/29/19	28,724	—
USD	642,673	EUR	558,549	Citibank, N.A.	1/29/19	4,866	—
USD	6,611,844	RUB	437,409,836	Standard Chartered Bank	1/29/19	35,461	—
USD	3,930,860	RUB	260,048,000	Standard Chartered Bank	1/29/19	21,082	—
USD	8,278,116	UAH	241,721,000	Goldman Sachs International	1/29/19	118,733	—
UAH	31,315,900	USD	1,068,802	Goldman Sachs International	1/30/19	—	(12,370)
USD	1,071,728	UAH	31,315,900	Goldman Sachs International	1/30/19	15,297	—
UGX	3,041,210,000	USD	742,664	Citibank, N.A.	2/11/19	51,260	—
UGX	4,261,176,000	USD	1,097,393	Standard Chartered Bank	2/14/19	14,361	—
UGX	4,305,277,000	USD	1,099,688	Standard Chartered Bank	2/15/19	23,353	—
EUR	48,456,818	USD	56,809,320	Goldman Sachs International	2/21/19	—	(1,364,128)
USD	3,950,207	EUR	3,369,420	Goldman Sachs International	2/21/19	94,854	—
UGX	4,312,974,000	USD	1,099,687	Standard Chartered Bank	2/28/19	22,520	—
USD	5,224,931	EUR	4,438,779	JPMorgan Chase Bank, N.A.	2/28/19	142,832	—
USD	15,176,115	EUR	12,928,496	Standard Chartered Bank	3/14/19	355,395	—
MYR	88,400,000	USD	21,280,693	Goldman Sachs International	4/4/19	—	(216,933)
MYR	6,500,000	USD	1,556,513	Morgan Stanley & Co. International PLC	4/4/19	—	(7,708)
DOP	492,000,000	USD	9,627,577	Citibank, N.A.	4/9/19	—	(106,625)
TRY	24,500,000	USD	5,381,741	Standard Chartered Bank	4/9/19	—	(1,394,244)
UGX	1,857,890,000	USD	473,107	Standard Chartered Bank	4/11/19	6,392	—
UGX	4,621,720,000	USD	1,177,118	Citibank, N.A.	4/25/19	12,483	—
UGX	3,233,200,000	USD	823,745	Standard Chartered Bank	4/30/19	7,661	—
UGX	4,679,050,000	USD	1,177,120	Citibank, N.A.	6/26/19	11,290	—
XOF	315,025,569	EUR	461,711	Societe Generale	9/30/19	—	(16,088)
XOF	186,020,000	EUR	272,697	ICBC Standard Bank PLC	10/4/19	—	(9,844)
TRY	41,747,000	USD	9,087,683	Goldman Sachs International	2/3/20	—	(3,270,257)
TRY	29,500,000	USD	6,402,604	JPMorgan Chase Bank, N.A.	2/3/20	—	(2,291,792)
TRY	3,589,471	USD	778,965	Deutsche Bank AG	2/10/20	—	(280,438)
TRY	3,689,000	USD	801,434	Standard Chartered Bank	2/10/20	—	(289,083)
TRY	468,264	USD	101,598	Standard Chartered Bank	2/14/20	—	(36,686)
TRY	4,711,529	USD	1,023,467	Standard Chartered Bank	2/14/20	—	(370,342)
TRY	5,652,500	USD	1,131,405	Bank of America, N.A.	3/20/20	—	(360,635)
TRY	51,100,000	USD	10,413,695	Bank of America, N.A.	3/20/20	—	(3,445,743)

						$16,141,865	$(34,315,124)

26	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

12/7/18	COP	27,714,800	Republic of Colombia, 6.00%, 4/28/28	Deutsche Bank AG	$8,608,404	$(76,615)
12/7/18	COP	13,000,000	Republic of Colombia, 7.00%, 6/30/32	Deutsche Bank AG	4,037,888	(33,769)
12/7/18	COP	6,393,000	Republic of Colombia, 7.50%, 8/26/26	Deutsche Bank AG	1,985,709	(7,762)
12/7/18	COP	37,000,000	Republic of Colombia, 7.75%, 9/18/30	Deutsche Bank AG	11,492,450	(112,201)
12/7/18	COP	34,254,800	Republic of Colombia, 10.00%, 7/24/24	Deutsche Bank AG	10,639,772	(2,745)
12/7/18	COP	15,000,000	Republic of Colombia, 11.00%, 7/24/20	Deutsche Bank AG	4,659,101	19,443

						$(213,649)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation

Interest Rate Futures
5-Year USD Deliverable Interest Rate Swap	113	Short	12/17/18	$(11,081,945)	$81,218
10-Year USD Deliverable Interest Rate Swap	71	Short	12/17/18	(6,936,922)	129,797
U.S. 5-Year Treasury Note	225	Short	12/31/18	(25,286,133)	174,023

					$385,038

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	15,272	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.31% (pays upon termination)	1/2/19	$128,314	$—	$128,314
BRL	7,647	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.33% (pays upon termination)	1/2/19	64,807	—	64,807
BRL	7,687	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.35% (pays upon termination)	1/2/19	66,097	—	66,097
BRL	15,269	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.35% (pays upon termination)	1/2/19	131,280	—	131,280

27	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	22,974	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.38% (pays upon termination)	1/2/19	$200,181	$—	$200,181
BRL	26,985	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.39% (pays upon termination)	1/2/19	238,030	—	238,030
BRL	47,000	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.58% (pays upon termination)	1/2/25	257,028	—	257,028
BRL	5,239	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.90% (pays upon termination)	1/2/25	63,007	—	63,007
BRL	23,401	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.92% (pays upon termination)	1/2/25	293,657	—	293,657
CLP	8,101,730	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.81% (pays semi-annually)	5/29/23	(10,903)	—	(10,903)
CZK	291,600	Pays	6-month CZK PRIBOR (pays semi-annually)	2.03% (pays annually)	7/27/22	(195,687)	—	(195,687)
CZK	259,650	Pays	6-month CZK PRIBOR (pays semi-annually)	2.06% (pays annually)	7/30/22	(161,942)	—	(161,942)
CZK	262,453	Pays	6-month CZK PRIBOR (pays semi-annually)	2.07% (pays annually)	7/31/22	(158,855)	—	(158,855)
CZK	70,860	Pays	6-month CZK PRIBOR (pays semi-annually)	2.11% (pays annually)	8/3/22	(38,804)	—	(38,804)
CZK	86,810	Pays	6-month CZK PRIBOR (pays semi-annually)	2.08% (pays annually)	8/6/22	(51,929)	—	(51,929)
CZK	93,030	Pays	6-month CZK PRIBOR (pays semi-annually)	2.15% (pays annually)	8/6/23	(67,070)	—	(67,070)
CZK	185,535	Pays	6-month CZK PRIBOR (pays semi-annually)	2.20% (pays annually)	8/7/23	(120,134)	—	(120,134)
CZK	9,353	Pays	6-month CZK PRIBOR (pays semi-annually)	2.18% (pays annually)	8/8/23	(6,527)	—	(6,527)
CZK	75,240	Pays	6-month CZK PRIBOR (pays semi-annually)	2.18% (pays annually)	8/8/23	(52,049)	—	(52,049)
CZK	46,770	Pays	6-month CZK PRIBOR (pays semi-annually)	2.17% (pays annually)	8/10/23	(33,743)	—	(33,743)
CZK	38,167	Pays	6-month CZK PRIBOR (pays semi-annually)	2.16% (pays annually)	8/13/23	(28,273)	—	(28,273)
CZK	44,000	Pays	6-month CZK PRIBOR (pays semi-annually)	2.17% (pays annually)	8/13/23	(32,001)	—	(32,001)
CZK	123,830	Receives	6-month CZK PRIBOR (pays semi-annually)	2.12% (pays annually)	7/27/28	189,157	—	189,157
CZK	101,460	Receives	6-month CZK PRIBOR (pays semi-annually)	2.15% (pays annually)	7/30/28	143,942	—	143,942
CZK	102,740	Receives	6-month CZK PRIBOR (pays semi-annually)	2.16% (pays annually)	7/31/28	143,825	—	143,825

28	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CZK	27,740	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/3/28	$30,871	$—	$30,871
CZK	48,940	Receives	6-month CZK PRIBOR (pays semi-annually)	2.20% (pays annually)	8/6/28	61,047	—	61,047
CZK	34,180	Receives	6-month CZK PRIBOR (pays semi-annually)	2.21% (pays annually)	8/6/28	41,294	—	41,294
CZK	97,069	Receives	6-month CZK PRIBOR (pays semi-annually)	2.25% (pays annually)	8/7/28	106,075	—	106,075
CZK	39,650	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/8/28	46,901	—	46,901
CZK	4,930	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/9/28	5,827	—	5,827
CZK	24,660	Receives	6-month CZK PRIBOR (pays semi-annually)	2.22% (pays annually)	8/10/28	29,734	—	29,734
CZK	22,970	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/13/28	27,325	—	27,325
EUR	16,300	Receives	6-month EURIBOR (pays semi-annually)	0.25% (pays annually)	9/20/22	(60,745)	(50,431)	(111,176)
MXN	204,680	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83% (pays monthly)	7/1/19	(126,774)	—	(126,774)
MXN	242,890	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83% (pays monthly)	7/1/19	(150,146)	—	(150,146)
MXN	135,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.16% (pays monthly)	4/21/20	(152,629)	—	(152,629)
MXN	154,600	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.29% (pays monthly)	11/22/22	(401,332)	(19,603)	(420,935)
MXN	267,700	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.58% (pays monthly)	3/21/23	(605,343)	(5,015)	(610,358)
MXN	67,771	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.08% (pays monthly)	6/27/24	(421,078)	—	(421,078)
MXN	130,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.21% (pays monthly)	6/29/26	(977,061)	—	(977,061)
MXN	176,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.86% (pays monthly)	1/5/28	(661,593)	(6,136)	(667,729)
MXN	168,218	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.58% (pays monthly)	10/13/28	(285,555)	(14,992)	(300,547)
MXN	70,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.43% (pays monthly)	6/22/37	(585,825)	—	(585,825)

29	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	16,000	Pays	6-month PLN WIBOR (pays semi-annually)	3.44% (pays annually)	5/9/19	$71,446	$—	$71,446
PLN	21,430	Pays	6-month PLN WIBOR (pays semi-annually)	3.25% (pays annually)	6/5/19	82,963	—	82,963
PLN	6,426	Pays	6-month PLN WIBOR (pays semi-annually)	1.72% (pays annually)	2/27/20	11,619	—	11,619
PLN	4,106	Pays	6-month PLN WIBOR (pays semi-annually)	1.78% (pays annually)	2/27/20	8,566	—	8,566
PLN	2,300	Pays	6-month PLN WIBOR (pays semi-annually)	5.36% (pays annually)	7/30/20	40,235	—	40,235
PLN	4,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.19% (pays annually)	10/28/21	(931)	—	(931)
PLN	25,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.43% (pays annually)	6/8/23	7,223	—	7,223
PLN	11,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/28/24	(29,256)	—	(29,256)
PLN	26,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.62% (pays annually)	3/20/25	86,930	—	86,930
PLN	75,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.84% (pays annually)	1/10/28	326,932	—	326,932
USD	2,208	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	9/18/22	101,474	—	101,474
USD	280	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	9/27/23	12	8	20
USD	340	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	9/28/23	338	—	338
USD	200	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/2/23	466	(24)	442
USD	341	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/3/23	539	—	539
USD	532	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	9/28/28	3,084	—	3,084
USD	364	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/2/28	2,851	190	3,041
USD	178	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/28	1,320	—	1,320
USD	112	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	9/25/48	2,902	(167)	2,735
USD	447	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/1/48	12,872	—	12,872
USD	220	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/48	6,634	—	6,634
ZAR	44,500	Pays	3-month ZAR JIBAR (pays quarterly)	7.67% (pays quarterly)	5/15/24	(69,424)	—	(69,424)
ZAR	68,770	Pays	3-month ZAR JIBAR (pays quarterly)	8.79% (pays quarterly)	3/18/26	97,970	—	97,970
ZAR	54,320	Pays	3-month ZAR JIBAR (pays quarterly)	8.12% (pays quarterly)	10/6/26	(79,792)	—	(79,792)

						$(2,430,626)	$(96,170)	$(2,526,796)

30	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	BRL	12,953	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	13.10% (pays upon termination)	1/2/23	$1,543,258
Bank of America, N.A.	MXN	26,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.46% (pays monthly)	9/24/20	(52,866)
Bank of America, N.A.	PLN	3,600	Pays	6-month PLN WIBOR (pays semi-annually)	4.95% (pays annually)	9/14/20	54,682
Bank of America, N.A.	PLN	8,765	Pays	6-month PLN WIBOR (pays semi-annually)	5.45% (pays annually)	6/7/21	225,429
Bank of America, N.A.	THB	400,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.91% (pays semi-annually)	11/2/22	(101,506)
Bank of America, N.A.	THB	230,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.90% (pays semi-annually)	12/8/22	(29,419)
Bank of America, N.A.	THB	450,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.88% (pays semi-annually)	1/25/23	(137,635)
Bank of America, N.A.	THB	340,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.00% (pays semi-annually)	5/2/23	(36,915)
Barclays Bank PLC	BRL	22,098	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.72% (pays upon termination)	1/4/21	882,123
Citibank, N.A.	MYR	44,600	Pays	3-month MYR KLIBOR (pays quarterly)	3.95% (pays quarterly)	3/20/23	21,756
Citibank, N.A.	MYR	24,800	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	(16,155)
Citibank, N.A.	MYR	5,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	(2,671)
Citibank, N.A.	THB	490,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.03% (pays semi-annually)	4/24/22	(11,064)
Citibank, N.A.	THB	260,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.79% (pays semi-annually)	8/10/22	(79,016)
Citibank, N.A.	THB	870,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.91% (pays semi-annually)	11/15/22	(94,371)
Citibank, N.A.	THB	330,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.87% (pays semi-annually)	3/27/23	(127,516)
Citibank, N.A.	THB	250,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.22% (pays semi-annually)	10/25/23	(10,410)
Credit Suisse International	RUB	51,950	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	5/23/22	(18,457)
Credit Suisse International	RUB	275,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	11/1/22	75,323
Deutsche Bank AG	BRL	1,970	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.98% (pays upon termination)	1/2/23	225,050
Deutsche Bank AG	COP	13,747,900	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.49% (pays quarterly)	3/21/19	27,684

31	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Deutsche Bank AG	COP	2,715,200	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.41% (pays quarterly)	3/22/19	$5,069
Deutsche Bank AG	COP	3,673,900	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.36% (pays quarterly)	3/26/19	6,628
Goldman Sachs International	CLP	8,866,700	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.83% (pays semi-annually)	5/29/23	(2,926)
Goldman Sachs International	COP	13,748,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.49% (pays semi-annually)	3/21/19	27,578
Goldman Sachs International	PLN	11,000	Pays	6-month PLN WIBOR (pays semi-annually)	5.54% (pays annually)	5/10/21	293,805
HSBC Bank USA, N.A.	MXN	44,030	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.28% (pays monthly)	12/23/20	(64,737)
HSBC Bank USA, N.A.	PLN	11,250	Pays	6-month PLN WIBOR (pays semi-annually)	3.44% (pays annually)	5/9/19	50,221
JPMorgan Chase Bank, N.A.	MYR	4,750	Pays	3-month MYR KLIBOR (pays quarterly)	4.44% (pays quarterly)	4/8/19	4,666
JPMorgan Chase Bank, N.A.	MYR	9,556	Pays	3-month MYR KLIBOR (pays quarterly)	3.90% (pays quarterly)	11/26/19	6,079
JPMorgan Chase Bank, N.A.	MYR	10,000	Pays	3-month MYR KLIBOR (pays quarterly)	4.13% (pays quarterly)	10/19/20	18,957
JPMorgan Chase Bank, N.A.	MYR	14,100	Pays	3-month MYR KLIBOR (pays quarterly)	3.92% (pays quarterly)	7/19/23	(3,011)
JPMorgan Chase Bank, N.A.	MYR	11,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	(5,487)
JPMorgan Chase Bank, N.A.	MYR	5,810	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	(3,011)
JPMorgan Chase Bank, N.A.	MYR	5,815	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	(3,013)
JPMorgan Chase Bank, N.A.	MYR	14,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.86% (pays quarterly)	9/4/23	(13,629)
JPMorgan Chase Bank, N.A.	MYR	11,600	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	9/5/23	(7,289)
JPMorgan Chase Bank, N.A.	MYR	21,070	Pays	3-month MYR KLIBOR (pays quarterly)	4.14% (pays quarterly)	11/26/24	33,753
Morgan Stanley & Co. International PLC	BRL	41,201	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	15.58% (pays upon termination)	1/2/19	2,203,536
Morgan Stanley & Co. International PLC	MXN	29,200	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.95% (pays monthly)	12/3/31	(139,664)
Morgan Stanley & Co. International PLC	MYR	33,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.98% (pays quarterly)	10/23/23	6,170

32	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Nomura International PLC	BRL	2,006	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.90% (pays upon termination)	1/2/23	$222,003
Nomura International PLC	BRL	4,440	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.83% (pays upon termination)	1/2/23	478,524
Nomura International PLC	MYR	7,320	Pays	3-month MYR KLIBOR (pays quarterly)	3.91% (pays quarterly)	10/24/19	3,703
Nomura International PLC	MYR	4,070	Pays	3-month MYR KLIBOR (pays quarterly)	4.19% (pays quarterly)	10/24/24	8,522
Standard Chartered Bank	MYR	14,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.93% (pays quarterly)	7/19/23	(1,404)
Standard Chartered Bank	MYR	5,800	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	(3,778)
Standard Chartered Bank	MYR	5,600	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	(3,978)
Standard Chartered Bank	MYR	5,900	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	(4,360)
Standard Chartered Bank	THB	650,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.15% (pays semi-annually)	8/20/23	(37,084)

							$5,413,147

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Markit CDX Emerging Markets Index (CDX.EM.30.V1)	$40	1.00% (pays quarterly)(1)		12/20/23	$1,862	$(1,910)	$(48)
Markit CDX Emerging Markets Index (CDX.EM.30.V1)	60	1.00% (pays quarterly)(1)		12/20/23	2,793	(2,699)	94
South Africa	150	1.00% (pays quarterly)(1)		12/20/19	416	(1,037)	(621)
South Africa	100	1.00% (pays quarterly	)(1)	3/20/20	531	(862)	(331)

Total					$5,602	$(6,508)	$(906)

33	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,600	1.00% (pays quarterly)(1)	6/20/22	2.10%	$(57,151)	$104,559	$47,408
Turkey	Barclays Bank PLC	7,630	1.00% (pays quarterly)(1)	9/20/19	3.14	(133,405)	55,901	(77,504)
Turkey	Deutsche Bank AG	3,220	1.00% (pays quarterly)(1)	9/20/19	3.14	(56,300)	23,282	(33,018)

Total		$12,450				$(246,856)	$183,742	$(63,114)

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized (Depreciation)

South Africa	Bank of America, N.A.	$300	1.00% (pays quarterly)(1)	12/20/19	$824	$(1,578)	$(754)

South Africa	Barclays Bank PLC	300	1.00% (pays quarterly)(1)	12/20/19	824	(1,824)	(1,000)
South Africa	Barclays Bank PLC	100	1.00% (pays quarterly)(1)	3/20/20	526	(553)	(27)
South Africa	Credit Suisse International	100	1.00% (pays quarterly)(1)	3/20/20	526	(606)	(80)
South Africa	Credit Suisse International	100	1.00% (pays quarterly)(1)	3/20/20	526	(738)	(212)
South Africa	Deutsche Bank AG	500	1.00% (pays quarterly)(1)	9/20/20	5,110	(5,364)	(254)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	12/20/19	275	(721)	(446)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	12/20/19	275	(865)	(590)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	3/20/20	526	(596)	(70)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	3/20/20	526	(617)	(91)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00% (pays quarterly)(1)	3/20/20	526	(852)	(326)

Total					$10,464	$(14,314)	$(3,850)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2018, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $12,450,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular

34	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized (Depreciation)

Citibank, N.A.	LKR	750,000	Total Return on Sri Lanka Government Bond, 11.50% due 12/15/21 (pays semi-annually)	6-month USD-LIBOR + 115 bp on $5,274,012 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	12/17/21	$(838,706)
Citibank, N.A.	LKR	1,000,000	Total Return on Sri Lanka Government Bond, 11.50% due 5/15/23 (pays semi-annually)	6-month USD-LIBOR + 115 bp on $7,153,635 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	5/17/23	(1,279,483)

						$(2,118,189)

Cross-Currency Swaps

Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)

Barclays Bank PLC	3-month PLN WIBOR + 45 bp on PLN 44,199,615 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	12/7/20/ 12/5/23	$14,921
Barclays Bank PLC	3-month PLN WIBOR + 53.5 bp on PLN 31,075,576 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/27/22/ 10/27/27	(4,606)
Barclays Bank PLC	3-month PLN WIBOR + 51.5 bp on PLN 20,036,400 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	11/3/22/ 11/3/27	(7,327)
Barclays Bank PLC	3-month PLN WIBOR + 51.5 bp on PLN 28,463,120 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	11/16/22/ 11/16/27	(10,651)
Barclays Bank PLC	3-month ZAR JIBAR + 51 bp on ZAR 106,780,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/23/19/ 10/23/22	21,401
Barclays Bank PLC	3-month ZAR JIBAR + 54 bp on ZAR 109,971,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	3/9/20/ 3/8/23	22,840

35	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Cross-Currency Swaps (continued)

Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)

Barclays Bank PLC	3-month ZAR JIBAR + 54 bp on ZAR 109,971,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	3/12/20/ 3/8/23	$22,698
Barclays Bank PLC	3-month ZAR JIBAR + 58 bp on ZAR 94,530,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/30/23/ 10/30/28	(1,699)
Deutsche Bank AG	10.54% on TRY 21,450,000 (pays annually) plus USD 9,981,225	3-month USD-LIBOR on USD 9,981,225 (pays quarterly) plus TRY 21,450,000	Not Applicable/ 4/3/19	(6,151,857)
Deutsche Bank AG	3-month ZAR JIBAR + 50 bp on ZAR 47,360,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	7/29/19/ 7/29/22	12,427
Goldman Sachs International	9.56% on TRY 16,903,000 (pays annually) plus USD 5,549,245	3-month USD-LIBOR on USD 5,549,245 (pays quarterly) plus TRY 16,903,000	Not Applicable/ 7/28/23	(3,325,959)
Goldman Sachs International	9.51% on TRY 43,482,000 (pays annually) plus USD 14,326,853	3-month USD-LIBOR on USD 14,326,853 (pays quarterly) plus TRY 43,482,000	Not Applicable/ 7/29/23	(8,620,236)
Goldman Sachs International	3-month ZAR JIBAR + 50.5 bp on ZAR 129,250,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	7/25/23/ 7/25/28	(19,758)
Goldman Sachs International	3-month ZAR JIBAR + 50.5 bp on ZAR 250,000,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	7/27/23/ 7/27/28	(38,178)

				$(18,085,984)

*

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

Abbreviations:

ARLLMONP	–	Argentina Blended Policy Rate
BADLAR	–	Buenos Aires Deposits of Large Amount Rate
LIBOR	–	London Interbank Offered Rate
OMO	–	Open Market Operation

36	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Currency Abbreviations:

ALL	–	Albanian Lek
ARS	–	Argentine Peso
BAM	–	Bosnia-Herzegovina Convertible Mark
BRL	–	Brazilian Real
CLP	–	Chilean Peso
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee
MAD	–	Moroccan Dirham

MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
THB	–	Thai Baht
TRY	–	New Turkish Lira
UAH	–	Ukrainian Hryvnia
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso
XOF	–	West African CFA Franc
ZAR	–	South African Rand

37	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $738,884,305)	$683,186,261
Affiliated investment, at value (identified cost, $130,804,601)	130,790,783
Cash	3,815,014
Deposits for derivatives collateral —
Financial futures contracts	710,450
Centrally cleared swap contracts	5,791,032
OTC derivatives	1,099,910
Foreign currency, at value (identified cost, $12,448,095)	12,398,462
Interest receivable	9,506,183
Dividends receivable from affiliated investment	190,205
Receivable for investments sold	2,182,750
Receivable for variation margin on open financial futures contracts	76,977
Receivable for open forward foreign currency exchange contracts	16,141,865
Receivable for open swap contracts	6,566,214
Upfront payments on open non-centrally cleared swap contracts	14,314
Receivable for open non-deliverable bond forward contracts	19,443
Tax reclaims receivable	2,600
Total assets	$872,492,463

Liabilities
Cash collateral due to brokers	$1,099,910
Payable for investments purchased	30,303,831
Payable for variation margin on open centrally cleared swap contracts	523,865
Payable for open forward foreign currency exchange contracts	34,315,124
Payable for open swap contracts	21,424,204
Upfront receipts on open non-centrally cleared swap contracts	183,742
Payable for open non-deliverable bond forward contracts	233,092
Payable to affiliates:
Investment adviser fee	422,188
Trustees’ fees	2,967
Accrued foreign capital gains taxes	56,924
Accrued expenses	656,509
Total liabilities	$89,222,356
Net Assets applicable to investors’ interest in Portfolio	$783,270,107

38	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest (net of foreign taxes, $3,024,696)	$60,890,851
Dividends from affiliated investment	1,495,095
Total investment income	$62,385,946

Expenses
Investment adviser fee	$5,009,058
Trustees’ fees and expenses	33,020
Custodian fee	1,300,503
Legal and accounting services	160,256
Interest expense and fees	136,665
Miscellaneous	39,701
Total expenses	$6,679,203

Net investment income	$55,706,743

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $78,129)	$(40,761,216)
Investment transactions — affiliated investment	(544)
Written options	388,906
Financial futures contracts	1,317,678
Swap contracts	(413,212)
Foreign currency transactions	(4,366,011)
Forward foreign currency exchange contracts	(19,616,162)
Non-deliverable bond forward contracts	(257,204)
Net realized loss	$(63,707,765)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $459,107)	$(49,632,671)
Investments — affiliated investment	(12,095)
Written options	(212,200)
Financial futures contracts	179,243
Swap contracts	(14,165,057)
Foreign currency	(111,599)
Forward foreign currency exchange contracts	(14,150,666)
Non-deliverable bond forward contracts	(181,618)
Net change in unrealized appreciation (depreciation)	$(78,286,663)

Net realized and unrealized loss	$(141,994,428)

Net decrease in net assets from operations	$(86,287,685)

39	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$55,706,743	$25,155,105
Net realized gain (loss)	(63,707,765)	12,815,031
Net change in unrealized appreciation (depreciation)	(78,286,663)	(6,695,693)
Net increase (decrease) in net assets from operations	$(86,287,685)	$31,274,443
Capital transactions —
Contributions	$374,720,915	$284,624,454
Withdrawals	(122,344,587)	(47,021,808)
Net increase in net assets from capital transactions	$252,376,328	$237,602,646

Net increase in net assets	$166,088,643	$268,877,089

Net Assets
At beginning of year	$617,181,464	$348,304,375
At end of year	$783,270,107	$617,181,464

40	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018		2017		2016		2015		2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.87	%(2)	0.81	%(3)	0.91	%(3)	0.95	%(3)	0.92	%(3)
Net investment income	7.22%		5.90%		5.94%		5.88%		5.53%
Portfolio Turnover	52%		40%		73%		47%		97%

Total Return	(9.33)%		8.23%		16.39%		(17.07)%		0.00	%(4)

Net assets, end of year (000’s omitted)	$783,270		$617,181		$348,304		$280,052		$423,532

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2018.

(3)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05%, 0.07% and 0.06% for the years ended October 31, 2017, 2016, 2015 and 2014, respectively.

(4)	Amount is less than 0.005%.

41	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 90.3%, 6.9%, 1.6% and 1.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

42

Emerging Markets Local Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise

43

Emerging Markets Local Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation

44

Emerging Markets Local Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.650% of the Portfolio’s average daily net assets up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is payable monthly. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $5,009,058 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $276,946,758 and $230,446,300, respectively, for the year ended October 31, 2018.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$825,967,846

Gross unrealized appreciation	$8,034,368
Gross unrealized depreciation	(13,104,398)

Net unrealized depreciation	$(5,070,030)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments.

At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

45

Emerging Markets Local Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $56,104,904. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $51,951,401 at October 31, 2018.

The OTC derivatives in which the Portfolio invests (except for written options, as the Portfolio, not the counterparty is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2018.

46

Emerging Markets Local Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Not applicable	$5,602 *	$—	$3,519,813 *	$3,525,415
Receivable for open forward foreign currency exchange contracts	—	16,141,865	—	16,141,865
Receivable/payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	10,464	—	6,518,806	6,529,270
Receivable for open non-deliverable bond forward contracts	—	—	19,443	19,443

Total Asset Derivatives	$16,066	$16,141,865	$10,058,062	$26,215,993

Derivatives not subject to master netting or similar agreements	$5,602	$—	$3,519,813	$3,525,415

Total Asset Derivatives subject to master netting or similar agreements	$10,464	$16,141,865	$6,538,249	$22,690,578

Not applicable	$—	$—	$(5,565,401)*	$(5,565,401)
Payable for open forward foreign currency exchange contracts	—	(34,315,124)	—	(34,315,124)
Payable/receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(246,856)	(2,118,189)	(19,191,643)	(21,556,688)
Payable for open non-deliverable bond forward contracts	—	—	(233,092)	(233,092)

Total Liability Derivatives	$(246,856)	$(36,433,313)	$(24,990,136)	$(61,670,305)

Derivatives not subject to master netting or similar agreements	$—	$—	$(5,565,401)	$(5,565,401)

Total Liability Derivatives subject to master netting or similar agreements	$(246,856)	$(36,433,313)	$(19,424,735)	$(56,104,904)

*

For futures contracts and centrally cleared swap contracts, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared swap contracts, as applicable.

47

Emerging Markets Local Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$1,940,629	$(1,940,629)	$—	$—	$—	$—
Barclays Bank PLC	965,333	(157,688)	—	(680,000)	127,645	680,000
Citibank, N.A.	418,785	(418,785)	—	—	—	—
Credit Suisse International	570,306	(111,450)	—	(270,000)	188,856	270,000
Deutsche Bank AG	755,251	(755,251)	—	—	—	—
Goldman Sachs International	1,757,514	(1,757,514)	—	—	—	—
HSBC Bank USA, N.A.	50,221	(50,221)	—	—	—	—
JPMorgan Chase Bank, N.A.	446,659	(446,659)	—	—	—	—
Morgan Stanley & Co. International PLC	2,209,706	(226,714)	(1,982,992)	—	—	—
Nomura International PLC	712,752	—	(612,104)	—	100,648	—
Standard Chartered Bank	12,437,896	(8,506,463)	(3,931,433)	—	—	9,910
The Bank of Nova Scotia	418,161	(125,832)	—	(140,000)	152,329	140,000
UBS AG	7,365	(7,365)	—	—	—	—

	$22,690,578	$(14,504,571)	$(6,526,529)	$(1,090,000)	$569,478	$1,099,910

48

Emerging Markets Local Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(5,744,873)	$1,940,629	$3,804,244	$—	$—	$—
Barclays Bank PLC	(157,688)	157,688	—	—	—	—
BNP Paribas	(95,851)	—	52,890	—	(42,961)	—
Citibank, N.A.	(4,784,223)	418,785	4,365,438	—	—	—
Credit Agricole Corporate and Investment Bank	(1,182,796)	—	931,664	—	(251,132)	—
Credit Suisse International	(111,450)	111,450	—	—	—	—
Deutsche Bank AG	(8,693,936)	755,251	7,938,685	—	—	—
Goldman Sachs International	(19,182,915)	1,757,514	17,425,401	—	—	—
HSBC Bank USA, N.A.	(1,769,209)	50,221	815,954	—	(903,034)	—
ICBC Standard Bank PLC	(9,844)	—	—	—	(9,844)	—
JPMorgan Chase Bank, N.A.	(3,993,486)	446,659	3,256,108	—	(290,719)	—
Morgan Stanley & Co. International PLC	(226,714)	226,714	—	—	—	—
Societe Generale	(25,927)	—	—	—	(25,927)	—
Standard Chartered Bank	(8,506,463)	8,506,463	—	—	—	—
The Bank of Nova Scotia	(125,832)	125,832	—	—	—	—
UBS AG	(1,493,697)	7,365	1,263,120	—	(223,212)	—

	$(56,104,904)	$14,504,571	$39,853,504	$—	$(1,746,829)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$1,099,910

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

49

Emerging Markets Local Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2018 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$(496,024)	$—
Written options	—	(388,906)	—
Financial futures contracts	—	—	1,317,678
Swap contracts	(51,585)	—	(361,627)
Forward foreign currency exchange contracts	—	(19,616,162)	—
Non-deliverable bond forward contracts	—	—	(257,204)

Total	$(51,585)	$(20,501,092)	$698,847

Change in unrealized appreciation (depreciation) —
Investments	$—	$459,501	$—
Written options	—	(212,200)	—
Financial futures contracts	—	—	179,243
Swap contracts	(232,491)	(2,118,189)	(11,814,377)
Forward foreign currency exchange contracts	—	(14,150,666)	—
Non-deliverable bond forward contracts	—	—	(181,618)

Total	$(232,491)	$(16,021,554)	$(11,816,752)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Swap Contracts

$40,283,000	$1,288,863,000	$39,057,000	$758,476,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately $12,742,000 and $10,884,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are

50

Emerging Markets Local Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$414,030,841	$—	$414,030,841
Foreign Corporate Bonds	—	3,647,734	—	3,647,734
Sovereign Loans	—	3,550,559	—	3,550,559
Short-Term Investments —
Foreign Government Securities	—	121,320,651	—	121,320,651
U.S. Treasury Obligations	—	140,636,476	—	140,636,476
Other	—	130,790,783	—	130,790,783

Total Investments	$—	$813,977,044	$—	$813,977,044

Forward Foreign Currency Exchange Contracts	$—	$16,141,865	$—	$16,141,865
Non-deliverable Bond Forward Contracts	—	19,443	—	19,443
Futures Contracts	385,038	—	—	385,038
Swap Contracts	—	9,669,647	—	9,669,647

Total	$385,038	$839,807,999	$—	$840,193,037

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(34,315,124)	$—	$(34,315,124)
Non-deliverable Bond Forward Contracts	—	(233,092)	—	(233,092)
Swap Contracts	—	(27,122,089)	—	(27,122,089)

Total	$—	$(61,670,305)	$—	$(61,670,305)

51

Emerging Markets Local Income Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

52

Eaton Vance Emerging Markets Local Income Fund

Emerging Markets Local Income Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Emerging Markets Local Income Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	109,776,367	724,676
Keith Quinton	109,772,336	728,707
Marcus L. Smith	109,777,478	723,565
Susan J. Sutherland	109,925,440	575,603
Scott E. Wennerholm	109,776,367	724,676

Results are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Emerging Markets Local Income Portfolio.

Emerging Markets Local Income Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Mark R. Fetting	99%	1%
Keith Quinton	99%	1%
Marcus L. Smith	99%	1%
Susan J. Sutherland	99%	1%
Scott E. Wennerholm	99%	1%

Results are rounded to the nearest whole number.

53

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

54

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

55

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

56

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

57

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Investment Adviser of Emerging Markets Local Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040    10.31.18

Eaton Vance

Floating-Rate Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Floating-Rate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21 and 60

Federal Tax Information	22

Special Meeting of Shareholders	61

Management and Organization	62

Important Notices	65

Eaton Vance

Floating-Rate Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return and limited price volatility for the 12-month period ended October 31, 2018. The S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returned 4.54% during the period. For the period as a whole, performance was composed of coupon generation, with loan prices virtually unchanged.

About a month after the period opened, the U.S. Federal Reserve Board announced, in December, its third rate hike for 2017, followed by interest rate hikes in March, June, and September of 2018. Unlike fixed-income securities, the impact of interest rate changes on the value of floating-rate loans is typically reduced by periodic interest rate resets. As a result, the loan market was helped by increasing investor demand for floating-rate loans during this rising interest rate environment.

Technical conditions were positive for most of the period with demand generally outpacing supply. The collateralized loan obligation market was a strong driver of demand, and retail mutual funds saw positive inflows for nine of the period’s 12 months. For the period as a whole, loan prices were relatively stable, beginning at an average price of $98.16 and ending the period at $98.14. Approximately 85% of performing loans ended the period bid at 98% of par value or higher.

With the U.S. economy’s recovery accelerating modestly during the period, health in corporate fundamentals reflected relatively benign conditions. While the high-profile default of iHeartCommunications, an Index component, pushed up the default rate to 2.42% on a 12-month trailing basis ended March 2018, the default rate settled down to 1.92% for the annual period ended October 31, 2018, below its long-term 3% average.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance Floating-Rate Fund (the Fund) Class A shares at net asset value (NAV) returned 4.42%. By comparison, the Fund’s benchmark, the Index, returned 4.54% for the period. The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit segments of the market, namely the CCC- and D- (defaulted) rating7 tiers within the Index. This positioning may help the Fund limit credit losses over the long run, but may also detract from relative performance versus the Index in times when lower-quality loans perform well. During the period, the Fund’s underweight position to CCC-rated loans, which returned 8.82%, detracted from performance versus the Index. However, the Fund’s underweight position to D-rated loans, which returned –8.43%, contributed to results versus the Index.

On the sector level, the Fund’s underweight exposure to retailers (except food and drug), was a detractor from relative results during the period, as the sector rallied back after suffering negative returns during the previous one-year period.

Loan selection in the oil and gas sector, which also recovered from negative performance in the previous period, helped results versus the Index. Loan selection in the cable and satellite television sector contributed to Fund performance versus the Index as well. In contrast, loan selection in the electronics/electrical sector detracted from results relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

October 31, 2018

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns		Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV		02/07/2001	02/07/2001	4.44%	3.58%	6.83%
Class A at NAV		05/05/2003	02/07/2001	4.42	3.59	6.84
Class A with 2.25% Maximum Sales Charge		—	—	2.12	3.11	6.59
Class B at NAV		02/05/2001	02/05/2001	3.77	2.83	6.04
Class B with 5% Maximum Sales Charge		—	—	–1.23	2.47	6.04
Class C at NAV		02/01/2001	02/01/2001	3.66	2.80	6.04
Class C with 1% Maximum Sales Charge		—	—	2.66	2.80	6.04
Class I at NAV		01/30/2001	01/30/2001	4.81	3.86	7.10
Class R6 at NAV		12/01/2016	01/30/2001	4.75	3.88	7.11
S&P/LSTA Leveraged Loan Index		—	—	4.54%	3.97%	7.66%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I	Class R6
	1.04%	1.04%	1.79%	1.79%	0.79%	0.73%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2008	$19,359	N.A.
Class B	$10,000	10/31/2008	$17,984	N.A.
Class C	$10,000	10/31/2008	$17,984	N.A.
Class I	$250,000	10/31/2008	$496,644	N.A.
Class R6	$1,000,000	10/31/2008	$1,988,362	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Fund

October 31, 2018

Fund Profile5

Top 10 Issuers (% of total investments)6

Bausch Health Companies, Inc.	1.0%

JBS USA, LLC	0.9

Virgin Media Investment Holdings Limited	0.9

TransDigm, Inc.	0.8

Reynolds Group Holdings, Inc.	0.8

Asurion, LLC	0.8

MA FinanceCo., LLC	0.7

Restaurant Brands International, Inc.	0.7

SS&C Technologies, Inc.	0.7

Infor (US), Inc.	0.7

Total	8.0%

Top 10 Sectors (% of total investments)6

Electronics/Electrical	10.3%

Health Care	8.9

Business Equipment and Services	8.3

Telecommunications	4.9

Chemicals and Plastics	4.5

Cable and Satellite Television	4.1

Lodging and Casinos	3.9

Industrial Equipment	3.8

Drugs	3.5

Food Products	3.4

Total	55.6%

Credit Quality (% of bonds, loans and asset-backed securities)[7]

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.
[7]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,019.60	$5.19	1.02%
Class A	$1,000.00	$1,019.60	$5.19	1.02%
Class B	$1,000.00	$1,016.80	$9.00	1.77%
Class C	$1,000.00	$1,016.80	$9.00	1.77%
Class I	$1,000.00	$1,022.00	$3.92	0.77%
Class R6	$1,000.00	$1,021.10	$3.62	0.71%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.10	$5.19	1.02%
Class A	$1,000.00	$1,020.10	$5.19	1.02%
Class B	$1,000.00	$1,016.30	$9.00	1.77%
Class C	$1,000.00	$1,016.30	$9.00	1.77%
Class I	$1,000.00	$1,021.30	$3.92	0.77%
Class R6	$1,000.00	$1,021.60	$3.62	0.71%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $9,900,884,822)	$9,845,719,809
Receivable for Fund shares sold	23,836,638
Total assets	$9,869,556,447

Liabilities
Payable for Fund shares redeemed	$26,099,738
Distributions payable	8,931,846
Payable to affiliates:
Administration fee	1,248,624
Distribution and service fees	825,677
Trustees’ fees	42
Accrued expenses	1,139,460
Total liabilities	$38,245,387
Net Assets	$9,831,311,060

Sources of Net Assets
Paid-in capital	$10,084,772,715
Accumulated loss	(253,461,655)
Total	$9,831,311,060

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2018

Statement of Assets and Liabilities — continued

Advisers Class Shares	October 31, 2018
Net Assets	$556,125,428
Shares Outstanding	61,450,946
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.05

Class A Shares
Net Assets	$984,812,366
Shares Outstanding	105,206,961
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.36
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.58

Class B Shares
Net Assets	$2,228,353
Shares Outstanding	246,630
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.04

Class C Shares
Net Assets	$585,692,803
Shares Outstanding	64,795,102
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.04

Class I Shares
Net Assets	$7,450,507,154
Shares Outstanding	822,797,811
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.06

Class R6 Shares
Net Assets	$251,944,956
Shares Outstanding	27,801,341
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.06

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income allocated from Portfolio	$427,405,228
Dividends allocated from Portfolio	12,633,414
Expenses allocated from Portfolio	(48,686,647)
Total investment income from Portfolio	$391,351,995

Expenses
Administration fee	$13,373,904
Distribution and service fees
Advisers Class	1,119,127
Class A	2,484,329
Class B	32,269
Class C	5,929,471
Trustees’ fees and expenses	500
Custodian fee	60,000
Transfer and dividend disbursing agent fees	4,865,525
Legal and accounting services	120,585
Printing and postage	540,874
Registration fees	609,719
Miscellaneous	69,051
Total expenses	$29,205,354

Net investment income	$362,146,641

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$56,272,793
Foreign currency transactions	120,936
Forward foreign currency exchange contracts	28,552,689
Net realized gain	$84,946,418
Change in unrealized appreciation (depreciation) —
Investments	$(54,036,032)
Foreign currency	411,135
Forward foreign currency exchange contracts	10,344,621
Net change in unrealized appreciation (depreciation)	$(43,280,276)

Net realized and unrealized gain	$41,666,142

Net increase in net assets from operations	$403,812,783

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$362,146,641	$296,549,020
Net realized gain (loss)	84,946,418	(74,733,228)
Net change in unrealized appreciation (depreciation)	(43,280,276)	187,779,483
Net increase in net assets from operations	$403,812,783	$409,595,275
Distributions to shareholders(1)
Advisers Class	$(17,690,391)	$(12,328,657)
Class A	(38,791,409)	(38,930,730)
Class B	(100,542)	(174,081)
Class C	(18,693,481)	(19,252,077)
Class I	(277,617,848)	(218,304,465)
Class R6	(9,198,443)	(7,596,774)
Total distributions to shareholders	$(362,092,114)	$(296,586,784)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$358,718,277	$129,626,687
Class A	238,233,262	391,351,375
Class B	51,111	110,905
Class C	78,413,569	93,538,977
Class I	2,933,642,725	3,059,365,967
Class R6	127,847,266	364,180,225
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	17,307,071	12,180,059
Class A	34,046,111	34,393,048
Class B	99,653	168,075
Class C	16,071,959	15,850,063
Class I	202,918,383	158,113,646
Class R6	9,197,945	7,509,420
Cost of shares redeemed
Advisers Class	(136,152,191)	(170,776,508)
Class A	(317,481,879)	(487,689,455)
Class B	(1,052,534)	(1,820,171)
Class C	(135,764,259)	(186,851,136)
Class I	(1,840,179,255)	(2,133,896,217)
Class R6	(48,409,594)	(211,037,847)
Net asset value of shares exchanged
Class A	1,513,770	1,359,246
Class B	(1,513,770)	(1,359,246)
Net increase in net assets from Fund share transactions	$1,537,507,620	$1,074,317,113
Other capital —
Portfolio transaction fee contributed to Portfolio	$(4,066,917)	$—
Portfolio transaction fee allocated from Portfolio	4,098,136	—
Net increase in net assets from other capital	$31,219	$—

Net increase in net assets	$1,579,259,508	$1,187,325,604

Net Assets
At beginning of year	$8,252,051,552	$7,064,725,948
At end of year	$9,831,311,060	$8,252,051,552 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated distributions in excess of net investment income of $(6,006,641) at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2018

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$9.010	$8.870	$8.670	$9.010	$9.170

Income (Loss) From Operations
Net investment income(1)	$0.357	$0.323	$0.352	$0.339	$0.314
Net realized and unrealized gain (loss)	0.036	0.140	0.200	(0.339)	(0.154)

Total income from operations	$0.393	$0.463	$0.552	$—	$0.160

Less Distributions
From net investment income	$(0.353)	$(0.323)	$(0.345)	$(0.327)	$(0.320)
Tax return of capital	—	—	(0.007)	(0.013)	—

Total distributions	$(0.353)	$(0.323)	$(0.352)	$(0.340)	$(0.320)

Net asset value — End of year	$9.050	$9.010	$8.870	$8.670	$9.010

Total Return(2)	4.44%	5.30%	6.57%	(0.03)%	1.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$556,125	$314,611	$338,079	$421,431	$562,524
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.02%	1.04%	1.07%	1.03%	0.99%
Net investment income	3.95%	3.60%	4.10%	3.81%	3.44%
Portfolio Turnover of the Portfolio	30%	42%	27%	19%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2018

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$9.310	$9.170	$8.970	$9.310	$9.480

Income (Loss) From Operations
Net investment income(1)	$0.365	$0.334	$0.364	$0.351	$0.324
Net realized and unrealized gain (loss)	0.050	0.141	0.200	(0.339)	(0.163)

Total income from operations	$0.415	$0.475	$0.564	$0.012	$0.161

Less Distributions
From net investment income	$(0.365)	$(0.335)	$(0.357)	$(0.338)	$(0.331)
Tax return of capital	—	—	(0.007)	(0.014)	—

Total distributions	$(0.365)	$(0.335)	$(0.364)	$(0.352)	$(0.331)

Net asset value — End of year	$9.360	$9.310	$9.170	$8.970	$9.310

Total Return(2)	4.42%	5.36%	6.50%	0.10%	1.70%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$984,812	$1,023,559	$1,067,045	$1,323,646	$1,881,548
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.02%	1.04%	1.07%	1.03%	0.99%
Net investment income	3.90%	3.60%	4.11%	3.81%	3.43%
Portfolio Turnover of the Portfolio	30%	42%	27%	19%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2018

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$8.990	$8.860	$8.660	$8.990	$9.150

Income (Loss) From Operations
Net investment income(1)	$0.282	$0.256	$0.288	$0.272	$0.245
Net realized and unrealized gain (loss)	0.053	0.130	0.199	(0.330)	(0.154)

Total income (loss) from operations	$0.335	$0.386	$0.487	$(0.058)	$0.091

Less Distributions
From net investment income	$(0.285)	$(0.256)	$(0.281)	$(0.261)	$(0.251)
Tax return of capital	—	—	(0.006)	(0.011)	—

Total distributions	$(0.285)	$(0.256)	$(0.287)	$(0.272)	$(0.251)

Net asset value — End of year	$9.040	$8.990	$8.860	$8.660	$8.990

Total Return(2)	3.77%	4.40%	5.78%	(0.67)%	0.99%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,228	$4,626	$7,422	$10,544	$16,859
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.77%	1.79%	1.82%	1.78%	1.74%
Net investment income	3.12%	2.86%	3.37%	3.05%	2.69%
Portfolio Turnover of the Portfolio	30%	42%	27%	19%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$8.990	$8.860	$8.660	$9.000	$9.160

Income (Loss) From Operations
Net investment income(1)	$0.285	$0.256	$0.287	$0.272	$0.245
Net realized and unrealized gain (loss)	0.050	0.130	0.200	(0.339)	(0.154)

Total income (loss) from operations	$0.335	$0.386	$0.487	$(0.067)	$0.091

Less Distributions
From net investment income	$(0.285)	$(0.256)	$(0.281)	$(0.262)	$(0.251)
Tax return of capital	—	—	(0.006)	(0.011)	—

Total distributions	$(0.285)	$(0.256)	$(0.287)	$(0.273)	$(0.251)

Net asset value — End of year	$9.040	$8.990	$8.860	$8.660	$9.000

Total Return(2)	3.66%	4.51%	5.78%	(0.67)%	0.88%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$585,693	$624,015	$691,050	$793,845	$956,256
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.77%	1.79%	1.82%	1.78%	1.74%
Net investment income	3.15%	2.85%	3.36%	3.06%	2.69%
Portfolio Turnover of the Portfolio	30%	42%	27%	19%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$9.010	$8.880	$8.680	$9.010	$9.170

Income (Loss) From Operations
Net investment income(1)	$0.377	$0.346	$0.374	$0.362	$0.336
Net realized and unrealized gain (loss)	0.049	0.130	0.199	(0.330)	(0.153)

Total income from operations	$0.426	$0.476	$0.573	$0.032	$0.183

Less Distributions
From net investment income	$(0.376)	$(0.346)	$(0.365)	$(0.348)	$(0.343)
Tax return of capital	—	—	(0.008)	(0.014)	—

Total distributions	$(0.376)	$(0.346)	$(0.373)	$(0.362)	$(0.343)

Net asset value — End of year	$9.060	$9.010	$8.880	$8.680	$9.010

Total Return(2)	4.81%	5.56%	6.72%	0.33%	2.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,450,507	$6,123,148	$4,961,131	$6,153,765	$8,310,640
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.77%	0.79%	0.82%	0.78%	0.74%
Net investment income	4.17%	3.85%	4.36%	4.06%	3.68%
Portfolio Turnover of the Portfolio	30%	42%	27%	19%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2018

Financial Highlights — continued

	Class R6
	Year Ended October 31, 2018	Period Ended October 31, 2017(1)
Net asset value — Beginning of period	$9.020	$8.870

Income (Loss) From Operations
Net investment income	$0.382 (7)	$0.323
Net realized and unrealized gain	0.039	0.150

Total income from operations	$0.421	$0.473

Less Distributions
From net investment income	$(0.381)	$(0.323)

Total distributions	$(0.381)	$(0.323)

Net asset value — End of period	$9.060	$9.020

Total Return(2)	4.75%	5.39	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$251,945	$162,093
Ratios (as a percentage of average daily net assets):(4)
Expenses	0.72%	0.73	%(5)
Net investment income	4.22%	3.87	%(5)
Portfolio Turnover of the Portfolio	30%	42	%(6)

(1)	For the period from the commencement of operations, December 1, 2016, to October 31, 2017.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

(6)	For the Portfolio’s year ended October 31, 2017.
(7)	Computed using average shares outstanding.

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers six classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Eaton Vance Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (85.6% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with

17

Eaton Vance

Floating-Rate Fund

October 31, 2018

Notes to Financial Statements — continued

income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$362,092,114	$296,586,784

During the year ended October 31, 2018, accumulated loss was decreased by $29,343,150 and paid-in capital was decreased by $29,343,150 primarily due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$43,805,025
Deferred capital losses	$(84,117,989)
Net unrealized depreciation	$(204,216,845)
Distributions payable	$(8,931,846)

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $84,117,989 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $84,117,989 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2018, the administration fee amounted to $13,373,904. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual Fund operating expenses (relating to ordinary operating expenses only) exceed 1.04%, 1.04%, 1.79%, 1.79%, 0.79% and 0.74% of the Fund’s average daily net assets for Advisers Class, Class A, Class B, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, EVM reimbursed no operating expenses for the year ended October 31, 2018. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $278,870 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $60,142 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $1,119,127 for Advisers Class shares and $2,484,329 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $24,202 and $4,447,103 for Class B and Class C shares, respectively.

18

Eaton Vance

Floating-Rate Fund

October 31, 2018

Notes to Financial Statements — continued

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $8,067 and $1,482,368 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $13,000 and $33,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,492,144,840 and $350,020,616, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1K of the Portfolio’s Notes to Financial Statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2018	2017

Sales	39,677,018	14,503,812
Issued to shareholders electing to receive payments of distributions in Fund shares	1,912,909	1,355,998
Redemptions	(15,076,255)	(19,031,532)

Net increase (decrease)	26,513,672	(3,171,722)

	Year Ended October 31,
Class A	2018	2017

Sales	25,468,324	42,234,523
Issued to shareholders electing to receive payments of distributions in Fund shares	3,640,468	3,702,357
Redemptions	(33,962,427)	(52,485,401)
Exchange from Class B shares	161,915	146,275

Net decrease	(4,691,720)	(6,402,246)

19

Eaton Vance

Floating-Rate Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2018	2017

Sales	5,688	12,421
Issued to shareholders electing to receive payments of distributions in Fund shares	11,045	18,755
Redemptions	(116,934)	(203,080)
Exchange to Class A shares	(167,735)	(151,577)

Net decrease	(267,936)	(323,481)

	Year Ended October 31,
Class C	2018	2017

Sales	8,675,787	10,448,983
Issued to shareholders electing to receive payments of distributions in Fund shares	1,779,554	1,766,724
Redemptions	(15,043,038)	(20,829,658)

Net decrease	(4,587,697)	(8,613,951)

	Year Ended October 31,
Class I	2018	2017

Sales	324,227,273	340,712,518
Issued to shareholders electing to receive payments of distributions in Fund shares	22,430,780	17,593,449
Redemptions	(203,479,325)	(237,640,269)

Net increase	143,178,728	120,665,698

Class R6	Year Ended October 31, 2018	Period Ended October 31, 2017(1)

Sales	14,156,705	40,586,299
Issued to shareholders electing to receive payments of distributions in Fund shares	1,015,821	833,523
Redemptions	(5,347,447)	(23,443,560)

Net increase	9,825,079	17,976,262

(1)	Class R6 commenced operations on December 1, 2016.

20

Eaton Vance

Floating-Rate Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Floating-Rate Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

22

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments

Senior Floating-Rate Loans — 89.2%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.2%
Accudyne Industries, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 18, 2024		7,043	$7,028,385
IAP Worldwide Services, Inc.
Revolving Loan, 1.46%, (3 mo. USD LIBOR + 5.50%), Maturing July 18, 2019(2)		5,347	5,361,524
Term Loan - Second Lien, 8.89%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2019(3)		7,084	5,722,813
TransDigm, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023		63,700	63,490,203
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024		28,179	28,089,162
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing May 30, 2025		8,217	8,184,600
Wesco Aircraft Hardware Corp.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020		11,700	11,670,750
WP CPP Holdings, LLC
Term Loan, 6.28%, (3 mo. USD LIBOR + 3.75%), Maturing April 30, 2025		7,825	7,860,455
			$137,407,892

Automotive — 1.9%
American Axle and Manufacturing, Inc.
Term Loan, 4.62%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)		38,049	$38,049,375
Apro, LLC
Term Loan, 6.34%, (2 mo. USD LIBOR + 4.00%), Maturing August 8, 2024		2,891	2,905,162
Belron Finance US, LLC
Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing November 7, 2024	EUR	2,750	3,127,768
Term Loan, 4.59%, (3 mo. USD LIBOR + 2.25%), Maturing November 7, 2024		6,129	6,166,992
Chassix, Inc.
Term Loan, 7.91%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)		9,062	9,095,506
CS Intermediate Holdco 2, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 2, 2023		5,176	5,191,920
Dayco Products, LLC
Term Loan, 6.56%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		11,484	11,584,817

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
FCA US, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018		10,000	$10,020,310
Garrett LX III S.a.r.l.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing September 30, 2025	EUR	5,650	6,370,146
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2025		3,350	3,347,906
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.32%, (USD LIBOR + 2.00%), Maturing March 7, 2025(4)		16,217	16,176,457
Horizon Global Corporation
Term Loan, 8.30%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2021		8,335	8,147,886
L&W, Inc.
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025		9,451	9,492,662
Tenneco, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 1, 2025		43,075	43,007,717
TI Group Automotive Systems, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	7,784	8,855,407
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		17,703	17,636,581
Tower Automotive Holdings USA, LLC
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024		15,119	15,124,933
Visteon Corporation
Term Loan, 4.05%, (USD LIBOR + 1.75%), Maturing March 25, 2024(4)		2,500	2,484,375
			$216,785,920

Beverage and Tobacco — 0.2%
Arctic Glacier U.S.A., Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 20, 2024		5,566	$5,586,439
Arterra Wines Canada, Inc.
Term Loan, 5.09%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		4,129	4,145,759
Flavors Holdings, Inc.
Term Loan, 8.14%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		13,668	12,950,523
Term Loan - Second Lien, 12.39%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		3,000	2,625,000
			$25,307,721

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Brokerage/Securities Dealers / Investment Houses — 0.3%
Advisor Group, Inc.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025	7,075	$7,117,011
Aretec Group, Inc.
Term Loan, 6.51%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	14,225	14,318,345
OZ Management L.P.
Term Loan, 7.06%, (1 mo. USD LIBOR + 4.75%), Maturing April 11, 2023	6,040	6,085,300
Resolute Investment Managers, Inc.
Term Loan - Second Lien, 10.03%, (3 mo. USD LIBOR + 7.50%), Maturing April 30, 2023	3,800	3,847,500
		$31,368,156

Building and Development — 2.3%
American Builders & Contractors Supply Co., Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2023	33,623	$33,358,848
Beacon Roofing Supply, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	6,592	6,543,023
Brookfield Property REIT, Inc.
Term Loan, 4.79%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	11,175	11,023,087
Capital Automotive L.P.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing March 24, 2024	4,793	4,794,460
Core & Main L.P.
Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing August 1, 2024	13,632	13,643,656
CPG International, Inc.
Term Loan, 6.25%, (6 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	15,419	15,525,389
DTZ U.S. Borrower, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	69,825	69,905,788
Henry Company, LLC
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	10,189	10,205,887
Pisces Midco, Inc.
Term Loan, Maturing April 12, 2025(5)	9,800	9,777,538
Quikrete Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	38,680	38,593,474

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
RE/MAX International, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		21,424	$21,530,928
Realogy Group, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025		10,822	10,803,902
Summit Materials Companies I, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024		7,543	7,518,251
Werner FinCo L.P.
Term Loan, 6.26%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024		8,371	8,308,361
WireCo WorldGroup, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023		7,869	7,943,188
			$269,475,780

Business Equipment and Services — 8.3%
Acosta Holdco, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021		12,482	$9,309,175
Adtalem Global Education, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		4,539	4,582,119
AlixPartners, LLP
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		34,577	34,653,119
Altran Technologies S.A.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 20, 2025	EUR	16,241	18,477,802
AppLovin Corporation
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		18,700	18,881,166
ASGN Incorporated
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025		5,481	5,497,224
Blitz F18-675 GmbH
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 31, 2025	EUR	16,825	19,243,999
Bracket Intermediate Holding Corp.
Term Loan, 6.57%, (2 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		11,000	11,041,250
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.73%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		5,950	5,983,155

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Camelot UK Holdco Limited
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023	23,043	$23,065,595
Cast and Crew Payroll, LLC
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	9,228	9,243,831
Ceridian HCM Holding, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing April 30, 2025	22,650	22,706,625
Change Healthcare Holdings, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024	82,523	82,529,082
CPM Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing April 11, 2022	3,433	3,441,085
Term Loan, Maturing October 24, 2025(5)	4,050	4,080,375
Crossmark Holdings, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 20, 2019	35,294	14,999,914
Cypress Intermediate Holdings III, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing April 26, 2024	18,976	19,019,188
Duff & Phelps Corporation
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing February 13, 2025	14,004	14,011,695
EAB Global, Inc.
Term Loan, 6.41%, (USD LIBOR + 3.75%), Maturing November 15, 2024(4)	14,527	14,436,206
Education Management, LLC
Revolving Loan, 0.00%, Maturing March 31, 2019(2)(3)(6)	10,413	1,964,928
Term Loan, 0.00%, Maturing July 2, 2020(3)(6)	4,614	870,597
Term Loan, 0.00%, Maturing July 2, 2020(3)(6)	10,387	0
EIG Investors Corp.
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023	52,603	52,849,653
Element Materials Technology Group US Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing June 28, 2024	4,293	4,319,391
Extreme Reach, Inc.
Term Loan, 8.56%, (1 mo. USD LIBOR + 6.25%), Maturing February 7, 2020	8,973	8,984,160
First Data Corporation
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing July 8, 2022	46,485	46,434,249

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Garda World Security Corporation
Term Loan, 5.83%, (CIDOR + 4.25%), Maturing May 24, 2024	CAD	14,292	$10,883,821
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024		20,499	20,591,561
Gartner, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 20, 2022		2,775	2,790,609
Global Payments, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing April 21, 2023		6,329	6,338,510
Term Loan, 4.09%, (1 mo. USD LIBOR + 1.75%), Maturing October 17, 2025		6,000	6,000,000
IG Investment Holdings, LLC
Term Loan, 5.84%, (USD LIBOR + 3.50%), Maturing May 23, 2025(4)		32,625	32,828,463
Information Resources, Inc.
Term Loan, 6.57%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024		15,932	15,958,934
ION Trading Technologies S.a.r.l.
Term Loan, 4.25%, (3 mo. EURIBOR + 3.25%, Floor 1.00%), Maturing November 21, 2024	EUR	4,340	4,872,711
Iron Mountain, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		9,975	9,858,498
J.D. Power and Associates
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023		13,088	13,153,191
KAR Auction Services, Inc.
Term Loan, 4.69%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		14,171	14,184,480
Kronos Incorporated
Term Loan, 5.34%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		67,621	67,807,273
LegalZoom.com, Inc.
Term Loan, 6.54%, (1 mo. USD LIBOR + 4.25%), Maturing November 21, 2024		8,262	8,333,964
Monitronics International, Inc.
Term Loan, 7.89%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022		22,635	22,153,917
PGX Holdings, Inc.
Term Loan, 7.56%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		10,269	10,050,600
Ping Identity Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025		6,259	6,306,257

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Pre-Paid Legal Services, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	5,092	$5,127,133
Prime Security Services Borrower, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022	17,258	17,290,599
Red Ventures, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 8, 2024	12,365	12,416,211
Term Loan, Maturing November 8, 2024(5)	4,617	4,644,645
ServiceMaster Company
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2023	14,580	14,636,759
SMG Holdings, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing January 23, 2025	2,687	2,694,054
Solera, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	27,263	27,275,594
Spin Holdco, Inc.
Term Loan, 5.69%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022	45,390	45,481,162
Tempo Acquisition, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	9,529	9,542,773
Trans Union, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023	10,605	10,602,019
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025	5,212	5,210,541
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.81%, (3 mo. USD LIBOR + 2.50%), Maturing March 17, 2025	22,554	22,554,925
Vestcom Parent Holdings, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023	12,992	13,024,075
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	1,540	1,541,507
West Corporation
Term Loan, 6.03%, (USD LIBOR + 3.50%), Maturing October 10, 2024(4)	3,940	3,901,953
Term Loan, 6.53%, (USD LIBOR + 4.00%), Maturing October 10, 2024(4)	15,936	15,894,461
Worldpay, LLC
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing October 14, 2023	3,537	3,535,288
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing August 9, 2024	20,771	20,763,418

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ZPG PLC
Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing June 30, 2025	EUR	4,975	$5,664,868
Term Loan, 5.47%, (1 mo. GBP LIBOR + 4.75%), Maturing June 30, 2025	GBP	8,675	11,127,197
			$955,667,554

Cable and Satellite Television — 4.1%
Altice France S.A.
Term Loan, 6.28%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		5,000	$4,940,000
Altice US Finance I Corporation
Term Loan, Maturing January 10, 2026(5)		13,075	13,058,656
Charter Communications Operating, LLC
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025		43,938	43,992,748
Cogeco Communications (USA) II L.P.
Term Loan, 4.68%, (1 mo. USD LIBOR + 2.38%), Maturing January 3, 2025		6,165	6,143,745
CSC Holdings, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		34,375	34,245,642
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026		17,345	17,401,729
Numericable Group S.A.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	9,853	11,128,840
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		23,033	22,428,180
Term Loan, 5.97%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		4,588	4,505,248
Radiate Holdco, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		23,609	23,489,512
Telenet Financing USD, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		30,025	29,943,692
Telenet International Finance S.a.r.l.
Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing December 15, 2027	EUR	20,500	23,174,356
Unitymedia Finance, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing September 30, 2025		1,500	1,499,883
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		20,100	20,089,226
Unitymedia Hessen GmbH & Co. KG
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 15, 2027	EUR	18,000	20,512,296

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
UPC Financing Partnership
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		27,535	$27,462,044
Virgin Media Bristol, LLC
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		79,100	79,142,398
Virgin Media Investment Holdings Limited
Term Loan, 3.97%, (1 mo. GBP LIBOR + 3.25%), Maturing January 15, 2027	GBP	14,425	18,430,830
Ziggo Secured Finance B.V.
Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	22,850	25,881,060
Ziggo Secured Finance Partnership
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		48,481	47,583,361
			$475,053,446

Chemicals and Plastics — 4.4%
Alpha 3 B.V.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		15,632	$15,657,927
Aruba Investments, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		3,815	3,822,280
Ashland, Inc.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing May 17, 2024		6,246	6,268,061
Axalta Coating Systems US Holdings, Inc.
Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		42,503	42,452,970
Caldic B.V.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 18, 2024	EUR	500	565,617
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 18, 2024	EUR	1,500	1,696,852
Chemours Company (The)
Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 21, 2025	EUR	6,441	7,350,063
Emerald Performance Materials, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		5,268	5,299,884
Term Loan - Second Lien, 10.05%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022		5,000	5,016,665
Ferro Corporation
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,814	3,818,934

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Ferro Corporation (continued)
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,897	$3,901,955
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		9,186	9,197,073
Flint Group GmbH
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		2,741	2,631,970
Flint Group US, LLC
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		16,579	15,921,258
Gemini HDPE, LLC
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		9,986	10,015,455
H.B. Fuller Company
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		23,856	23,811,572
Ineos US Finance, LLC
Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	33,944	38,390,870
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024		7,568	7,572,542
Invictus U.S., LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		5,572	5,603,343
Kraton Polymers, LLC
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing March 5, 2025	EUR	6,355	7,205,544
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		9,650	9,642,637
MacDermid, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 7, 2020		4,906	4,913,832
Term Loan, 3.50%, (1 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 7, 2023	EUR	2,997	3,410,201
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		27,074	27,073,857
Messer Industries, LLC
Term Loan, Maturing October 1, 2025(5)	EUR	4,275	4,873,099
Term Loan, Maturing October 1, 2025(5)		31,300	31,350,862
Orion Engineered Carbons GmbH
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		7,182	7,213,576
PMHC II, Inc.
Term Loan, 6.15%, (USD LIBOR + 3.50%), Maturing March 31, 2025(4)		4,179	4,096,256

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
PQ Corporation
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		31,560	$31,573,238
Proampac PG Borrower, LLC
Term Loan, 5.84%, (USD LIBOR + 3.50%), Maturing November 18, 2023(4)		8,491	8,516,196
Schenectady International Group, Inc.
Term Loan, 7.19%, (3 mo. USD LIBOR + 4.75%), Maturing October 15, 2025		11,375	11,339,453
Sonneborn Refined Products B.V.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		917	928,212
Sonneborn, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		5,195	5,259,852
Spectrum Holdings III Corp.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		4,823	4,786,847
Starfruit Finco B.V.
Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing October 1, 2025	EUR	5,425	6,204,157
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		35,725	35,708,245
Tata Chemicals North America, Inc.
Term Loan, 5.19%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020		5,654	5,639,489
Trinseo Materials Operating S.C.A.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing September 9, 2024		4,075	4,052,555
Tronox Blocked Borrower, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		12,921	12,912,811
Tronox Finance, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		29,817	29,798,796
Unifrax I, LLC
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing April 4, 2024		8,573	8,600,006
Univar, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		22,626	22,642,129
Venator Materials Corporation
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		4,282	4,284,426
Versum Materials, Inc.
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing September 29, 2023		5,758	5,774,295
			$506,795,862

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Clothing / Textiles — 0.1%
Tumi, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing April 25, 2025		10,249	$10,246,566
			$10,246,566

Conglomerates — 0.1%
Penn Engineering & Manufacturing Corp.
Term Loan, 5.04%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		2,814	$2,823,170
SGB-SMIT Management GmbH
Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing July 18, 2024	EUR	6,713	6,728,580
			$9,551,750

Containers and Glass Products — 2.7%
Anchor Glass Container Corporation
Term Loan, 5.08%, (USD LIBOR + 2.75%), Maturing December 7, 2023(4)		5,576	$4,990,558
Berlin Packaging, LLC
Term Loan, 5.28%, (USD LIBOR + 3.00%), Maturing November 7, 2025(4)		8,783	8,787,554
Berry Global, Inc.
Term Loan, Maturing January 6, 2021(5)		1,000	999,286
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		15,319	15,330,569
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing January 19, 2024		7,388	7,385,195
BWAY Holding Company
Term Loan, 5.66%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		28,062	27,939,585
Consolidated Container Company, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		6,247	6,263,648
Crown Americas, LLC
Term Loan, 2.38%, (1 mo. EURIBOR + 2.38%), Maturing April 3, 2025	EUR	6,658	7,608,049
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing April 3, 2025		6,964	6,988,302
Flex Acquisition Company, Inc.
Term Loan, 5.26%, (1 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		41,582	41,574,381
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		17,531	17,582,709
Libbey Glass, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		10,347	10,334,336

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Pelican Products, Inc.
Term Loan, 5.77%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025		7,057	$7,072,013
Reynolds Group Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		60,040	60,166,657
Ring Container Technologies Group, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024		9,954	9,965,975
SIG Combibloc Holdings S.C.A.
Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing September 5, 2025	EUR	4,500	5,156,816
Trident TPI Holdings, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		19,298	19,177,406
Verallia Packaging S.A.S
Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	31,357	35,590,292
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing August 29, 2025	EUR	16,850	19,167,167
			$312,080,498

Cosmetics / Toiletries — 0.2%
KIK Custom Products, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023		25,180	$25,132,421
			$25,132,421

Drugs — 3.2%
Albany Molecular Research, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024		15,370	$15,394,726
Alkermes, Inc.
Term Loan, 4.54%, (1 mo. USD LIBOR + 2.25%), Maturing March 23, 2023		19,075	19,158,385
Amneal Pharmaceuticals, LLC
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		40,614	40,850,351
Arbor Pharmaceuticals, Inc.
Term Loan, 7.49%, (6 mo. USD LIBOR + 5.00%), Maturing July 5, 2023		29,557	29,631,291
Bausch Health Companies, Inc.
Term Loan, 5.27%, (1 mo. USD LIBOR + 3.00%), Maturing June 1, 2025		72,332	72,508,176
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 6.56%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024		52,115	52,353,740

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)
Horizon Pharma, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2024	15,931	$15,991,204
Jaguar Holding Company II
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022	67,931	67,808,660
Mallinckrodt International Finance S.A.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	24,432	24,179,097
Term Loan, 5.52%, (6 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	9,701	9,650,726
PharMerica Corporation
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing December 6, 2024	11,650	11,707,870
Term Loan - Second Lien, 10.03%, (1 mo. USD LIBOR + 7.75%), Maturing December 7, 2025	4,650	4,655,813
		$363,890,039

Ecological Services and Equipment — 0.8%
Advanced Disposal Services, Inc.
Term Loan, 4.46%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	39,148	$39,196,471
Clean Harbors, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing June 27, 2024	3,135	3,144,458
EnergySolutions, LLC
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	16,758	16,904,633
GFL Environmental, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing May 30, 2025	25,287	24,979,248
Term Loan, 7.00%, (3 mo. USD Prime + 1.75%), Maturing May 30, 2025	3,149	3,110,789
Wastequip, LLC
Term Loan, 5.79%, (1 mo. USD LIBOR + 3.50%), Maturing March 20, 2025	1,493	1,501,363
Wrangler Buyer Corp.
Term Loan, 5.01%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	7,945	7,958,468
		$96,795,430

Electronics / Electrical — 10.5%
Almonde, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	45,404	$45,204,887

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Answers Finance, LLC
Term Loan - Second Lien, 9.00%, (3 mo. USD Prime + 7.90%, Cap 1.10%), Maturing September 15, 2021		4,622	$4,529,110
Applied Systems, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024		29,309	29,410,723
Aptean, Inc.
Term Loan, 6.64%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022		12,682	12,714,086
Term Loan - Second Lien, 11.89%, (3 mo. USD LIBOR + 9.50%), Maturing December 14, 2023		4,335	4,356,675
Avast Software B.V.
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2023		16,787	16,870,885
Barracuda Networks, Inc.
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing February 12, 2025		17,955	17,988,666
Blackhawk Network Holdings, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing June 15, 2025		9,401	9,431,992
BMC Software Finance, Inc.
Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	3,450	3,954,453
Term Loan, 6.65%, (3 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		37,350	37,513,406
Campaign Monitor Finance Pty. Limited
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021		12,999	12,136,903
Celestica, Inc.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2025		4,713	4,686,676
Cohu, Inc.
Term Loan, 5.40%, (3 mo. USD LIBOR + 3.00%), Maturing September 20, 2025		10,525	10,544,734
CommScope, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 29, 2022		4,600	4,617,175
CPI International, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024		11,297	11,311,594
Cypress Semiconductor Corporation
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing July 5, 2021		10,915	10,912,974
DigiCert, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing October 31, 2024		18,823	18,849,152

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Electro Rent Corporation
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024		13,018	$13,164,579
Energizer Holdings, Inc.
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing June 30, 2022		8,276	8,294,048
Term Loan, Maturing June 20, 2025(5)		6,525	6,563,008
Entegris, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2021		2,248	2,256,419
Epicor Software Corporation
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022		16,694	16,740,145
Exact Merger Sub, LLC
Term Loan, 6.64%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		7,004	7,063,352
EXC Holdings III Corp.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024		5,434	5,481,484
Financial & Risk US Holdings, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025		14,225	14,118,313
Flexera Software, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing February 26, 2025		11,302	11,342,342
GlobalLogic Holdings, Inc.
Term Loan, 1.63%, Maturing August 1, 2025(2)		763	768,695
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025		5,338	5,380,867
Go Daddy Operating Company, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024		58,907	59,040,296
GoodRx, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing October 10, 2025		3,525	3,544,828
GTCR Valor Companies, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023		22,302	22,336,982
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing June 20, 2023	EUR	2,970	3,384,996
Hyland Software, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024		34,373	34,565,962
Infoblox, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		17,452	17,604,703

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Infor (US), Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		84,472	$84,286,945
Informatica, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	6,011	6,865,402
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		40,411	40,581,248
Lattice Semiconductor Corporation
Term Loan, 6.53%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021		5,957	5,993,907
MA FinanceCo., LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		40,454	40,190,647
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		5,895	5,850,690
MACOM Technology Solutions Holdings, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		19,414	18,831,132
Marcel LUX IV S.a.r.l.
Term Loan, Maturing September 26, 2025(5)	EUR	2,650	3,019,347
Term Loan, Maturing September 26, 2025(5)		3,250	3,262,188
Microchip Technology Incorporated
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025		27,537	27,461,223
MTS Systems Corporation
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		851	855,149
Prometric Holdings, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025		3,358	3,370,718
Renaissance Holding Corp.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025		14,389	14,340,979
Term Loan - Second Lien, 9.30%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026		2,175	2,170,922
Resideo Funding, Inc.
Term Loan, 4.49%, (3 mo. USD LIBOR + 2.00%), Maturing October 24, 2025		4,650	4,673,250
Rocket Software, Inc.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing October 14, 2023		12,666	12,714,808
Seattle Spinco, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		39,810	39,523,571
SGS Cayman L.P.
Term Loan, 7.76%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		1,129	1,077,278

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
SkillSoft Corporation
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	61,434	$56,857,622
SolarWinds Holdings, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 5, 2024	27,290	27,384,902
Southwire Company
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing May 19, 2025	6,858	6,884,387
Sparta Systems, Inc.
Term Loan, 5.79%, (1 mo. USD LIBOR + 3.50%), Maturing August 21, 2024	3,465	3,287,419
SS&C Technologies Holdings Europe S.a.r.l.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	20,387	20,311,663
SS&C Technologies, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	11,625	11,600,297
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	52,597	52,403,671
SurveyMonkey, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	13,520	13,587,797
Sutherland Global Services, Inc.
Term Loan, 7.76%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	4,849	4,627,933
Switch, Ltd.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	2,814	2,823,755
Tibco Software, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020	24,789	24,834,991
TriTech Software Systems
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	12,050	12,100,212
TTM Technologies, Inc.
Term Loan, 4.76%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	3,424	3,426,393
Uber Technologies
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	49,779	49,887,700
Term Loan, 6.28%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	28,285	28,378,179
Ultra Clean Holdings, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	11,200	11,018,000

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Verifone Systems, Inc.
Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025		11,500	$11,523,000
Veritas Bermuda, Ltd.
Term Loan, 6.82%, (USD LIBOR + 4.50%), Maturing January 27, 2023(4)		22,663	21,683,357
Vero Parent, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing August 16, 2024		18,167	18,236,895
Wall Street Systems Delaware, Inc.
Term Loan, 4.00%, (3 mo. EURIBOR + 3.00%, Floor 1.00%), Maturing November 21, 2024	EUR	6,600	7,556,617
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		8,436	8,394,069
Western Digital Corporation
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023		11,464	11,411,935
			$1,209,975,308

Equipment Leasing — 0.8%
Avolon TLB Borrower 1 (US), LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025		77,318	$77,205,115
Delos Finance S.a.r.l.
Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023		1,000	1,002,679
IBC Capital Limited
Term Loan, 6.09%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023		6,965	6,965,000
United Rentals, Inc.
Term Loan, Maturing October 1, 2025(5)		11,925	11,992,078
			$97,164,872

Financial Intermediaries — 2.8%
Citco Funding, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 31, 2022		33,550	$33,675,966
Clipper Acquisitions Corp.
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		13,200	13,216,645
Ditech Holding Corporation
Term Loan, 8.30%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2022		36,853	34,273,405
Donnelley Financial Solutions, Inc.
Term Loan, 5.22%, (1 week USD LIBOR + 3.00%), Maturing October 2, 2023		3,317	3,325,436

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
EIG Management Company, LLC
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		3,010	$3,030,568
Evergood 4 ApS
Term Loan, Maturing February 6, 2025(5)	EUR	1,362	1,555,988
Term Loan, Maturing February 6, 2025(5)	EUR	7,263	8,298,601
Focus Financial Partners, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024		22,419	22,481,854
Fortress Investment Group, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022		11,208	11,217,745
Franklin Square Holdings L.P.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025		6,525	6,553,469
Freedom Mortgage Corporation
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing February 23, 2022		35,199	35,507,193
Greenhill & Co., Inc.
Term Loan, 6.05%, (USD LIBOR + 3.75%), Maturing October 12, 2022(4)		12,200	12,275,935
GreenSky Holdings, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		15,845	15,924,602
Guggenheim Partners, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023		36,961	37,238,334
Harbourvest Partners, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing March 1, 2025		15,776	15,808,639
Jefferies Finance, LLC
Term Loan, 4.94%, (3 mo. USD LIBOR + 2.50%), Maturing August 2, 2024		1,980	1,987,425
LPL Holdings, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024		16,358	16,409,593
MIP Delaware, LLC
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing March 9, 2020		1,554	1,557,506
Ocwen Financial Corporation
Term Loan, 7.28%, (1 mo. USD LIBOR + 5.00%), Maturing December 5, 2020		2,832	2,847,696
Sesac Holdco II, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 23, 2024		10,428	10,415,292
StepStone Group L.P.
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025		6,940	7,000,851

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Victory Capital Holdings, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing February 12, 2025		3,942	$3,958,028
Virtus Investment Partners, Inc.
Term Loan, 4.91%, (3 mo. USD LIBOR + 2.50%), Maturing June 1, 2024		7,245	7,271,984
Walker & Dunlop, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 11, 2020		11,554	11,626,251
			$317,459,006

Food Products — 3.4%
Alphabet Holding Company, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		36,557	$34,991,993
Badger Buyer Corp.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		5,029	5,026,082
CHG PPC Parent, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025		8,703	8,692,309
Del Monte Foods, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		26,384	23,481,327
Dole Food Company, Inc.
Term Loan, 5.05%, (USD LIBOR + 2.75%), Maturing April 6, 2024(4)		19,843	19,819,821
Froneri International PLC
Term Loan, 2.63%, (3 mo. EURIBOR + 2.63%), Maturing January 22, 2025	EUR	28,850	32,892,859
Term Loan, 3.98%, (1 mo. GBP LIBOR + 3.25%), Maturing January 22, 2025	GBP	12,010	15,450,213
Hearthside Food Solutions, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 23, 2025		10,329	10,170,719
High Liner Foods Incorporated
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021		15,165	14,368,488
HLF Financing S.a.r.l.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025		16,350	16,431,750
Jacobs Douwe Egberts International B.V.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing July 1, 2022	EUR	3,602	4,105,150
Term Loan, 4.63%, (3 mo. USD LIBOR + 2.25%), Maturing July 1, 2022		20,951	20,996,351
Term Loan, Maturing November 1, 2025(5)		9,000	9,019,692

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
JBS USA, LLC
Term Loan, 4.84%, (3 mo. USD LIBOR + 2.50%), Maturing October 30, 2022		104,702	$104,824,990
Mastronardi Produce Limited
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		3,317	3,341,563
Nomad Foods Europe Midco Limited
Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing May 15, 2024	EUR	6,800	7,755,176
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		16,909	16,852,144
Post Holdings, Inc.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		12,176	12,171,595
Refresco Group B.V.
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing March 28, 2025	EUR	13,118	14,864,892
Term Loan, 4.80%, (3 mo. GBP LIBOR + 4.00%), Maturing March 28, 2025	GBP	1,500	1,915,759
Restaurant Technologies, Inc.
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		9,350	9,396,750
Valeo F1 Company Limited (Ireland)
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing August 27, 2024	EUR	6,000	6,778,912
			$393,348,535

Food Service — 1.8%
1011778 B.C. Unlimited Liability Company
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024		84,725	$84,486,890
Aramark Services, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025		9,606	9,624,436
Del Frisco’s Restaurant Group, Inc.
Term Loan, 8.31%, (1 mo. USD LIBOR + 6.00%), Maturing June 27, 2025		7,456	7,307,186
Dhanani Group, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing July 20, 2025		7,307	7,279,287
IRB Holding Corp.
Term Loan, 5.46%, (2 mo. USD LIBOR + 3.25%), Maturing February 5, 2025		27,566	27,576,313
KFC Holding Co.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		20,046	20,073,952

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
NPC International, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		8,984	$9,028,688
Seminole Hard Rock Entertainment, Inc.
Term Loan, 5.15%, (3 mo. USD LIBOR + 2.75%), Maturing May 14, 2020		3,908	3,922,281
TKC Holdings, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2023		10,613	10,631,948
US Foods, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023		12,329	12,325,980
Welbilt, Inc.
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		13,716	13,715,769
			$205,972,730

Food / Drug Retailers — 0.9%
Albertsons, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021		14,664	$14,659,812
Term Loan, 5.38%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022		8,588	8,576,691
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023		51,899	51,663,884
Term Loan, Maturing October 29, 2025(5)		2,650	2,632,113
Diplomat Pharmacy, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024		5,330	5,356,147
Holland & Barrett International
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	4,675	5,151,176
Term Loan, 6.05%, (3 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	11,175	13,641,113
			$101,680,936

Health Care — 8.4%
Acadia Healthcare Company, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022		3,054	$3,065,239
ADMI Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025		22,718	22,806,799
Akorn, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing April 16, 2021		17,825	16,543,981

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Alliance Healthcare Services, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023		11,503	$11,581,580
Term Loan - Second Lien, 12.30%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024		5,575	5,588,938
Argon Medical Devices, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 23, 2025		7,114	7,160,194
Athletico Management, LLC
Term Loan, Maturing October 31, 2025(5)		6,900	6,934,500
Auris Luxembourg III S.a.r.l.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 17, 2022	EUR	2,488	2,824,511
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 17, 2022		2,947	2,946,701
Avantor, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing November 21, 2024		18,262	18,407,530
BioClinica, Inc.
Term Loan, 6.75%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023		10,714	10,178,642
BW NHHC Holdco, Inc.
Term Loan, 7.29%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		11,771	11,564,516
Carestream Dental Equipment, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing September 1, 2024		6,143	6,119,926
CHG Healthcare Services, Inc.
Term Loan, 5.45%, (USD LIBOR + 3.00%), Maturing June 7, 2023(4)		36,550	36,716,462
Community Health Systems, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing January 27, 2021		15,985	15,692,159
Concentra, Inc.
Term Loan, 5.03%, (1 mo. USD LIBOR + 2.75%), Maturing June 1, 2022		10,800	10,840,824
Convatec, Inc.
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023		5,688	5,729,263
CPI Holdco, LLC
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		11,276	11,346,579
CryoLife, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		5,533	5,581,603
CTC AcquiCo GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing March 7, 2025	EUR	11,928	13,528,709

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
DJO Finance, LLC
Term Loan, 5.60%, (USD LIBOR + 3.25%), Maturing June 8, 2020(4)		25,682	$25,660,011
Elsan SAS
Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing October 31, 2022	EUR	8,500	9,733,161
Envision Healthcare Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		57,850	56,769,304
Equian, LLC
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing May 20, 2024		11,313	11,323,871
Gentiva Health Services, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		26,555	26,653,781
GHX Ultimate Parent Corporation
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024		10,424	10,423,611
Greatbatch Ltd.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022		10,600	10,653,672
Grifols Worldwide Operations USA, Inc.
Term Loan, 4.47%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025		42,907	42,989,735
Hanger, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		12,089	12,074,138
HCA, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 13, 2025		4,080	4,103,581
Indivior Finance S.a.r.l.
Term Loan, 7.03%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2022		9,056	9,032,989
Inovalon Holdings, Inc.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025		16,139	16,139,438
IQVIA, Inc.
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024		9,675	9,708,769
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025		12,548	12,585,506
Kinetic Concepts, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024		27,502	27,636,524
KUEHG Corp.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025		38,501	38,744,900
Term Loan - Second Lien, 10.64%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025		4,425	4,491,375

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Medical Solutions, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing June 9, 2024	8,407	$8,431,018
MedPlast Holdings, Inc.
Term Loan, 6.15%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	7,225	7,283,703
MPH Acquisition Holdings, LLC
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	49,976	49,933,374
National Mentor Holdings, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2021	5,306	5,305,900
Navicure, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	8,842	8,878,823
New Millennium Holdco, Inc.
Term Loan, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	3,250	1,787,228
One Call Corporation
Term Loan, 7.53%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	20,649	19,435,476
Ortho-Clinical Diagnostics S.A.
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	51,798	51,684,402
Parexel International Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	36,115	35,685,887
Press Ganey Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 23, 2023	13,121	13,151,112
Prospect Medical Holdings, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	13,358	13,433,013
R1 RCM, Inc.
Term Loan, 7.65%, (3 mo. USD LIBOR + 5.25%), Maturing May 8, 2025	6,758	6,758,063
RadNet, Inc.
Term Loan, 6.22%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2023	15,148	15,223,499
Select Medical Corporation
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	22,262	22,362,305
Sotera Health Holdings, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	13,887	13,912,784
Sound Inpatient Physicians
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 27, 2025	5,636	5,649,965

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Surgery Center Holdings, Inc.
Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing September 2, 2024		18,884	$18,872,447
Syneos Health, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing August 1, 2024		4,105	4,103,744
Team Health Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024		41,470	39,344,593
Tecomet, Inc.
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2024		8,616	8,644,205
U.S. Anesthesia Partners, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024		15,862	15,911,969
Universal Health Services, Inc.
Term Loan, Maturing October 18, 2025(5)		5,600	5,628,000
Universal Hospital Services, Inc.
Term Loan, Maturing October 18, 2025(5)		5,750	5,793,125
Verscend Holding Corp.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		26,200	26,412,875
Wink Holdco, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024		5,260	5,256,962
			$962,767,494

Home Furnishings — 0.6%
Bright Bidco B.V.
Term Loan, 5.86%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)		18,386	$18,052,908
Serta Simmons Bedding, LLC
Term Loan, 5.77%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		56,548	51,416,212
			$69,469,120

Industrial Equipment — 3.9%
AL Alpine AT Bidco GmbH
Term Loan, Maturing September 30, 2025(5)		2,875	$2,882,187
Term Loan, Maturing September 30, 2025(5)	EUR	5,500	6,270,069
Altra Industrial Motion Corp.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		9,425	9,413,219
Apex Tool Group, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022		27,384	27,068,905

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
CFSP Acquisition Corp.
Term Loan, 1.00%, Maturing March 20, 2025(2)		1,031	$1,022,945
Term Loan, 5.29%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025		4,546	4,512,380
Clark Equipment Company
Term Loan, 4.38%, (USD LIBOR + 2.00%), Maturing May 18, 2024(4)		21,386	21,346,022
Delachaux S.A.
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing October 28, 2021	EUR	3,000	3,438,302
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing October 28, 2021		7,407	7,462,972
DexKo Global, Inc.
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	3,001	3,424,725
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	7,502	8,561,813
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		12,144	12,192,468
DXP Enterprises, Inc.
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		5,742	5,785,065
Engineered Machinery Holdings, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		9,512	9,432,526
EWT Holdings III Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		28,309	28,273,246
Filtration Group Corporation
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	4,403	5,022,240
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		21,815	21,933,549
Gardner Denver, Inc.
Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	6,269	7,138,544
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		11,651	11,695,888
Gates Global, LLC
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	9,530	10,826,052
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		38,250	38,359,648
Hamilton Holdco, LLC
Term Loan, 4.40%, (3 mo. USD LIBOR + 2.00%), Maturing July 2, 2025		9,950	9,959,396

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Harsco Corporation
Term Loan, 4.56%, (1 mo. USD LIBOR + 2.25%), Maturing December 6, 2024		3,630	$3,647,412
Hayward Industries, Inc.
Term Loan, 5.79%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		4,950	4,983,259
LTI Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		5,900	5,903,687
Milacron, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		28,781	28,844,334
Minimax GmbH & Co. KG
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing July 31, 2025	EUR	3,475	3,979,535
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2025		5,075	5,106,719
Paladin Brands Holding, Inc.
Term Loan, 7.89%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022		13,783	13,834,355
Pro Mach Group, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing March 7, 2025		2,662	2,653,307
Rexnord, LLC
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing August 21, 2024		23,084	23,148,608
Robertshaw US Holding Corp.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025		22,934	22,704,630
Shape Technologies Group, Inc.
Term Loan, 5.30%, (USD LIBOR + 3.00%), Maturing April 20, 2025(4)		9,900	9,894,000
Tank Holding Corp.
Term Loan, 5.81%, (USD LIBOR + 3.50%), Maturing March 17, 2022(4)		8,365	8,392,337
Terex Corporation
Term Loan, 4.29%, (2 mo. USD LIBOR + 2.00%), Maturing January 31, 2024		2,955	2,951,306
Thermon Industries, Inc.
Term Loan, 6.01%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024		3,654	3,681,481
Titan Acquisition Limited
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		36,417	34,383,730
Wittur GmbH
Term Loan, 5.00%, (3 mo. EURIBOR + 4.00%, Floor 1.00%), Maturing March 31, 2022	EUR	14,300	16,389,238
			$446,520,099

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance — 2.8%
Alliant Holdings I, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		26,870	$26,876,246
AmWINS Group, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		36,969	37,108,065
Asurion, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		28,197	28,275,965
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		33,383	33,466,785
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2024		2,244	2,250,547
Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		28,975	29,789,922
Financiere CEP SAS
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing January 16, 2025	EUR	5,725	6,461,728
FrontDoor, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing August 14, 2025		5,675	5,717,562
Hub International Limited
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		57,506	57,444,286
NFP Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		39,637	39,567,338
Sedgwick Claims Management Services, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2021		12,336	12,348,796
USI, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		37,627	37,457,272
			$316,764,512

Leisure Goods / Activities / Movies — 3.3%
AMC Entertainment Holdings, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023		9,999	$10,015,201
Ancestry.com Operations, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023		47,618	47,796,818
Bombardier Recreational Products, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		43,993	43,947,557
Bright Horizons Family Solutions, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing November 7, 2023		10,466	10,483,615

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022		10,514	$10,401,160
ClubCorp Holdings, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		21,148	20,848,831
Crown Finance US, Inc.
Term Loan, 2.63%, (1 mo. EURIBOR + 2.63%), Maturing February 28, 2025	EUR	9,652	10,978,235
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		25,333	25,260,618
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		33,135	32,828,763
Emerald Expositions Holding, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		18,842	18,841,536
Etraveli Holding AB
Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing August 2, 2024	EUR	8,800	10,054,537
Lindblad Expeditions, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		278	280,827
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		2,154	2,176,412
Live Nation Entertainment, Inc.
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing October 31, 2023		42,417	42,529,245
Match Group, Inc.
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		7,797	7,855,352
Sabre GLBL, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		995	995,964
SeaWorld Parks & Entertainment, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		21,259	21,258,584
SRAM, LLC
Term Loan, 5.10%, (2 mo. USD LIBOR + 2.75%), Maturing March 15, 2024		22,639	22,695,349
Steinway Musical Instruments, Inc.
Term Loan, 6.03%, (1 mo. USD LIBOR + 3.75%), Maturing February 13, 2025		9,826	9,837,907
Travel Leaders Group, LLC
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		11,372	11,506,537

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
UFC Holdings, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023		15,484	$15,591,831
			$376,184,879

Lodging and Casinos — 4.0%
Aristocrat Technologies, Inc.
Term Loan, 4.22%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		14,979	$14,943,821
Azelis Finance S.A.
Term Loan, Maturing July 31, 2025(5)	EUR	4,600	5,272,604
Boyd Gaming Corporation
Term Loan, 4.47%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		12,113	12,148,608
Churchill Downs Incorporated
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2024		3,474	3,486,777
CityCenter Holdings, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		40,326	40,294,100
Eldorado Resorts, LLC
Term Loan, 4.56%, (1 mo. USD LIBOR + 2.25%), Maturing April 17, 2024		11,596	11,625,461
ESH Hospitality, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing August 30, 2023		26,492	26,510,745
Four Seasons Hotels Limited
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		9,137	9,145,821
Global Business Travel Holdings Limited
Term Loan, 4.84%, (3 mo. USD LIBOR + 2.50%), Maturing July 20, 2025		3,000	3,022,500
Golden Nugget, Inc.
Term Loan, 5.23%, (USD LIBOR + 2.75%), Maturing October 4, 2023(4)		45,242	45,393,666
GVC Holdings PLC
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 29, 2024	EUR	16,575	18,869,688
Term Loan, 4.30%, (3 mo. GBP LIBOR + 3.50%), Maturing March 29, 2024	GBP	7,500	9,635,432
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 29, 2024		12,537	12,560,507
Hanjin International Corp.
Term Loan, 4.94%, (3 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		5,650	5,650,000
Hilton Worldwide Finance, LLC
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing October 25, 2023		47,618	47,710,115

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Hospitality Investors Trust
Term Loan, 5.29%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2019		5,100	$5,085,210
Las Vegas Sands, LLC
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 27, 2025		17,085	17,047,045
MGM Growth Properties Operating Partnership L.P.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		29,030	28,975,929
Playa Resorts Holding B.V.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		28,083	27,713,996
Richmond UK Bidco Limited
Term Loan, 4.98%, (1 mo. GBP LIBOR + 4.25%), Maturing March 3, 2024	GBP	2,914	3,629,751
Stars Group Holdings B.V. (The)
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	11,225	12,863,657
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		54,189	54,426,265
VICI Properties 1, LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		25,293	25,265,511
Wyndham Hotels & Resorts, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025		14,900	14,913,037
			$456,190,246

Nonferrous Metals / Minerals — 0.6%
CD&R Hydra Buyer, Inc.
Term Loan, 7.50%, (0.00% Cash, 7.50% PIK), Maturing August 15, 2021(3)(7)		561	$478,401
Dynacast International, LLC
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		14,797	14,833,648
Murray Energy Corporation
Term Loan, 9.78%, (3 mo. USD LIBOR + 7.25%), Maturing October 17, 2022		22,036	20,089,883
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(6)		2,878	221,866
Oxbow Carbon, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing January 4, 2023		7,098	7,125,057
Term Loan - Second Lien, 9.80%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024		8,500	8,691,250

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Rain Carbon GmbH
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 16, 2025	EUR	15,625	$17,794,999
			$69,235,104

Oil and Gas — 1.8%
Ameriforge Group, Inc.
Term Loan, 9.39%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022		21,660	$21,822,267
Apergy Corporation
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		3,926	3,934,383
BCP Raptor, LLC
Term Loan, 6.64%, (2 mo. USD LIBOR + 4.25%), Maturing June 24, 2024		4,707	4,658,400
Centurion Pipeline Company, LLC
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing September 29, 2025		3,225	3,253,219
CITGO Petroleum Corporation
Revolving Loan, 0.51%, Maturing July 23, 2019(2)		12,500	12,418,750
Term Loan, 5.90%, (3 mo. USD LIBOR + 3.50%), Maturing July 29, 2021		15,600	15,612,995
Delek US Holdings, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025		5,303	5,310,004
Fieldwood Energy, LLC
Term Loan, 7.55%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022		25,506	25,728,777
Term Loan - Second Lien, 9.55%, (1 mo. USD LIBOR + 7.25%), Maturing April 11, 2023		2,952	2,826,402
Green Plains Renewable Energy, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023		11,212	11,342,558
McDermott Technology Americas, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing May 10, 2025		14,229	14,128,901
Medallion Midland Acquisition, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 30, 2024		1,925	1,912,156
MEG Energy Corp.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing December 31, 2023		9,748	9,782,133
PSC Industrial Holdings Corp.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024		9,305	9,327,949

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sheridan Investment Partners II L.P.
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	938	$850,796
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	2,514	2,281,289
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	18,071	16,399,503
Sheridan Production Partners I, LLC
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	1,419	1,357,813
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	2,324	2,222,987
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	17,536	16,776,219
Southcross Energy Partners L.P.
Term Loan, 6.64%, (3 mo. USD LIBOR + 4.25%), Maturing August 4, 2021	7,687	6,884,234
Ultra Resources, Inc.
Term Loan, 5.47%, (3 mo. USD LIBOR + 3.00%), Maturing April 12, 2024	15,825	14,865,609
		$203,697,344

Publishing — 1.0%
Ascend Learning, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	13,921	$13,938,122
Getty Images, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	44,096	43,690,504
Harland Clarke Holdings Corp.
Term Loan, 7.14%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	11,901	11,186,515
Lamar Media Corporation
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing March 14, 2025	6,070	6,089,730
LSC Communications, Inc.
Term Loan, 7.80%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	9,636	9,684,180
Merrill Communications, LLC
Term Loan, 7.78%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	3,413	3,446,869
Multi Color Corporation
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2022	3,428	3,427,793
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2024	9,609	9,640,632

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
ProQuest, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 24, 2021	14,126	$14,202,793
Tweddle Group, Inc.
Term Loan, 6.95%, (3 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	2,730	2,648,646
		$117,955,784

Radio and Television — 2.3%
ALM Media Holdings, Inc.
Term Loan, 6.89%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	8,238	$7,537,664
AP NMT Acquisition B.V.
Term Loan, 8.15%, (3 mo. USD LIBOR + 5.75%), Maturing August 13, 2021	3,743	3,750,094
CBS Radio, Inc.
Term Loan, 5.04%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	15,128	15,075,891
Cumulus Media New Holdings, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing May 15, 2022	49,053	48,447,944
E.W. Scripps Company (The)
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 2, 2024	4,133	4,134,110
Entravision Communications Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	12,029	11,898,195
Gray Television, Inc.
Term Loan, 4.52%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	5,810	5,819,696
Hubbard Radio, LLC
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	9,823	9,834,894
iHeartCommunications, Inc.
Term Loan, 0.00%, Maturing January 30, 2019(6)	33,740	24,538,665
Term Loan, 0.00%, Maturing July 30, 2019(6)	5,384	3,906,615
Mission Broadcasting, Inc.
Term Loan, Maturing January 17, 2024(5)	4,341	4,344,249
NEP/NCP Holdco, Inc.
Term Loan, 5.47%, (3 mo. USD LIBOR + 3.25%), Maturing October 20, 2025	3,750	3,770,509
Nexstar Broadcasting, Inc.
Term Loan, Maturing January 17, 2024(5)	27,134	27,156,969
Raycom TV Broadcasting, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing August 23, 2024	12,103	12,125,443

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Sinclair Television Group, Inc.
Term Loan, 4.56%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	14,222	$14,230,576
Univision Communications, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	67,419	64,792,932
		$261,364,446

Retailers (Except Food and Drug) — 2.4%
Ascena Retail Group, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	14,167	$13,781,404
Bass Pro Group, LLC
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	12,573	12,592,639
BJ’s Wholesale Club, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing February 3, 2024	18,496	18,558,616
CDW, LLC
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing August 17, 2023	20,931	20,986,790
Coinamatic Canada, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	270	269,963
David’s Bridal, Inc.
Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	23,569	18,933,388
Evergreen Acqco 1 L.P.
Term Loan, 6.22%, (3 mo. USD LIBOR + 3.75%), Maturing July 9, 2019	23,918	23,289,751
Global Appliance, Inc.
Term Loan, 6.31%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	12,029	11,953,322
Go Wireless, Inc.
Term Loan, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing December 22, 2024	4,720	4,631,115
Harbor Freight Tools USA, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2023	5,846	5,765,038
Hoya Midco, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	14,017	13,973,319
J. Crew Group, Inc.
Term Loan, 5.35%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	26,063	21,350,492
LSF9 Atlantis Holdings, LLC
Term Loan, 8.28%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	12,279	11,849,145

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Neiman Marcus Group Ltd., LLC
Term Loan, 5.53%, (1 mo. USD LIBOR + 3.25%), Maturing October 25, 2020	23,377	$21,326,662
Party City Holdings, Inc.
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing August 19, 2022	7,698	7,736,244
PetSmart, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing March 11, 2022	43,855	37,303,911
PFS Holding Corporation
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	9,980	5,738,356
Pier 1 Imports (U.S.), Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	9,455	7,067,846
Radio Systems Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	4,691	4,702,352
Shutterfly, Inc.
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2024	6,185	6,198,675
Staples, Inc.
Term Loan, 6.34%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	6,774	6,761,112
		$274,770,140

Steel — 0.9%
Aleris International, Inc.
Term Loan, Maturing February 27, 2023(5)	3,000	$3,032,499
Atkore International, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	19,438	19,474,417
GrafTech Finance, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	34,538	34,753,674
Neenah Foundry Company
Term Loan, 8.84%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	8,903	8,858,609
Phoenix Services International, LLC
Term Loan, 6.03%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	9,776	9,867,524
Zekelman Industries, Inc.
Term Loan, 4.62%, (3 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	30,122	30,117,646
		$106,104,369

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Surface Transport — 0.6%
Agro Merchants NAI Holdings, LLC
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024		11,406	$11,484,273
Avis Budget Car Rental, LLC
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing February 13, 2025		5,716	5,705,370
Hertz Corporation (The)
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023		10,401	10,362,434
Kenan Advantage Group, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		1,821	1,821,248
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		6,568	6,569,844
PODS, LLC
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.75%), Maturing December 6, 2024		6,881	6,849,550
Stena International S.a.r.l.
Term Loan, 5.39%, (1 mo. USD LIBOR + 3.00%), Maturing March 3, 2021		25,437	24,801,531
XPO Logistics, Inc.
Term Loan, 4.51%, (3 mo. USD LIBOR + 2.00%), Maturing February 24, 2025		6,775	6,799,464
			$74,393,714

Telecommunications — 4.9%
CenturyLink, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025		73,787	$73,030,401
Ciena Corporation
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing September 26, 2025		13,175	13,212,048
Colorado Buyer, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		16,572	16,561,456
Consolidated Communications, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2023		878	867,192
Digicel International Finance Limited
Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		14,649	14,062,830
eircom Finco S.a.r.l.
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 19, 2024	EUR	34,450	39,310,034
Frontier Communications Corp.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		21,478	20,833,781

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Gamma Infrastructure III B.V.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	16,287	$18,527,822
Global Eagle Entertainment, Inc.
Term Loan, 10.02%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		19,052	19,718,523
Intelsat Jackson Holdings S.A.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing November 27, 2023		35,250	35,298,469
Term Loan, 6.79%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		18,300	19,291,256
IPC Corp.
Term Loan, 7.03%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		11,591	11,184,967
Level 3 Financing, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024		35,850	35,917,219
Lumentum Holdings
Term Loan, Maturing August 7, 2025(5)		7,175	7,210,875
Mitel Networks Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing September 25, 2023		4,724	4,777,420
Onvoy, LLC
Term Loan, 6.89%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		12,830	12,444,736
Plantronics, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		16,250	16,232,223
SBA Senior Finance II, LLC
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing April 11, 2025		33,070	33,042,123
Sprint Communications, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		61,781	61,742,256
Syniverse Holdings, Inc.
Term Loan, 7.28%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		11,343	11,405,387
TDC A/S
Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing May 31, 2025	EUR	43,285	49,410,149
Telesat Canada
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		49,781	49,858,511
Zayo Group, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing January 19, 2024		4,000	4,010,624
			$567,950,302

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities — 1.7%
Brookfield WEC Holdings, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing August 1, 2025	28,625	$28,857,578
Calpine Construction Finance Company L.P.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	2,648	2,647,302
Calpine Corporation
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing December 31, 2019	4,827	4,828,387
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing May 31, 2023	5,255	5,243,305
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	47,252	47,150,112
Dayton Power & Light Company (The)
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing August 24, 2022	5,453	5,473,323
Granite Acquisition, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	1,707	1,716,284
Term Loan, 5.90%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	37,472	37,678,349
Lightstone Generation, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	1,183	1,168,198
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	22,026	21,750,380
Longview Power, LLC
Term Loan, 8.53%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	3,531	3,070,089
Talen Energy Supply, LLC
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023	6,165	6,195,096
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024	11,182	11,216,522
USIC Holdings, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	7,969	8,006,941
Vistra Energy Corp.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025	12,643	12,619,606
Vistra Operations Company, LLC
Term Loan, Maturing December 14, 2023(5)	2,500	2,505,208
		$200,126,680

Total Senior Floating-Rate Loans (identified cost $10,411,896,801)		$10,264,654,655

Corporate Bonds & Notes — 2.4%
Security		Principal Amount* (000’s omitted)	Value

Automotive — 0.1%
Tenneco, Inc.
4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(8)(9)	EUR	6,000	$6,867,443
			$6,867,443

Business Equipment and Services — 0.1%
Travelport Corporate Finance PLC
6.00%, 3/15/26(8)		15,600	$15,678,000
			$15,678,000

Cable and Satellite Television — 0.0%(10)
Virgin Media Secured Finance PLC
5.25%, 1/15/26(8)		3,635	$3,403,269
			$3,403,269

Chemicals and Plastics — 0.2%
Hexion, Inc.
6.625%, 4/15/20		16,525	$14,665,937
PQ Corp.
6.75%, 11/15/22(8)		4,000	4,135,000
			$18,800,937

Containers and Glass Products — 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20		23,743	$23,772,818
5.936%, (3 mo. USD LIBOR + 3.50%), 7/15/21(8)(9)		9,925	10,049,062
			$33,821,880

Drugs — 0.4%
Bausch Health Companies, Inc.
6.50%, 3/15/22(8)		11,092	$11,507,950
7.00%, 3/15/24(8)		14,419	15,135,480
5.50%, 11/1/25(8)		19,675	19,355,281
			$45,998,711

Entertainment — 0.1%
Vue International Bidco PLC
4.932%, (3 mo. EURIBOR + 5.25%), 7/15/20(8)(9)	EUR	8,625	$9,791,090
			$9,791,090

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Products — 0.0%(10)
Iceland Bondco PLC
5.063%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(8)(9)	GBP	1,428	$1,825,413
			$1,825,413

Health Care — 0.7%
Avantor, Inc.
6.00%, 10/1/24(8)		13,105	$13,105,000
CHS/Community Health Systems, Inc.
5.125%, 8/1/21		7,500	7,143,750
6.25%, 3/31/23		16,650	15,375,442
HCA, Inc.
4.75%, 5/1/23		9,766	9,888,075
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(8)		10,550	11,196,188
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	12,831,875
4.375%, 10/1/21		9,700	9,639,375
			$79,179,705

Leisure Goods / Activities / Movies — 0.0%(10)
National CineMedia, LLC
6.00%, 4/15/22		5,250	$5,328,750
			$5,328,750

Oil and Gas — 0.1%
CITGO Petroleum Corp.
6.25%, 8/15/22(8)		11,500	$11,385,000
			$11,385,000

Radio and Television — 0.1%
iHeartCommunications, Inc.
9.00%, 12/15/19(6)		8,994	$6,520,650
Univision Communications, Inc.
6.75%, 9/15/22(8)		2,629	2,688,153
5.125%, 2/15/25(8)		5,500	5,040,750
			$14,249,553

Retailers (Except Food and Drug) — 0.1%
Fresh Market, Inc. (The)
9.75%, 5/1/23(8)		12,550	$9,224,250
			$9,224,250

Security		Principal Amount* (000’s omitted)	Value

Telecommunications — 0.1%
Wind Tre SpA
2.75%, (3 mo. EURIBOR + 2.75%), 1/20/24(8)(9)	EUR	6,675	$7,016,467
			$7,016,467

Utilities — 0.1%
Calpine Corp.
6.00%, 1/15/22(8)		3,000	$3,026,250
5.875%, 1/15/24(8)		5,000	5,012,500
5.25%, 6/1/26 (8)		10,925	10,078,312
			$18,117,062

Total Corporate Bonds & Notes (identified cost $291,386,078)			$280,687,530

Asset-Backed Securities — 2.1%
Security		Principal Amount (000’s omitted)	Value
Alinea CLO, Ltd.
Series 2018-1A, Class D, 5.407%, (3 mo. USD LIBOR + 3.10%), 7/20/31(8)(9)		$2,500	$2,491,165
Series 2018-1A, Class E, 8.307%, (3 mo. USD LIBOR + 6.00%), 7/20/31(8)(9)		3,000	3,005,393
AMMC CLO XII, Ltd.
Series 2013-12A, Class ER, 8.521%, (3 mo. USD LIBOR + 6.18%), 11/10/30(8)(9)		3,525	3,539,463
Apidos CLO XX
Series 2015-20A, Class DR, 8.136%, (3 mo. USD LIBOR + 5.70%), 7/16/31(8)(9)		2,375	2,380,821
Ares XLIX CLO, Ltd.
Series 2018-49A, Class D, 5.343%, (3 mo. USD LIBOR + 3.00%), 7/22/30(8)(9)		2,500	2,508,792
Series 2018-49A, Class E, 8.043%, (3 mo. USD LIBOR + 5.70%), 7/22/30(8)(9)		3,500	3,481,208
Ares XXXIIR CLO, Ltd.
Series 2014-32RA, Class C, 5.214%, (3 mo. USD LIBOR + 2.90%), 5/15/30(8)(9)		5,000	4,982,965
Ares XXXVR CLO, Ltd.
Series 2015-35RA, Class E, 8.039%, (3 mo. USD LIBOR + 5.70%), 7/15/30(8)(9)		4,000	4,015,292
Babson CLO, Ltd.
Series 2015-IA, Class DR, 5.069%, (3 mo. USD LIBOR + 2.60%), 1/20/31(8)(9)		2,500	2,473,390
Series 2016-1A, Class DR, 5.527%, (3 mo. USD LIBOR + 3.05%), 7/23/30(8)(9)		1,250	1,252,523

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Babson CLO, Ltd. (continued)
Series 2016-1A, Class ER, 8.477%, (3 mo. USD LIBOR + 6.00%), 7/23/30(8)(9)	$3,500	$3,513,603
Series 2018-1A, Class C, 5.036%, (3 mo. USD LIBOR + 2.60%), 4/15/31(8)(9)	3,500	3,475,146
Bain Capital Credit CLO, Ltd.
Series 2018-1A, Class D, 5.177%, (3 mo. USD LIBOR + 2.70%), 4/23/31(8)(9)	5,000	4,964,795
Series 2018-1A, Class E, 7.827%, (3 mo. USD LIBOR + 5.35%), 4/23/31(8)(9)	3,000	2,926,734
Benefit Street Partners CLO, Ltd.
Series 2015-8A, Class DR, 8.069%, (3 mo. USD LIBOR + 5.60%), 1/20/31(8)(9)	5,401	5,339,942
Series 2018-14A, Class D, 5.069%, (3 mo. USD LIBOR + 2.60%), 4/20/31(8)(9)	1,500	1,489,350
Series 2018-5BA, Class C, 5.399%, (3 mo. USD LIBOR + 2.93%), 4/20/31(8)(9)	5,000	4,965,010
Series 2018-5BA, Class D, 8.419%, (3 mo. USD LIBOR + 5.95%), 4/20/31(8)(9)	3,500	3,449,348
Betony CLO 2, Ltd.
Series 2018-1A, Class C, 5.009%, (3 mo. USD LIBOR + 2.90%), 4/30/31(8)(9)	2,500	2,482,885
Series 2018-1A, Class D, 7.759%, (3 mo. USD LIBOR + 5.65%), 4/30/31(8)(9)	4,450	4,472,530
BlueMountain CLO, Ltd.
Series 2018-1A, Class D, 5.389%, (3 mo. USD LIBOR + 3.05%), 7/30/30(8)(9)	2,500	2,505,137
Series 2018-1A, Class E, 8.289%, (3 mo. USD LIBOR + 5.95%), 7/30/30(8)(9)	2,000	1,987,212
Canyon Capital CLO, Ltd.
Series 2012-1RA, Class E, 8.136%, (3 mo. USD LIBOR + 5.70%), 7/15/30(8)(9)	4,875	4,855,310
Series 2016-1A, Class ER, 8.186%, (3 mo. USD LIBOR + 5.75%), 7/15/31(8)(9)	4,000	3,954,308
Series 2016-2A, Class ER, 8.436%, (3 mo. USD LIBOR + 6.00%), 10/15/31(8)(9)	4,500	4,477,113
Series 2017-1A, Class E, 8.686%, (3 mo. USD LIBOR + 6.25%), 7/15/30(8)(9)	3,250	3,257,429
Series 2018-1A, Class D, 5.336%, (3 mo. USD LIBOR + 2.90%), 7/15/31(8)(9)	3,000	2,979,024
Series 2018-1A, Class E, 8.186%, (3 mo. USD LIBOR + 5.75%), 7/15/31(8)(9)	2,750	2,718,169
Carlyle CLO, Ltd.
Series C17A, Class CR, 5.32%, (3 mo. USD LIBOR + 2.80%), 4/30/31(8)(9)	5,000	4,983,250
Series C17A, Class DR, 8.52%, (3 mo. USD LIBOR + 6.00%), 4/30/31(8)(9)	3,500	3,526,911
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-3RA, Class C, 5.038%, (3 mo. USD LIBOR + 2.95%), 7/27/31(8)(9)	1,000	1,002,304

Security	Principal Amount (000’s omitted)	Value
Carlyle Global Market Strategies CLO, Ltd. (continued)
Series 2014-3RA, Class D, 7.488%, (3 mo. USD LIBOR + 5.40%), 7/27/31(8)(9)	$2,150	$2,138,665
Series 2014-4RA, Class C, 5.336%, (3 mo. USD LIBOR + 2.90%), 7/15/30(8)(9)	2,000	1,996,568
Series 2014-4RA, Class D, 8.086%, (3 mo. USD LIBOR + 5.65%), 7/15/30(8)(9)	3,500	3,498,411
Dryden CLO, Ltd.
Series 2018-55A, Class D, 5.286%, (3 mo. USD LIBOR + 2.85%), 4/15/31(8)(9)	1,500	1,489,409
Series 2018-55A, Class E, 7.836%, (3 mo. USD LIBOR + 5.40%), 4/15/31(8)(9)	2,000	1,996,480
Dryden Senior Loan Fund
Series 2015-40A, Class DR, 5.414%, (3 mo. USD LIBOR + 3.10%), 8/15/31(8)(9)	3,000	3,004,659
Series 2015-41A, Class DR, 5.036%, (3 mo. USD LIBOR + 2.60%), 4/15/31(8)(9)	5,000	4,943,380
Series 2015-41A, Class ER, 7.736%, (3 mo. USD LIBOR + 5.30%), 4/15/31(8)(9)	1,268	1,256,805
Series 2016-42A, Class DR, 5.366%, (3 mo. USD LIBOR + 2.93%), 7/15/30(8)(9)	2,500	2,496,550
Series 2016-42A, Class ER, 7.986%, (3 mo. USD LIBOR + 5.55%), 7/15/30(8)(9)	3,500	3,513,416
Galaxy XV CLO, Ltd.
Series 2013-15A, Class ER, 9.081%, (3 mo. USD LIBOR + 6.65%), 10/15/30(8)(9)	2,500	2,529,587
Galaxy XXV CLO, Ltd.
Series 2018-25A, Class D, 5.692%, (3 mo. USD LIBOR + 3.10%), 10/25/31(8)(9)	2,500	2,505,346
Series 2018-25A, Class E, 8.542%, (3 mo. USD LIBOR + 5.95%), 10/25/31(8)(9)	3,500	3,514,194
Golub Capital Partners CLO, Ltd.
Series 2015-22A, Class ER, 8.469%, (3 mo. USD LIBOR + 6.00%), 1/20/31(8)(9)	2,500	2,508,467
Series 2018-37A, Class D, 5.486%, (3 mo. USD LIBOR + 3.30%), 7/20/30(8)(9)	4,000	4,008,542
Series 2018-37A, Class E, 7.936%, (3 mo. USD LIBOR + 5.75%), 7/20/30(8)(9)	4,750	4,727,357
ICG US CLO, Ltd.
Series 2018-2A, Class D, 5.418%, (3 mo. USD LIBOR + 3.10%), 7/22/31(8)(9)	2,000	2,003,644
Series 2018-2A, Class E, 8.068%, (3 mo. USD LIBOR + 5.75%), 7/22/31(8)(9)	3,000	2,983,791
Madison Park Funding XXV, Ltd.
Series 2017-25A, Class D, 8.59%, (3 mo. USD LIBOR + 6.10%), 4/25/29(8)(9)	1,500	1,509,564
Neuberger Berman CLO XXII, Ltd.
Series 2016-22A, Class DR, 5.549%, (3 mo. USD LIBOR + 3.10%), 10/17/30(8)(9)	2,500	2,505,678

45	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Neuberger Berman CLO XXII, Ltd. (continued)
Series 2016-22A, Class ER, 8.509%, (3 mo. USD LIBOR + 6.06%), 10/17/30(8)(9)	$3,000	$2,992,377
Neuberger Berman Loan Advisers CLO, Ltd.
Series 2018-28A, Class E, 8.069%, (3 mo. USD LIBOR + 5.60%), 4/20/30(8)(9)	1,950	1,956,542
Oak Hill Credit Partners VII, Ltd.
Series 2012-7A, Class ER, 9.822%, (3 mo. USD LIBOR + 7.50%), 11/20/27(8)(9)	900	900,872
Palmer Square CLO, Ltd.
Series 2013-2A, Class CRR, 5.649%, (3 mo. USD LIBOR + 3.20%), 10/17/31(8)(9)	2,500	2,505,668
Series 2013-2A, Class DRR, 8.299%, (3 mo. USD LIBOR + 5.85%), 10/17/31(8)(9)	3,000	3,014,169
Series 2018-1A, Class C, 4.945%, (3 mo. USD LIBOR + 2.50%), 4/18/31(8)(9)	3,000	2,978,742
Series 2018-1A, Class D, 7.595%, (3 mo. USD LIBOR + 5.15%), 4/18/31(8)(9)	2,000	1,950,116
Series 2018-2A, Class D, 7.862%, (3 mo. USD LIBOR + 5.60%), 7/16/31(8)(9)	2,000	1,989,166
Regatta XIII Funding, Ltd.
Series 2018-2A, Class C, 5.433%, (3 mo. USD LIBOR + 3.10%), 7/15/31(8)(9)	2,500	2,504,498
Series 2018-2A, Class D, 8.283%, (3 mo. USD LIBOR + 5.95%), 7/15/31(8)(9)	5,000	4,924,475
Regatta XIV Funding, Ltd.
Series 2018-3A, Class D, 5.412%, (3 mo. USD LIBOR + 3.20%), 10/25/31(8)(9)	2,500	2,505,522
Series 2018-3A, Class E, 8.162%, (3 mo. USD LIBOR + 5.95%), 10/25/31(8)(9)	4,500	4,476,429
Regatta XV Funding, Ltd.
Series 2018-4A, Class D, 8.898%, (3 mo. USD LIBOR + 6.50%), 10/25/31(8)(9)	3,875	3,856,175
Upland CLO, Ltd.
Series 2016-1A, Class CR, 5.369%, (3 mo. USD LIBOR + 2.90%), 4/20/31(8)(9)	4,500	4,484,601
Series 2016-1A, Class DR, 8.369%, (3 mo. USD LIBOR + 5.90%), 4/20/31(8)(9)	4,625	4,617,591
Vibrant CLO 1X, Ltd.
Series 2018-9A, Class C, 5.442%, (3 mo. USD LIBOR + 3.20%), 7/20/31(8)(9)	2,500	2,504,609
Series 2018-9A, Class D, 8.492%, (3 mo. USD LIBOR + 6.25%), 7/20/31(8)(9)	3,500	3,482,335
Vibrant CLO X, Ltd.
Series 2018-10A, Class C, 5.688%, (3 mo. USD LIBOR + 3.25%), 10/20/31(8)(9)	5,000	5,010,735
Series 2018-10A, Class D, 8.628%, (3 mo. USD LIBOR + 6.19%), 10/20/31(8)(9)	5,000	4,971,315

Security	Principal Amount (000’s omitted)	Value
Voya CLO, Ltd.
Series 2016-3A, Class CR, 5.721%, (3 mo. USD LIBOR + 3.25%), 10/18/31(8)(9)	$2,000	$2,000,000
Series 2016-3A, Class DR, 8.551%, (3 mo. USD LIBOR + 6.08%), 10/18/31(8)(9)	3,375	3,349,688
Series 2018-1A, Class C, 4.943%, (3 mo. USD LIBOR + 2.60%), 4/19/31(8)(9)	5,000	4,929,395
Series 2018-2A, Class E, 7.624%, (3 mo. USD LIBOR + 5.25%), 7/15/31(8)(9)	2,500	2,468,975
Webster Park CLO, Ltd.
Series 2015-1A, Class CR, 5.369%, (3 mo. USD LIBOR + 2.90%), 7/20/30(8)(9)	2,000	2,003,068
Series 2015-1A, Class DR, 7.969%, (3 mo. USD LIBOR + 5.50%), 7/20/30(8)(9)	2,500	2,509,733
Wind River CLO, Ltd.
Series 2013-1A, Class DR, 8.769%, (3 mo. USD LIBOR + 6.30%), 7/20/30(8)(9)	3,000	2,976,594

Total Asset-Backed Securities (identified cost $240,396,466)		$240,450,425

Common Stocks — 1.2%
Security	Shares	Value

Aerospace and Defense — 0.2%
IAP Global Services, LLC(3)(11)(12)(13)	950	$11,146,150
IAP Global Services, LLC(3)(11)(12)(13)	1,627	14,316,933
		$25,463,083

Automotive — 0.0%(10)
Dayco Products, LLC(11)(12)	88,506	$3,186,216
		$3,186,216

Business Equipment and Services — 0.0%
Education Management Corp.(3)(11)(12)	65,471,595	$0
		$0

Electronics/Electrical — 0.1%
Answers Corp.(3)(11)(12)	906,100	$6,605,469
		$6,605,469

Health Care — 0.0%(10)
New Millennium Holdco, Inc.(11)(12)	421,318	$37,918
		$37,918

46	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Nonferrous Metals/Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(11)(12)	304,664	$0
		$0

Oil and Gas — 0.5%
AFG Holdings, Inc.(3)(11)(12)	498,342	$33,887,256
Fieldwood Energy, Inc.(11)(12)	51,241	2,536,430
Fieldwood Energy, Inc.(11)(12)	221,919	10,984,990
Paragon Offshore Finance Company, Class A(11)(12)	42,177	40,861
Paragon Offshore Finance Company, Class B(11)(12)	21,089	838,288
Samson Resources II, LLC, Class A(11)(12)	435,055	10,278,174
Southcross Holdings Group, LLC(3)(11)(12)	1,281	0
Southcross Holdings L.P., Class A(11)(12)	1,281	752,588
		$59,318,587

Publishing — 0.3%
ION Media Networks, Inc.(3)(11)(12)	28,605	$27,460,514
Tweddle Group, Inc.(3)(11)(12)	19,500	1,097,265
		$28,557,779

Radio and Television — 0.1%
Cumulus Media, Inc., Class A(11)(12)	551,505	$8,029,913
Cumulus Media, Inc., Class B(11)(12)	93,069	1,524,005
		$9,553,918

Total Common Stocks (identified cost $57,881,840)		$132,722,970

Convertible Preferred Stocks — 0.0%
Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1(3)(11)(12)	72,851	$0

Total Convertible Preferred Stocks (identified cost $5,141,580)		$0

Exchange-Traded Funds — 0.5%
Security	Shares	Value
SPDR Blackstone/GSO Senior Loan ETF	1,100,000	$51,722,000

Total Exchange-Traded Funds (identified cost $52,107,000)		$51,722,000

Short-Term Investments — 6.9%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(14)	792,403,522	$792,324,282

Total Short-Term Investments (identified cost $792,404,815)		$792,324,282

Total Investments — 102.3% (identified cost $11,851,214,580)		$11,762,561,862

Less Unfunded Loan Commitments — (0.2)%		$(23,119,312)

Net Investments — 102.1% (identified cost $11,828,095,268)		$11,739,442,550

Other Assets, Less Liabilities — (2.1)%		$(237,053,535)

Net Assets — 100.0%		$11,502,389,015

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)

The stated interest rate represents the weighted average interest rate at October 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Fixed-rate loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

aggregate value of these securities is $415,971,283 or 3.6% of the Portfolio’s net assets.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(10)	Amount is less than 0.05%.

(11)	Non-income producing security.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(13)	Affiliated company (see Note 9).

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	11,120,148	CAD	14,400,647	HSBC Bank USA, N.A.	11/30/18	$175,877	$—
USD	2,907,113	EUR	2,515,625	HSBC Bank USA, N.A.	11/30/18	51,633	—
USD	2,307,763	EUR	2,000,000	HSBC Bank USA, N.A.	11/30/18	37,568	—
USD	10,466,922	EUR	9,050,000	JPMorgan Chase Bank, N.A.	11/30/18	194,291	—
USD	2,864,093	EUR	2,481,116	JPMorgan Chase Bank, N.A.	11/30/18	47,784	—
USD	182,408,737	EUR	154,726,601	State Street Bank and Trust Company	11/30/18	6,778,972	—
USD	10,281,791	EUR	8,812,500	State Street Bank and Trust Company	11/30/18	278,744	—
USD	4,064,813	EUR	3,475,000	State Street Bank and Trust Company	11/30/18	120,350	—
USD	3,482,010	EUR	2,991,750	State Street Bank and Trust Company	11/30/18	86,083	—
USD	2,839,751	EUR	2,487,727	State Street Bank and Trust Company	11/30/18	15,939	—
USD	4,572,295	EUR	4,029,486	State Street Bank and Trust Company	11/30/18	—	(1,564)
USD	253,320,610	EUR	215,735,220	Goldman Sachs International	12/6/18	8,299,733	—
USD	5,676,331	EUR	4,891,556	HSBC Bank USA, N.A.	12/6/18	120,756	—
USD	6,573,835	EUR	5,650,000	State Street Bank and Trust Company	12/6/18	156,858	—
USD	5,226,664	EUR	4,500,000	State Street Bank and Trust Company	12/6/18	115,797	—
USD	1,955,042	GBP	1,499,665	Citibank, N.A.	12/31/18	32,010	—
USD	215,299,362	EUR	187,400,000	Goldman Sachs International	1/31/19	1,270,453	—
USD	74,273,239	GBP	57,720,231	State Street Bank and Trust Company	1/31/19	142,695	—

						$17,925,543	$(1,564)

Abbreviations:

CIDOR	–	Canada Three Month Interbank Rate
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

48	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investments —
Unaffiliated investments, at value (identified cost, $11,033,345,045)	$10,921,655,185
Affiliated investment fund, at value (identified cost, $792,404,815)	792,324,282
Affiliated companies, at value (identified cost, $2,345,408)	25,463,083
Total Investments, at value (identified cost, $11,828,095,268)	$11,739,442,550
Cash	31,521,846
Deposits for derivatives collateral — forward foreign currency exchange contracts	15,081,086
Foreign currency, at value (identified cost, $22,086,014)	22,079,260
Interest receivable	30,629,718
Dividends receivable from affiliated investment fund	1,567,644
Receivable for investments sold	25,868,463
Receivable for open forward foreign currency exchange contracts	17,925,543
Prepaid expenses	1,002,074
Total assets	$11,885,118,184

Liabilities
Cash collateral due to brokers	$15,081,086
Payable for investments purchased	361,663,562
Payable for open forward foreign currency exchange contracts	1,564
Payable to affiliates:
Investment adviser fee	4,679,124
Trustees’ fees	8,458
Accrued expenses	1,295,375
Total liabilities	$382,729,169
Commitments and contingencies (Note 11)
Net Assets applicable to investors’ interest in Portfolio	$11,502,389,015

49	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income	$502,159,387
Dividends	1,232,000
Dividends from affiliated investment fund	13,588,718
Total investment income	$516,980,105

Expenses
Investment adviser fee	$50,843,513
Trustees’ fees and expenses	101,500
Custodian fee	2,043,358
Legal and accounting services	1,361,837
Interest expense and fees	2,537,609
Miscellaneous	324,051
Total expenses	$57,211,868

Net investment income	$459,768,237

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$66,257,804
Investment transactions — affiliated investment fund	(57,554)
Foreign currency transactions	128,120
Forward foreign currency exchange contracts	33,191,789
Net realized gain	$99,520,159
Change in unrealized appreciation (depreciation) —
Investments	$(63,144,625	)(1)
Investments — affiliated investment fund	(43,748)
Foreign currency	473,817
Forward foreign currency exchange contracts	12,200,578
Net change in unrealized appreciation (depreciation)	$(50,513,978)

Net realized and unrealized gain	$49,006,181

Net increase in net assets from operations	$508,774,418

(1)	Includes net change in unrealized appreciation (depreciation) from affiliated companies of $(1,218,309) (see Note 9).

50	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$459,768,237	$382,779,648
Net realized gain (loss)	99,520,159	(88,514,652)
Net change in unrealized appreciation (depreciation)	(50,513,978)	220,389,016
Net increase in net assets from operations	$508,774,418	$514,654,012
Capital transactions —
Contributions	$1,754,720,809	$1,996,903,668
Withdrawals	(561,884,656)	(921,329,117)
Portfolio transaction fee	4,812,064	—
Net increase in net assets from capital transactions	$1,197,648,217	$1,075,574,551

Net increase in net assets	$1,706,422,635	$1,590,228,563

Net Assets
At beginning of year	$9,795,966,380	$8,205,737,817
At end of year	$11,502,389,015	$9,795,966,380

51	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.54%	0.56%	0.58%	0.55%	0.52%
Net investment income	4.38%	4.07%	4.58%	4.27%	3.89%
Portfolio Turnover	30%	42%	27%	19%	34%

Total Return	5.05%	5.69%	7.10%	0.56%	2.23%

Net assets, end of year (000’s omitted)	$11,502,389	$9,795,966	$8,205,738	$9,936,014	$13,901,215

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

52	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Floating-Rate NextShares held an interest of 85.6%, 14.4%, and less than 0.05%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

53

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin

54

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.490% from $2 billion up to $5 billion, 0.460% from $5 billion up to $10 billion, 0.435% from $10 billion up to $15 billion, 0.415% from $15 billion up to $20 billion, 0.400% from $20 billion up to $25 billion and 0.390% of average daily net assets of $25 billion or more, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $50,843,513 or 0.48% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $4,475,889,958 and $2,975,076,273, respectively, for the year ended October 31, 2018.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$11,829,235,765

Gross unrealized appreciation	$136,225,270
Gross unrealized depreciation	(226,018,485)

Net unrealized depreciation	$(89,793,215)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

55

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit related contingent features in a net liability position was $1,564. At October 31, 2018, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2018.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative
Forward foreign currency exchange contracts	$17,925,543	(1)	$(1,564	)(2)

Total Derivatives subject to master netting or similar agreements	$17,925,543		$(1,564)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Citibank N.A.	$32,010	$—	$—	$—	$32,010
Goldman Sachs International	9,570,186	—	—	(9,570,186)	—
HSBC Bank USA, N.A.	385,834	—	(385,834)	—	—
JPMorgan Chase Bank, N.A.	242,075	—	—	(220,039)	22,036
State Street Bank and Trust Company	7,695,438	(1,564)	(7,693,874)	—	—

	$17,925,543	$(1,564)	$(8,079,708)	$(9,790,225)	$54,046

56

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

State Street Bank and Trust Company	$(1,564)	$1,564	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$33,191,789	$12,200,578

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2018, which is indicative of the volume of this derivative type, was approximately $626,707,000.

6  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $875 million unsecured line of credit agreement with a group of banks, which is in effect through March 11, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above a prime rate, the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,273,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2018 is $453,953 and is included in prepaid expenses on the Statement of Assets and Liabilities. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

57

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

9 Investments in Affiliated Companies

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2018, the value of the Portfolio’s investment in affiliated companies was $25,463,083, which represents 0.22% of the Portfolio’s net assets. Transactions in affiliated companies by the Portfolio for the year ended October 31, 2018 were as follows:

Name of affiliated company	Shares, Beginning of Year	Gross Additions	Gross Reductions	Shares, End of Year	Value, End of Year	Dividend Income	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

Common Stock*
IAP Global Services, LLC(1)(2)(3)	2,577	—	—	2,577	$25,463,083	$—	$—	$(1,218,309)

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(2)	Non-income producing security.

(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$10,210,926,246	$30,609,097	$10,241,535,343
Corporate Bonds & Notes	—	280,687,530	—	280,687,530
Asset-Backed Securities	—	240,450,425	—	240,450,425
Common Stocks	8,029,913	30,179,470	94,513,587	132,722,970
Convertible Preferred Stocks	—	—	0	0
Exchange-Traded Funds	51,722,000	—	—	51,722,000
Short-Term Investments	—	792,324,282	—	792,324,282

Total Investments	$59,751,913	$11,554,567,953	$125,122,684	$11,739,442,550

Forward Foreign Currency Exchange Contracts	$—	$17,925,543	$—	$17,925,543

Total	$59,751,913	$11,572,493,496	$125,122,684	$11,757,368,093

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,564)	$—	$(1,564)

Total	$—	$(1,564)	$—	$(1,564)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

58

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

11  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $10,668,000 (equal to 0.09% of net assets at October 31, 2018). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

59

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

60

Eaton Vance Floating-Rate Fund

Eaton Vance Floating Rate Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Floating-Rate Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	906,210,408	6,936,671
Keith Quinton	906,542,861	6,604,217
Marcus L. Smith	906,398,676	6,748,403
Susan J. Sutherland	906,379,630	6,767,449
Scott E. Wennerholm	906,231,026	6,916,053

Results are rounded to the nearest whole number.

Each nominee was also elected a Trustee of the Portfolio.

Eaton Vance Floating Rate Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Mark R. Fetting	99%	1%
Keith Quinton	99%	1%
Marcus L. Smith	99%	1%
Susan J. Sutherland	99%	1%
Scott E. Wennerholm	99%	1%

Results are rounded to the nearest whole number.

61

Eaton Vance

Floating-Rate Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Eaton Vance Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

62

Eaton Vance

Floating-Rate Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

63

Eaton Vance

Floating-Rate Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

64

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

65

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Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044    10.31.18

Eaton Vance

Floating-Rate Advantage Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Floating-Rate Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 61

Federal Tax Information	20

Special Meeting of Shareholders	62

Management and Organization	63

Important Notices	66

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return and limited price volatility for the 12-month period ended October 31, 2018. The S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returned 4.54% during the period. For the period as a whole, performance was composed of coupon generation, with loan prices virtually unchanged.

About a month after the period opened, the U.S. Federal Reserve Board announced, in December, its third rate hike for 2017, followed by interest rate hikes in March, June, and September of 2018. Unlike fixed-income securities, the impact of interest rate changes on the value of floating-rate loans is typically reduced by periodic interest rate resets. As a result, the loan market was helped by increasing investor demand for floating-rate loans during this rising interest rate environment. Technical conditions were positive for most of the period with demand generally outpacing supply. The collateralized loan obligation market was a strong driver of demand, and retail mutual funds saw positive inflows for nine of the period’s 12 months. For the period as a whole, loan prices were relatively stable, beginning at an average price of $98.16 and ending the period at $98.14. Approximately 85% of performing loans ended the period bid at 98% of par value or higher.

With the U.S. economy’s recovery accelerating modestly during the period, health in corporate fundamentals reflected relatively benign conditions. While the high-profile default of iHeartCommunications, an Index component, pushed up the default rate to 2.42% on a 12-month trailing basis ended March 2018, the default rate settled down to 1.92% for the annual period ended October 31, 2018, below its long-term 3% average.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance

Floating-Rate Advantage Fund (the Fund) Class A shares at net asset value (NAV) returned 4.97%. By comparison, the Fund’s benchmark, the Index, returned 4.54% for the period. The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, expenses, or leverage.

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit segments of the market, namely the CCC- and D- (defaulted) rating8 tiers within the Index. This positioning may help the Fund limit credit losses over the long run, but it may also detract from relative performance versus the Index in times when lower-quality loans perform well. During the period, the Fund’s underweight position to CCC-rated loans, which returned 8.82%, detracted from performance versus the Index. However, the Fund’s underweight position to D-rated loans, which returned –8.43%, contributed to results versus the Index.

On the sector level, the Fund’s underweight exposure to retailers (except food and drug), was a detractor from relative results during the period as the retail sector rallied back after suffering negative returns during the previous one-year period.

Loan selection in the oil and gas sector, which also recovered from negative performance in the previous period, helped results versus the Index. An overweight position in the steel sector also contributed to Fund performance versus the Index. In contrast, loan selection in the electronics/ electrical sector detracted from performance versus the Index during the period. The Fund’s use of investment leverage5 contributed to performance versus the Index, which does not employ leverage.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	03/15/2008	08/04/1989	4.88%	4.25%	8.85%
Class A at NAV	03/17/2008	08/04/1989	4.97	4.25	8.87
Class A with 2.25% Maximum Sales Charge	—	—	2.62	3.78	8.62
Class B at NAV	08/04/1989	08/04/1989	4.61	3.89	8.49
Class B with 3% Maximum Sales Charge	—	—	1.61	3.89	8.49
Class C at NAV	03/15/2008	08/04/1989	4.36	3.72	8.31
Class C with 1% Maximum Sales Charge	—	—	3.36	3.72	8.31
Class I at NAV	03/15/2008	08/04/1989	5.14	4.49	9.12
S&P/LSTA Leveraged Loan Index	—	—	4.54%	3.97%	7.66%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
	1.29%	1.28%	1.63%	1.79%	1.04%

% Total Leverage[5]
Borrowings					12.03%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2008	$23,359	N.A.
Class B	$10,000	10/31/2008	$22,593	N.A.
Class C	$10,000	10/31/2008	$22,231	N.A.
Class I	$250,000	10/31/2008	$598,448	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Fund Profile6

Top 10 Issuers (% of total investments)7

Bausch Health Companies, Inc.	1.1%

Asurion, LLC	1.0

JBS USA, LLC	1.0

SS&C Technologies, Inc.	0.9

Reynolds Group Holdings, Inc.	0.9

Virgin Media Investment Holdings Limited	0.9

TransDigm, Inc.	0.8

Unitymedia Hessen GmbH & Co. KG	0.8

Restaurant Brands International, Inc.	0.8

Hyland Software, Inc.	0.4

Total	8.6%

Top 10 Sectors (% of total investments)7

Electronics/Electrical	11.9%

Health Care	10.2

Business Equipment and Services	9.2

Chemicals and Plastics	5.2

Telecommunications	5.0

Industrial Equipment	4.5

Cable and Satellite Television	4.3

Lodging and Casinos	4.2

Food Products	3.6

Drugs	3.6

Total	61.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings at an inopportune time.

[6]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[7]	Excludes cash and cash equivalents.
[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,021.70	$7.13	1.40%
Class A	$1,000.00	$1,022.60	$7.14	1.40%
Class B	$1,000.00	$1,019.90	$8.96	1.76%
Class C	$1,000.00	$1,019.10	$9.72	1.91%
Class I	$1,000.00	$1,023.00	$5.86	1.15%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,018.10	$7.12	1.40%
Class A	$1,000.00	$1,018.10	$7.12	1.40%
Class B	$1,000.00	$1,016.30	$8.94	1.76%
Class C	$1,000.00	$1,015.60	$9.70	1.91%
Class I	$1,000.00	$1,019.40	$5.85	1.15%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Senior Debt Portfolio, at value (identified cost, $10,757,506,031)	$10,671,300,483
Receivable for Fund shares sold	59,052,771
Total assets	$10,730,353,254

Liabilities
Payable for Fund shares redeemed	$59,531,078
Distributions payable	6,910,434
Payable to affiliates:
Administration fee	900,659
Distribution and service fees	1,203,830
Trustees’ fees	42
Accrued expenses	1,335,882
Total liabilities	$69,881,925
Net Assets	$10,660,471,329

Sources of Net Assets
Paid-in capital	$10,793,527,190
Accumulated loss	(133,055,861)
Total	$10,660,471,329

Advisers Class Shares
Net Assets	$221,484,287
Shares Outstanding	20,239,946
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.94

Class A Shares
Net Assets	$1,856,835,994
Shares Outstanding	169,643,107
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.95
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$11.20

Class B Shares
Net Assets	$2,580,107
Shares Outstanding	235,232
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.97

Class C Shares
Net Assets	$1,192,123,958
Shares Outstanding	109,123,449
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.92

Class I Shares
Net Assets	$7,387,446,983
Shares Outstanding	675,020,601
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.94

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income allocated from Portfolio	$518,987,720
Dividends allocated from Portfolio	3,157,737
Expenses, excluding interest expense, allocated from Portfolio	(47,246,223)
Interest expense allocated from Portfolio	(39,173,017)
Total investment income from Portfolio	$435,726,217

Expenses
Administration fee	$8,827,315
Distribution and service fees
Advisers Class	462,765
Class A	4,234,322
Class B	21,784
Class C	8,634,864
Trustees’ fees and expenses	500
Custodian fee	60,090
Transfer and dividend disbursing agent fees	5,251,409
Legal and accounting services	135,980
Printing and postage	536,595
Registration fees	515,781
Miscellaneous	63,153
Total expenses	$28,744,558

Net investment income	$406,981,659

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$63,577,199
Foreign currency transactions	1,758,295
Forward foreign currency exchange contracts	33,168,057
Net realized gain	$98,503,551
Change in unrealized appreciation (depreciation) —
Investments	$(90,745,443)
Foreign currency	950,061
Forward foreign currency exchange contracts	14,941,096
Net change in unrealized appreciation (depreciation)	$(74,854,286)

Net realized and unrealized gain	$23,649,265

Net increase in net assets from operations	$430,630,924

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$406,981,659	$297,652,520
Net realized gain (loss)	98,503,551	(55,044,770)
Net change in unrealized appreciation (depreciation)	(74,854,286)	150,623,731
Net increase in net assets from operations	$430,630,924	$393,231,481
Distributions to shareholders(1)
Advisers Class	$(8,360,453)	$(6,199,962)
Class A	(76,292,849)	(71,272,695)
Class B	(149,479)	(236,791)
Class C	(46,010,906)	(43,682,782)
Class I	(276,105,833)	(175,984,922)
Total distributions to shareholders	$(406,919,520)	$(297,377,152)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$132,681,136	$67,255,863
Class A	788,789,552	955,067,373
Class B	32,724	119,357
Class C	231,478,024	250,269,460
Class I	4,521,432,007	3,661,216,394
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	8,308,054	6,128,217
Class A	68,890,209	64,704,073
Class B	107,843	171,883
Class C	39,356,999	36,210,107
Class I	221,813,737	138,192,859
Cost of shares redeemed
Advisers Class	(68,315,119)	(54,790,655)
Class A	(561,012,811)	(1,018,860,518)
Class B	(767,680)	(1,575,960)
Class C	(236,272,145)	(251,459,671)
Class I	(2,143,192,240)	(1,485,424,699)
Net asset value of shares exchanged
Class A	1,535,642	1,265,242
Class B	(1,535,642)	(1,265,242)
Net increase in net assets from Fund share transactions	$3,003,330,290	$2,367,224,083

Net increase in net assets	$3,027,041,694	$2,463,078,412

Net Assets
At beginning of year	$7,633,429,635	$5,170,351,223
At end of year	$10,660,471,329	$7,633,429,635 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated distributions in excess of net investment income of $(837,129) at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$10.910	$10.740	$10.470	$10.940	$11.170

Income (Loss) From Operations
Net investment income(1)	$0.493	$0.463	$0.527	$0.504	$0.485
Net realized and unrealized gain (loss)	0.029	0.170	0.270	(0.469)	(0.222)

Total income from operations	$0.522	$0.633	$0.797	$0.035	$0.263

Less Distributions
From net investment income	$(0.492)	$(0.463)	$(0.527)	$(0.505)	$(0.493)

Total distributions	$(0.492)	$(0.463)	$(0.527)	$(0.505)	$(0.493)

Net asset value — End of year	$10.940	$10.910	$10.740	$10.470	$10.940

Total Return(2)	4.88%	5.99%	7.93%	0.28%	2.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$221,484	$148,322	$127,613	$156,112	$169,637
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	0.96%	0.95%	1.03%	1.02%	1.00%
Interest and fee expense	0.44%	0.34%	0.44%	0.35%	0.27%
Total expenses(4)	1.40%	1.29%	1.47%	1.37%	1.27%
Net investment income	4.51%	4.26%	5.10%	4.66%	4.36%
Portfolio Turnover of the Portfolio	29%	39%	38%	27%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$10.910	$10.740	$10.480	$10.950	$11.180

Income (Loss) From Operations
Net investment income(1)	$0.493	$0.462	$0.527	$0.504	$0.485
Net realized and unrealized gain (loss)	0.039	0.171	0.261	(0.469)	(0.222)

Total income from operations	$0.532	$0.633	$0.788	$0.035	$0.263

Less Distributions
From net investment income	$(0.492)	$(0.463)	$(0.528)	$(0.505)	$(0.493)

Total distributions	$(0.492)	$(0.463)	$(0.528)	$(0.505)	$(0.493)

Net asset value — End of year	$10.950	$10.910	$10.740	$10.480	$10.950

Total Return(2)	4.97%	5.99%	7.83%	0.37%	2.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,856,836	$1,553,486	$1,524,471	$1,684,665	$2,101,269
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	0.96%	0.94%	1.03%	1.01%	1.00%
Interest and fee expense	0.44%	0.34%	0.44%	0.35%	0.27%
Total expenses(4)	1.40%	1.28%	1.47%	1.36%	1.27%
Net investment income	4.50%	4.26%	5.10%	4.66%	4.36%
Portfolio Turnover of the Portfolio	29%	39%	38%	27%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$10.930	$10.760	$10.500	$10.970	$11.200

Income (Loss) From Operations
Net investment income(1)	$0.452	$0.427	$0.496	$0.468	$0.447
Net realized and unrealized gain (loss)	0.042	0.168	0.258	(0.470)	(0.222)

Total income (loss) from operations	$0.494	$0.595	$0.754	$(0.002)	$0.225

Less Distributions
From net investment income	$(0.454)	$(0.425)	$(0.494)	$(0.468)	$(0.455)

Total distributions	$(0.454)	$(0.425)	$(0.494)	$(0.468)	$(0.455)

Net asset value — End of year	$10.970	$10.930	$10.760	$10.500	$10.970

Total Return(2)	4.61%	5.62%	7.47%	(0.06)%	2.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,580	$4,727	$7,174	$11,654	$24,737
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.31%	1.29%	1.38%	1.36%	1.35%
Interest and fee expense	0.44%	0.34%	0.44%	0.35%	0.27%
Total expenses(4)	1.75%	1.63%	1.82%	1.71%	1.62%
Net investment income	4.13%	3.92%	4.80%	4.31%	4.01%
Portfolio Turnover of the Portfolio	29%	39%	38%	27%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$10.890	$10.720	$10.460	$10.920	$11.160

Income (Loss) From Operations
Net investment income(1)	$0.436	$0.408	$0.474	$0.449	$0.429
Net realized and unrealized gain (loss)	0.030	0.170	0.261	(0.459)	(0.232)

Total income (loss) from operations	$0.466	$0.578	$0.735	$(0.010)	$0.197

Less Distributions
From net investment income	$(0.436)	$(0.408)	$(0.475)	$(0.450)	$(0.437)

Total distributions	$(0.436)	$(0.408)	$(0.475)	$(0.450)	$(0.437)

Net asset value — End of year	$10.920	$10.890	$10.720	$10.460	$10.920

Total Return(2)	4.36%	5.47%	7.30%	(0.14)%	1.77%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,192,124	$1,153,754	$1,101,121	$1,133,487	$1,293,026
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.46%	1.45%	1.53%	1.51%	1.50%
Interest and fee expense	0.44%	0.34%	0.44%	0.35%	0.27%
Total expenses(4)	1.90%	1.79%	1.97%	1.86%	1.77%
Net investment income	4.00%	3.76%	4.60%	4.16%	3.86%
Portfolio Turnover of the Portfolio	29%	39%	38%	27%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$10.910	$10.740	$10.470	$10.940	$11.180

Income (Loss) From Operations
Net investment income(1)	$0.521	$0.489	$0.551	$0.530	$0.513
Net realized and unrealized gain (loss)	0.028	0.171	0.271	(0.468)	(0.232)

Total income from operations	$0.549	$0.660	$0.822	$0.062	$0.281

Less Distributions
From net investment income	$(0.519)	$(0.490)	$(0.552)	$(0.532)	$(0.521)

Total distributions	$(0.519)	$(0.490)	$(0.552)	$(0.532)	$(0.521)

Net asset value — End of year	$10.940	$10.910	$10.740	$10.470	$10.940

Total Return(2)	5.14%	6.26%	8.19%	0.53%	2.54%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,387,447	$4,773,140	$2,409,972	$2,103,799	$2,869,565
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	0.71%	0.70%	0.78%	0.77%	0.75%
Interest and fee expense	0.44%	0.34%	0.44%	0.35%	0.27%
Total expenses(4)	1.15%	1.04%	1.22%	1.12%	1.02%
Net investment income	4.76%	4.50%	5.33%	4.89%	4.61%
Portfolio Turnover of the Portfolio	29%	39%	38%	27%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (97.3% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As

15

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Notes to Financial Statements — continued

required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$406,919,520	$297,377,152

During the year ended October 31, 2018, accumulated loss was decreased by $28,308,326 and paid-in capital was decreased by $28,308,326 due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$46,658,054
Capital loss carryforwards and deferred capital losses	$(35,471,865)
Net unrealized depreciation	$(137,331,616)
Distributions payable	$(6,910,434)

At October 31, 2018, the Fund, for federal income tax purposes, had capital loss carryforwards of $637,434 and deferred capital losses of $34,834,431 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2018, $34,834,431 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2018, the administration fee amounted to $8,827,315. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $217,175 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $156,200 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $462,765 for Advisers Class shares and $4,234,322 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $14,523 and $6,907,891 for Class B and Class C shares, respectively.

16

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Notes to Financial Statements — continued

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Although there is no present intention to do so, Class B and Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $7,261 and $1,726,973 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $70,000 and $94,000 of CDSCs paid by Class A and Class C shareholders, respectively, and less than $100 for Class B shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,959,681,928 and $390,868,831, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2018	2017

Sales	12,125,128	6,196,331
Issued to shareholders electing to receive payments of distributions in Fund shares	759,447	563,910
Redemptions	(6,245,516)	(5,042,689)

Net increase	6,639,059	1,717,552

	Year Ended October 31,
Class A	2018	2017

Sales	72,045,159	88,100,832
Issued to shareholders electing to receive payments of distributions in Fund shares	6,295,426	5,954,652
Redemptions	(51,262,186)	(93,672,749)
Exchange from Class B shares	140,286	116,311

Net increase	27,218,685	499,046

17

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2018	2017
Sales	2,983	10,992
Issued to shareholders electing to receive payments of distributions in Fund shares	9,836	15,792
Redemptions	(70,092)	(144,808)
Exchange to Class A shares	(139,993)	(116,085)

Net decrease	(197,266)	(234,109)

	Year Ended October 31,
Class C	2018	2017
Sales	21,181,508	23,116,784
Issued to shareholders electing to receive payments of distributions in Fund shares	3,603,962	3,338,402
Redemptions	(21,641,414)	(23,188,269)

Net increase	3,144,056	3,266,917

	Year Ended October 31,
Class I	2018	2017
Sales	413,001,323	337,261,442
Issued to shareholders electing to receive payments of distributions in Fund shares	20,272,852	12,710,195
Redemptions	(195,909,688)	(136,718,644)

Net increase	237,364,487	213,252,993

18

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments

Senior Floating-Rate Loans — 110.9%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.3%
Accudyne Industries, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 18, 2024		7,057	$7,041,720
IAP Worldwide Services, Inc.
Revolving Loan, 1.46%, (3 mo. USD LIBOR + 5.50%), Maturing July 18, 2019(2)		944	946,401
Term Loan - Second Lien, 8.89%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2019(3)		1,250	1,010,174
TransDigm, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023		59,733	59,535,701
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024		37,748	37,628,108
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing May 30, 2025		5,385	5,363,891
Wesco Aircraft Hardware Corp.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020		13,150	13,117,125
WP CPP Holdings, LLC
Term Loan, 6.28%, (USD LIBOR + 3.75%), Maturing April 30, 2025(4)		14,700	14,766,606
			$139,409,726

Automotive — 2.2%
Allison Transmission, Inc.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing September 23, 2022		1,082	$1,088,689
American Axle and Manufacturing, Inc.
Term Loan, 4.62%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)		31,639	31,638,750
Apro, LLC
Term Loan, 6.34%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024		2,672	2,685,444
Belron Finance US, LLC
Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing November 7, 2024	EUR	2,750	3,127,768
Term Loan, 4.59%, (3 mo. USD LIBOR + 2.25%), Maturing November 7, 2024		5,682	5,717,575
Chassix, Inc.
Term Loan, 7.91%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)		7,245	7,272,420
CS Intermediate Holdco 2, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 2, 2023		4,042	4,054,335
Dayco Products, LLC
Term Loan, 6.56%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		12,225	12,331,823

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
FCA US, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018		35,244	$35,315,482
Garrett LX III S.a.r.l.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing September 30, 2025	EUR	6,050	6,821,129
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2025		8,275	8,269,828
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.32%, (USD LIBOR + 2.00%), Maturing March 7, 2025(4)		15,325	15,286,687
Horizon Global Corporation
Term Loan, 8.30%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2021		9,458	9,245,226
L&W, Inc.
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025		9,900	9,943,501
Tenneco, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 1, 2025		44,125	44,056,077
TI Group Automotive Systems, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	6,742	7,669,169
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		19,373	19,299,866
Tower Automotive Holdings USA, LLC
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024		15,096	15,102,332
Visteon Corporation
Term Loan, 4.05%, (USD LIBOR + 1.75%), Maturing March 25, 2024(4)		2,500	2,484,375
			$241,410,476

Beverage and Tobacco — 0.2%
Arctic Glacier U.S.A., Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 20, 2024		5,249	$5,268,831
Arterra Wines Canada, Inc.
Term Loan, 5.09%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		8,869	8,904,885
Flavors Holdings, Inc.
Term Loan, 8.14%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		12,444	11,790,280
Term Loan - Second Lien, 12.39%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		2,000	1,750,000
			$27,713,996

21	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses — 0.3%
Advisor Group, Inc.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025	14,100	$14,183,726
Aretec Group, Inc.
Term Loan, 6.51%, (3 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	14,900	14,997,774
OZ Management L.P.
Term Loan, 7.06%, (1 mo. USD LIBOR + 4.75%), Maturing April 11, 2023	5,860	5,903,950
Resolute Investment Managers, Inc.
Term Loan - Second Lien, 10.03%, (3 mo. USD LIBOR + 7.50%), Maturing April 30, 2023	3,800	3,847,500
		$38,932,950

Building and Development — 2.9%
American Builders & Contractors Supply Co., Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2023	28,861	$28,633,743
Beacon Roofing Supply, Inc.
Term Loan, 4.53%, (3 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	6,094	6,049,210
Brookfield Property REIT, Inc.
Term Loan, 4.79%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	11,850	11,688,911
Capital Automotive L.P.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing March 24, 2024	7,531	7,533,631
Core & Main L.P.
Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing August 1, 2024	21,141	21,158,856
CPG International, Inc.
Term Loan, 6.25%, (6 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	20,920	21,064,063
DTZ U.S. Borrower, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	76,325	76,413,308
Forest City Enterprises L.P.
Term Loan, Maturing October 24, 2025(5)	5,000	5,027,085
Henry Company, LLC
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	13,217	13,238,891
Pisces Midco, Inc.
Term Loan, Maturing April 12, 2025(5)	13,475	13,444,115
Quikrete Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	44,721	44,621,396

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
RE/MAX International, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		17,966	$18,056,310
Realogy Group, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025		16,907	16,878,946
Summit Materials Companies I, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024		5,211	5,193,529
Werner FinCo L.P.
Term Loan, 6.26%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024		13,540	13,438,798
WireCo WorldGroup, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023		5,694	5,747,310
Term Loan - Second Lien, 11.30%, (1 mo. USD LIBOR + 9.00%), Maturing September 30, 2024		9,850	9,948,500
			$318,136,602

Business Equipment and Services — 10.7%
Acosta Holdco, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021		15,124	$11,280,089
Adtalem Global Education, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		6,309	6,369,648
AlixPartners, LLP
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		42,944	43,037,954
Altran Technologies SA
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 20, 2025	EUR	23,518	26,757,032
AppLovin Corporation
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		23,825	24,055,817
ASGN Incorporated
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025		5,194	5,209,159
Blitz F18-675 GmbH
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 31, 2025	EUR	15,425	17,642,716
Bracket Intermediate Holding Corp.
Term Loan, 6.57%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		11,525	11,568,219
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.73%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		7,908	7,952,608

22	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Camelot UK Holdco Limited
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023		28,038	$28,066,441
Cast and Crew Payroll, LLC
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024		18,273	18,303,862
Ceridian HCM Holding, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing April 30, 2025		33,250	33,333,125
Change Healthcare Holdings, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024		88,032	88,038,235
CPM Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing April 11, 2022		8,344	8,365,251
Term Loan, Maturing October 24, 2025(5)		4,400	4,433,000
Crossmark Holdings, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 20, 2019		15,071	6,405,266
Cypress Intermediate Holdings III, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing April 26, 2024		29,939	30,007,355
Duff & Phelps Corporation
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing February 13, 2025		25,955	25,968,574
EAB Global, Inc.
Term Loan, 6.41%, (USD LIBOR + 3.75%), Maturing November 15, 2024(4)		13,457	13,373,266
Education Management, LLC
Revolving Loan, 0.00%, Maturing March 31, 2019(2)(3)(6)		6,248	1,178,957
Term Loan, 0.00%, Maturing July 2, 2020(3)(6)		2,948	556,216
Term Loan, 0.00%, Maturing July 2, 2020(3)(6)		6,636	0
EIG Investors Corp.
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023		63,822	64,121,468
Element Materials Technology Group US Holdings, Inc.
Term Loan, 5.04%, (2 mo. GBP LIBOR + 4.25%), Maturing June 28, 2024	GBP	3,750	4,819,216
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing June 28, 2024		12,429	12,506,254
Extreme Reach, Inc.
Term Loan, 8.56%, (1 mo. USD LIBOR + 6.25%), Maturing February 7, 2020		7,396	7,404,895

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
First Data Corporation
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing July 8, 2022		44,161	$44,112,643
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing April 26, 2024		7,341	7,333,247
Garda World Security Corporation
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024		24,752	24,863,854
Term Loan, 5.83%, (CIDOR + 4.25%), Maturing May 24, 2024	CAD	11,515	8,768,667
Gartner, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 20, 2022		1,850	1,860,406
Global Payments, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing April 21, 2023		7,897	7,909,697
Term Loan, 4.09%, (3 mo. USD LIBOR + 1.75%), Maturing October 17, 2025		6,000	6,000,000
IG Investment Holdings, LLC
Term Loan, 5.84%, (USD LIBOR + 3.50%), Maturing May 23, 2025(4)		31,492	31,689,139
Information Resources, Inc.
Term Loan, 6.57%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024		21,596	21,632,126
ION Trading Technologies S.a.r.l.
Term Loan, 4.25%, (3 mo. EURIBOR + 3.25%, Floor 1.00%), Maturing November 21, 2024	EUR	8,297	9,315,013
Iron Mountain, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		9,428	9,317,633
J.D. Power and Associates
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023		12,694	12,757,776
KAR Auction Services, Inc.
Term Loan, 4.69%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		12,063	12,074,613
Term Loan, 4.94%, (3 mo. USD LIBOR + 2.50%), Maturing March 9, 2023		2,286	2,291,177
Kronos Incorporated
Term Loan, 5.34%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		82,817	83,046,037
LegalZoom.com, Inc.
Term Loan, 6.54%, (1 mo. USD LIBOR + 4.25%), Maturing November 21, 2024		7,765	7,833,425
Term Loan - Second Lien, 10.80%, (1 mo. USD LIBOR + 8.50%), Maturing November 21, 2025		5,775	5,825,531

23	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Monitronics International, Inc.
Term Loan, 7.89%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	19,392	$18,979,483
PGX Holdings, Inc.
Term Loan, 7.56%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020	13,190	12,909,258
Ping Identity Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025	14,956	15,068,019
Pre-Paid Legal Services, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	12,678	12,765,305
Prime Security Services Borrower, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022	19,320	19,356,524
Red Ventures, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 8, 2024	12,725	12,777,928
Term Loan, Maturing November 8, 2024(5)	7,750	7,796,825
ServiceMaster Company
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2023	9,006	9,040,351
SMG Holdings, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing January 23, 2025	9,726	9,753,047
Solera, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	54,726	54,750,806
Spin Holdco, Inc.
Term Loan, 5.69%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022	48,659	48,756,004
Tempo Acquisition, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	15,530	15,552,155
Trans Union, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023	20,404	20,399,159
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025	5,312	5,310,264
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.81%, (3 mo. USD LIBOR + 2.50%), Maturing March 17, 2025	25,112	25,113,302
Vestcom Parent Holdings, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023	13,937	13,971,886
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	11,455	11,469,075

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
West Corporation
Term Loan, 6.03%, (USD LIBOR + 3.50%), Maturing October 10, 2024(4)		5,062	$5,013,269
Term Loan, 6.53%, (USD LIBOR + 4.00%), Maturing October 10, 2024(4)		16,342	16,298,793
Worldpay, LLC
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing October 14, 2023		3,579	3,577,119
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing August 9, 2024		19,767	19,760,360
ZPG PLC
Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing June 30, 2025	EUR	5,025	5,721,802
Term Loan, 5.47%, (3 mo. GBP LIBOR + 4.75%), Maturing June 30, 2025	GBP	8,725	11,191,331
			$1,172,717,672

Cable and Satellite Television — 5.0%
Altice France SA
Term Loan, 6.28%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		4,400	$4,347,200
Altice US Finance I Corporation
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing July 28, 2025		4,466	4,462,360
Term Loan, Maturing January 10, 2026(5)		13,925	13,907,594
Charter Communications Operating, LLC
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025		43,777	43,831,577
Cogeco Communications (USA) II L.P.
Term Loan, 4.68%, (1 mo. USD LIBOR + 2.38%), Maturing January 3, 2025		6,983	6,958,934
CSC Holdings, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		48,514	48,331,811
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026		13,234	13,276,509
MCC Iowa, LLC
Term Loan, 4.22%, (1 week USD LIBOR + 2.00%), Maturing January 15, 2025		5,902	5,909,271
Mediacom Illinois, LLC
Term Loan, 3.97%, (1 week USD LIBOR + 1.75%), Maturing February 15, 2024		4,687	4,688,658
Numericable Group SA
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	9,037	10,207,852
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		21,383	20,821,615
Term Loan, 5.97%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		11,029	10,829,564

24	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Radiate Holdco, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		23,914	$23,793,324
Telenet Financing USD, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		31,700	31,614,156
Telenet International Finance S.a.r.l.
Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing December 15, 2027	EUR	23,965	27,091,388
Unitymedia Finance, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		45,050	45,025,853
Unitymedia Hessen GmbH & Co. KG
Term Loan, Maturing June 1, 2023(5)		1,000	999,821
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 15, 2027	EUR	17,400	19,828,552
UPC Financing Partnership
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		34,647	34,554,914
Virgin Media Bristol, LLC
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		71,450	71,488,297
Virgin Media Investment Holdings Limited
Term Loan, 3.97%, (1 mo. GBP LIBOR + 3.25%), Maturing January 15, 2027	GBP	18,575	23,733,287
Ziggo Secured Finance B.V.
Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	21,925	24,833,359
Ziggo Secured Finance Partnership
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		59,458	58,357,423
			$548,893,319

Chemicals and Plastics — 5.9%
Alpha 3 B.V.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		22,875	$22,913,305
Aruba Investments, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		12,174	12,196,915
Ashland, Inc.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing May 17, 2024		5,505	5,524,812
Axalta Coating Systems US Holdings, Inc.
Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		32,505	32,467,082

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Caldic B.V.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 18, 2024	EUR	2,000	$2,262,469
Chemours Company (The)
Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 21, 2025	EUR	5,830	6,652,430
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		7,827	7,793,227
Emerald Performance Materials, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		3,760	3,782,999
Term Loan - Second Lien, 10.05%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022		8,877	8,906,351
Ferro Corporation
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,472	3,476,642
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,703	3,708,062
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,784	3,788,672
Flint Group GmbH
Term Loan, 3.75%, (3 mo. EURIBOR + 3.00%, Floor 0.75%), Maturing September 7, 2021	EUR	1,231	1,346,927
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		1,975	1,896,142
Flint Group US, LLC
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		11,944	11,470,100
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		2,955	2,837,722
Gemini HDPE, LLC
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		13,587	13,626,601
H.B. Fuller Company
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		24,310	24,264,774
INEOS Styrolution Group GmbH
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing March 30, 2024		1,076	1,076,502
Ineos US Finance, LLC
Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	31,562	35,696,774
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024		9,925	9,931,203

25	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Inovyn Finance PLC
Term Loan, 3.00%, (3 mo. EURIBOR + 2.25%, Floor 0.75%), Maturing May 10, 2024	EUR	21,177	$24,051,154
Invictus U.S., LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		5,348	5,378,208
Kraton Polymers, LLC
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing March 5, 2025	EUR	6,355	7,205,544
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		9,173	9,165,507
MacDermid, Inc.
Term Loan, 3.25%, (1 mo. EURIBOR + 2.50%, Floor 0.75%), Maturing June 7, 2020	EUR	3,337	3,795,963
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 7, 2020		2,330	2,334,004
Term Loan, 3.50%, (1 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 7, 2023	EUR	4,833	5,498,293
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		29,157	29,156,763
Messer Industries, LLC
Term Loan, Maturing October 1, 2025(5)	EUR	4,575	5,215,070
Term Loan, Maturing October 1, 2025(5)		35,425	35,482,566
Minerals Technologies, Inc.
Term Loan, 4.56%, (USD LIBOR + 2.25%), Maturing February 14, 2024(4)		13,866	13,918,026
Orion Engineered Carbons GmbH
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		5,074	5,096,448
PMHC II, Inc.
Term Loan, 6.15%, (USD LIBOR + 3.50%), Maturing March 31, 2025(4)		15,104	14,804,807
PolyOne Corporation
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing November 11, 2022		7,137	7,141,868
PQ Corporation
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		38,349	38,365,487
Proampac PG Borrower, LLC
Term Loan, 5.84%, (USD LIBOR + 3.50%), Maturing November 18, 2023(4)		13,090	13,127,842
Schenectady International Group, Inc.
Term Loan, 7.19%, (3 mo. USD LIBOR + 4.75%), Maturing October 15, 2025		14,325	14,280,234

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Sonneborn Refined Products B.V.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		551	$557,595
Sonneborn, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		3,121	3,159,695
Spectrum Holdings III Corp.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		14,721	14,610,721
Starfruit Finco B.V.
Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing October 1, 2025	EUR	5,825	6,661,607
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		40,625	40,605,947
Trinseo Materials Operating S.C.A.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing September 9, 2024		17,459	17,363,255
Tronox Blocked Borrower, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		19,461	19,448,388
Tronox Finance, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		44,909	44,880,896
Unifrax I, LLC
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing April 4, 2024		4,987	5,002,586
Univar, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		40,069	40,097,806
Venator Materials Corporation
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		3,861	3,863,413
Versum Materials, Inc.
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing September 29, 2023		4,312	4,324,578
			$650,213,982

Clothing / Textiles — 0.1%
Tumi, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing April 25, 2025		9,227	$9,224,402
			$9,224,402

Conglomerates — 0.2%
Penn Engineering & Manufacturing Corp.
Term Loan, 3.50%, (3 mo. EURIBOR + 2.50%, Floor 1.00%), Maturing June 27, 2024	EUR	1,989	$2,273,676

26	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates (continued)
Penn Engineering & Manufacturing Corp. (continued)
Term Loan, 5.04%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		2,493	$2,501,230
SGB-SMIT Management GmbH
Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing July 18, 2024	EUR	8,713	8,733,371
Spectrum Brands, Inc.
Term Loan, 4.35%, (USD LIBOR + 2.00%), Maturing June 23, 2022(4)		12,927	12,956,616
			$26,464,893

Containers and Glass Products — 3.8%
Anchor Glass Container Corporation
Term Loan, 5.08%, (USD LIBOR + 2.75%), Maturing December 7, 2023(4)		4,250	$3,803,377
Berlin Packaging, LLC
Term Loan, 5.28%, (USD LIBOR + 3.00%), Maturing November 7, 2025(4)		29,966	29,982,146
Berry Global, Inc.
Term Loan, 4.03%, (2 mo. USD LIBOR + 1.75%), Maturing January 6, 2021		1,000	999,286
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		16,537	16,550,035
Term Loan, 4.28%, (3 mo. USD LIBOR + 2.00%), Maturing January 19, 2024		7,388	7,385,195
BWAY Holding Co.,
Term Loan, 5.66%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		44,286	44,091,958
Consolidated Container Company, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		11,577	11,607,704
Crown Americas, LLC
Term Loan, 2.38%, (1 mo. EURIBOR + 2.38%), Maturing April 3, 2025	EUR	6,185	7,066,652
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing April 3, 2025		6,416	6,437,854
Flex Acquisition Company, Inc.
Term Loan, 5.26%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		47,362	47,353,578
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		17,880	17,932,863
Libbey Glass, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		14,109	14,090,897
Pelican Products, Inc.
Term Loan, 5.77%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025		9,576	9,595,947

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Reynolds Group Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		80,689	$80,859,621
Ring Container Technologies Group, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024		16,405	16,425,282
SIG Combibloc Holdings S.C.A.
Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing September 5, 2025	EUR	4,500	5,156,815
Trident TPI Holdings, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		28,957	28,775,564
Verallia Packaging S.A.S
Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	43,138	48,961,737
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing August 29, 2025	EUR	19,025	21,641,267
			$418,717,778

Cosmetics / Toiletries — 0.3%
KIK Custom Products, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023		36,924	$36,854,471
Prestige Brands, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing January 26, 2024		1,919	1,923,710
			$38,778,181

Drugs — 3.9%
Albany Molecular Research, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024		10,590	$10,607,266
Alkermes, Inc.
Term Loan, 4.54%, (1 mo. USD LIBOR + 2.25%), Maturing March 23, 2023		13,329	13,387,626
Amneal Pharmaceuticals, LLC
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		38,544	38,768,964
Arbor Pharmaceuticals, Inc.
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023		25,166	25,228,661
Bausch Health Companies, Inc.
Term Loan, 5.27%, (1 mo. USD LIBOR + 3.00%), Maturing June 1, 2025		89,141	89,357,239
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 6.56%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024		54,870	55,120,954

27	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)
Horizon Pharma, Inc.
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing March 29, 2024	26,357	$26,438,385
Jaguar Holding Company II
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022	95,955	95,782,172
Mallinckrodt International Finance SA
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	35,454	35,087,328
Term Loan, 5.52%, (6 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	13,687	13,616,200
PharMerica Corporation
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing December 6, 2024	16,034	16,113,762
Term Loan - Second Lien, 10.03%, (1 mo. USD LIBOR + 7.75%), Maturing December 7, 2025	4,300	4,305,375
		$423,813,932

Ecological Services and Equipment — 1.0%
Advanced Disposal Services, Inc.
Term Loan, 4.46%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	42,289	$42,341,447
Clean Harbors, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing June 27, 2024	2,814	2,822,585
EnergySolutions, LLC
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	19,027	19,193,801
GFL Environmental, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing May 30, 2025	25,509	25,198,364
Term Loan, 7.00%, (3 mo. USD Prime + 1.75%), Maturing May 30, 2025	3,177	3,138,077
Wastequip, LLC
Term Loan, 5.79%, (1 mo. USD LIBOR + 3.50%), Maturing March 20, 2025	1,443	1,451,317
Wrangler Buyer Corp.
Term Loan, 5.01%, (3 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	16,336	16,363,543
		$110,509,134

Electronics / Electrical — 14.0%
Almonde, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	49,734	$49,516,430

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Answers Finance, LLC
Term Loan - Second Lien, 9.00%, (3 mo. USD Prime + 7.90%, Cap 1.10%), Maturing September 15, 2021		5,282	$5,175,891
Applied Systems, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024		40,455	40,595,477
Term Loan - Second Lien, 9.39%, (3 mo. USD LIBOR + 7.00%), Maturing September 19, 2025		3,000	3,070,500
Aptean, Inc.
Term Loan, 6.64%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022		15,056	15,093,885
Term Loan - Second Lien, 11.89%, (3 mo. USD LIBOR + 9.50%), Maturing December 14, 2023		4,700	4,723,500
Avast Software B.V.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing September 30, 2023	EUR	4,820	5,495,395
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2023		19,138	19,233,272
Barracuda Networks, Inc.
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing February 12, 2025		27,107	27,157,888
Blackhawk Network Holdings, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing June 15, 2025		9,401	9,431,992
BMC Software Finance, Inc.
Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	3,550	4,069,075
Term Loan, 6.65%, (3 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		46,100	46,301,687
Campaign Monitor Finance Pty. Limited
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021		7,024	6,558,722
Celestica, Inc.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2025		4,813	4,785,865
Cohu, Inc.
Term Loan, 5.40%, (3 mo. USD LIBOR + 3.00%), Maturing September 20, 2025		11,700	11,721,937
CommScope, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 29, 2022		3,659	3,673,059
CPI International, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024		14,881	14,899,947

28	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Cypress Semiconductor Corporation
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing July 5, 2021		23,785	$23,781,117
DigiCert, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing October 31, 2024		39,691	39,746,431
Electro Rent Corporation
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024		18,321	18,527,123
Energizer Holdings, Inc.
Term Loan, Maturing June 20, 2025(5)		6,675	6,713,882
Entegris, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2021		1,213	1,217,279
Epicor Software Corporation
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022		46,491	46,619,944
Exact Merger Sub, LLC
Term Loan, 6.64%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		6,485	6,539,216
EXC Holdings III Corp.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing December 2, 2024	EUR	1,737	1,974,649
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024		8,238	8,309,830
Financial & Risk US Holdings, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025		15,250	15,135,625
Flexera Software, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing February 26, 2025		30,794	30,902,712
GlobalLogic Holdings, Inc.
Term Loan, 1.63%, Maturing August 1, 2025(2)		791	797,049
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025		5,534	5,579,342
Go Daddy Operating Company, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024		63,892	64,036,935
GoodRx, Inc.
Term Loan, 5.28%, (3 mo. USD LIBOR + 3.00%), Maturing October 10, 2025		3,375	3,393,984
GTCR Valor Companies, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023		35,617	35,672,618
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing June 20, 2023	EUR	2,970	3,384,996

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Hyland Software, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024		53,257	$53,523,056
Term Loan - Second Lien, Maturing July 7, 2025(5)		2,500	2,517,500
Infoblox, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		16,770	16,917,061
Infor (US), Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		93,088	92,884,240
Informatica, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	5,763	6,582,003
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		55,348	55,581,712
Lattice Semiconductor Corporation
Term Loan, 6.53%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021		9,757	9,818,227
MA FinanceCo., LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		34,490	34,265,913
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		5,759	5,716,041
MACOM Technology Solutions Holdings, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		14,827	14,381,929
Marcel LUX IV S.a.r.l.
Term Loan, Maturing September 26, 2025(5)	EUR	2,850	3,247,222
Term Loan, Maturing September 26, 2025(5)		3,800	3,814,250
MaxLinear, Inc.
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing May 12, 2024		11,174	11,118,602
Microchip Technology Incorporated
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025		27,492	27,416,131
MTS Systems Corporation
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		8,041	8,081,155
Prometric Holdings, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025		5,676	5,697,762
Renaissance Holding Corp.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025		20,848	20,778,892
Term Loan - Second Lien, 9.30%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026		2,175	2,170,922

29	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Resideo Funding, Inc.
Term Loan, 4.49%, (3 mo. USD LIBOR + 2.00%), Maturing October 24, 2025	4,975	$4,999,875
Rocket Software, Inc.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing October 14, 2023	21,276	21,358,769
Seattle Spinco, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	38,894	38,613,972
SGS Cayman L.P.
Term Loan, 7.76%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	3,616	3,451,133
SkillSoft Corporation
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	66,179	61,248,452
SolarWinds Holdings, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 5, 2024	64,380	64,602,713
Southwire Company
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing May 19, 2025	6,858	6,884,387
Sparta Systems, Inc.
Term Loan, 5.79%, (1 mo. USD LIBOR + 3.50%), Maturing August 21, 2024	3,961	3,758,227
SS&C Technologies Holdings Europe S.a.r.l.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	27,102	27,002,469
SS&C Technologies, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	82,117	81,834,069
SurveyMonkey, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	9,460	9,507,300
Sutherland Global Services, Inc.
Term Loan, 7.76%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	15,534	14,825,373
Switch, Ltd.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	2,493	2,501,748
Tibco Software, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing December 4, 2020	15,882	15,911,504
TriTech Software Systems
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	16,560	16,629,006
TTM Technologies, Inc.
Term Loan, 4.76%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	12,875	12,883,237

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Uber Technologies
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023		59,161	$59,290,945
Term Loan, 6.28%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025		34,395	34,507,913
Ultra Clean Holdings, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		12,050	11,854,187
VeriFone Systems, Inc.
Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025		16,100	16,132,200
Veritas Bermuda, Ltd.
Term Loan, 6.82%, (USD LIBOR + 4.50%), Maturing January 27, 2023(4)		24,512	23,452,575
Vero Parent, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing August 16, 2024		20,520	20,599,747
Wall Street Systems Delaware, Inc.
Term Loan, 4.00%, (3 mo. EURIBOR + 3.00%, Floor 1.00%), Maturing November 21, 2024	EUR	6,178	7,073,676
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		7,915	7,875,612
Western Digital Corporation
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023		13,286	13,225,876
			$1,538,374,837

Equipment Leasing — 1.3%
Avolon TLB Borrower 1 (US), LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025		68,775	$68,674,367
Delos Finance S.a.r.l.
Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023		24,125	24,189,631
Flying Fortress, Inc.
Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing October 30, 2022		18,125	18,205,910
IBC Capital Limited
Term Loan, 6.09%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023		17,200	17,199,850
United Rentals, Inc.
Term Loan, Maturing October 1, 2025(5)		12,600	12,670,875
			$140,940,633

30	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 2.9%
Citco Funding, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 31, 2022		27,628	$27,731,123
Clipper Acquisitions Corp.
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		12,332	12,347,129
Ditech Holding Corporation
Term Loan, 8.30%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2022		30,428	28,298,317
Donnelley Financial Solutions, Inc.
Term Loan, 5.22%, (1 week USD LIBOR + 3.00%), Maturing October 2, 2023		2,943	2,950,811
EIG Management Company, LLC
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		2,811	2,830,200
Evergood 4 ApS
Term Loan, Maturing February 6, 2025(5)	EUR	1,401	1,601,089
Term Loan, Maturing February 6, 2025(5)	EUR	7,474	8,539,140
Focus Financial Partners, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024		22,852	22,915,976
Fortress Investment Group, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022		18,382	18,397,846
Franklin Square Holdings L.P.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025		6,825	6,854,778
Freedom Mortgage Corporation
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing February 23, 2022		31,080	31,351,464
Greenhill & Co., Inc.
Term Loan, 6.05%, (USD LIBOR + 3.75%), Maturing October 12, 2022(4)		10,299	10,363,117
GreenSky Holdings, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		14,353	14,424,639
Guggenheim Partners, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023		46,285	46,632,168
Harbourvest Partners, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing March 1, 2025		10,196	10,217,169
Jefferies Finance, LLC
Term Loan, 4.94%, (3 mo. USD LIBOR + 2.50%), Maturing August 2, 2024		990	993,713
LPL Holdings, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024		19,865	19,926,756

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
MIP Delaware, LLC
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing March 9, 2020		1,188	$1,190,980
Ocwen Financial Corporation
Term Loan, 7.28%, (1 mo. USD LIBOR + 5.00%), Maturing December 5, 2020		3,922	3,944,325
Sesac Holdco II, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 23, 2024		8,203	8,193,206
StepStone Group L.P.
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025		6,617	6,674,647
Victory Capital Holdings, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing February 12, 2025		7,193	7,221,167
Virtus Investment Partners, Inc.
Term Loan, 4.91%, (3 mo. USD LIBOR + 2.50%), Maturing June 1, 2024		10,910	10,951,373
Walker & Dunlop, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 11, 2020		9,651	9,711,781
			$314,262,914

Food Products — 4.2%
Alphabet Holding Company, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		39,549	$37,855,373
Badger Buyer Corp.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		13,052	13,043,414
CHG PPC Parent, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025		22,294	22,266,257
Del Monte Foods, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		15,740	14,008,402
Dole Food Company, Inc.
Term Loan, 5.05%, (USD LIBOR + 2.75%), Maturing April 6, 2024(4)		18,899	18,877,085
Froneri International PLC
Term Loan, 2.63%, (3 mo. EURIBOR + 2.63%), Maturing January 22, 2025	EUR	38,875	44,322,700
Term Loan, 3.98%, (1 mo. GBP LIBOR + 3.25%), Maturing January 22, 2025	GBP	10,090	12,979,622
Hearthside Food Solutions, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 23, 2025		13,391	13,186,388

31	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
High Liner Foods Incorporated
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021		12,213	$11,571,898
HLF Financing S.a.r.l.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025		31,700	31,858,500
Jacobs Douwe Egberts International B.V.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing July 1, 2022	EUR	2,160	2,462,045
Term Loan, 4.63%, (3 mo. USD LIBOR + 2.25%), Maturing July 1, 2022		15,312	15,345,269
Term Loan, Maturing November 1, 2025(5)	EUR	1,601	1,823,755
Term Loan, Maturing November 1, 2025(5)		10,202	10,224,436
JBS USA, LLC
Term Loan, 4.84%, (3 mo. USD LIBOR + 2.50%), Maturing October 30, 2022		118,997	119,135,987
Mastronardi Produce Limited
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		4,165	4,195,797
Nomad Foods Europe Midco Limited
Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing May 15, 2024	EUR	7,250	8,268,171
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		26,403	26,315,445
Post Holdings, Inc.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		14,613	14,607,116
Refresco Group B.V.
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing March 28, 2025	EUR	13,118	14,864,892
Term Loan, Maturing March 28, 2025(5)		4,050	4,054,961
Restaurant Technologies, Inc.
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		10,275	10,326,375
Valeo F1 Company Limited (Ireland)
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing August 27, 2024	EUR	8,500	9,603,459
			$461,197,347

Food Service — 2.4%
1011778 B.C. Unlimited Liability Company
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024		100,678	$100,394,828
Aramark Services, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025		8,977	8,993,708

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
Del Frisco’s Restaurant Group, Inc.
Term Loan, 8.31%, (1 mo. USD LIBOR + 6.00%), Maturing June 27, 2025		7,880	$7,722,645
Dhanani Group, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing July 20, 2025		10,419	10,379,817
IRB Holding Corp.
Term Loan, 5.46%, (2 mo. USD LIBOR + 3.25%), Maturing February 5, 2025		46,783	46,800,116
KFC Holding Co.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		16,046	16,068,409
NPC International, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		16,693	16,776,606
Seminole Hard Rock Entertainment, Inc.
Term Loan, 5.15%, (3 mo. USD LIBOR + 2.75%), Maturing May 14, 2020		1,966	1,973,026
TKC Holdings, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2023		12,239	12,260,043
US Foods, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023		26,752	26,745,171
Welbilt, Inc.
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		14,836	14,836,417
			$262,950,786

Food / Drug Retailers — 0.9%
Albertsons, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021		16,117	$16,111,913
Term Loan, 5.38%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022		11,844	11,828,139
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023		44,856	44,652,505
Term Loan, Maturing October 29, 2025(5)		2,875	2,855,594
Diplomat Pharmacy, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024		4,986	5,011,244
Holland & Barrett International
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	9,275	10,219,713
Term Loan, 6.05%, (3 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	6,775	8,270,116
			$98,949,224

32	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care — 11.3%
Acadia Healthcare Company, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022		1,973	$1,980,616
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 16, 2023		1,304	1,309,292
ADMI Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025		26,340	26,443,260
Akorn, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing April 16, 2021		17,268	16,027,237
Alliance Healthcare Services, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023		12,502	12,588,127
Term Loan - Second Lien, 12.30%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024		5,175	5,187,938
Argon Medical Devices, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 23, 2025		9,188	9,247,319
Athletico Management, LLC
Term Loan, Maturing October 31, 2025(5)		7,500	7,537,500
ATI Holdings Acquisition, Inc.
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing May 10, 2023		1,975	1,978,861
Auris Luxembourg III S.a.r.l.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 17, 2022	EUR	2,488	2,824,511
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 17, 2022		15,626	15,626,406
Avantor, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing November 21, 2024		22,217	22,393,708
Beaver-Visitec International, Inc.
Term Loan, 6.39%, (3 mo. USD LIBOR + 4.00%), Maturing August 21, 2023		7,630	7,658,865
BioClinica, Inc.
Term Loan, 6.75%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023		13,092	12,437,543
BW NHHC Holdco, Inc.
Term Loan, 7.29%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		11,771	11,564,516
Carestream Dental Equipment, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing September 1, 2024		16,156	16,095,063
Certara L.P.
Term Loan, 5.89%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2024		7,676	7,694,833

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
CHG Healthcare Services, Inc.
Term Loan, 5.45%, (USD LIBOR + 3.00%), Maturing June 7, 2023(4)		44,600	$44,803,181
Community Health Systems, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing January 27, 2021		22,891	22,471,698
Concentra, Inc.
Term Loan, 5.03%, (1 mo. USD LIBOR + 2.75%), Maturing June 1, 2022		13,983	14,035,270
Convatec, Inc.
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023		4,582	4,614,918
CPI Holdco, LLC
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		14,169	14,257,287
CryoLife, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		5,235	5,281,248
CTC AcquiCo GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing March 7, 2025	EUR	18,221	20,666,556
DaVita, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing June 24, 2021		7,815	7,841,036
DJO Finance, LLC
Term Loan, 5.60%, (USD LIBOR + 3.25%), Maturing June 8, 2020(4)		8,846	8,838,472
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.25%), Maturing June 8, 2020		19,350	19,333,069
Elsan SAS
Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing October 31, 2022	EUR	8,000	9,160,622
Envision Healthcare Corp.,
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		64,825	63,614,004
Equian, LLC
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing May 20, 2024		12,061	12,072,046
Gentiva Health Services, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		27,693	27,796,143
GHX Ultimate Parent Corporation
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024		13,584	13,584,359
Greatbatch Ltd.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022		15,326	15,403,836

33	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Grifols Worldwide Operations USA, Inc.
Term Loan, 4.47%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025	41,997	$42,078,805
Hanger, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	23,753	23,723,464
HCA, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 13, 2025	4,080	4,103,581
Indivior Finance S.a.r.l.
Term Loan, 7.03%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2022	15,177	15,138,912
Inovalon Holdings, Inc.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025	16,641	16,640,812
IQVIA, Inc.
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	6,216	6,237,743
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025	10,148	10,177,628
Kinetic Concepts, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	27,824	27,960,276
KUEHG Corp.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025	38,080	38,321,387
Term Loan - Second Lien, 10.64%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	4,075	4,136,125
Medical Solutions, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing June 9, 2024	9,127	9,152,302
MedPlast Holdings, Inc.
Term Loan, 6.15%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	12,400	12,500,750
MPH Acquisition Holdings, LLC
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	87,577	87,501,536
National Mentor Holdings, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2021	16,204	16,204,135
Navicure, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	12,077	12,126,904
New Millennium Holdco, Inc.
Term Loan, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	2,393	1,315,989

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
One Call Corporation
Term Loan, 7.53%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	18,516	$17,427,925
Ortho-Clinical Diagnostics SA
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	72,405	72,246,511
Parexel International Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	44,994	44,459,421
Press Ganey Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 23, 2023	20,367	20,414,109
Prospect Medical Holdings, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	15,311	15,396,747
R1 RCM, Inc.
Term Loan, 7.65%, (3 mo. USD LIBOR + 5.25%), Maturing May 8, 2025	6,608	6,608,438
RadNet, Inc.
Term Loan, 6.22%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2023	18,885	18,979,495
Select Medical Corporation
Term Loan, 4.78%, (3 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	25,294	25,408,119
Sotera Health Holdings, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	20,123	20,160,401
Sound Inpatient Physicians
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 27, 2025	15,798	15,837,933
Surgery Center Holdings, Inc.
Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	31,281	31,261,911
Syneos Health, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing August 1, 2024	4,925	4,923,232
Team Health Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	41,933	39,783,746
Tecomet, Inc.
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	24,752	24,833,541
U.S. Anesthesia Partners, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	20,737	20,801,940
Universal Health Services, Inc.
Term Loan, Maturing October 18, 2025(5)	6,075	6,105,375

34	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Universal Hospital Services, Inc.
Term Loan, Maturing October 18, 2025(5)		6,175	$6,221,313
Verscend Holding Corp.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		28,125	28,353,516
Wink Holdco, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024		10,818	10,811,489
			$1,239,724,851

Home Furnishings — 0.7%
Bright Bidco B.V.
Term Loan, 5.86%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)		20,594	$20,221,161
Serta Simmons Bedding, LLC
Term Loan, 5.77%, (USD LIBOR + 3.50%), Maturing November 8, 2023(4)		57,476	52,260,446
			$72,481,607

Industrial Equipment — 5.3%
AL Alpine AT Bidco GmbH
Term Loan, Maturing September 30, 2025(5)		3,050	$3,057,625
Term Loan, Maturing September 30, 2025(5)	EUR	5,500	6,270,069
Altra Industrial Motion Corp.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		10,150	10,137,312
Apex Tool Group, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022		27,995	27,673,026
CFSP Acquisition Corp.
Term Loan, 1.00%, Maturing March 20, 2025(2)		3,076	3,052,434
Term Loan, 5.29%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025		13,567	13,464,797
Clark Equipment Company
Term Loan, 4.38%, (USD LIBOR + 2.00%), Maturing May 18, 2024(4)		27,263	27,212,017
Coherent Holding GmbH
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing November 7, 2023	EUR	4,908	5,621,605
Columbus McKinnon Corporation
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing January 31, 2024		11,651	11,679,924

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Delachaux SA
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing October 28, 2021	EUR	8,732	$10,008,065
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing October 28, 2021		9,828	9,902,019
DexKo Global, Inc.
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	2,683	3,062,542
Term Loan, 3.75%, (1 week EURIBOR + 3.75%), Maturing July 24, 2024	EUR	6,708	7,656,354
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		15,887	15,949,842
DXP Enterprises, Inc.
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		5,272	5,311,288
Engineered Machinery Holdings, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		18,612	18,457,143
EWT Holdings III Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		34,395	34,351,514
Filtration Group Corporation
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	4,204	4,795,246
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		61,178	61,508,974
Gardner Denver, Inc.
Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	3,168	3,608,026
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		13,492	13,543,706
Gates Global, LLC
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	7,954	9,035,697
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		48,102	48,239,287
Hamilton Holdco, LLC
Term Loan, 4.40%, (3 mo. USD LIBOR + 2.00%), Maturing July 2, 2025		9,975	9,984,357
Harsco Corporation
Term Loan, 4.56%, (1 mo. USD LIBOR + 2.25%), Maturing December 6, 2024		6,362	6,392,872
Hayward Industries, Inc.
Term Loan, 5.79%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		7,780	7,831,835
LTI Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		5,525	5,528,453

35	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Milacron, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		28,875	$28,937,729
Minimax GmbH & Co. KG
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing July 31, 2025	EUR	3,525	4,036,794
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2025		8,125	8,175,781
Paladin Brands Holding, Inc.
Term Loan, 7.89%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022		12,756	12,803,445
Pro Mach Group, Inc.
Term Loan, 5.28%, (3 mo. USD LIBOR + 3.00%), Maturing March 7, 2025		5,572	5,554,588
Rexnord, LLC
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing August 21, 2024		27,052	27,128,432
Robertshaw US Holding Corp.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025		24,934	24,684,567
Shape Technologies Group, Inc.
Term Loan, 5.30%, (USD LIBOR + 3.00%), Maturing April 20, 2025(4)		14,372	14,362,527
Tank Holding Corp.
Term Loan, 5.81%, (USD LIBOR + 3.50%), Maturing March 17, 2022(4)		9,357	9,387,519
Terex Corporation
Term Loan, 4.29%, (2 mo. USD LIBOR + 2.00%), Maturing January 31, 2024		9,992	9,979,533
Thermon Industries, Inc.
Term Loan, 6.01%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024		3,852	3,881,079
Titan Acquisition Limited
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		37,693	35,588,587
Wittur GmbH
Term Loan, 5.00%, (3 mo. EURIBOR + 4.00%, Floor 1.00%), Maturing March 31, 2022	EUR	13,075	14,985,265
			$582,841,875

Insurance — 3.4%
Alliant Holdings I, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		27,953	$27,959,741

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)
AmWINS Group, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		44,062	$44,226,755
Asurion, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		39,195	39,305,005
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		49,387	49,510,164
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2024		2,494	2,500,608
Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		27,600	28,376,250
Financiere CEP SAS
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing January 16, 2025	EUR	5,375	6,066,688
FrontDoor, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing August 14, 2025		5,950	5,994,625
Hub International, Ltd.,
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		63,319	63,250,998
NFP Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		48,147	48,062,637
Sedgwick Claims Management Services, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2021		11,316	11,328,028
USI, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		41,908	41,719,836
			$368,301,335

Leisure Goods / Activities / Movies — 3.4%
AMC Entertainment Holdings, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2022		9,804	$9,820,140
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023		3,905	3,911,784
Ancestry.com Operations, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023		46,910	47,086,388
Bombardier Recreational Products, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		33,960	33,924,555
Bright Horizons Family Solutions, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing November 7, 2023		8,548	8,562,589

36	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022		11,314	$11,192,554
Cedar Fair, L.P.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing April 13, 2024		2,438	2,453,432
ClubCorp Holdings, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		22,566	22,246,130
Crown Finance US, Inc.
Term Loan, 2.63%, (1 mo. EURIBOR + 2.63%), Maturing February 28, 2025	EUR	11,144	12,675,900
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		29,983	29,897,193
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		53,796	53,298,424
Emerald Expositions Holding, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		14,169	14,169,328
Etraveli Holding AB
Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing August 2, 2024	EUR	8,300	9,483,257
Kasima, LLC
Term Loan, 4.82%, (2 mo. USD LIBOR + 2.50%), Maturing May 17, 2021		116	116,436
Lindblad Expeditions, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		713	720,934
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		5,229	5,284,812
Live Nation Entertainment, Inc.
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing October 31, 2023		18,520	18,569,411
Match Group, Inc.
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		6,661	6,711,460
Sabre GLBL, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		11,270	11,281,413
SeaWorld Parks & Entertainment, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		26,462	26,461,696
SRAM, LLC
Term Loan, 5.10%, (2 mo. USD LIBOR + 2.75%), Maturing March 15, 2024		14,116	14,151,429

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Steinway Musical Instruments, Inc.
Term Loan, 6.03%, (1 mo. USD LIBOR + 3.75%), Maturing February 13, 2025		9,254	$9,265,067
Travel Leaders Group, LLC
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		14,703	14,877,750
UFC Holdings, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023		10,094	10,164,295
			$376,326,377

Lodging and Casinos — 4.9%
Affinity Gaming, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2023		12,334	$12,312,674
Aristocrat Technologies, Inc.
Term Loan, 4.22%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		15,445	15,409,395
Azelis Finance SA
Term Loan, Maturing July 31, 2025(5)	EUR	5,750	6,590,756
Boyd Gaming Corporation
Term Loan, 4.47%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		13,490	13,530,211
Churchill Downs Incorporated
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2024		3,474	3,486,777
CityCenter Holdings, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		62,156	62,107,269
Eldorado Resorts, LLC
Term Loan, 4.56%, (USD LIBOR + 2.25%), Maturing April 17, 2024(4)		11,943	11,972,736
ESH Hospitality, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing August 30, 2023		34,900	34,924,917
Four Seasons Hotels Limited
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		7,227	7,234,139
Global Business Travel Holdings Limited
Term Loan, 4.84%, (3 mo. USD LIBOR + 2.50%), Maturing July 20, 2025		3,125	3,148,437
Golden Nugget, Inc.
Term Loan, 5.23%, (USD LIBOR + 2.75%), Maturing October 4, 2023(4)		65,873	66,094,500
GVC Holdings PLC
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 29, 2024	EUR	16,875	19,211,221

37	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
GVC Holdings PLC (continued)
Term Loan, 4.30%, (3 mo. GBP LIBOR + 3.50%), Maturing March 29, 2024	GBP	7,150	$9,185,778
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 29, 2024		16,020	16,049,537
Hanjin International Corp.
Term Loan, 4.94%, (3 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		5,225	5,225,000
Hilton Worldwide Finance, LLC
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing October 25, 2023		34,926	34,993,751
Hospitality Investors Trust
Term Loan, 5.29%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2019		4,750	4,736,225
Las Vegas Sands, LLC
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 27, 2025		16,477	16,440,686
MGM Growth Properties Operating Partnership L.P.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		32,396	32,335,166
Playa Resorts Holding B.V.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		38,073	37,573,057
RHP Hotel Properties, L.P.
Term Loan, 4.44%, (3 mo. USD LIBOR + 2.00%), Maturing May 11, 2024		10,343	10,344,113
Richmond UK Bidco Limited
Term Loan, 4.98%, (1 mo. GBP LIBOR + 4.25%), Maturing March 3, 2024	GBP	2,841	3,539,007
Stars Group Holdings B.V. (The)
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	11,450	13,121,503
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		61,598	61,867,617
VICI Properties 1, LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		23,623	23,596,884
Wyndham Hotels & Resorts, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025		14,275	14,287,491
			$539,318,847

Nonferrous Metals / Minerals — 0.7%
CD&R Hydra Buyer, Inc.
Term Loan, 7.50%, (0.00% Cash, 7.50% PIK), Maturing August 15, 2021(3)(7)		350	$299,000

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Dynacast International, LLC
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		18,935	$18,982,834
Global Brass & Copper, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing May 29, 2025		10,903	10,929,756
Murray Energy Corporation
Term Loan, 9.78%, (3 mo. USD LIBOR + 7.25%), Maturing October 17, 2022		18,129	16,527,337
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(6)		2,904	223,894
Oxbow Carbon, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing January 4, 2023		6,641	6,666,155
Term Loan - Second Lien, 9.80%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024		8,450	8,640,125
Rain Carbon GmbH
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 16, 2025	EUR	14,875	16,940,839
			$79,209,940

Oil and Gas — 1.5%
Ameriforge Group, Inc.
Term Loan, 9.39%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022		15,121	$15,234,167
Apergy Corporation
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		4,759	4,768,949
BCP Raptor, LLC
Term Loan, 6.64%, (2 mo. USD LIBOR + 4.25%), Maturing June 24, 2024		6,862	6,790,933
Centurion Pipeline Company, LLC
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing September 29, 2025		3,475	3,505,406
CITGO Petroleum Corporation
Term Loan, 5.90%, (3 mo. USD LIBOR + 3.50%), Maturing July 29, 2021		15,584	15,597,290
Delek US Holdings, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025		5,055	5,060,943
Fieldwood Energy, LLC
Term Loan, 7.55%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022		27,012	27,248,820
Term Loan - Second Lien, 9.55%, (1 mo. USD LIBOR + 7.25%), Maturing April 11, 2023		1,773	1,697,619

38	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Green Plains Renewable Energy, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023	12,845	$12,995,116
McDermott Technology Americas, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing May 10, 2025	19,408	19,271,772
Medallion Midland Acquisition, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 30, 2024	2,007	1,993,544
MEG Energy Corp.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	9,112	9,144,101
PSC Industrial Holdings Corp.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024	13,004	13,036,254
Sheridan Investment Partners II L.P.
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	356	322,875
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	954	865,742
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	6,858	6,223,560
Sheridan Production Partners I, LLC
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	783	748,762
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	1,281	1,225,859
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	9,670	9,251,193
Ultra Resources, Inc.
Term Loan, 5.47%, (3 mo. USD LIBOR + 3.00%), Maturing April 12, 2024	13,300	12,493,688
		$167,476,593

Publishing — 1.4%
Ascend Learning, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	21,791	$21,818,510
Getty Images, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	41,053	40,675,466
Harland Clarke Holdings Corp.
Term Loan, 7.14%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	17,678	16,617,070
Lamar Media Corporation
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing March 14, 2025	5,746	5,765,277

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
LSC Communications, Inc.
Term Loan, 7.80%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	7,290	$7,326,797
Merrill Communications, LLC
Term Loan, 7.78%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	2,272	2,294,218
Multi Color Corporation
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2022	3,428	3,427,793
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2024	9,286	9,316,994
Nielsen Finance, LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing October 4, 2023	25,366	25,271,245
ProQuest, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 24, 2021	20,285	20,396,025
Tweddle Group, Inc.
Term Loan, 6.95%, (6 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	2,543	2,467,542
		$155,376,937

Radio and Television — 2.2%
ALM Media Holdings, Inc.
Term Loan, 6.89%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	5,572	$5,097,987
AP NMT Acquisition B.V.
Term Loan, 8.15%, (3 mo. USD LIBOR + 5.75%), Maturing August 13, 2021	5,109	5,118,225
CBS Radio, Inc.
Term Loan, 5.04%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	16,420	16,363,612
Cumulus Media New Holdings, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing May 15, 2022	28,859	28,502,553
E.W. Scripps Company (The)
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 2, 2024	3,836	3,837,048
Entravision Communications Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	11,311	11,188,221
Gray Television, Inc.
Term Loan, 4.52%, (3 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	2,202	2,206,095
Hubbard Radio, LLC
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	12,099	12,114,388

39	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
iHeartCommunications, Inc.
Term Loan, 0.00%, Maturing January 30, 2019(6)	14,994	$10,905,145
Term Loan, 0.00%, Maturing July 30, 2019(6)	2,571	1,865,628
Mission Broadcasting, Inc.
Term Loan, Maturing January 17, 2024(5)	4,668	4,672,052
NEP/NCP Holdco, Inc.
Term Loan, 5.47%, (3 mo. USD LIBOR + 3.25%), Maturing October 20, 2025	3,750	3,770,509
Nexstar Broadcasting, Inc.
Term Loan, Maturing January 17, 2024(5)	29,182	29,206,145
Raycom TV Broadcasting, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing August 23, 2024	11,187	11,207,976
Sinclair Television Group, Inc.
Term Loan, 4.56%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	17,317	17,327,385
Univision Communications, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	76,026	73,064,231
		$236,447,200

Retailers (Except Food and Drug) — 2.4%
Ascena Retail Group, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	17,408	$16,934,040
Bass Pro Group, LLC
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	9,455	9,469,268
BJ’s Wholesale Club, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing February 3, 2024	31,099	31,205,095
CDW, LLC
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing August 17, 2023	17,728	17,774,978
Coinamatic Canada, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	1,426	1,427,525
David’s Bridal, Inc.
Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	17,143	13,771,686
Evergreen Acqco 1 L.P.
Term Loan, 6.22%, (3 mo. USD LIBOR + 3.75%), Maturing July 9, 2019	16,405	15,974,753
Global Appliance, Inc.
Term Loan, 6.31%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	10,049	9,985,697

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Go Wireless, Inc.
Term Loan, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing December 22, 2024	4,496	$4,411,686
Harbor Freight Tools USA, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2023	5,805	5,724,359
Hoya Midco, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	13,512	13,469,568
J. Crew Group, Inc.
Term Loan, 5.35%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	22,837	18,707,731
LSF9 Atlantis Holdings, LLC
Term Loan, 8.28%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	14,520	14,011,449
Neiman Marcus Group Ltd., LLC
Term Loan, 5.53%, (1 mo. USD LIBOR + 3.25%), Maturing October 25, 2020	19,721	17,991,083
Party City Holdings, Inc.
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing August 19, 2022	7,168	7,203,857
PetSmart, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing March 11, 2022	38,402	32,665,523
PFS Holding Corporation
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	11,408	6,559,325
Pier 1 Imports (U.S.), Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	6,087	4,550,302
Radio Systems Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	7,007	7,024,606
Shutterfly, Inc.
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2024	5,910	5,923,734
Staples, Inc.
Term Loan, 6.34%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	6,203	6,191,494
		$260,977,759

Steel — 1.5%
Aleris International, Inc.
Term Loan, Maturing February 27, 2023(5)	6,000	$6,064,998
Atkore International, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	46,831	46,918,427

40	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel (continued)
GrafTech Finance, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	45,077	$45,358,291
Neenah Foundry Company
Term Loan, 8.84%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	8,302	8,260,055
Phoenix Services International, LLC
Term Loan, 6.03%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	14,090	14,222,336
Zekelman Industries, Inc.
Term Loan, 4.62%, (3 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	38,783	38,776,789
		$159,600,896

Surface Transport — 0.8%
Agro Merchants NAI Holdings, LLC
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	15,448	$15,554,420
Avis Budget Car Rental, LLC
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing February 13, 2025	9,639	9,620,935
Hertz Corporation (The)
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023	7,353	7,326,000
Kenan Advantage Group, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	3,002	3,002,707
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	12,538	12,540,740
PODS, LLC
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.75%), Maturing December 6, 2024	12,401	12,345,464
Stena International S.a.r.l.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	20,156	19,652,266
XPO Logistics, Inc.
Term Loan, 4.51%, (3 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	6,525	6,548,562
		$86,591,094

Telecommunications — 5.8%
Arris Group, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 26, 2024	567	$567,339
CenturyLink, Inc.,
Series W. Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	90,151	89,227,041

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Ciena Corporation
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing September 26, 2025		14,175	$14,214,860
Colorado Buyer, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		32,488	32,467,399
Consolidated Communications, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2023		1,125	1,111,059
Digicel International Finance Limited
Term Loan, 5.57%, (1 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		19,925	19,127,863
eircom Finco S.a.r.l.
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 19, 2024	EUR	36,425	41,563,657
Frontier Communications Corp.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		18,787	18,223,572
Gamma Infrastructure III B.V.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	22,162	25,211,255
Global Eagle Entertainment, Inc.
Term Loan, 10.02%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		18,468	19,114,551
Intelsat Jackson Holdings SA
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing November 27, 2023		38,650	38,703,144
Term Loan, 6.79%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		17,500	18,447,923
IPC Corp.
Term Loan, 7.03%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		8,930	8,617,451
Level 3 Financing, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024		47,300	47,388,687
Lumentum Holdings
Term Loan, Maturing August 7, 2025(5)		9,300	9,346,500
Mitel Networks Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing September 25, 2023		5,577	5,639,964
Onvoy, LLC
Term Loan, 6.89%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		18,136	17,592,072
Plantronics, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		19,550	19,528,612

41	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
SBA Senior Finance II, LLC
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing April 11, 2025		14,601	$14,588,693
Sprint Communications, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		67,050	67,007,474
Syniverse Holdings, Inc.
Term Loan, 7.28%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		12,442	12,510,670
TDC A/S
Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing May 31, 2025	EUR	43,593	49,760,908
Term Loan, Maturing May 31, 2025(5)		500	502,438
Telesat Canada
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		51,989	52,069,874
Zayo Group, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing January 19, 2024		12,400	12,432,934
			$634,965,940

Utilities — 2.1%
Brookfield WEC Holdings, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing August 1, 2025		30,475	$30,722,609
Calpine Construction Finance Company L.P.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025		7,705	7,701,848
Calpine Corporation
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing December 31, 2019		3,866	3,867,637
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing May 31, 2023		5,255	5,243,305
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024		36,673	36,594,220
Dayton Power & Light Company (The)
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing August 24, 2022		4,004	4,018,701
Granite Acquisition, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021		4,642	4,667,558
Term Loan, 5.90%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021		25,239	25,378,156
Lightstone Generation, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024		1,209	1,193,540
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024		22,504	22,222,220

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities (continued)
Longview Power, LLC
Term Loan, 8.53%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021		10,328	$8,978,959
Talen Energy Supply, LLC
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023		7,946	7,985,166
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024		10,055	10,086,135
USIC Holdings, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023		23,290	23,401,247
Vistra Energy Corp.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025		26,035	25,985,935
Vistra Operations Company, LLC
Term Loan, Maturing December 14, 2023(5)		7,500	7,515,623
			$225,562,859

Total Senior Floating-Rate Loans (identified cost $12,293,243,705)			$12,166,816,894

Corporate Bonds & Notes — 2.4%
Security		Principal Amount* (000’s omitted)	Value

Automotive — 0.1%
Tenneco, Inc.
4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(8)(9)	EUR	6,000	$6,867,443
			$6,867,443

Business Equipment and Services — 0.1%
Travelport Corporate Finance PLC
6.00%, 3/15/26(8)		14,900	$14,974,500
			$14,974,500

Cable and Satellite Television — 0.1%
Virgin Media Secured Finance PLC
5.50%, 1/15/25(8)		1,825	$1,783,937
5.25%, 1/15/26(8)		9,000	8,426,250
			$10,210,187

42	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 0.2%
Hexion, Inc.
6.625%, 4/15/20		22,200	$19,702,500
PQ Corp.
6.75%, 11/15/22(8)		3,000	3,101,250
			$22,803,750

Containers and Glass Products — 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20		19,746	$19,770,252
5.936%, (3 mo. USD LIBOR + 3.50%), 7/15/21(8)(9)		8,075	8,175,937
			$27,946,189

Drugs — 0.4%
Bausch Health Cos., Inc.
6.50%, 3/15/22(8)		9,841	$10,210,038
7.00%, 3/15/24(8)		12,794	13,429,734
5.50%, 11/1/25(8)		20,375	20,043,906
			$43,683,678

Entertainment — 0.1%
Vue International Bidco PLC
4.932%, (3 mo. EURIBOR + 5.25%), 7/15/20(8)(9)	EUR	2,875	$3,263,697
7.875%, 7/15/20(8)	GBP	3,500	4,490,477
			$7,754,174

Food Products — 0.0%(10)
Iceland Bondco PLC
5.063%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(8)(9)	GBP	2,107	$2,692,077
			$2,692,077

Health Care — 0.7%
Avantor, Inc.
6.00%, 10/1/24(8)		13,000	$13,000,000
CHS/Community Health Systems, Inc.
5.125%, 8/1/21		11,650	11,096,625
6.25%, 3/31/23		13,375	12,351,144
HCA, Inc.
4.75%, 5/1/23		4,650	4,708,125
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(8)		16,825	17,855,531

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	$12,831,875
4.375%, 10/1/21		6,225	6,186,094
			$78,029,394

Leisure Goods / Activities / Movies — 0.0%(10)
National CineMedia, LLC
6.00%, 4/15/22		4,200	$4,263,000
			$4,263,000

Oil and Gas — 0.1%
CITGO Petroleum Corp.
6.25%, 8/15/22(8)		6,700	$6,633,000
			$6,633,000

Radio and Television — 0.0%(10)
iHeartCommunications, Inc.
9.00%, 12/15/19(6)		1,709	$1,239,025
Univision Communications, Inc.
6.75%, 9/15/22(8)		993	1,015,343
5.125%, 2/15/25(8)		3,000	2,749,500
			$5,003,868

Retailers (Except Food and Drug) — 0.1%
Fresh Market, Inc. (The)
9.75%, 5/1/23(8)		8,600	$6,321,000
			$6,321,000

Telecommunications — 0.1%
Wind Tre SpA
2.75%, (3 mo. EURIBOR + 2.75%), 1/20/24(8)(9)	EUR	9,175	$9,644,358
			$9,644,358

Utilities — 0.1%
Calpine Corp.
6.00%, 1/15/22(8)		2,000	$2,017,500
5.875%, 1/15/24(8)		5,000	5,012,500
5.25%, 6/1/26(8)		7,675	7,080,187
			$14,110,187

Total Corporate Bonds & Notes (identified cost $269,264,985)			$260,936,805

43	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Asset-Backed Securities — 2.4%
Security	Principal Amount (000’s omitted)	Value
Alinea CLO, Ltd.
Series 2018-1A, Class D, 5.407%, (3 mo. USD LIBOR + 3.10%), 7/20/31(8)(9)	$2,500	$2,491,165
Series 2018-1A, Class E, 8.307%, (3 mo. USD LIBOR + 6.00%), 7/20/31(8)(9)	3,000	3,005,393
ALM Loan Funding, Ltd.
Series 2013-7RA, Class DR, 9.576%, (3 mo. USD LIBOR + 7.14%), 10/15/28(8)(9)	3,000	3,066,985
AMMC CLO XII, Ltd.
Series 2013-12A, Class ER, 8.521%, (3 mo. USD LIBOR + 6.18%), 11/10/30(8)(9)	3,525	3,539,463
Apidos CLO XX
Series 2015-20A, Class DR, 8.136%, (3 mo. USD LIBOR + 5.70%), 7/16/31(8)(9)	2,375	2,380,821
Ares CLO, Ltd.
Series 2014-32RA, Class D, 8.164%, (3 mo. USD LIBOR + 5.85%), 5/15/30(8)(9)	1,000	995,107
Ares XLIX CLO, Ltd.
Series 2018-49A, Class D, 5.343%, (3 mo. USD LIBOR + 3.00%), 7/22/30(8)(9)	2,500	2,508,792
Series 2018-49A, Class E, 8.043%, (3 mo. USD LIBOR + 5.70%), 7/22/30(8)(9)	3,500	3,481,208
Ares XXXIIR CLO, Ltd.
Series 2014-32RA, Class C, 5.214%, (3 mo. USD LIBOR + 2.90%), 5/15/30(8)(9)	5,000	4,982,965
Ares XXXVR CLO, Ltd.
Series 2015-35RA, Class E, 8.039%, (3 mo. USD LIBOR + 5.70%), 7/15/30(8)(9)	4,000	4,015,292
Babson CLO, Ltd.
Series 2015-IA, Class DR, 5.069%, (3 mo. USD LIBOR + 2.60%), 1/20/31(8)(9)	2,500	2,473,390
Series 2016-1A, Class DR, 5.527%, (3 mo. USD LIBOR + 3.05%), 7/23/30(8)(9)	1,250	1,252,523
Series 2016-1A, Class ER, 8.477%, (3 mo. USD LIBOR + 6.00%), 7/23/30(8)(9)	3,500	3,513,603
Series 2018-1A, Class C, 5.036%, (3 mo. USD LIBOR + 2.60%), 4/15/31(8)(9)	3,500	3,475,147
Bain Capital Credit CLO, Ltd.
Series 2018-1A, Class D, 5.177%, (3 mo. USD LIBOR + 2.70%), 4/23/31(8)(9)	5,000	4,964,795
Benefit Street Partners CLO, Ltd.
Series 2015-8A, Class DR, 8.069%, (3 mo. USD LIBOR + 5.60%), 1/20/31(8)(9)	5,401	5,339,942
Series 2018-14A, Class D, 5.069%, (3 mo. USD LIBOR + 2.60%), 4/20/31(8)(9)	1,500	1,489,350
Series 2018-5BA, Class C, 5.399%, (3 mo. USD LIBOR + 2.93%), 4/20/31(8)(9)	5,000	4,965,010
Series 2018-5BA, Class D, 8.419%, (3 mo. USD LIBOR + 5.95%), 4/20/31(8)(9)	3,500	3,449,348

Security	Principal Amount (000’s omitted)	Value
Betony CLO 2, Ltd.
Series 2018-1A, Class C, 5.009%, (3 mo. USD LIBOR + 2.90%), 4/30/31(8)(9)	$2,500	$2,482,885
Series 2018-1A, Class D, 7.759%, (3 mo. USD LIBOR + 5.65%), 4/30/31(8)(9)	4,550	4,573,037
BlueMountain CLO, Ltd.
Series 2015-3A, Class CR, 5.069%, (3 mo. USD LIBOR + 2.60%), 4/20/31(8)(9)	5,000	4,964,095
Series 2015-3A, Class DR, 7.869%, (3 mo. USD LIBOR + 5.40%), 4/20/31(8)(9)	3,000	2,984,742
Series 2018-1A, Class D, 5.389%, (3 mo. USD LIBOR + 3.05%), 7/30/30(8)(9)	2,500	2,505,137
Series 2018-1A, Class E, 8.289%, (3 mo. USD LIBOR + 5.95%), 7/30/30(8)(9)	2,000	1,987,212
Canyon Capital CLO, Ltd.
Series 2012-1RA, Class E, 8.136%, (3 mo. USD LIBOR + 5.70%), 7/15/30(8)(9)	4,875	4,855,310
Series 2016-1A, Class DR, 5.236%, (3 mo. USD LIBOR + 2.80%), 7/15/31(8)(9)	3,000	2,989,863
Series 2016-1A, Class ER, 8.186%, (3 mo. USD LIBOR + 5.75%), 7/15/31(8)(9)	4,000	3,954,308
Series 2016-2A, Class ER, 8.436%, (3 mo. USD LIBOR + 6.00%), 10/15/31(8)(9)	4,500	4,477,113
Series 2018-1A, Class D, 5.336%, (3 mo. USD LIBOR + 2.90%), 7/15/31(8)(9)	3,000	2,979,024
Series 2018-1A, Class E, 8.186%, (3 mo. USD LIBOR + 5.75%), 7/15/31(8)(9)	2,750	2,718,169
Carlyle CLO, Ltd.
Series C17A, Class CR, 5.10%, (3 mo. USD LIBOR + 2.80%), 4/30/31(8)(9)	5,000	4,983,250
Series C17A, Class DR, 8.30%, (3 mo. USD LIBOR + 6.00%), 4/30/31(8)(9)	3,500	3,526,911
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-3RA, Class C, 5.038%, (3 mo. USD LIBOR + 2.95%), 7/27/31(8)(9)	1,000	1,002,304
Series 2014-3RA, Class D, 7.488%, (3 mo. USD LIBOR + 5.40%), 7/27/31(8)(9)	2,150	2,138,665
Series 2014-4RA, Class C, 5.336%, (3 mo. USD LIBOR + 2.90%), 7/15/30(8)(9)	2,000	1,996,568
Series 2014-4RA, Class D, 8.086%, (3 mo. USD LIBOR + 5.65%), 7/15/30(8)(9)	3,500	3,498,411
Cole Park CLO, Ltd.
Series 2015-1A, Class E, 8.569%, (3 mo. USD LIBOR + 6.10%), 10/20/28(8)(9)	2,000	2,015,191
Dryden CLO, Ltd.
Series 2018-55A, Class D, 5.286%, (3 mo. USD LIBOR + 2.85%), 4/15/31(8)(9)	1,500	1,489,409
Series 2018-55A, Class E, 7.836%, (3 mo. USD LIBOR + 5.40%), 4/15/31(8)(9)	2,000	1,996,480

44	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Dryden Senior Loan Fund
Series 2015-40A, Class DR, 5.414%, (3 mo. USD LIBOR + 3.10%), 8/15/31(8)(9)	$3,000	$3,004,659
Series 2015-41A, Class DR, 5.036%, (3 mo. USD LIBOR + 2.60%), 4/15/31(8)(9)	5,000	4,943,380
Series 2015-41A, Class ER, 7.736%, (3 mo. USD LIBOR + 5.30%), 4/15/31(8)(9)	1,268	1,256,805
Series 2016-42A, Class DR, 5.366%, (3 mo. USD LIBOR + 2.93%), 7/15/30(8)(9)	2,500	2,496,550
Series 2016-42A, Class ER, 7.986%, (3 mo. USD LIBOR + 5.55%), 7/15/30(8)(9)	3,500	3,513,416
Dryden XL Senior Loan Fund
Series 2015-40A, Class ER, 8.064%, (3 mo. USD LIBOR + 5.75%), 8/15/28(8)(9)	2,350	2,338,910
Galaxy CLO, Ltd.
Series 2013-15A, Class ER, 9.081%, (3 mo. USD LIBOR + 6.65%), 10/15/30(8)(9)	2,500	2,529,587
Series 2015-19A, Class D1R, 9.017%, (3 mo. USD LIBOR + 6.53%), 7/24/30(8)(9)	2,000	2,014,476
Series 2018-25A, Class D, 5.692%, (3 mo. USD LIBOR + 3.10%), 10/25/31(8)(9)	2,500	2,505,346
Series 2018-25A, Class E, 8.542%, (3 mo. USD LIBOR + 5.95%), 10/25/31(8)(9)	3,500	3,514,194
Golub Capital Partners CLO, Ltd.
Series 2018-37A, Class D, 5.486%, (3 mo. USD LIBOR + 3.30%), 7/20/30(8)(9)	4,000	4,008,542
Series 2018-37A, Class E, 7.936%, (3 mo. USD LIBOR + 5.75%), 7/20/30(8)(9)	4,750	4,727,357
ICG US CLO, Ltd.
Series 2018-2A, Class D, 5.418%, (3 mo. USD LIBOR + 3.10%), 7/22/31(8)(9)	2,000	2,003,644
Series 2018-2A, Class E, 8.068%, (3 mo. USD LIBOR + 5.75%), 7/22/31(8)(9)	3,000	2,983,791
Neuberger Berman CLO XVIII, Ltd.
Series 2014-18A, Class DR, 10.069%, (3 mo. USD LIBOR + 7.75%), 11/14/27(8)(9)	2,000	2,000,133
Neuberger Berman CLO XXII, Ltd.
Series 2016-22A, Class DR, 5.549%, (3 mo. USD LIBOR + 3.10%), 10/17/30(8)(9)	2,500	2,505,678
Series 2016-22A, Class ER, 8.509%, (3 mo. USD LIBOR + 6.06%), 10/17/30(8)(9)	3,000	2,992,377
Neuberger Berman Loan Advisers CLO, Ltd.
Series 2018-28A, Class E, 8.069%, (3 mo. USD LIBOR + 5.60%), 4/20/30(8)(9)	1,950	1,956,542
Oak Hill Credit Partners VII, Ltd.
Series 2012-7A, Class ER, 9.822%, (3 mo. USD LIBOR + 7.50%), 11/20/27(8)(9)	3,000	3,002,905
Palmer Square CLO, Ltd.
Series 2013-2A, Class CRR, 5.649%, (3 mo. USD LIBOR + 3.20%), 10/17/31(8)(9)	2,500	2,505,668

Security	Principal Amount (000’s omitted)	Value
Palmer Square CLO, Ltd. (continued)
Series 2013-2A, Class DRR, 8.299%, (3 mo. USD LIBOR + 5.85%), 10/17/27(8)(9)	$3,250	$3,265,350
Series 2015-1A, Class DR, 8.512%, (3 mo. USD LIBOR + 6.20%), 5/21/29(8)(9)	1,850	1,860,339
Series 2018-1A, Class C, 4.945%, (3 mo. USD LIBOR + 2.50%), 4/18/31(8)(9)	3,000	2,978,742
Series 2018-1A, Class D, 7.595%, (3 mo. USD LIBOR + 5.15%), 4/18/31(8)(9)	2,000	1,950,116
Series 2018-2A, Class D, 7.862%, (3 mo. USD LIBOR + 5.60%), 7/16/31(8)(9)	2,000	1,989,166
Regatta XIII Funding, Ltd.
Series 2018-2A, Class C, 5.434%, (3 mo. USD LIBOR + 3.10%), 7/15/31(8)(9)	2,500	2,504,498
Series 2018-2A, Class D, 8.284%, (3 mo. USD LIBOR + 5.95%), 7/15/31(8)(9)	5,000	4,924,475
Regatta XIV Funding, Ltd.
Series 2018-3A, Class D, 5.412%, (3 mo. USD LIBOR + 3.20%), 10/25/31(8)(9)	2,500	2,505,522
Series 2018-3A, Class E, 8.162%, (3 mo. USD LIBOR + 5.95%), 10/25/31(8)(9)	4,500	4,476,429
Regatta XV Funding, Ltd.
Series 2018-4A, Class D, 8.99%, (3 mo. USD LIBOR + 6.50%), 10/25/31(8)(9)	3,875	3,856,175
Upland CLO, Ltd.
Series 2016-1A, Class CR, 5.369%, (3 mo. USD LIBOR + 2.90%), 4/20/31(8)(9)	4,500	4,484,601
Series 2016-1A, Class DR, 8.369%, (3 mo. USD LIBOR + 5.90%), 4/20/31(8)(9)	4,625	4,617,591
Vibrant CLO 1X, Ltd.
Series 2018-9A, Class C, 5.442%, (3 mo. USD LIBOR + 3.20%), 7/20/31(8)(9)	2,500	2,504,609
Series 2018-9A, Class D, 8.492%, (3 mo. USD LIBOR + 6.25%), 7/20/31(8)(9)	3,500	3,482,335
Vibrant CLO X, Ltd.
Series 2018-10A, Class C, 5.688%, (3 mo. USD LIBOR + 3.25%), 10/20/31(8)(9)	5,000	5,010,735
Series 2018-10A, Class D, 8.628%, (3 mo. USD LIBOR + 6.19%), 10/20/31(8)(9)	5,000	4,971,315
Voya CLO, Ltd.
Series 2014-1A, Class DR2, 8.445%, (3 mo. USD LIBOR + 6.00%), 4/18/31(8)(9)	3,250	3,260,416
Series 2015-3A, Class D2, 7.919%, (3 mo. USD LIBOR + 5.45%), 10/20/27(8)(9)	5,200	5,231,038
Series 2016-3A, Class CR, 5.721%, (3 mo. USD LIBOR + 3.25%), 10/18/31(8)(9)	2,000	2,000,000
Series 2016-3A, Class DR, 8.551%, (3 mo. USD LIBOR + 6.08%), 10/18/31(8)(9)	3,375	3,349,688
Series 2018-1A, Class C, 4.943%, (3 mo. USD LIBOR + 2.60%), 4/19/31(8)(9)	5,000	4,929,395

45	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Webster Park CLO, Ltd.
Series 2015-1A, Class CR, 5.369%, (3 mo. USD LIBOR + 2.90%), 7/20/30(8)(9)	$2,000	$2,003,068
Series 2015-1A, Class DR, 7.969%, (3 mo. USD LIBOR + 5.50%), 7/20/30(8)(9)	2,500	2,509,733

Total Asset-Backed Securities (identified cost $260,335,818)		$260,977,679

Common Stocks — 0.6%
Security	Shares	Value

Aerospace and Defense — 0.0%(10)
IAP Global Services, LLC(3)(11)(12)	168	$1,966,897
		$1,966,897

Automotive — 0.0%(10)
Dayco Products, LLC(11)(12)	48,926	$1,761,336
		$1,761,336

Business Equipment and Services — 0.0%
Education Management Corp.(3)(11)(12)	41,829,101	$0
		$0

Electronics / Electrical — 0.1%
Answers Corp.(3)(11)(12)	642,963	$4,687,200
		$4,687,200

Health Care — 0.0%(10)
New Millennium Holdco, Inc.(11)(12)	319,499	$28,755
		$28,755

Nonferrous Metals / Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(11)(12)	190,419	$0
		$0

Oil and Gas — 0.3%
AFG Holdings, Inc.(3)(11)(12)	281,241	$19,124,388
Fieldwood Energy, Inc.(11)(12)	109,481	5,419,309
Paragon Offshore Finance Company, Class A(11)(12)	16,581	16,064
Paragon Offshore Finance Company, Class B(11)(12)	8,290	329,528
Samson Resources II, LLC, Class A(11)(12)	387,972	9,165,838
Southcross Holdings Group, LLC(3)(11)(12)	573	0
Southcross Holdings L.P., Class A(11)(12)	573	336,638
		$34,391,765

Security	Shares	Value

Publishing — 0.1%
ION Media Networks, Inc.(3)(11)(12)	13,247	$12,716,987
Tweddle Group, Inc.(3)(11)(12)	18,167	1,022,257
		$13,739,244

Radio and Television — 0.1%
Cumulus Media, Inc.(11)(12)	371,654	$5,411,282
		$5,411,282

Total Common Stocks (identified cost $33,827,206)		$61,986,479

Convertible Preferred Stocks — 0.0%
Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1, 7.50%(3)(11)(12)	46,544	$0

Total Convertible Preferred Stocks (identified cost $3,284,920)		$0

Closed-End Funds — 0.4%
Security	Shares	Value
SPDR Blackstone/GSO Senior Loan ETF	1,050,000	$49,371,000

Total Closed-End Funds (identified cost $49,738,500)		$49,371,000

Short-Term Investments — 1.4%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(13)	150,399,640	$150,384,600

Total Short-Term Investments (identified cost $150,392,089)		$150,384,600

Total Investments — 118.1% (identified cost $13,060,087,223)		$12,950,473,457

Less Unfunded Loan Commitments — (0.1)%		$(7,124,049)

Net Investments — 118.0% (identified cost $13,052,963,174)		$12,943,349,408

Other Assets, Less Liabilities — (18.0)%		$(1,974,190,110)

Net Assets — 100.0%		$10,969,159,298

46	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(4)

The stated interest rate represents the weighted average interest rate at October 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Fixed-rate loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $429,765,844 or 3.9% of the Portfolio’s net assets.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(10)	Amount is less than 0.05%.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Non-income producing security.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	13,162,588	CAD	17,045,617	HSBC Bank USA, N.A.	11/30/18	$208,180	$—
USD	2,307,763	EUR	2,000,000	HSBC Bank USA, N.A.	11/30/18	37,569	—
USD	2,907,113	EUR	2,515,625	HSBC Bank USA, N.A.	11/30/18	51,633	—
USD	5,155,367	EUR	4,466,009	JPMorgan Chase Bank, N.A.	11/30/18	86,012	—
USD	5,782,830	EUR	5,000,000	JPMorgan Chase Bank, N.A.	11/30/18	107,343	—
USD	2,839,751	EUR	2,487,727	State Street Bank and Trust Company	11/30/18	15,939	—
USD	4,123,300	EUR	3,525,000	State Street Bank and Trust Company	11/30/18	122,082	—
USD	10,281,791	EUR	8,812,500	State Street Bank and Trust Company	11/30/18	278,744	—
USD	11,612,620	EUR	9,977,585	State Street Bank and Trust Company	11/30/18	287,089	—
USD	231,665,029	EUR	196,507,816	State Street Bank and Trust Company	11/30/18	8,609,513	—
USD	258,759,043	EUR	220,366,748	Goldman Sachs International	12/6/18	8,477,917	—
USD	9,452,338	EUR	8,215,000	HSBC Bank USA, N.A.	12/6/18	122,167	—
USD	5,790,778	EUR	4,990,180	HSBC Bank USA, N.A.	12/6/18	123,190	—
USD	5,226,664	EUR	4,500,000	State Street Bank and Trust Company	12/6/18	115,797	—
USD	7,039,240	EUR	6,050,000	State Street Bank and Trust Company	12/6/18	167,963	—
USD	4,600,721	EUR	4,029,486	Citibank, N.A.	1/31/19	—	(1,341)
USD	241,723,510	EUR	210,400,000	Goldman Sachs International	1/31/19	1,426,378	—
USD	81,462,197	GBP	63,307,012	State Street Bank and Trust Company	1/31/19	156,507	—

						$20,394,023	$(1,341)

47	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Portfolio of Investments — continued

Abbreviations:

CIDOR	–	Canada Three Month Interbank Rate
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

48	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $12,902,571,085)	$12,792,964,808
Affiliated investment, at value (identified cost, $150,392,089)	150,384,600
Cash	46,421,133
Deposits for derivatives collateral - forward foreign currency exchange contracts	15,620,056
Foreign currency, at value (identified cost, $39,180,552)	39,169,517
Interest receivable	32,140,392
Dividends receivable from affiliated investment	201,433
Receivable for investments sold	16,534,028
Receivable for open forward foreign currency exchange contracts	20,394,023
Prepaid upfront fees on notes payable	942,453
Prepaid expenses	586,999
Total assets	$13,115,359,442

Liabilities
Notes payable	$1,500,000,000
Cash collateral due to brokers	15,620,056
Payable for investments purchased	621,471,874
Payable for open forward foreign currency exchange contracts	1,341
Payable to affiliates:
Investment adviser fee	4,222,017
Trustees’ fees	8,458
Accrued expenses	4,876,398
Total liabilities	$2,146,200,144
Commitments and contingencies (see Note 10)
Net Assets applicable to investors’ interest in Portfolio	$10,969,159,298

49	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income	$532,119,123
Dividends	1,176,000
Dividends from affiliated investment	2,062,124
Total investment income	$535,357,247

Expenses
Investment adviser fee	$42,804,527
Trustees’ fees and expenses	101,500
Custodian fee	2,057,070
Legal and accounting services	745,930
Interest expense and fees	42,551,050
Miscellaneous	345,866
Total expenses	$88,605,943

Net investment income	$446,751,304

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$65,010,750
Investment transactions — affiliated investment	24,683
Proceeds from securities litigation settlements	80,208
Foreign currency transactions	1,801,658
Forward foreign currency exchange contracts	33,986,049
Net realized gain	$100,903,348
Change in unrealized appreciation (depreciation) —
Investments	$(92,894,513)
Investments — affiliated investment	(7,489)
Foreign currency	978,902
Forward foreign currency exchange contracts	15,366,286
Net change in unrealized appreciation (depreciation)	$(76,556,814)

Net realized and unrealized gain	$24,346,534

Net increase in net assets from operations	$471,097,838

50	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$446,751,304	$331,781,183
Net realized gain (loss)	100,903,348	(56,384,908)
Net change in unrealized appreciation (depreciation)	(76,556,814)	154,832,734
Net increase in net assets from operations	$471,097,838	$430,229,009
Capital transactions —
Contributions	$3,119,956,645	$2,424,779,308
Withdrawals	(419,451,962)	(383,089,390)
Net increase in net assets from capital transactions	$2,700,504,683	$2,041,689,918

Net increase in net assets	$3,171,602,521	$2,471,918,927

Net Assets
At beginning of year	$7,797,556,777	$5,325,637,850
At end of year	$10,969,159,298	$7,797,556,777

51	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2018
Net increase in net assets from operations	$471,097,838
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(6,252,496,813)
Investments sold and principal repayments	3,092,921,217
Increase in short-term investments, net	(117,489,281)
Net amortization/accretion of premium (discount)	(2,758,389)
Amortization of prepaid upfront fees on notes payable	2,346,705
Increase in deposits for derivatives collateral-forward foreign currency exchange contracts	(11,750,056)
Increase in interest and dividends receivable	(4,181,542)
Increase in dividends receivable from affiliated investment	(111,006)
Increase in receivable for open forward foreign currency exchange contracts	(13,467,485)
Increase in prepaid expenses	(246,376)
Increase in payable for cash collateral due to brokers	11,900,056
Decrease in payable for open forward foreign currency exchange contracts	(1,898,801)
Increase in payable to affiliate for investment adviser fee	1,013,531
Increase in accrued expenses	1,586,990
Increase in unfunded loan commitments	3,665,019
Net change in unrealized (appreciation) depreciation from investments	92,902,002
Net realized gain from investments	(65,035,433)
Net cash used in operating activities	$(2,792,001,824)

Cash Flows From Financing Activities
Proceeds from capital contributions	$3,119,956,645
Payments for capital withdrawals	(419,451,962)
Proceeds from notes payable	1,225,000,000
Repayments of notes payable	(1,125,000,000)
Payment of prepaid upfront fees on notes payable	(2,564,178)
Net cash provided by financing activities	$2,797,940,505

Net increase in cash*	$5,938,681

Cash at beginning of year(1)	$79,651,969

Cash at end of year(1)	$85,590,650

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$41,269,396

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(4,224).

(1)	Balance includes foreign currency, at value.

52	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(1)	0.51%	0.52%	0.58%	0.58%	0.55%
Interest and fee expense	0.47%	0.34%	0.44%	0.34%	0.27%
Total expenses(1)	0.98%	0.86%	1.02%	0.92%	0.82%
Net investment income	4.92%	4.68%	5.52%	5.09%	4.80%
Portfolio Turnover	29%	39%	38%	27%	38%

Total Return	5.41%	6.43%	8.32%	0.72%	2.84%

Net assets, end of year (000’s omitted)	$10,969,159	$7,797,557	$5,325,638	$5,340,032	$6,497,751

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

53	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance Short Duration Inflation-Protected Income Fund held an interest of 97.3%, 2.0% and 0.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of

54

Senior Debt Portfolio

October 31, 2018

Notes to Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

55

Senior Debt Portfolio

October 31, 2018

Notes to Financial Statements — continued

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, 0.40% over $2 billion up to and including $7 billion, 0.3875% over $7 billion up to and including $10 billion and 0.375% over $10 billion, and is payable monthly. Effective May 1, 2018, pursuant to an additional fee reduction agreement, the fee is computed at an annual rate of 0.375% of the Portfolio’s average daily gross assets over $10 billion up to and including $15 billion and 0.3625% on gross assets over $15 billion. Gross assets of the Portfolio are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2018, the Portfolio’s investment adviser fee totaled $42,804,527 or 0.47% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $6,535,825,257 and $3,082,739,965, respectively, for the year ended October 31, 2018.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$13,054,657,617

Gross unrealized appreciation	$65,598,067
Gross unrealized depreciation	(176,906,276)

Net unrealized depreciation	$(111,308,209)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $1,341. At October 31, 2018, there were no assets pledged by the Portfolio for such liability.

56

Senior Debt Portfolio

October 31, 2018

Notes to Financial Statements — continued

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2018.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$20,394,023	$(1,341)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$9,904,295	$—	$—	$(9,904,295)	$—
HSBC Bank USA, N.A.	542,739	—	(453,684)	—	89,055
JPMorgan Chase Bank, N.A.	193,355	—	—	(180,026)	13,329
State Street Bank and Trust Company	9,753,634	—	(9,753,634)	—	—

	$20,394,023	$—	$(10,207,318)	$(10,084,321)	$102,384

57

Senior Debt Portfolio

October 31, 2018

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(1,341)	$—	$—	$—	$(1,341)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$33,986,049	$15,366,286

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2018, which is indicative of the volume of this derivative type, was approximately $676,083,000.

6  Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended (the Agreement) with conduit lenders and direct bank lenders that allows it to borrow up to $2.75 billion ($2.3 billion prior to August 20, 2018, $2.25 billion prior to March 12, 2018 and $2.0 billion prior to February 15, 2018) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate based on the conduits’ commercial paper issuance rate or, for the portion of borrowings from direct bank lenders, typically on the one-month LIBOR or prime rate and is payable monthly. Under the terms of the Agreement, in effect through March 11, 2019, the Portfolio also pays a fee of 0.67% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the amount of the facility. Program and liquidity fees for the year ended October 31, 2018 totaled $13,562,104 and are included in interest expense in the Statement of Operations. In connection with the increase in borrowing limit on August 20, 2018 and the renewal of the Agreement on March 12, 2018, the Portfolio paid upfront fees of $264,178 and $2,300,000, respectively, which are being amortized to interest expense through March 11, 2019. The unamortized balance at October 31, 2018 is approximately $942,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. At October 31, 2018, the Portfolio had borrowings outstanding under the Agreement of $1,500,000,000 at an interest rate of 2.24%. Based on the short-term nature of borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2018 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2018. For the year ended October 31, 2018, the average borrowings under the Agreement and the average interest rate (excluding fees) were $1,397,876,712 and 1.90%, respectively.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

58

Senior Debt Portfolio

October 31, 2018

Notes to Financial Statements — continued

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$12,137,716,873	$21,975,972	$12,159,692,845
Corporate Bonds & Notes	—	260,936,805	—	260,936,805
Asset-Backed Securities	—	260,977,679	—	260,977,679
Common Stocks	5,411,282	17,057,468	39,517,729	61,986,479
Convertible Preferred Stocks	—	—	0	0
Closed-End Funds	49,371,000	—	—	49,371,000

Short-Term Investments	—	150,384,600	—	150,384,600

Total Investments	$54,782,282	$12,827,073,425	$61,493,701	$12,943,349,408

Forward Foreign Currency Exchange Contracts	$—	$20,394,023	$—	$20,394,023

Total	$54,782,282	$12,847,467,448	$61,493,701	$12,963,743,431

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,341)	$—	$(1,341)

Total	$—	$(1,341)	$—	$(1,341)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

10  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the

59

Senior Debt Portfolio

October 31, 2018

Notes to Financial Statements — continued

time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $6,405,000 (equal to 0.06% of net assets at October 31, 2018). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

60

Senior Debt Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

61

Eaton Vance Floating-Rate Advantage Fund

Senior Debt Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Floating-Rate Advantage Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	789,752,402	7,458,463
Keith Quinton	789,728,687	7,482,178
Marcus L. Smith	789,801,414	7,409,451
Susan J. Sutherland	789,857,329	7,353,536
Scott E. Wennerholm	789,828,850	7,382,016

Results	are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Senior Debt Portfolio.

Senior Debt Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Mark R. Fetting	99%	1%
Keith Quinton	99%	1%
Marcus L. Smith	99%	1%
Susan J. Sutherland	99%	1%
Scott E. Wennerholm	99%	1%

Results	are rounded to the nearest whole number.

62

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

63

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

64

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

65

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

66

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Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232    10.31.18

Eaton Vance

Floating-Rate & High Income Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Floating-Rate & High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22 and 61

Federal Tax Information	23

Special Meeting of Shareholders	62

Board of Trustees’ Contract Approval	63

Management and Organization	65

Important Notices	68

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return and limited price volatility for the 12-month period ended October 31, 2018. The S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returned 4.54% during the period. For the period as a whole, performance was composed of coupon generation, with loan prices virtually unchanged.

About a month after the period opened, the U.S. Federal Reserve Board announced, in December, its third rate hike for 2017, followed by interest rate hikes in March, June, and September of 2018. Unlike fixed-income securities, the impact of interest rate changes on the value of floating-rate loans is typically reduced by periodic interest rate resets. As a result, the loan market was helped by increasing investor demand for floating-rate loans during this rising interest rate environment.

Technical conditions were positive for most of the period with demand generally outpacing supply. The collateralized loan obligation market was a strong driver of demand, and retail mutual funds saw positive inflows for nine of the period’s 12 months. For the period as a whole, loan prices were relatively stable, beginning at an average price of $98.16 and ending the period at $98.14. Approximately 85% of performing loans ended the period bid at 98% of par value or higher.

With the U.S. economy’s recovery accelerating modestly during the period, health in corporate fundamentals reflected relatively benign conditions. While the high-profile default of iHeartCommunications, an Index component, pushed up the default rate to 2.42% on a 12-month trailing basis ended March 2018, the default rate settled down to 1.92% for the annual period ended October 31, 2018, below its long-term 3% average.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance Floating-Rate & High Income Fund (the Fund) Class A shares at net asset value (NAV) returned 3.77%. By comparison, the Fund’s benchmark, the Index, returned 4.54% for the period. The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund has historically tended to maintain underweight exposures, relative to the Index, to lower credit segments of the market, namely the CCC- and D- (defaulted) rating6 tiers within the Index. This positioning may help the Fund limit credit losses over the long run, but may also detract from relative performance versus the Index in times when lower-quality loans perform well. During the period, the Fund’s underweight position to CCC-rated loans, which returned 8.82%, detracted from performance versus the Index. However, the Fund’s underweight position to D-rated loans, which returned –8.43%, contributed to results versus the Index.

Underperformance during the period was largely due to the Fund’s allocation to high-yield securities at a time when corporate bonds underperformed the broader loan market. The Fund’s high-yield holdings detracted from performance versus the Index, which does not include those investments.

On the sector level, the Fund’s underweight exposure to retailers (except food and drug), was a detractor from relative results during the period, as the sector rallied back after suffering negative returns during the previous one-year period.

Loan selection in the oil and gas sector, which also recovered from negative performance in the previous period, helped results versus the Index. Loan selection in the cable and satellite television sector contributed to Fund performance versus the Index as well. In contrast, loan selection in the electronics/electrical sector detracted from results relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ, Michael W. Weilheimer, CFA, Kelley G. Baccei and Stephen C. Concannon, CFA

% Average Annual Total Returns		Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV		09/07/2000	09/07/2000	3.85%	3.69%	7.32%
Class A at NAV		05/07/2003	09/07/2000	3.77	3.68	7.31
Class A with 2.25% Maximum Sales Charge		—	—	1.41	3.21	7.07
Class B at NAV		09/05/2000	09/05/2000	3.08	2.92	6.51
Class B with 5% Maximum Sales Charge		—	—	–1.90	2.57	6.51
Class C at NAV		09/05/2000	09/05/2000	2.96	2.92	6.50
Class C with 1% Maximum Sales Charge		—	—	1.97	2.92	6.50
Class I at NAV		09/15/2000	09/15/2000	4.00	3.93	7.56
Class R6 at NAV		06/27/2016	09/15/2000	4.05	3.96	7.58
S&P/LSTA Leveraged Loan Index		—	—	4.54%	3.97%	7.66%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I	Class R6
	1.03%	1.03%	1.78%	1.78%	0.77%	0.73%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2008	$20,270	N.A.
Class B	$10,000	10/31/2008	$18,803	N.A.
Class C	$10,000	10/31/2008	$18,786	N.A.
Class I	$250,000	10/31/2008	$518,583	N.A.
Class R6	$1,000,000	10/31/2008	$2,077,290	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Fund Profile5

Asset Allocation (% of net assets)

Credit Quality (% of bonds, loans and asset-backed securities)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating for the High Income Opportunities Portfolio’s securities, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,018.20	$5.19	1.02%
Class A	$1,000.00	$1,017.30	$5.19	1.02%
Class B	$1,000.00	$1,014.40	$8.99	1.77%
Class C	$1,000.00	$1,014.40	$8.99	1.77%
Class I	$1,000.00	$1,018.30	$3.92	0.77%
Class R6	$1,000.00	$1,019.80	$3.67	0.72%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.10	$5.19	1.02%
Class A	$1,000.00	$1,020.10	$5.19	1.02%
Class B	$1,000.00	$1,016.30	$9.00	1.77%
Class C	$1,000.00	$1,016.30	$9.00	1.77%
Class I	$1,000.00	$1,021.30	$3.92	0.77%
Class R6	$1,000.00	$1,021.60	$3.67	0.72%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $1,681,136,991)	$1,651,067,003
Investment in High Income Opportunities Portfolio, at value (identified cost, $323,032,552)	309,151,742
Receivable for Fund shares sold	3,757,222
Total assets	$1,963,975,967

Liabilities
Payable for Fund shares redeemed	$24,749,678
Distributions payable	954,799
Payable to affiliates:
Administration fee	248,592
Distribution and service fees	175,422
Trustees’ fees	42
Accrued expenses	276,472
Total liabilities	$26,405,005
Net Assets	$1,937,570,962

Sources of Net Assets
Paid-in capital	$2,027,367,202
Accumulated loss	(89,796,240)
Total	$1,937,570,962

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Statement of Assets and Liabilities — continued

Advisers Class Shares	October 31, 2018
Net Assets	$133,054,506
Shares Outstanding	15,042,271
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.85

Class A Shares
Net Assets	$186,986,547
Shares Outstanding	19,874,634
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.41
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.63

Class B Shares
Net Assets	$767,338
Shares Outstanding	86,845
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.84

Class C Shares
Net Assets	$121,020,654
Shares Outstanding	13,710,001
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.83

Class I Shares
Net Assets	$1,369,865,921
Shares Outstanding	154,799,625
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.85

Class R6 Shares
Net Assets	$125,875,996
Shares Outstanding	14,223,769
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.85

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income allocated from Portfolios	$91,503,289
Dividends allocated from Portfolios	2,371,017
Expenses allocated from Portfolios	(9,831,044)
Total investment income from Portfolios	$84,043,262

Expenses
Administration fee	$2,751,708
Distribution and service fees
Advisers Class	386,765
Class A	460,069
Class B	11,982
Class C	1,292,927
Trustees’ fees and expenses	500
Custodian fee	65,840
Transfer and dividend disbursing agent fees	872,245
Legal and accounting services	80,877
Printing and postage	236,415
Registration fees	149,781
Miscellaneous	27,988
Total expenses	$6,337,097

Net investment income	$77,706,165

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$10,598,565
Foreign currency transactions	2,765
Forward foreign currency exchange contracts	4,965,297
Net realized gain	$15,566,627
Change in unrealized appreciation (depreciation) —
Investments	$(25,372,399)
Foreign currency	67,587
Forward foreign currency exchange contracts	1,830,878
Net change in unrealized appreciation (depreciation)	$(23,473,934)

Net realized and unrealized loss	$(7,907,307)

Net increase in net assets from operations	$69,798,858

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$77,706,165	$64,577,719
Net realized gain (loss)	15,566,627	(11,468,393)
Net change in unrealized appreciation (depreciation)	(23,473,934)	35,063,108
Net increase in net assets from operations	$69,798,858	$88,172,434
Distributions to shareholders(1)
Advisers Class	$(6,385,951)	$(6,819,342)
Class A	(7,592,293)	(9,317,103)
Class B	(40,116)	(59,943)
Class C	(4,362,298)	(4,668,767)
Class I	(58,153,578)	(43,482,363)
Class R6	(1,710,497)	(612,122)
Total distributions to shareholders	$(78,244,733)	$(64,959,640)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$35,804,252	$77,100,688
Class A	39,586,247	79,270,342
Class B	8,722	16,648
Class C	13,268,299	14,059,494
Class I	605,006,028	891,327,570
Class R6	118,128,872	6,619,997
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	6,348,153	6,791,227
Class A	6,902,409	8,712,793
Class B	38,541	55,666
Class C	3,880,730	3,916,863
Class I	49,495,891	36,160,382
Class R6	905,299	611,316
Cost of shares redeemed
Advisers Class	(68,240,780)	(108,327,604)
Class A	(58,951,181)	(199,271,858)
Class B	(274,878)	(392,103)
Class C	(33,143,464)	(41,432,732)
Class I	(558,758,391)	(273,918,332)
Class R6	(8,088,087)	(5,147,927)
Net asset value of shares exchanged
Class A	556,660	411,331
Class B	(556,660)	(411,331)
Net increase in net assets from Fund share transactions	$151,916,662	$496,152,430
Other capital —
Portfolio transaction fee contributed to Eaton Vance Floating Rate Portfolio	$(737,170)	$—
Portfolio transaction fee allocated from Eaton Vance Floating Rate Portfolio	704,259	—
Net decrease in net assets from other capital	$(32,911)	$—

Net increase in net assets	$143,437,876	$519,365,224

Net Assets
At beginning of year	$1,794,133,086	$1,274,767,862
At end of year	$1,937,570,962	$1,794,133,086 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated distributions in excess of net investment income of $(1,267,302) at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$8.880	$8.740	$8.550	$8.890	$9.030

Income (Loss) From Operations
Net investment income(1)	$0.364	$0.339	$0.362	$0.351	$0.325
Net realized and unrealized gain (loss)	(0.028)	0.142	0.193	(0.335)	(0.120)

Total income from operations	$0.336	$0.481	$0.555	$0.016	$0.205

Less Distributions
From net investment income	$(0.366)	$(0.341)	$(0.365)	$(0.344)	$(0.344)
Tax return of capital	—	—	—	(0.012)	(0.001)

Total distributions	$(0.366)	$(0.341)	$(0.365)	$(0.356)	$(0.345)

Net asset value — End of year	$8.850	$8.880	$8.740	$8.550	$8.890

Total Return(2)	3.85%	5.59%	6.72%	0.15%	2.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$133,055	$159,778	$181,145	$173,352	$241,333
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.01%	1.03%	1.06%	1.07%	1.10%
Net investment income	4.10%	3.83%	4.28%	4.00%	3.60%
Portfolio Turnover of the Fund(5)	12%	13%	13%	5%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$9.450	$9.300	$9.090	$9.460	$9.610

Income (Loss) From Operations
Net investment income(1)	$0.387	$0.360	$0.385	$0.379	$0.346
Net realized and unrealized gain (loss)	(0.037)	0.153	0.214	(0.368)	(0.130)

Total income from operations	$0.350	$0.513	$0.599	$0.011	$0.216

Less Distributions
From net investment income	$(0.390)	$(0.363)	$(0.389)	$(0.368)	$(0.365)
Tax return of capital	—	—	—	(0.013)	(0.001)

Total distributions	$(0.390)	$(0.363)	$(0.389)	$(0.381)	$(0.366)

Net asset value — End of year	$9.410	$9.450	$9.300	$9.090	$9.460

Total Return(2)	3.77%	5.60%	6.82%	0.10%	2.27%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$186,987	$199,714	$305,764	$343,734	$958,981
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.01%	1.03%	1.07%	1.07%	1.10%
Net investment income	4.10%	3.83%	4.29%	4.06%	3.61%
Portfolio Turnover of the Fund(5)	12%	13%	13%	5%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$8.870	$8.730	$8.540	$8.880	$9.020

Income (Loss) From Operations
Net investment income(1)	$0.295	$0.273	$0.300	$0.285	$0.258
Net realized and unrealized gain (loss)	(0.026)	0.142	0.192	(0.335)	(0.121)

Total income (loss) from operations	$0.269	$0.415	$0.492	$(0.050)	$0.137

Less Distributions
From net investment income	$(0.299)	$(0.275)	$(0.302)	$(0.280)	$(0.276)
Tax return of capital	—	—	—	(0.010)	(0.001)

Total distributions	$(0.299)	$(0.275)	$(0.302)	$(0.290)	$(0.277)

Net asset value — End of year	$8.840	$8.870	$8.730	$8.540	$8.880

Total Return(2)	3.08%	4.81%	5.94%	(0.59)%	1.52%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$767	$1,555	$2,252	$3,612	$5,802
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.76%	1.78%	1.82%	1.82%	1.85%
Net investment income	3.33%	3.09%	3.56%	3.25%	2.86%
Portfolio Turnover of the Fund(5)	12%	13%	13%	5%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$8.860	$8.720	$8.530	$8.880	$9.010

Income (Loss) From Operations
Net investment income(1)	$0.296	$0.272	$0.298	$0.285	$0.257
Net realized and unrealized gain (loss)	(0.027)	0.142	0.193	(0.346)	(0.110)

Total income (loss) from operations	$0.269	$0.414	$0.491	$(0.061)	$0.147

Less Distributions
From net investment income	$(0.299)	$(0.274)	$(0.301)	$(0.279)	$(0.276)
Tax return of capital	—	—	—	(0.010)	(0.001)

Total distributions	$(0.299)	$(0.274)	$(0.301)	$(0.289)	$(0.277)

Net asset value — End of year	$8.830	$8.860	$8.720	$8.530	$8.880

Total Return(2)	2.96%	4.92%	5.93%	(0.60)%	1.52%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$121,021	$137,536	$158,443	$175,558	$203,671
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.76%	1.78%	1.82%	1.82%	1.85%
Net investment income	3.35%	3.08%	3.54%	3.25%	2.86%
Portfolio Turnover of the Fund(5)	12%	13%	13%	5%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$8.890	$8.740	$8.550	$8.900	$9.040

Income (Loss) From Operations
Net investment income(1)	$0.386	$0.361	$0.383	$0.373	$0.348
Net realized and unrealized gain (loss)	(0.037)	0.153	0.194	(0.345)	(0.120)

Total income from operations	$0.349	$0.514	$0.577	$0.028	$0.228

Less Distributions
From net investment income	$(0.389)	$(0.364)	$(0.387)	$(0.365)	$(0.367)
Tax return of capital	—	—	—	(0.013)	(0.001)

Total distributions	$(0.389)	$(0.364)	$(0.387)	$(0.378)	$(0.368)

Net asset value — End of year	$8.850	$8.890	$8.740	$8.550	$8.900

Total Return(2)	4.00%	5.97%	6.99%	0.29%	2.54%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,369,866	$1,280,058	$613,984	$750,280	$961,024
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.76%	0.77%	0.82%	0.82%	0.85%
Net investment income	4.35%	4.08%	4.54%	4.25%	3.86%
Portfolio Turnover of the Fund(5)	12%	13%	13%	5%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Financial Highlights — continued

	Class R6
	Year Ended October 31,		Period Ended October 31, 2016(1)
	2018	2017
Net asset value — Beginning of period	$8.880	$8.740	$8.480

Income (Loss) From Operations
Net investment income(2)	$0.399	$0.366	$0.131
Net realized and unrealized gain (loss)	(0.036)	0.138	0.270

Total income from operations	$0.363	$0.504	$0.401

Less Distributions
From net investment income	$(0.393)	$(0.364)	$(0.141)

Total distributions	$(0.393)	$(0.364)	$(0.141)

Net asset value — End of period	$8.850	$8.880	$8.740

Total Return(3)	4.05%	5.97%	4.75	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$125,876	$15,491	$13,180
Ratios (as a percentage of average daily net assets):(5)
Expenses	0.72%	0.73%	0.76	%(6)
Net investment income	4.49%	4.13%	4.35	%(6)
Portfolio Turnover of the Fund(7)	12%	13%	13	%(8)

(1)	For the period from the commencement of operations on June 27, 2016 to October, 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Annualized.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(8)	For the Fund’s year ended October 31, 2016.

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers six classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2018 were as follows: Eaton Vance Floating Rate Portfolio (14.4%) and High Income Opportunities Portfolio (22.5%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

17

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$78,244,733	$64,959,640

During the year ended October 31, 2018, accumulated loss was decreased by $16,697,586 and paid-in capital was decreased by $16,697,586 primarily due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$9,372,864
Capital loss carryforwards and deferred capital losses	$(42,092,191)
Net unrealized depreciation	$(56,122,114)
Distributions payable	$(954,799)

At October 31, 2018, the Fund, for federal income tax purposes, had capital loss carryforwards of $5,198,024 and deferred capital losses of $36,894,167 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2018, $36,894,167 are long-term.

3  Investment Adviser Fee and other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. Pursuant to an investment advisory agreement effective September 20, 2018, between the Fund and EVM, the investment adviser fee is computed on investable Fund assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser (“Investable Assets”) at the following annual rates: for bank loans and bank loan related Investable Assets — 0.575% up to $1 billion of the Fund’s average daily net Investable Assets and at reduced rates when average daily net Investable Assets are $1 billion or more; and for high yield bonds and other instruments that are not bank loan related — 0.30% up to $500 million of the Fund’s daily net Investable Assets, and at reduced rates on daily net Investable Assets of $500 million or more, plus 3.00% of the Fund’s daily income when daily net Investable Assets are less than $500 million, and at reduced rates when daily net Investable assets are $500 million or more. For the year ended October 31, 2018, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research, a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended October 31, 2018, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $8,784,717 or 0.48% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2018, the administration fee amounted to $2,751,708.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $37,078 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $9,690 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

18

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Notes to Financial Statements — continued

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $386,765 for Advisers Class shares and $460,069 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $8,987 and $969,695 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $2,995 and $323,232 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $22,000 and $6,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$258,960,688	$184,593,208
High Income Opportunities Portfolio	49,325,845	35,160,611

In addition, a Portfolio transaction fee is imposed by Eaton Vance Floating Rate Portfolio (the Portfolio) on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1K of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2018	2017

Sales	4,033,156	8,712,685
Issued to shareholders electing to receive payments of distributions in Fund shares	715,304	766,985
Redemptions	(7,693,806)	(12,217,667)

Net decrease	(2,945,346)	(2,737,997)

19

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2018	2017

Sales	4,190,970	8,424,016
Issued to shareholders electing to receive payments of distributions in Fund shares	731,477	925,562
Redemptions	(6,246,107)	(21,142,264)
Exchange from Class B shares	58,965	43,662

Net decrease	(1,264,695)	(11,749,024)

	Year Ended October 31,
Class B	2018	2017

Sales	986	1,902
Issued to shareholders electing to receive payments of distributions in Fund shares	4,348	6,296
Redemptions	(31,013)	(44,303)
Exchange to Class A shares	(62,787)	(46,510)

Net decrease	(88,466)	(82,615)

	Year Ended October 31,
Class C	2018	2017

Sales	1,497,612	1,592,760
Issued to shareholders electing to receive payments of distributions in Fund shares	438,271	443,141
Redemptions	(3,741,794)	(4,685,471)

Net decrease	(1,805,911)	(2,649,570)

	Year Ended October 31,
Class I	2018	2017

Sales	68,100,577	100,643,310
Issued to shareholders electing to receive payments of distributions in Fund shares	5,576,794	4,076,831
Redemptions	(62,919,201)	(30,890,832)

Net increase	10,758,170	73,829,309

	Year Ended October 31,
Class R6	2018	2017

Sales	13,288,487	747,290
Issued to shareholders electing to receive payments of distributions in Fund shares	102,005	69,006
Redemptions	(910,439)	(580,696)

Net increase	12,480,053	235,600

20

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018 and October 31, 2017, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

21

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments

Senior Floating-Rate Loans — 89.2%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.2%
Accudyne Industries, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 18, 2024		7,043	$7,028,385
IAP Worldwide Services, Inc.
Revolving Loan, 1.46%, (3 mo. USD LIBOR + 5.50%), Maturing July 18, 2019(2)		5,347	5,361,524
Term Loan - Second Lien, 8.89%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2019(3)		7,084	5,722,813
TransDigm, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023		63,700	63,490,203
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024		28,179	28,089,162
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing May 30, 2025		8,217	8,184,600
Wesco Aircraft Hardware Corp.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020		11,700	11,670,750
WP CPP Holdings, LLC
Term Loan, 6.28%, (3 mo. USD LIBOR + 3.75%), Maturing April 30, 2025		7,825	7,860,455
			$137,407,892

Automotive — 1.9%
American Axle and Manufacturing, Inc.
Term Loan, 4.62%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)		38,049	$38,049,375
Apro, LLC
Term Loan, 6.34%, (2 mo. USD LIBOR + 4.00%), Maturing August 8, 2024		2,891	2,905,162
Belron Finance US, LLC
Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing November 7, 2024	EUR	2,750	3,127,768
Term Loan, 4.59%, (3 mo. USD LIBOR + 2.25%), Maturing November 7, 2024		6,129	6,166,992
Chassix, Inc.
Term Loan, 7.91%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)		9,062	9,095,506
CS Intermediate Holdco 2, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 2, 2023		5,176	5,191,920
Dayco Products, LLC
Term Loan, 6.56%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		11,484	11,584,817

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
FCA US, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018		10,000	$10,020,310
Garrett LX III S.a.r.l.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing September 30, 2025	EUR	5,650	6,370,146
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2025		3,350	3,347,906
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.32%, (USD LIBOR + 2.00%), Maturing March 7, 2025(4)		16,217	16,176,457
Horizon Global Corporation
Term Loan, 8.30%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2021		8,335	8,147,886
L&W, Inc.
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025		9,451	9,492,662
Tenneco, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 1, 2025		43,075	43,007,717
TI Group Automotive Systems, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	7,784	8,855,407
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		17,703	17,636,581
Tower Automotive Holdings USA, LLC
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024		15,119	15,124,933
Visteon Corporation
Term Loan, 4.05%, (USD LIBOR + 1.75%), Maturing March 25, 2024(4)		2,500	2,484,375
			$216,785,920

Beverage and Tobacco — 0.2%
Arctic Glacier U.S.A., Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 20, 2024		5,566	$5,586,439
Arterra Wines Canada, Inc.
Term Loan, 5.09%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		4,129	4,145,759
Flavors Holdings, Inc.
Term Loan, 8.14%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		13,668	12,950,523
Term Loan - Second Lien, 12.39%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		3,000	2,625,000
			$25,307,721

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Brokerage/Securities Dealers / Investment Houses — 0.3%
Advisor Group, Inc.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025	7,075	$7,117,011
Aretec Group, Inc.
Term Loan, 6.51%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	14,225	14,318,345
OZ Management L.P.
Term Loan, 7.06%, (1 mo. USD LIBOR + 4.75%), Maturing April 11, 2023	6,040	6,085,300
Resolute Investment Managers, Inc.
Term Loan - Second Lien, 10.03%, (3 mo. USD LIBOR + 7.50%), Maturing April 30, 2023	3,800	3,847,500
		$31,368,156

Building and Development — 2.3%
American Builders & Contractors Supply Co., Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2023	33,623	$33,358,848
Beacon Roofing Supply, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	6,592	6,543,023
Brookfield Property REIT, Inc.
Term Loan, 4.79%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	11,175	11,023,087
Capital Automotive L.P.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing March 24, 2024	4,793	4,794,460
Core & Main L.P.
Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing August 1, 2024	13,632	13,643,656
CPG International, Inc.
Term Loan, 6.25%, (6 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	15,419	15,525,389
DTZ U.S. Borrower, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	69,825	69,905,788
Henry Company, LLC
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	10,189	10,205,887
Pisces Midco, Inc.
Term Loan, Maturing April 12, 2025(5)	9,800	9,777,538
Quikrete Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	38,680	38,593,474

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
RE/MAX International, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		21,424	$21,530,928
Realogy Group, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025		10,822	10,803,902
Summit Materials Companies I, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024		7,543	7,518,251
Werner FinCo L.P.
Term Loan, 6.26%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024		8,371	8,308,361
WireCo WorldGroup, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023		7,869	7,943,188
			$269,475,780

Business Equipment and Services — 8.3%
Acosta Holdco, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021		12,482	$9,309,175
Adtalem Global Education, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		4,539	4,582,119
AlixPartners, LLP
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		34,577	34,653,119
Altran Technologies S.A.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 20, 2025	EUR	16,241	18,477,802
AppLovin Corporation
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		18,700	18,881,166
ASGN Incorporated
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025		5,481	5,497,224
Blitz F18-675 GmbH
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 31, 2025	EUR	16,825	19,243,999
Bracket Intermediate Holding Corp.
Term Loan, 6.57%, (2 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		11,000	11,041,250
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.73%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		5,950	5,983,155

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Camelot UK Holdco Limited
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023	23,043	$23,065,595
Cast and Crew Payroll, LLC
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	9,228	9,243,831
Ceridian HCM Holding, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing April 30, 2025	22,650	22,706,625
Change Healthcare Holdings, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024	82,523	82,529,082
CPM Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing April 11, 2022	3,433	3,441,085
Term Loan, Maturing October 24, 2025(5)	4,050	4,080,375
Crossmark Holdings, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 20, 2019	35,294	14,999,914
Cypress Intermediate Holdings III, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing April 26, 2024	18,976	19,019,188
Duff & Phelps Corporation
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing February 13, 2025	14,004	14,011,695
EAB Global, Inc.
Term Loan, 6.41%, (USD LIBOR + 3.75%), Maturing November 15, 2024(4)	14,527	14,436,206
Education Management, LLC
Revolving Loan, 0.00%, Maturing March 31, 2019(2)(3)(6)	10,413	1,964,928
Term Loan, 0.00%, Maturing July 2, 2020(3)(6)	4,614	870,597
Term Loan, 0.00%, Maturing July 2, 2020(3)(6)	10,387	0
EIG Investors Corp.
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023	52,603	52,849,653
Element Materials Technology Group US Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing June 28, 2024	4,293	4,319,391
Extreme Reach, Inc.
Term Loan, 8.56%, (1 mo. USD LIBOR + 6.25%), Maturing February 7, 2020	8,973	8,984,160
First Data Corporation
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing July 8, 2022	46,485	46,434,249

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Garda World Security Corporation
Term Loan, 5.83%, (CIDOR + 4.25%), Maturing May 24, 2024	CAD	14,292	$10,883,821
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024		20,499	20,591,561
Gartner, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 20, 2022		2,775	2,790,609
Global Payments, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing April 21, 2023		6,329	6,338,510
Term Loan, 4.09%, (1 mo. USD LIBOR + 1.75%), Maturing October 17, 2025		6,000	6,000,000
IG Investment Holdings, LLC
Term Loan, 5.84%, (USD LIBOR + 3.50%), Maturing May 23, 2025(4)		32,625	32,828,463
Information Resources, Inc.
Term Loan, 6.57%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024		15,932	15,958,934
ION Trading Technologies S.a.r.l.
Term Loan, 4.25%, (3 mo. EURIBOR + 3.25%, Floor 1.00%), Maturing November 21, 2024	EUR	4,340	4,872,711
Iron Mountain, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		9,975	9,858,498
J.D. Power and Associates
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023		13,088	13,153,191
KAR Auction Services, Inc.
Term Loan, 4.69%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		14,171	14,184,480
Kronos Incorporated
Term Loan, 5.34%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		67,621	67,807,273
LegalZoom.com, Inc.
Term Loan, 6.54%, (1 mo. USD LIBOR + 4.25%), Maturing November 21, 2024		8,262	8,333,964
Monitronics International, Inc.
Term Loan, 7.89%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022		22,635	22,153,917
PGX Holdings, Inc.
Term Loan, 7.56%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		10,269	10,050,600
Ping Identity Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025		6,259	6,306,257

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Pre-Paid Legal Services, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	5,092	$5,127,133
Prime Security Services Borrower, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022	17,258	17,290,599
Red Ventures, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 8, 2024	12,365	12,416,211
Term Loan, Maturing November 8, 2024(5)	4,617	4,644,645
ServiceMaster Company
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2023	14,580	14,636,759
SMG Holdings, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing January 23, 2025	2,687	2,694,054
Solera, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	27,263	27,275,594
Spin Holdco, Inc.
Term Loan, 5.69%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022	45,390	45,481,162
Tempo Acquisition, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	9,529	9,542,773
Trans Union, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing April 10, 2023	10,605	10,602,019
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025	5,212	5,210,541
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.81%, (3 mo. USD LIBOR + 2.50%), Maturing March 17, 2025	22,554	22,554,925
Vestcom Parent Holdings, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023	12,992	13,024,075
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	1,540	1,541,507
West Corporation
Term Loan, 6.03%, (USD LIBOR + 3.50%), Maturing October 10, 2024(4)	3,940	3,901,953
Term Loan, 6.53%, (USD LIBOR + 4.00%), Maturing October 10, 2024(4)	15,936	15,894,461
Worldpay, LLC
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing October 14, 2023	3,537	3,535,288
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing August 9, 2024	20,771	20,763,418

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ZPG PLC
Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing June 30, 2025	EUR	4,975	$5,664,868
Term Loan, 5.47%, (1 mo. GBP LIBOR + 4.75%), Maturing June 30, 2025	GBP	8,675	11,127,197
			$955,667,554

Cable and Satellite Television — 4.1%
Altice France S.A.
Term Loan, 6.28%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		5,000	$4,940,000
Altice US Finance I Corporation
Term Loan, Maturing January 10, 2026(5)		13,075	13,058,656
Charter Communications Operating, LLC
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025		43,938	43,992,748
Cogeco Communications (USA) II L.P.
Term Loan, 4.68%, (1 mo. USD LIBOR + 2.38%), Maturing January 3, 2025		6,165	6,143,745
CSC Holdings, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		34,375	34,245,642
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026		17,345	17,401,729
Numericable Group S.A.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	9,853	11,128,840
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		23,033	22,428,180
Term Loan, 5.97%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		4,588	4,505,248
Radiate Holdco, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		23,609	23,489,512
Telenet Financing USD, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		30,025	29,943,692
Telenet International Finance S.a.r.l.
Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing December 15, 2027	EUR	20,500	23,174,356
Unitymedia Finance, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing September 30, 2025		1,500	1,499,883
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		20,100	20,089,226
Unitymedia Hessen GmbH & Co. KG
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 15, 2027	EUR	18,000	20,512,296

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
UPC Financing Partnership
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		27,535	$27,462,044
Virgin Media Bristol, LLC
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		79,100	79,142,398
Virgin Media Investment Holdings Limited
Term Loan, 3.97%, (1 mo. GBP LIBOR + 3.25%), Maturing January 15, 2027	GBP	14,425	18,430,830
Ziggo Secured Finance B.V.
Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	22,850	25,881,060
Ziggo Secured Finance Partnership
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		48,481	47,583,361
			$475,053,446

Chemicals and Plastics — 4.4%
Alpha 3 B.V.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		15,632	$15,657,927
Aruba Investments, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		3,815	3,822,280
Ashland, Inc.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing May 17, 2024		6,246	6,268,061
Axalta Coating Systems US Holdings, Inc.
Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		42,503	42,452,970
Caldic B.V.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 18, 2024	EUR	500	565,617
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 18, 2024	EUR	1,500	1,696,852
Chemours Company (The)
Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 21, 2025	EUR	6,441	7,350,063
Emerald Performance Materials, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		5,268	5,299,884
Term Loan - Second Lien, 10.05%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022		5,000	5,016,665
Ferro Corporation
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,814	3,818,934

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Ferro Corporation (continued)
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		3,897	$3,901,955
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		9,186	9,197,073
Flint Group GmbH
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		2,741	2,631,970
Flint Group US, LLC
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		16,579	15,921,258
Gemini HDPE, LLC
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		9,986	10,015,455
H.B. Fuller Company
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		23,856	23,811,572
Ineos US Finance, LLC
Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	33,944	38,390,870
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024		7,568	7,572,542
Invictus U.S., LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		5,572	5,603,343
Kraton Polymers, LLC
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing March 5, 2025	EUR	6,355	7,205,544
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		9,650	9,642,637
MacDermid, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 7, 2020		4,906	4,913,832
Term Loan, 3.50%, (1 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 7, 2023	EUR	2,997	3,410,201
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		27,074	27,073,857
Messer Industries, LLC
Term Loan, Maturing October 1, 2025(5)	EUR	4,275	4,873,099
Term Loan, Maturing October 1, 2025(5)		31,300	31,350,862
Orion Engineered Carbons GmbH
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		7,182	7,213,576
PMHC II, Inc.
Term Loan, 6.15%, (USD LIBOR + 3.50%), Maturing March 31, 2025(4)		4,179	4,096,256

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
PQ Corporation
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		31,560	$31,573,238
Proampac PG Borrower, LLC
Term Loan, 5.84%, (USD LIBOR + 3.50%), Maturing November 18, 2023(4)		8,491	8,516,196
Schenectady International Group, Inc.
Term Loan, 7.19%, (3 mo. USD LIBOR + 4.75%), Maturing October 15, 2025		11,375	11,339,453
Sonneborn Refined Products B.V.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		917	928,212
Sonneborn, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		5,195	5,259,852
Spectrum Holdings III Corp.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		4,823	4,786,847
Starfruit Finco B.V.
Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing October 1, 2025	EUR	5,425	6,204,157
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		35,725	35,708,245
Tata Chemicals North America, Inc.
Term Loan, 5.19%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020		5,654	5,639,489
Trinseo Materials Operating S.C.A.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing September 9, 2024		4,075	4,052,555
Tronox Blocked Borrower, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		12,921	12,912,811
Tronox Finance, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		29,817	29,798,796
Unifrax I, LLC
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing April 4, 2024		8,573	8,600,006
Univar, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		22,626	22,642,129
Venator Materials Corporation
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		4,282	4,284,426
Versum Materials, Inc.
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing September 29, 2023		5,758	5,774,295
			$506,795,862

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Clothing / Textiles — 0.1%
Tumi, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing April 25, 2025		10,249	$10,246,566
			$10,246,566

Conglomerates — 0.1%
Penn Engineering & Manufacturing Corp.
Term Loan, 5.04%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		2,814	$2,823,170
SGB-SMIT Management GmbH
Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing July 18, 2024	EUR	6,713	6,728,580
			$9,551,750

Containers and Glass Products — 2.7%
Anchor Glass Container Corporation
Term Loan, 5.08%, (USD LIBOR + 2.75%), Maturing December 7, 2023(4)		5,576	$4,990,558
Berlin Packaging, LLC
Term Loan, 5.28%, (USD LIBOR + 3.00%), Maturing November 7, 2025(4)		8,783	8,787,554
Berry Global, Inc.
Term Loan, Maturing January 6, 2021(5)		1,000	999,286
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		15,319	15,330,569
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing January 19, 2024		7,388	7,385,195
BWAY Holding Company
Term Loan, 5.66%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		28,062	27,939,585
Consolidated Container Company, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		6,247	6,263,648
Crown Americas, LLC
Term Loan, 2.38%, (1 mo. EURIBOR + 2.38%), Maturing April 3, 2025	EUR	6,658	7,608,049
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing April 3, 2025		6,964	6,988,302
Flex Acquisition Company, Inc.
Term Loan, 5.26%, (1 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		41,582	41,574,381
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		17,531	17,582,709
Libbey Glass, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		10,347	10,334,336

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Pelican Products, Inc.
Term Loan, 5.77%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025		7,057	$7,072,013
Reynolds Group Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		60,040	60,166,657
Ring Container Technologies Group, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024		9,954	9,965,975
SIG Combibloc Holdings S.C.A.
Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing September 5, 2025	EUR	4,500	5,156,816
Trident TPI Holdings, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		19,298	19,177,406
Verallia Packaging S.A.S
Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	31,357	35,590,292
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing August 29, 2025	EUR	16,850	19,167,167
			$312,080,498

Cosmetics / Toiletries — 0.2%
KIK Custom Products, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023		25,180	$25,132,421
			$25,132,421

Drugs — 3.2%
Albany Molecular Research, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024		15,370	$15,394,726
Alkermes, Inc.
Term Loan, 4.54%, (1 mo. USD LIBOR + 2.25%), Maturing March 23, 2023		19,075	19,158,385
Amneal Pharmaceuticals, LLC
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		40,614	40,850,351
Arbor Pharmaceuticals, Inc.
Term Loan, 7.49%, (6 mo. USD LIBOR + 5.00%), Maturing July 5, 2023		29,557	29,631,291
Bausch Health Companies, Inc.
Term Loan, 5.27%, (1 mo. USD LIBOR + 3.00%), Maturing June 1, 2025		72,332	72,508,176
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 6.56%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024		52,115	52,353,740

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)
Horizon Pharma, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2024	15,931	$15,991,204
Jaguar Holding Company II
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022	67,931	67,808,660
Mallinckrodt International Finance S.A.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	24,432	24,179,097
Term Loan, 5.52%, (6 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	9,701	9,650,726
PharMerica Corporation
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing December 6, 2024	11,650	11,707,870
Term Loan - Second Lien, 10.03%, (1 mo. USD LIBOR + 7.75%), Maturing December 7, 2025	4,650	4,655,813
		$363,890,039

Ecological Services and Equipment — 0.8%
Advanced Disposal Services, Inc.
Term Loan, 4.46%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	39,148	$39,196,471
Clean Harbors, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing June 27, 2024	3,135	3,144,458
EnergySolutions, LLC
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	16,758	16,904,633
GFL Environmental, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing May 30, 2025	25,287	24,979,248
Term Loan, 7.00%, (3 mo. USD Prime + 1.75%), Maturing May 30, 2025	3,149	3,110,789
Wastequip, LLC
Term Loan, 5.79%, (1 mo. USD LIBOR + 3.50%), Maturing March 20, 2025	1,493	1,501,363
Wrangler Buyer Corp.
Term Loan, 5.01%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	7,945	7,958,468
		$96,795,430

Electronics / Electrical — 10.5%
Almonde, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	45,404	$45,204,887

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Answers Finance, LLC
Term Loan - Second Lien, 9.00%, (3 mo. USD Prime + 7.90%, Cap 1.10%), Maturing September 15, 2021		4,622	$4,529,110
Applied Systems, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024		29,309	29,410,723
Aptean, Inc.
Term Loan, 6.64%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022		12,682	12,714,086
Term Loan - Second Lien, 11.89%, (3 mo. USD LIBOR + 9.50%), Maturing December 14, 2023		4,335	4,356,675
Avast Software B.V.
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2023		16,787	16,870,885
Barracuda Networks, Inc.
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing February 12, 2025		17,955	17,988,666
Blackhawk Network Holdings, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing June 15, 2025		9,401	9,431,992
BMC Software Finance, Inc.
Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	3,450	3,954,453
Term Loan, 6.65%, (3 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		37,350	37,513,406
Campaign Monitor Finance Pty. Limited
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021		12,999	12,136,903
Celestica, Inc.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2025		4,713	4,686,676
Cohu, Inc.
Term Loan, 5.40%, (3 mo. USD LIBOR + 3.00%), Maturing September 20, 2025		10,525	10,544,734
CommScope, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 29, 2022		4,600	4,617,175
CPI International, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024		11,297	11,311,594
Cypress Semiconductor Corporation
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing July 5, 2021		10,915	10,912,974
DigiCert, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing October 31, 2024		18,823	18,849,152

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Electro Rent Corporation
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024		13,018	$13,164,579
Energizer Holdings, Inc.
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing June 30, 2022		8,276	8,294,048
Term Loan, Maturing June 20, 2025(5)		6,525	6,563,008
Entegris, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2021		2,248	2,256,419
Epicor Software Corporation
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022		16,694	16,740,145
Exact Merger Sub, LLC
Term Loan, 6.64%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		7,004	7,063,352
EXC Holdings III Corp.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024		5,434	5,481,484
Financial & Risk US Holdings, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025		14,225	14,118,313
Flexera Software, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing February 26, 2025		11,302	11,342,342
GlobalLogic Holdings, Inc.
Term Loan, 1.63%, Maturing August 1, 2025(2)		763	768,695
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025		5,338	5,380,867
Go Daddy Operating Company, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024		58,907	59,040,296
GoodRx, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing October 10, 2025		3,525	3,544,828
GTCR Valor Companies, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023		22,302	22,336,982
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing June 20, 2023	EUR	2,970	3,384,996
Hyland Software, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024		34,373	34,565,962
Infoblox, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		17,452	17,604,703

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Infor (US), Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		84,472	$84,286,945
Informatica, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	6,011	6,865,402
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		40,411	40,581,248
Lattice Semiconductor Corporation
Term Loan, 6.53%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021		5,957	5,993,907
MA FinanceCo., LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		40,454	40,190,647
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		5,895	5,850,690
MACOM Technology Solutions Holdings, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		19,414	18,831,132
Marcel LUX IV S.a.r.l.
Term Loan, Maturing September 26, 2025(5)	EUR	2,650	3,019,347
Term Loan, Maturing September 26, 2025(5)		3,250	3,262,188
Microchip Technology Incorporated
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025		27,537	27,461,223
MTS Systems Corporation
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		851	855,149
Prometric Holdings, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025		3,358	3,370,718
Renaissance Holding Corp.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025		14,389	14,340,979
Term Loan - Second Lien, 9.30%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026		2,175	2,170,922
Resideo Funding, Inc.
Term Loan, 4.49%, (3 mo. USD LIBOR + 2.00%), Maturing October 24, 2025		4,650	4,673,250
Rocket Software, Inc.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing October 14, 2023		12,666	12,714,808
Seattle Spinco, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		39,810	39,523,571
SGS Cayman L.P.
Term Loan, 7.76%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		1,129	1,077,278

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
SkillSoft Corporation
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	61,434	$56,857,622
SolarWinds Holdings, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 5, 2024	27,290	27,384,902
Southwire Company
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing May 19, 2025	6,858	6,884,387
Sparta Systems, Inc.
Term Loan, 5.79%, (1 mo. USD LIBOR + 3.50%), Maturing August 21, 2024	3,465	3,287,419
SS&C Technologies Holdings Europe S.a.r.l.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	20,387	20,311,663
SS&C Technologies, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	11,625	11,600,297
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	52,597	52,403,671
SurveyMonkey, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	13,520	13,587,797
Sutherland Global Services, Inc.
Term Loan, 7.76%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	4,849	4,627,933
Switch, Ltd.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	2,814	2,823,755
Tibco Software, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020	24,789	24,834,991
TriTech Software Systems
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	12,050	12,100,212
TTM Technologies, Inc.
Term Loan, 4.76%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	3,424	3,426,393
Uber Technologies
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	49,779	49,887,700
Term Loan, 6.28%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	28,285	28,378,179
Ultra Clean Holdings, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	11,200	11,018,000

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Verifone Systems, Inc.
Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025		11,500	$11,523,000
Veritas Bermuda, Ltd.
Term Loan, 6.82%, (USD LIBOR + 4.50%), Maturing January 27, 2023(4)		22,663	21,683,357
Vero Parent, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing August 16, 2024		18,167	18,236,895
Wall Street Systems Delaware, Inc.
Term Loan, 4.00%, (3 mo. EURIBOR + 3.00%, Floor 1.00%), Maturing November 21, 2024	EUR	6,600	7,556,617
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		8,436	8,394,069
Western Digital Corporation
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023		11,464	11,411,935
			$1,209,975,308

Equipment Leasing — 0.8%
Avolon TLB Borrower 1 (US), LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025		77,318	$77,205,115
Delos Finance S.a.r.l.
Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023		1,000	1,002,679
IBC Capital Limited
Term Loan, 6.09%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023		6,965	6,965,000
United Rentals, Inc.
Term Loan, Maturing October 1, 2025(5)		11,925	11,992,078
			$97,164,872

Financial Intermediaries — 2.8%
Citco Funding, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 31, 2022		33,550	$33,675,966
Clipper Acquisitions Corp.
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		13,200	13,216,645
Ditech Holding Corporation
Term Loan, 8.30%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2022		36,853	34,273,405
Donnelley Financial Solutions, Inc.
Term Loan, 5.22%, (1 week USD LIBOR + 3.00%), Maturing October 2, 2023		3,317	3,325,436

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
EIG Management Company, LLC
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		3,010	$3,030,568
Evergood 4 ApS
Term Loan, Maturing February 6, 2025(5)	EUR	1,362	1,555,988
Term Loan, Maturing February 6, 2025(5)	EUR	7,263	8,298,601
Focus Financial Partners, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024		22,419	22,481,854
Fortress Investment Group, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022		11,208	11,217,745
Franklin Square Holdings L.P.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025		6,525	6,553,469
Freedom Mortgage Corporation
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing February 23, 2022		35,199	35,507,193
Greenhill & Co., Inc.
Term Loan, 6.05%, (USD LIBOR + 3.75%), Maturing October 12, 2022(4)		12,200	12,275,935
GreenSky Holdings, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		15,845	15,924,602
Guggenheim Partners, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023		36,961	37,238,334
Harbourvest Partners, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing March 1, 2025		15,776	15,808,639
Jefferies Finance, LLC
Term Loan, 4.94%, (3 mo. USD LIBOR + 2.50%), Maturing August 2, 2024		1,980	1,987,425
LPL Holdings, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024		16,358	16,409,593
MIP Delaware, LLC
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing March 9, 2020		1,554	1,557,506
Ocwen Financial Corporation
Term Loan, 7.28%, (1 mo. USD LIBOR + 5.00%), Maturing December 5, 2020		2,832	2,847,696
Sesac Holdco II, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 23, 2024		10,428	10,415,292
StepStone Group L.P.
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025		6,940	7,000,851

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Victory Capital Holdings, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing February 12, 2025		3,942	$3,958,028
Virtus Investment Partners, Inc.
Term Loan, 4.91%, (3 mo. USD LIBOR + 2.50%), Maturing June 1, 2024		7,245	7,271,984
Walker & Dunlop, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 11, 2020		11,554	11,626,251
			$317,459,006

Food Products — 3.4%
Alphabet Holding Company, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		36,557	$34,991,993
Badger Buyer Corp.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		5,029	5,026,082
CHG PPC Parent, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025		8,703	8,692,309
Del Monte Foods, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		26,384	23,481,327
Dole Food Company, Inc.
Term Loan, 5.05%, (USD LIBOR + 2.75%), Maturing April 6, 2024(4)		19,843	19,819,821
Froneri International PLC
Term Loan, 2.63%, (3 mo. EURIBOR + 2.63%), Maturing January 22, 2025	EUR	28,850	32,892,859
Term Loan, 3.98%, (1 mo. GBP LIBOR + 3.25%), Maturing January 22, 2025	GBP	12,010	15,450,213
Hearthside Food Solutions, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 23, 2025		10,329	10,170,719
High Liner Foods Incorporated
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021		15,165	14,368,488
HLF Financing S.a.r.l.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025		16,350	16,431,750
Jacobs Douwe Egberts International B.V.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing July 1, 2022	EUR	3,602	4,105,150
Term Loan, 4.63%, (3 mo. USD LIBOR + 2.25%), Maturing July 1, 2022		20,951	20,996,351
Term Loan, Maturing November 1, 2025(5)		9,000	9,019,692

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
JBS USA, LLC
Term Loan, 4.84%, (3 mo. USD LIBOR + 2.50%), Maturing October 30, 2022		104,702	$104,824,990
Mastronardi Produce Limited
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		3,317	3,341,563
Nomad Foods Europe Midco Limited
Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing May 15, 2024	EUR	6,800	7,755,176
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		16,909	16,852,144
Post Holdings, Inc.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		12,176	12,171,595
Refresco Group B.V.
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing March 28, 2025	EUR	13,118	14,864,892
Term Loan, 4.80%, (3 mo. GBP LIBOR + 4.00%), Maturing March 28, 2025	GBP	1,500	1,915,759
Restaurant Technologies, Inc.
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		9,350	9,396,750
Valeo F1 Company Limited (Ireland)
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing August 27, 2024	EUR	6,000	6,778,912
			$393,348,535

Food Service — 1.8%
1011778 B.C. Unlimited Liability Company
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024		84,725	$84,486,890
Aramark Services, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025		9,606	9,624,436
Del Frisco’s Restaurant Group, Inc.
Term Loan, 8.31%, (1 mo. USD LIBOR + 6.00%), Maturing June 27, 2025		7,456	7,307,186
Dhanani Group, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing July 20, 2025		7,307	7,279,287
IRB Holding Corp.
Term Loan, 5.46%, (2 mo. USD LIBOR + 3.25%), Maturing February 5, 2025		27,566	27,576,313
KFC Holding Co.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		20,046	20,073,952

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
NPC International, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		8,984	$9,028,688
Seminole Hard Rock Entertainment, Inc.
Term Loan, 5.15%, (3 mo. USD LIBOR + 2.75%), Maturing May 14, 2020		3,908	3,922,281
TKC Holdings, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2023		10,613	10,631,948
US Foods, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023		12,329	12,325,980
Welbilt, Inc.
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		13,716	13,715,769
			$205,972,730

Food / Drug Retailers — 0.9%
Albertsons, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021		14,664	$14,659,812
Term Loan, 5.38%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022		8,588	8,576,691
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023		51,899	51,663,884
Term Loan, Maturing October 29, 2025(5)		2,650	2,632,113
Diplomat Pharmacy, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024		5,330	5,356,147
Holland & Barrett International
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	4,675	5,151,176
Term Loan, 6.05%, (3 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	11,175	13,641,113
			$101,680,936

Health Care — 8.4%
Acadia Healthcare Company, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022		3,054	$3,065,239
ADMI Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025		22,718	22,806,799
Akorn, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing April 16, 2021		17,825	16,543,981

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Alliance Healthcare Services, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023		11,503	$11,581,580
Term Loan - Second Lien, 12.30%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024		5,575	5,588,938
Argon Medical Devices, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 23, 2025		7,114	7,160,194
Athletico Management, LLC
Term Loan, Maturing October 31, 2025(5)		6,900	6,934,500
Auris Luxembourg III S.a.r.l.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 17, 2022	EUR	2,488	2,824,511
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 17, 2022		2,947	2,946,701
Avantor, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing November 21, 2024		18,262	18,407,530
BioClinica, Inc.
Term Loan, 6.75%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023		10,714	10,178,642
BW NHHC Holdco, Inc.
Term Loan, 7.29%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		11,771	11,564,516
Carestream Dental Equipment, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing September 1, 2024		6,143	6,119,926
CHG Healthcare Services, Inc.
Term Loan, 5.45%, (USD LIBOR + 3.00%), Maturing June 7, 2023(4)		36,550	36,716,462
Community Health Systems, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing January 27, 2021		15,985	15,692,159
Concentra, Inc.
Term Loan, 5.03%, (1 mo. USD LIBOR + 2.75%), Maturing June 1, 2022		10,800	10,840,824
Convatec, Inc.
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023		5,688	5,729,263
CPI Holdco, LLC
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		11,276	11,346,579
CryoLife, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		5,533	5,581,603
CTC AcquiCo GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing March 7, 2025	EUR	11,928	13,528,709

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
DJO Finance, LLC
Term Loan, 5.60%, (USD LIBOR + 3.25%), Maturing June 8, 2020(4)		25,682	$25,660,011
Elsan SAS
Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), Maturing October 31, 2022	EUR	8,500	9,733,161
Envision Healthcare Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		57,850	56,769,304
Equian, LLC
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing May 20, 2024		11,313	11,323,871
Gentiva Health Services, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		26,555	26,653,781
GHX Ultimate Parent Corporation
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024		10,424	10,423,611
Greatbatch Ltd.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022		10,600	10,653,672
Grifols Worldwide Operations USA, Inc.
Term Loan, 4.47%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025		42,907	42,989,735
Hanger, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		12,089	12,074,138
HCA, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 13, 2025		4,080	4,103,581
Indivior Finance S.a.r.l.
Term Loan, 7.03%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2022		9,056	9,032,989
Inovalon Holdings, Inc.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025		16,139	16,139,438
IQVIA, Inc.
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024		9,675	9,708,769
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025		12,548	12,585,506
Kinetic Concepts, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024		27,502	27,636,524
KUEHG Corp.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025		38,501	38,744,900
Term Loan - Second Lien, 10.64%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025		4,425	4,491,375

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Medical Solutions, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing June 9, 2024	8,407	$8,431,018
MedPlast Holdings, Inc.
Term Loan, 6.15%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	7,225	7,283,703
MPH Acquisition Holdings, LLC
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	49,976	49,933,374
National Mentor Holdings, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2021	5,306	5,305,900
Navicure, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	8,842	8,878,823
New Millennium Holdco, Inc.
Term Loan, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	3,250	1,787,228
One Call Corporation
Term Loan, 7.53%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	20,649	19,435,476
Ortho-Clinical Diagnostics S.A.
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	51,798	51,684,402
Parexel International Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	36,115	35,685,887
Press Ganey Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 23, 2023	13,121	13,151,112
Prospect Medical Holdings, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	13,358	13,433,013
R1 RCM, Inc.
Term Loan, 7.65%, (3 mo. USD LIBOR + 5.25%), Maturing May 8, 2025	6,758	6,758,063
RadNet, Inc.
Term Loan, 6.22%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2023	15,148	15,223,499
Select Medical Corporation
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	22,262	22,362,305
Sotera Health Holdings, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	13,887	13,912,784
Sound Inpatient Physicians
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 27, 2025	5,636	5,649,965

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Surgery Center Holdings, Inc.
Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing September 2, 2024		18,884	$18,872,447
Syneos Health, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing August 1, 2024		4,105	4,103,744
Team Health Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024		41,470	39,344,593
Tecomet, Inc.
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2024		8,616	8,644,205
U.S. Anesthesia Partners, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024		15,862	15,911,969
Universal Health Services, Inc.
Term Loan, Maturing October 18, 2025(5)		5,600	5,628,000
Universal Hospital Services, Inc.
Term Loan, Maturing October 18, 2025(5)		5,750	5,793,125
Verscend Holding Corp.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		26,200	26,412,875
Wink Holdco, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024		5,260	5,256,962
			$962,767,494

Home Furnishings — 0.6%
Bright Bidco B.V.
Term Loan, 5.86%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)		18,386	$18,052,908
Serta Simmons Bedding, LLC
Term Loan, 5.77%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		56,548	51,416,212
			$69,469,120

Industrial Equipment — 3.9%
AL Alpine AT Bidco GmbH
Term Loan, Maturing September 30, 2025(5)		2,875	$2,882,187
Term Loan, Maturing September 30, 2025(5)	EUR	5,500	6,270,069
Altra Industrial Motion Corp.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		9,425	9,413,219
Apex Tool Group, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022		27,384	27,068,905

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
CFSP Acquisition Corp.
Term Loan, 1.00%, Maturing March 20, 2025(2)		1,031	$1,022,945
Term Loan, 5.29%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025		4,546	4,512,380
Clark Equipment Company
Term Loan, 4.38%, (USD LIBOR + 2.00%), Maturing May 18, 2024(4)		21,386	21,346,022
Delachaux S.A.
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing October 28, 2021	EUR	3,000	3,438,302
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing October 28, 2021		7,407	7,462,972
DexKo Global, Inc.
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	3,001	3,424,725
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	7,502	8,561,813
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		12,144	12,192,468
DXP Enterprises, Inc.
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		5,742	5,785,065
Engineered Machinery Holdings, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		9,512	9,432,526
EWT Holdings III Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		28,309	28,273,246
Filtration Group Corporation
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	4,403	5,022,240
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		21,815	21,933,549
Gardner Denver, Inc.
Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	6,269	7,138,544
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		11,651	11,695,888
Gates Global, LLC
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	9,530	10,826,052
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		38,250	38,359,648
Hamilton Holdco, LLC
Term Loan, 4.40%, (3 mo. USD LIBOR + 2.00%), Maturing July 2, 2025		9,950	9,959,396

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Harsco Corporation
Term Loan, 4.56%, (1 mo. USD LIBOR + 2.25%), Maturing December 6, 2024		3,630	$3,647,412
Hayward Industries, Inc.
Term Loan, 5.79%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		4,950	4,983,259
LTI Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		5,900	5,903,687
Milacron, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		28,781	28,844,334
Minimax GmbH & Co. KG
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing July 31, 2025	EUR	3,475	3,979,535
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2025		5,075	5,106,719
Paladin Brands Holding, Inc.
Term Loan, 7.89%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022		13,783	13,834,355
Pro Mach Group, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing March 7, 2025		2,662	2,653,307
Rexnord, LLC
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing August 21, 2024		23,084	23,148,608
Robertshaw US Holding Corp.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025		22,934	22,704,630
Shape Technologies Group, Inc.
Term Loan, 5.30%, (USD LIBOR + 3.00%), Maturing April 20, 2025(4)		9,900	9,894,000
Tank Holding Corp.
Term Loan, 5.81%, (USD LIBOR + 3.50%), Maturing March 17, 2022(4)		8,365	8,392,337
Terex Corporation
Term Loan, 4.29%, (2 mo. USD LIBOR + 2.00%), Maturing January 31, 2024		2,955	2,951,306
Thermon Industries, Inc.
Term Loan, 6.01%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024		3,654	3,681,481
Titan Acquisition Limited
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		36,417	34,383,730
Wittur GmbH
Term Loan, 5.00%, (3 mo. EURIBOR + 4.00%, Floor 1.00%), Maturing March 31, 2022	EUR	14,300	16,389,238
			$446,520,099

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance — 2.8%
Alliant Holdings I, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		26,870	$26,876,246
AmWINS Group, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		36,969	37,108,065
Asurion, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		28,197	28,275,965
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		33,383	33,466,785
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2024		2,244	2,250,547
Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		28,975	29,789,922
Financiere CEP SAS
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing January 16, 2025	EUR	5,725	6,461,728
FrontDoor, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing August 14, 2025		5,675	5,717,562
Hub International Limited
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		57,506	57,444,286
NFP Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		39,637	39,567,338
Sedgwick Claims Management Services, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2021		12,336	12,348,796
USI, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		37,627	37,457,272
			$316,764,512

Leisure Goods / Activities / Movies — 3.3%
AMC Entertainment Holdings, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023		9,999	$10,015,201
Ancestry.com Operations, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023		47,618	47,796,818
Bombardier Recreational Products, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		43,993	43,947,557
Bright Horizons Family Solutions, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing November 7, 2023		10,466	10,483,615

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022		10,514	$10,401,160
ClubCorp Holdings, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		21,148	20,848,831
Crown Finance US, Inc.
Term Loan, 2.63%, (1 mo. EURIBOR + 2.63%), Maturing February 28, 2025	EUR	9,652	10,978,235
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		25,333	25,260,618
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		33,135	32,828,763
Emerald Expositions Holding, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		18,842	18,841,536
Etraveli Holding AB
Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing August 2, 2024	EUR	8,800	10,054,537
Lindblad Expeditions, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		278	280,827
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		2,154	2,176,412
Live Nation Entertainment, Inc.
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing October 31, 2023		42,417	42,529,245
Match Group, Inc.
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		7,797	7,855,352
Sabre GLBL, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		995	995,964
SeaWorld Parks & Entertainment, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		21,259	21,258,584
SRAM, LLC
Term Loan, 5.10%, (2 mo. USD LIBOR + 2.75%), Maturing March 15, 2024		22,639	22,695,349
Steinway Musical Instruments, Inc.
Term Loan, 6.03%, (1 mo. USD LIBOR + 3.75%), Maturing February 13, 2025		9,826	9,837,907
Travel Leaders Group, LLC
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		11,372	11,506,537

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
UFC Holdings, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023		15,484	$15,591,831
			$376,184,879

Lodging and Casinos — 4.0%
Aristocrat Technologies, Inc.
Term Loan, 4.22%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		14,979	$14,943,821
Azelis Finance S.A.
Term Loan, Maturing July 31, 2025(5)	EUR	4,600	5,272,604
Boyd Gaming Corporation
Term Loan, 4.47%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		12,113	12,148,608
Churchill Downs Incorporated
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2024		3,474	3,486,777
CityCenter Holdings, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		40,326	40,294,100
Eldorado Resorts, LLC
Term Loan, 4.56%, (1 mo. USD LIBOR + 2.25%), Maturing April 17, 2024		11,596	11,625,461
ESH Hospitality, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing August 30, 2023		26,492	26,510,745
Four Seasons Hotels Limited
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		9,137	9,145,821
Global Business Travel Holdings Limited
Term Loan, 4.84%, (3 mo. USD LIBOR + 2.50%), Maturing July 20, 2025		3,000	3,022,500
Golden Nugget, Inc.
Term Loan, 5.23%, (USD LIBOR + 2.75%), Maturing October 4, 2023(4)		45,242	45,393,666
GVC Holdings PLC
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 29, 2024	EUR	16,575	18,869,688
Term Loan, 4.30%, (3 mo. GBP LIBOR + 3.50%), Maturing March 29, 2024	GBP	7,500	9,635,432
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 29, 2024		12,537	12,560,507
Hanjin International Corp.
Term Loan, 4.94%, (3 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		5,650	5,650,000
Hilton Worldwide Finance, LLC
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing October 25, 2023		47,618	47,710,115

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Hospitality Investors Trust
Term Loan, 5.29%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2019		5,100	$5,085,210
Las Vegas Sands, LLC
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 27, 2025		17,085	17,047,045
MGM Growth Properties Operating Partnership L.P.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		29,030	28,975,929
Playa Resorts Holding B.V.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		28,083	27,713,996
Richmond UK Bidco Limited
Term Loan, 4.98%, (1 mo. GBP LIBOR + 4.25%), Maturing March 3, 2024	GBP	2,914	3,629,751
Stars Group Holdings B.V. (The)
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	11,225	12,863,657
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		54,189	54,426,265
VICI Properties 1, LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		25,293	25,265,511
Wyndham Hotels & Resorts, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025		14,900	14,913,037
			$456,190,246

Nonferrous Metals / Minerals — 0.6%
CD&R Hydra Buyer, Inc.
Term Loan, 7.50%, (0.00% Cash, 7.50% PIK), Maturing August 15, 2021(3)(7)		561	$478,401
Dynacast International, LLC
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		14,797	14,833,648
Murray Energy Corporation
Term Loan, 9.78%, (3 mo. USD LIBOR + 7.25%), Maturing October 17, 2022		22,036	20,089,883
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(6)		2,878	221,866
Oxbow Carbon, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing January 4, 2023		7,098	7,125,057
Term Loan - Second Lien, 9.80%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024		8,500	8,691,250

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Rain Carbon GmbH
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 16, 2025	EUR	15,625	$17,794,999
			$69,235,104

Oil and Gas — 1.8%
Ameriforge Group, Inc.
Term Loan, 9.39%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022		21,660	$21,822,267
Apergy Corporation
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		3,926	3,934,383
BCP Raptor, LLC
Term Loan, 6.64%, (2 mo. USD LIBOR + 4.25%), Maturing June 24, 2024		4,707	4,658,400
Centurion Pipeline Company, LLC
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing September 29, 2025		3,225	3,253,219
CITGO Petroleum Corporation
Revolving Loan, 0.51%, Maturing July 23, 2019(2)		12,500	12,418,750
Term Loan, 5.90%, (3 mo. USD LIBOR + 3.50%), Maturing July 29, 2021		15,600	15,612,995
Delek US Holdings, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025		5,303	5,310,004
Fieldwood Energy, LLC
Term Loan, 7.55%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022		25,506	25,728,777
Term Loan - Second Lien, 9.55%, (1 mo. USD LIBOR + 7.25%), Maturing April 11, 2023		2,952	2,826,402
Green Plains Renewable Energy, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023		11,212	11,342,558
McDermott Technology Americas, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing May 10, 2025		14,229	14,128,901
Medallion Midland Acquisition, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 30, 2024		1,925	1,912,156
MEG Energy Corp.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing December 31, 2023		9,748	9,782,133
PSC Industrial Holdings Corp.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024		9,305	9,327,949

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sheridan Investment Partners II L.P.
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	938	$850,796
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	2,514	2,281,289
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	18,071	16,399,503
Sheridan Production Partners I, LLC
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	1,419	1,357,813
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	2,324	2,222,987
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	17,536	16,776,219
Southcross Energy Partners L.P.
Term Loan, 6.64%, (3 mo. USD LIBOR + 4.25%), Maturing August 4, 2021	7,687	6,884,234
Ultra Resources, Inc.
Term Loan, 5.47%, (3 mo. USD LIBOR + 3.00%), Maturing April 12, 2024	15,825	14,865,609
		$203,697,344

Publishing — 1.0%
Ascend Learning, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	13,921	$13,938,122
Getty Images, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	44,096	43,690,504
Harland Clarke Holdings Corp.
Term Loan, 7.14%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	11,901	11,186,515
Lamar Media Corporation
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing March 14, 2025	6,070	6,089,730
LSC Communications, Inc.
Term Loan, 7.80%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	9,636	9,684,180
Merrill Communications, LLC
Term Loan, 7.78%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	3,413	3,446,869
Multi Color Corporation
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2022	3,428	3,427,793
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2024	9,609	9,640,632

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
ProQuest, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 24, 2021	14,126	$14,202,793
Tweddle Group, Inc.
Term Loan, 6.95%, (3 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	2,730	2,648,646
		$117,955,784

Radio and Television — 2.3%
ALM Media Holdings, Inc.
Term Loan, 6.89%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	8,238	$7,537,664
AP NMT Acquisition B.V.
Term Loan, 8.15%, (3 mo. USD LIBOR + 5.75%), Maturing August 13, 2021	3,743	3,750,094
CBS Radio, Inc.
Term Loan, 5.04%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	15,128	15,075,891
Cumulus Media New Holdings, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing May 15, 2022	49,053	48,447,944
E.W. Scripps Company (The)
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 2, 2024	4,133	4,134,110
Entravision Communications Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	12,029	11,898,195
Gray Television, Inc.
Term Loan, 4.52%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	5,810	5,819,696
Hubbard Radio, LLC
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	9,823	9,834,894
iHeartCommunications, Inc.
Term Loan, 0.00%, Maturing January 30, 2019(6)	33,740	24,538,665
Term Loan, 0.00%, Maturing July 30, 2019(6)	5,384	3,906,615
Mission Broadcasting, Inc.
Term Loan, Maturing January 17, 2024(5)	4,341	4,344,249
NEP/NCP Holdco, Inc.
Term Loan, 5.47%, (3 mo. USD LIBOR + 3.25%), Maturing October 20, 2025	3,750	3,770,509
Nexstar Broadcasting, Inc.
Term Loan, Maturing January 17, 2024(5)	27,134	27,156,969
Raycom TV Broadcasting, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing August 23, 2024	12,103	12,125,443

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Sinclair Television Group, Inc.
Term Loan, 4.56%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	14,222	$14,230,576
Univision Communications, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	67,419	64,792,932
		$261,364,446

Retailers (Except Food and Drug) — 2.4%
Ascena Retail Group, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	14,167	$13,781,404
Bass Pro Group, LLC
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	12,573	12,592,639
BJ’s Wholesale Club, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing February 3, 2024	18,496	18,558,616
CDW, LLC
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing August 17, 2023	20,931	20,986,790
Coinamatic Canada, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	270	269,963
David’s Bridal, Inc.
Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	23,569	18,933,388
Evergreen Acqco 1 L.P.
Term Loan, 6.22%, (3 mo. USD LIBOR + 3.75%), Maturing July 9, 2019	23,918	23,289,751
Global Appliance, Inc.
Term Loan, 6.31%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	12,029	11,953,322
Go Wireless, Inc.
Term Loan, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing December 22, 2024	4,720	4,631,115
Harbor Freight Tools USA, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2023	5,846	5,765,038
Hoya Midco, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	14,017	13,973,319
J. Crew Group, Inc.
Term Loan, 5.35%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	26,063	21,350,492
LSF9 Atlantis Holdings, LLC
Term Loan, 8.28%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	12,279	11,849,145

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Neiman Marcus Group Ltd., LLC
Term Loan, 5.53%, (1 mo. USD LIBOR + 3.25%), Maturing October 25, 2020	23,377	$21,326,662
Party City Holdings, Inc.
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing August 19, 2022	7,698	7,736,244
PetSmart, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing March 11, 2022	43,855	37,303,911
PFS Holding Corporation
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	9,980	5,738,356
Pier 1 Imports (U.S.), Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	9,455	7,067,846
Radio Systems Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	4,691	4,702,352
Shutterfly, Inc.
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2024	6,185	6,198,675
Staples, Inc.
Term Loan, 6.34%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	6,774	6,761,112
		$274,770,140

Steel — 0.9%
Aleris International, Inc.
Term Loan, Maturing February 27, 2023(5)	3,000	$3,032,499
Atkore International, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	19,438	19,474,417
GrafTech Finance, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	34,538	34,753,674
Neenah Foundry Company
Term Loan, 8.84%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	8,903	8,858,609
Phoenix Services International, LLC
Term Loan, 6.03%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	9,776	9,867,524
Zekelman Industries, Inc.
Term Loan, 4.62%, (3 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	30,122	30,117,646
		$106,104,369

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Surface Transport — 0.6%
Agro Merchants NAI Holdings, LLC
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024		11,406	$11,484,273
Avis Budget Car Rental, LLC
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing February 13, 2025		5,716	5,705,370
Hertz Corporation (The)
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023		10,401	10,362,434
Kenan Advantage Group, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		1,821	1,821,248
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		6,568	6,569,844
PODS, LLC
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.75%), Maturing December 6, 2024		6,881	6,849,550
Stena International S.a.r.l.
Term Loan, 5.39%, (1 mo. USD LIBOR + 3.00%), Maturing March 3, 2021		25,437	24,801,531
XPO Logistics, Inc.
Term Loan, 4.51%, (3 mo. USD LIBOR + 2.00%), Maturing February 24, 2025		6,775	6,799,464
			$74,393,714

Telecommunications — 4.9%
CenturyLink, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025		73,787	$73,030,401
Ciena Corporation
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing September 26, 2025		13,175	13,212,048
Colorado Buyer, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		16,572	16,561,456
Consolidated Communications, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2023		878	867,192
Digicel International Finance Limited
Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		14,649	14,062,830
eircom Finco S.a.r.l.
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 19, 2024	EUR	34,450	39,310,034
Frontier Communications Corp.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		21,478	20,833,781

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Gamma Infrastructure III B.V.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	16,287	$18,527,822
Global Eagle Entertainment, Inc.
Term Loan, 10.02%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		19,052	19,718,523
Intelsat Jackson Holdings S.A.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing November 27, 2023		35,250	35,298,469
Term Loan, 6.79%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		18,300	19,291,256
IPC Corp.
Term Loan, 7.03%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		11,591	11,184,967
Level 3 Financing, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing February 22, 2024		35,850	35,917,219
Lumentum Holdings
Term Loan, Maturing August 7, 2025(5)		7,175	7,210,875
Mitel Networks Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing September 25, 2023		4,724	4,777,420
Onvoy, LLC
Term Loan, 6.89%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		12,830	12,444,736
Plantronics, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		16,250	16,232,223
SBA Senior Finance II, LLC
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing April 11, 2025		33,070	33,042,123
Sprint Communications, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		61,781	61,742,256
Syniverse Holdings, Inc.
Term Loan, 7.28%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		11,343	11,405,387
TDC A/S
Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing May 31, 2025	EUR	43,285	49,410,149
Telesat Canada
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		49,781	49,858,511
Zayo Group, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing January 19, 2024		4,000	4,010,624
			$567,950,302

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities — 1.7%
Brookfield WEC Holdings, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing August 1, 2025	28,625	$28,857,578
Calpine Construction Finance Company L.P.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	2,648	2,647,302
Calpine Corporation
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing December 31, 2019	4,827	4,828,387
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing May 31, 2023	5,255	5,243,305
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	47,252	47,150,112
Dayton Power & Light Company (The)
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing August 24, 2022	5,453	5,473,323
Granite Acquisition, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	1,707	1,716,284
Term Loan, 5.90%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	37,472	37,678,349
Lightstone Generation, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	1,183	1,168,198
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	22,026	21,750,380
Longview Power, LLC
Term Loan, 8.53%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	3,531	3,070,089
Talen Energy Supply, LLC
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023	6,165	6,195,096
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024	11,182	11,216,522
USIC Holdings, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	7,969	8,006,941
Vistra Energy Corp.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025	12,643	12,619,606
Vistra Operations Company, LLC
Term Loan, Maturing December 14, 2023(5)	2,500	2,505,208
		$200,126,680

Total Senior Floating-Rate Loans (identified cost $10,411,896,801)		$10,264,654,655

Corporate Bonds & Notes — 2.4%
Security		Principal Amount* (000’s omitted)	Value

Automotive — 0.1%
Tenneco, Inc.
4.875%, (3 mo. EURIBOR + 4.875%), 4/15/24(8)(9)	EUR	6,000	$6,867,443
			$6,867,443

Business Equipment and Services — 0.1%
Travelport Corporate Finance PLC
6.00%, 3/15/26(8)		15,600	$15,678,000
			$15,678,000

Cable and Satellite Television — 0.0%(10)
Virgin Media Secured Finance PLC
5.25%, 1/15/26(8)		3,635	$3,403,269
			$3,403,269

Chemicals and Plastics — 0.2%
Hexion, Inc.
6.625%, 4/15/20		16,525	$14,665,937
PQ Corp.
6.75%, 11/15/22(8)		4,000	4,135,000
			$18,800,937

Containers and Glass Products — 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20		23,743	$23,772,818
5.936%, (3 mo. USD LIBOR + 3.50%), 7/15/21(8)(9)		9,925	10,049,062
			$33,821,880

Drugs — 0.4%
Bausch Health Companies, Inc.
6.50%, 3/15/22(8)		11,092	$11,507,950
7.00%, 3/15/24(8)		14,419	15,135,480
5.50%, 11/1/25(8)		19,675	19,355,281
			$45,998,711

Entertainment — 0.1%
Vue International Bidco PLC
4.932%, (3 mo. EURIBOR + 5.25%), 7/15/20(8)(9)	EUR	8,625	$9,791,090
			$9,791,090

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Products — 0.0%(10)
Iceland Bondco PLC
5.063%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(8)(9)	GBP	1,428	$1,825,413
			$1,825,413

Health Care — 0.7%
Avantor, Inc.
6.00%, 10/1/24(8)		13,105	$13,105,000
CHS/Community Health Systems, Inc.
5.125%, 8/1/21		7,500	7,143,750
6.25%, 3/31/23		16,650	15,375,442
HCA, Inc.
4.75%, 5/1/23		9,766	9,888,075
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(8)		10,550	11,196,188
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	12,831,875
4.375%, 10/1/21		9,700	9,639,375
			$79,179,705

Leisure Goods / Activities / Movies — 0.0%(10)
National CineMedia, LLC
6.00%, 4/15/22		5,250	$5,328,750
			$5,328,750

Oil and Gas — 0.1%
CITGO Petroleum Corp.
6.25%, 8/15/22(8)		11,500	$11,385,000
			$11,385,000

Radio and Television — 0.1%
iHeartCommunications, Inc.
9.00%, 12/15/19(6)		8,994	$6,520,650
Univision Communications, Inc.
6.75%, 9/15/22(8)		2,629	2,688,153
5.125%, 2/15/25(8)		5,500	5,040,750
			$14,249,553

Retailers (Except Food and Drug) — 0.1%
Fresh Market, Inc. (The)
9.75%, 5/1/23(8)		12,550	$9,224,250
			$9,224,250

Security		Principal Amount* (000’s omitted)	Value

Telecommunications — 0.1%
Wind Tre SpA
2.75%, (3 mo. EURIBOR + 2.75%), 1/20/24(8)(9)	EUR	6,675	$7,016,467
			$7,016,467

Utilities — 0.1%
Calpine Corp.
6.00%, 1/15/22(8)		3,000	$3,026,250
5.875%, 1/15/24(8)		5,000	5,012,500
5.25%, 6/1/26 (8)		10,925	10,078,312
			$18,117,062

Total Corporate Bonds & Notes (identified cost $291,386,078)			$280,687,530

Asset-Backed Securities — 2.1%
Security		Principal Amount (000’s omitted)	Value
Alinea CLO, Ltd.
Series 2018-1A, Class D, 5.407%, (3 mo. USD LIBOR + 3.10%), 7/20/31(8)(9)		$2,500	$2,491,165
Series 2018-1A, Class E, 8.307%, (3 mo. USD LIBOR + 6.00%), 7/20/31(8)(9)		3,000	3,005,393
AMMC CLO XII, Ltd.
Series 2013-12A, Class ER, 8.521%, (3 mo. USD LIBOR + 6.18%), 11/10/30(8)(9)		3,525	3,539,463
Apidos CLO XX
Series 2015-20A, Class DR, 8.136%, (3 mo. USD LIBOR + 5.70%), 7/16/31(8)(9)		2,375	2,380,821
Ares XLIX CLO, Ltd.
Series 2018-49A, Class D, 5.343%, (3 mo. USD LIBOR + 3.00%), 7/22/30(8)(9)		2,500	2,508,792
Series 2018-49A, Class E, 8.043%, (3 mo. USD LIBOR + 5.70%), 7/22/30(8)(9)		3,500	3,481,208
Ares XXXIIR CLO, Ltd.
Series 2014-32RA, Class C, 5.214%, (3 mo. USD LIBOR + 2.90%), 5/15/30(8)(9)		5,000	4,982,965
Ares XXXVR CLO, Ltd.
Series 2015-35RA, Class E, 8.039%, (3 mo. USD LIBOR + 5.70%), 7/15/30(8)(9)		4,000	4,015,292
Babson CLO, Ltd.
Series 2015-IA, Class DR, 5.069%, (3 mo. USD LIBOR + 2.60%), 1/20/31(8)(9)		2,500	2,473,390
Series 2016-1A, Class DR, 5.527%, (3 mo. USD LIBOR + 3.05%), 7/23/30(8)(9)		1,250	1,252,523

45	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Babson CLO, Ltd. (continued)
Series 2016-1A, Class ER, 8.477%, (3 mo. USD LIBOR + 6.00%), 7/23/30(8)(9)	$3,500	$3,513,603
Series 2018-1A, Class C, 5.036%, (3 mo. USD LIBOR + 2.60%), 4/15/31(8)(9)	3,500	3,475,146
Bain Capital Credit CLO, Ltd.
Series 2018-1A, Class D, 5.177%, (3 mo. USD LIBOR + 2.70%), 4/23/31(8)(9)	5,000	4,964,795
Series 2018-1A, Class E, 7.827%, (3 mo. USD LIBOR + 5.35%), 4/23/31(8)(9)	3,000	2,926,734
Benefit Street Partners CLO, Ltd.
Series 2015-8A, Class DR, 8.069%, (3 mo. USD LIBOR + 5.60%), 1/20/31(8)(9)	5,401	5,339,942
Series 2018-14A, Class D, 5.069%, (3 mo. USD LIBOR + 2.60%), 4/20/31(8)(9)	1,500	1,489,350
Series 2018-5BA, Class C, 5.399%, (3 mo. USD LIBOR + 2.93%), 4/20/31(8)(9)	5,000	4,965,010
Series 2018-5BA, Class D, 8.419%, (3 mo. USD LIBOR + 5.95%), 4/20/31(8)(9)	3,500	3,449,348
Betony CLO 2, Ltd.
Series 2018-1A, Class C, 5.009%, (3 mo. USD LIBOR + 2.90%), 4/30/31(8)(9)	2,500	2,482,885
Series 2018-1A, Class D, 7.759%, (3 mo. USD LIBOR + 5.65%), 4/30/31(8)(9)	4,450	4,472,530
BlueMountain CLO, Ltd.
Series 2018-1A, Class D, 5.389%, (3 mo. USD LIBOR + 3.05%), 7/30/30(8)(9)	2,500	2,505,137
Series 2018-1A, Class E, 8.289%, (3 mo. USD LIBOR + 5.95%), 7/30/30(8)(9)	2,000	1,987,212
Canyon Capital CLO, Ltd.
Series 2012-1RA, Class E, 8.136%, (3 mo. USD LIBOR + 5.70%), 7/15/30(8)(9)	4,875	4,855,310
Series 2016-1A, Class ER, 8.186%, (3 mo. USD LIBOR + 5.75%), 7/15/31(8)(9)	4,000	3,954,308
Series 2016-2A, Class ER, 8.436%, (3 mo. USD LIBOR + 6.00%), 10/15/31(8)(9)	4,500	4,477,113
Series 2017-1A, Class E, 8.686%, (3 mo. USD LIBOR + 6.25%), 7/15/30(8)(9)	3,250	3,257,429
Series 2018-1A, Class D, 5.336%, (3 mo. USD LIBOR + 2.90%), 7/15/31(8)(9)	3,000	2,979,024
Series 2018-1A, Class E, 8.186%, (3 mo. USD LIBOR + 5.75%), 7/15/31(8)(9)	2,750	2,718,169
Carlyle CLO, Ltd.
Series C17A, Class CR, 5.32%, (3 mo. USD LIBOR + 2.80%), 4/30/31(8)(9)	5,000	4,983,250
Series C17A, Class DR, 8.52%, (3 mo. USD LIBOR + 6.00%), 4/30/31(8)(9)	3,500	3,526,911
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-3RA, Class C, 5.038%, (3 mo. USD LIBOR + 2.95%), 7/27/31(8)(9)	1,000	1,002,304

Security	Principal Amount (000’s omitted)	Value
Carlyle Global Market Strategies CLO, Ltd. (continued)
Series 2014-3RA, Class D, 7.488%, (3 mo. USD LIBOR + 5.40%), 7/27/31(8)(9)	$2,150	$2,138,665
Series 2014-4RA, Class C, 5.336%, (3 mo. USD LIBOR + 2.90%), 7/15/30(8)(9)	2,000	1,996,568
Series 2014-4RA, Class D, 8.086%, (3 mo. USD LIBOR + 5.65%), 7/15/30(8)(9)	3,500	3,498,411
Dryden CLO, Ltd.
Series 2018-55A, Class D, 5.286%, (3 mo. USD LIBOR + 2.85%), 4/15/31(8)(9)	1,500	1,489,409
Series 2018-55A, Class E, 7.836%, (3 mo. USD LIBOR + 5.40%), 4/15/31(8)(9)	2,000	1,996,480
Dryden Senior Loan Fund
Series 2015-40A, Class DR, 5.414%, (3 mo. USD LIBOR + 3.10%), 8/15/31(8)(9)	3,000	3,004,659
Series 2015-41A, Class DR, 5.036%, (3 mo. USD LIBOR + 2.60%), 4/15/31(8)(9)	5,000	4,943,380
Series 2015-41A, Class ER, 7.736%, (3 mo. USD LIBOR + 5.30%), 4/15/31(8)(9)	1,268	1,256,805
Series 2016-42A, Class DR, 5.366%, (3 mo. USD LIBOR + 2.93%), 7/15/30(8)(9)	2,500	2,496,550
Series 2016-42A, Class ER, 7.986%, (3 mo. USD LIBOR + 5.55%), 7/15/30(8)(9)	3,500	3,513,416
Galaxy XV CLO, Ltd.
Series 2013-15A, Class ER, 9.081%, (3 mo. USD LIBOR + 6.65%), 10/15/30(8)(9)	2,500	2,529,587
Galaxy XXV CLO, Ltd.
Series 2018-25A, Class D, 5.692%, (3 mo. USD LIBOR + 3.10%), 10/25/31(8)(9)	2,500	2,505,346
Series 2018-25A, Class E, 8.542%, (3 mo. USD LIBOR + 5.95%), 10/25/31(8)(9)	3,500	3,514,194
Golub Capital Partners CLO, Ltd.
Series 2015-22A, Class ER, 8.469%, (3 mo. USD LIBOR + 6.00%), 1/20/31(8)(9)	2,500	2,508,467
Series 2018-37A, Class D, 5.486%, (3 mo. USD LIBOR + 3.30%), 7/20/30(8)(9)	4,000	4,008,542
Series 2018-37A, Class E, 7.936%, (3 mo. USD LIBOR + 5.75%), 7/20/30(8)(9)	4,750	4,727,357
ICG US CLO, Ltd.
Series 2018-2A, Class D, 5.418%, (3 mo. USD LIBOR + 3.10%), 7/22/31(8)(9)	2,000	2,003,644
Series 2018-2A, Class E, 8.068%, (3 mo. USD LIBOR + 5.75%), 7/22/31(8)(9)	3,000	2,983,791
Madison Park Funding XXV, Ltd.
Series 2017-25A, Class D, 8.59%, (3 mo. USD LIBOR + 6.10%), 4/25/29(8)(9)	1,500	1,509,564
Neuberger Berman CLO XXII, Ltd.
Series 2016-22A, Class DR, 5.549%, (3 mo. USD LIBOR + 3.10%), 10/17/30(8)(9)	2,500	2,505,678

46	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Neuberger Berman CLO XXII, Ltd. (continued)
Series 2016-22A, Class ER, 8.509%, (3 mo. USD LIBOR + 6.06%), 10/17/30(8)(9)	$3,000	$2,992,377
Neuberger Berman Loan Advisers CLO, Ltd.
Series 2018-28A, Class E, 8.069%, (3 mo. USD LIBOR + 5.60%), 4/20/30(8)(9)	1,950	1,956,542
Oak Hill Credit Partners VII, Ltd.
Series 2012-7A, Class ER, 9.822%, (3 mo. USD LIBOR + 7.50%), 11/20/27(8)(9)	900	900,872
Palmer Square CLO, Ltd.
Series 2013-2A, Class CRR, 5.649%, (3 mo. USD LIBOR + 3.20%), 10/17/31(8)(9)	2,500	2,505,668
Series 2013-2A, Class DRR, 8.299%, (3 mo. USD LIBOR + 5.85%), 10/17/31(8)(9)	3,000	3,014,169
Series 2018-1A, Class C, 4.945%, (3 mo. USD LIBOR + 2.50%), 4/18/31(8)(9)	3,000	2,978,742
Series 2018-1A, Class D, 7.595%, (3 mo. USD LIBOR + 5.15%), 4/18/31(8)(9)	2,000	1,950,116
Series 2018-2A, Class D, 7.862%, (3 mo. USD LIBOR + 5.60%), 7/16/31(8)(9)	2,000	1,989,166
Regatta XIII Funding, Ltd.
Series 2018-2A, Class C, 5.433%, (3 mo. USD LIBOR + 3.10%), 7/15/31(8)(9)	2,500	2,504,498
Series 2018-2A, Class D, 8.283%, (3 mo. USD LIBOR + 5.95%), 7/15/31(8)(9)	5,000	4,924,475
Regatta XIV Funding, Ltd.
Series 2018-3A, Class D, 5.412%, (3 mo. USD LIBOR + 3.20%), 10/25/31(8)(9)	2,500	2,505,522
Series 2018-3A, Class E, 8.162%, (3 mo. USD LIBOR + 5.95%), 10/25/31(8)(9)	4,500	4,476,429
Regatta XV Funding, Ltd.
Series 2018-4A, Class D, 8.898%, (3 mo. USD LIBOR + 6.50%), 10/25/31(8)(9)	3,875	3,856,175
Upland CLO, Ltd.
Series 2016-1A, Class CR, 5.369%, (3 mo. USD LIBOR + 2.90%), 4/20/31(8)(9)	4,500	4,484,601
Series 2016-1A, Class DR, 8.369%, (3 mo. USD LIBOR + 5.90%), 4/20/31(8)(9)	4,625	4,617,591
Vibrant CLO 1X, Ltd.
Series 2018-9A, Class C, 5.442%, (3 mo. USD LIBOR + 3.20%), 7/20/31(8)(9)	2,500	2,504,609
Series 2018-9A, Class D, 8.492%, (3 mo. USD LIBOR + 6.25%), 7/20/31(8)(9)	3,500	3,482,335
Vibrant CLO X, Ltd.
Series 2018-10A, Class C, 5.688%, (3 mo. USD LIBOR + 3.25%), 10/20/31(8)(9)	5,000	5,010,735
Series 2018-10A, Class D, 8.628%, (3 mo. USD LIBOR + 6.19%), 10/20/31(8)(9)	5,000	4,971,315

Security	Principal Amount (000’s omitted)	Value
Voya CLO, Ltd.
Series 2016-3A, Class CR, 5.721%, (3 mo. USD LIBOR + 3.25%), 10/18/31(8)(9)	$2,000	$2,000,000
Series 2016-3A, Class DR, 8.551%, (3 mo. USD LIBOR + 6.08%), 10/18/31(8)(9)	3,375	3,349,688
Series 2018-1A, Class C, 4.943%, (3 mo. USD LIBOR + 2.60%), 4/19/31(8)(9)	5,000	4,929,395
Series 2018-2A, Class E, 7.624%, (3 mo. USD LIBOR + 5.25%), 7/15/31(8)(9)	2,500	2,468,975
Webster Park CLO, Ltd.
Series 2015-1A, Class CR, 5.369%, (3 mo. USD LIBOR + 2.90%), 7/20/30(8)(9)	2,000	2,003,068
Series 2015-1A, Class DR, 7.969%, (3 mo. USD LIBOR + 5.50%), 7/20/30(8)(9)	2,500	2,509,733
Wind River CLO, Ltd.
Series 2013-1A, Class DR, 8.769%, (3 mo. USD LIBOR + 6.30%), 7/20/30(8)(9)	3,000	2,976,594

Total Asset-Backed Securities (identified cost $240,396,466)		$240,450,425

Common Stocks — 1.2%
Security	Shares	Value

Aerospace and Defense — 0.2%
IAP Global Services, LLC(3)(11)(12)(13)	950	$11,146,150
IAP Global Services, LLC(3)(11)(12)(13)	1,627	14,316,933
		$25,463,083

Automotive — 0.0%(10)
Dayco Products, LLC(11)(12)	88,506	$3,186,216
		$3,186,216

Business Equipment and Services — 0.0%
Education Management Corp.(3)(11)(12)	65,471,595	$0
		$0

Electronics/Electrical — 0.1%
Answers Corp.(3)(11)(12)	906,100	$6,605,469
		$6,605,469

Health Care — 0.0%(10)
New Millennium Holdco, Inc.(11)(12)	421,318	$37,918
		$37,918

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Nonferrous Metals/Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(11)(12)	304,664	$0
		$0

Oil and Gas — 0.5%
AFG Holdings, Inc.(3)(11)(12)	498,342	$33,887,256
Fieldwood Energy, Inc.(11)(12)	51,241	2,536,430
Fieldwood Energy, Inc.(11)(12)	221,919	10,984,990
Paragon Offshore Finance Company, Class A(11)(12)	42,177	40,861
Paragon Offshore Finance Company, Class B(11)(12)	21,089	838,288
Samson Resources II, LLC, Class A(11)(12)	435,055	10,278,174
Southcross Holdings Group, LLC(3)(11)(12)	1,281	0
Southcross Holdings L.P., Class A(11)(12)	1,281	752,588
		$59,318,587

Publishing — 0.3%
ION Media Networks, Inc.(3)(11)(12)	28,605	$27,460,514
Tweddle Group, Inc.(3)(11)(12)	19,500	1,097,265
		$28,557,779

Radio and Television — 0.1%
Cumulus Media, Inc., Class A(11)(12)	551,505	$8,029,913
Cumulus Media, Inc., Class B(11)(12)	93,069	1,524,005
		$9,553,918

Total Common Stocks (identified cost $57,881,840)		$132,722,970

Convertible Preferred Stocks — 0.0%
Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1(3)(11)(12)	72,851	$0

Total Convertible Preferred Stocks (identified cost $5,141,580)		$0

Exchange-Traded Funds — 0.5%
Security	Shares	Value
SPDR Blackstone/GSO Senior Loan ETF	1,100,000	$51,722,000

Total Exchange-Traded Funds (identified cost $52,107,000)		$51,722,000

Short-Term Investments — 6.9%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(14)	792,403,522	$792,324,282

Total Short-Term Investments (identified cost $792,404,815)		$792,324,282

Total Investments — 102.3% (identified cost $11,851,214,580)		$11,762,561,862

Less Unfunded Loan Commitments — (0.2)%		$(23,119,312)

Net Investments — 102.1% (identified cost $11,828,095,268)		$11,739,442,550

Other Assets, Less Liabilities — (2.1)%		$(237,053,535)

Net Assets — 100.0%		$11,502,389,015

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)

The stated interest rate represents the weighted average interest rate at October 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Fixed-rate loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the

48	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Portfolio of Investments — continued

aggregate value of these securities is $415,971,283 or 3.6% of the Portfolio’s net assets.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(10)	Amount is less than 0.05%.

(11)	Non-income producing security.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(13)	Affiliated company (see Note 9).

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	11,120,148	CAD	14,400,647	HSBC Bank USA, N.A.	11/30/18	$175,877	$—
USD	2,907,113	EUR	2,515,625	HSBC Bank USA, N.A.	11/30/18	51,633	—
USD	2,307,763	EUR	2,000,000	HSBC Bank USA, N.A.	11/30/18	37,568	—
USD	10,466,922	EUR	9,050,000	JPMorgan Chase Bank, N.A.	11/30/18	194,291	—
USD	2,864,093	EUR	2,481,116	JPMorgan Chase Bank, N.A.	11/30/18	47,784	—
USD	182,408,737	EUR	154,726,601	State Street Bank and Trust Company	11/30/18	6,778,972	—
USD	10,281,791	EUR	8,812,500	State Street Bank and Trust Company	11/30/18	278,744	—
USD	4,064,813	EUR	3,475,000	State Street Bank and Trust Company	11/30/18	120,350	—
USD	3,482,010	EUR	2,991,750	State Street Bank and Trust Company	11/30/18	86,083	—
USD	2,839,751	EUR	2,487,727	State Street Bank and Trust Company	11/30/18	15,939	—
USD	4,572,295	EUR	4,029,486	State Street Bank and Trust Company	11/30/18	—	(1,564)
USD	253,320,610	EUR	215,735,220	Goldman Sachs International	12/6/18	8,299,733	—
USD	5,676,331	EUR	4,891,556	HSBC Bank USA, N.A.	12/6/18	120,756	—
USD	6,573,835	EUR	5,650,000	State Street Bank and Trust Company	12/6/18	156,858	—
USD	5,226,664	EUR	4,500,000	State Street Bank and Trust Company	12/6/18	115,797	—
USD	1,955,042	GBP	1,499,665	Citibank, N.A.	12/31/18	32,010	—
USD	215,299,362	EUR	187,400,000	Goldman Sachs International	1/31/19	1,270,453	—
USD	74,273,239	GBP	57,720,231	State Street Bank and Trust Company	1/31/19	142,695	—

						$17,925,543	$(1,564)

Abbreviations:

CIDOR	–	Canada Three Month Interbank Rate
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

49	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investments —
Unaffiliated investments, at value (identified cost, $11,033,345,045)	$10,921,655,185
Affiliated investment fund, at value (identified cost, $792,404,815)	792,324,282
Affiliated companies, at value (identified cost, $2,345,408)	25,463,083
Total Investments, at value (identified cost, $11,828,095,268)	$11,739,442,550
Cash	31,521,846
Deposits for derivatives collateral — forward foreign currency exchange contracts	15,081,086
Foreign currency, at value (identified cost, $22,086,014)	22,079,260
Interest receivable	30,629,718
Dividends receivable from affiliated investment fund	1,567,644
Receivable for investments sold	25,868,463
Receivable for open forward foreign currency exchange contracts	17,925,543
Prepaid expenses	1,002,074
Total assets	$11,885,118,184

Liabilities
Cash collateral due to brokers	$15,081,086
Payable for investments purchased	361,663,562
Payable for open forward foreign currency exchange contracts	1,564
Payable to affiliates:
Investment adviser fee	4,679,124
Trustees’ fees	8,458
Accrued expenses	1,295,375
Total liabilities	$382,729,169
Commitments and contingencies (Note 11)
Net Assets applicable to investors’ interest in Portfolio	$11,502,389,015

50	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income	$502,159,387
Dividends	1,232,000
Dividends from affiliated investment fund	13,588,718
Total investment income	$516,980,105

Expenses
Investment adviser fee	$50,843,513
Trustees’ fees and expenses	101,500
Custodian fee	2,043,358
Legal and accounting services	1,361,837
Interest expense and fees	2,537,609
Miscellaneous	324,051
Total expenses	$57,211,868

Net investment income	$459,768,237

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$66,257,804
Investment transactions — affiliated investment fund	(57,554)
Foreign currency transactions	128,120
Forward foreign currency exchange contracts	33,191,789
Net realized gain	$99,520,159
Change in unrealized appreciation (depreciation) —
Investments	$(63,144,625	)(1)
Investments — affiliated investment fund	(43,748)
Foreign currency	473,817
Forward foreign currency exchange contracts	12,200,578
Net change in unrealized appreciation (depreciation)	$(50,513,978)

Net realized and unrealized gain	$49,006,181

Net increase in net assets from operations	$508,774,418

(1)	Includes net change in unrealized appreciation (depreciation) from affiliated companies of $(1,218,309) (see Note 9).

51	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$459,768,237	$382,779,648
Net realized gain (loss)	99,520,159	(88,514,652)
Net change in unrealized appreciation (depreciation)	(50,513,978)	220,389,016
Net increase in net assets from operations	$508,774,418	$514,654,012
Capital transactions —
Contributions	$1,754,720,809	$1,996,903,668
Withdrawals	(561,884,656)	(921,329,117)
Portfolio transaction fee	4,812,064	—
Net increase in net assets from capital transactions	$1,197,648,217	$1,075,574,551

Net increase in net assets	$1,706,422,635	$1,590,228,563

Net Assets
At beginning of year	$9,795,966,380	$8,205,737,817
At end of year	$11,502,389,015	$9,795,966,380

52	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.54%	0.56%	0.58%	0.55%	0.52%
Net investment income	4.38%	4.07%	4.58%	4.27%	3.89%
Portfolio Turnover	30%	42%	27%	19%	34%

Total Return	5.05%	5.69%	7.10%	0.56%	2.23%

Net assets, end of year (000’s omitted)	$11,502,389	$9,795,966	$8,205,738	$9,936,014	$13,901,215

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

53	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Floating-Rate NextShares held an interest of 85.6%, 14.4%, and less than 0.05%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

54

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin

55

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.490% from $2 billion up to $5 billion, 0.460% from $5 billion up to $10 billion, 0.435% from $10 billion up to $15 billion, 0.415% from $15 billion up to $20 billion, 0.400% from $20 billion up to $25 billion and 0.390% of average daily net assets of $25 billion or more, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $50,843,513 or 0.48% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $4,475,889,958 and $2,975,076,273, respectively, for the year ended October 31, 2018.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$11,829,235,765

Gross unrealized appreciation	$136,225,270
Gross unrealized depreciation	(226,018,485)

Net unrealized depreciation	$(89,793,215)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

56

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit related contingent features in a net liability position was $1,564. At October 31, 2018, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2018.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative
Forward foreign currency exchange contracts	$17,925,543	(1)	$(1,564	)(2)

Total Derivatives subject to master netting or similar agreements	$17,925,543		$(1,564)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Citibank N.A.	$32,010	$—	$—	$—	$32,010
Goldman Sachs International	9,570,186	—	—	(9,570,186)	—
HSBC Bank USA, N.A.	385,834	—	(385,834)	—	—
JPMorgan Chase Bank, N.A.	242,075	—	—	(220,039)	22,036
State Street Bank and Trust Company	7,695,438	(1,564)	(7,693,874)	—	—

	$17,925,543	$(1,564)	$(8,079,708)	$(9,790,225)	$54,046

57

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

State Street Bank and Trust Company	$(1,564)	$1,564	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$33,191,789	$12,200,578

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2018, which is indicative of the volume of this derivative type, was approximately $626,707,000.

6  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $875 million unsecured line of credit agreement with a group of banks, which is in effect through March 11, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above a prime rate, the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,273,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2018 is $453,953 and is included in prepaid expenses on the Statement of Assets and Liabilities. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

58

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

9 Investments in Affiliated Companies

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2018, the value of the Portfolio’s investment in affiliated companies was $25,463,083, which represents 0.22% of the Portfolio’s net assets. Transactions in affiliated companies by the Portfolio for the year ended October 31, 2018 were as follows:

Name of affiliated company	Shares, Beginning of Year	Gross Additions	Gross Reductions	Shares, End of Year	Value, End of Year	Dividend Income	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

Common Stock*
IAP Global Services, LLC(1)(2)(3)	2,577	—	—	2,577	$25,463,083	$—	$—	$(1,218,309)

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(2)	Non-income producing security.

(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$10,210,926,246	$30,609,097	$10,241,535,343
Corporate Bonds & Notes	—	280,687,530	—	280,687,530
Asset-Backed Securities	—	240,450,425	—	240,450,425
Common Stocks	8,029,913	30,179,470	94,513,587	132,722,970
Convertible Preferred Stocks	—	—	0	0
Exchange-Traded Funds	51,722,000	—	—	51,722,000
Short-Term Investments	—	792,324,282	—	792,324,282

Total Investments	$59,751,913	$11,554,567,953	$125,122,684	$11,739,442,550

Forward Foreign Currency Exchange Contracts	$—	$17,925,543	$—	$17,925,543

Total	$59,751,913	$11,572,493,496	$125,122,684	$11,757,368,093

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,564)	$—	$(1,564)

Total	$—	$(1,564)	$—	$(1,564)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

59

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Floating Rate Portfolio

October 31, 2018

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

11  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $10,668,000 (equal to 0.09% of net assets at October 31, 2018). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

60

Eaton Vance

Floating Rate Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

61

Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Floating Rate Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Floating-Rate & High Income Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	161,167,735	1,113,014
Keith Quinton	161,077,729	1,203,021
Marcus L. Smith	161,150,312	1,130,437
Susan J. Sutherland	161,213,866	1,066,883
Scott E. Wennerholm	161,253,886	1,026,863

Results are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Eaton Vance Floating Rate Portfolio.

Eaton Vance Floating Rate Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Mark R. Fetting	99%	1%
Keith Quinton	99%	1%
Marcus L. Smith	99%	1%
Susan J. Sutherland	99%	1%
Scott E. Wennerholm	99%	1%

Results are rounded to the nearest whole number.

Eaton Vance Floating-Rate & High Income Fund

The Fund held a Special Meeting of Shareholders on Thursday, September 20, 2018, to approve a new investment advisory agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Management. The shareholder meeting results are as follows:

Number of Shares
For	Against	Abstain(1)	Uninstructed(1)
86,019,414.690	709,460.820	2,039,058.762	14,633,539

(1)

Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the Proposal. Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.

62

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each, a “Board”) of the registered investment companies (the “Eaton Vance Funds”) advised by either Eaton Vance Management (“EVM”) or its affiliate, Boston Management and Research (“BMR” and, together with EVM, “Eaton Vance”), held on June 12 and 13, 2018 (the “Meeting”), the Board, including a majority of the Independent Trustees, voted to approve an investment advisory agreement for Eaton Vance Floating-Rate & High Income Fund (the “Fund”), with EVM, including its fee structure (the “New Agreement”). The Board noted that the Fund is currently a feeder fund in a fund-of-funds structure that invests in two or more portfolios (each, a “Portfolio”) of the Eaton Vance Funds. The Board further noted that the Fund currently does not have an investment advisory agreement at the Fund level. Rather, the Fund has carried out its investment program by investing all of its assets in two or more Portfolios. The Board noted that, although the Fund currently intends to continue to operate in a fund-of-funds structure, the New Agreement will afford EVM with the flexibility to manage all or a portion of the assets of the Fund directly upon shareholder approval of the New Agreement.

Prior to voting its approval of the New Agreement, the Board received information from Eaton Vance that the Board considered reasonably necessary to evaluate the terms of the New Agreement. The Board considered information furnished by Eaton Vance for the Meeting relating specifically to the Fund, as well as information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Eaton Vance Funds, which culminated at the Board’s April 24 and 25, 2018 meeting (the “2018 Approval Process”). As part of this review, the Board considered information provided by Eaton Vance and its affiliates during the 2018 Approval Process relating to the Board’s approval of each Portfolio’s investment advisory agreement (the “Portfolio Agreements”), including with respect to the services offered and the fee rates charged by Eaton Vance or its affiliates to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as each Portfolio. In voting to approve the New Agreement, the Board noted that Eaton Vance had indicated that it was not aware of any material changes to the information provided to the Board during the 2018 Approval Process in connection with the approval of the Portfolio Agreements.

With respect to the approval of the New Agreement, the Board specifically noted that the terms of the New Agreement are substantially similar to the terms of the standard forms used by EVM for other Eaton Vance Funds in the Eaton Vance complex. The Board further noted that for the Fund, which currently invests in Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, the New Agreement would provide that the fee rates payable thereunder will correspond to the fee rates currently payable to BMR by each respective Portfolio with respect to the type(s) of investments in which that Portfolio primarily invests.

The Board also voted to recommend that shareholders of the Fund approve the New Agreement and authorized the officers of the Fund to call a meeting of shareholders of the Fund to consider and vote on the New Agreement.

Information considered by the Board relating to the New Agreement included, among other things, the following (certain of this information was specifically evaluated by the Board in connection with its review of the Portfolio Agreements):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees payable by each Portfolio and the Fund with the fees payable by comparable funds identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing the total expense ratio and its components of each Portfolio with those of comparable funds;

•	A report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds over various time periods;

•	Data comparing the investment performance of each Portfolio and the Fund with the performance of benchmark indices over various time periods;

•

Comparative information concerning the fees charged and the services provided by Eaton Vance in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing a Portfolio;

•	Profitability analyses for Eaton Vance;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services to be provided to the Fund, including the Fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about policies and practices with respect to trading, including processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by Eaton Vance as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

63

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Board of Trustees’ Contract Approval — continued

Information about Eaton Vance

•	Reports detailing the financial results and condition of Eaton Vance;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their responsibilities with respect to managing other mutual funds and, if applicable, investment accounts;

•	The Code of Ethics of Eaton Vance, together with information relating to compliance with and the administration;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance by Eaton Vance (including descriptions of various compliance programs);

•	Descriptions of the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance and its affiliates; and

•	The terms of the New Agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Agreement are in the interests of shareholders of the Fund and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the New Agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreement, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM.

The Board considered Eaton Vance’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services. In particular, the Board considered the abilities and experience of Eaton Vance’s investment professionals in analyzing special considerations relevant to investing in (i) senior floating rate loans and (ii) high-yield debt. The Board also considered Eaton Vance’s large group of bank loan investment professionals and other personnel who will provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of EVM and other factors, such as the reputation and resources of EVM to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which EVM or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by EVM, taken as a whole, will be appropriate and consistent with the terms of the New Agreement.

Performance, Management Fees, Profitability and Economies of Scale

The Board considered the fact that, as part of the 2018 Approval Process, the Board had concluded that (i) the performance of the Fund and each Portfolio was satisfactory, (ii) the management fees were reasonable, (iii) the profits being realized by the Eaton Vance and its affiliates were reasonable and (iv) the Fund and each Portfolio shared in any benefits from economies of scale and the structure of the advisory fee of each Portfolio, which includes breakpoints at several asset levels, will allow the Fund and each Portfolio to continue to benefit from any economies of scale. The Board concluded that the appointment of EVM as the investment adviser of the Fund is not expected to adversely affect the performance of the Fund, the reasonableness of the management fees payable to EVM by the Fund, the profits to be realized by EVM and its affiliates in managing the Fund or the extent to which the Fund can be expected to benefit from economies of scale in the future.

64

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio, Eaton Vance Floating Rate Portfolio, High Income Opportunities Portfolio and Short Duration High Income Portfolio (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

65

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

66

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

67

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

68

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811    10.31.18

Eaton Vance

Global Income Builder Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Global Income Builder Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 42

Federal Tax Information	19

Special Meeting of Shareholders	43

Management and Organization	44

Important Notices	47

Eaton Vance

Global Income Builder Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock indexes delivered mixed performances for the 12-month period ended October 31, 2018. While U.S. stocks advanced, many international markets lost ground during the period.

U.S. stocks opened the period on an upswing as investors cheered the passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes — a key element of the bill — raised corporate-profit expectations. U.S. stocks also got a boost from positive U.S. economic data, including a national unemployment rate that fell to a 17-year low.

Early in the period, global stocks followed U.S. stocks sharply higher. European stocks got a boost from growing economies and rising corporate profits across the region. Key equity indexes in the Asia-Pacific region also rose despite tensions with North Korea. China’s stock market advanced behind an accelerating housing market, rising retail sales, and strong foreign trade.

U.S. stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments. After a brief rebound, stocks weakened in the spring of 2018, as investors confronted the prospect of a global trade war after President Trump imposed broad new tariffs. The tariffs drew retaliatory actions from impacted countries including China, Canada, and certain countries in the European Union.

European stocks pulled back even more sharply beginning January 2018 amid mounting global trade war concerns. In China, signs of a slowing economy compounded trade concerns, sending Chinese stocks into a prolonged slump that reached bear market territory in late June 2018.

U.S. stocks bounced back during the summer months, but international stocks continued to lag during this period. In the final month of the period, stock indexes worldwide plunged amid concerns of rising commodity prices from tariffs. In addition, slowing economies in Europe and China, along with uncertainty about the U.S. midterm elections and the potential impact of higher interest rates, helped drive international stocks into a sharp retreat.

For the 12-month period ended October 31, 2018, the MSCI World Index (the Index),2 a proxy for global equities, advanced 1.16%. In the U.S., the blue-chip Dow Jones Industrial Average® rose 9.87%, while the broader U.S. equity market, as represented by the S&P 500® Index, gained 7.35%. Meanwhile, the MSCI EAFE Index, an Index of developed-market international equities fell, –6.85%, and the MSCI Emerging Markets Index fell –12.52% during the period.

Fund Performance

For the 12-month period ended October 31, 2018, Eaton Vance Global Income Builder Fund (the Fund) returned –1.52% for Class A shares at net asset value (NAV), underperforming the 1.16% return of the Fund’s primary benchmark, the Index, and the 0.79% return of its Blended Index consisting of 65% the Index and 35% the ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofAML Index).

While the Fund’s common stock allocation outperformed the Index during the period, the Fund’s high-yield and preferred allocations were detractors from relative performance.

The Fund’s allocation to high-yield securities outperformed the broad high-yield market, as measured by the ICE BofAML Index, but underperformed the Fund’s primary Index during the period. The outperformance of the high-yield allocation versus the broad high-yield market was driven mainly by exposure to bank loans, a shorter average duration8 than the ICE BofAML Index during a period when interest rates rose and bond prices fell, and individual security selection, particularly in B-rated9 bonds. As of period end, the Fund had 36.8% of its total investments in high-yield income securities rated below investment grade.

During the period, the Fund’s preferred security allocation (i.e., preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and notes with preferred characteristics) underperformed both the Index and the preferred market, as measured by the ICE BofAML Fixed Rate Preferred Securities Index.

Within the Fund’s common stock allocation, performance was hurt by security selection in the consumer staples sector, security selection and an underweight position, relative to the Index, in the consumer discretionary sector, and security selection and an overweight position in the financials sector.

In contrast, Fund performance relative to the Index was helped by security selection and an underweight position in the materials sector, security selection and an overweight position in the utilities sector, and security selection in the real estate sector.

The Fund’s overweight holding in Ecolab, Inc. (Ecolab), a large global manufacturer of cleaning chemicals for food service, food production and health care facilities, helped Fund performance versus the Index in the materials sector. Ecolab shares rose in price on an acceleration in sales, as the company solidified its market share in a fragmented industry.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder Fund

October 31, 2018

Performance2,3

Portfolio Managers Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, of Boston Management and Research

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/30/2005	11/30/2005	–1.52%	5.19%	6.40%
Class A with 5.75% Maximum Sales Charge	—	—	–7.16	3.94	5.77
Class C at NAV	11/30/2005	11/30/2005	–2.16	4.40	5.60
Class C with 1% Maximum Sales Charge	—	—	–3.11	4.40	5.60
Class I at NAV	01/31/2006	11/30/2005	–1.26	5.47	6.69
Class R at NAV	01/31/2006	11/30/2005	–1.78	4.93	6.13
MSCI World Index	—	—	1.16%	6.80%	10.02%
ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index	—	—	–0.12	3.81	10.48
Blended Index	—	—	0.79	5.80	10.30

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
		1.29%	2.04%	1.04%	1.54%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2008	$17,252	N.A.
Class I	$250,000	10/31/2008	$477,676	N.A.
Class R	$10,000	10/31/2008	$18,136	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Income Builder Fund

October 31, 2018

Fund Profile5

Country Allocation (% of net assets)

Top 10 Holdings (% of net assets)6

Alphabet, Inc., Class C	2.1%

Microsoft Corp.	1.7

Amazon.com, Inc.	1.5

Apple, Inc.	1.4

Exxon Mobil Corp.	1.2

American Tower Corp.	1.1

Johnson & Johnson	1.1

Walt Disney Co. (The)	1.1

ASML Holding NV	1.0

BP PLC	1.0

Total	13.2%

Asset Allocation (% of net assets)7

Short-Term Investments and Other Net Assets

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Income Builder Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market below investment grade corporate bonds. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 65% MSCI World Index and 35% ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective December 7, 2015, the Fund changed its principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Fund was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks. Performance prior to December 7, 2015 reflects the Fund’s performance under its former principal investment strategies.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

[7]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[9]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Income Builder Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$970.80	$6.36	1.28%
Class C	$1,000.00	$967.90	$10.07	2.03%
Class I	$1,000.00	$972.00	$5.12	1.03%
Class R	$1,000.00	$969.40	$7.59	1.53%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.51	1.28%
Class C	$1,000.00	$1,015.00	$10.31	2.03%
Class I	$1,000.00	$1,020.00	$5.24	1.03%
Class R	$1,000.00	$1,017.50	$7.78	1.53%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Income Builder Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Global Income Builder Portfolio, at value (identified cost, $316,573,574)	$317,103,217
Receivable for Fund shares sold	54,460
Tax reclaims receivable	587,564
Total assets	$317,745,241

Liabilities
Payable for Fund shares redeemed	$994,352
Payable to affiliates:
Administration fee	41,436
Distribution and service fees	102,890
Trustees’ fees	42
Accrued expenses	103,223
Total liabilities	$1,241,943
Net Assets	$316,503,298

Sources of Net Assets
Paid-in capital	$317,369,316
Accumulated loss	(866,018)
Total	$316,503,298

Class A Shares
Net Assets	$115,974,024
Shares Outstanding	13,454,230
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.62
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.15

Class C Shares
Net Assets	$87,821,229
Shares Outstanding	10,297,992
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.53

Class I Shares
Net Assets	$112,202,068
Shares Outstanding	13,037,362
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.61

Class R Shares
Net Assets	$505,977
Shares Outstanding	58,843
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.60

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest allocated from Portfolio (net of foreign taxes, $27,048)	$7,892,452
Dividends allocated from Portfolio (net of foreign taxes, $1,914,916)	6,775,126
Expenses allocated from Portfolio	(2,595,258)
Total investment income from Portfolio	$12,072,320

Expenses
Administration fee	$522,492
Distribution and service fees
Class A	327,422
Class C	1,024,673
Class R	2,776
Trustees’ fees and expenses	500
Custodian fee	27,830
Transfer and dividend disbursing agent fees	230,123
Legal and accounting services	32,454
Printing and postage	51,085
Registration fees	84,325
Miscellaneous	26,961
Total expenses	$2,330,641

Net investment income	$9,741,679

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions allocated from Portfolio	$9,633,449 (1)
Financial futures contracts allocated from Portfolio	(506,639)
Foreign currency transactions allocated from Portfolio	(154,360)
Net realized gain	$8,972,450
Change in unrealized appreciation (depreciation) —
Investments allocated from Portfolio	$(22,823,512)
Foreign currency	(17,146)
Foreign currency allocated from Portfolio	(39,718)
Net change in unrealized appreciation (depreciation)	$(22,880,376)

Net realized and unrealized loss	$(13,907,926)

Net decrease in net assets from operations	$(4,166,247)

(1)	Includes $439,924 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$9,741,679	$14,527,169
Net realized gain	8,972,450 (1)	20,055,458 (2)
Net change in unrealized appreciation (depreciation)	(22,880,376)	16,871,064
Net increase (decrease) in net assets from operations	$(4,166,247)	$51,453,691
Distributions to shareholders(3)
Class A	$(4,658,984)	$(5,696,578)
Class C	(2,920,435)	(3,595,656)
Class I	(4,390,986)	(3,605,403)
Class R	(18,375)	(23,475)
Total distributions to shareholders	$(11,988,780)	$(12,921,112)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$9,166,036	$20,755,174
Class C	4,464,260	7,809,557
Class I	31,781,927	52,698,274
Class R	124,433	423,120
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,355,432	5,383,781
Class C	2,785,398	3,290,147
Class I	3,792,101	3,025,561
Class R	18,375	23,475
Cost of shares redeemed
Class A	(29,570,202)	(70,829,931)
Class C	(25,520,586)	(38,582,482)
Class I	(26,409,294)	(25,414,530)
Class R	(112,187)	(777,153)
Net decrease in net assets from Fund share transactions	$(25,124,307)	$(42,195,007)
Other capital —
Portfolio transaction fee contributed to Portfolio	$(194,709)	$(253,410)
Portfolio transaction fee allocated from Portfolio	193,815	247,136
Net decrease in net assets from other capital	$(894)	$(6,274)

Net decrease in net assets	$(41,280,228)	$(3,668,702)

Net Assets
At beginning of year	$357,783,526	$361,452,228
At end of year	$316,503,298	$357,783,526 (4)

(1)	Includes $439,924 of net realized gains from redemptions in-kind.

(2)	Includes $2,359,556 of net realized gains from redemptions in-kind.

(3)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(4)	Includes accumulated undistributed net investment income of $1,673,263 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$9.060		$8.130		$8.420		$8.470	$8.120

Income (Loss) From Operations
Net investment income(1)	$0.267		$0.357		$0.293	(2)	$0.291	$0.354	(2)
Net realized and unrealized gain (loss)	(0.383)		0.897		(0.259)		0.004	0.340

Total income (loss) from operations	$(0.116)		$1.254		$0.034		$0.295	$0.694

Less Distributions
From net investment income	$(0.324)		$(0.324)		$(0.324)		$(0.345)	$(0.344)

Total distributions	$(0.324)		$(0.324)		$(0.324)		$(0.345)	$(0.344)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$—	$—

Net asset value — End of year	$8.620		$9.060		$8.130		$8.420	$8.470

Total Return(4)	(1.52)%		15.72%		0.45%		3.53%	8.65%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$115,974		$137,914		$166,221		$192,076	$204,799
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.28%		1.29%		1.30%		1.25%	1.24%
Net investment income	2.94%		4.16%		3.59	%(2)	3.44%	4.21	%(2)
Portfolio Turnover of the Portfolio(7)	102%		143%		66	%(8)	—	—
Portfolio Turnover of the Fund	—		—		72	%(8)(9)	135%	119%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051 and $0.190 per share for the years ended October 31, 2016 and 2014, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.96% and 1.95% for the years ended October 31, 2016 and 2014, respectively.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$8.960		$8.050		$8.340		$8.400	$8.050

Income (Loss) From Operations
Net investment income(1)	$0.198		$0.295		$0.229	(2)	$0.226	$0.285	(2)
Net realized and unrealized gain (loss)	(0.371)		0.875		(0.256)		(0.003)	0.347

Total income (loss) from operations	$(0.173)		$1.170		$(0.027)		$0.223	$0.632

Less Distributions
From net investment income	$(0.257)		$(0.260)		$(0.263)		$(0.283)	$(0.282)

Total distributions	$(0.257)		$(0.260)		$(0.263)		$(0.283)	$(0.282)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$—	$—

Net asset value — End of year	$8.530		$8.960		$8.050		$8.340	$8.400

Total Return(4)	(2.16)%		14.76%		(0.30)%		2.69%	7.93%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$87,821		$110,594		$125,354		$141,117	$150,189
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	2.03%		2.04%		2.05%		2.00%	1.99%
Net investment income	2.20%		3.46%		2.84	%(2)	2.70%	3.42	%(2)
Portfolio Turnover of the Portfolio(7)	102%		143%		66	%(8)	—	—
Portfolio Turnover of the Fund	—		—		72	%(8)(9)	135%	119%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051 and $0.186 per share for the years ended October 31, 2016 and 2014, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.21% and 1.19% for the years ended October 31, 2016 and 2014, respectively.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

11	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$9.040		$8.130		$8.410		$8.460	$8.110

Income (Loss) From Operations
Net investment income(1)	$0.287		$0.398		$0.326	(2)	$0.307	$0.350	(2)
Net realized and unrealized gain (loss)	(0.369)		0.859		(0.258)		0.004	0.368

Total income (loss) from operations	$(0.082)		$1.257		$0.068		$0.311	$0.718

Less Distributions
From net investment income	$(0.348)		$(0.347)		$(0.348)		$(0.361)	$(0.368)

Total distributions	$(0.348)		$(0.347)		$(0.348)		$(0.361)	$(0.368)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$—	$—

Net asset value — End of year	$8.610		$9.040		$8.130		$8.410	$8.460

Total Return(4)	(1.26)%		15.90%		0.87%		3.74%	8.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$112,202		$108,772		$69,113		$69,610	$64,213
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.02%		1.04%		1.05%		1.01%	0.99%
Net investment income	3.17%		4.61%		4.00	%(2)	3.63%	4.16	%(2)
Portfolio Turnover of the Portfolio(7)	102%		143%		66	%(8)	—	—
Portfolio Turnover of the Fund	—		—		72	%(8)(9)	135%	119%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.050 and $0.173 per share for the years ended October 31, 2016 and 2014, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.39% and 2.10% for the years ended October 31, 2016 and 2014, respectively.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2018

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$9.030		$8.110		$8.400		$8.460	$8.100

Income (Loss) From Operations
Net investment income(1)	$0.243		$0.331		$0.274	(2)	$0.282	$0.340	(2)
Net realized and unrealized gain (loss)	(0.373)		0.890		(0.262)		(0.011)	0.340

Total income (loss) from operations	$(0.130)		$1.221		$0.012		$0.271	$0.680

Less Distributions
From net investment income	$(0.300)		$(0.301)		$(0.302)		$(0.331)	$(0.320)

Total distributions	$(0.300)		$(0.301)		$(0.302)		$(0.331)	$(0.320)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$—	$—

Net asset value — End of year	$8.600		$9.030		$8.110		$8.400	$8.460

Total Return(4)	(1.78)%		15.45%		0.18%		3.25%	8.50%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$506		$503		$765		$767	$588
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.52%		1.54%		1.55%		1.50%	1.48%
Net investment income	2.69%		3.84%		3.37	%(2)	3.34%	4.05	%(2)
Portfolio Turnover of the Portfolio(7)	102%		143%		66	%(8)	—	—
Portfolio Turnover of the Fund	—		—		72	%(8)(9)	135%	119%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.049 and $0.199 per share for the years ended October 31, 2016 and 2014, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.77% and 1.68% for the years ended October 31, 2016 and 2014, respectively.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

13	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Effective March 28, 2016, the Fund began investing all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust, having substantially the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (98.0% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2018, the Fund recorded no income for reclaims of previously withheld dividend taxes. Previously recorded income for dividend tax reclaims that is unpaid is reflected as Tax reclaims receivable in the Statement of Assets and Liabilities. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in

14

Eaton Vance

Global Income Builder Fund

October 31, 2018

Notes to Financial Statements — continued

additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$11,988,780	$12,921,112

During the year ended October 31, 2018, accumulated loss was decreased by $20,412,820 and paid-in capital was decreased by $20,412,820 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Capital loss carryforwards	$(3,844,234)
Net unrealized appreciation	$2,978,216

At October 31, 2018, the Fund, for federal income tax purposes, had capital loss carryforwards of $3,844,234 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on October 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2018, capital loss carryforwards of $7,954,352 were utilized to offset net realized gains by the Fund.

3  Investment Adviser Fee and Other Transactions with Affiliates

Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), the Fund pays BMR a fee computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $500 million and is payable monthly. On Direct Assets of $500 million and over, the annual fee is reduced. Pursuant to the investment sub-advisory agreement and subsequent fee reduction agreement, BMR pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp. (EVC), a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the year ended October 31, 2018, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2018, the administration fee amounted to $522,492.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $14,550 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,221 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

15

Eaton Vance

Global Income Builder Fund

October 31, 2018

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $327,422 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $768,505 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2018, the Fund paid or accrued to EVD $1,388 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $256,168 and $1,388 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $1,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,600,586 and $47,374,804, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1K of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	1,007,226	2,421,012
Issued to shareholders electing to receive payments of distributions in Fund shares	479,600	629,266
Redemptions	(3,259,908)	(8,259,894)

Net decrease	(1,773,082)	(5,209,616)

16

Eaton Vance

Global Income Builder Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2018	2017

Sales	492,778	916,302
Issued to shareholders electing to receive payments of distributions in Fund shares	309,869	387,710
Redemptions	(2,841,719)	(4,532,067)

Net decrease	(2,039,072)	(3,228,055)

	Year Ended October 31,
Class I	2018	2017
Sales	3,507,322	6,132,344
Issued to shareholders electing to receive payments of distributions in Fund shares	418,467	350,960
Redemptions	(2,914,126)	(2,963,703)

Net increase	1,011,663	3,519,601

	Year Ended October 31,
Class R	2018	2017
Sales	13,591	48,368
Issued to shareholders electing to receive payments of distributions in Fund shares	2,029	2,735
Redemptions	(12,481)	(89,660)

Net increase (decrease)	3,139	(38,557)

17

Eaton Vance

Global Income Builder Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Income Builder Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

18

Eaton Vance

Global Income Builder Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2018, the Fund designates approximately $8,598,150, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 17.85% qualifies for the corporate dividends received deduction.

19

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments

Common Stocks — 57.1%
Security	Shares	Value

Aerospace & Defense — 0.4%
CAE, Inc.	77,198	$1,361,645
		$1,361,645

Auto Components — 0.5%
Continental AG	10,012	$1,649,837
		$1,649,837

Banks — 4.4%
Banco Santander SA	269,855	$1,283,957
Canadian Imperial Bank of Commerce	25,055	2,163,586
Citigroup, Inc.	33,948	2,222,236
ING Groep NV	117,497	1,390,106
KeyCorp	113,746	2,065,627
Nordea Bank AB	93,827	815,439
Societe Generale SA	33,387	1,223,892
UniCredit SpA	78,796	1,007,419
Wells Fargo & Co.	36,617	1,949,123
		$14,121,385

Beverages — 1.8%
Anheuser-Busch InBev SA/NV	16,949	$1,253,570
Coca-Cola Co. (The)	52,783	2,527,250
Diageo PLC	58,066	2,007,430
		$5,788,250

Building Products — 0.7%
Assa Abloy AB, Class B	113,322	$2,254,060
		$2,254,060

Chemicals — 1.8%
BASF SE	24,453	$1,876,487
Ecolab, Inc.	16,739	2,563,578
Sika AG	10,852	1,391,470
		$5,831,535

Construction & Engineering — 0.0%(1)
Abengoa SA, Class A(2)	36,194	$684
Abengoa SA, Class B(2)	374,261	1,521
		$2,205

Security	Shares	Value

Consumer Finance — 1.1%
Discover Financial Services	20,733	$1,444,468
Navient Corp.	89,832	1,040,255
OneMain Holdings, Inc.(2)	36,874	1,051,646
		$3,536,369

Diversified Financial Services — 0.9%
ORIX Corp.	178,334	$2,905,238
		$2,905,238

Electric Utilities — 1.5%
Iberdrola SA	282,835	$2,001,289
NextEra Energy, Inc.	16,912	2,917,320
		$4,918,609

Electrical Equipment — 1.5%
Legrand SA	29,973	$1,957,265
Melrose Industries PLC	1,371,972	2,953,302
		$4,910,567

Electronic Equipment, Instruments & Components — 1.4%
CDW Corp.	25,805	$2,322,708
Keyence Corp.	4,532	2,213,970
		$4,536,678

Energy Equipment & Services — 0.3%
Halliburton Co.	32,634	$1,131,747
		$1,131,747

Entertainment — 1.9%
Activision Blizzard, Inc.	38,925	$2,687,771
Walt Disney Co. (The)	30,436	3,494,966
		$6,182,737

Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	23,828	$3,712,641
Equity Residential	21,413	1,390,988
		$5,103,629

Food Products — 0.4%
Mondelez International, Inc., Class A	30,518	$1,281,146
		$1,281,146

20	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	23,224	$1,451,732
Boston Scientific Corp.(2)	72,330	2,614,006
Danaher Corp.	18,171	1,806,198
		$5,871,936

Health Care Providers & Services — 0.9%
Anthem, Inc.	6,630	$1,827,029
UnitedHealth Group, Inc.	4,447	1,162,224
		$2,989,253

Hotels, Restaurants & Leisure — 0.5%
Compass Group PLC	91,313	$1,796,016
		$1,796,016

Household Products — 0.5%
Reckitt Benckiser Group PLC	18,292	$1,479,166
		$1,479,166

Insurance — 2.1%
AIA Group, Ltd.	172,923	$1,315,432
Aviva PLC	373,655	2,041,982
Chubb, Ltd.	14,158	1,768,476
Prudential PLC	84,678	1,695,561
		$6,821,451

Interactive Media & Services — 2.9%
Alphabet, Inc., Class C(2)	6,259	$6,739,503
Facebook, Inc., Class A(2)	17,540	2,662,397
		$9,401,900

Internet & Direct Marketing Retail — 1.8%
Amazon.com, Inc.(2)	3,136	$5,011,360
ZOZO, Inc.	28,885	693,067
		$5,704,427

IT Services — 0.5%
Visa, Inc., Class A	12,409	$1,710,581
		$1,710,581

Leisure Products — 0.6%
Yamaha Corp.	41,011	$1,802,203
		$1,802,203

Security	Shares	Value

Life Sciences Tools & Services — 0.7%
Lonza Group AG	7,627	$2,398,229
		$2,398,229

Machinery — 3.8%
Atlas Copco AB, Class A	39,551	$977,770
Fortive Corp.	20,508	1,522,719
ITT, Inc.	37,571	1,897,335
Komatsu, Ltd.	66,466	1,730,937
MISUMI Group, Inc.	45,126	904,361
Parker-Hannifin Corp.	11,687	1,772,100
Stanley Black & Decker, Inc.	12,049	1,403,949
Xylem, Inc.	29,858	1,958,088
		$12,167,259

Metals & Mining — 0.8%
Rio Tinto, Ltd.	44,903	$2,443,275
		$2,443,275

Multi-Utilities — 0.8%
CMS Energy Corp.	49,446	$2,448,566
		$2,448,566

Oil, Gas & Consumable Fuels — 3.7%
BP PLC	438,795	$3,169,732
ConocoPhillips	31,668	2,213,593
Exxon Mobil Corp.	46,681	3,719,542
Phillips 66	19,828	2,038,715
Seven Generations Energy, Ltd., Class A(2)	75,800	812,441
		$11,954,023

Personal Products — 0.7%
Unilever PLC	40,668	$2,154,169
		$2,154,169

Pharmaceuticals — 4.0%
Bayer AG	11,705	$897,217
Eli Lilly & Co.	19,674	2,133,449
GlaxoSmithKline PLC	122,797	2,378,302
Johnson & Johnson	26,465	3,704,836
Novo Nordisk A/S, Class B	32,169	1,389,268
Zoetis, Inc.	26,142	2,356,701
		$12,859,773

21	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Professional Services — 0.7%
Verisk Analytics, Inc.(2)	19,950	$2,390,808
		$2,390,808

Semiconductors & Semiconductor Equipment — 1.5%
ASML Holding NV	18,659	$3,213,901
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	46,654	1,777,518
		$4,991,419

Software — 1.7%
Avaya Holdings Corp.(2)	14	$230
Microsoft Corp.	51,122	5,460,341
		$5,460,571

Specialty Retail — 1.9%
Industria de Diseno Textil SA	90,973	$2,564,047
TJX Cos., Inc. (The)	21,960	2,412,965
Ulta Beauty, Inc.(2)	3,932	1,079,413
		$6,056,425

Technology Hardware, Storage & Peripherals — 2.3%
Apple, Inc.	20,661	$4,521,866
HP, Inc.	125,014	3,017,838
		$7,539,704

Textiles, Apparel & Luxury Goods — 1.4%
adidas AG	8,052	$1,893,540
LVMH Moet Hennessy Louis Vuitton SE	5,582	1,693,609
Samsonite International SA(3)	276,268	796,751
		$4,383,900

Thrifts & Mortgage Finance — 0.3%
MGIC Investment Corp.(2)	84,470	$1,031,379
		$1,031,379

Tobacco — 0.4%
British American Tobacco PLC	33,682	$1,460,124
		$1,460,124

Wireless Telecommunication Services — 0.6%
Tele2 AB, Class B	162,519	$1,845,442
		$1,845,442

Total Common Stocks (identified cost $180,801,460)		$184,677,636

Preferred Stocks — 1.3%
Security	Shares	Value

Banks — 0.2%
Farm Credit Bank of Texas, 6.75% to 9/15/23(3)(4)	1,115	$118,747
IBERIABANK Corp., Series C, 6.60% to 5/1/26(4)	13,000	342,030
Wells Fargo & Co., Series Y, 5.625%	4,650	115,553
		$576,330

Electric Utilities — 0.1%
SCE Trust VI, 5.00%	15,350	$324,192
		$324,192

Equity Real Estate Investment Trusts (REITs) — 0.4%
CBL & Associates Properties, Inc., Series D, 7.375%	18,075	$277,451
SITE Centers Corp., Series A, 6.375%	10,450	245,888
SITE Centers Corp., Series K, 6.25%	1,950	42,452
Spirit Realty Capital, Inc., Series A, 6.00%	6,730	150,012
Vornado Realty Trust, Series K, 5.70%	21,500	508,045
		$1,223,848

Food Products — 0.2%
Dairy Farmers of America, Inc., 7.875%(3)	4,700	$473,525
Ocean Spray Cranberries, Inc., 6.25%(3)	540	48,870
		$522,395

Independent Power and Renewable Electricity Producers — 0.1%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23(4)	14,767	$376,854
		$376,854

Machinery — 0.1%
Stanley Black & Decker, Inc., 5.75%	17,150	$428,064
		$428,064

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	9,407	$221,064
		$221,064

Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(4)	23,750	$497,800
		$497,800

Total Preferred Stocks (identified cost $4,530,377)		$4,170,547

22	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Corporate Bonds & Notes — 36.3%
Security	Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.3%
BWX Technologies, Inc., 5.375%, 7/15/26(3)	215	$216,075
TransDigm UK Holdings PLC, 6.875%, 5/15/26(3)	200	200,000
TransDigm, Inc., 6.00%, 7/15/22	500	503,750
TransDigm, Inc., 6.375%, 6/15/26	110	108,075
TransDigm, Inc., 6.50%, 5/15/25	30	29,962
		$1,057,862

Auto Components — 0.1%
Deck Chassis Acquisition, Inc., 10.00%, 6/15/23(3)	205	$213,200
Wabash National Corp., 5.50%, 10/1/25(3)	145	130,863
		$344,063

Banks — 2.3%
Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(3)(4)(5)	200	$205,750
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27(4)(5)	400	345,500
Banco do Brasil SA, 6.25% to 4/15/24(3)(4)(5)	859	744,044
Banco Mercantil del Norte SA/Grand Cayman, 7.625% to 1/10/28(3)(4)(5)	200	196,502
Bank of America Corp., Series AA, 6.10% to 3/17/25(4)(5)	333	342,158
Bank of America Corp., Series FF, 5.875% to 3/15/28(4)(5)	220	213,675
Barclays PLC, 7.75% to 9/15/23(4)(5)	295	295,059
CIT Group, Inc., 5.375%, 5/15/20	33	33,970
CIT Group, Inc., 6.125%, 3/9/28	105	109,200
Citigroup, Inc., Series M, 6.30% to 5/15/24(4)(5)	195	194,074
Citigroup, Inc., Series T, 6.25% to 8/15/26(4)(5)	355	362,988
Credit Agricole SA, 7.875% to 1/23/24(3)(4)(5)	327	338,888
Credit Suisse Group AG, 7.50% to 7/17/23(3)(4)(5)	208	212,160
Danske Bank A/S, 7.00% to 6/26/25(4)(5)(6)	200	185,425
Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(3)(4)(5)	220	220,550
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(4)(5)	460	439,300
JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(4)(5)	215	229,566
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(4)(5)	993	1,010,675
Lloyds Banking Group PLC, 7.50% to 9/27/25(4)(5)	400	403,000
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(4)(5)	389	402,372
Societe Generale SA, 6.75% to 4/6/28(3)(4)(5)	535	472,806
UniCredit SpA, 8.00% to 6/3/24(4)(5)(6)	610	549,860
Zions Bancorporation, Series I, 5.80% to 6/15/23(4)(5)	88	86,460
		$7,593,982

Security		Principal Amount* (000’s omitted)	Value

Biotechnology — 0.4%
Grifols SA, 3.20%, 5/1/25(6)	EUR	1,075	$1,226,153
			$1,226,153

Building Products — 0.6%
Builders FirstSource, Inc., 5.625%, 9/1/24(3)		105	$98,306
Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(3)		1,000	1,037,500
Standard Industries, Inc., 5.50%, 2/15/23(3)		85	83,513
Standard Industries, Inc., 6.00%, 10/15/25(3)		525	518,437
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24		176	165,220
			$1,902,976

Capital Markets — 0.7%
Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27(4)(5)		450	$428,062
UBS Group AG, 6.875% to 8/7/25(4)(5)(6)		833	824,670
Vantiv, LLC/Vanity Issuer Corp., 3.875%, 11/15/25(6)	GBP	950	1,188,487
			$2,441,219

Casino & Gaming — 0.3%
Cinemark USA, Inc., 4.875%, 6/1/23		430	$421,937
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21		30	30,055
GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26		110	109,588
Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(3)		375	381,563
			$943,143

Chemicals — 1.3%
Chemours Co. (The), 4.00%, 5/15/26	EUR	850	$924,633
Chemours Co. (The), 7.00%, 5/15/25		130	134,550
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(3)		195	183,056
OCI N.V., 5.00%, 4/15/23(6)	EUR	785	936,366
SPCM SA, 4.875%, 9/15/25(3)		65	60,288
Starfruit Finco B.V./Starfruit US Holdco, LLC, 6.50%, 10/1/26(6)	EUR	755	838,903
Tronox Finance PLC, 5.75%, 10/1/25(3)		220	193,600
Tronox, Inc., 6.50%, 4/15/26(3)		103	94,502
Valvoline, Inc., 5.50%, 7/15/24		45	44,831
Venator Finance S.a.r.l./Venator Materials, LLC, 5.75%, 7/15/25(3)		115	98,612
W.R. Grace & Co., 5.125%, 10/1/21(3)		750	757,500
			$4,266,841

23	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Commercial Services & Supplies — 2.6%
Advanced Disposal Services, Inc., 5.625%, 11/15/24(3)		170	$166,175
Algeco Global Finance PLC, 6.50%, 2/15/23(6)	EUR	675	793,270
Clean Harbors, Inc., 5.125%, 6/1/21		400	401,000
Covanta Holding Corp., 5.875%, 3/1/24		500	500,000
Covanta Holding Corp., 5.875%, 7/1/25		95	92,388
Covanta Holding Corp., 6.375%, 10/1/22		35	35,755
Flexi-Van Leasing, Inc., 10.00%, 2/15/23(3)		157	131,095
GFL Environmental, Inc., 5.375%, 3/1/23(3)		270	248,400
Inter Media and Communication SpA, 4.875%, 12/31/22(6)	EUR	230	262,506
IPD 3 B.V., 4.50%, 7/15/22(6)	EUR	950	1,102,875
KAR Auction Services, Inc., 5.125%, 6/1/25(3)		260	247,000
La Financiere Atalian SA, 5.125%, 5/15/25(6)	EUR	1,485	1,552,557
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(3)		572	605,862
Refinitiv US Holdings, Inc., 6.875%, 11/15/26(6)	EUR	200	225,851
ServiceMaster Co., LLC (The), 7.45%, 8/15/27		550	577,500
Team Health Holdings, Inc., 6.375%, 2/1/25(3)		240	207,600
Tervita Escrow Corp., 7.625%, 12/1/21(3)		380	387,600
TMS International Corp., 7.25%, 8/15/25(3)		210	209,475
Waste Pro USA, Inc., 5.50%, 2/15/26(3)		105	99,750
Wrangler Buyer Corp., 6.00%, 10/1/25(3)		510	548,250
			$8,394,909

Communications Equipment — 0.4%
CommScope Technologies, LLC, 6.00%, 6/15/25(3)		124	$121,210
Riverbed Technology, Inc., 8.875%, 3/1/23(3)		630	580,387
Sprint Communications, Inc., 6.00%, 11/15/22		75	75,891
Western Digital Corp., 4.75%, 2/15/26		466	431,050
			$1,208,538

Construction & Engineering — 0.1%
Abengoa Abenewco 2 SAU, 1.50%, (1.50% Cash or 0.25% Cash and 1.25% PIK), 3/31/23(3)		156	$2,919
ABG Orphan Holdco S.a.r.l., 14.00%, (5.00% Cash, 9.00% PIK), 2/28/21(3)		349	368,920
			$371,839

Consumer Finance — 0.4%
Ally Financial, Inc., 8.00%, 12/31/18		160	$161,100
CPUK Finance, Ltd., 4.875%, 2/28/47(6)	GBP	895	1,145,266
			$1,306,366

Security		Principal Amount* (000’s omitted)	Value

Containers & Packaging — 0.4%
Berry Global, Inc., 4.50%, 2/15/26(3)		211	$197,812
BWAY Holding Co., 4.75%, 4/15/24(6)	EUR	150	171,613
BWAY Holding Co., 7.25%, 4/15/25(3)		199	189,050
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(3)		120	117,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.75%, 10/15/20		485	485,160
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(3)		140	140,612
			$1,301,847

Distributors — 0.3%
Autodis SA, 4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(6)(8)	EUR	770	$881,865
			$881,865

Diversified Consumer Services — 0.3%
Carriage Services, Inc., 6.625%, 6/1/26(3)		170	$171,275
frontdoor, Inc., 6.75%, 8/15/26(3)		185	189,163
Laureate Education, Inc., 8.25%, 5/1/25(3)		745	802,737
			$1,163,175

Diversified Financial Services — 1.0%
Avolon Holdings Funding, Ltd., 5.125%, 10/1/23(3)		350	$344,312
Cadence Financial Corp., 4.875%, 6/28/19(3)		508	508,421
DAE Funding, LLC, 4.50%, 8/1/22(3)		155	151,513
DAE Funding, LLC, 5.00%, 8/1/24(3)		255	249,262
Hulk Finance Corp., 7.00%, 6/1/26(3)		115	106,088
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22		115	116,387
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.375%, 12/15/25		120	119,550
Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(3)		340	338,725
SASU Newco SAB 20 SAS, 4.25%, 9/30/24(6)	EUR	615	678,838
Unifin Financiera SAB de CV, 8.875% to 1/29/25(3)(4)(5)		210	193,307
West Corp., 8.50%, 10/15/25(3)		480	435,600
			$3,242,003

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., 7.50%, 4/1/24		55	$57,887
Frontier Communications Corp., 10.50%, 9/15/22		20	16,750
Level 3 Financing, Inc., 5.25%, 3/15/26		90	86,625
Level 3 Financing, Inc., 5.375%, 1/15/24		35	34,738
Level 3 Parent, LLC, 5.75%, 12/1/22		50	49,990
			$245,990

24	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities — 1.3%
AES Corp. (The), 5.50%, 4/15/25		14	$14,105
AES Corp. (The), 6.00%, 5/15/26		45	46,238
ContourGlobal Power Holdings SA, 3.375%, 8/1/23(6)	EUR	960	1,072,127
Electricite de France SA, 6.00% to 1/29/26, 12/29/49(4)(6)	GBP	800	1,024,933
Guala Closures SpA, 3.50%, (3 mo. EURIBOR + 3.50%), 4/15/24(8)	EUR	265	303,541
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(3)		95	90,606
NRG Yield Operating, LLC, 5.375%, 8/15/24		225	223,734
Pattern Energy Group, Inc., 5.875%, 2/1/24(3)		60	59,700
Resideo Funding, Inc., 6.125%, 11/1/26(3)		107	107,827
Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(4)		262	261,976
TerraForm Power Operating, LLC, 4.25%, 1/31/23(3)		95	90,250
TerraForm Power Operating, LLC, 5.00%, 1/31/28(3)		145	130,137
TerraForm Power Operating, LLC, 6.625%, 6/15/25(3)		90	94,162
Vistra Energy Corp., 7.375%, 11/1/22		450	468,000
Vistra Energy Corp., 7.625%, 11/1/24		45	47,813
Vistra Energy Corp., 8.125%, 1/30/26(3)		190	206,150
			$4,241,299

Electronic Equipment, Instruments & Components — 0.3%
Energizer Gamma Acquisition B.V., 4.625%, 7/15/26(6)	EUR	630	$732,836
Energizer Gamma Acquisition, Inc., 6.375%, 7/15/26(3)		165	165,413
			$898,249

Energy Equipment & Services — 0.1%
Oceaneering International, Inc., 6.00%, 2/1/28		230	$224,639
			$224,639

Entertainment — 0.4%
EIG Investors Corp., 10.875%, 2/1/24		480	$520,800
Netflix, Inc., 5.875%, 11/15/28(3)		300	296,250
Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25		465	477,206
			$1,294,256

Equity Real Estate Investment Trusts (REITs) — 0.4%
Equinix, Inc., 5.375%, 5/15/27		115	$114,137
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		100	91,000
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		200	201,000
SBA Communications Corp., 4.00%, 10/1/22		150	144,375

Security	Principal Amount* (000’s omitted)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SBA Communications Corp., 4.875%, 9/1/24	55	$53,281
VICI Properties 1, LLC/VICI FC, Inc., 8.00%, 10/15/23	780	860,226
		$1,464,019

Food Products — 0.4%
Dole Food Co., Inc., 7.25%, 6/15/25(3)	225	$217,125
Pilgrim’s Pride Corp., 5.875%, 9/30/27(3)	74	67,525
Post Holdings, Inc., 5.00%, 8/15/26(3)	85	78,731
Post Holdings, Inc., 5.50%, 3/1/25(3)	190	184,419
Post Holdings, Inc., 5.625%, 1/15/28(3)	195	183,846
US Foods, Inc., 5.875%, 6/15/24(3)	510	507,450
		$1,239,096

Gas Utilities — 0.1%
NiSource, Inc., 5.65% to 6/15/23(3)(4)(5)	230	$225,734
		$225,734

Health Care Equipment & Supplies — 1.4%
Centene Corp., 4.75%, 1/15/25	300	$297,063
Centene Corp., 5.375%, 6/1/26(3)	445	452,787
Centene Corp., 5.625%, 2/15/21	90	91,463
Centene Corp., 6.125%, 2/15/24	340	356,150
Envision Healthcare Corp., 8.75%, 10/15/26(3)	549	533,902
Hologic, Inc., 4.375%, 10/15/25(3)	70	65,975
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(3)	415	415,913
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(3)	320	327,600
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(3)	390	423,150
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(3)	1,230	1,252,534
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/1/22(3)(7)	440	452,650
		$4,669,187

Health Care Providers & Services — 0.9%
CHS/Community Health Systems, Inc., 6.25%, 3/31/23	325	$300,122
Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(3)(7)	150	151,125
HCA, Inc., 5.00%, 3/15/24	110	111,581
HCA, Inc., 5.375%, 9/1/26	270	268,650
HCA, Inc., 5.625%, 9/1/28	330	327,525
HCA, Inc., 5.875%, 2/15/26	750	768,750
Tenet Healthcare Corp., 6.00%, 10/1/20	135	138,584
Tenet Healthcare Corp., 6.75%, 6/15/23	260	260,247

25	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp., 7.50%, 1/1/22(3)	85	$88,878
WellCare Health Plans, Inc., 5.25%, 4/1/25	375	375,000
WellCare Health Plans, Inc., 5.375%, 8/15/26(3)	205	205,000
		$2,995,462

Hotels, Restaurants & Leisure — 1.4%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(3)	325	$305,500
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.00%, 10/15/25(3)	504	473,760
Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(3)	224	209,020
Eldorado Resorts, Inc., 6.00%, 4/1/25	220	218,350
Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(3)	490	515,725
Golden Nugget, Inc., 6.75%, 10/15/24(3)	430	430,000
Golden Nugget, Inc., 8.75%, 10/1/25(3)	295	303,850
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 10.25%, 11/15/22(3)	342	373,207
Merlin Entertainments PLC, 5.75%, 6/15/26(3)	200	200,500
MGM Resorts International, 5.75%, 6/15/25	240	235,200
NCL Corp., Ltd., 4.75%, 12/15/21(3)	121	121,303
Scientific Games International, Inc., 10.00%, 12/1/22	420	440,475
Viking Cruises, Ltd., 5.875%, 9/15/27(3)	730	697,150
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(3)	55	49,844
		$4,573,884

Household Products — 0.1%
Central Garden & Pet Co., 6.125%, 11/15/23	235	$240,287
Spectrum Brands, Inc., 5.75%, 7/15/25	120	117,000
		$357,287

Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp., 5.25%, 6/1/26(3)	150	$138,375
Calpine Corp., 5.50%, 2/1/24	45	41,006
Calpine Corp., 5.75%, 1/15/25	450	403,785
NRG Energy, Inc., 5.75%, 1/15/28	210	210,000
NRG Energy, Inc., 7.25%, 5/15/26	350	373,625
		$1,166,791

Industrial Conglomerates — 0.0%(1)
Hillman Group, Inc. (The), 6.375%, 7/15/22(3)	30	$26,550
		$26,550

Security		Principal Amount* (000’s omitted)	Value

Insurance — 0.8%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 8.25%, 8/1/23(3)		560	$580,233
Ardonagh Midco 3 PLC, 8.375%, 7/15/23(6)	GBP	910	1,092,661
Hub International, Ltd., 7.00%, 5/1/26(3)		395	386,507
Prudential Financial, Inc., 5.70% to 9/15/28, 9/15/48(4)		220	213,510
Voya Financial, Inc., Series A, 6.125% to 9/15/23(4)(5)		210	208,950
			$2,481,861

Internet & Direct Marketing Retail — 0.2%
eDreams ODIGEO SA, 5.50%, 9/1/23(6)	EUR	705	$802,910
			$802,910

Machinery — 0.3%
Cloud Crane, LLC, 10.125%, 8/1/24(3)		190	$205,200
Navistar International Corp., 6.625%, 11/1/25(3)		445	456,125
Titan Acquisition, Ltd./Titan Co-Borrower, LLC, 7.75%, 4/15/26(3)		310	258,850
			$920,175

Media — 2.3%
Altice France SA, 7.375%, 5/1/26(3)		455	$438,506
Altice Luxembourg SA, 7.25%, 5/15/22(6)	EUR	446	495,741
Altice US Finance I Corp., 5.50%, 5/15/26(3)		200	195,312
AMC Entertainment Holdings, Inc., 6.375%, 11/15/24	GBP	345	441,969
Cablevision Systems Corp., 5.875%, 9/15/22		50	50,375
Cablevision Systems Corp., 8.00%, 4/15/20		70	73,231
CBS Radio, Inc., 7.25%, 11/1/24(3)		85	80,431
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(3)		1,130	1,142,712
CSC Holdings, LLC, 6.75%, 11/15/21		500	524,825
CSC Holdings, LLC, 10.875%, 10/15/25(3)		422	487,938
DISH DBS Corp., 7.75%, 7/1/26		95	85,381
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 7.875%, 5/15/24(3)		160	136,800
MDC Partners, Inc., 6.50%, 5/1/24(3)		243	200,475
Salem Media Group, Inc., 6.75%, 6/1/24(3)		295	265,500
Sirius XM Radio, Inc., 5.00%, 8/1/27(3)		218	205,942
Sirius XM Radio, Inc., 6.00%, 7/15/24(3)		500	512,400
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25(6)	EUR	850	1,011,511
UPC Holding B.V., 3.875%, 6/15/29(6)	EUR	545	593,819
UPC Holding B.V., 5.50%, 1/15/28(3)		260	241,150
Ziggo B.V., 5.50%, 1/15/27(3)		150	138,000
			$7,322,018

26	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Metals & Mining — 2.1%
Alcoa Nederland Holding B.V., 6.125%, 5/15/28(3)		250	$250,000
Alcoa Nederland Holding B.V., 7.00%, 9/30/26(3)		770	816,200
Allegheny Ludlum, LLC, 6.95%, 12/15/25		450	452,718
Allegheny Technologies, Inc., 5.95%, 1/15/21		50	50,375
Allegheny Technologies, Inc., 7.875%, 8/15/23		205	217,044
BHP Billiton Finance USA, Ltd., 6.75% to 10/20/25, 10/19/75(3)(4)		270	292,950
Big River Steel, LLC/BRS Finance Corp., 7.25%, 9/1/25(3)		25	26,313
Bombardier, Inc., 6.00%, 10/15/22(3)		560	552,300
Bombardier, Inc., 6.125%, 1/15/23(3)		20	19,850
Bombardier, Inc., 7.50%, 12/1/24(3)		170	173,187
Bombardier, Inc., 7.50%, 3/15/25(3)		55	55,259
Centennial Resource Production, LLC, 5.375%, 1/15/26(3)		320	313,600
Constellium N.V., 4.25%, 2/15/26(6)	EUR	715	793,952
Eldorado Gold Corp., 6.125%, 12/15/20(3)		375	350,625
First Quantum Minerals, Ltd., 6.875%, 3/1/26(3)		200	173,500
First Quantum Minerals, Ltd., 7.00%, 2/15/21(3)		75	73,500
First Quantum Minerals, Ltd., 7.25%, 4/1/23(3)		415	384,912
First Quantum Minerals, Ltd., 7.50%, 4/1/25(3)		445	398,831
Freeport-McMoRan, Inc., 4.55%, 11/14/24		75	69,656
Freeport-McMoRan, Inc., 5.45%, 3/15/43		156	132,990
Hudbay Minerals, Inc., 7.25%, 1/15/23(3)		115	115,000
Hudbay Minerals, Inc., 7.625%, 1/15/25(3)		200	201,500
New Gold, Inc., 6.25%, 11/15/22(3)		71	62,125
New Gold, Inc., 6.375%, 5/15/25(3)		85	68,531
Novelis Corp., 5.875%, 9/30/26(3)		180	170,100
Novelis Corp., 6.25%, 8/15/24(3)		125	124,063
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25(3)		185	188,700
Teck Resources, Ltd., 8.50%, 6/1/24(3)		130	141,375
			$6,669,156

Multi-Utilities — 0.5%
Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(4)(5)		425	$429,781
Thames Water Kemble Finance PLC, 5.875%, 7/15/22(6)	GBP	900	1,212,896
			$1,642,677

Oil, Gas & Consumable Fuels — 5.2%
Aker BP ASA, 5.875%, 3/31/25(3)		1,150	$1,164,375
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.50%, 5/20/25		105	98,700
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24		24	23,160
Antero Resources Corp., 5.375%, 11/1/21		1,000	1,002,500

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(3)	342	$332,595
Berry Petroleum Co., LLC, 7.00%, 2/15/26(3)	220	219,164
Canbriam Energy, Inc., 9.75%, 11/15/19(3)	305	301,187
Cheniere Energy Partners, L.P., 5.25%, 10/1/25	235	231,181
Chesapeake Energy Corp., 7.00%, 10/1/24	91	89,066
Chesapeake Energy Corp., 8.00%, 12/15/22(3)	31	32,395
Crown Americas, LLC/Crown Americas Capital Corp., V, 4.25%, 9/30/26	110	100,100
Crown Americas, LLC/Crown Americas Capital Corp., VI, 4.75%, 2/1/26(3)	120	113,550
CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(3)	720	686,700
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	256	258,880
Denbury Resources, Inc., 9.00%, 5/15/21(3)	24	25,170
Diamondback Energy, Inc., 4.75%, 11/1/24	60	58,500
Diamondback Energy, Inc., 5.375%, 5/31/25	140	139,650
Endeavor Energy Resources, L.P./EER Finance, Inc., 5.50%, 1/30/26(3)	155	160,037
Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(3)	205	212,687
EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(4)(5)	392	342,582
Enterprise Products Operating, LLC, Series E, 5.25% to 8/16/27, 8/16/77(4)	455	408,637
EP Energy, LLC/Everest Acquisition Finance, Inc., 7.75%, 5/15/26(3)	105	104,836
EP Energy, LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24(3)	110	106,700
Extraction Oil & Gas, Inc., 5.625%, 2/1/26(3)	385	327,250
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(3)	195	183,787
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(3)	360	343,800
Gulfport Energy Corp., 6.00%, 10/15/24	49	46,183
Gulfport Energy Corp., 6.625%, 5/1/23	350	351,750
Hilcorp Energy I, L.P./Hilcorp Finance Co., 6.25%, 11/1/28(3)	213	205,281
Jagged Peak Energy, LLC, 5.875%, 5/1/26(3)	47	45,943
Matador Resources Co., 5.875%, 9/15/26(3)	370	362,600
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(3)	275	265,980
Murphy Oil USA, Inc., 5.625%, 5/1/27	65	63,619
Murphy Oil USA, Inc., 6.00%, 8/15/23	500	512,500
Nabors Industries, Inc., 4.625%, 9/15/21	40	38,697
Nabors Industries, Inc., 5.75%, 2/1/25	260	240,626
Neptune Energy Bondco PLC, 6.625%, 5/15/25(6)	1,225	1,195,906
Newfield Exploration Co., 5.625%, 7/1/24	65	67,113

27	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
Nine Energy Service, Inc., 8.75%, 11/1/23(3)	110	$112,063
Oasis Petroleum, Inc., 6.875%, 3/15/22	43	43,323
Oasis Petroleum, Inc., 6.875%, 1/15/23	235	237,350
Odebrecht Oil & Gas Finance, Ltd., 0.00%(3)(5)	862	18,840
Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(3)	75	72,844
Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(3)	140	137,550
Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(3)	137	135,393
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(3)	150	154,500
PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23	100	103,750
PBF Holding Co., LLC/PBF Finance Corp., 7.25%, 6/15/25	588	607,110
Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(4)(5)	710	669,175
Precision Drilling Corp., 6.50%, 12/15/21	14	13,751
Precision Drilling Corp., 7.125%, 1/15/26(3)	75	74,625
Precision Drilling Corp., 7.75%, 12/15/23	10	10,450
QEP Resources, Inc., 5.625%, 3/1/26	123	116,235
Resolute Energy Corp., 8.50%, 5/1/20	65	65,081
SESI, LLC, 7.75%, 9/15/24	35	34,519
Seven Generations Energy, Ltd., 5.375%, 9/30/25(3)	255	238,744
Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25(3)	440	442,750
SM Energy Co., 5.625%, 6/1/25	85	82,238
SM Energy Co., 6.125%, 11/15/22	326	331,705
SM Energy Co., 6.625%, 1/15/27	155	156,550
SM Energy Co., 6.75%, 9/15/26	147	148,103
Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23(3)	145	140,106
Sunoco, L.P./Sunoco Finance Corp., 5.50%, 2/15/26(3)	64	61,120
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 5.875%, 4/15/26(3)	155	156,647
Teleflex, Inc., 4.625%, 11/15/27	160	149,800
Transocean Guardian, Ltd., 5.875%, 1/15/24(3)	175	173,906
Transocean Pontus, Ltd., 6.125%, 8/1/25(3)	120	119,550
Transocean, Inc., 7.25%, 11/1/25(3)	228	222,300
Transocean, Inc., 7.50%, 1/15/26(3)	105	103,425
Trinidad Drilling, Ltd., 6.625%, 2/15/25(3)	171	171,855
Weatherford International, Ltd., 8.25%, 6/15/23	40	30,800
Weatherford International, Ltd., 9.875%, 2/15/24	95	74,100
Whiting Petroleum Corp., 5.75%, 3/15/21	135	136,350
Whiting Petroleum Corp., 6.625%, 1/15/26	315	316,575
WildHorse Resource Development Corp., 6.875%, 2/1/25	502	502,000
		$16,828,570

Security		Principal Amount* (000’s omitted)	Value

Paper & Forest Products — 0.0%(1)
Mercer International, Inc., 5.50%, 1/15/26		70	$68,054
			$68,054

Pharmaceuticals — 1.1%
Bausch Health Cos, Inc., 5.50%, 3/1/23(3)		113	$107,491
Bausch Health Cos, Inc., 5.50%, 11/1/25(3)		95	93,456
Bausch Health Cos, Inc., 5.625%, 12/1/21(3)		105	103,819
Bausch Health Cos, Inc., 5.875%, 5/15/23(3)		110	105,600
Bausch Health Cos, Inc., 6.125%, 4/15/25(3)		60	55,332
Bausch Health Cos, Inc., 6.50%, 3/15/22(3)		155	160,813
Bausch Health Cos, Inc., 7.00%, 3/15/24(3)		315	330,653
Bausch Health Cos, Inc., 7.50%, 7/15/21(3)		120	122,100
Bausch Health Cos, Inc., 8.50%, 1/31/27(3)		277	282,540
Bausch Health Cos, Inc., 9.00%, 12/15/25(3)		245	256,331
Bausch Health Cos, Inc., 9.25%, 4/1/26(3)		105	110,381
Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(3)		270	254,475
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/1/24(3)		198	209,385
Rossini S.a.r.l., 6.25%, (3 mo. EURIBOR + 6.25%), 10/30/25(6)(8)	EUR	385	441,521
Rossini S.a.r.l., 6.75%, 10/30/25(6)	EUR	330	381,534
Teva Pharmaceutical Finance Netherlands III B.V., 3.15%, 10/1/26		55	44,884
Teva Pharmaceutical Finance Netherlands III B.V., 6.75%, 3/1/28		225	230,473
Vizient, Inc., 10.375%, 3/1/24(3)		125	136,875
			$3,427,663

Pipelines — 1.0%
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 6.375%, 5/1/24		105	$111,248
Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24		70	68,600
Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25		230	236,900
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24		170	184,238
Cheniere Energy Partners, L.P., 5.625%, 10/1/26(3)		215	212,312
Enbridge Energy Partners, L.P., 6.194%, (3 mo. USD LIBOR + 3.798%), 10/1/77(8)		432	429,885
Energy Transfer Equity, L.P., 5.875%, 1/15/24		15	15,788
Energy Transfer Partners, L.P., Series A, 6.25% to 2/15/23(4)(5)		434	406,604
Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(3)		580	576,056
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(3)		60	60,450

28	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Pipelines (continued)
NGPL PipeCo, LLC, 4.375%, 8/15/22(3)		50	$49,625
Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(3)		490	485,619
Williams Cos., Inc. (The), 3.70%, 1/15/23		230	226,012
Williams Cos., Inc. (The), 4.55%, 6/24/24		125	125,977
Williams Cos., Inc. (The), 5.75%, 6/24/44		85	85,589
			$3,274,903

Real Estate Investment Trusts — 0.0%(1)
RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23		67	$66,665
			$66,665

Real Estate Investment Trusts (REITs) — 0.2%
ESH Hospitality, Inc., 5.25%, 5/1/25(3)		160	$151,800
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(3)		465	452,213
IRB Holding Corp., 6.75%, 2/15/26(3)		62	59,520
Mattamy Group Corp., 6.875%, 12/15/23(3)		51	49,916
			$713,449

Real Estate Management & Development — 0.3%
AT Securities B.V., 5.25% to 7/21/23(4)(5)(6)		1,250	$1,160,937
			$1,160,937

Semiconductors & Semiconductor Equipment — 0.1%
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(3)		200	$199,750
			$199,750

Software — 0.4%
Camelot Finance SA, 7.875%, 10/15/24(3)		400	$397,000
InterXion Holding N.V., 4.75%, 6/15/25(6)	EUR	115	136,116
j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(3)		255	253,725
Symantec Corp., 5.00%, 4/15/25(3)		74	69,803
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/1/23(3)		200	190,000
Veritas US, Inc./Veritas Bermuda, Ltd., 10.50%, 2/1/24(3)		260	224,900
			$1,271,544

Specialty Retail — 0.1%
Entegris, Inc., 4.625%, 2/10/26(3)		145	$135,439
Party City Holdings, Inc., 6.125%, 8/15/23(3)		110	110,275
Party City Holdings, Inc., 6.625%, 8/1/26(3)		105	102,375
			$348,089

Security		Principal Amount* (000’s omitted)	Value

Technology Hardware, Storage & Peripherals — 0.3%
Dell International, LLC/EMC Corp., 5.45%, 6/15/23(3)		135	$139,960
Dell International, LLC/EMC Corp., 5.875%, 6/15/21(3)		205	208,340
Dell International, LLC/EMC Corp., 6.02%, 6/15/26(3)		315	327,118
Dell International, LLC/EMC Corp., 7.125%, 6/15/24(3)		210	222,423
Seagate HDD Cayman, 4.75%, 1/1/25		105	96,217
			$994,058

Telecommunications — 1.9%
CenturyLink, Inc., 6.75%, 12/1/23		706	$721,885
DKT Finance ApS, 7.00%, 6/17/23(6)	EUR	1,175	1,431,038
Hughes Satellite Systems Corp., 5.25%, 8/1/26		145	138,294
Hughes Satellite Systems Corp., 6.625%, 8/1/26		95	90,725
Intelsat Jackson Holdings SA, 5.50%, 8/1/23		30	26,925
Intelsat Jackson Holdings SA, 8.00%, 2/15/24(3)		200	209,750
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(3)		216	212,490
Sprint Capital Corp., 6.875%, 11/15/28		655	645,175
Sprint Corp., 7.875%, 9/15/23		1,858	1,988,060
T-Mobile USA, Inc., 4.50%, 2/1/26		155	145,264
T-Mobile USA, Inc., 4.75%, 2/1/28		170	157,675
Wind Tre SpA, 5.00%, 1/20/26(3)		425	363,843
			$6,131,124

Toys, Games & Hobbies — 0.1%
Mattel, Inc., 6.75%, 12/31/25(3)		300	$287,157
			$287,157

Transportation — 0.5%
CMA CGM SA, 5.25%, 1/15/25(6)	EUR	127	$122,237
CMA CGM SA, 6.50%, 7/15/22(6)	EUR	650	698,631
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(3)		260	264,550
XPO Logistics, Inc., 6.125%, 9/1/23(3)		80	82,236
XPO Logistics, Inc., 6.50%, 6/15/22(3)		375	385,782
			$1,553,436

Wireless Telecommunication Services — 0.1%
Sprint Corp., 7.625%, 3/1/26		157	$162,986
			$162,986

Total Corporate Bonds & Notes (identified cost $120,465,573)			$117,596,406

29	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Senior Floating-Rate Loans — 2.9%(9)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.0%(1)
TransDigm, Inc., Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing 5/30/25	$132	$131,953
		$131,953

Business Equipment and Services — 0.4%
EIG Investors Corp., Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing 2/9/23	$451	$452,843
Solera, LLC, Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing 3/3/23	679	679,377
		$1,132,220

Containers and Glass Products — 0.4%
BWAY Holding Company, Term Loan, 5.66%, (3 mo. USD LIBOR + 3.25%), Maturing 4/3/24	$1,150	$1,144,703
		$1,144,703

Electronics / Electrical — 0.7%
Applied Systems, Inc., Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing 9/19/24	$350	$351,566
Cortes NP Acquisition Corporation, Term Loan, 6.31%, (3 mo. USD LIBOR + 4.00%), Maturing 11/30/23	494	489,004
Infor (US), Inc., Term Loan, Maturing 2/1/22(10)	260	259,431
Riverbed Technology, Inc., Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing 4/24/22	496	494,158
SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	62	62,041
SS&C Technologies, Inc., Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	159	158,125
SS&C Technologies, Inc., Term Loan, Maturing 4/16/25(10)	140	139,703
Verifone Systems, Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing 8/20/25	305	305,610
		$2,259,638

Financial Intermediaries — 0.1%
Navistar International Corporation, Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing 11/6/24	$392	$393,017
		$393,017

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products — 0.1%
HLF Financing S.a.r.l., Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing 8/18/25	$295	$296,475
		$296,475

Health Care — 0.3%
Envision Healthcare Corporation, Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing 10/10/25	$267	$262,012
MPH Acquisition Holdings, LLC, Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing 6/7/23	373	373,059
Press Ganey Holdings, Inc., Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing 10/23/23	114	114,506
Press Ganey Holdings, Inc., Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing 10/21/24	285	288,249
		$1,037,826

Insurance — 0.3%
Asurion, LLC, Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	$1,035	$1,064,109
		$1,064,109

Oil and Gas — 0.0%(1)
Drillship Hydra Owners, Inc., Term Loan, 8.00%, Maturing 9/20/24(11)	$47	$49,117
		$49,117

Publishing — 0.2%
McGraw-Hill Global Education Holdings, LLC, Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing 5/4/22	$512	$491,137
		$491,137

Steel — 0.3%
Big River Steel, LLC, Term Loan, 7.39%, (3 mo. USD LIBOR + 5.00%), Maturing 8/23/23	$173	$175,632
GrafTech Finance, Inc., Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing 2/12/25	810	814,811
		$990,443

Surface Transport — 0.1%
Direct ChassisLink, Inc., Term Loan - Second Lien, 8.53%, (3 mo. USD LIBOR + 6.00%), Maturing 6/15/23	$145	$146,269
		$146,269

30	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications — 0.0%(1)
Intelsat Jackson Holdings SA, Term Loan, 6.63%, Maturing 1/2/24(11)	$110	$113,135
		$113,135

Total Senior Floating-Rate Loans (identified cost $9,245,730)		$9,250,042

Exchange-Traded Funds — 0.5%
Security	Shares	Value

Equity Funds — 0.5%
First Trust Preferred Securities and Income ETF	80,000	$1,499,200

Total Exchange-Traded Funds (identified cost $1,530,856)		$1,499,200

Miscellaneous — 0.0%
Security	Principal Amount	Value

Telecommunications — 0.0%
Avaya, Inc., Escrow Certificates(2)(12)	$200,000	$0
		$0

Total Miscellaneous (identified cost $0)		$0

Rights — 0.0%(1)
Security	Shares	Value

Equities — 0.0%(1)
Banco Santander SA, Exp. 11/1/18(2)	269,855	$10,484

Total Rights (identified cost $10,868)		$10,484

Short-Term Investments — 0.8%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(13)	2,715,186	$2,714,915

Total Short-Term Investments (identified cost $2,715,133)		$2,714,915

Total Investments — 98.9% (identified cost $319,299,997)		$319,919,230

Other Assets, Less Liabilities — 1.1%		$3,517,937

Net Assets — 100.0%		$323,437,167

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $54,503,786 or 16.9% of the Portfolio’s net assets.

(4)	Security converts to floating rate after the indicated fixed-rate coupon period.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $26,965,811 or 8.3% of the Portfolio’s net assets.

(7)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(9)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(10)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(11)	Fixed-rate loan.

31	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Portfolio of Investments — continued

(12)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	62.1%	$198,816,310
United Kingdom	9.5	30,319,989
France	3.5	11,144,315
Canada	3.5	11,135,437
Japan	3.2	10,249,776
Netherlands	2.9	9,172,549
Spain	2.8	8,877,601
Germany	2.6	8,489,529
Sweden	1.6	5,077,272
Switzerland	1.5	4,826,529
Denmark	0.9	3,005,731
Italy	0.9	2,868,703
Luxembourg	0.8	2,699,472
Taiwan	0.6	1,777,518
Hong Kong	0.4	1,315,432
Belgium	0.4	1,253,570
Norway	0.4	1,164,375
Zambia	0.3	1,030,743
United Arab Emirates	0.3	843,525
Finland	0.3	815,439
Brazil	0.2	762,884
New Zealand	0.2	743,372
Ireland	0.2	683,037
Australia	0.2	681,756
Mexico	0.1	389,809
Israel	0.1	275,357
Exchange-Traded Funds	0.5	1,499,200
Total Investments	100.0%	$319,919,230

Abbreviations:

ADR	–	American Depositary Receipt
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

32	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $316,584,864)	$317,204,315
Affiliated investment, at value (identified cost, $2,715,133)	2,714,915
Cash	30,278
Foreign currency, at value (identified cost, $1,648,360)	1,626,896
Interest and dividends receivable	2,135,477
Dividends receivable from affiliated investment	394
Receivable for investments sold	1,234,827
Tax reclaims receivable	536,938
Prepaid expenses	801
Total assets	$325,484,841

Liabilities
Payable for investments purchased	$1,717,346
Payable to affiliates:
Investment adviser fee	183,064
Trustees’ fees	1,276
Accrued expenses	145,988
Total liabilities	$2,047,674
Net Assets applicable to investors’ interest in Portfolio	$323,437,167

33	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest (net of foreign taxes, $27,554)	$8,040,858
Dividends (net of foreign taxes, $1,951,233)	6,843,192
Dividends from affiliated investment	57,494
Total investment income	$14,941,544

Expenses
Investment adviser fee	$2,305,678
Trustees’ fees and expenses	15,122
Custodian fee	210,476
Legal and accounting services	62,081
Miscellaneous	50,679
Total expenses	$2,644,036

Net investment income	$12,297,508

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$9,810,180 (1)
Investment transactions — affiliated investment	492
Financial futures contracts	(516,236)
Foreign currency transactions	(157,395)
Net realized gain	$9,137,041
Change in unrealized appreciation (depreciation) —
Investments	$(23,271,885)
Investments — affiliated investment	(218)
Foreign currency	(40,485)
Net change in unrealized appreciation (depreciation)	$(23,312,588)

Net realized and unrealized loss	$(14,175,547)

Net decrease in net assets from operations	$(1,878,039)

(1)	Includes $447,006 of net realized gains from redemptions in-kind.

34	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$12,297,508	$17,195,805
Net realized gain	9,137,041 (1)	21,057,640 (2)
Net change in unrealized appreciation (depreciation)	(23,312,588)	17,720,315
Net increase (decrease) in net assets from operations	$(1,878,039)	$55,973,760
Capital transactions —
Contributions	$11,555,928	$16,973,536
Withdrawals	(50,914,402)	(85,428,038)
Portfolio transaction fee	197,464	258,836
Net decrease in net assets from capital transactions	$(39,161,010)	$(68,195,666)

Net decrease in net assets	$(41,039,049)	$(12,221,906)

Net Assets
At beginning of year	$364,476,216	$376,698,122
At end of year	$323,437,167	$364,476,216

(1)	Includes $447,006 of net realized gains from redemptions in-kind.

(2)	Includes $2,455,461 of net realized gains from redemptions in-kind.

35	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,		Period Ended October 31, 2016(1)
Ratios/Supplemental Data	2018	2017
Ratios (as a percentage of average daily net assets):
Expenses	0.75%	0.75%	0.80	%(2)
Net investment income	3.47%	4.56%	3.75	%(2)
Portfolio Turnover	102%	143%	66	%(3)

Total Return	(1.00)%	15.99%	3.65	%(3)

Net assets, end of period (000’s omitted)	$323,437	$364,476	$376,698

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Annualized.

(3)	Not annualized.

36	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 98.0% and 2.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

37

Global Income Builder Portfolio

October 31, 2018

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will

38

Global Income Builder Portfolio

October 31, 2018

Notes to Financial Statements — continued

be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $2,305,678 or 0.65% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of EVC, a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the year ended October 31, 2018, BMR reimbursed the Portfolio $183,877 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of approximately 0.10%.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, and including maturities and principal repayments on Senior Loans, aggregated $353,074,937 and $374,305,599, respectively, for the year ended October 31, 2018. In-kind contributions and withdrawals for the year ended October 31, 2018 aggregated $2,910,579 and $2,650,645, respectively.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$319,888,030

Gross unrealized appreciation	$17,890,551
Gross unrealized depreciation	(17,859,351)

Net unrealized appreciation	$31,200

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2018, there were no obligations outstanding under these financial instruments.

39

Global Income Builder Portfolio

October 31, 2018

Notes to Financial Statements — continued

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended October 31, 2018, the Portfolio entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$(516,236)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended October 31, 2018, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$9,587,000	$9,918,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

40

Global Income Builder Portfolio

October 31, 2018

Notes to Financial Statements — continued

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Communication Services	$15,584,637	$1,845,442		$—	$17,430,079
Consumer Discretionary	8,503,738	12,889,070		—	21,392,808
Consumer Staples	3,808,396	8,354,459		—	12,162,855
Energy	9,916,038	3,169,732		—	13,085,770
Financials	14,736,796	13,679,026		—	28,415,822
Health Care	17,056,175	7,063,016		—	24,119,191
Industrials	12,306,644	10,779,900		—	23,086,544
Information Technology	18,811,082	5,427,871		—	24,238,953
Materials	2,563,578	5,711,232		—	8,274,810
Real Estate	5,103,629	—		—	5,103,629
Utilities	5,365,886	2,001,289		—	7,367,175

Total Common Stocks	$113,756,599	$70,921,037	**	$—	$184,677,636

Preferred Stocks
Consumer Staples	$—	$522,395		$—	$522,395
Energy	497,800	—		—	497,800
Financials	457,583	118,747		—	576,330
Industrials	428,064	—		—	428,064
Real Estate	1,223,848	—		—	1,223,848
Utilities	922,110	—		—	922,110

Total Preferred Stocks	$3,529,405	$641,142		$—	$4,170,547

Corporate Bonds & Notes	$—	$117,596,406		$—	$117,596,406
Senior Floating-Rate Loans	—	9,250,042		—	9,250,042
Exchange-Traded Funds	1,499,200	—		—	1,499,200
Miscellaneous	—	—		0	0
Rights	10,484	—		—	10,484
Short-Term Investments	—	2,714,915		—	2,714,915

Total Investments	$118,795,688	$201,123,542		$0	$319,919,230

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

41

Global Income Builder Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Income Builder Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Income Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from the start of business, March 28, 2016, to October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the two years in the period then ended and the period from the start of business, March 28, 2016, to October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

42

Eaton Vance Global Income Builder Fund

Global Income Builder Portfolio

October 31, 2018

Special Meeting of Shareholders(Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

Nominee for Trustee	Number of Shares
	For	Withheld

Mark R. Fetting	33,495,039	758,365
Keith Quinton	33,473,337	780,067
Marcus L. Smith	33,457,044	796,360
Susan J. Sutherland	33,519,435	733,969
Scott E. Wennerholm	33,473,337	780,067

Results	are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Global Income Builder Portfolio.

Global Income Builder Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

Nominee for Trustee	Interest in the Portfolio
	For	Withheld

Mark R. Fetting	98%	2%
Keith Quinton	98%	2%
Marcus L. Smith	98%	2%
Susan J. Sutherland	98%	2%
Scott E. Wennerholm	98%	2%

Results	are rounded to the nearest whole number.

43

Eaton Vance

Global Income Builder Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Income Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

44

Eaton Vance

Global Income Builder Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

45

Eaton Vance

Global Income Builder Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

46

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.
Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

47

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Global Income Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634    10.31.18

Eaton Vance

Global Macro Absolute Return Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Global Macro Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 82

Federal Tax Information	20

Special Meeting of Shareholders	83

Management and Organization	84

Important Notices	87

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2018. U.S. equities generated healthy gains, and higher-yielding sectors of the U.S. income market advanced. However, a global trend of rising bond yields and widening credit spreads culminated in losses for major U.S. investment-grade and international bond indexes during the period. International equity markets were also generally weak, while the U.S. dollar strengthened against most foreign currencies.

Growth in the U.S. economy and corporate earnings accelerated during the period, boosted by tax reform. With the economy on solid ground and inflation under control, the U.S. Federal Reserve gradually raised interest rates and reduced the size of its balance sheet. Overseas, the European Central Bank (ECB) tapered its monthly bond purchases and announced it would end them entirely by December 2018. Nonetheless, the ECB held interest rates at record lows amid softening economic growth and heightened political uncertainty in the region.

Rising populism and anti-immigration sentiment permeated eurozone politics, as illustrated by a budget standoff between the newly elected Italian government and the European Union. In Japan, the central bank remained highly accommodative in an effort to revive inflation, but allowed 10-year government bond yields to edge higher.

Over the course of the period, the backdrop for emerging markets deteriorated as global liquidity tightened. The eurozone economy lost momentum and China’s already-slowing economy began to feel the effects of U.S. trade tariffs. Developments in a handful of larger emerging markets exacerbated these broad headwinds, including U.S. sanctions against Russia, a currency crisis in Argentina, and escalating political tensions between Turkey and the U.S. A strong rally in oil prices was an additional challenge for oil-importing countries like China and India, and a boost for exporters during the period.

Fund Performance

For the fiscal year ended October 31, 2018, the Eaton Vance Global Macro Absolute Return Fund (the Fund) Class A shares at net asset value (NAV) returned –2.97%. By comparison, the Fund’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the Index),2 returned 1.68% during the period.

The Fund’s currency exposures had the largest negative impact on returns. Allocations to commodities, equities, and sovereign credit also detracted during the period. Results across the limited corporate credit allocations of the portfolio were essentially flat, while interest rates contributed positively to Fund performance.

By region, Latin America registered the most significant loss due to currency exposure and, to a lesser extent, sovereign credit. Long positions8 in the Argentine peso and Argentine sovereign credit were particularly unfavorable, as concerns about Argentina’s ability to manage inflation and its trade and budget deficits triggered a sharp decline in the peso. In response, the central bank surprised markets by aggressively tightening monetary policy during the period.

Western Europe and Asia were also a drag on Fund performance. Interest rates and equities were negative in Western Europe mainly because of long positions in Iceland. During the period, concerns developed over the potential for a slowdown in tourism, a key driver of economic growth. A long investment in the Icelandic krona further detracted, although its impact was mitigated by a gain from short euro exposure. In Asia, currency holdings subtracted the most from returns, including a long position in the Sri Lankan rupee. The rupee came under pressure as capital outflows accelerated on worries about Sri Lanka’s increasing current account deficit and declining foreign currency reserves.

Eastern Europe was the top contributor for the period, led by interest rate and currency investments. A long Serbian local bond position performed especially well due to attractive yields in Serbia relative to other countries, as well as stability in the Serbian dinar and structural reforms that had led to solid economic growth. Long rates exposure in Poland versus short rates in Hungary further bolstered returns.

The Middle East and Africa region had minimal impact on Fund performance, as a gain in the currency sleeve tempered losses in the sovereign credit and interest rate allocations. The Dollar Bloc added a modest amount of value because of currency positions, namely a short position9 in the New Zealand dollar, which weakened as soft economic data and worries about global trade prompted the central bank to keep interest rates at all-time lows.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	10/31/1997	–2.97%	1.98%	2.80%
Class A with 4.75% Maximum Sales Charge	—	—	–7.62	1.00	2.30
Class C at NAV	10/01/2009	10/31/1997	–3.63	1.27	2.14
Class C with 1% Maximum Sales Charge	—	—	–4.57	1.27	2.14
Class I at NAV	06/27/2007	10/31/1997	–2.58	2.31	3.12
Class R at NAV	04/08/2010	10/31/1997	–3.04	1.79	2.63
Class R6 at NAV	05/31/2017	10/31/1997	–2.63	2.30	3.12
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	1.68%	0.55%	0.35%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
	1.04%	1.74%	0.74%	1.23%	0.68%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2008	$12,365	N.A.
Class I	$250,000	10/31/2008	$340,038	N.A.
Class R	$10,000	10/31/2008	$12,961	N.A.
Class R6	$1,000,000	10/31/2008	$1,359,742	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of unfunded loan commitments.

Foreign Currency Exposure (% of net assets)7

Serbia	8.6%	Other	–0.1	%*

Egypt	5.8	South Africa	–1.0

Iceland	3.6	Mexico	–1.6

Japan	3.1	Poland	–2.0

Norway	3.0	South Korea	–2.3

Sri Lanka	2.9	United Arab Emirates	–3.0

Australia	2.8	Romania	–3.0

Israel	2.8	New Zealand	–3.1

Sweden	2.5	Bahrain	–3.5

Colombia	2.5	China	–3.9

Dominican Republic	2.2	Oman	–5.0

Peru	2.1	Euro	–20.7

Thailand	2.0	Total Long	50.7

Czech Republic	2.0	Total Short	–51.5

Indonesia	1.3	Total Net	–0.8

Nigeria	1.2

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class R is linked to Class A and the performance of Class R6 is linked to Class I of the Fund. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

[8]	A long position is the purchase of an investment with the expectation that it will rise in value.

[9]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$969.10	$5.36	1.08%
Class C	$1,000.00	$965.80	$8.82	1.78%
Class I	$1,000.00	$971.50	$3.88	0.78%
Class R	$1,000.00	$968.20	$6.35	1.28%
Class R6	$1,000.00	$970.70	$3.58	0.72%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.50	1.08%
Class C	$1,000.00	$1,016.20	$9.05	1.78%
Class I	$1,000.00	$1,021.30	$3.97	0.78%
Class R	$1,000.00	$1,018.80	$6.51	1.28%
Class R6	$1,000.00	$1,021.60	$3.67	0.72%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Global Macro Portfolio, at value (identified cost, $5,009,904,973)	$4,864,498,804
Receivable for Fund shares sold	21,757,364
Total assets	$4,886,256,168

Liabilities
Payable for Fund shares redeemed	$30,508,046
Payable to affiliates:
Distribution and service fees	229,659
Trustees’ fees	43
Accrued expenses	950,070
Total liabilities	$31,687,818
Net Assets	$4,854,568,350

Sources of Net Assets
Paid-in capital	$5,414,782,216
Accumulated loss	(560,213,866)
Total	$4,854,568,350

Class A Shares
Net Assets	$284,958,385
Shares Outstanding	33,160,728
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.59
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.02

Class C Shares
Net Assets	$178,033,487
Shares Outstanding	20,646,055
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.62

Class I Shares
Net Assets	$4,237,026,694
Shares Outstanding	494,088,820
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.58

Class R Shares
Net Assets	$1,034,255
Shares Outstanding	120,150
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.61

Class R6 Shares
Net Assets	$153,515,529
Shares Outstanding	17,907,735
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.57

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest allocated from Portfolio (net of foreign taxes, $7,487,876)	$271,776,746
Dividends allocated from Portfolio (net of foreign taxes, $844,977)	14,679,233
Expenses, excluding interest expense, allocated from Portfolio	(35,069,990)
Interest expense allocated from Portfolio	(2,375,976)
Total investment income from Portfolio	$249,010,013

Expenses
Distribution and service fees
Class A	$1,016,406
Class C	2,052,017
Class R	7,580
Trustees’ fees and expenses	500
Custodian fee	59,964
Transfer and dividend disbursing agent fees	3,629,546
Legal and accounting services	90,663
Printing and postage	363,894
Registration fees	224,271
Miscellaneous	49,824
Total expenses	$7,494,665

Net investment income	$241,515,348

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $1,233,502)	$(30,920,257)
Written options	2,572,946
Securities sold short	736,587
Futures contracts	(28,833,167)
Swap contracts	(77,977,205)
Forward volatility agreements	(1,583,864)
Foreign currency transactions	(14,742,370)
Forward foreign currency exchange contracts	42,752,355
Net realized loss	$(107,994,975)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $535,963)	$(286,471,868)
Written options	(1,292,221)
Securities sold short	(1,006,213)
Futures contracts	(237,413)
Swap contracts	41,989,058
Forward volatility agreements	640,882
Foreign currency	(3,407,957)
Forward foreign currency exchange contracts	(25,773,138)
Net change in unrealized appreciation (depreciation)	$(275,558,870)

Net realized and unrealized loss	$(383,553,845)

Net decrease in net assets from operations	$(142,038,497)

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$241,515,348	$236,163,118
Net realized loss	(107,994,975)	(26,698,959)
Net change in unrealized appreciation (depreciation)	(275,558,870)	12,691,884
Net increase (decrease) in net assets from operations	$(142,038,497)	$222,156,043
Distributions to shareholders(1) —
Class A	$(3,229,060)	$(11,680,252)
Class C	(1,550,227)	(5,640,275)
Class I	(50,031,740)	(180,620,604)
Class R	(14,815)	(32,935)
Class R6	(898,432)	(112,424)
Total distributions to shareholders	$(55,724,274)	$(198,086,490)
Tax return of capital to shareholders —
Class A	$(7,492,425)	$—
Class C	(3,511,411)	—
Class I	(113,124,415)	—
Class R	(29,859)	—
Class R6	(3,944,356)	—
Total tax return of capital to shareholders	$(128,102,466)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$141,445,460	$148,777,983
Class C	29,159,918	28,891,779
Class I	2,075,367,727	2,681,278,306
Class R	721,206	1,183,640
Class R6	204,935,611	14,855,774
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	10,268,270	11,060,785
Class C	4,551,002	4,863,280
Class I	115,596,310	109,407,804
Class R	44,674	32,935
Class R6	4,418,674	8,534
Cost of shares redeemed
Class A	(183,276,526)	(300,518,905)
Class C	(59,819,920)	(75,548,075)
Class I	(2,581,472,104)	(2,588,980,240)
Class R	(1,351,353)	(330,952)
Class R6	(60,001,721)	(5,353)
Net increase (decrease) in net assets from Fund share transactions	$(299,412,772)	$34,977,295

Net increase (decrease) in net assets	$(625,278,009)	$59,046,848

Net Assets
At beginning of year	$5,479,846,359	$5,420,799,511
At end of year	$4,854,568,350	$5,479,846,359 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $32,008,641 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018	2017	2016		2015	2014
Net asset value — Beginning of year	$9.140	$9.110	$9.160		$9.370	$9.420

Income (Loss) From Operations
Net investment income(1)	$0.383	$0.344	$0.375		$0.372	$0.329
Net realized and unrealized gain (loss)	(0.647)	(0.029)	0.035		(0.224)	(0.021)

Total income (loss) from operations	$(0.264)	$0.315	$0.410		$0.148	$0.308

Less Distributions
From net investment income	$(0.087)	$(0.285)	$(0.337)		$(0.358)	$(0.322)
Tax return of capital	(0.199)	—	(0.123)		—	(0.036)

Total distributions	$(0.286)	$(0.285)	$(0.460)		$(0.358)	$(0.358)

Net asset value — End of year	$8.590	$9.140	$9.110		$9.160	$9.370

Total Return(2)	(2.97)%	3.52%	4.62	%(3)	1.58%	3.34%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$284,958	$336,889	$476,495		$553,640	$648,306
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.08%	1.04%	1.06%		1.07%	1.17%
Net investment income	4.26%	3.77%	4.15%		3.98%	3.51%
Portfolio Turnover of the Portfolio	78%	74%	65%		66%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, including on securities sold short, of 0.04%, 0.03%, 0.03%, 0.03% and 0.12% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016		2015	2014
Net asset value — Beginning of year	$9.170	$9.140	$9.180		$9.390	$9.430

Income (Loss) From Operations
Net investment income(1)	$0.321	$0.280	$0.313		$0.307	$0.264
Net realized and unrealized gain (loss)	(0.647)	(0.028)	0.036		(0.231)	(0.018)

Total income (loss) from operations	$(0.326)	$0.252	$0.349		$0.076	$0.246

Less Distributions
From net investment income	$(0.068)	$(0.222)	$(0.291)		$(0.286)	$(0.257)
Tax return of capital	(0.156)	—	(0.098)		—	(0.029)

Total distributions	$(0.224)	$(0.222)	$(0.389)		$(0.286)	$(0.286)

Net asset value — End of year	$8.620	$9.170	$9.140		$9.180	$9.390

Total Return(2)	(3.63)%	2.80%	3.91	%(3)	0.91%	2.55%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$178,033	$216,384	$257,491		$302,451	$368,893
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.78%	1.74%	1.76%		1.77%	1.87%
Net investment income	3.56%	3.06%	3.44%		3.28%	2.81%
Portfolio Turnover of the Portfolio	78%	74%	65%		66%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, including on securities sold short, of 0.04%, 0.03%, 0.03%, 0.03% and 0.12% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018	2017	2016		2015	2014
Net asset value — Beginning of year	$9.120	$9.090	$9.140		$9.360	$9.410

Income (Loss) From Operations
Net investment income(1)	$0.408	$0.369	$0.401		$0.399	$0.357
Net realized and unrealized gain (loss)	(0.636)	(0.027)	0.039		(0.231)	(0.019)

Total income (loss) from operations	$(0.228)	$0.342	$0.440		$0.168	$0.338

Less Distributions
From net investment income	$(0.095)	$(0.312)	$(0.356)		$(0.388)	$(0.349)
Tax return of capital	(0.217)	—	(0.134)		—	(0.039)

Total distributions	$(0.312)	$(0.312)	$(0.490)		$(0.388)	$(0.388)

Net asset value — End of year	$8.580	$9.120	$9.090		$9.140	$9.360

Total Return(2)	(2.58)%	3.83%	4.98	%(3)	1.80%	3.68%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,237,027	$4,910,029	$4,685,999		$3,449,243	$3,170,124
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	0.78%	0.74%	0.76%		0.77%	0.87%
Net investment income	4.56%	4.06%	4.43%		4.28%	3.81%
Portfolio Turnover of the Portfolio	78%	74%	65%		66%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, including on securities sold short, of 0.04%, 0.03%, 0.03%, 0.03% and 0.12% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2018	2017	2016		2015	2014
Net asset value — Beginning of year	$9.150	$9.120	$9.170		$9.380	$9.430

Income (Loss) From Operations
Net investment income(1)	$0.369	$0.325	$0.358		$0.353	$0.312
Net realized and unrealized gain (loss)	(0.641)	(0.027)	0.032		(0.225)	(0.024)

Total income (loss) from operations	$(0.272)	$0.298	$0.390		$0.128	$0.288

Less Distributions
From net investment income	$(0.081)	$(0.268)	$(0.324)		$(0.338)	$(0.304)
Tax return of capital	(0.187)	—	(0.116)		—	(0.034)

Total distributions	$(0.268)	$(0.268)	$(0.440)		$(0.338)	$(0.338)

Net asset value — End of year	$8.610	$9.150	$9.120		$9.170	$9.380

Total Return(2)	(3.04)%	3.31%	4.39	%(3)	1.36%	3.12%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,034	$1,703	$815		$903	$825
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.28%	1.23%	1.26%		1.27%	1.36%
Net investment income	4.09%	3.56%	3.94%		3.77%	3.33%
Portfolio Turnover of the Portfolio	78%	74%	65%		66%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, including on securities sold short, of 0.04%, 0.03%, 0.03%, 0.03% and 0.12% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Financial Highlights — continued

	Class R6
	Year Ended October 31, 2018		Period Ended October 31, 2017(1)
Net asset value — Beginning of period	$9.120		$9.120

Income (Loss) From Operations
Net investment income(2)	$0.405		$0.163
Net realized and unrealized loss	(0.638)		(0.031)

Total income (loss) from operations	$(0.233)		$0.132

Less Distributions
From net investment income	$(0.096)		$(0.132)
Tax return of capital	(0.221)		—
Total distributions	$(0.317)		$(0.132)

Net asset value — End of period	$8.570		$9.120

Total Return(3)	(2.63)%		1.46	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$153,516		$14,841
Ratios (as a percentage of average daily net assets):(5)
Expenses	0.72	%(6)	0.68	%(6)(7)
Net investment income	4.54%		4.23	%(7)
Portfolio Turnover of the Portfolio	78%		74	%(8)

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Includes interest expense, including on securities sold short, of 0.04% and 0.03% for the year ended October 31, 2018 and the period ended October 31, 2017, respectively.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions

15

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Notes to Financial Statements — continued

which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$55,724,274	$198,086,490
Tax return of capital	$128,102,466	$—

During the year ended October 31, 2018, accumulated loss was increased by $812,121 and paid-in capital was increased by $812,121 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(317,073,298)
Net unrealized depreciation	$(243,140,568)

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $317,073,298 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $51,639,178 are short-term and $265,434,120 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2018, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $514,306 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $19,420 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $1,016,406 for Class A shares.

16

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $1,539,013 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2018, the Fund paid or accrued to EVD $3,790 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $513,004 and $3,790 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $20,000 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $548,095,488 and $1,033,097,732, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	15,687,479	16,334,632
Issued to shareholders electing to receive payments of distributions in Fund shares	1,148,302	1,216,350
Redemptions	(20,543,478)	(32,999,732)

Net decrease	(3,707,697)	(15,448,750)

	Year Ended October 31,
Class C	2018	2017

Sales	3,204,077	3,160,102
Issued to shareholders electing to receive payments of distributions in Fund shares	507,416	532,650
Redemptions	(6,663,973)	(8,268,569)

Net decrease	(2,952,480)	(4,575,817)

17

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2018	2017

Sales	230,955,739	294,836,031
Issued to shareholders electing to receive payments of distributions in Fund shares	12,962,696	12,046,208
Redemptions	(288,298,066)	(284,012,459)

Net increase (decrease)	(44,379,631)	22,869,780

	Year Ended October 31,
Class R	2018	2017

Sales	80,145	129,502
Issued to shareholders electing to receive payments of distributions in Fund shares	4,975	3,612
Redemptions	(151,012)	(36,350)

Net increase (decrease)	(65,892)	96,764

Class R6	Year Ended October 31, 2018	Period Ended October 31, 2017(1)

Sales	22,550,468	1,627,844
Issued to shareholders electing to receive payments of distributions in Fund shares	497,313	936
Redemptions	(6,768,240)	(586)

Net increase	16,279,541	1,628,194

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

18

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2018, the Fund paid foreign taxes of $9,566,355 and recognized foreign source income of $263,063,007.

20

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments

Foreign Government Bonds — 48.0%
Security		Principal Amount (000’s omitted)	Value

Albania — 2.2%
Albania Government Bond, 8.80%, 10/23/25	ALL	480,800	$5,084,744
Albania Government Bond, 8.93%, 4/23/25	ALL	224,390	2,412,556
Republic of Albania, 3.50%, 10/9/25(1)	EUR	66,840	75,555,315
Republic of Albania, 5.75%, 11/12/20(1)	EUR	21,098	25,933,847
Total Albania			$108,986,462

Angola — 0.2%
Republic of Angola, 8.25%, 5/9/28(1)	USD	7,342	$7,366,118
Republic of Angola, 9.375%, 5/8/48(1)	USD	3,768	3,798,257
Total Angola			$11,164,375

Argentina — 2.5%
City of Buenos Aires, 38.69%, (BADLAR + 3.25%), 3/29/24(2)	ARS	162,308	$4,079,487
City of Buenos Aires, 43.44%, (BADLAR + 5.00%), 1/23/22(2)	ARS	23,358	605,265
Provincia de Buenos Aires, 40.61%, (BADLAR + 3.75%), 4/12/25(1)(2)(3)	ARS	280,490	7,113,195
Provincia de Buenos Aires, 49.22%, (BADLAR + 3.83%), 5/31/22(2)	ARS	165,709	4,337,606
Republic of Argentina, 4.50%, 6/21/19	USD	16,763	16,488,009
Republic of Argentina, 5.00%, 1/15/27(1)	EUR	1,105	970,699
Republic of Argentina, 6.25%, 11/9/47	EUR	50,714	42,730,531
Republic of Argentina, 6.875%, 1/11/48	USD	46,781	34,734,893
Republic of Argentina, 7.625%, 4/22/46	USD	11,326	8,963,113
Total Argentina			$120,022,798

Armenia — 0.3%
Republic of Armenia, 6.00%, 9/30/20(1)	USD	12,850	$13,025,145
Total Armenia			$13,025,145

Bahrain — 2.1%
CBB International Sukuk Co., 5.624%, 2/12/24(1)	USD	1,998	$1,965,846
CBB International Sukuk Co., 6.875%, 10/5/25(1)	USD	3,451	3,585,002
Kingdom of Bahrain, 6.125%, 8/1/23(1)	USD	10,134	10,256,166
Kingdom of Bahrain, 6.75%, 9/20/29(1)	USD	11,356	10,882,739
Kingdom of Bahrain, 7.00%, 10/12/28(1)	USD	22,837	22,364,731
Kingdom of Bahrain, 7.50%, 9/20/47(1)	USD	59,152	54,828,935
Total Bahrain			$103,883,419

Security		Principal Amount (000’s omitted)	Value

Barbados — 0.4%
Government of Barbados, 6.625%, 12/5/35(1)(4)	USD	32,126	$17,177,772
Government of Barbados, 7.00%, 8/4/22(1)(4)	USD	2,475	1,346,895
Total Barbados			$18,524,667

Canada — 2.5%
Canadian Government Bond, 1.00%, 9/1/22	CAD	106,500	$76,800,216
Canadian Government Bond, 1.75%, 3/1/23	CAD	60,500	44,733,097
Total Canada			$121,533,313

China — 0.0%(5)
China Government Bond, 3.40%, 2/9/27	CNY	10,000	$1,414,498
Total China			$1,414,498

Costa Rica — 0.1%
Titulo Propiedad UD, 1.00%, 1/12/22(6)	CRC	1,638,787	$2,500,691
Total Costa Rica			$2,500,691

Dominican Republic — 2.1%
Dominican Republic, 8.90%, 2/15/23(1)	DOP	468,250	$9,321,265
Dominican Republic, 10.375%, 3/4/22(1)	DOP	811,400	16,807,397
Dominican Republic, 10.40%, 5/10/19(1)	DOP	241,900	4,981,629
Dominican Republic, 10.50%, 4/7/23(1)	DOP	3,369,600	68,867,490
Dominican Republic, 15.95%, 6/4/21(1)	DOP	114,300	2,666,082
Dominican Republic, 16.95%, 2/4/22(1)	DOP	68,800	1,662,103
Total Dominican Republic			$104,305,966

El Salvador — 2.3%
Republic of El Salvador, 5.875%, 1/30/25(1)	USD	973	$875,700
Republic of El Salvador, 6.375%, 1/18/27(1)	USD	8,993	8,071,218
Republic of El Salvador, 7.375%, 12/1/19(1)	USD	16,930	16,968,092
Republic of El Salvador, 7.75%, 1/24/23(1)	USD	49,885	50,465,661
Republic of El Salvador, 8.25%, 4/10/32(1)	USD	3,867	3,809,227
Republic of El Salvador, 8.625%, 2/28/29(1)	USD	29,437	30,025,740
Total El Salvador			$110,215,638

Fiji — 0.9%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	46,168	$46,282,404
Total Fiji			$46,282,404

Honduras — 0.1%
Honduras Government Bond, 6.25%, 1/19/27(1)	USD	1,000	$990,470
Honduras Government Bond, 7.50%, 3/15/24(1)	USD	2,000	2,119,240
Total Honduras			$3,109,710

21	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Iceland — 2.1%
Republic of Iceland, 5.00%, 11/15/28	ISK	3,872,781	$29,415,741
Republic of Iceland, 6.25%, 2/5/20	ISK	90,991	754,924
Republic of Iceland, 6.50%, 1/24/31	ISK	5,610,815	47,831,642
Republic of Iceland, 7.25%, 10/26/22	ISK	692,226	5,941,299
Republic of Iceland, 8.00%, 6/12/25	ISK	2,047,447	18,574,119
Total Iceland			$102,517,725

Indonesia — 1.2%
Indonesia Government Bond, 6.125%, 5/15/28	IDR	445,903,000	$24,762,612
Indonesia Government Bond, 7.00%, 5/15/27	IDR	153,470,000	9,120,878
Indonesia Government Bond, 7.50%, 5/15/38	IDR	403,633,000	23,028,521
Indonesia Government Bond, 8.25%, 5/15/36	IDR	52,407,000	3,239,564
Total Indonesia			$60,151,575

Japan — 1.5%
Japan Government CPI Linked Bond, 0.10%, 3/10/25(6)	JPY	7,989,832	$73,401,513
Total Japan			$73,401,513

Kazakhstan — 0.3%
Kazakhstan Government Bond, 9.60%, 4/3/21	KZT	5,807,290	$15,886,698
Total Kazakhstan			$15,886,698

Macedonia — 2.9%
Republic of Macedonia, 2.75%, 1/18/25(1)	EUR	1,686	$1,855,841
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	66,300	79,191,135
Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	46,188	56,365,698
Republic of Macedonia, 5.625%, 7/26/23(1)	EUR	3,488	4,422,238
Total Macedonia			$141,834,912

Malaysia — 1.0%
Malaysia Government Bond, 3.733%, 6/15/28	MYR	200,000	$46,410,993
Total Malaysia			$46,410,993

Mongolia — 0.4%
Development Bank of Mongolia, LLC, 7.25%, 10/23/23(1)	USD	2,262	$2,211,671
Mongolia International Bond, 5.125%, 12/5/22(1)	USD	2,691	2,555,104
Mongolia International Bond, 5.625%, 5/1/23(1)	USD	8,008	7,651,732
Mongolia International Bond, 8.75%, 3/9/24(1)	USD	8,411	9,069,472
Total Mongolia			$21,487,979

Security		Principal Amount (000’s omitted)	Value

New Zealand — 3.8%
New Zealand Government Bond, 2.00%, 9/20/25(1)(6)	NZD	89,389	$62,293,969
New Zealand Government Bond, 2.50%, 9/20/35(1)(6)	NZD	45,366	33,832,272
New Zealand Government Bond, 2.50%, 9/20/40(1)(6)	NZD	20,636	15,496,014
New Zealand Government Bond, 3.00%, 9/20/30(1)(6)	NZD	93,704	72,634,460
Total New Zealand			$184,256,715

Peru — 2.0%
Peru Government Bond, 5.70%, 8/12/24	PEN	135,343	$41,751,880
Peru Government Bond, 6.35%, 8/12/28	PEN	28,306	8,736,853
Peru Government Bond, 8.20%, 8/12/26	PEN	138,700	47,956,302
Total Peru			$98,445,035

Philippines — 0.6%
Republic of the Philippines, 6.25%, 1/14/36	PHP	1,649,000	$29,106,507
Total Philippines			$29,106,507

Saudi Arabia — 0.6%
Saudi International Bond, 4.50%, 10/26/46(1)	USD	837	$761,078
Saudi International Bond, 4.625%, 10/4/47(1)	USD	10,772	9,909,831
Saudi International Bond, 5.00%, 4/17/49(1)	USD	18,972	18,259,336
Total Saudi Arabia			$28,930,245

Serbia — 8.3%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	18,727,320	$196,202,388
Serbia Treasury Bond, 5.875%, 2/8/28	RSD	7,724,230	80,629,823
Serbia Treasury Bond, 6.00%, 2/22/19	RSD	2,703,190	26,237,482
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	2,528,370	28,327,621
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	5,925,250	68,339,113
Serbia Treasury Bond, 10.00%, 10/23/24	RSD	230,000	2,925,796
Total Serbia			$402,662,223

Sri Lanka — 2.7%
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	997,000	$5,435,501
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	1,939,630	10,818,739
Sri Lanka Government Bond, 9.45%, 10/15/21	LKR	1,565,000	8,566,958
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	2,040,300	11,131,614
Sri Lanka Government Bond, 10.00%, 3/15/23	LKR	1,125,000	6,113,119
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	1,991,100	10,656,422
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	1,597,000	9,027,725
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	1,189,310	6,762,277
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	1,660,000	9,260,711
Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	218,000	1,203,593
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	2,140,750	11,768,322

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Government Bond, 11.20%, 7/1/22	LKR	641,830	$3,646,888
Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	1,035,380	5,837,757
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	971,000	5,525,759
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	1,422,000	8,197,304
Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	121,000	690,508
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	1,859,000	10,499,465
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	1,291,000	7,317,948
Total Sri Lanka			$132,460,610

Tanzania — 1.5%
Government of the United Republic of Tanzania, 8.544%, (6 mo. USD LIBOR + 6.00%), 3/9/20(1)(2)	USD	69,004	$70,744,520
Total Tanzania			$70,744,520

Thailand — 1.0%
Thailand Government Bond, 1.25%, 3/12/28(1)(6)	THB	1,634,654	$46,316,092
Total Thailand			$46,316,092

Tunisia — 0.2%
Banque Centrale de Tunisie International Bond, 5.625%, 2/17/24(1)	EUR	9,691	$10,262,273
Total Tunisia			$10,262,273

Turkey — 2.2%
Republic of Turkey, 4.875%, 10/9/26	USD	26,700	$22,646,886
Republic of Turkey, 6.125%, 10/24/28	USD	22,822	20,405,333
Republic of Turkey, 7.00%, 6/5/20	USD	15,589	15,717,017
Republic of Turkey, 7.375%, 2/5/25	USD	47,600	47,323,063
Total Turkey			$106,092,299

Total Foreign Government Bonds (identified cost $2,408,360,969)			$2,335,937,000

Foreign Corporate Bonds — 2.1%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.1%
YPF SA, 47.833%, (BADLAR + 4.00%), 7/7/20(1)(2)	USD	12,483	$5,174,703
Total Argentina			$5,174,703

Security		Principal Amount (000’s omitted)	Value

Bahrain — 0.2%
Oil and Gas Holding Co., BSCC (The), 8.375%, 11/7/28(1)(7)	USD	11,470	$11,470,000
Total Bahrain			$11,470,000

Bulgaria — 0.2%
Eurohold Bulgaria AD, 6.50%, 12/7/22(1)	EUR	9,200	$9,977,882
Total Bulgaria			$9,977,882

China — 0.8%
21Vianet Group, Inc., 7.00%, 8/17/20(1)	USD	5,338	$5,217,895
CAR, Inc., 6.125%, 2/4/20(1)	USD	800	778,000
China Evergrande Group, 8.75%, 6/28/25(1)	USD	5,520	4,343,550
CIFI Holdings Group Co., Ltd., 5.50%, 1/23/22(1)	USD	2,935	2,562,833
CIFI Holdings Group Co., Ltd., 6.875%, 4/23/21(1)	USD	2,671	2,516,192
Country Garden Holdings Co., Ltd., 4.75%, 1/17/23(1)	USD	2,830	2,380,508
Country Garden Holdings Co., Ltd., 7.25%, 4/4/21(1)	USD	5,300	5,198,002
eHi Car Services, Ltd., 5.875%, 8/14/22(1)	USD	2,000	1,742,414
KWG Group Holdings, Ltd., 6.00%, 9/15/22(1)	USD	4,135	3,559,788
KWG Group Holdings, Ltd., 7.875%, 8/9/21(1)	USD	1,500	1,440,000
Logan Property Holdings Co., Ltd., 5.25%, 2/23/23(1)	USD	1,400	1,131,750
Logan Property Holdings Co., Ltd., 6.875%, 4/24/21(1)	USD	2,449	2,301,534
Times China Holdings, Ltd., 6.25%, 1/17/21(1)	USD	5,358	4,936,175
Zoomlion HK SPV Co., Ltd., 6.125%, 12/20/22(1)	USD	400	381,632
Total China			$38,490,273

Colombia — 0.1%
Frontera Energy Corp., 9.70%, 6/25/23(1)	USD	4,080	$4,335,000
Total Colombia			$4,335,000

Ecuador — 0.0%(5)
EP PetroEcuador via Noble Sovereign Funding I, Ltd., 8.016%, (3 mo. USD LIBOR + 5.63%), 9/24/19(1)(2)	USD	1,423	$1,426,505
Total Ecuador			$1,426,505

Honduras — 0.2%
Inversiones Atlantida SA, 8.25%, 7/28/22(1)	USD	8,810	$9,052,275
Total Honduras			$9,052,275

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Iceland — 0.3%
Heimavellir HF, 7.91%, 4/25/23(8)	ISK	1,036,833	$8,242,169
WOW Air HF, 9.00%, (3 mo. EURIBOR + 9.00%), 9/24/21(2)	EUR	3,600	4,097,929
Total Iceland			$12,340,098

India — 0.0%(5)
Reliance Communications, Ltd., 6.50%, 11/6/20(1)	USD	1,800	$476,100
Total India			$476,100

Indonesia — 0.0%(5)
Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(1)	IDR	18,080,000	$1,131,413
Total Indonesia			$1,131,413

Mongolia — 0.1%
Trade and Development Bank of Mongolia, LLC, 9.375%, 5/19/20(1)	USD	4,990	$5,250,268
Total Mongolia			$5,250,268

Singapore — 0.1%
ABJA Investment Co. Pte., Ltd., 5.45%, 1/24/28(1)	USD	5,953	$5,143,886
Total Singapore			$5,143,886

Total Foreign Corporate Bonds (identified cost $118,365,501)			$104,268,403

Senior Floating-Rate Loans — 0.1%
Borrower/Tranche Description		Principal Amount (000’s omitted)	Value

Financial Services — 0.1%
Yapi ve Kredi Bankasi AS, Term Loan, (6 mo. EURIBOR + 1.90%), 11/1/19(9)	EUR	2,600	$2,768,197
			$2,768,197

Total Senior Floating-Rate Loans (identified cost $2,772,716)			$2,768,197

Sovereign Loans — 2.5%
Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.2%
Government of Barbados, Term Loan, 0.00%, Maturing December 20, 2019(2)(4)(10)		$25,760	$8,824,088
Total Barbados			$8,824,088

Ethiopia — 0.2%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 6.28%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(2)(10)		$10,400	$9,949,846
Total Ethiopia			$9,949,846

Kenya — 0.1%
Government of Kenya, Term Loan, 7.57%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(2)		$3,806	$3,815,515
Total Kenya			$3,815,515

Macedonia — 0.3%
Republic of Macedonia, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing December 16, 2022(2)(10)(11)	EUR	11,000	$12,622,344
Total Macedonia			$12,622,344

Nigeria — 0.5%
Bank of Industry Limited, Term Loan, 8.32%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(2)(10)		$24,380	$24,776,029
Total Nigeria			$24,776,029

Tanzania — 1.2%
Government of the United Republic of Tanzania, Term Loan, 7.70%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(2)		$59,140	$60,113,149
Total Tanzania			$60,113,149

Total Sovereign Loans (identified cost $134,707,596)			$120,100,971

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Credit Linked Notes — 0.0%(5)
Security	Principal Amount (000’s omitted)	Value

Argentina — 0.0%(5)
Desarrolladora Energética SA (Deutsche Bank AG), 9.50%, 7/27/20(3)(12)	$2,100	$1,974,000
Total Argentina		$1,974,000

Total Credit Linked Notes (identified cost $2,118,859)		$1,974,000

Debt Obligations — United States — 13.3%

Corporate Bonds & Notes — 0.0%(5)
Security	Principal Amount	Value
Eaton Corp., 8.875%, 6/15/19	$500,000	$516,869

Total Corporate Bonds & Notes (identified cost $502,868)		$516,869

Asset-Backed Securities — 1.0%
Security	Principal Amount	Value
Invitation Homes Trust
Series 2018-SFR3, Class E, 4.29%, (1 mo. USD LIBOR + 2.00%), 7/17/37(2)(3)	$32,000,000	$32,171,379
Pnmac Gmsr Issuer Trust
Series 2018-GT1, Class A, 5.131%, (1 mo. USD LIBOR + 2.85%), 2/25/23(2)(3)	9,000,000	9,106,915
Series 2018-GT2, Class A, 4.931%, (1 mo. USD LIBOR + 2.65%), 8/25/25(2)(3)	8,064,000	8,131,659

Total Asset-Backed Securities (identified cost $49,064,000)		$49,409,953

Collateralized Mortgage Obligations — 3.1%
Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22	$46,531	$49,414
Series 1548, Class Z, 7.00%, 7/15/23	57,889	61,502
Series 1650, Class K, 6.50%, 1/15/24	318,866	337,440
Series 1817, Class Z, 6.50%, 2/15/26	51,281	54,872
Series 1927, Class ZA, 6.50%, 1/15/27	198,295	212,793
Series 2127, Class PG, 6.25%, 2/15/29	278,747	296,978
Series 2344, Class ZD, 6.50%, 8/15/31	460,363	506,100
Series 2458, Class ZB, 7.00%, 6/15/32	859,695	965,218

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.: (continued)
Interest Only:(13)
Series 362, Class C6, 3.50%, 12/15/47	$18,668,556	$4,147,337
Series 362, Class C11, 4.00%, 12/15/47	3,264,027	756,745
Series 4791, Class JI, 4.00%, 5/15/48	35,072,352	8,935,341
		$16,323,740
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA2, Class M2, 5.731%, (1 mo. USD LIBOR + 3.45%), 10/25/29(2)	$8,445,000	$9,253,943
Series 2017-DNA3, Class M2, 4.781%, (1 mo. USD LIBOR + 2.50%), 3/25/30(2)	2,006,486	2,083,712
Series 2018-DNA1, Class M2B, 4.081%, (1 mo. USD LIBOR + 1.80%), 7/25/30(2)	14,935,900	14,080,398
		$25,418,053
Federal National Mortgage Association:
Series G48, Class Z, 7.10%, 12/25/21	$164,896	$171,886
Series G92-60, Class Z, 7.00%, 10/25/22	238,446	249,862
Series G93-1, Class K, 6.675%, 1/25/23	246,360	255,770
Series G94-7, Class PJ, 7.50%, 5/17/24	293,064	314,214
Series 1992-180, Class F, 3.431%, (1 mo. USD LIBOR + 1.15%), 10/25/22(2)	201,670	204,046
Series 1993-16, Class Z, 7.50%, 2/25/23	182,271	193,585
Series 1993-79, Class PL, 7.00%, 6/25/23	113,582	120,310
Series 1993-104, Class ZB, 6.50%, 7/25/23	46,573	48,979
Series 1993-121, Class Z, 7.00%, 7/25/23	740,199	783,043
Series 1993-141, Class Z, 7.00%, 8/25/23	155,832	165,501
Series 1994-42, Class ZQ, 7.00%, 4/25/24	999,428	1,064,343
Series 1994-79, Class Z, 7.00%, 4/25/24	195,998	208,402
Series 1994-89, Class ZQ, 8.00%, 7/25/24	164,195	178,459
Series 1996-35, Class Z, 7.00%, 7/25/26	48,867	52,987
Series 1998-16, Class H, 7.00%, 4/18/28	209,878	230,523
Series 1998-44, Class ZA, 6.50%, 7/20/28	346,631	374,790
Series 1999-25, Class Z, 6.00%, 6/25/29	336,840	362,582
Series 2000-2, Class ZE, 7.50%, 2/25/30	90,985	100,840
Series 2000-49, Class A, 8.00%, 3/18/27	281,461	310,514
Series 2001-31, Class ZA, 6.00%, 7/25/31	2,672,594	2,878,718
Series 2001-74, Class QE, 6.00%, 12/25/31	717,829	776,650
Series 2009-48, Class WA, 5.827%, 7/25/39(14)	3,428,652	3,634,175
Series 2011-38, Class SA, 6.656%, (13.50% - 1 mo. USD LIBOR x 3), 5/25/41(15)	3,901,841	3,904,705
Interest Only:(13)
Series 424, Class C8, 3.50%, 2/25/48	26,499,894	5,903,681
Series 2018-21, Class IO, 3.00%, 4/25/48	27,392,320	5,391,351
Series 2018-45, Class GI, 4.00%, 6/25/48	8,028,593	2,028,238
Series 2018-58, Class BI, 4.00%, 8/25/48	4,637,730	1,178,588
		$31,086,742

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2017-C03, Class 1M2, 5.281%, (1 mo. USD LIBOR + 3.00%), 10/25/29(2)	$15,630,000	$16,725,258
Series 2017-C06, Class 1M2, 4.931%, (1 mo. USD LIBOR + 2.65%), 2/25/30(2)	13,132,047	13,670,025
Series 2017-C07, Class 1M2, 4.681%, (1 mo. USD LIBOR + 2.40%), 5/25/30(2)	11,003,243	11,304,219
Series 2017-C07, Class 1M2C, 4.681%, (1 mo. USD LIBOR + 2.40%), 5/25/30(2)	3,942,383	4,018,840
Series 2018-C01, Class 1M2, 4.531%, (1 mo. USD LIBOR + 2.25%), 7/25/30(2)	16,074,692	16,276,491
Series 2018-C03, Class 1M2, 4.431%, (1 mo. USD LIBOR + 2.15%), 10/25/30(2)	15,500,000	15,570,834
		$77,565,667
Government National Mortgage Association:
Series 2001-35, Class K, 6.45%, 10/26/23	$64,936	$68,253
		$68,253

Total Collateralized Mortgage Obligations (identified cost $146,849,897)		$150,462,455

Mortgage Pass-Throughs — 6.6%
Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
2.875%, (COF + 1.25%), with maturity at 2035(16)	$1,808,628	$1,848,192
3.172%, (COF + 2.39%), with maturity at 2023(16)	39,720	40,551
4.12%, (COF + 1.25%), with maturity at 2029(16)	47,390	46,920
4.288%, (1 yr. CMT + 2.33%), with maturity at 2036(16)	1,713,116	1,806,270
4.438%, (COF + 1.25%), with maturity at 2030(16)	345,577	366,268
4.50%, with maturity at 2035	266,819	274,754
6.00%, with various maturities to 2035	7,216,974	7,801,383
6.50%, with various maturities to 2036	13,266,625	14,538,377
6.60%, with maturity at 2030	777,676	863,319
7.00%, with various maturities to 2036	13,459,913	14,949,131
7.31%, with maturity at 2026	30,979	33,651
7.50%, with various maturities to 2035	7,437,051	8,201,446
7.95%, with maturity at 2022	91,436	94,556
8.00%, with various maturities to 2034	3,216,080	3,560,894
8.15%, with maturity at 2021	10,418	10,565
8.30%, with maturity at 2021	4,741	4,780
8.50%, with maturity at 2025	83,132	87,428

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.: (continued)
9.00%, with various maturities to 2027	$245,594	$259,203
9.50%, with maturity at 2027	54,543	56,570
10.00%, with maturity at 2020	3,382	3,484
10.50%, with maturity at 2021	9,352	9,620
		$54,857,362
Federal National Mortgage Association:
2.135%, (COF + 1.25%), with various maturities to 2033(16)	$2,476,373	$2,494,381
2.252%, (COF + 1.25%), with maturity at 2027(16)	101,077	101,797
2.334%, (COF + 1.40%), with maturity at 2025(16)	427,610	431,433
2.534%, (COF + 1.60%), with maturity at 2024(16)	208,337	210,844
2.95%, (COF + 2.17%), with maturity at 2023(16)	7,671	7,706
3.504%, (COF + 1.25%), with maturity at 2034(16)	980,326	1,018,723
3.682%, (COF + 1.25%), with maturity at 2035(16)	2,554,450	2,647,649
3.696%, (1 yr. CMT + 2.15%), with maturity at 2028(16)	138,004	142,917
3.882%, (COF + 1.77%), with maturity at 2035(16)	2,844,829	3,002,529
5.50%, with maturity at 2020	21,035	21,174
6.00%, with various maturities to 2038	41,989,190	45,928,427
6.322%, (COF + 2.00%, Floor 6.322%), with maturity at 2032(16)	950,759	1,017,698
6.50%, with various maturities to 2038	14,325,452	15,677,432
7.00%, with various maturities to 2035	16,024,351	17,856,367
7.493%, (1 yr. CMT + 2.15%), with maturity at 2025(16)	26,241	27,807
7.50%, with various maturities to 2035	4,572,626	5,053,591
8.00%, with various maturities to 2034	1,583,795	1,746,785
8.50%, with various maturities to 2037	2,276,678	2,598,996
9.00%, with various maturities to 2032	426,102	464,682
9.138%, with maturity at 2028(14)	5,091	5,312
9.50%, with various maturities to 2031	200,092	215,975
9.539%, with maturity at 2027(14)	10,237	10,805
10.50%, with maturity at 2029	42,589	48,951
11.50%, with maturity at 2031	130,264	158,451
		$100,890,432
Government National Mortgage Association:
3.125%, (1 yr. CMT + 1.50%), with maturity at 2024(16)	$188,316	$190,870
5.00%, with various maturities to 2048	157,966,199	164,570,243
6.50%, with various maturities to 2032	514,027	559,609

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Government National Mortgage Association: (continued)
7.00%, with various maturities to 2031	$832,198	$917,299
7.50%, with various maturities to 2028	120,250	131,294
7.75%, with maturity at 2019	4,847	4,925
8.00%, with various maturities to 2023	76,626	82,473
8.30%, with maturity at 2020	794	805
8.50%, with maturity at 2021	11,259	11,603
9.00%, with maturity at 2025	34,432	36,839
9.50%, with various maturities to 2021	19,515	20,349
		$166,526,309

Total Mortgage Pass-Throughs (identified cost $322,636,927)		$322,274,103

U.S. Treasury Obligations — 1.9%
Security	Principal Amount	Value
U.S. Treasury Bond, 7.875%, 2/15/21	$1,500,000	$1,664,531
U.S. Treasury Inflation-Protected Note, 0.375%, 1/15/27(17)(18)	98,640,045	92,896,959

Total U.S. Treasury Obligations (identified cost $99,384,756)		$94,561,490

Small Business Administration Loans (Interest Only)(19) — 0.7%
Security	Principal Amount	Value
1.109%, 5/15/42 to 9/15/42	$3,835,684	$167,813
1.409%, 9/15/42	2,762,541	165,013
1.609%, 8/15/42 to 9/15/42	4,714,737	311,734
1.655%, 12/15/42 to 4/15/43	5,578,737	371,192
1.659%, 8/15/42	1,878,490	152,331
1.809%, 7/15/37 to 9/15/37	3,399,513	213,333
1.905%, 1/15/43 to 4/15/43	10,458,061	825,196
1.909%, 7/15/42 to 9/15/42	7,442,875	574,283
1.932%, 3/15/41 to 5/15/42	2,198,557	172,358
1.959%, 9/15/42	3,025,051	231,888
2.032%, 8/15/32	862,903	64,543
2.059%, 8/15/38	835,297	56,103
2.109%, 8/15/42 to 9/15/42	6,122,381	531,352
2.155%, 2/15/43 to 4/15/43	13,713,114	1,210,336
2.159%, 2/15/42 to 4/15/43	3,166,896	295,978
2.209%, 9/15/42	6,265,115	557,175
2.238%, 3/19/36	27,391,793	2,334,109
2.28%, 3/15/43	2,824,190	283,193
2.329%, 10/29/39	47,663,726	4,361,994

Security	Principal Amount	Value
2.359%, 9/15/42	$2,019,975	$196,895
2.382%, 2/15/41 to 3/15/41	1,390,651	119,265
2.386%, 7/15/39	1,049,009	85,100
2.405%, 1/15/43 to 4/15/43	19,994,652	2,011,468
2.409%, 12/15/41 to 12/15/42	7,619,963	784,458
2.455%, 3/15/28 to 1/15/43	2,555,859	250,082
2.459%, 3/15/28 to 4/15/43	8,073,106	759,047
2.482%, 9/15/41	959,676	111,759
2.532%, 6/15/36	910,119	75,148
2.559%, 5/15/37	1,441,133	123,175
2.579%, 9/15/42	2,560,636	269,307
2.609%, 9/15/42	2,913,879	376,237
2.632%, 11/15/36	651,439	62,291
2.655%, 4/15/43	6,618,626	749,355
2.659%, 4/15/43	1,757,337	204,600
2.709%, 7/15/27 to 9/15/42	10,705,224	1,105,244
2.886%, 2/15/41	840,517	88,490
2.905%, 12/15/42 to 4/15/43	14,457,162	1,790,408
2.909%, 10/15/42 to 12/15/42	3,341,099	426,926
2.932%, 4/15/42 to 5/15/42	3,106,623	381,304
2.955%, 2/15/28 to 2/15/43	3,920,510	348,923
2.959%, 7/15/27 to 12/15/42	6,629,225	733,582
2.982%, 7/15/43	1,242,231	166,288
2.985%, 2/15/29	1,000,688	92,599
3.032%, 4/15/41 to 1/15/42	4,222,749	478,566
3.082%, 10/15/42	2,504,609	338,102
3.155%, 1/15/43 to 4/15/43	4,908,833	756,109
3.159%, 9/15/42 to 12/15/42	4,246,894	633,239
3.205%, 3/15/28 to 3/15/43	2,267,246	281,270
3.209%, 6/15/27 to 9/15/42	8,043,491	1,028,151
3.289%, 12/15/42	3,640,253	538,655
3.405%, 4/15/43	5,803,715	851,951
3.409%, 3/15/43 to 4/15/43	3,527,956	488,076
3.455%, 3/15/28 to 3/15/43	1,566,875	208,030
3.459%, 3/15/27 to 9/15/42	4,685,722	667,699
3.532%, 4/15/37	3,272,804	383,082
3.655%, 1/15/43 to 6/15/43	8,980,605	1,466,285
3.659%, 9/15/42	806,909	123,237
3.685%, 3/15/43	1,381,105	245,918
3.705%, 2/15/28 to 4/15/28	9,598,707	1,054,008
3.709%, 3/15/42 to 10/15/42	8,776,866	1,219,347
3.782%, 5/15/27 to 9/15/42	4,283,240	598,232

Total Small Business Administration Loans (Interest Only) (identified cost $37,576,285)		$35,551,832

Total Debt Obligations - United States (identified cost $656,014,733)		$652,776,702

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Common Stocks — 2.8%
Security	Shares	Value

Cyprus — 0.2%
Bank of Cyprus Holdings PLC(20)(21)	1,305,859	$2,589,656
Bank of Cyprus Holdings PLC(20)(21)	3,095,143	6,221,739
Total Cyprus		$8,811,395

Iceland — 1.1%
Arion Banki HF(3)	12,208,641	$7,879,040
Eik Fasteignafelag HF(20)	57,784,005	3,520,471
Eimskipafelag Islands HF	3,836,370	5,600,857
Hagar HF	17,472,633	6,696,050
Heimavellir HF(20)	75,681,248	677,857
N1 HF(20)	4,131,100	4,125,368
Reginn HF(20)	29,010,300	4,455,341
Reitir Fasteignafelag HF	15,552,197	9,122,132
Siminn HF	288,361,064	8,986,494
Sjova-Almennar Tryggingar HF	31,136,235	3,610,838
Tryggingamidstodin HF	6,966,651	1,545,540
Total Iceland		$56,219,988

Japan — 0.3%
Mitsubishi UFJ Financial Group, Inc.	741,800	$4,489,736
Mizuho Financial Group, Inc.	1,548,200	2,658,821
Resona Holdings, Inc.	210,600	1,107,763
Sumitomo Mitsui Financial Group, Inc.	92,000	3,582,028
Sumitomo Mitsui Trust Holdings, Inc.	47,600	1,891,314
Total Japan		$13,729,662

Serbia — 0.0%(5)
Komercijalna Banka AD Beograd(20)	56,243	$1,130,747
Total Serbia		$1,130,747

Singapore — 0.2%
Yoma Strategic Holdings, Ltd.	43,974,000	$8,105,039
Total Singapore		$8,105,039

South Korea — 0.3%
Hana Financial Group, Inc.	20,100	$677,081
Hyundai Mobis Co., Ltd.	4,800	801,800
Hyundai Motor Co.	8,647	809,903
KB Financial Group, Inc.	19,639	817,850
KT&G Corp.	7,599	677,612
LG Household & Health Care, Ltd.	700	643,723
Naver Corp.	14,305	1,440,576

Security	Shares	Value

South Korea (continued)
POSCO	2,597	$594,435
S-Oil Corp.	5,800	632,909
Samsung Biologics Co., Ltd.(3)(20)	2,015	689,693
Samsung C&T Corp.	7,400	708,237
Samsung Electronics Co., Ltd.	58,250	2,180,635
Samsung Life Insurance Co., Ltd.	8,700	703,878
Samsung SDI Co., Ltd.	4,000	831,857
Samsung SDS Co., Ltd.	4,300	731,445
SK Hynix, Inc.	17,200	1,035,876
SK Telecom Co., Ltd.	3,700	869,354
Total South Korea		$14,846,864

Sri Lanka — 0.1%
Softlogic Life Insurance PLC(20)	25,625,000	$4,529,402
Total Sri Lanka		$4,529,402

Vietnam — 0.6%
Bank for Foreign Trade of Vietnam JSC	846,990	$2,025,027
Bank for Investment and Development of Vietnam JSC(20)	468,816	596,232
Bao Viet Holdings	156,900	661,424
Binh Minh Plastics JSC	255,600	626,186
Coteccons Construction JSC	133,000	831,450
Danang Rubber JSC	68,640	62,094
Domesco Medical Import Export JSC	240,160	805,317
FPT Corp.	34,993	63,058
HA TIEN 1 Cement JSC	219,600	114,628
Hoa Phat Group JSC(20)	1,218,898	2,109,044
Hoa Sen Group	155,404	61,654
KIDO Group Corp.	373,100	414,622
Kinh Bac City Development Share Holding Corp.(20)	513,300	266,948
Masan Group Corp.(20)	954,000	3,404,288
PetroVietnam Drilling & Well Services JSC(20)	260,463	184,334
PetroVietnam Fertilizer & Chemical JSC	385,500	310,949
PetroVietnam Gas JSC	165,200	735,614
PetroVietnam Nhon Trach 2 Power JSC	882,000	932,388
PetroVietnam Technical Services Corp.	672,281	545,882
Pha Lai Thermal Power JSC	219,100	167,606
Refrigeration Electrical Engineering Corp.	807,810	1,166,273
Saigon - Hanoi Commercial Joint Stock Bank(20)	958,301	316,438
Saigon Securities, Inc.	668,470	824,069
Saigon Thuong Tin Commercial JSB(20)	5	3
Tan Tao Investment & Industry JSC(20)	1,064,400	127,290
Viet Capital Securities JSC	448,200	1,008,624
Vietnam Construction and Import-Export JSC	311,100	246,918

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Shares	Value

Vietnam (continued)
Vietnam Dairy Products JSC		546,768	$2,727,959
Vietnam Joint Stock Commercial Bank for Industry and Trade		148,700	149,705
Vietnam Prosperity JSC Bank(20)		2,180,305	2,138,512
Vietnam Technological & Commercial Joint Stock Bank(20)		781,800	963,892
Vingroup JSC(20)		1,385,904	5,804,189
Total Vietnam			$30,392,617

Total Common Stocks (identified cost $160,919,825)			$137,765,714

Short-Term Investments — 27.6%

Foreign Government Securities — 7.2%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.2%
Argentina Treasury Bill, 0.00%, 11/30/18	ARS	219,200	$6,487,465
Total Argentina			$6,487,465

Egypt — 4.9%
Egypt Treasury Bill, 0.00%, 12/18/18	EGP	63,975	$3,512,095
Egypt Treasury Bill, 0.00%, 1/1/19	EGP	120,325	6,556,195
Egypt Treasury Bill, 0.00%, 1/8/19	EGP	53,500	2,903,871
Egypt Treasury Bill, 0.00%, 1/15/19	EGP	449,850	24,290,118
Egypt Treasury Bill, 0.00%, 1/29/19	EGP	184,500	9,882,549
Egypt Treasury Bill, 0.00%, 2/5/19	EGP	250,000	13,342,578
Egypt Treasury Bill, 0.00%, 4/2/19	EGP	68,925	3,569,857
Egypt Treasury Bill, 0.00%, 4/16/19	EGP	323,500	16,636,872
Egypt Treasury Bill, 0.00%, 4/23/19	EGP	965,000	49,213,385
Egypt Treasury Bill, 0.00%, 6/4/19	EGP	358,375	18,040,841
Egypt Treasury Bill, 0.00%, 7/23/19	EGP	647,300	31,588,746
Egypt Treasury Bill, 0.00%, 8/6/19	EGP	580,350	28,135,316
Egypt Treasury Bill, 0.00%, 8/20/19	EGP	101,325	4,932,328
Egypt Treasury Bill, 0.00%, 9/3/19	EGP	567,550	27,157,521
Total Egypt			$239,762,272

Georgia — 0.0%(5)
Bank of Georgia Promissory Note, 7.59%, 6/4/19	GEL	2,755	$1,018,484
Total Georgia			$1,018,484

Security		Principal Amount (000’s omitted)	Value

Kazakhstan — 0.7%
National Bank of Kazakhstan Note, 0.00%, 1/18/19	KZT	12,353,000	$32,770,072
Total Kazakhstan			$32,770,072

Nigeria — 1.4%
Nigeria OMO Bill, 0.00%, 11/8/18	NGN	2,993,380	$8,224,628
Nigeria OMO Bill, 0.00%, 11/22/18	NGN	5,577,606	15,252,225
Nigeria Treasury Bill, 0.00%, 11/1/18	NGN	4,704,951	12,961,298
Nigeria Treasury Bill, 0.00%, 11/15/18	NGN	4,726,051	12,951,352
Nigeria Treasury Bill, 0.00%, 11/29/18	NGN	3,527,651	9,627,888
Nigeria Treasury Bill, 0.00%, 12/6/18	NGN	3,172,645	8,629,254
Nigeria Treasury Bill, 0.00%, 1/3/19	NGN	103,035	277,664
Nigeria Treasury Bill, 0.00%, 1/10/19	NGN	390,471	1,049,001
Total Nigeria			$68,973,310

Total Foreign Government Securities (identified cost $356,180,664)			$349,011,603

U.S. Treasury Obligations — 11.5%
Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/1/18		$60,000	$60,000,000
U.S. Treasury Bill, 0.00%, 11/8/18		99,900	99,860,276
U.S. Treasury Bill, 0.00%, 11/15/18(17)		99,900	99,818,026
U.S. Treasury Bill, 0.00%, 12/6/18(17)		99,900	99,692,760
U.S. Treasury Bill, 0.00%, 12/13/18(17)		39,000	38,902,459
U.S. Treasury Bill, 0.00%, 12/20/18(17)		99,900	99,606,294
U.S. Treasury Bill, 0.00%, 1/10/19		60,000	59,740,707

Total U.S. Treasury Obligations (identified cost $557,628,978)			$557,620,522

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Other — 8.9%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(22)	433,546,536	$433,503,182

Total Other (identified cost $433,536,644)		$433,503,182

Total Short-Term Investments (identified cost $1,347,346,286)		$1,340,135,307

Total Purchased Options and Swaptions — 0.7% (identified cost $31,084,357)		$33,575,221

Total Investments — 97.1% (identified cost $4,861,690,842)		$4,729,301,515

Less Unfunded Loan Commitments — (0.0)%(5)		$(1,384,844)

Net Investments — 97.1% (identified cost $4,860,305,998)		$4,727,916,671

Total Written Options — (0.0)%(5) (premiums received $2,364,968)		$(2,375,971)

Other Assets, Less Liabilities — 2.9%		$138,978,138

Net Assets — 100.0%		$4,864,518,838

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $1,115,845,421 or 22.9% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $67,065,881 or 1.4% of the Portfolio’s net assets.

(4)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Amount is less than 0.05% or (0.05)%, as applicable.

(6)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(7)	When-issued security.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(9)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(10)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(11)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(12)

Security whose performance, including redemption at maturity, is linked to the price of the underlying security. The investment is subject to credit risk of the issuing financial institution (Deutsche Bank AG) in addition to the market risk of the underlying security.

(13)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(14)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2018.

(15)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2018.

(16)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2018.

(17)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(18)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(19)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(20)	Non-income producing security.

(21)	Securities are traded on separate exchanges for the same entity.

(22)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Purchased Currency Options — 0.3%

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call SEK/Put EUR	BNP Paribas	EUR	27,285,000	SEK	9.68	1/18/19	$13,382
Call SEK/Put EUR	BNP Paribas	EUR	24,630,000	SEK	9.96	4/15/19	125,314
Call SEK/Put EUR	BNP Paribas	EUR	16,015,000	SEK	9.96	4/15/19	81,482
Call SEK/Put EUR	Citibank, N.A.	EUR	27,984,000	SEK	9.67	1/18/19	13,502
Call SEK/Put EUR	Citibank, N.A.	EUR	36,940,000	SEK	9.58	4/12/19	41,003
Call SEK/Put EUR	Citibank, N.A.	EUR	24,630,000	SEK	9.96	4/12/19	122,887
Call SEK/Put EUR	Citibank, N.A.	EUR	12,310,000	SEK	9.96	4/12/19	61,419
Call SEK/Put EUR	Citibank, N.A.	EUR	12,310,000	SEK	9.96	4/12/19	61,419
Call SEK/Put EUR	Deutsche Bank AG	EUR	36,379,000	SEK	9.70	1/16/19	18,048
Call SEK/Put EUR	Deutsche Bank AG	EUR	679,000	SEK	9.70	1/16/19	337
Call SEK/Put EUR	Deutsche Bank AG	EUR	32,020,000	SEK	9.56	4/23/19	37,573
Call SEK/Put EUR	Deutsche Bank AG	EUR	26,130,000	SEK	9.56	4/23/19	30,662
Put CNH/Call USD	Bank of America, N.A.	USD	110,000,000	CNH	7.40	11/12/18	14,740
Put CNH/Call USD	Bank of America, N.A.	USD	76,000,000	CNH	6.93	6/26/19	2,168,660
Put CNH/Call USD	Citibank, N.A.	USD	113,700,000	CNH	7.45	11/9/18	8,073
Put CNH/Call USD	Citibank, N.A.	USD	31,389,000	CNH	6.87	12/27/18	666,483
Put CNH/Call USD	Goldman Sachs International	USD	67,014,000	CNH	6.83	12/24/18	1,686,675
Put CNH/Call USD	Goldman Sachs International	USD	33,100,000	CNH	6.93	6/26/19	944,508
Put CNH/Call USD	Goldman Sachs International	USD	42,900,000	CNH	6.95	6/26/19	1,159,330
Put EUR/Call USD	BNP Paribas	EUR	99,028,000	USD	1.13	5/29/19	1,582,635
Put EUR/Call USD	Goldman Sachs International	EUR	84,881,000	USD	1.14	5/27/19	1,735,528
Put MXN/Call USD	Citibank, N.A.	USD	49,865,000	MXN	21.32	5/6/19	1,817,928
Put MXN/Call USD	Citibank, N.A.	USD	23,700,000	MXN	21.32	5/6/19	864,031
Put MXN/Call USD	Goldman Sachs International	USD	23,700,000	MXN	21.32	5/6/19	864,031
Put MXN/Call USD	Goldman Sachs International	USD	54,855,000	MXN	21.32	5/7/19	2,009,777

Total							$16,129,427

Purchased Interest Rate Swaptions — 0.4%

Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 7/3/38 to pay 3-month USD-LIBOR Rate and receive 3.00%	Bank of America, N.A.	$71,648,000	6/29/28	$3,089,246
Option to enter into interest rate swap expiring 7/3/38 to receive 3-month USD-LIBOR Rate and pay 3.00%	Bank of America, N.A.	71,648,000	6/29/28	4,902,655
Option to enter into interest rate swap expiring 7/6/38 to pay 3-month USD-LIBOR Rate and receive 3.01%	Morgan Stanley & Co. International PLC	28,963,000	7/3/28	1,256,517
Option to enter into interest rate swap expiring 7/6/38 to receive 3-month USD-LIBOR Rate and pay 3.01%	Morgan Stanley & Co. International PLC	28,963,000	7/3/28	1,971,315
Option to enter into interest rate swap expiring 7/7/38 to pay 3-month USD-LIBOR Rate and receive 2.98%	Morgan Stanley & Co. International PLC	28,963,000	7/5/28	1,234,676

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Purchased Interest Rate Swaptions (continued)

Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 7/7/38 to pay 3-month USD-LIBOR Rate and receive 2.99%	Goldman Sachs International	26,762,000	7/5/28	$ 1,148,012
Option to enter into interest rate swap expiring 7/7/38 to receive 3-month USD-LIBOR Rate and pay 2.98%	Morgan Stanley & Co. International PLC	28,963,000	7/5/28	2,002,961
Option to enter into interest rate swap expiring 7/7/38 to receive 3-month USD-LIBOR Rate and pay 2.99%	Goldman Sachs International	26,762,000	7/5/28	1,840,412

Total				$17,445,794

Written Currency Options — (0.0)%(5)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Put CNH/Call USD	Barclays Bank PLC	USD	67,014,000	CNH	6.83	12/24/18	$(1,686,675)
Put CNH/Call USD	Deutsche Bank AG	USD	113,700,000	CNH	7.45	11/9/18	(8,073)
Put CNH/Call USD	Deutsche Bank AG	USD	31,389,000	CNH	6.87	12/27/18	(666,483)
Put CNH/Call USD	Societe Generale	USD	110,000,000	CNH	7.40	11/12/18	(14,740)

Total							$(2,375,971)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	4,774,549	USD	5,429,756	Standard Chartered Bank	11/1/18	$—	$(21,862)
EUR	52,935,994	USD	60,153,817	Standard Chartered Bank	11/1/18	—	(195,845)
EUR	52,935,994	USD	60,251,749	Standard Chartered Bank	11/1/18	—	(293,777)
EUR	92,000	USD	104,488	UBS AG	11/1/18	—	(284)
EUR	12,612,000	USD	14,314,157	UBS AG	11/1/18	—	(29,171)
NZD	15,138,000	USD	9,949,299	HSBC Bank USA, N.A.	11/1/18	—	(71,000)
NZD	31,226,000	USD	20,522,976	HSBC Bank USA, N.A.	11/1/18	—	(146,455)
USD	5,429,617	EUR	4,774,549	BNP Paribas	11/1/18	21,723	—
USD	64,201,568	EUR	52,935,994	Standard Chartered Bank	11/1/18	4,243,596	—
USD	60,153,817	EUR	52,935,994	Standard Chartered Bank	11/1/18	195,845	—
USD	14,441,907	EUR	12,704,000	Standard Chartered Bank	11/1/18	52,717	—
USD	21,334,996	NZD	31,226,000	Standard Chartered Bank	11/1/18	958,475	—
USD	10,342,957	NZD	15,138,000	Standard Chartered Bank	11/1/18	464,657	—
AUD	9,650,000	USD	7,166,148	State Street Bank and Trust Company	11/2/18	—	(332,499)
CAD	21,721,384	USD	16,540,678	HSBC Bank USA, N.A.	11/2/18	—	(40,709)
NZD	4,776,000	USD	3,117,725	Australia and New Zealand Banking Group Limited	11/2/18	—	(1,147)

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

NZD	9,854,000	USD	6,432,593	Australia and New Zealand Banking Group Limited	11/2/18	$—	$(2,367)
USD	6,834,902	AUD	9,650,000	Australia and New Zealand Banking Group Limited	11/2/18	1,254	—
USD	16,700,073	CAD	21,721,384	UBS AG	11/2/18	199,835	—
USD	6,719,605	NZD	9,854,000	State Street Bank and Trust Company	11/2/18	289,379	—
USD	3,256,833	NZD	4,776,000	State Street Bank and Trust Company	11/2/18	140,255	—
ARS	191,249,000	USD	5,312,472	BNP Paribas	11/5/18	—	(5,231)
ARS	206,909,156	USD	5,170,144	Goldman Sachs International	11/5/18	571,673	—
ARS	173,144,844	USD	4,779,046	Goldman Sachs International	11/5/18	25,797	—
CZK	548,058,000	EUR	21,271,415	Deutsche Bank AG	11/5/18	—	(165,748)
EGP	66,250,000	USD	3,626,163	HSBC Bank USA, N.A.	11/5/18	67,977	—
EUR	21,235,883	PLN	91,292,000	Deutsche Bank AG	11/5/18	266,764	—
IDR	31,521,000,000	USD	2,077,440	Deutsche Bank AG	11/5/18	—	(5,146)
PHP	304,675,000	USD	5,690,393	Bank of America, N.A.	11/5/18	3,935	—
PHP	394,300,000	USD	7,383,619	BNP Paribas	11/5/18	—	(14,214)
PHP	484,700,000	USD	9,065,744	Citibank, N.A.	11/5/18	—	(6,778)
PHP	1,709,488,000	USD	31,905,338	Deutsche Bank AG	11/5/18	44,723	—
PHP	1,407,815,000	USD	26,293,657	Deutsche Bank AG	11/5/18	18,183	—
PHP	153,710,000	USD	2,870,830	Deutsche Bank AG	11/5/18	1,985	—
PHP	564,488,000	USD	10,542,901	JPMorgan Chase Bank, N.A.	11/5/18	7,291	—
PHP	358,270,000	USD	6,691,382	JPMorgan Chase Bank, N.A.	11/5/18	4,627	—
PHP	430,330,000	USD	8,037,242	Morgan Stanley & Co. International PLC	11/5/18	5,558	—
PHP	630,800,000	USD	11,795,571	UBS AG	11/5/18	—	(6,019)
SGD	5,809,100	USD	4,207,267	Deutsche Bank AG	11/5/18	—	(13,179)
USD	14,336,336	ARS	571,303,000	Goldman Sachs International	11/5/18	—	(1,517,565)
USD	3,699,443	EGP	66,250,000	HSBC Bank USA, N.A.	11/5/18	5,303	—
USD	2,071,433	IDR	31,521,000,000	Citibank, N.A.	11/5/18	—	(861)
USD	5,646,835	PHP	304,675,000	Bank of America, N.A.	11/5/18	—	(47,492)
USD	7,364,312	PHP	394,300,000	BNP Paribas	11/5/18	—	(5,093)
USD	9,052,706	PHP	484,700,000	Citibank, N.A.	11/5/18	—	(6,260)
USD	31,927,982	PHP	1,709,488,000	Deutsche Bank AG	11/5/18	—	(22,079)
USD	2,818,040	PHP	153,710,000	Deutsche Bank AG	11/5/18	—	(54,775)
USD	25,850,441	PHP	1,407,815,000	Deutsche Bank AG	11/5/18	—	(461,399)
USD	6,642,010	PHP	358,270,000	JPMorgan Chase Bank, N.A.	11/5/18	—	(54,000)
USD	10,381,389	PHP	564,488,000	JPMorgan Chase Bank, N.A.	11/5/18	—	(168,803)
USD	7,943,332	PHP	430,330,000	Morgan Stanley & Co. International PLC	11/5/18	—	(99,468)
USD	11,781,405	PHP	630,800,000	UBS AG	11/5/18	—	(8,147)
USD	12,441,627	SGD	17,082,043	Deutsche Bank AG	11/5/18	108,633	—
CZK	1,137,300,000	EUR	44,048,956	Goldman Sachs International	11/6/18	—	(241,888)
EUR	42,744,310	PLN	184,057,000	Goldman Sachs International	11/6/18	461,346	—
CZK	561,107,000	EUR	21,729,804	Goldman Sachs International	11/7/18	—	(117,727)

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	21,762,188	PLN	94,054,000	Goldman Sachs International	11/7/18	$146,195	$—
JPY	1,983,309,000	USD	17,582,760	Standard Chartered Bank	11/8/18	1,592	—
JPY	3,813,558,202	USD	34,339,365	Standard Chartered Bank	11/8/18	—	(527,714)
USD	3,741,353	EUR	3,166,613	Deutsche Bank AG	11/8/18	153,032	—
USD	1,735,940	EUR	1,470,300	Deutsche Bank AG	11/8/18	69,835	—
USD	682,873	EUR	568,365	Deutsche Bank AG	11/8/18	38,818	—
USD	713,981	EUR	598,726	Deutsche Bank AG	11/8/18	35,521	—
USD	819,554	EUR	694,537	Deutsche Bank AG	11/8/18	32,523	—
USD	615,304	EUR	518,806	Deutsche Bank AG	11/8/18	27,407	—
USD	380,020	EUR	318,756	Deutsche Bank AG	11/8/18	18,814	—
USD	160,008	EUR	134,136	Deutsche Bank AG	11/8/18	8,009	—
USD	75,233,374	JPY	8,355,042,400	Standard Chartered Bank	11/8/18	1,156,157	—
AUD	18,700,000	USD	13,902,812	Standard Chartered Bank	11/9/18	—	(659,283)
EUR	1,719,857	RSD	203,975,000	Deutsche Bank AG	11/9/18	—	(3,909)
RSD	203,975,000	EUR	1,715,085	Deutsche Bank AG	11/9/18	9,318	—
THB	781,729,902	USD	23,560,274	Deutsche Bank AG	11/9/18	24,167	—
THB	128,608,259	USD	3,869,081	JPMorgan Chase Bank, N.A.	11/9/18	10,972	—
THB	89,661,839	USD	2,703,100	Standard Chartered Bank	11/9/18	1,957	—
USD	1,554,914	AUD	2,091,440	Standard Chartered Bank	11/9/18	73,735	—
USD	45,954,545	CAD	60,000,000	Deutsche Bank AG	11/9/18	371,469	—
USD	108,747,652	EUR	93,474,000	Standard Chartered Bank	11/9/18	2,817,274	—
USD	13,493,686	NZD	20,000,000	Standard Chartered Bank	11/9/18	441,489	—
USD	24,617,537	THB	781,729,902	Deutsche Bank AG	11/9/18	1,033,096	—
USD	4,049,971	THB	128,608,259	JPMorgan Chase Bank, N.A.	11/9/18	169,918	—
USD	22,442,027	THB	713,274,945	Standard Chartered Bank	11/9/18	922,841	—
ILS	229,130,000	USD	63,554,539	Goldman Sachs International	11/13/18	—	(1,900,373)
USD	20,013,721	NZD	30,173,000	HSBC Bank USA, N.A.	11/13/18	321,870	—
USD	11,572,085	ZAR	170,134,400	Citibank, N.A.	11/13/18	54,680	—
EUR	7,921,634	SEK	82,473,072	JPMorgan Chase Bank, N.A.	11/14/18	—	(40,058)
SEK	82,473,072	EUR	7,911,195	JPMorgan Chase Bank, N.A.	11/14/18	51,892	—
EUR	6,410,100	USD	7,569,943	Deutsche Bank AG	11/15/18	—	(302,271)
JPY	1,416,650,000	USD	12,570,990	Goldman Sachs International	11/15/18	—	(4,544)
JPY	1,571,793,600	USD	13,948,177	Goldman Sachs International	11/15/18	—	(5,524)
USD	8,586,390	EUR	7,174,457	Deutsche Bank AG	11/15/18	452,101	—
USD	7,790,943	EUR	6,505,789	Deutsche Bank AG	11/15/18	414,779	—
USD	7,052,130	EUR	5,929,947	Deutsche Bank AG	11/15/18	328,847	—
USD	4,511,835	EUR	3,781,448	Deutsche Bank AG	11/15/18	224,487	—
USD	4,347,446	EUR	3,663,598	Deutsche Bank AG	11/15/18	193,714	—
USD	5,857,974	EUR	5,010,949	Deutsche Bank AG	11/15/18	176,638	—
USD	3,843,265	EUR	3,251,053	Deutsche Bank AG	11/15/18	157,271	—
USD	1,218,637	EUR	1,020,933	Deutsche Bank AG	11/15/18	61,119	—
USD	837,644	EUR	709,609	Deutsche Bank AG	11/15/18	33,100	—
USD	300,578	EUR	253,438	Deutsche Bank AG	11/15/18	13,233	—
USD	21,075,455	JPY	2,332,399,557	Goldman Sachs International	11/15/18	385,819	—
BRL	28,355,000	USD	6,925,989	Standard Chartered Bank	11/16/18	683,784	—

34	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	6,996,052	BRL	28,355,000	Citibank, N.A.	11/16/18	$—	$(613,721)
EUR	2,205,387	RSD	262,000,000	Citibank, N.A.	11/19/18	—	(7,161)
RSD	333,628,000	EUR	2,814,120	Citibank, N.A.	11/19/18	2,537	—
UGX	3,552,763,000	USD	931,750	Standard Chartered Bank	11/19/18	11,392	—
AUD	10,370,000	USD	7,622,624	Credit Suisse International	11/20/18	—	(277,677)
AUD	369,807	USD	268,942	Standard Chartered Bank	11/20/18	—	(7,012)
AUD	9,812,807	USD	7,136,347	Standard Chartered Bank	11/20/18	—	(186,054)
EUR	45,920,000	USD	53,614,126	Deutsche Bank AG	11/20/18	—	(1,530,657)
EUR	45,920,000	USD	53,642,366	Deutsche Bank AG	11/20/18	—	(1,558,898)
JPY	4,081,992,000	USD	37,162,228	Standard Chartered Bank	11/20/18	—	(939,982)
USD	6,568,488	ARS	247,763,374	Goldman Sachs International	11/20/18	—	(180,185)
USD	13,732,369	ARS	553,002,500	JPMorgan Chase Bank, N.A.	11/20/18	—	(1,330,523)
USD	94,284,169	EUR	81,505,000	Deutsche Bank AG	11/20/18	1,839,415	—
USD	11,989,427	EUR	10,335,000	Deutsche Bank AG	11/20/18	267,244	—
USD	10,185,803	NZD	15,463,000	Goldman Sachs International	11/20/18	93,576	—
USD	7,379,426	NZD	11,191,498	Standard Chartered Bank	11/20/18	75,078	—
UGX	3,554,626,000	USD	931,750	Standard Chartered Bank	11/26/18	10,587	—
USD	9,820,950	MYR	40,315,000	Goldman Sachs International	11/26/18	196,379	—
USD	10,007,308	MYR	41,080,000	UBS AG	11/26/18	200,105	—
USD	7,035,269	ZAR	102,436,400	Goldman Sachs International	11/26/18	111,844	—
USD	4,474,521	ZAR	65,179,000	Goldman Sachs International	11/26/18	69,232	—
KRW	4,576,400,000	USD	4,062,134	Deutsche Bank AG	11/28/18	—	(48,969)
USD	19,898,612	KRW	22,293,410,000	Barclays Bank PLC	11/28/18	348,936	—
USD	5,441,496	KRW	6,097,740,000	Citibank, N.A.	11/28/18	94,227	—
USD	88,057,948	EUR	73,809,101	Standard Chartered Bank	11/29/18	4,283,895	—
COP	3,003,000,000	USD	995,970	Credit Agricole Corporate and Investment Bank	11/30/18	—	(64,425)
COP	134,074,928,770	USD	45,132,831	UBS AG	11/30/18	—	(3,542,122)
IDR	162,586,400,000	USD	10,991,509	Deutsche Bank AG	11/30/18	—	(350,218)
IDR	162,789,600,000	USD	10,997,440	Standard Chartered Bank	11/30/18	—	(342,849)
NOK	57,763,000	EUR	6,063,358	JPMorgan Chase Bank, N.A.	11/30/18	—	(22,455)
THB	619,955,000	USD	18,685,162	Goldman Sachs International	11/30/18	28,236	—
THB	682,045,000	USD	20,555,288	Standard Chartered Bank	11/30/18	32,303	—
USD	2,541,973	IDR	38,505,800,000	Deutsche Bank AG	11/30/18	21,765	—
USD	7,945,678	IDR	120,496,200,000	Goldman Sachs International	11/30/18	59,193	—
USD	8,999,601	IDR	137,603,900,000	Goldman Sachs International	11/30/18	—	(6,584)
USD	1,880,890	IDR	28,770,100,000	Standard Chartered Bank	11/30/18	—	(2,115)
AUD	9,065,179	USD	6,538,895	Australia and New Zealand Banking Group Limited	12/3/18	—	(117,303)
USD	5,120,455	ARS	191,249,000	BNP Paribas	12/3/18	—	(6,864)
USD	4,612,276	ARS	173,144,844	Goldman Sachs International	12/3/18	—	(29,677)
USD	6,540,504	NZD	9,870,000	Australia and New Zealand Banking Group Limited	12/3/18	97,961	—
USD	4,455,991	NZD	6,532,035	HSBC Bank USA, N.A.	12/3/18	192,271	—
USD	2,458,905	NZD	3,604,508	HSBC Bank USA, N.A.	12/3/18	106,099	—

35	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

ILS	224,630,000	USD	61,895,184	Goldman Sachs International	12/4/18	$—	$(1,355,553)
NOK	576,913,000	EUR	60,997,615	State Street Bank and Trust Company	12/4/18	—	(734,519)
NOK	153,854,000	EUR	16,264,843	The Toronto-Dominion Bank	12/4/18	—	(193,273)
EGP	66,980,000	USD	3,626,421	HSBC Bank USA, N.A.	12/5/18	79,584	—
USD	31,837,005	PHP	1,709,488,000	Deutsche Bank AG	12/5/18	—	(157,904)
COP	3,931,241,000	USD	1,262,948	Citibank, N.A.	12/6/18	—	(43,765)
USD	11,008,950	EUR	9,200,000	Standard Chartered Bank	12/6/18	560,067	—
USD	5,290,770	EUR	4,421,410	Standard Chartered Bank	12/6/18	269,161	—
USD	2,935,762	EUR	2,453,369	Standard Chartered Bank	12/6/18	149,353	—
USD	7,900,417	QAR	29,393,500	Standard Chartered Bank	12/6/18	—	(145,213)
COP	53,777,219,000	USD	17,254,815	Credit Agricole Corporate and Investment Bank	12/7/18	—	(577,643)
USD	9,718,557	NZD	14,770,000	Goldman Sachs International	12/7/18	77,094	—
USD	12,175,439	ZAR	190,156,000	Standard Chartered Bank	12/7/18	—	(659,126)
AUD	12,027,000	USD	8,562,791	Australia and New Zealand Banking Group Limited	12/10/18	—	(42,402)
AUD	20,662,230	USD	14,855,647	Australia and New Zealand Banking Group Limited	12/10/18	—	(217,730)
QAR	22,179,000	USD	6,068,624	Standard Chartered Bank	12/10/18	2,464	—
USD	6,860,670	NZD	10,409,085	Australia and New Zealand Banking Group Limited	12/10/18	65,634	—
USD	2,942,262	NZD	4,464,033	Australia and New Zealand Banking Group Limited	12/10/18	28,148	—
USD	35,832,335	NZD	55,000,000	Australia and New Zealand Banking Group Limited	12/10/18	—	(71,584)
USD	3,160,188	QAR	11,748,000	Standard Chartered Bank	12/10/18	—	(55,608)
USD	3,160,000	QAR	11,771,000	Standard Chartered Bank	12/10/18	—	(62,092)
USD	3,160,268	QAR	11,772,000	Standard Chartered Bank	12/10/18	—	(62,097)
AUD	23,588,000	USD	16,804,822	Australia and New Zealand Banking Group Limited	12/12/18	—	(93,784)
USD	16,664,480	NZD	25,477,000	Australia and New Zealand Banking Group Limited	12/12/18	32,705	—
AUD	17,800,000	USD	12,790,315	Citibank, N.A.	12/13/18	—	(179,666)
AUD	23,642,000	USD	16,768,207	HSBC Bank USA, N.A.	12/13/18	—	(18,715)
AUD	23,532,136	USD	16,703,934	HSBC Bank USA, N.A.	12/13/18	—	(32,276)
COP	42,051,763,000	USD	13,531,257	Goldman Sachs International	12/13/18	—	(493,069)
EUR	467,071	USD	543,458	Goldman Sachs International	12/13/18	—	(12,560)
EUR	10,460,540	USD	12,115,240	Goldman Sachs International	12/13/18	—	(225,225)
EUR	12,743,170	USD	14,728,556	Goldman Sachs International	12/13/18	—	(243,980)
MAD	49,525,000	USD	5,000,000	Credit Agricole Corporate and Investment Bank	12/13/18	140,079	—
MAD	49,525,000	USD	5,000,000	Credit Agricole Corporate and Investment Bank	12/13/18	140,079	—
USD	7,347,872	AUD	10,300,000	Citibank, N.A.	12/13/18	50,699	—
USD	71,745,714	EUR	60,249,000	Goldman Sachs International	12/13/18	3,263,444	—

36	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	27,286,403	EUR	23,203,710	Goldman Sachs International	12/13/18	$911,812	$—
USD	5,523,023	EUR	4,638,000	Goldman Sachs International	12/13/18	251,222	—
USD	195,017	NZD	301,000	Australia and New Zealand Banking Group Limited	12/13/18	—	(1,483)
USD	9,422,352	NZD	14,543,000	Australia and New Zealand Banking Group Limited	12/13/18	—	(71,663)
USD	16,629,946	NZD	25,549,000	HSBC Bank USA, N.A.	12/13/18	—	(49,046)
USD	16,531,024	NZD	25,406,000	HSBC Bank USA, N.A.	12/13/18	—	(54,615)
USD	1,969,693	QAR	7,279,000	Credit Agricole Corporate and Investment Bank	12/13/18	—	(22,852)
USD	3,013,773	QAR	11,160,000	Standard Chartered Bank	12/13/18	—	(41,153)
COP	41,318,127,000	USD	13,483,268	Credit Agricole Corporate and Investment Bank	12/14/18	—	(672,992)
INR	240,980,000	USD	3,313,351	Standard Chartered Bank	12/14/18	—	(76,432)
INR	1,079,420,000	USD	14,844,530	UBS AG	12/14/18	—	(345,421)
MAD	35,314,000	USD	3,561,674	Societe Generale	12/14/18	102,903	—
USD	12,089,511	INR	888,035,000	Barclays Bank PLC	12/14/18	161,145	—
USD	5,888,125	INR	432,365,000	Citibank, N.A.	12/14/18	80,462	—
USD	18,629,599	KRW	20,829,755,000	Barclays Bank PLC	12/17/18	356,549	—
USD	11,328,616	KRW	12,653,045,000	Goldman Sachs International	12/17/18	228,643	—
USD	1,507,046	QAR	5,561,000	BNP Paribas	12/17/18	—	(15,271)
EGP	17,650,000	USD	958,198	HSBC Bank USA, N.A.	12/18/18	14,645	—
USD	8,863,965	OMR	3,675,000	BNP Paribas	12/19/18	—	(677,607)
USD	3,500,136	QAR	12,915,500	BNP Paribas	12/19/18	—	(35,532)
MAD	98,765,000	USD	10,000,000	Credit Agricole Corporate and Investment Bank	12/20/18	239,295	—
USD	81,563,673	EUR	68,871,950	Deutsche Bank AG	12/20/18	3,217,600	—
USD	12,376,229	EUR	10,668,703	Deutsche Bank AG	12/20/18	239,924	—
USD	3,179,792	EUR	2,685,000	Deutsche Bank AG	12/20/18	125,439	—
USD	207,904	EUR	180,407	Deutsche Bank AG	12/20/18	2,681	—
USD	64,409,107	NZD	97,873,538	BNP Paribas	12/20/18	509,198	—
USD	826,900	NZD	1,256,524	BNP Paribas	12/20/18	6,537	—
USD	12,705,997	ZAR	190,916,500	Goldman Sachs International	12/20/18	—	(158,593)
COP	17,329,632,000	USD	5,707,671	UBS AG	12/21/18	—	(336,104)
COP	18,862,184,000	USD	6,222,679	UBS AG	12/21/18	—	(376,075)
EUR	4,639,825	HUF	1,500,530,000	Goldman Sachs International	12/21/18	23,893	—
USD	5,314,804	EUR	4,639,825	Goldman Sachs International	12/21/18	36,116	—
USD	13,474,954	BHD	5,138,000	Credit Agricole Corporate and Investment Bank	12/27/18	—	(139,248)
USD	6,739,032	BHD	2,592,000	Credit Agricole Corporate and Investment Bank	12/31/18	—	(128,406)
USD	3,711,233	BHD	1,424,000	Standard Chartered Bank	12/31/18	—	(61,619)
THB	408,010,000	USD	12,662,860	Goldman Sachs International	1/3/19	—	(327,731)
THB	613,980,000	USD	19,055,866	Standard Chartered Bank	1/3/19	—	(493,766)
INR	800,540,000	USD	10,978,332	Deutsche Bank AG	1/7/19	—	(261,816)
INR	776,880,000	USD	10,631,997	Goldman Sachs International	1/7/19	—	(232,208)

37	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

INR	811,535,000	USD	11,119,203	Goldman Sachs International	1/7/19	$—	$(255,501)
INR	1,036,495,000	USD	14,192,729	JPMorgan Chase Bank, N.A.	1/7/19	—	(317,575)
UGX	4,057,180,000	USD	998,076	Standard Chartered Bank	1/7/19	68,546	—
USD	23,285,811	INR	1,715,000,000	Bank of America, N.A.	1/7/19	327,776	—
USD	1,263,680	INR	93,070,000	Bank of America, N.A.	1/7/19	17,788	—
USD	16,786,974	INR	1,237,200,000	JPMorgan Chase Bank, N.A.	1/7/19	225,061	—
USD	1,475,305	INR	108,730,000	JPMorgan Chase Bank, N.A.	1/7/19	19,779	—
USD	3,683,175	INR	271,450,000	Standard Chartered Bank	1/7/19	49,380	—
EUR	2,963,590	USD	3,427,570	Citibank, N.A.	1/8/19	—	(49,557)
USD	2,987,356	QAR	10,986,000	BNP Paribas	1/8/19	—	(20,601)
USD	2,987,356	QAR	10,986,000	BNP Paribas	1/8/19	—	(20,601)
AUD	25,684,000	USD	18,205,076	BNP Paribas	1/9/19	—	(2,715)
USD	5,238,347	NZD	8,084,967	BNP Paribas	1/9/19	—	(41,529)
USD	12,958,240	NZD	20,000,000	BNP Paribas	1/9/19	—	(102,731)
USD	5,974,711	QAR	21,972,000	BNP Paribas	1/9/19	—	(41,239)
EUR	3,100,100	USD	3,662,303	Deutsche Bank AG	1/10/19	—	(128,083)
EUR	9,977,000	USD	11,657,326	Deutsche Bank AG	1/10/19	—	(283,206)
EUR	32,940,000	USD	39,254,598	Deutsche Bank AG	1/10/19	—	(1,701,874)
QAR	15,500,000	USD	4,246,575	BNP Paribas	1/10/19	—	(2,637)
USD	41,179,822	EUR	35,348,397	Deutsche Bank AG	1/10/19	881,444	—
USD	1,493,695	QAR	5,508,000	BNP Paribas	1/10/19	—	(14,409)
USD	1,493,966	QAR	5,509,000	BNP Paribas	1/10/19	—	(14,412)
USD	2,987,263	QAR	11,023,000	BNP Paribas	1/10/19	—	(30,862)
USD	7,426,987	QAR	27,435,290	Standard Chartered Bank	1/10/19	—	(84,863)
SEK	456,925,000	EUR	43,618,859	Standard Chartered Bank	1/11/19	553,456	—
INR	1,235,545,000	USD	16,644,820	Barclays Bank PLC	1/14/19	—	(121,015)
INR	787,780,000	USD	10,609,832	Deutsche Bank AG	1/14/19	—	(74,300)
INR	1,036,425,000	USD	13,967,051	Goldman Sachs International	1/14/19	—	(106,216)
INR	798,680,000	USD	10,760,981	UBS AG	1/14/19	—	(79,676)
KRW	56,785,000,000	USD	50,000,000	Barclays Bank PLC	1/14/19	—	(132,459)
KRW	51,510,000,000	USD	45,896,819	Citibank, N.A.	1/14/19	—	(661,686)
KRW	18,047,608,150	USD	15,914,998	Deutsche Bank AG	1/14/19	—	(65,921)
KRW	56,835,000,000	USD	49,995,602	UBS AG	1/14/19	—	(84,152)
KRW	10,335,201,608	USD	9,266,746	UBS AG	1/14/19	—	(190,562)
UGX	4,108,992,000	USD	1,048,747	Citibank, N.A.	1/14/19	29,964	—
USD	11,314,634	INR	853,180,000	Citibank, N.A.	1/14/19	—	(95,537)
USD	16,744,038	INR	1,262,760,000	Citibank, N.A.	1/14/19	—	(143,732)
USD	11,580,577	INR	873,465,000	JPMorgan Chase Bank, N.A.	1/14/19	—	(100,880)
USD	11,516,366	INR	869,025,000	UBS AG	1/14/19	—	(105,711)
USD	70,645,775	KRW	78,000,000,000	Bank of America, N.A.	1/14/19	2,147,612	—
USD	8,181,531	KRW	9,077,000,000	Deutsche Bank AG	1/14/19	210,277	—
USD	7,184,641	KRW	7,971,000,000	Deutsche Bank AG	1/14/19	184,656	—
USD	5,031,322	KRW	5,582,000,000	Deutsche Bank AG	1/14/19	129,312	—
USD	26,800,071	KRW	30,000,000,000	Goldman Sachs International	1/14/19	454,624	—
USD	11,091,057	KRW	12,290,000,000	Goldman Sachs International	1/14/19	298,205	—

38	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	9,739,193	KRW	10,792,000,000	Goldman Sachs International	1/14/19	$261,858	$—
USD	6,820,684	KRW	7,558,000,000	Goldman Sachs International	1/14/19	183,388	—
USD	9,199,631	KRW	10,254,828,159	JPMorgan Chase Bank, N.A.	1/14/19	194,029	—
USD	8,079,358	KRW	9,006,060,000	JPMorgan Chase Bank, N.A.	1/14/19	170,402	—
USD	5,658,213	KRW	6,307,210,150	JPMorgan Chase Bank, N.A.	1/14/19	119,337	—
USD	50,307,274	KRW	55,730,398,000	Nomura International PLC	1/14/19	1,365,865	—
SEK	213,439,000	EUR	20,600,106	Goldman Sachs International	1/15/19	1,867	—
EUR	1,570,887	USD	1,835,226	Australia and New Zealand Banking Group Limited	1/16/19	—	(43,437)
EUR	1,136,224	USD	1,313,943	HSBC Bank USA, N.A.	1/16/19	—	(17,940)
MAD	97,450,000	USD	10,000,000	Societe Generale	1/16/19	59,572	—
USD	3,205,857	EUR	2,750,000	Australia and New Zealand Banking Group Limited	1/16/19	69,144	—
USD	291,442	EUR	250,000	Australia and New Zealand Banking Group Limited	1/16/19	6,286	—
USD	1,883,519	QAR	6,937,000	BNP Paribas	1/16/19	—	(15,920)
USD	23,029,553	EUR	19,423,240	Standard Chartered Bank	1/17/19	873,059	—
USD	6,068	EUR	5,182	Standard Chartered Bank	1/17/19	157	—
JPY	2,108,641,000	USD	18,833,710	UBS AG	1/18/19	—	(17,930)
UGX	3,849,800,000	USD	997,358	Citibank, N.A.	1/18/19	12,491	—
USD	30,978,790	CAD	40,000,000	Deutsche Bank AG	1/18/19	544,292	—
EGP	52,767,000	USD	2,868,551	BNP Paribas	1/22/19	10,367	—
EGP	60,700,000	USD	3,304,300	HSBC Bank USA, N.A.	1/22/19	7,435	—
ILS	47,740,400	USD	13,173,400	JPMorgan Chase Bank, N.A.	1/22/19	—	(256,903)
MAD	18,390,000	USD	1,915,625	BNP Paribas	1/22/19	—	(19,098)
MAD	16,957,000	USD	1,778,395	BNP Paribas	1/22/19	—	(29,651)
NOK	167,791,000	EUR	17,659,826	Deutsche Bank AG	1/22/19	—	(172,256)
NOK	29,339,000	EUR	3,098,910	HSBC Bank USA, N.A.	1/22/19	—	(42,686)
USD	6,807,542	KZT	2,518,450,000	Citibank, N.A.	1/22/19	118,781	—
USD	12,203,390	KZT	4,500,000,000	Standard Chartered Bank	1/22/19	251,824	—
USD	11,370,434	KZT	4,223,547,784	Standard Chartered Bank	1/22/19	153,098	—
USD	6,599,088	MYR	27,505,000	Goldman Sachs International	1/22/19	34,032	—
EUR	11,725,251	RON	56,674,000	Citibank, N.A.	1/23/19	—	(367,113)
EUR	11,824,855	RON	57,185,000	Deutsche Bank AG	1/23/19	—	(377,403)
EUR	7,183,292	RON	34,652,200	JPMorgan Chase Bank, N.A.	1/23/19	—	(208,350)
RON	21,330,000	EUR	4,520,983	Deutsche Bank AG	1/23/19	14,869	—
UGX	7,669,473,000	USD	1,994,713	Citibank, N.A.	1/23/19	15,046	—
COP	39,273,353,000	USD	12,660,451	JPMorgan Chase Bank, N.A.	1/24/19	—	(500,176)
JPY	3,078,086,798	USD	27,494,947	Standard Chartered Bank	1/24/19	—	(15,372)
USD	49,897,059	EUR	43,220,188	Standard Chartered Bank	1/24/19	565,177	—
USD	6,945,803	JPY	777,589,547	Standard Chartered Bank	1/24/19	3,883	—
USD	10,313,076	MYR	42,000,000	Deutsche Bank AG	1/24/19	288,412	—
USD	6,966,761	MYR	28,400,000	JPMorgan Chase Bank, N.A.	1/24/19	188,178	—
COP	39,606,056,000	USD	12,693,435	Standard Chartered Bank	1/25/19	—	(430,509)
EUR	364,264	USD	430,371	JPMorgan Chase Bank, N.A.	1/25/19	—	(14,561)

39	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	9,736,000	USD	11,326,814	JPMorgan Chase Bank, N.A.	1/25/19	$—	$(213,106)
USD	30,362,818	CAD	39,727,389	HSBC Bank USA, N.A.	1/25/19	132,198	—
USD	40,167,376	EUR	33,997,508	JPMorgan Chase Bank, N.A.	1/25/19	1,358,997	—
USD	10,287,058	MYR	42,000,000	JPMorgan Chase Bank, N.A.	1/25/19	262,467	—
USD	10,475,324	MYR	42,600,000	Standard Chartered Bank	1/25/19	307,524	—
USD	10,478,528	MYR	42,700,000	Standard Chartered Bank	1/25/19	286,860	—
USD	5,408,881	NZD	8,246,000	Australia and New Zealand Banking Group Limited	1/25/19	22,771	—
USD	112,166	NZD	171,000	Australia and New Zealand Banking Group Limited	1/25/19	472	—
EUR	6,872,715	RON	33,336,104	BNP Paribas	1/28/19	—	(239,223)
EUR	9,759,405	RON	47,216,000	Deutsche Bank AG	1/28/19	—	(310,110)
RON	19,381,800	EUR	4,107,768	Deutsche Bank AG	1/28/19	11,281	—
TRY	65,656,459	USD	15,752,509	Deutsche Bank AG	1/28/19	—	(4,607,238)
TRY	65,656,000	USD	15,748,621	Standard Chartered Bank	1/28/19	—	(4,603,427)
USD	5,953,677	HUF	1,673,058,233	Goldman Sachs International	1/28/19	74,184	—
USD	3,978,102	KZT	1,362,500,000	Deutsche Bank AG	1/28/19	362,692	—
USD	1,482,365	KZT	507,710,000	Deutsche Bank AG	1/28/19	135,150	—
USD	8,236,217	KZT	3,117,820,000	Deutsche Bank AG	1/28/19	—	(36,955)
USD	5,042,351	KZT	1,887,100,000	Standard Chartered Bank	1/28/19	34,909	—
USD	15,744,954	TRY	65,656,459	Deutsche Bank AG	1/28/19	4,599,683	—
USD	15,763,746	TRY	65,656,000	Standard Chartered Bank	1/28/19	4,618,552	—
AUD	1,377,510	USD	978,623	Standard Chartered Bank	1/29/19	—	(2,083)
COP	3,304,465,000	USD	1,044,874	Goldman Sachs International	1/29/19	—	(21,859)
NOK	141,528,000	EUR	14,856,224	Bank of America, N.A.	1/29/19	—	(105,490)
NZD	4,156,303	USD	2,724,211	JPMorgan Chase Bank, N.A.	1/29/19	—	(9,268)
SEK	219,131,000	EUR	21,148,877	Goldman Sachs International	1/29/19	1,480	—
USD	11,174,903	NZD	17,092,000	HSBC Bank USA, N.A.	1/29/19	10,220	—
USD	102,648	NZD	157,000	HSBC Bank USA, N.A.	1/29/19	94	—
USD	2,724,347	NZD	4,156,510	JPMorgan Chase Bank, N.A.	1/29/19	9,269	—
USD	10,782,883	RUB	713,347,000	Standard Chartered Bank	1/29/19	57,831	—
USD	6,478,303	KRW	7,360,000,000	Goldman Sachs International	1/30/19	10,848	—
USD	27,915,525	KRW	30,963,900,000	JPMorgan Chase Bank, N.A.	1/30/19	706,607	—
EUR	5,654,400	USD	6,505,218	Standard Chartered Bank	1/31/19	—	(47,346)
EUR	12,704,000	USD	14,564,882	Standard Chartered Bank	1/31/19	—	(55,686)
NOK	114,722,000	EUR	11,992,404	HSBC Bank USA, N.A.	1/31/19	—	(29,626)
USD	60,759,934	EUR	52,935,994	Standard Chartered Bank	1/31/19	301,913	—
USD	20,905,578	EUR	18,055,203	Standard Chartered Bank	1/31/19	284,791	—
EUR	2,174,904	RON	10,500,000	BNP Paribas	2/1/19	—	(62,638)
EUR	10,942,579	RON	52,921,594	BNP Paribas	2/1/19	—	(337,712)
EUR	23,011,113	RON	111,299,000	Citibank, N.A.	2/1/19	—	(712,684)
EUR	4,687,816	RON	22,682,000	Deutsche Bank AG	2/1/19	—	(147,178)
EUR	4,371,400	USD	5,029,536	Standard Chartered Bank	2/1/19	—	(36,545)
EUR	2,760,000	USD	3,275,124	Standard Chartered Bank	2/1/19	—	(122,665)
USD	16,571,190	CAD	21,721,384	HSBC Bank USA, N.A.	2/1/19	40,331	—

40	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	29,931,527	EUR	25,320,210	Standard Chartered Bank	2/1/19	$1,010,908	$—
USD	14,274,175	EUR	12,075,064	Standard Chartered Bank	2/1/19	482,096	—
USD	20,545,584	NZD	31,226,000	HSBC Bank USA, N.A.	2/1/19	147,654	—
USD	9,960,259	NZD	15,138,000	HSBC Bank USA, N.A.	2/1/19	71,581	—
AUD	9,650,000	USD	6,842,815	Australia and New Zealand Banking Group Limited	2/4/19	—	(1,157)
USD	6,439,638	NZD	9,854,000	Australia and New Zealand Banking Group Limited	2/4/19	2,416	—
USD	3,121,140	NZD	4,776,000	Australia and New Zealand Banking Group Limited	2/4/19	1,171	—
USD	13,263,717	EUR	11,363,900	UBS AG	2/7/19	277,109	—
USD	653,776	EUR	560,133	UBS AG	2/7/19	13,659	—
USD	510,346	EUR	437,247	UBS AG	2/7/19	10,662	—
USD	120,360	EUR	103,121	UBS AG	2/7/19	2,515	—
UGX	2,576,770,000	USD	629,248	Citibank, N.A.	2/11/19	43,432	—
EUR	808,310	RON	3,900,500	Deutsche Bank AG	2/14/19	—	(21,484)
EUR	1,346,600	RON	6,496,000	Deutsche Bank AG	2/14/19	—	(35,301)
EUR	1,078,112	RON	5,202,000	Standard Chartered Bank	2/14/19	—	(28,550)
OMR	3,857,700	USD	10,000,000	BNP Paribas	2/14/19	5,363	—
OMR	3,662,300	USD	9,496,927	BNP Paribas	2/14/19	1,645	—
UGX	3,610,435,000	USD	929,806	Standard Chartered Bank	2/14/19	12,168	—
USD	26,867,859	EUR	22,943,000	Deutsche Bank AG	2/14/19	632,393	—
USD	25,386,390	EUR	21,779,675	Deutsche Bank AG	2/14/19	481,193	—
USD	23,619,071	OMR	9,685,000	BNP Paribas	2/14/19	—	(1,500,027)
UGX	3,647,801,000	USD	931,750	Standard Chartered Bank	2/15/19	19,787	—
EUR	8,366,162	RON	40,350,000	JPMorgan Chase Bank, N.A.	2/19/19	—	(211,895)
EUR	10,788,808	RON	52,056,000	BNP Paribas	2/20/19	—	(277,095)
EUR	7,548,995	RON	36,439,000	Deutsche Bank AG	2/20/19	—	(197,545)
EUR	6,589,000	USD	7,724,746	Goldman Sachs International	2/21/19	—	(185,490)
USD	79,675,833	EUR	67,961,338	Goldman Sachs International	2/21/19	1,913,207	—
USD	43,182,830	EUR	36,833,790	Goldman Sachs International	2/21/19	1,036,923	—
USD	6,133,508	EUR	5,231,717	Goldman Sachs International	2/21/19	147,280	—
USD	56,260	EUR	47,989	Goldman Sachs International	2/21/19	1,351	—
EUR	7,553,599	RON	36,465,000	Citibank, N.A.	2/22/19	—	(196,632)
EUR	2,722,112	RON	13,043,000	Deutsche Bank AG	2/22/19	—	(47,103)
EUR	6,741,795	RON	32,559,500	Deutsche Bank AG	2/22/19	—	(178,768)
UGX	3,654,323,000	USD	931,750	Standard Chartered Bank	2/28/19	19,081	—
USD	94,651,339	EUR	80,409,935	JPMorgan Chase Bank, N.A.	2/28/19	2,587,451	—
USD	31,577,493	EUR	26,408,438	Standard Chartered Bank	3/7/19	1,322,778	—
USD	4,304,646	EUR	3,600,000	Standard Chartered Bank	3/7/19	180,321	—
USD	25,006,174	OMR	10,125,000	Standard Chartered Bank	3/11/19	—	(1,243,351)
USD	24,996,914	OMR	10,125,000	Standard Chartered Bank	3/11/19	—	(1,252,611)
EGP	69,370,000	USD	3,626,242	HSBC Bank USA, N.A.	3/12/19	107,805	—
USD	152,304,239	EUR	129,747,616	Standard Chartered Bank	3/14/19	3,566,669	—
EGP	7,704,000	USD	407,403	Deutsche Bank AG	3/18/19	6,619	—

41	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	84,101,181	EUR	72,337,013	JPMorgan Chase Bank, N.A.	3/21/19	$1,125,090	$—
USD	6,851,747	EUR	5,893,317	JPMorgan Chase Bank, N.A.	3/21/19	91,661	—
EGP	51,853,000	USD	2,772,888	Bank of America, N.A.	3/25/19	8,523	—
EGP	51,826,000	USD	2,772,927	Bank of America, N.A.	3/25/19	7,035	—
USD	22,931,722	OMR	9,138,750	Standard Chartered Bank	3/27/19	—	(754,693)
USD	9,030,625	OMR	3,568,000	BNP Paribas	4/8/19	—	(215,335)
UGX	1,574,165,000	USD	400,857	Standard Chartered Bank	4/11/19	5,416	—
EGP	62,751,800	USD	3,304,466	HSBC Bank USA, N.A.	4/16/19	41,815	—
EGP	79,595,000	USD	4,191,417	Citibank, N.A.	4/17/19	51,908	—
EGP	26,265,000	USD	1,390,418	Citibank, N.A.	4/18/19	9,434	—
EGP	25,020,000	USD	1,325,282	Citibank, N.A.	4/22/19	6,795	—
EGP	17,959,200	USD	952,743	Citibank, N.A.	4/23/19	3,159	—
EGP	48,993,000	USD	2,600,478	Standard Chartered Bank	4/23/19	7,239	—
TWD	386,780,000	USD	13,360,276	Goldman Sachs International	4/24/19	—	(691,686)
USD	9,031,150	OMR	3,567,756	Standard Chartered Bank	4/24/19	—	(211,754)
USD	13,720,468	TWD	386,780,000	JPMorgan Chase Bank, N.A.	4/24/19	1,051,878	—
UGX	3,915,920,000	USD	997,356	Citibank, N.A.	4/25/19	10,577	—
TWD	302,000,000	USD	10,392,292	Citibank, N.A.	4/30/19	—	(495,571)
TWD	300,985,000	USD	10,359,146	Deutsche Bank AG	4/30/19	—	(495,687)
USD	9,469,166	TWD	274,085,000	Bank of America, N.A.	4/30/19	487,236	—
USD	11,360,967	TWD	328,900,000	Standard Chartered Bank	4/30/19	582,717	—
USD	1,423,819	GHS	7,532,000	JPMorgan Chase Bank, N.A.	5/22/19	—	(11,881)
USD	689,338	GHS	3,669,000	ICBC Standard Bank plc	5/23/19	—	(9,839)
USD	569,533	GHS	3,047,000	JPMorgan Chase Bank, N.A.	5/23/19	—	(11,114)
USD	1,378,605	GHS	7,410,000	ICBC Standard Bank plc	5/24/19	—	(33,101)
USD	1,723,277	GHS	9,254,000	ICBC Standard Bank plc	5/28/19	—	(37,893)
USD	17,101,391	OMR	6,858,000	Standard Chartered Bank	5/28/19	—	(650,801)
EGP	38,275,000	USD	1,972,938	Deutsche Bank AG	5/30/19	43,625	—
USD	280,917	GHS	1,531,000	JPMorgan Chase Bank, N.A.	5/31/19	—	(10,226)
USD	561,738	GHS	3,039,000	Standard Chartered Bank	6/3/19	—	(15,723)
USD	702,186	GHS	3,855,000	Standard Chartered Bank	6/4/19	—	(30,137)
USD	847,965	GHS	4,791,000	JPMorgan Chase Bank, N.A.	6/6/19	—	(61,693)
USD	847,965	GHS	4,791,000	JPMorgan Chase Bank, N.A.	6/6/19	—	(61,693)
USD	544,602	GHS	3,077,000	Standard Chartered Bank	6/6/19	—	(39,622)
USD	847,943	GHS	4,740,000	JPMorgan Chase Bank, N.A.	6/7/19	—	(51,797)
USD	1,413,417	GHS	7,901,000	JPMorgan Chase Bank, N.A.	6/10/19	—	(85,168)
EGP	9,793,000	USD	501,948	Deutsche Bank AG	6/17/19	11,441	—
USD	1,413,309	GHS	7,752,000	JPMorgan Chase Bank, N.A.	6/17/19	—	(54,341)
BHD	3,583,000	USD	9,477,332	BNP Paribas	6/19/19	—	(5,686)
USD	13,810,198	BHD	5,267,900	BNP Paribas	6/19/19	—	(115,474)
USD	827,355	GHS	4,567,000	Standard Chartered Bank	6/19/19	—	(36,844)
USD	6,706,021	BHD	2,556,000	Standard Chartered Bank	6/20/19	—	(50,647)
USD	827,355	GHS	4,567,000	Standard Chartered Bank	6/20/19	—	(36,620)
USD	13,412,844	BHD	5,117,000	Standard Chartered Bank	6/24/19	—	(112,855)
USD	565,319	GHS	3,146,000	JPMorgan Chase Bank, N.A.	6/24/19	—	(29,217)

42	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	565,381	GHS	3,152,000	JPMorgan Chase Bank, N.A.	6/24/19	$—	$(30,288)
USD	14,777,487	BHD	5,645,000	BNP Paribas	6/25/19	—	(143,632)
USD	3,701,348	BHD	1,414,100	Standard Chartered Bank	6/25/19	—	(36,465)
UGX	3,964,490,000	USD	997,356	Citibank, N.A.	6/26/19	9,566	—
USD	1,033,898	GHS	5,795,000	ICBC Standard Bank plc	6/27/19	—	(60,398)
CNH	60,846,000	USD	8,821,457	Deutsche Bank AG	6/28/19	—	(176,635)
CNH	9,200,000	USD	1,352,593	Standard Chartered Bank	6/28/19	—	(45,484)
CNH	133,310,000	USD	19,601,702	Standard Chartered Bank	6/28/19	—	(661,406)
CNH	247,075,000	USD	35,966,955	Standard Chartered Bank	6/28/19	—	(863,259)
CNY	92,772,000	USD	13,366,953	Standard Chartered Bank	6/28/19	—	(200,504)
USD	6,988,463	CNH	48,400,000	Citibank, N.A.	6/28/19	111,932	—
USD	15,655,577	CNH	104,000,000	Deutsche Bank AG	6/28/19	879,560	—
USD	11,790,497	CNH	81,885,000	Deutsche Bank AG	6/28/19	156,515	—
USD	5,829,756	CNH	40,396,125	Goldman Sachs International	6/28/19	90,392	—
USD	23,626,680	CNH	157,000,000	Standard Chartered Bank	6/28/19	1,320,578	—
USD	15,400,040	CNH	102,300,000	Standard Chartered Bank	6/28/19	865,554	—
USD	37,381,257	CNH	259,245,000	Standard Chartered Bank	6/28/19	548,483	—
USD	13,986,164	CNH	97,168,875	Standard Chartered Bank	6/28/19	180,693	—
OMR	4,559,000	USD	11,783,407	BNP Paribas	7/3/19	6,393	—
USD	20,224,994	OMR	8,270,000	BNP Paribas	7/3/19	—	(1,161,635)
USD	20,000,000	OMR	8,146,000	Standard Chartered Bank	7/3/19	—	(1,065,958)
USD	1,405,810	GHS	7,985,000	JPMorgan Chase Bank, N.A.	7/9/19	—	(97,358)
USD	1,405,714	GHS	7,872,000	JPMorgan Chase Bank, N.A.	7/12/19	—	(75,033)
USD	9,008,679	OMR	3,685,000	BNP Paribas	7/15/19	—	(517,861)
AED	48,351,000	USD	13,157,451	BNP Paribas	7/17/19	—	(101)
AED	51,624,000	USD	14,048,111	Standard Chartered Bank	7/17/19	—	(108)
USD	13,060,778	AED	48,351,000	BNP Paribas	7/17/19	—	(96,572)
USD	13,940,752	AED	51,624,000	Standard Chartered Bank	7/17/19	—	(107,251)
USD	25,044,139	OMR	10,213,000	BNP Paribas	7/17/19	—	(1,357,313)
CNH	164,000,000	USD	23,756,754	Deutsche Bank AG	7/18/19	—	(468,340)
CNH	227,172,000	USD	32,909,170	Goldman Sachs International	7/18/19	—	(650,172)
CNH	168,000,000	USD	24,333,720	JPMorgan Chase Bank, N.A.	7/18/19	—	(477,295)
CNH	164,000,000	USD	23,766,511	Standard Chartered Bank	7/18/19	—	(478,097)
USD	24,217,366	CNH	164,000,000	Deutsche Bank AG	7/18/19	928,951	—
USD	24,093,892	CNH	163,000,000	Goldman Sachs International	7/18/19	947,481	—
USD	9,491,215	CNH	64,172,000	Goldman Sachs International	7/18/19	378,628	—
USD	24,844,721	CNH	168,000,000	JPMorgan Chase Bank, N.A.	7/18/19	988,296	—
USD	24,255,690	CNH	164,000,000	Standard Chartered Bank	7/18/19	967,276	—
OMR	12,921,000	USD	32,464,824	Standard Chartered Bank	8/14/19	912,313	—
USD	65,799,138	OMR	26,714,450	Standard Chartered Bank	8/14/19	—	(3,208,823)
OMR	10,079,000	USD	25,308,223	BNP Paribas	8/21/19	722,788	—
USD	11,828,938	OMR	4,799,000	BNP Paribas	8/21/19	—	(565,429)
USD	13,012,939	OMR	5,280,000	BNP Paribas	8/21/19	—	(623,706)
USD	26,840,474	CNH	185,988,381	Citibank, N.A.	8/27/19	455,484	—
USD	27,722,029	CNH	192,000,000	Standard Chartered Bank	8/27/19	484,209	—

43	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EGP	90,320,000	USD	4,532,999	HSBC Bank USA, N.A.	9/4/19	$101,239	$—
EGP	3,920,000	USD	195,219	Deutsche Bank AG	9/9/19	5,644	—
USD	10,595,440	BHD	4,066,000	Credit Agricole Corporate and Investment Bank	9/18/19	—	(141,291)
USD	10,583,368	BHD	4,067,400	Credit Agricole Corporate and Investment Bank	9/18/19	—	(157,060)
USD	5,966,146	BHD	2,291,000	Bank of America, N.A.	9/19/19	—	(83,447)
USD	10,161,458	BHD	3,902,000	Bank of America, N.A.	9/19/19	—	(142,125)
USD	7,935,673	BHD	3,053,250	Credit Agricole Corporate and Investment Bank	9/23/19	—	(126,438)
USD	9,650,377	BHD	3,712,500	Standard Chartered Bank	9/25/19	—	(152,319)
XOF	1,077,245,994	EUR	1,578,845	Societe Generale	9/30/19	—	(55,015)
USD	5,792,247	BHD	2,226,250	Standard Chartered Bank	10/3/19	—	(85,674)
XOF	636,110,000	EUR	932,508	ICBC Standard Bank plc	10/4/19	—	(33,662)
BHD	1,016,000	USD	2,681,446	Standard Chartered Bank	10/7/19	987	—
BHD	1,016,000	USD	2,682,154	Standard Chartered Bank	10/7/19	279	—
BHD	1,218,000	USD	3,217,116	Standard Chartered Bank	10/7/19	—	(1,364)
BHD	1,040,000	USD	2,748,051	Standard Chartered Bank	10/7/19	—	(2,254)
USD	3,800,728	BHD	1,461,000	Standard Chartered Bank	10/7/19	—	(56,589)
USD	9,089,370	BHD	3,490,500	Standard Chartered Bank	10/7/19	—	(126,212)
USD	9,652,010	BHD	3,709,750	Standard Chartered Bank	10/7/19	—	(142,435)
USD	3,853,151	BHD	1,482,500	Bank of America, N.A.	10/15/19	—	(60,666)
AED	31,914,000	USD	8,681,247	Standard Chartered Bank	10/16/19	220	—
USD	11,710,491	AED	43,200,000	Standard Chartered Bank	10/16/19	—	(41,072)
USD	10,582,236	BHD	4,067,600	Credit Agricole Corporate and Investment Bank	10/16/19	—	(156,186)
USD	2,769,990	BHD	1,067,000	Bank of America, N.A.	10/31/19	—	(46,523)
USD	3,836,968	BHD	1,478,000	Bank of America, N.A.	11/4/19	—	(64,312)
TRY	56,075,000	USD	12,210,125	Goldman Sachs International	2/3/20	—	(4,396,099)
TRY	75,000,000	USD	16,383,058	Goldman Sachs International	2/3/20	—	(5,931,841)
TRY	105,714,000	USD	23,012,321	Goldman Sachs International	2/3/20	—	(8,281,122)
TRY	22,380,694	USD	4,837,709	JPMorgan Chase Bank, N.A.	2/3/20	—	(1,718,969)
TRY	24,435,900	USD	5,260,689	JPMorgan Chase Bank, N.A.	2/3/20	—	(1,855,557)
USD	35,157,716	AED	129,626,500	Standard Chartered Bank	2/3/20	—	(89,983)
USD	47,022,367	TRY	238,615,000	Goldman Sachs International	2/3/20	13,771,472	—
USD	9,296,901	TRY	46,954,000	JPMorgan Chase Bank, N.A.	2/3/20	2,753,882	—
TRY	65,656,459	USD	14,248,363	Deutsche Bank AG	2/10/20	—	(5,129,597)
TRY	56,075,000	USD	12,196,846	Standard Chartered Bank	2/10/20	—	(4,408,810)
TRY	65,656,000	USD	14,263,741	Standard Chartered Bank	2/10/20	—	(5,145,038)
USD	46,457,938	AED	171,309,000	Standard Chartered Bank	2/10/20	—	(122,802)
USD	61,108,343	AED	225,318,683	Standard Chartered Bank	2/10/20	—	(158,204)
USD	13,012,119	TRY	66,030,000	Deutsche Bank AG	2/10/20	3,841,473	—
USD	24,106,664	TRY	122,269,000	Standard Chartered Bank	2/10/20	7,125,204	—
TRY	80,401,306	USD	17,459,567	Goldman Sachs International	2/14/20	—	(6,314,130)
TRY	83,851,541	USD	18,214,737	Standard Chartered Bank	2/14/20	—	(6,591,019)

44	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	16,049,767	TRY	80,401,306	Goldman Sachs International	2/14/20	$4,904,330	$—
USD	16,600,142	TRY	84,595,000	Standard Chartered Bank	2/14/20	4,873,364	—
USD	7,349,695	BHD	2,830,000	Bank of America, N.A.	2/18/20	—	(104,237)
USD	3,505,583	BHD	1,350,000	Credit Agricole Corporate and Investment Bank	3/12/20	—	(48,524)
USD	4,750,977	OMR	1,884,000	Standard Chartered Bank	3/12/20	—	(87,859)
USD	3,787,879	OMR	1,500,000	Credit Agricole Corporate and Investment Bank	4/6/20	—	(62,015)
USD	3,854,797	AED	14,203,000	Standard Chartered Bank	5/21/20	—	(5,766)
USD	4,904,943	OMR	1,935,000	Standard Chartered Bank	5/21/20	—	(55,203)
USD	4,940,466	OMR	1,946,000	Deutsche Bank AG	8/27/20	—	(34,316)

						$129,513,679	$(123,506,883)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures
TOPIX Index	82	Long	12/13/18	$11,886,138	$(130,907)

Interest Rate Futures
5-Year USD Deliverable Interest Rate Swap	150	Short	12/17/18	(14,710,547)	107,812
10-Year USD Deliverable Interest Rate Swap	1,468	Short	12/17/18	(143,428,187)	2,683,688
CME 90-Day Eurodollar	3,069	Long	12/17/18	746,150,625	(2,000,037)
CME 90-Day Eurodollar	3,069	Short	12/16/19	(742,659,638)	3,248,836
IFLL 3-Month EURIBOR	3,558	Short	6/17/19	(1,010,363,836)	(402,856)
IFLL 3-Month EURIBOR	8,937	Long	9/16/19	2,536,317,938	1,057,415
IFLL 3-Month EURIBOR	8,937	Short	9/14/20	(2,527,587,285)	(1,971,591)
Japan 10-Year Bond	75	Short	12/13/18	(100,121,859)	(222,670)
U.S. 2-Year Treasury Note	503	Short	12/31/18	(105,960,094)	251,500
U.S. 5-Year Treasury Note	898	Short	12/31/18	(100,919,766)	694,546

					$3,315,736

CME:  Chicago Mercantile Exchange

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

TOPIX Index:  Market capitalization-weighted stock index of all companies listed on the First Section of the Tokyo Stock Exchange.

45	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	13,634	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57% (pays upon termination)	8/15/32	$250,335
EUR	13,669	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59% (pays upon termination)	8/15/32	211,684
EUR	13,346	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	168,208
EUR	13,427	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64% (pays upon termination)	10/15/32	105,429
EUR	13,634	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77% (pays upon termination)	8/15/42	(398,819)
EUR	13,669	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78% (pays upon termination)	8/15/42	(387,158)
EUR	13,346	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	(305,592)
EUR	13,427	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85% (pays upon termination)	10/15/42	(111,683)
EUR	1,231	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90% (pays upon termination)	8/4/47	(15,215)
USD	3,927	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16% (pays upon termination)	8/4/47	174,093
USD	6,107	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	313,450
USD	6,072	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	292,475
USD	6,054	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	9/1/47	287,980
USD	5,275	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22% (pays upon termination)	10/5/47	167,983

							$753,170

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted
HICP	–	Harmonised Indices of Consumer Prices

46	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CAD	25,220	Pays	3-month Canadian Bankers Acceptances (pays quarterly)	2.51% (pays semi-annually)	2/5/23	$(170,256)	$—	$(170,256)
CAD	30,777	Pays	3-month Canadian Bankers Acceptances (pays quarterly)	2.46% (pays semi-annually)	2/6/23	(258,917)	—	(258,917)
CAD	12,000	Pays	3-month Canadian Bankers Acceptances (pays quarterly)	2.42% (pays semi-annually)	3/6/23	(124,360)	—	(124,360)
CAD	17,582	Pays	3-month Canadian Bankers Acceptances (pays quarterly)	2.39% (pays semi-annually)	3/14/23	(208,980)	—	(208,980)
CHF	56,738	Receives	6-month CHF-LIBOR (pays semi-annually)	(0.03)% (pays annually)	10/12/23	(332,907)	—	(332,907)
CHF	220,569	Receives	6-month CHF-LIBOR (pays semi-annually)	(0.05)% (pays annually)	10/12/23	(1,472,695)	—	(1,472,695)
CZK	1,946,120	Pays	6-month CZK PRIBOR (pays semi-annually)	2.03% (pays annually)	7/27/22	(1,306,000)	—	(1,306,000)
CZK	1,732,850	Pays	6-month CZK PRIBOR (pays semi-annually)	2.06% (pays annually)	7/30/22	(1,080,765)	—	(1,080,765)
CZK	1,728,656	Pays	6-month CZK PRIBOR (pays semi-annually)	2.07% (pays annually)	7/31/22	(1,046,298)	—	(1,046,298)
CZK	466,740	Pays	6-month CZK PRIBOR (pays semi-annually)	2.11% (pays annually)	8/3/22	(255,592)	—	(255,592)
CZK	571,790	Pays	6-month CZK PRIBOR (pays semi-annually)	2.08% (pays annually)	8/6/22	(342,039)	—	(342,039)
CZK	432,967	Pays	6-month CZK PRIBOR (pays semi-annually)	2.06% (pays annually)	8/16/22	(297,147)	—	(297,147)
CZK	800,290	Pays	6-month CZK PRIBOR (pays semi-annually)	2.11% (pays annually)	8/17/22	(489,857)	—	(489,857)
CZK	800,290	Pays	6-month CZK PRIBOR (pays semi-annually)	2.11% (pays annually)	8/17/22	(489,857)	—	(489,857)
CZK	838,000	Pays	6-month CZK PRIBOR (pays semi-annually)	2.10% (pays annually)	8/18/22	(522,742)	—	(522,742)
CZK	279,334	Pays	6-month CZK PRIBOR (pays semi-annually)	2.13% (pays annually)	8/21/22	(161,709)	—	(161,709)
CZK	851,968	Pays	6-month CZK PRIBOR (pays semi-annually)	2.12% (pays annually)	8/21/22	(511,090)	—	(511,090)
CZK	203,582	Pays	6-month CZK PRIBOR (pays semi-annually)	2.17% (pays annually)	8/23/22	(104,598)	—	(104,598)
CZK	1,066,269	Pays	6-month CZK PRIBOR (pays semi-annually)	2.20% (pays annually)	8/23/22	(489,672)	—	(489,672)
CZK	612,740	Pays	6-month CZK PRIBOR (pays semi-annually)	2.15% (pays annually)	8/6/23	(441,753)	—	(441,753)
CZK	1,222,026	Pays	6-month CZK PRIBOR (pays semi-annually)	2.20% (pays annually)	8/7/23	(791,260)	—	(791,260)
CZK	63,267	Pays	6-month CZK PRIBOR (pays semi-annually)	2.18% (pays annually)	8/8/23	(44,153)	—	(44,153)

47	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CZK	508,880	Pays	6-month CZK PRIBOR (pays semi-annually)	2.18% (pays annually)	8/8/23	$(352,025)	$—	$(352,025)
CZK	316,330	Pays	6-month CZK PRIBOR (pays semi-annually)	2.17% (pays annually)	8/10/23	(228,224)	—	(228,224)
CZK	258,183	Pays	6-month CZK PRIBOR (pays semi-annually)	2.16% (pays annually)	8/13/23	(191,253)	—	(191,253)
CZK	297,630	Pays	6-month CZK PRIBOR (pays semi-annually)	2.17% (pays annually)	8/13/23	(216,468)	—	(216,468)
CZK	826,440	Receives	6-month CZK PRIBOR (pays semi-annually)	2.12% (pays annually)	7/27/28	1,262,430	—	1,262,430
CZK	677,140	Receives	6-month CZK PRIBOR (pays semi-annually)	2.15% (pays annually)	7/30/28	960,659	—	960,659
CZK	677,020	Receives	6-month CZK PRIBOR (pays semi-annually)	2.16% (pays annually)	7/31/28	947,755	—	947,755
CZK	182,800	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/3/28	203,434	—	203,434
CZK	225,230	Receives	6-month CZK PRIBOR (pays semi-annually)	2.21% (pays annually)	8/6/28	272,106	—	272,106
CZK	322,520	Receives	6-month CZK PRIBOR (pays semi-annually)	2.20% (pays annually)	8/6/28	402,306	—	402,306
CZK	639,710	Receives	6-month CZK PRIBOR (pays semi-annually)	2.25% (pays annually)	8/7/28	699,062	—	699,062
CZK	263,060	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/8/28	311,168	—	311,168
CZK	32,710	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/9/28	38,664	—	38,664
CZK	163,560	Receives	6-month CZK PRIBOR (pays semi-annually)	2.22% (pays annually)	8/10/28	197,216	—	197,216
CZK	152,380	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/13/28	181,268	—	181,268
CZK	173,175	Receives	6-month CZK PRIBOR (pays semi-annually)	2.19% (pays annually)	8/16/28	233,340	—	233,340
CZK	363,110	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/17/28	426,202	—	426,202
CZK	363,110	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/17/28	426,202	—	426,202
CZK	343,560	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/20/28	404,200	—	404,200
CZK	346,346	Receives	6-month CZK PRIBOR (pays semi-annually)	2.24% (pays annually)	8/21/28	394,303	—	394,303
CZK	487,399	Receives	6-month CZK PRIBOR (pays semi-annually)	2.32% (pays annually)	8/23/28	404,258	—	404,258
EUR	180,382	Receives	3-month EURIBOR (pays quarterly)	(0.09)% (pays annually)	3/25/20	(308,244)	—	(308,244)
EUR	180,382	Receives	3-month EURIBOR (pays quarterly)	(0.09)% (pays annually)	3/25/20	(311,317)	—	(311,317)
EUR	58,367	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	3/26/20	(87,099)	—	(87,099)

48	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	58,367	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	3/27/20	$(84,403)	$—	$(84,403)
EUR	58,368	Receives	3-month EURIBOR (pays quarterly)	(0.10)% (pays annually)	3/27/20	(88,714)	—	(88,714)
EUR	114,975	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	3/29/20	(160,209)	—	(160,209)
EUR	173,929	Receives	3-month EURIBOR (pays quarterly)	(0.12)% (pays annually)	4/3/20	(223,891)	—	(223,891)
EUR	59,541	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	4/5/20	(82,297)	—	(82,297)
EUR	59,541	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	4/6/20	(81,199)	—	(81,199)
EUR	354,268	Receives	3-month EURIBOR (pays quarterly)	(0.09)% (pays annually)	4/15/20	(546,892)	—	(546,892)
EUR	100,592	Receives	6-month EURIBOR (pays semi-annually)	0.25% (pays annually)	9/20/22	(374,819)	(285,240)	(660,059)
EUR	12,550	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(556,826)	376,062	(180,764)
EUR	650	Receives	6-month EURIBOR (pays semi-annually)	0.45% (pays annually)	5/16/23	(8,121)	(44)	(8,165)
EUR	9,529	Receives	6-month EURIBOR (pays semi-annually)	0.43% (pays annually)	5/22/23	(106,140)	47,877	(58,263)
EUR	88,500	Receives	6-month EURIBOR (pays semi-annually)	0.40% (pays annually)	10/4/23	(329,671)	98,756	(230,915)
EUR	871	Receives	6-month EURIBOR (pays semi-annually)	0.95% (pays annually)	4/12/28	(9,553)	—	(9,553)
EUR	1,595	Receives	6-month EURIBOR (pays semi-annually)	1.47% (pays annually)	4/5/48	(1,449)	—	(1,449)
EUR	4,466	Receives	6-month EURIBOR (pays semi-annually)	1.36% (pays annually)	4/5/48	137,691	(158,777)	(21,086)
EUR	4,008	Receives	6-month EURIBOR (pays semi-annually)	1.60% (pays annually)	5/18/48	(143,020)	15,588	(127,432)
EUR	400	Receives	6-month EURIBOR (pays semi-annually)	1.59% (pays annually)	5/24/48	(13,170)	—	(13,170)
EUR	4,778	Receives	6-month EURIBOR (pays semi-annually)	1.54% (pays annually)	5/29/48	(85,746)	—	(85,746)
EUR	950	Receives	6-month EURIBOR (pays semi-annually)	1.46% (pays annually)	5/31/48	4,639	(838)	3,801
EUR	945	Receives	6-month EURIBOR (pays semi-annually)	1.50% (pays annually)	6/4/48	(5,870)	—	(5,870)
HUF	2,635,868	Receives	6-month HUF BUBOR (pays semi-annually)	1.27% (pays annually)	12/13/21	33,320	—	33,320
HUF	6,569,260	Receives	6-month HUF BUBOR (pays semi-annually)	1.46% (pays annually)	1/12/22	(5,204)	—	(5,204)
HUF	6,043,740	Receives	6-month HUF BUBOR (pays semi-annually)	1.44% (pays annually)	1/13/22	7,680	—	7,680
HUF	3,930,924	Receives	6-month HUF BUBOR (pays semi-annually)	1.25% (pays annually)	2/6/23	386,890	—	386,890

49	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

HUF	3,816,789	Receives	6-month HUF BUBOR (pays semi-annually)	1.27% (pays annually)	2/7/23	$368,673	$—	$368,673
HUF	4,931,197	Receives	6-month HUF BUBOR (pays semi-annually)	1.32% (pays annually)	2/9/23	437,230	—	437,230
HUF	4,258,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.19% (pays annually)	3/12/23	510,525	—	510,525
HUF	2,129,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.15% (pays annually)	3/13/23	272,083	—	272,083
HUF	2,732,961	Receives	6-month HUF BUBOR (pays semi-annually)	1.82% (pays annually)	6/15/23	122,616	—	122,616
HUF	558,039	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	6/18/23	19,758	—	19,758
HUF	3,485,900	Receives	6-month HUF BUBOR (pays semi-annually)	1.92% (pays annually)	7/28/26	790,274	—	790,274
HUF	2,453,200	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	8/1/26	546,399	—	546,399
HUF	940,022	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	9/21/26	227,402	—	227,402
HUF	964,125	Receives	6-month HUF BUBOR (pays semi-annually)	1.93% (pays annually)	9/21/26	234,448	—	234,448
HUF	2,378,174	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	9/21/26	603,496	—	603,496
HUF	957,698	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	10/13/26	189,023	—	189,023
HUF	2,436,021	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	10/19/26	515,664	—	515,664
HUF	2,523,435	Receives	6-month HUF BUBOR (pays semi-annually)	2.04% (pays annually)	10/20/26	567,081	—	567,081
HUF	1,218,150	Receives	6-month HUF BUBOR (pays semi-annually)	2.08% (pays annually)	10/28/26	265,873	—	265,873
HUF	3,015,613	Receives	6-month HUF BUBOR (pays semi-annually)	2.06% (pays annually)	10/28/26	668,927	—	668,927
HUF	1,825,240	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	11/2/26	255,112	—	255,112
HUF	1,222,117	Receives	6-month HUF BUBOR (pays semi-annually)	2.18% (pays annually)	11/3/26	138,273	—	138,273
HUF	1,198,308	Receives	6-month HUF BUBOR (pays semi-annually)	2.15% (pays annually)	11/7/26	147,396	—	147,396
HUF	1,190,373	Receives	6-month HUF BUBOR (pays semi-annually)	2.12% (pays annually)	11/8/26	157,180	—	157,180
HUF	3,277,496	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	11/10/26	413,272	—	413,272
HUF	695,350	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	2/7/28	168,167	—	168,167
HUF	1,030,149	Receives	6-month HUF BUBOR (pays semi-annually)	2.18% (pays annually)	2/7/28	220,247	—	220,247
HUF	2,083,417	Receives	6-month HUF BUBOR (pays semi-annually)	2.12% (pays annually)	2/7/28	490,202	—	490,202

50	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

HUF	1,050,752	Receives	6-month HUF BUBOR (pays semi-annually)	2.20% (pays annually)	2/8/28	$220,129	$—	$220,129
HUF	2,013,812	Receives	6-month HUF BUBOR (pays semi-annually)	2.23% (pays annually)	2/9/28	400,631	—	400,631
HUF	1,164,203	Receives	6-month HUF BUBOR (pays semi-annually)	2.82% (pays annually)	6/15/28	80,130	—	80,130
HUF	2,735,497	Receives	6-month HUF BUBOR (pays semi-annually)	2.97% (pays annually)	6/18/28	62,821	—	62,821
JPY	1,425,700	Receives	6-month JPY-LIBOR (pays semi-annually)	0.86% (pays semi-annually)	6/19/47	242,745	—	242,745
JPY	1,425,900	Receives	6-month JPY-LIBOR (pays semi-annually)	0.85% (pays semi-annually)	6/19/47	252,752	—	252,752
JPY	1,814,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.89% (pays semi-annually)	9/18/47	224,440	—	224,440
JPY	2,055,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.92% (pays semi-annually)	9/18/47	84,217	—	84,217
JPY	1,402,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.95% (pays semi-annually)	12/18/47	(56,372)	—	(56,372)
JPY	3,122,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.95% (pays semi-annually)	12/18/47	(73,912)	—	(73,912)
NZD	32,240	Receives	3-month NZD Bank Bill (pays quarterly)	2.76% (pays semi-annually)	2/9/23	(470,077)	—	(470,077)
NZD	44,340	Receives	3-month NZD Bank Bill (pays quarterly)	2.75% (pays semi-annually)	2/9/23	(643,392)	—	(643,392)
NZD	35,500	Receives	3-month NZD Bank Bill (pays quarterly)	2.73% (pays semi-annually)	2/20/23	(493,517)	—	(493,517)
NZD	35,680	Receives	3-month NZD Bank Bill (pays quarterly)	2.74% (pays semi-annually)	2/22/23	(499,143)	—	(499,143)
NZD	30,800	Receives	3-month NZD Bank Bill (pays quarterly)	3.40% (pays semi-annually)	4/28/27	(1,040,584)	—	(1,040,584)
NZD	22,435	Receives	3-month NZD Bank Bill (pays quarterly)	3.40% (pays semi-annually)	5/8/27	(929,704)	—	(929,704)
NZD	23,592	Receives	3-month NZD Bank Bill (pays quarterly)	3.41% (pays semi-annually)	5/8/27	(990,195)	—	(990,195)
NZD	21,377	Receives	3-month NZD Bank Bill (pays quarterly)	3.31% (pays semi-annually)	5/18/27	(782,785)	—	(782,785)
NZD	95,900	Receives	3-month NZD Bank Bill (pays quarterly)	3.17% (pays semi-annually)	6/26/27	(2,676,659)	—	(2,676,659)
NZD	39,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(948,740)	—	(948,740)
NZD	39,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(954,143)	—	(954,143)
NZD	58,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.15% (pays semi-annually)	1/11/28	(1,480,313)	—	(1,480,313)
NZD	37,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.20% (pays semi-annually)	1/12/28	(1,047,988)	—	(1,047,988)
PLN	38,447	Pays	6-month PLN WIBOR (pays semi-annually)	2.41% (pays annually)	12/13/21	213,187	—	213,187

51	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	95,706	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	1/12/22	$550,863	$—	$550,863
PLN	98,984	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	1/13/22	548,852	—	548,852
PLN	56,176	Pays	6-month PLN WIBOR (pays semi-annually)	2.73% (pays annually)	2/6/23	435,324	—	435,324
PLN	55,640	Pays	6-month PLN WIBOR (pays semi-annually)	2.69% (pays annually)	2/7/23	398,657	—	398,657
PLN	68,374	Pays	6-month PLN WIBOR (pays semi-annually)	2.63% (pays annually)	2/9/23	435,535	—	435,535
PLN	60,280	Pays	6-month PLN WIBOR (pays semi-annually)	2.45% (pays annually)	3/12/23	231,800	—	231,800
PLN	20,260	Pays	6-month PLN WIBOR (pays semi-annually)	2.51% (pays annually)	6/15/23	25,188	—	25,188
PLN	8,210	Pays	6-month PLN WIBOR (pays semi-annually)	2.53% (pays annually)	6/18/23	11,828	—	11,828
PLN	49,240	Pays	6-month PLN WIBOR (pays semi-annually)	2.23% (pays annually)	7/28/26	(460,811)	—	(460,811)
PLN	35,503	Pays	6-month PLN WIBOR (pays semi-annually)	2.22% (pays annually)	8/1/26	(337,669)	—	(337,669)
PLN	12,853	Pays	6-month PLN WIBOR (pays semi-annually)	2.28% (pays annually)	9/21/26	(114,808)	—	(114,808)
PLN	47,555	Pays	6-month PLN WIBOR (pays semi-annually)	2.30% (pays annually)	9/21/26	(406,973)	—	(406,973)
PLN	13,591	Pays	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/13/26	(71,271)	—	(71,271)
PLN	13,817	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/19/26	(78,363)	—	(78,363)
PLN	20,724	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/19/26	(121,406)	—	(121,406)
PLN	15,166	Pays	6-month PLN WIBOR (pays semi-annually)	2.43% (pays annually)	10/20/26	(97,635)	—	(97,635)
PLN	20,727	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/20/26	(128,408)	—	(128,408)
PLN	17,423	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/28/26	(100,663)	—	(100,663)
PLN	43,554	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/28/26	(259,759)	—	(259,759)
PLN	26,131	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	10/31/26	(136,921)	—	(136,921)
PLN	17,422	Pays	6-month PLN WIBOR (pays semi-annually)	2.56% (pays annually)	11/2/26	10,662	—	10,662
PLN	17,423	Pays	6-month PLN WIBOR (pays semi-annually)	2.54% (pays annually)	11/7/26	2,233	—	2,233
PLN	17,421	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	11/8/26	(12,920)	—	(12,920)
PLN	48,146	Pays	6-month PLN WIBOR (pays semi-annually)	2.52% (pays annually)	11/10/26	(20,663)	—	(20,663)

52	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	9,965	Pays	6-month PLN WIBOR (pays semi-annually)	3.14% (pays annually)	2/7/28	$108,607	$(38,824)	$69,783
PLN	15,012	Pays	6-month PLN WIBOR (pays semi-annually)	3.12% (pays annually)	2/7/28	156,715	—	156,715
PLN	30,357	Pays	6-month PLN WIBOR (pays semi-annually)	3.17% (pays annually)	2/7/28	352,686	—	352,686
PLN	15,012	Pays	6-month PLN WIBOR (pays semi-annually)	3.10% (pays annually)	2/8/28	149,383	—	149,383
PLN	28,914	Pays	6-month PLN WIBOR (pays semi-annually)	3.08% (pays annually)	2/9/28	273,890	—	273,890
PLN	25,846	Pays	6-month PLN WIBOR (pays semi-annually)	3.03% (pays annually)	6/15/28	108,202	—	108,202
PLN	6,154	Pays	6-month PLN WIBOR (pays semi-annually)	3.03% (pays annually)	6/18/28	25,511	—	25,511
SGD	35,500	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.42% (pays semi-annually)	10/19/23	91,508	—	91,508
SGD	35,500	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.42% (pays semi-annually)	10/19/23	88,488	—	88,488
SGD	37,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/22/23	117,847	—	117,847
SGD	71,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.45% (pays semi-annually)	10/22/23	235,802	—	235,802
SGD	19,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	55,450	—	55,450
SGD	19,190	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	56,004	—	56,004
SGD	28,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	81,716	—	81,716
USD	3,354	Receives	3-month USD-LIBOR (pays quarterly)	1.75% (pays semi-annually)	9/20/19	34,873	2,057	36,930
USD	2,100	Receives	3-month USD-LIBOR (pays quarterly)	2.30% (pays semi-annually)	1/30/20	5,182	—	5,182
USD	8,222	Pays	3-month USD-LIBOR (pays quarterly)	1.75% (pays semi-annually)	7/31/20	(145,433)	—	(145,433)
USD	20,736	Pays	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	8/12/20	(502,552)	—	(502,552)
USD	22,053	Pays	3-month USD-LIBOR (pays quarterly)	1.62% (pays semi-annually)	8/14/20	(584,743)	—	(584,743)
USD	23,643	Pays	3-month USD-LIBOR (pays quarterly)	1.69% (pays semi-annually)	8/17/20	(596,050)	—	(596,050)
USD	11,489	Pays	3-month USD-LIBOR (pays quarterly)	1.56% (pays semi-annually)	8/22/20	(319,239)	—	(319,239)

53	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	1,500	Pays	3-month USD-LIBOR (pays quarterly)	1.55% (pays semi-annually)	9/23/20	$(42,991)	$—	$(42,991)
USD	11,970	Pays	3-month USD-LIBOR (pays quarterly)	1.43% (pays semi-annually)	10/28/20	(379,950)	—	(379,950)
USD	11,970	Pays	3-month USD-LIBOR (pays quarterly)	1.42% (pays semi-annually)	10/28/20	(380,525)	—	(380,525)
USD	12,334	Pays	3-month USD-LIBOR (pays quarterly)	1.54% (pays semi-annually)	11/5/20	(347,383)	—	(347,383)
USD	11,935	Pays	3-month USD-LIBOR (pays quarterly)	1.56% (pays semi-annually)	11/9/20	(332,715)	—	(332,715)
USD	16,312	Pays	3-month USD-LIBOR (pays quarterly)	1.67% (pays semi-annually)	11/12/20	(410,345)	—	(410,345)
USD	8,910	Pays	3-month USD-LIBOR (pays quarterly)	1.11% (pays semi-annually)	2/23/21	(412,017)	—	(412,017)
USD	8,640	Pays	3-month USD-LIBOR (pays quarterly)	1.17% (pays semi-annually)	2/25/21	(388,049)	—	(388,049)
USD	25,617	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	9/15/22	1,200,315	—	1,200,315
USD	39,231	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	9/18/22	1,802,960	—	1,802,960
USD	475	Receives	3-month USD-LIBOR (pays quarterly)	2.73% (pays semi-annually)	4/5/23	7,517	(56)	7,461
USD	2,840	Receives	3-month USD-LIBOR (pays quarterly)	2.78% (pays semi-annually)	4/10/23	39,267	37	39,304
USD	208	Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	4/12/23	3,148	15	3,163
USD	1,751	Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	4/12/23	26,475	123	26,598
USD	3,370	Receives	3-month USD-LIBOR (pays quarterly)	2.99% (pays semi-annually)	6/22/23	(8,703)	7,838	(865)
USD	6,900	Receives	3-month USD-LIBOR (pays quarterly)	2.89% (pays semi-annually)	6/27/23	17,128	—	17,128
USD	3,770	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	9/27/23	164	106	270
USD	2,324	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	9/28/23	2,309	—	2,309
USD	2,271	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/2/23	3,605	—	3,605
USD	4,500	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/2/23	10,479	(538)	9,941
USD	1,155	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/3/23	1,827	—	1,827
USD	1,448	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/4/23	3,614	—	3,614
USD	1,742	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	10/5/23	(1,222)	—	(1,222)
USD	1,402	Receives	3-month USD-LIBOR (pays quarterly)	3.18% (pays semi-annually)	10/12/23	(4,201)	—	(4,201)

54	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	550	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	10/13/23	$(389)	$—	$(389)
USD	1,347	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/16/23	65	—	65
USD	1,347	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/18/23	(1,604)	—	(1,604)
USD	2,162	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/19/23	(2,690)	—	(2,690)
USD	1,246	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/23/23	(3,868)	—	(3,868)
USD	3,366	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/23/23	(10,141)	19,625	9,484
USD	2,245	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/25/23	(2,130)	—	(2,130)
USD	6,650	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	10/31/23	11,897	—	11,897
USD	5,210	Pays	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	4/12/26	(542,833)	—	(542,833)
USD	7,105	Pays	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	4/12/26	(740,511)	—	(740,511)
USD	10,016	Pays	3-month USD-LIBOR (pays quarterly)	1.68% (pays semi-annually)	5/6/26	(965,554)	—	(965,554)
USD	10,016	Pays	3-month USD-LIBOR (pays quarterly)	1.68% (pays semi-annually)	5/6/26	(968,412)	—	(968,412)
USD	2,531	Pays	3-month USD-LIBOR (pays quarterly)	1.72% (pays semi-annually)	5/20/26	(236,500)	—	(236,500)
USD	5,063	Pays	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	5/20/26	(498,535)	—	(498,535)
USD	59,336	Receives	3-month USD-LIBOR (pays quarterly)	2.18% (pays semi-annually)	9/19/27	4,645,858	—	4,645,858
USD	800	Receives	3-month USD-LIBOR (pays quarterly)	2.82% (pays semi-annually)	4/12/28	24,578	(483)	24,095
USD	900	Receives	3-month USD-LIBOR (pays quarterly)	2.80% (pays semi-annually)	4/13/28	29,184	(4)	29,180
USD	848	Receives	3-month USD-LIBOR (pays quarterly)	2.89% (pays semi-annually)	4/18/28	21,335	(257)	21,078
USD	6,300	Receives	3-month USD-LIBOR (pays quarterly)	3.02% (pays semi-annually)	5/10/28	38,618	(26,144)	12,474
USD	2,559	Receives	3-month USD-LIBOR (pays quarterly)	2.89% (pays semi-annually)	6/5/28	45,040	—	45,040
USD	3,191	Receives	3-month USD-LIBOR (pays quarterly)	2.94% (pays semi-annually)	6/5/28	43,481	—	43,481
USD	2,258	Receives	3-month USD-LIBOR (pays quarterly)	2.96% (pays semi-annually)	6/7/28	25,989	—	25,989
USD	600	Receives	3-month USD-LIBOR (pays quarterly)	2.94% (pays semi-annually)	6/27/28	8,344	—	8,344
USD	9,102	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	9/28/28	52,764	—	52,764

55	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	1,818	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/28	$13,464	$—	$13,464
USD	5,554	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/2/28	43,528	2,891	46,419
USD	1,781	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	10/3/28	10,269	—	10,269
USD	6,945	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/4/28	54,570	—	54,570
USD	2,108	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/5/28	2,820	—	2,820
USD	1,803	Receives	3-month USD-LIBOR (pays quarterly)	3.24% (pays semi-annually)	10/9/28	(5,271)	—	(5,271)
USD	969	Receives	3-month USD-LIBOR (pays quarterly)	3.27% (pays semi-annually)	10/12/28	(5,263)	—	(5,263)
USD	9,757	Receives	3-month USD-LIBOR (pays quarterly)	3.22% (pays semi-annually)	11/2/28	—	—	—
USD	1,629	Receives	3-month USD-LIBOR (pays quarterly)	2.99% (pays semi-annually)	7/3/38	41,934	—	41,934
USD	2,895	Receives	3-month USD-LIBOR (pays quarterly)	2.98% (pays semi-annually)	7/5/38	76,820	—	76,820
USD	2,895	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	7/5/38	71,460	—	71,460
USD	3,763	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	7/5/38	93,002	—	93,002
USD	4,052	Receives	3-month USD-LIBOR (pays quarterly)	2.98% (pays semi-annually)	7/6/38	107,003	—	107,003
USD	6,233	Receives	3-month USD-LIBOR (pays quarterly)	2.97% (pays semi-annually)	7/7/38	169,954	—	169,954
USD	0(1)	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	6/15/46	21	12	33
USD	8,500	Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	9/21/46	823,506	1,528,791	2,352,297
USD	8,500	Pays	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	9/21/46	(823,520)	(1,687,879)	(2,511,399)
USD	4,643	Receives	3-month USD-LIBOR (pays quarterly)	2.92% (pays semi-annually)	4/16/48	314,852	—	314,852
USD	4,900	Receives	3-month USD-LIBOR (pays quarterly)	2.91% (pays semi-annually)	4/17/48	344,055	—	344,055
USD	1,325	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/17/48	27,539	183	27,722
USD	3,102	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/18/48	66,919	427	67,346
USD	3,420	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/23/48	72,738	—	72,738
USD	1,344	Receives	3-month USD-LIBOR (pays quarterly)	3.02% (pays semi-annually)	5/29/48	54,561	—	54,561
USD	2,000	Receives	3-month USD-LIBOR (pays quarterly)	2.97% (pays semi-annually)	6/22/48	100,114	437	100,551

56	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	2,301	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	9/25/48	$59,626	$(3,440)	$56,186
USD	5,377	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	9/28/48	133,795	—	133,795
USD	6,084	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/1/48	175,329	—	175,329
USD	16,399	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/1/48	481,948	—	481,948
USD	6,723	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/48	202,560	—	202,560
USD	765	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/3/48	17,776	—	17,776
USD	1,384	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	10/4/48	38,531	—	38,531
USD	7,142	Receives	3-month USD-LIBOR (pays quarterly)	3.21% (pays semi-annually)	10/5/48	87,937	—	87,937
USD	6,208	Receives	3-month USD-LIBOR (pays quarterly)	3.26% (pays semi-annually)	10/9/48	17,722	—	17,722
USD	2,687	Receives	3-month USD-LIBOR (pays quarterly)	3.30% (pays semi-annually)	10/13/48	(11,248)	—	(11,248)

Total						$(5,846,566)	$(101,699)	$(5,948,265)

(1)	Notional amount is less than USD 500.

57	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	SAR	50,400	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.37% (pays annually)	4/11/26	$262,921
Bank of America, N.A.	SAR	18,196	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.43% (pays annually)	5/10/26	115,654
Bank of America, N.A.	SAR	30,566	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.57% (pays annually)	5/23/26	181,482
Citibank, N.A.	MYR	61,700	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	(40,193)
Citibank, N.A.	MYR	13,700	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	(6,652)
Goldman Sachs International	SAR	77,540	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.16% (pays annually)	8/3/20	445,784
Goldman Sachs International	SAR	77,052	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.35% (pays annually)	8/12/20	372,389
Goldman Sachs International	SAR	83,879	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.40% (pays annually)	8/17/20	386,367
Goldman Sachs International	SAR	66,550	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.41% (pays annually)	8/22/20	(40,429)
Goldman Sachs International	SAR	143,913	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.26% (pays annually)	9/17/20	794,369
Goldman Sachs International	SAR	41,938	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.65% (pays annually)	2/23/21	47,599
Goldman Sachs International	SAR	79,680	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.46% (pays annually)	5/9/26	453,568
JPMorgan Chase Bank, N.A.	MYR	35,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.92% (pays quarterly)	7/19/23	(7,539)
JPMorgan Chase Bank, N.A.	MYR	28,200	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	(13,693)
JPMorgan Chase Bank, N.A.	MYR	14,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	(7,513)
JPMorgan Chase Bank, N.A.	MYR	14,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	(7,513)
JPMorgan Chase Bank, N.A.	MYR	36,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.86% (pays quarterly)	9/4/23	(34,119)

58	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

JPMorgan Chase Bank, N.A.	MYR	29,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	9/5/23	$(18,221)
Standard Chartered Bank	MYR	34,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.93% (pays quarterly)	7/19/23	(3,649)
Standard Chartered Bank	MYR	14,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	(9,446)
Standard Chartered Bank	MYR	13,900	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	(9,873)
Standard Chartered Bank	MYR	14,700	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	(10,863)

Total							$2,850,430

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Depreciation

Turkey	$2,160	1.00% (pays quarterly)(1)	6/20/20	3.31%	$(75,499)	$44,124	$(31,375)

Total	$2,160				$(75,499)	$44,124	$(31,375)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Colombia	$86,270	1.00% (pays quarterly)(1)	12/20/23	$1,078,663	$(730,958)	$347,705
France	15,573	0.25% (pays quarterly)(1)	12/20/24	87,432	(17,405)	70,027
Malaysia	270,410	1.00% (pays quarterly)(1)	12/20/23	1,351,600	(1,250,990)	100,610
Markit CDX Emerging Markets Index (CDX.EM.30.V1)	28,620	1.00% (pays quarterly)(1)	12/20/23	1,332,373	(1,366,822)	(34,449)
Markit CDX Emerging Markets Index (CDX.EM.30.V1)	37,887	1.00% (pays quarterly)(1)	12/20/23	1,763,766	(1,704,395)	59,371
Mexico	161,253	1.00% (pays quarterly)(1)	12/20/23	3,160,935	(1,536,332)	1,624,603
Qatar	119,079	1.00% (pays quarterly)(1)	12/20/22	(2,209,583)	5,249	(2,204,334)

59	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection (continued)

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	$21,150	1.00% (pays quarterly)(1)	12/20/23	$(304,680)	$200,587	$(104,093)
Russia	132,392	1.00% (pays quarterly)(1)	12/20/23	2,687,080	(3,140,202)	(453,122)

Total				$8,947,586	$(9,541,268)	$(593,682)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Argentina	Goldman Sachs International	$52,194	5.00% (pays quarterly)(1)	12/20/23	6.12%	$(2,009,288)	$2,184,111	$174,823
Poland	Barclays Bank PLC	10,720	1.00% (pays quarterly)(1)	6/20/21	0.34	194,307	13,484	207,791
Poland	BNP Paribas	11,790	1.00% (pays quarterly)(1)	6/20/21	0.34	213,701	12,979	226,680
Turkey	Barclays Bank PLC	23,500	1.00% (pays quarterly)(1)	6/20/20	3.31	(821,403)	475,970	(345,433)
Turkey	BNP Paribas	10,000	1.00% (pays quarterly)(1)	6/20/20	3.31	(349,533)	179,564	(169,969)
Turkey	BNP Paribas	32,300	1.00% (pays quarterly)(1)	9/20/20	3.34	(1,312,425)	941,132	(371,293)
Turkey	Deutsche Bank AG	7,086	1.00% (pays quarterly)(1)	12/20/23	3.77	(833,075)	841,337	8,262
Turkey	Goldman Sachs International	10,000	1.00% (pays quarterly)(1)	6/20/20	3.31	(349,533)	192,681	(156,852)
Turkey	Goldman Sachs International	25,000	1.00% (pays quarterly)(1)	6/20/20	3.31	(873,833)	443,710	(430,123)
Turkey	JPMorgan Chase Bank, N.A.	2,710	1.00% (pays quarterly)(1)	6/20/20	3.31	(94,724)	55,758	(38,966)
Turkey	Nomura International PLC	6,900	1.00% (pays quarterly)(1)	6/20/20	3.31	(241,178)	126,150	(115,028)

Total		$192,200				$(6,476,984)	$5,466,876	$(1,010,108)

60	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Colombia	Goldman Sachs International	$73,700	1.00% (pays quarterly)(1)	12/20/28	$6,089,192	$(5,258,971)	$830,221
Croatia	Barclays Bank PLC	4,520	1.00% (pays quarterly)(1)	3/20/20	(50,559)	(90,189)	(140,748)
Croatia	Barclays Bank PLC	4,520	1.00% (pays quarterly)(1)	3/20/20	(50,559)	(90,295)	(140,854)
Croatia	Barclays Bank PLC	4,520	1.00% (pays quarterly)(1)	3/20/20	(50,559)	(92,806)	(143,365)
Croatia	Barclays Bank PLC	9,040	1.00% (pays quarterly)(1)	3/20/20	(101,118)	(180,220)	(281,338)
Croatia	BNP Paribas	1,500	1.00% (pays quarterly)(1)	3/20/20	(16,779)	(34,314)	(51,093)
Croatia	BNP Paribas	2,340	1.00% (pays quarterly)(1)	3/20/20	(26,174)	(47,942)	(74,116)
Croatia	BNP Paribas	2,760	1.00% (pays quarterly)(1)	3/20/20	(30,872)	(54,335)	(85,207)
Croatia	BNP Paribas	6,250	1.00% (pays quarterly)(1)	3/20/20	(69,910)	(142,776)	(212,686)
Croatia	Citibank, N.A.	1,660	1.00% (pays quarterly)(1)	3/20/20	(18,568)	(32,957)	(51,525)
Croatia	Citibank, N.A.	4,260	1.00% (pays quarterly)(1)	3/20/20	(47,651)	(88,401)	(136,052)
Croatia	Citibank, N.A.	10,000	1.00% (pays quarterly)(1)	3/20/20	(111,857)	(217,843)	(329,700)
Croatia	Citibank, N.A.	167	1.00% (pays quarterly)(1)	6/20/20	(2,079)	(3,943)	(6,022)
Croatia	Citibank, N.A.	1,000	1.00% (pays quarterly)(1)	6/20/20	(12,429)	(24,147)	(36,576)
Croatia	Goldman Sachs International	2,900	1.00% (pays quarterly)(1)	3/20/19	(12,797)	(15,962)	(28,759)
Croatia	Goldman Sachs International	2,210	1.00% (pays quarterly)(1)	3/20/20	(24,720)	(45,279)	(69,999)
Croatia	Goldman Sachs International	3,410	1.00% (pays quarterly)(1)	3/20/20	(38,143)	(69,935)	(108,078)
Croatia	Goldman Sachs International	1,700	1.00% (pays quarterly)(1)	6/20/20	(21,129)	(41,187)	(62,316)
Egypt	Citibank, N.A.	4,550	1.00% (pays quarterly)(1)	6/20/20	92,576	(82,467)	10,109
Egypt	Citibank, N.A.	50	1.00% (pays quarterly)(1)	6/20/20	1,017	(952)	65
Egypt	Deutsche Bank AG	5,100	1.00% (pays quarterly)(1)	6/20/20	103,766	(82,191)	21,575
Egypt	Deutsche Bank AG	4,600	1.00% (pays quarterly)(1)	6/20/20	93,593	(83,770)	9,823
Egypt	Deutsche Bank AG	4,550	1.00% (pays quarterly)(1)	6/20/20	92,576	(82,971)	9,605
France	Citibank, N.A.	48,583	0.25% (pays quarterly)(1)	12/20/28	1,085,798	(1,006,881)	78,917

61	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

France	Goldman Sachs International	$91,084	0.25% (pays quarterly)(1)	12/20/28	$2,035,667	$(1,851,547)	$184,120
Lebanon	Goldman Sachs International	7,552	5.00% (pays quarterly)(1)	12/20/18	(21,798)	11,442	(10,356)
Lebanon	Goldman Sachs International	6,999	5.00% (pays quarterly)(1)	12/20/18	(20,201)	9,808	(10,393)
Oman	Bank of America, N.A.	20,851	1.00% (pays quarterly)(1)	6/20/22	600,182	(756,962)	(156,780)
Oman	Bank of America, N.A.	16,680	1.00% (pays quarterly)(1)	12/20/22	651,076	(743,217)	(92,141)
Poland	Bank of America, N.A.	7,120	1.00% (pays quarterly)(1)	9/20/19	(58,645)	21,145	(37,500)
Poland	Barclays Bank PLC	4,360	1.00% (pays quarterly)(1)	9/20/19	(35,912)	13,696	(22,216)
Poland	Barclays Bank PLC	15,000	1.00% (pays quarterly)(1)	9/20/19	(123,550)	47,130	(76,420)
Qatar	Bank of America, N.A.	1,710	1.00% (pays quarterly)(1)	6/20/19	(11,238)	5,451	(5,787)
Qatar	Bank of America, N.A.	1,710	1.00% (pays quarterly)(1)	6/20/19	(11,238)	5,135	(6,103)
Qatar	Barclays Bank PLC	13,218	1.00% (pays quarterly)(1)	12/20/18	(30,952)	5,816	(25,136)
Qatar	Barclays Bank PLC	3,800	1.00% (pays quarterly)(1)	3/20/19	(16,878)	4,466	(12,412)
Qatar	BNP Paribas	1,713	1.00% (pays quarterly)(1)	6/20/19	(11,257)	3,859	(7,398)
Qatar	Citibank, N.A.	6,450	1.00% (pays quarterly)(1)	6/20/19	(42,387)	19,021	(23,366)
Qatar	Deutsche Bank AG	1,713	1.00% (pays quarterly)(1)	6/20/19	(11,257)	3,638	(7,619)
Qatar	Deutsche Bank AG	3,920	1.00% (pays quarterly)(1)	6/20/19	(25,761)	8,324	(17,437)
Qatar	Goldman Sachs International	2,200	1.00% (pays quarterly)(1)	3/20/19	(9,772)	2,994	(6,778)
Qatar	Goldman Sachs International	4,380	1.00% (pays quarterly)(1)	3/20/19	(19,455)	5,017	(14,438)
Qatar	Goldman Sachs International	10	1.00% (pays quarterly)(1)	12/20/20	(165)	(54)	(219)
Qatar	Goldman Sachs International	1,660	1.00% (pays quarterly)(1)	12/20/20	(27,310)	(16,750)	(44,060)
Qatar	Goldman Sachs International	9,740	1.00% (pays quarterly)(1)	12/20/20	(160,239)	(66,859)	(227,098)
Qatar	Goldman Sachs International	3,700	1.00% (pays quarterly)(1)	12/20/23	(53,301)	(6,493)	(59,794)
Qatar	Goldman Sachs International	3,090	1.00% (pays quarterly)(1)	9/20/24	(29,994)	1,557	(28,437)
Qatar	JPMorgan Chase Bank, N.A.	1,830	1.00% (pays quarterly)(1)	3/20/19	(8,128)	2,350	(5,778)

62	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	JPMorgan Chase Bank, N.A.	$1,630	1.00% (pays quarterly)(1)	6/20/19	$(10,712)	$5,203	$(5,509)
Qatar	JPMorgan Chase Bank, N.A.	2,000	1.00% (pays quarterly)(1)	6/20/19	(13,143)	4,123	(9,020)
Qatar	JPMorgan Chase Bank, N.A.	3,284	1.00% (pays quarterly)(1)	6/20/19	(21,581)	7,798	(13,783)
Qatar	Nomura International PLC	1,380	1.00% (pays quarterly)(1)	3/20/19	(6,130)	1,621	(4,509)
Qatar	Nomura International PLC	3,460	1.00% (pays quarterly)(1)	3/20/19	(15,368)	4,192	(11,176)
Qatar	Nomura International PLC	9,620	1.00% (pays quarterly)(1)	9/20/24	(93,378)	19,410	(73,968)
Qatar	UBS AG	9,246	1.00% (pays quarterly)(1)	12/20/23	(133,195)	(16,441)	(149,636)
Serbia	Nomura International PLC	10,000	5.00% (pays quarterly)(1)	6/20/19	(360,093)	137,047	(223,046)
South Africa	Bank of America, N.A.	29,280	1.00% (pays quarterly)(1)	9/20/22	1,050,254	(806,065)	244,189
South Africa	Bank of America, N.A.	20,830	1.00% (pays quarterly)(1)	9/20/22	747,158	(635,074)	112,084
South Africa	Bank of America, N.A.	16,100	1.00% (pays quarterly)(1)	9/20/22	577,496	(468,668)	108,828
South Africa	Bank of America, N.A.	19,900	1.00% (pays quarterly)(1)	9/20/22	713,800	(763,367)	(49,567)
South Africa	Deutsche Bank AG	15,200	1.00% (pays quarterly)(1)	9/20/22	545,214	(579,482)	(34,268)
South Africa	Deutsche Bank AG	16,940	1.00% (pays quarterly)(1)	9/20/22	607,626	(648,597)	(40,971)
South Africa	Goldman Sachs International	10,690	1.00% (pays quarterly)(1)	9/20/22	383,443	(396,659)	(13,216)
South Africa	Goldman Sachs International	8,022	1.00% (pays quarterly)(1)	12/20/22	316,615	(322,160)	(5,545)
South Africa	Goldman Sachs International	30,000	1.00% (pays quarterly)(1)	12/20/28	4,294,000	(4,210,624)	83,376
South Africa	HSBC Bank USA, N.A.	7,300	1.00% (pays quarterly)(1)	12/20/22	288,119	(281,529)	6,590
South Africa	Nomura International PLC	7,068	1.00% (pays quarterly)(1)	12/20/22	278,962	(279,350)	(388)
Thailand	Barclays Bank PLC	7,500	0.97% (pays quarterly)	9/20/19	(67,385)	—	(67,385)
Thailand	Citibank, N.A.	3,700	0.95% (pays quarterly)	9/20/19	(32,498)	—	(32,498)

Total					$18,479,306	$(20,370,389)	$(1,891,083)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2018, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $194,360,000.

63	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)†		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Citibank, N.A.	KRW	34,750	Positive Return on KOSPI 200 Index Futures 12/2018 (pays upon termination)	Negative Return on KOSPI 200 Index Futures 12/2018 (pays upon termination)	12/13/18	$(861,223)
Citibank, N.A.		55,200	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.26% (pays upon termination)	12/14/18	315,374
Citibank, N.A.		60,800	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.25% (pays upon termination)	12/14/18	258,447
Citibank, N.A.		70,300	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.24% (pays upon termination)	12/14/18	295,518

						$8,116

†	Notional amount is stated in USD unless otherwise noted.

Abbreviations:

BADLAR	–	Buenos Aires Deposits of Large Amount Rate
CMT	–	Constant Maturity Treasury
COF	–	Cost of Funds 11th District
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
OMO	–	Open Market Operation

64	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Currency Abbreviations:

AED	–	United Arab Emirates Dirham
ALL	–	Albanian Lek
ARS	–	Argentine Peso
AUD	–	Australian Dollar
BHD	–	Bahraini Dinar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
GEL	–	Georgian Lari
GHS	–	Ghanaian Cedi
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge

LKR	–	Sri Lankan Rupee
MAD	–	Moroccan Dirham
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
QAR	–	Qatari Riyal
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
TWD	–	New Taiwan Dollar
UGX	–	Ugandan Shilling
USD	–	United States Dollar
XOF	–	West African CFA Franc
ZAR	–	South African Rand

65	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $4,426,769,354)	$4,294,413,489
Affiliated investment, at value (identified cost, $433,536,644)	433,503,182
Cash	33,095,040
Deposits for derivatives collateral —
Centrally cleared swap contracts	51,077,147
OTC derivatives	12,971,000
Foreign currency, at value (identified cost, $59,532,997)	59,119,821
Interest and dividends receivable	55,851,619
Dividends receivable from affiliated investment	763,239
Receivable for investments sold	9,559,530
Receivable for variation margin on open futures contracts	1,682,797
Receivable for variation margin on open centrally cleared swap contracts	2,623,937
Receivable for open forward foreign currency exchange contracts	129,513,679
Receivable for open swap contracts	6,246,530
Receivable for closed swap contracts	833,070
Receivable for closed options and swaptions	4,073,757
Upfront payments on open non-centrally cleared swap contracts	20,720,632
Tax reclaims receivable	87,717
Total assets	$5,116,136,186

Liabilities
Cash collateral due to brokers	$12,971,000
Written options outstanding, at value (premiums received, $2,364,968)	2,375,971
Payable for investments purchased	84,255,091
Payable for when-issued securities	11,470,000
Payable for open forward foreign currency exchange contracts	123,506,883
Payable for open swap contracts	6,289,175
Upfront receipts on open non-centrally cleared swap contracts	5,817,119
Payable to affiliates:
Investment adviser fee	2,261,729
Trustees’ fees	8,625
Accrued foreign capital gains taxes	279,921
Accrued expenses and other liabilities	2,381,834
Total liabilities	$251,617,348
Net Assets applicable to investors’ interest in Portfolio	$4,864,518,838

66	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest (net of foreign taxes, $7,487,903)	$271,777,787
Dividends (net of foreign taxes, $844,981)	4,586,451
Dividends from affiliated investment	10,092,838
Total investment income	$286,457,076

Expenses
Investment adviser fee	$28,520,108
Trustees’ fees and expenses	101,495
Custodian fee	5,660,502
Legal and accounting services	443,132
Interest expense and fees	2,258,565
Interest expense on securities sold short	117,419
Miscellaneous	344,886
Total expenses	$37,446,107

Net investment income	$249,010,969

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $1,233,506)	$(30,907,091)
Investment transactions — affiliated investment	(13,296)
Written options	2,572,957
Securities sold short	736,591
Futures contracts	(28,833,276)
Swap contracts	(77,977,498)
Forward volatility agreements	(1,583,870)
Foreign currency transactions	(14,742,429)
Forward foreign currency exchange contracts	42,752,527
Net realized loss	$(107,995,385)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $535,965)	$(286,439,408)
Investments — affiliated investment	(33,462)
Written options	(1,292,226)
Securities sold short	(1,006,217)
Futures contracts	(237,440)
Swap contracts	41,989,219
Forward volatility agreements	640,884
Foreign currency	(3,408,050)
Forward foreign currency exchange contracts	(25,773,233)
Net change in unrealized appreciation (depreciation)	$(275,559,933)

Net realized and unrealized loss	$(383,555,318)

Net decrease in net assets from operations	$(134,544,349)

67	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$249,010,969	$244,255,261
Net realized loss	(107,995,385)	(26,873,679)
Net change in unrealized appreciation (depreciation)	(275,559,933)	12,866,543
Net increase (decrease) in net assets from operations	$(134,544,349)	$230,248,125
Capital transactions —
Contributions	$548,095,488	$1,098,076,789
Withdrawals	(1,033,097,732)	(1,256,355,988)
Net decrease in net assets from capital transactions	$(485,002,244)	$(158,279,199)

Net increase (decrease) in net assets	$(619,546,593)	$71,968,926

Net Assets
At beginning of year	$5,484,065,431	$5,412,096,505
At end of year	$4,864,518,838	$5,484,065,431

68	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016		2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	0.70%	0.64%	0.64%		0.67%	0.75%
Net investment income	4.64%	4.14%	4.54%		4.37%	3.92%
Portfolio Turnover	78%	74%	65%		66%	66%

Total Return	(2.60)%	3.93%	5.06	%(3)	1.99%	3.78%

Net assets, end of year (000’s omitted)	$4,864,519	$5,484,065	$5,412,097		$4,751,608	$4,601,105

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes interest and dividend expense, including on securities sold short, of 0.04%, 0.03%, 0.03%, 0.03% and 0.11% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(3)

During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

69	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2018

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 99.9%, less than 0.05% and less than 0.05%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2018 were $31,720,474 or 0.7% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward volatility agreements are valued by a third party pricing service using techniques that consider factors including the volatility of the underlying instrument and the period of time until expiration. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

70

Global Macro Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Consolidated Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover these commitments.

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G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

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Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the

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amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Forward Volatility Agreements — Forward volatility agreements are transactions in which two parties agree to the purchase or sale of an option straddle on an underlying exchange rate at the expiration of the agreement. The strike volatility rate is determined at the trade date. At expiration, the amount settled is determined based on the Black Scholes formula, the then current spot exchange rate, interest rates, and the agreed upon implied volatility. Changes in the value of the forward volatility agreement are recorded as unrealized gains or losses. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying exchange rate.

T  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

U  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

V  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

W  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from

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$1.5 billion but less than $2 billion, 0.520% from $2 billion but less than $3 billion, and 0.490% of average daily net assets of $3 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $28,520,108 or 0.53% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$2,328,303,952	$2,995,417,635
U.S. Government and Agency Securities	587,606,472	499,724,924

	$2,915,910,424	$3,495,142,559

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,973,730,208

Gross unrealized appreciation	$88,953,191
Gross unrealized depreciation	(327,478,843)

Net unrealized depreciation	$(238,525,652)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts, forward volatility agreements and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Consolidated Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: The Portfolio enters into options on equity indices, equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.

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Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options, forward volatility agreements, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $136,007,596. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $18,304,501 at October 31, 2018.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2018. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$—	$16,129,427	$17,445,794	$33,575,221
Not applicable	—	11,461,849 *	—	—	44,823,720 *	56,285,569
Receivable for open forward foreign currency exchange contracts	—	—	—	129,513,679	—	129,513,679
Receivable/payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	869,339	21,056,138	—	—	3,060,133	24,985,610

Total Asset Derivatives	$869,339	$32,517,987	$—	$145,643,106	$65,329,647	$244,360,079

Derivatives not subject to master netting or similar agreements	$—	$11,461,849	$—	$—	$44,823,720	$56,285,569

Total Asset Derivatives subject to master netting or similar agreements	$869,339	$21,056,138	$—	$145,643,106	$20,505,927	$188,074,510

Written options outstanding, at value	$—	$—	$—	$(2,375,971)	$—	$(2,375,971)
Not applicable	—	(2,589,762)*	(130,907)*	—	(46,470,473)*	(49,191,142)
Payable for open forward foreign currency exchange contracts	—	—	—	(123,506,883)	—	(123,506,883)
Payable/receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	(9,053,816)	(861,223)	—	(209,703)	(10,124,742)

Total Liability Derivatives	$—	$(11,643,578)	$(992,130)	$(125,882,854)	$(46,680,176)	$(185,198,738)

Derivatives not subject to master netting or similar agreements	$—	$(2,589,762)	$(130,907)	$—	$(46,470,473)	$(49,191,142)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(9,053,816)	$(861,223)	$(125,882,854)	$(209,703)	$(136,007,596)

*

For futures contracts and centrally cleared swap contracts, amount represents value as shown in the Consolidated Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.

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The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$327,962	$(327,962)	$—	$—	$—	$—
Bank of America, N.A.	18,075,229	(735,413)	(17,305,236)	—	34,580	—
Barclays Bank PLC	1,060,937	(1,060,937)	—	—	—	—
BNP Paribas	3,300,528	(3,300,528)	—	—	—	—
Citibank, N.A.	6,866,649	(4,756,261)	—	(869,339)	1,241,049	880,000
Credit Agricole Corporate and Investment Bank	519,453	(519,453)	—	—	—	—
Deutsche Bank AG	25,910,531	(21,170,917)	(4,731,100)	(8,514)	—	550,000
Goldman Sachs International	58,460,330	(37,599,209)	(20,199,180)	—	661,941	—
HSBC Bank USA, N.A.	1,736,240	(503,068)	(1,233,172)	—	—	—
JPMorgan Chase Bank, N.A.	12,097,084	(8,317,069)	—	(2,820,000)	960,015	2,820,000
Morgan Stanley & Co. International PLC	6,471,027	(99,468)	—	(6,371,559)	—	6,380,000
Nomura International PLC	1,644,827	(716,147)	—	(928,680)	—	1,639,000
Societe Generale	162,475	(69,755)	—	(92,720)	—	330,000
Standard Chartered Bank	50,307,719	(38,670,092)	(4,223,034)	(372,000)	7,042,593	372,000
State Street Bank and Trust Company	429,634	(429,634)	—	—	—	—
UBS AG	703,885	(703,885)	—	—	—	—

	$188,074,510	$(118,979,798)	$(47,691,722)	$(11,462,812)	$9,940,178	$12,971,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(664,057)	$327,962	$336,095	$—	$—	$—
Bank of America, N.A.	(735,413)	735,413	—	—	—	—
Barclays Bank PLC	(3,289,024)	1,060,937	2,104,979	—	(123,108)	—
BNP Paribas	(10,152,606)	3,300,528	6,658,352	—	(193,726)	—
Citibank, N.A.	(4,756,261)	4,756,261	—	—	—	—
Credit Agricole Corporate and Investment Bank	(2,297,080)	519,453	1,473,242	—	(304,385)	—
Credit Suisse International	(277,677)	—	277,677	—	—	—
Deutsche Bank AG	(21,170,917)	21,170,917	—	—	—	—
Goldman Sachs International	(37,599,209)	37,599,209	—	—	—	—
HSBC Bank USA, N.A.	(503,068)	503,068	—	—	—	—
ICBC Standard Bank plc	(174,893)	—	—	—	(174,893)	—
JPMorgan Chase Bank, N.A.	(8,317,069)	8,317,069	—	—	—	—

78

Global Macro Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Morgan Stanley & Co. International PLC	$(99,468)	$99,468	$—	$—	$—	$—
Nomura International PLC	(716,147)	716,147	—	—	—	—
Societe Generale	(69,755)	69,755	—	—	—	—
Standard Chartered Bank	(38,670,092)	38,670,092	—	—	—	—
State Street Bank and Trust Company	(1,067,018)	429,634	541,555	—	(95,829)	—
The Toronto-Dominion Bank	(193,273)	—	—	—	(193,273)	—
UBS AG	(5,254,569)	703,885	4,550,684	—	—	—

	$(136,007,596)	$118,979,798	$15,942,584	$—	$(1,085,214)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$12,971,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at October 31, 2018 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2018 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(2,576,118)	$(6,277,956)	$(3,981,994)
Written options	—	—	—	2,572,957	—
Futures contracts	(43,943,220)	—	(3,068,834)	—	18,178,778
Swap contracts	(1,400,947)	(48,463,991)	(949,533)	5,932,236	(33,095,263)
Forward volatility agreements	—	—	—	(1,583,870)	—
Forward foreign currency exchange contracts	—	—	—	42,752,527	—

Total	$(45,344,167)	$(48,463,991)	$(6,594,485)	$43,395,894	$(18,898,479)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(182,287)	$11,382,398	$908,027
Written options	—	—	—	(1,292,226)	—
Futures contracts	1,483,996	—	411,733	—	(2,133,169)
Swap contracts	869,339	19,601,621	(861,223)	—	22,379,482
Forward volatility agreements	—	—	—	640,884	—
Forward foreign currency exchange contracts	—	—	—	(25,773,233)	—

Total	$2,353,335	$19,601,621	$(631,777)	$(15,042,177)	$21,154,340

79

Global Macro Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Forward Volatility Agreements	Interest Rate Swaptions Purchased	Swap Contracts

$1,183,238,000	$1,855,011,000	$7,733,079,000	$121,520,000	$175,321,000	$9,138,984,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased options contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately $1,557,930,000, $300,704,000 and 4,764 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

7  Reverse Repurchase Agreements

There were no open reverse repurchase agreements outstanding as of October 31, 2018. For the year ended October 31, 2018, the average borrowings under settled reverse repurchase agreements and the average annual interest rate were approximately $71,616,000 and 1.88%, respectively.

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

80

Global Macro Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Foreign Government Bonds	$—	$2,335,937,000	$—	$2,335,937,000
Foreign Corporate Bonds	—	96,026,234	8,242,169	104,268,403
Senior Floating-Rate Loans	—	2,768,197	—	2,768,197
Sovereign Loans (Less Unfunded Loan Commitments)	—	118,716,127	—	118,716,127
Credit Linked Notes	—	1,974,000	—	1,974,000
Corporate Bonds & Notes	—	516,869	—	516,869
Asset-Backed Securities	—	49,409,953	—	49,409,953
Collateralized Mortgage Obligations	—	150,462,455	—	150,462,455
Mortgage Pass-Throughs	—	322,274,103	—	322,274,103
U.S. Treasury Obligations	—	94,561,490	—	94,561,490
Small Business Administration Loans (Interest Only)	—	35,551,832	—	35,551,832
Common Stocks**	—	137,765,714	—	137,765,714
Short-Term Investments —
Foreign Government Securities	—	349,011,603	—	349,011,603
U.S. Treasury Obligations	—	557,620,522	—	557,620,522
Other	—	433,503,182	—	433,503,182
Purchased Currency Options	—	16,129,427	—	16,129,427
Purchased Interest Rate Swaptions	—	17,445,794	—	17,445,794

Total Investments	$—	$4,719,674,502	$8,242,169	$4,727,916,671

Forward Foreign Currency Exchange Contracts	$—	$129,513,679	$—	$129,513,679
Futures Contracts	8,043,797	—	—	8,043,797
Swap Contracts	—	73,227,382	—	73,227,382

Total	$8,043,797	$4,922,415,563	$8,242,169	$4,938,701,529

Liability Description

Written Currency Options	$—	$(2,375,971)	$—	$(2,375,971)
Forward Foreign Currency Exchange Contracts	—	(123,506,883)	—	(123,506,883)
Futures Contracts	(4,597,154)	(130,907)	—	(4,728,061)
Swap Contracts	—	(54,587,823)	—	(54,587,823)

Total	$(4,597,154)	$(180,601,584)	$—	$(185,198,738)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

81

Global Macro Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

82

Eaton Vance Global Macro Absolute Return Fund

Global Macro Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Global Macro Absolute Return Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	567,553,657	1,193,463
Keith Quinton	567,575,723	1,171,398
Marcus L. Smith	567,577,888	1,169,233
Susan J. Sutherland	567,800,853	946,267
Scott E. Wennerholm	567,572,652	1,174,468

Results	are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Global Macro Portfolio.

Global Macro Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Mark R. Fetting	100%	0%
Keith Quinton	100%	0%
Marcus L. Smith	100%	0%
Susan J. Sutherland	100%	0%
Scott E. Wennerholm	100%	0%

Results	are rounded to the nearest whole number.

83

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

84

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

85

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

86

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

87

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Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041    10.31.18

Eaton Vance

Global Macro Absolute Return Advantage Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Global Macro Absolute Return Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 83

Federal Tax Information	20

Special Meeting of Shareholders	84

Management and Organization	85

Important Notices	88

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2018. U.S. equities generated healthy gains, and higher-yielding sectors of the U.S. income market advanced. However, a global trend of rising bond yields and widening credit spreads culminated in losses for major U.S. investment-grade and international bond indexes during the period. International equity markets were also generally weak, while the U.S. dollar strengthened against most foreign currencies.

Growth in the U.S. economy and corporate earnings accelerated during the period, boosted by tax reform. With the economy on solid ground and inflation under control, the U.S. Federal Reserve gradually raised interest rates and reduced the size of its balance sheet. Overseas, the European Central Bank (ECB) tapered its monthly bond purchases and announced it would end them entirely by December 2018. Nonetheless, the ECB held interest rates at record lows amid softening economic growth and heightened political uncertainty in the region.

Rising populism and anti-immigration sentiment permeated eurozone politics, as illustrated by a budget standoff between the newly elected Italian government and the European Union. In Japan, the central bank remained highly accommodative in an effort to revive inflation, but allowed 10-year government bond yields to edge higher.

Over the course of the period, the backdrop for emerging markets deteriorated as global liquidity tightened. The eurozone economy lost momentum and China’s already-slowing economy began to feel the effects of U.S. trade tariffs. Developments in a handful of larger emerging markets exacerbated these broad headwinds, including U.S. sanctions against Russia, a currency crisis in Argentina, and escalating political tensions between Turkey and the U.S. A strong rally in oil prices was an additional challenge for oil-importing countries like China and India, and a boost for exporters during the period.

Fund Performance

For the fiscal year ended October 31, 2018, the Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) Class A shares at net asset value (NAV) returned –7.40%. By comparison, the Fund’s benchmark, the ICE BofAML

3-Month U.S. Treasury Bill Index (the Index),2 returned 1.68% during the period.

The Fund’s sovereign credit exposures had the largest negative impact on returns during the period. Allocations to equities, commodities, and currencies also detracted. Results across the limited corporate credit allocations of the portfolio were essentially flat, while interest rates contributed positively to Fund performance.

By region, Latin America registered the most significant loss due to currency exposure and, to a lesser extent, sovereign credit. Long positions8 in the Argentine peso and Argentine sovereign credit were particularly unfavorable, as concerns about Argentina’s ability to manage inflation as well as its trade and budget deficits triggered a sharp decline in the peso. In response, the central bank surprised markets by aggressively tightening monetary policy during the period. Long sovereign credit exposure in Barbados also dampened Fund performance.

Asia was the next weakest region, followed by Western Europe, which also declined. Interest rates subtracted the most from returns in Asia, especially long rates exposure in India and Sri Lanka. In Western Europe, interest rates and equities were negative, mainly because of long positions in Iceland, where concerns developed over a potential slowdown in tourism, a key driver of economic growth. A long investment in the Icelandic krona further detracted, although its impact was mitigated by a gain from short euro exposure.

On the up side, Eastern Europe was the top contributor during the period, led by strength in interest rates. A long Serbian local bond position performed especially well due to attractive yields in Serbia relative to other countries, as well as stability in the Serbian dinar and structural reforms that had led to solid economic growth. Long rates exposure in Poland versus short rates in Hungary also bolstered returns.

The Middle East and Africa region was down slightly, as losses in sovereign credit and rates offset gains in currencies. The Dollar Bloc added modest value due to currency exposure, namely a short position9 in the New Zealand dollar, which weakened as soft economic data and worries about global trade prompted the central bank to hold interest rates at all-time lows during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	08/31/2010	08/31/2010	–7.40%	2.75%	2.10%
Class A with 4.75% Maximum Sales Charge	—	—	–11.83	1.75	1.49
Class C at NAV	08/31/2010	08/31/2010	–8.08	2.02	1.40
Class C with 1% Maximum Sales Charge	—	—	–8.98	2.02	1.40
Class I at NAV	08/31/2010	08/31/2010	–7.12	3.05	2.41
Class R at NAV	12/01/2010	08/31/2010	–7.53	2.55	1.92
Class R6 at NAV	05/31/2017	08/31/2010	–6.88	3.13	2.45
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	1.68%	0.55%	0.38%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
Gross	1.53%	2.24%	1.24%	1.74%	1.20%
Net	1.39	2.11	1.11	1.60	1.13

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2010	$11,201	N.A.
Class I	$250,000	08/31/2010	$303,731	N.A.
Class R	$10,000	08/31/2010	$11,678	N.A.
Class R6	$1,000,000	08/31/2010	$1,219,190	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Fund Profile5

Asset Allocation (% of net assets)6

Foreign Currency Exposure (% of net assets)7

Serbia	17.1%		Malaysia	–1.1%

Egypt	11.7		Qatar	–1.8

Sri Lanka	6.4		South Africa	–2.0

Japan	6.2		Mexico	–3.0

Norway	6.1		Poland	–4.0

Iceland	5.9		South Korea	–4.6

Australia	5.7		New Zealand	–6.0

Israel	5.6		United Arab Emirates	–6.0

Sweden	5.1		Romania	–6.1

Colombia	4.9		Bahrain	–7.0

Thailand	4.1		China	–7.8

Czech Republic	4.0		Oman	–10.0

Indonesia	2.6		Euro	–39.4

Dominican Republic	2.6		Total Long	93.5

Peru	2.1		Total Short	–100.4

Vietnam	1.3		Total Net	–6.9

Other	0.5	*

*	Includes amounts each less than 1.0% or -1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and any investment type that represents less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

[8]	A long position is the purchase of an investment with the expectation that it will rise in value.

[9]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$933.30	$7.02	**	1.44%
Class C	$1,000.00	$929.80	$10.36	**	2.13%
Class I	$1,000.00	$934.80	$5.56	**	1.14%
Class R	$1,000.00	$932.60	$7.94	**	1.63%
Class R6	$1,000.00	$935.00	$5.36	**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.32	**	1.44%
Class C	$1,000.00	$1,014.50	$10.82	**	2.13%
Class I	$1,000.00	$1,019.50	$5.80	**	1.14%
Class R	$1,000.00	$1,017.00	$8.29	**	1.63%
Class R6	$1,000.00	$1,019.70	$5.60	**	1.10%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $4,398,078,565)	$4,111,486,127
Receivable for Fund shares sold	5,273,573
Total assets	$4,116,759,700

Liabilities
Payable for Fund shares redeemed	$26,585,623
Payable to affiliates:
Distribution and service fees	85,474
Trustees’ fees	43
Other	419,574
Accrued expenses	972,134
Total liabilities	$28,062,848
Net Assets	$4,088,696,852

Sources of Net Assets
Paid-in capital	$4,488,229,306
Accumulated loss	(399,532,454)
Total	$4,088,696,852

Class A Shares
Net Assets	$122,402,222
Shares Outstanding	12,870,600
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.51
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.98

Class C Shares
Net Assets	$59,781,642
Shares Outstanding	6,446,867
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.27

Class I Shares
Net Assets	$3,731,477,416
Shares Outstanding	388,269,184
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.61

Class R Shares
Net Assets	$1,801,298
Shares Outstanding	191,426
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.41

Class R6 Shares
Net Assets	$173,234,274
Shares Outstanding	17,973,984
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.64

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest allocated from Portfolio (net of foreign taxes, $10,051,428)	$256,590,005
Dividends allocated from Portfolio (net of foreign taxes, $1,335,144)	13,302,979
Expenses, excluding interest expense, allocated from Portfolio	(44,895,905)
Interest expense allocated from Portfolio	(3,259,841)
Total investment income from Portfolio	$221,737,238

Expenses
Distribution and service fees
Class A	$415,925
Class C	696,012
Class R	10,160
Trustees’ fees and expenses	500
Custodian fee	59,884
Transfer and dividend disbursing agent fees	4,057,133
Legal and accounting services	85,245
Printing and postage	468,404
Registration fees	309,038
Miscellaneous	34,739
Total expenses	$6,137,040
Deduct —
Allocation of expenses to affiliate	$3,087,386
Total expense reductions	$3,087,386

Net expenses	$3,049,654

Net investment income	$218,687,584

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $1,024,080)	$(77,743,257)
Written options	3,194,213
Securities sold short	85,396
Futures contracts	(69,639,007)
Swap contracts	(75,346,154)
Forward volatility agreements	(1,187,378)
Foreign currency transactions	(9,244,774)
Forward foreign currency exchange contracts	38,122,073
Net realized loss	$(191,758,888)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $473,618)	$(345,683,511)
Written options	(2,096,467)
Securities sold short	(65,542)
Futures contracts	2,656,168
Swap contracts	10,531,396
Forward volatility agreements	476,183
Foreign currency	(5,711,394)
Forward foreign currency exchange contracts	(30,264,422)
Net change in unrealized appreciation (depreciation)	$(370,157,589)

Net realized and unrealized loss	$(561,916,477)

Net decrease in net assets from operations	$(343,228,893)

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$218,687,584	$89,507,352
Net realized loss	(191,758,888)	(1,197,782)
Net change in unrealized appreciation (depreciation)	(370,157,589)	16,019,054
Net increase (decrease) in net assets from operations	$(343,228,893)	$104,328,624
Distributions to shareholders(1) —
Class A	$(3,617,789)	$(4,424,849)
Class C	(1,617,201)	(402,714)
Class I	(113,076,394)	(25,319,708)
Class R	(54,685)	(69,426)
Class R6	(753,076)	—
Total distributions to shareholders	$(119,119,145)	$(30,216,697)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$74,235,963	$102,071,667
Class C	22,234,488	26,231,744
Class I	2,345,232,169	2,318,019,560
Class R	135,187	250,892
Class R6	179,942,507	7,969,507
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,343,139	4,262,201
Class C	1,453,840	327,708
Class I	80,007,180	21,383,607
Class R	54,685	69,426
Class R6	753,076	—
Cost of shares redeemed
Class A	(64,672,842)	(294,033,234)
Class C	(20,582,723)	(14,186,647)
Class I	(1,643,378,272)	(436,065,907)
Class R	(477,283)	(3,363,460)
Class R6	(5,193,556)	(18,383)
Net increase in net assets from Fund share transactions	$973,087,558	$1,732,918,681

Net increase in net assets	$510,739,520	$1,807,030,608

Net Assets
At beginning of year	$3,577,957,332	$1,770,926,724
At end of year	$4,088,696,852	$3,577,957,332 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $97,174,727 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018		2017	2016		2015	2014
Net asset value — Beginning of year	$10.560		$10.180	$10.100		$10.160	$9.540

Income (Loss) From Operations
Net investment income(1)	$0.479		$0.416	$0.462		$0.515	$0.407
Net realized and unrealized gain (loss)	(1.239)		0.111	0.237		(0.232)	0.213

Total income (loss) from operations	$(0.760)		$0.527	$0.699		$0.283	$0.620

Less Distributions
From net investment income	$(0.290)		$(0.147)	$(0.619)		$(0.343)	$—

Total distributions	$(0.290)		$(0.147)	$(0.619)		$(0.343)	$—

Net asset value — End of year	$9.510		$10.560	$10.180		$10.100	$10.160

Total Return(2)	(7.40	)%(3)	5.25%	7.27	%(4)	2.89%	6.50%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$122,402		$123,985	$307,915		$427,589	$372,302
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.45	%(3)	1.53%	1.56%		1.60%	1.74%
Net investment income	4.73%		4.07%	4.69%		5.09%	4.16%
Portfolio Turnover of the Portfolio	75%		76%	97%		75%	116%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10% of average daily net assets for the year ended October 31, 2018). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)

Includes interest and dividend expense, including on securities sold short and reverse repurchase agreements, of 0.07%, 0.04%, 0.03%, 0.03% and 0.13% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018		2017	2016		2015	2014
Net asset value — Beginning of year	$10.330		$9.970	$9.900		$9.930	$9.390

Income (Loss) From Operations
Net investment income(1)	$0.399		$0.347	$0.383		$0.430	$0.318
Net realized and unrealized gain (loss)	(1.214)		0.095	0.237		(0.223)	0.222

Total income (loss) from operations	$(0.815)		$0.442	$0.620		$0.207	$0.540

Less Distributions
From net investment income	$(0.245)		$(0.082)	$(0.550)		$(0.237)	$—

Total distributions	$(0.245)		$(0.082)	$(0.550)		$(0.237)	$—

Net asset value — End of year	$9.270		$10.330	$9.970		$9.900	$9.930

Total Return(2)	(8.08	)%(3)	4.58%	6.45	%(4)	2.15%	5.75%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$59,782		$64,164	$49,817		$46,216	$48,835
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	2.15	%(3)	2.24%	2.26%		2.30%	2.47%
Net investment income	4.03%		3.43%	3.96%		4.33%	3.34%
Portfolio Turnover of the Portfolio	75%		76%	97%		75%	116%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10% of average daily net assets for the year ended October 31, 2018). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)

Includes interest and dividend expense, including on securities sold short and reverse repurchase agreements, of 0.07%, 0.06%, 0.03%, 0.03% and 0.16% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018		2017	2016		2015	2014
Net asset value — Beginning of year	$10.680		$10.300	$10.210		$10.260	$9.610

Income (Loss) From Operations
Net investment income(1)	$0.514		$0.462	$0.491		$0.548	$0.432
Net realized and unrealized gain (loss)	(1.250)		0.098	0.247		(0.230)	0.218

Total income (loss) from operations	$(0.736)		$0.560	$0.738		$0.318	$0.650

Less Distributions
From net investment income	$(0.334)		$(0.180)	$(0.648)		$(0.368)	$—

Total distributions	$(0.334)		$(0.180)	$(0.648)		$(0.368)	$—

Net asset value — End of year	$9.610		$10.680	$10.300		$10.210	$10.260

Total Return(2)	(7.12	)%(3)	5.53%	7.62	%(4)	3.21%	6.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,731,477		$3,379,555	$1,407,915		$999,152	$799,117
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.15%		1.24%	1.26%		1.30%	1.45%
Net investment income	5.04%		4.43%	4.92%		5.37%	4.40%
Portfolio Turnover of the Portfolio	75%		76%	97%		75%	116%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10% of average daily net assets for the year ended October 31, 2018). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)

Includes interest and dividend expense, including on securities sold short and reverse repurchase agreements, of 0.07%, 0.06%, 0.03%, 0.03% and 0.14% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2018		2017	2016		2015	2014
Net asset value — Beginning of year	$10.440		$10.070	$10.010		$10.080	$9.480

Income (Loss) From Operations
Net investment income(1)	$0.451		$0.398	$0.435		$0.481	$0.381
Net realized and unrealized gain (loss)	(1.217)		0.104	0.237		(0.228)	0.219

Total income (loss) from operations	$(0.766)		$0.502	$0.672		$0.253	$0.600

Less Distributions
From net investment income	$(0.264)		$(0.132)	$(0.612)		$(0.323)	$—

Total distributions	$(0.264)		$(0.132)	$(0.612)		$(0.323)	$—

Net asset value — End of year	$9.410		$10.440	$10.070		$10.010	$10.080

Total Return(2)	(7.53	)%(3)	5.05%	7.05	%(4)	2.70%	6.22%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,801		$2,294	$5,279		$5,087	$3,661
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)(7)	1.65	%(3)	1.74%	1.76%		1.79%	1.95%
Net investment income	4.50%		3.91%	4.46%		4.80%	3.94%
Portfolio Turnover of the Portfolio	75%		76%	97%		75%	116%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10% of average daily net assets for the year ended October 31, 2018). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)

Includes interest and dividend expense, including on securities sold short and reverse repurchase agreements, of 0.07%, 0.05%, 0.03%, 0.03% and 0.14% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Financial Highlights — continued

	Class R6
	Year Ended October 31, 2018		Period Ended October 31, 2017(1)
Net asset value — Beginning of period	$10.690		$10.530

Income (Loss) From Operations
Net investment income(2)	$0.534		$0.179
Net realized and unrealized loss	(1.245)		(0.019)

Total income (loss) from operations	$(0.711)		$0.160

Less Distributions
From net investment income	$(0.339)		$—

Total distributions	$(0.339)		$—

Net asset value — End of period	$9.640		$10.690

Total Return(3)	(6.88	)%(4)	1.52	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$173,234		$7,959
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.10	%(4)	1.20	%(8)
Net investment income	5.30%		3.97	%(8)
Portfolio Turnover of the Portfolio	75%		76	%(9)

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10% of average daily net assets for the year ended October 31, 2018). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Includes interest expense, including on securities sold short and reverse repurchase agreements, of 0.08% and 0.11% for the year ended October 31, 2018 and the period ended October 31, 2017, respectively.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (91.0% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

15

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Notes to Financial Statements — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Ordinary income	$119,119,145	$30,216,697

During the year ended October 31, 2018, accumulated loss was increased by $224,951 and paid-in capital was increased by $224,951 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(45,404,384)
Late year ordinary losses	$(121,514,893)
Net unrealized depreciation	$(232,613,177)

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $45,404,384 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $44,175,495 are short-term and $1,228,889 are long-term.

Additionally, at October 31, 2018, the Fund had a late year ordinary loss of $121,514,893 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2018, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.35%, 2.05%, 1.05%, 1.55% and 1.02% (1.49%, 2.19%, 1.19%, 1.69% and 1.09% prior to January 1, 2018) of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, EVM was allocated $3,087,386 of the Fund’s operating expenses for the year ended October 31, 2018. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $837,231 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $19,028 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

16

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $415,925 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $522,009 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2018, the Fund paid or accrued to EVD $5,080 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $174,003 and $5,080 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $13,000 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,395,093,507 and $509,750,124, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	7,263,933	9,908,566
Issued to shareholders electing to receive payments of distributions in Fund shares	325,208	423,678
Redemptions	(6,461,088)	(28,831,072)

Net increase (decrease)	1,128,053	(18,498,828)

	Year Ended October 31,
Class C	2018	2017

Sales	2,198,954	2,586,829
Issued to shareholders electing to receive payments of distributions in Fund shares	144,230	33,135
Redemptions	(2,108,429)	(1,406,119)

Net increase	234,755	1,213,845

17

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2018	2017

Sales	227,447,952	219,597,643
Issued to shareholders electing to receive payments of distributions in Fund shares	7,722,701	2,108,837
Redemptions	(163,330,805)	(41,978,333)

Net increase	71,839,848	179,728,147

	Year Ended October 31,
Class R	2018	2017

Sales	13,544	24,637
Issued to shareholders electing to receive payments of distributions in Fund shares	5,366	6,970
Redemptions	(47,169)	(335,986)

Net decrease	(28,259)	(304,379)

Class R6	Year Ended October 31, 2018	Period Ended October 31, 2017(1)

Sales	17,679,671	746,157
Issued to shareholders electing to receive payments of distributions in Fund shares	72,621	—
Redemptions	(522,745)	(1,720)

Net increase	17,229,547	744,437

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

18

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2018, the Fund paid foreign taxes of $12,410,652 and recognized foreign source income of $277,930,356.

20

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments

Foreign Government Bonds — 59.4%
Security		Principal Amount (000’s omitted)	Value

Albania — 0.4%
Republic of Albania, 5.75%, 11/12/20(1)	EUR	13,813	$16,979,061
Total Albania			$16,979,061

Angola — 0.5%
Republic of Angola, 8.25%, 5/9/28(1)	USD	13,805	$13,850,349
Republic of Angola, 9.375%, 5/8/48(1)	USD	7,049	7,105,604
Total Angola			$20,955,953

Argentina — 4.9%
City of Buenos Aires, 38.69%, (BADLAR + 3.25%), 3/29/24(2)	ARS	399,986	$10,053,357
City of Buenos Aires, 43.44%, (BADLAR + 5.00%), 1/23/22(2)	ARS	87,170	2,258,796
Provincia de Buenos Aires, 40.61%, (BADLAR + 3.75%), 4/12/25(1)(2)(3)	ARS	388,704	9,857,490
Provincia de Buenos Aires, 49.22%, (BADLAR + 3.83%), 5/31/22(2)	ARS	294,257	7,702,484
Republic of Argentina, 4.50%, 6/21/19	USD	27,597	27,145,424
Republic of Argentina, 5.00%, 1/15/27(1)	EUR	1,946	1,709,485
Republic of Argentina, 6.25%, 11/9/47	EUR	100,054	84,303,358
Republic of Argentina, 6.875%, 1/11/48	USD	86,854	64,489,095
Republic of Argentina, 7.625%, 4/22/46	USD	18,971	15,013,175
Total Argentina			$222,532,664

Bahrain — 4.3%
CBB International Sukuk Co., 5.624%, 2/12/24(1)(4)	USD	3,790	$3,729,008
CBB International Sukuk Co., 6.875%, 10/5/25(1)(4)	USD	6,447	6,697,337
Kingdom of Bahrain, 6.125%, 8/1/23(1)(4)	USD	18,784	19,010,441
Kingdom of Bahrain, 6.75%, 9/20/29(1)(4)	USD	21,764	20,856,985
Kingdom of Bahrain, 7.00%, 10/12/28(1)(4)	USD	44,804	43,877,453
Kingdom of Bahrain, 7.50%, 9/20/47(1)(4)	USD	107,299	99,457,160
Total Bahrain			$193,628,384

Barbados — 1.1%
Government of Barbados, 6.625%, 12/5/35(1)(5)	USD	29,459	$15,751,727
Government of Barbados, 7.00%, 8/4/22(1)(5)	USD	29,435	16,018,527
Government of Barbados, 7.25%, 12/15/21(1)(5)	USD	30,909	16,496,134
Total Barbados			$48,266,388

Dominican Republic — 2.5%
Dominican Republic, 8.90%, 2/15/23(1)	DOP	2,474,850	$49,265,845
Dominican Republic, 10.375%, 3/6/26(1)	DOP	913,000	18,352,520

Security		Principal Amount (000’s omitted)	Value

Dominican Republic (continued)
Dominican Republic, 11.375%, 7/6/29(1)	DOP	1,782,000	$37,744,324
Dominican Republic, 12.00%, 3/5/32(1)	DOP	341,000	7,209,323
Total Dominican Republic			$112,572,012

El Salvador — 3.1%
Republic of El Salvador, 5.875%, 1/30/25(1)	USD	821	$738,900
Republic of El Salvador, 6.375%, 1/18/27(1)(4)	USD	7,439	6,676,503
Republic of El Salvador, 7.75%, 1/24/23(1)	USD	30,500	30,855,020
Republic of El Salvador, 8.25%, 4/10/32(1)	USD	21,771	21,445,741
Republic of El Salvador, 8.625%, 2/28/29(1)(4)	USD	79,467	81,056,340
Total El Salvador			$140,772,504

Iceland — 2.1%
Republic of Iceland, 5.00%, 11/15/28	ISK	3,114,472	$23,656,005
Republic of Iceland, 6.25%, 2/5/20	ISK	72,674	602,952
Republic of Iceland, 6.50%, 1/24/31	ISK	7,240,201	61,721,995
Republic of Iceland, 7.25%, 10/26/22	ISK	552,876	4,745,274
Republic of Iceland, 8.00%, 6/12/25	ISK	351,832	3,191,769
Total Iceland			$93,917,995

Indonesia — 2.5%
Indonesia Government Bond, 6.125%, 5/15/28	IDR	857,160,000	$47,601,206
Indonesia Government Bond, 7.00%, 5/15/27	IDR	294,697,000	17,514,142
Indonesia Government Bond, 7.50%, 5/15/38	IDR	728,318,000	41,552,811
Indonesia Government Bond, 8.25%, 5/15/36	IDR	94,099,000	5,816,776
Total Indonesia			$112,484,935

Kazakhstan — 0.2%
Kazakhstan Government Bond, 9.60%, 4/3/21	KZT	2,974,820	$8,138,059
Total Kazakhstan			$8,138,059

Macedonia — 4.7%
Republic of Macedonia, 2.75%, 1/18/25(1)	EUR	30,173	$33,135,500
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	80,198	95,791,412
Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	50,775	61,963,461
Republic of Macedonia, 5.625%, 7/26/23(1)	EUR	16,719	21,197,075
Total Macedonia			$212,087,448

Mongolia — 0.9%
Development Bank of Mongolia, LLC, 7.25%, 10/23/23(1)	USD	4,228	$4,133,927
Mongolia International Bond, 5.125%, 12/5/22(1)	USD	5,076	4,819,662

21	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Mongolia (continued)
Mongolia International Bond, 5.625%, 5/1/23(1)	USD	15,007	$14,339,353
Mongolia International Bond, 8.75%, 3/9/24(1)	USD	15,714	16,944,202
Total Mongolia			$40,237,144

New Zealand — 5.3%
New Zealand Government Bond, 2.00%, 9/20/25(1)(6)	NZD	41,612	$28,998,654
New Zealand Government Bond, 2.50%, 9/20/35(1)(6)	NZD	104,040	77,588,936
New Zealand Government Bond, 2.50%, 9/20/40(1)(6)	NZD	105,077	78,906,028
New Zealand Government Bond, 3.00%, 9/20/30(1)(6)	NZD	67,626	52,420,246
Total New Zealand			$237,913,864

Peru — 2.0%
Peru Government Bond, 5.70%, 8/12/24	PEN	60,786	$18,751,836
Peru Government Bond, 8.20%, 8/12/26	PEN	202,900	70,153,811
Total Peru			$88,905,647

Saudi Arabia — 1.2%
Saudi International Bond, 4.50%, 10/26/46(1)(4)	USD	1,520	$1,382,126
Saudi International Bond, 4.625%, 10/4/47(1)(4)	USD	20,629	18,977,896
Saudi International Bond, 5.00%, 4/17/49(1)(4)	USD	35,932	34,582,250
Total Saudi Arabia			$54,942,272

Serbia — 15.3%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	20,863,180	$218,579,366
Serbia Treasury Bond, 5.875%, 2/8/28	RSD	20,074,160	209,545,284
Serbia Treasury Bond, 6.00%, 2/22/19	RSD	1,964,380	19,066,505
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	1,665,610	18,661,339
Serbia Treasury Bond, 10.00%, 9/11/21	RSD	2,364,370	26,843,432
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	12,091,930	139,462,768
Serbia Treasury Bond, 10.00%, 10/23/24	RSD	4,493,850	57,165,610
Total Serbia			$689,324,304

Sri Lanka — 5.4%
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	4,874,000	$26,572,348
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	611,740	3,412,123
Sri Lanka Government Bond, 9.45%, 10/15/21	LKR	1,369,000	7,494,035
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	2,176,900	11,876,886
Sri Lanka Government Bond, 10.00%, 3/15/23	LKR	1,837,000	9,982,045
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	4,623,500	24,745,098
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	3,248,000	18,360,707
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	6,085,720	34,602,690
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	1,262,000	7,040,372

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	100,000	$552,107
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	5,923,870	32,565,227
Sri Lanka Government Bond, 11.20%, 7/1/22	LKR	515,580	2,929,534
Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	704,000	3,969,345
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	692,000	3,938,028
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	3,430,000	19,772,680
Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	1,823,000	10,403,278
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	3,105,000	17,536,761
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	1,874,000	10,622,645
Total Sri Lanka			$246,375,909

Thailand — 1.0%
Thailand Government Bond, 1.25%, 3/12/28(1)(6)	THB	1,661,540	$47,077,889
Total Thailand			$47,077,889

Tunisia — 0.4%
Banque Centrale de Tunisie International Bond, 5.625%, 2/17/24(1)	EUR	18,368	$19,450,771
Total Tunisia			$19,450,771

Turkey — 1.6%
Republic of Turkey, 6.00%, 3/25/27(4)	USD	27,000	$24,411,240
Republic of Turkey, 6.125%, 10/24/28(4)	USD	55,511	49,632,829
Total Turkey			$74,044,069

Total Foreign Government Bonds (identified cost $2,841,868,179)			$2,680,607,272

Foreign Corporate Bonds — 2.8%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.1%
YPF SA, 47.833%, (BADLAR + 4.00%), 7/7/20(1)(2)	USD	10,071	$4,174,832
Total Argentina			$4,174,832

Bahrain — 0.5%
Oil Gas and Holding Co., BSCC (The), 8.375%, 11/7/28(1)(8)	USD	21,285	$21,285,000
Total Bahrain			$21,285,000

22	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

China — 1.0%
21Vianet Group, Inc., 7.00%, 8/17/20(1)(4)	USD	10,231	$10,000,802
China Evergrande Group, 8.75%, 6/28/25(1)(4)	USD	4,610	3,627,494
CIFI Holdings Group Co., Ltd., 5.50%, 1/23/22(1)(4)	USD	5,377	4,695,180
CIFI Holdings Group Co., Ltd., 6.875%, 4/23/21(1)(4)	USD	5,118	4,821,366
Country Garden Holdings Co., Ltd., 4.75%, 1/17/23(1)(4)	USD	1,310	1,101,931
Country Garden Holdings Co., Ltd., 7.25%, 4/4/21(1)(4)	USD	2,410	2,363,620
eHi Car Services, Ltd., 5.875%, 8/14/22(1)(4)	USD	3,476	3,028,316
KWG Group Holdings, Ltd., 6.00%, 9/15/22(1)(4)	USD	7,375	6,349,079
Logan Property Holdings Co., Ltd., 5.25%, 2/23/23(1)(4)	USD	2,950	2,384,759
Logan Property Holdings Co., Ltd., 6.875%, 4/24/21(1)(4)	USD	4,519	4,246,888
Times China Holdings, Ltd., 6.25%, 1/17/21(1)(4)	USD	2,868	2,642,208
Total China			$45,261,643

Colombia — 0.2%
Frontera Energy Corp., 9.70%, 6/25/23(1)	USD	7,810	$8,298,125
Total Colombia			$8,298,125

Ecuador — 0.0%(7)
EP PetroEcuador via Noble Sovereign Funding I, Ltd., 8.016%, (3 mo. USD LIBOR + 5.63%), 9/24/19(1)(2)	USD	1,045	$1,047,877
Total Ecuador			$1,047,877

Honduras — 0.3%
Inversiones Atlantida SA, 8.25%, 7/28/22(1)	USD	12,933	$13,288,658
Total Honduras			$13,288,658

Iceland — 0.5%
Heimavellir HF, 7.91%, 4/25/23(9)	ISK	1,963,167	$15,605,937
WOW Air HF, 9.00%, (3 mo. EURIBOR + 9.00%), 9/24/21(2)	EUR	5,500	6,260,725
Total Iceland			$21,866,662

Indonesia — 0.0%(7)
Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(1)	IDR	27,880,000	$1,744,678
Total Indonesia			$1,744,678

Security		Principal Amount (000’s omitted)	Value

Mongolia — 0.1%
Trade and Development Bank of Mongolia, LLC, 9.375%, 5/19/20(1)	USD	3,258	$3,427,931
Total Mongolia			$3,427,931

Singapore — 0.1%
ABJA Investment Co. Pte., Ltd., 5.45%, 1/24/28(1)(4)	USD	7,008	$6,055,494
Total Singapore			$6,055,494

Total Foreign Corporate Bonds (identified cost $139,627,551)			$126,450,900

Sovereign Loans — 3.9%
Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.1%
Government of Barbados, Term Loan, 0.00%, Maturing December 20, 2019(2)(5)(10)		$21,920	$7,508,696
Total Barbados			$7,508,696

Ethiopia — 0.1%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 6.28%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(2)(10)		$6,467	$6,186,763
Total Ethiopia			$6,186,763

Iceland — 0.7%
Almenna Leigufelagid EHF, Term Loan, 6.75%, Maturing December 21, 2027(9)(11)	ISK	4,000,000	$30,854,563
Total Iceland			$30,854,563

Kenya — 0.1%
Government of Kenya, Term Loan, 7.57%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(2)		$3,134	$3,141,835
Total Kenya			$3,141,835

Tanzania — 2.9%
Government of the United Republic of Tanzania, Term Loan, 7.70%, (6 mo. USD LIBOR + 5.20%), Maturing May 23, 2023(2)		$77,850	$78,720,441

23	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Borrower	Principal Amount (000’s omitted)	Value

Tanzania (continued)
Government of the United Republic of Tanzania, Term Loan, 7.70%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(2)	$50,800	$51,635,914
Total Tanzania		$130,356,355

Total Sovereign Loans (identified cost $198,728,705)		$178,048,212

Credit Linked Notes — 0.1%
Security	Principal Amount (000’s omitted)	Value

Argentina — 0.1%
Desarrolladora Energética SA (Deutsche Bank AG), 9.50%, 7/27/20(3)(12)	$3,000	$2,820,000
Total Argentina		$2,820,000

Total Credit Linked Notes (identified cost $3,026,941)		$2,820,000

Collateralized Mortgage Obligations — 1.2%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Interest Only:(13)
Series 362, Class C6, 3.50%, 12/15/47	$33,817	$7,512,640
Series 362, Class C11, 4.00%, 12/15/47	15,685	3,636,513
Series 2770, Class SH, 4.821%, (7.10% - 1 mo. USD LIBOR), 3/15/34(14)	1,747	278,543
Series 4791, Class JI, 4.00%, 5/15/48	63,516	16,181,779
		$27,609,475
Federal National Mortgage Association:
Interest Only:(13)
Series 424, Class C8, 3.50%, 2/25/48	$47,970	$10,686,732
Series 2010-67, Class BI, 5.50%, 6/25/25	112	2,702
Series 2010-109, Class PS, 4.319%, (6.60% - 1 mo. USD LIBOR), 10/25/40(14)	4,122	604,428
Series 2018-21, Class IO, 3.00%, 4/25/48	49,612	9,764,619
Series 2018-45, Class GI, 4.00%, 6/25/48	15,504	3,916,850
Series 2018-58, Class BI, 4.00%, 8/25/48	8,855	2,250,281
		$27,225,612

Total Collateralized Mortgage Obligations (identified cost $51,487,567)		$54,835,087

Small Business Administration Loans (Interest Only)(15) — 1.1%
Security	Principal Amount (000’s omitted)	Value
1.63%, 11/20/42	$1,271	$87,390
1.88%, 10/30/42 to 12/28/42	11,091	841,890
2.13%, 1/25/43	1,747	149,232
2.24%, 8/15/40	64,565	5,662,830
2.38%, 11/30/42 to 3/1/43	6,331	612,298
2.48%, 10/12/42	261	25,691
2.63%, 10/27/42 to 3/22/43	11,862	1,287,887
2.803%, 10/1/40	137,551	15,736,163
2.88%, 10/27/42 to 2/13/43	10,711	1,295,575
3.028%, 10/12/39	147,218	17,845,743
3.13%, 12/11/42 to 2/15/43	7,759	1,030,333
3.134%, 10/12/42	1,051	130,216
3.38%, 12/18/42	684	102,686
3.63%, 10/27/42 to 3/28/43	23,854	3,736,832
3.634%, 11/22/42	3,292	508,996

Total Small Business Administration Loans (Interest Only) (identified cost $52,086,370)		$49,053,762

Common Stocks — 5.4%
Security	Shares	Value

Cyprus — 0.4%
Bank of Cyprus Holdings PLC(16)(17)	7,349,148	$14,772,979
Bank of Cyprus Holdings PLC(16)(17)	1,075,268	2,132,370
Total Cyprus		$16,905,349

Iceland — 2.6%
Arion Banki HF(3)	26,960,330	$17,399,277
Eik Fasteignafelag HF(16)	124,381,305	7,577,889
Eimskipafelag Islands HF	7,482,270	10,923,640
Hagar HF	36,764,055	14,089,115
Heimavellir HF(16)	143,296,854	1,283,471
Kvika Banki HF(16)	6,228,271	381,631
N1 HF(16)	8,295,400	8,283,889
Reginn HF(16)	59,562,638	9,147,506
Reitir Fasteignafelag HF	29,423,913	17,258,580
Siminn HF	580,482,040	18,090,162
Sjova-Almennar Tryggingar HF	64,439,490	7,472,983
Tryggingamidstodin HF	14,875,159	3,300,029
Vatryggingafelag Islands HF	16,915,706	1,515,262
Total Iceland		$116,723,434

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Japan — 0.6%
Mitsubishi UFJ Financial Group, Inc.	1,412,600	$8,549,745
Mizuho Financial Group, Inc.	2,945,800	5,059,008
Resona Holdings, Inc.	400,400	2,106,118
Sumitomo Mitsui Financial Group, Inc.	175,200	6,821,428
Sumitomo Mitsui Trust Holdings, Inc.	90,700	3,603,826
Total Japan		$26,140,125

Serbia — 0.0%(7)
Komercijalna Banka AD Beograd(16)	91,575	$1,841,085
Total Serbia		$1,841,085

Singapore — 0.3%
Yoma Strategic Holdings, Ltd.	79,369,266	$14,628,893
Total Singapore		$14,628,893

South Korea — 0.2%
Hyundai Mobis Co., Ltd.	5,080	$848,572
Hyundai Motor Co.	9,247	866,101
KB Financial Group, Inc.	20,997	874,403
Naver Corp.	12,720	1,280,959
Samsung Electronics Co., Ltd.	62,750	2,349,096
Samsung SDS Co., Ltd.	4,524	769,548
SK Hynix, Inc.	18,689	1,125,551
SK Telecom Co., Ltd.	4,000	939,842
Total South Korea		$9,054,072

Vietnam — 1.3%
Bank for Foreign Trade of Vietnam JSC	1,526,750	$3,650,232
Bank for Investment and Development of Vietnam JSC(16)	845,160	1,074,859
Bao Viet Holdings	283,140	1,193,598
Binh Minh Plastics JSC	460,800	1,128,899
Coteccons Construction JSC	239,670	1,498,298
Danang Rubber JSC	120,210	108,745
Domesco Medical Import Export JSC	195,910	656,936
FPT Corp.	31,004	55,870
HA TIEN 1 Cement JSC	388,990	203,047
Ho Chi Minh City Infrastructure Investment JSC(16)	1,400,400	1,428,465
Hoa Phat Group JSC(16)	2,196,838	3,801,160
Hoa Sen Group	280,995	111,480
KIDO Group Corp.	673,920	748,920
Kinh Bac City Development Share Holding Corp.(16)	921,600	479,289
Masan Group Corp.(16)	1,399,400	4,993,670
Mobile World Investment Corp.	279,000	1,348,063
PetroVietnam Drilling & Well Services JSC(16)	465,230	329,251

Security		Shares	Value

Vietnam (continued)
PetroVietnam Fertilizer & Chemical JSC		695,170	$560,733
PetroVietnam Gas JSC		297,000	1,322,502
PetroVietnam Nhon Trach 2 Power JSC		1,590,240	1,681,089
PetroVietnam Technical Services Corp.		1,207,281	980,295
Pha Lai Thermal Power JSC		400,170	306,121
Refrigeration Electrical Engineering Corp.		703,160	1,015,185
Saigon - Hanoi Commercial Joint Stock Bank(16)		1,719,602	567,825
Saigon Securities, Inc.		1,202,580	1,482,504
Saigon Thuong Tin Commercial JSB(16)		2,163,900	1,162,850
Tan Tao Investment & Industry JSC(16)		1,920,000	229,609
Viet Capital Securities JSC(16)		806,139	1,814,126
Vietnam Construction and Import-Export JSC		562,200	446,214
Vietnam Dairy Products JSC		984,480	4,911,811
Vietnam Joint Stock Commercial Bank for Industry and Trade		216,000	217,460
Vietnam Prosperity JSC Bank(16)		1,851,282	1,815,796
Vietnam Technological & Commercial Joint Stock Bank(16)		1,408,200	1,736,190
Vingroup JSC(16)		3,896,490	16,318,563
Total Vietnam			$59,379,655

Total Common Stocks (identified cost $296,565,335)			$244,672,613

Warrants — 0.0%(7)
Security		Shares	Value
Almenna Leigufelagid EHF, Exp. 1/25/22, Strike ISK 10.95(9)(16)		22,753,484	$221,631

Total Warrants (identified cost $0)			$221,631

Short-Term Investments — 26.4%

Foreign Government Securities — 7.2%
Security		Principal Amount (000’s omitted)	Value

Argentina — 1.6%
Argentina Treasury Bill, 0.00%, 11/30/18	ARS	2,426,925	$71,827,516
Total Argentina			$71,827,516

Egypt — 4.2%
Egypt Treasury Bill, 0.00%, 12/18/18	EGP	54,225	$2,976,841
Egypt Treasury Bill, 0.00%, 1/15/19	EGP	596,325	32,199,187

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Egypt (continued)
Egypt Treasury Bill, 0.00%, 1/29/19	EGP	301,075	$16,126,766
Egypt Treasury Bill, 0.00%, 4/2/19	EGP	47,250	2,447,236
Egypt Treasury Bill, 0.00%, 4/16/19	EGP	500,700	25,749,867
Egypt Treasury Bill, 0.00%, 4/23/19	EGP	699,275	35,661,854
Egypt Treasury Bill, 0.00%, 6/4/19	EGP	322,950	16,257,523
Egypt Treasury Bill, 0.00%, 7/23/19	EGP	889,225	43,394,875
Egypt Treasury Bill, 0.00%, 8/6/19	EGP	312,625	15,156,032
Total Egypt			$189,970,181

Georgia — 0.1%
Bank of Georgia Promissory Note, 7.59%, 6/4/19	GEL	5,123	$1,893,937
Total Georgia			$1,893,937

Nigeria — 1.3%
Nigeria OMO Bill, 0.00%, 11/8/18	NGN	3,787,516	$10,408,006
Nigeria Treasury Bill, 0.00%, 11/1/18	NGN	16,873,277	46,482,857
Nigeria Treasury Bill, 0.00%, 11/15/18	NGN	240,803	659,900
Nigeria Treasury Bill, 0.00%, 1/3/19	NGN	703,303	1,895,300
Nigeria Treasury Bill, 0.00%, 1/10/19	NGN	399,145	1,072,304
Total Nigeria			$60,518,367

Total Foreign Government Securities (identified cost $339,846,029)			$324,210,001

U.S. Treasury Obligations — 3.0%
Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/29/18(18)		$100,000	$99,831,806
U.S. Treasury Bill, 0.00%, 12/13/18(18)		36,000	35,909,964

Total U.S. Treasury Obligations (identified cost $135,746,337)			$135,741,770

Other — 16.2%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(19)	733,776,070	$733,702,692

Total Other (identified cost $733,776,021)		$733,702,692

Total Short-Term Investments (identified cost $1,209,368,387)		$1,193,654,463

Total Purchased Options and Swaptions — 1.3% (identified cost $57,715,375)		$59,689,384

Total Investments — 101.6% (identified cost $4,850,474,410)		$4,590,053,324

Total Written Options — (0.0)%(7) (premiums received $524,985)		$(34,287)

Other Assets, Less Liabilities — (1.6)%		$(73,080,770)

Net Assets — 100.0%		$4,516,938,267

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $1,261,034,903 or 27.9% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $30,076,767 or 0.7% of the Portfolio’s net assets.

(4)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(5)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(7)	Amount is less than 0.05% or (0.05)%, as applicable.

(8)	When-issued security.

(9)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(10)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

(11)	Fixed-rate loan.

(12)

Security whose performance, including redemption at maturity, is linked to the price of the underlying security. The investment is subject to credit risk of the issuing financial institution (Deutsche Bank AG) in addition to the market risk of the underlying security.

(13)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(14)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2018.
(15)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(16)	Non-income producing security.

(17)	Securities are traded on separate exchanges for the same entity.

(18)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(19)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Purchased Currency Options — 0.6%

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call SEK/Put EUR	BNP Paribas	EUR	51,954,000	SEK	9.68	1/18/19	$25,480
Call SEK/Put EUR	BNP Paribas	EUR	47,210,000	SEK	9.96	4/15/19	240,198
Call SEK/Put EUR	BNP Paribas	EUR	30,685,000	SEK	9.96	4/15/19	156,121
Call SEK/Put EUR	Citibank, N.A.	EUR	53,288,000	SEK	9.67	1/18/19	25,712
Call SEK/Put EUR	Citibank, N.A.	EUR	70,810,000	SEK	9.58	4/12/19	78,599
Call SEK/Put EUR	Citibank, N.A.	EUR	47,190,000	SEK	9.96	4/12/19	235,446
Call SEK/Put EUR	Citibank, N.A.	EUR	23,610,000	SEK	9.96	4/12/19	117,798
Call SEK/Put EUR	Citibank, N.A.	EUR	23,610,000	SEK	9.96	4/12/19	117,798
Call SEK/Put EUR	Deutsche Bank AG	EUR	69,275,000	SEK	9.70	1/16/19	34,367
Call SEK/Put EUR	Deutsche Bank AG	EUR	1,287,000	SEK	9.70	1/16/19	638
Call SEK/Put EUR	Deutsche Bank AG	EUR	61,370,000	SEK	9.56	4/23/19	72,013
Call SEK/Put EUR	Deutsche Bank AG	EUR	49,350,000	SEK	9.56	4/23/19	57,909
Put CNH/Call USD	Bank of America, N.A.	USD	165,000,000	CNH	7.40	11/12/18	22,110
Put CNH/Call USD	Bank of America, N.A.	USD	146,000,000	CNH	6.93	6/26/19	4,166,110
Put CNH/Call USD	Citibank, N.A.	USD	171,500,000	CNH	7.45	11/9/18	12,177
Put CNH/Call USD	Goldman Sachs International	USD	63,100,000	CNH	6.93	6/26/19	1,800,559
Put CNH/Call USD	Goldman Sachs International	USD	82,600,000	CNH	6.95	6/26/19	2,232,182
Put EUR/Call USD	BNP Paribas	EUR	190,568,000	USD	1.13	5/29/19	3,045,600
Put EUR/Call USD	Goldman Sachs International	EUR	163,343,000	USD	1.14	5/27/19	3,339,810
Put MXN/Call USD	Citibank, N.A.	USD	94,535,000	MXN	21.32	5/6/19	3,446,463
Put MXN/Call USD	Citibank, N.A.	USD	44,930,000	MXN	21.32	5/6/19	1,638,013
Put MXN/Call USD	Goldman Sachs International	USD	44,935,000	MXN	21.32	5/6/19	1,638,195
Put MXN/Call USD	Goldman Sachs International	USD	103,985,000	MXN	21.32	5/7/19	3,809,802

Total							$26,313,100

Purchased Interest Rate Swaptions — 0.7%

Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 7/3/38 to pay 3-month USD-LIBOR Rate and receive 3.00%	Bank of America, N.A.	$137,074,000	6/29/28	$5,910,218
Option to enter into interest rate swap expiring 7/3/38 to receive 3-month USD-LIBOR Rate and pay 3.00%	Bank of America, N.A.	137,074,000	6/29/28	9,379,557

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Purchased Interest Rate Swaptions (continued)

Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 7/6/38 to pay 3-month USD-LIBOR Rate and receive 3.01%	Morgan Stanley & Co. International PLC	$55,410,000	7/3/28	$2,403,881
Option to enter into interest rate swap expiring 7/6/38 to receive 3-month USD-LIBOR Rate and pay 3.01%	Morgan Stanley & Co. International PLC	55,410,000	7/3/28	3,771,383
Option to enter into interest rate swap expiring 7/7/38 to pay 3-month USD-LIBOR Rate and receive 2.98%	Morgan Stanley & Co. International PLC	55,409,000	7/5/28	2,362,054
Option to enter into interest rate swap expiring 7/7/38 to receive 3-month USD-LIBOR Rate and pay 2.98%	Morgan Stanley & Co. International PLC	55,409,000	7/5/28	3,831,857
Option to enter into interest rate swap expiring 7/7/38 to pay 3-month USD-LIBOR Rate and receive 2.99%	Goldman Sachs International	51,200,000	7/5/28	2,196,331
Option to enter into interest rate swap expiring 7/7/38 to receive 3-month USD-LIBOR Rate and pay 2.99%	Goldman Sachs International	51,200,000	7/5/28	3,521,003

Total				$33,376,284

Written Currency Options — (0.0)%(7)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Put CNH/Call USD	Deutsche Bank AG	USD	171,500,000	CNH	7.45	11/9/18	$(12,177)
Put CNH/Call USD	Société Générale	USD	165,000,000	CNH	7.40	11/12/18	(22,110)

Total							$(34,287)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	3,797,017	USD	4,318,078	Standard Chartered Bank	11/1/18	$—	$(17,386)
EUR	71,201,456	USD	80,909,775	Standard Chartered Bank	11/1/18	—	(263,421)
EUR	71,201,456	USD	81,041,497	Standard Chartered Bank	11/1/18	—	(395,143)
EUR	142,000	USD	161,275	UBS AG	11/1/18	—	(438)
EUR	19,385,000	USD	22,001,264	UBS AG	11/1/18	—	(44,837)
NZD	846,000	USD	556,025	HSBC Bank USA, N.A.	11/1/18	—	(3,968)
NZD	14,154,000	USD	9,302,575	HSBC Bank USA, N.A.	11/1/18	—	(66,385)
USD	4,317,968	EUR	3,797,017	BNP Paribas	11/1/18	17,275	—
USD	86,354,194	EUR	71,201,456	Standard Chartered Bank	11/1/18	5,707,840	—
USD	80,909,775	EUR	71,201,456	Standard Chartered Bank	11/1/18	263,421	—
USD	22,198,294	EUR	19,527,000	Standard Chartered Bank	11/1/18	81,030	—
USD	9,670,644	NZD	14,154,000	Standard Chartered Bank	11/1/18	434,454	—
USD	578,025	NZD	846,000	Standard Chartered Bank	11/1/18	25,968	—
AUD	15,956,000	USD	11,849,021	State Street Bank and Trust Company	11/2/18	—	(549,778)
AUD	36,634,000	USD	27,204,628	State Street Bank and Trust Company	11/2/18	—	(1,262,257)
NZD	2,939,000	USD	1,918,550	Australia and New Zealand Banking Group Limited	11/2/18	—	(706)

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

NZD	53,629,000	USD	35,008,475	Australia and New Zealand Banking Group Limited	11/2/18	$—	$(12,880)
USD	37,248,445	AUD	52,590,000	Australia and New Zealand Banking Group Limited	11/2/18	6,831	—
USD	36,570,500	NZD	53,629,000	State Street Bank and Trust Company	11/2/18	1,574,905	—
USD	2,004,153	NZD	2,939,000	State Street Bank and Trust Company	11/2/18	86,309	—
ARS	949,914,000	USD	26,386,500	BNP Paribas	11/5/18	—	(25,983)
ARS	859,988,363	USD	23,736,913	Goldman Sachs International	11/5/18	128,130	—
BRL	2,800	USD	701	Standard Chartered Bank	11/5/18	51	—
CZK	1,026,238,000	EUR	39,830,701	Deutsche Bank AG	11/5/18	—	(310,363)
EGP	280,710,000	USD	15,364,532	HSBC Bank USA, N.A.	11/5/18	288,026	—
EUR	39,793,671	PLN	171,071,000	Deutsche Bank AG	11/5/18	499,886	—
IDR	67,840,000,000	USD	4,471,100	Deutsche Bank AG	11/5/18	—	(11,075)
PHP	605,935,000	USD	11,317,003	Bank of America, N.A.	11/5/18	7,826	—
PHP	784,320,000	USD	14,687,090	BNP Paribas	11/5/18	—	(28,273)
PHP	964,000,000	USD	18,030,487	Citibank, N.A.	11/5/18	—	(13,479)
PHP	522,705,000	USD	9,762,523	Deutsche Bank AG	11/5/18	6,751	—
PHP	305,695,000	USD	5,709,443	Deutsche Bank AG	11/5/18	3,948	—
PHP	712,530,000	USD	13,307,870	JPMorgan Chase Bank, N.A.	11/5/18	9,203	—
PHP	855,855,000	USD	15,984,741	Morgan Stanley & Co. International PLC	11/5/18	11,054	—
PHP	1,254,400,000	USD	23,456,506	UBS AG	11/5/18	—	(11,968)
SGD	10,422,700	USD	7,548,688	Deutsche Bank AG	11/5/18	—	(23,645)
USD	17,836,016	ARS	713,797,363	Goldman Sachs International	11/5/18	—	(1,972,164)
USD	27,505,772	ARS	1,096,105,000	Goldman Sachs International	11/5/18	—	(2,911,608)
USD	753	BRL	2,800	Standard Chartered Bank	11/5/18	1	—
USD	15,675,030	EGP	280,710,000	HSBC Bank USA, N.A.	11/5/18	22,472	—
USD	4,458,172	IDR	67,840,000,000	Citibank, N.A.	11/5/18	—	(1,853)
USD	11,230,377	PHP	605,935,000	Bank of America, N.A.	11/5/18	—	(94,452)
USD	14,648,687	PHP	784,320,000	BNP Paribas	11/5/18	—	(10,130)
USD	18,004,557	PHP	964,000,000	Citibank, N.A.	11/5/18	—	(12,451)
USD	5,604,455	PHP	305,695,000	Deutsche Bank AG	11/5/18	—	(108,936)
USD	9,597,962	PHP	522,705,000	Deutsche Bank AG	11/5/18	—	(171,312)
USD	13,209,677	PHP	712,530,000	JPMorgan Chase Bank, N.A.	11/5/18	—	(107,396)
USD	15,797,970	PHP	855,855,000	Morgan Stanley & Co. International PLC	11/5/18	—	(197,825)
USD	23,428,337	PHP	1,254,400,000	UBS AG	11/5/18	—	(16,201)
USD	22,311,993	SGD	30,633,809	Deutsche Bank AG	11/5/18	194,815	—
USD	149	SGD	204	Deutsche Bank AG	11/5/18	1	—
USD	4,424,102	UYU	145,230,000	Citibank, N.A.	11/5/18	926	—
USD	12,344,820	UYU	405,243,408	JPMorgan Chase Bank, N.A.	11/5/18	2,583	—
USD	6,832,790	UYU	229,718,408	JPMorgan Chase Bank, N.A.	11/5/18	—	(163,595)
USD	9,450,648	UYU	320,755,000	JPMorgan Chase Bank, N.A.	11/5/18	—	(318,380)
UYU	145,230,000	USD	4,956,655	Citibank, N.A.	11/5/18	—	(533,479)
UYU	229,718,408	USD	6,997,850	JPMorgan Chase Bank, N.A.	11/5/18	—	(1,464)
UYU	320,755,000	USD	9,771,073	JPMorgan Chase Bank, N.A.	11/5/18	—	(2,045)
UYU	405,243,408	USD	13,607,905	JPMorgan Chase Bank, N.A.	11/5/18	—	(1,265,668)

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

CZK	2,134,825,000	EUR	82,684,264	Goldman Sachs International	11/6/18	$—	$(454,049)
EUR	81,570,831	PLN	351,244,000	Goldman Sachs International	11/6/18	880,406	—
CZK	1,050,671,365	EUR	40,689,000	Goldman Sachs International	11/7/18	—	(220,443)
EUR	40,779,727	PLN	176,245,900	Goldman Sachs International	11/7/18	273,951	—
JPY	3,697,221,000	USD	32,777,218	Standard Chartered Bank	11/8/18	2,968	—
JPY	7,329,222,294	USD	65,996,329	Standard Chartered Bank	11/8/18	—	(1,014,205)
RSD	536,378,145	EUR	4,510,700	Citibank, N.A.	11/8/18	24,169	—
USD	7,135,075	EUR	6,038,997	Deutsche Bank AG	11/8/18	291,846	—
USD	3,302,549	EUR	2,797,182	Deutsche Bank AG	11/8/18	132,857	—
USD	1,319,808	EUR	1,098,494	Deutsche Bank AG	11/8/18	75,024	—
USD	1,377,491	EUR	1,155,128	Deutsche Bank AG	11/8/18	68,530	—
USD	1,573,152	EUR	1,333,180	Deutsche Bank AG	11/8/18	62,429	—
USD	1,165,837	EUR	983,000	Deutsche Bank AG	11/8/18	51,929	—
USD	697,114	EUR	584,732	Deutsche Bank AG	11/8/18	34,512	—
USD	270,783	EUR	226,999	Deutsche Bank AG	11/8/18	13,553	—
USD	9,236,499	UYU	311,270,000	Citibank, N.A.	11/8/18	—	(238,205)
UYU	311,270,000	USD	10,018,346	Citibank, N.A.	11/8/18	—	(543,642)
AUD	18,700,000	USD	13,902,812	Standard Chartered Bank	11/9/18	—	(659,283)
RSD	207,179,000	EUR	1,742,025	Deutsche Bank AG	11/9/18	9,464	—
THB	791,605,469	USD	23,857,910	Deutsche Bank AG	11/9/18	24,473	—
THB	349,776,067	USD	10,522,746	JPMorgan Chase Bank, N.A.	11/9/18	29,842	—
THB	473,529,582	USD	14,275,839	Standard Chartered Bank	11/9/18	10,337	—
THB	232,744,000	USD	7,002,979	UBS AG	11/9/18	18,804	—
USD	122,800,360	EUR	105,553,000	Standard Chartered Bank	11/9/18	3,181,331	—
USD	13,493,686	NZD	20,000,000	Standard Chartered Bank	11/9/18	441,489	—
USD	24,928,530	THB	791,605,470	Deutsche Bank AG	11/9/18	1,046,147	—
USD	11,014,713	THB	349,776,067	JPMorgan Chase Bank, N.A.	11/9/18	462,125	—
USD	14,898,832	THB	473,529,582	Standard Chartered Bank	11/9/18	612,656	—
ILS	460,730,000	USD	127,794,189	Goldman Sachs International	11/13/18	—	(3,821,232)
MAD	83,640,000	USD	8,410,256	BNP Paribas	11/13/18	313,542	—
MAD	33,450,000	USD	3,373,676	BNP Paribas	11/13/18	115,217	—
RSD	602,457,800	EUR	5,071,010	Deutsche Bank AG	11/13/18	19,538	—
USD	793,046	UYU	26,281,534	Citibank, N.A.	11/13/18	—	(6,169)
USD	5,075,984	UYU	168,776,466	Citibank, N.A.	11/13/18	—	(56,466)
USD	5,075,984	UYU	168,776,466	Citibank, N.A.	11/13/18	—	(56,466)
USD	20,593,554	ZAR	302,769,300	Citibank, N.A.	11/13/18	97,307	—
UYU	195,058,000	USD	6,278,017	Citibank, N.A.	11/13/18	—	(346,353)
EUR	14,896,661	SEK	155,090,910	JPMorgan Chase Bank, N.A.	11/14/18	—	(75,328)
SEK	155,090,910	EUR	14,877,030	JPMorgan Chase Bank, N.A.	11/14/18	97,584	—
AUD	24,700,000	USD	18,011,932	Australia and New Zealand Banking Group Limited	11/15/18	—	(518,093)
EUR	12,435,500	USD	14,685,579	Deutsche Bank AG	11/15/18	—	(586,401)
JPY	2,640,872,000	USD	23,434,423	Goldman Sachs International	11/15/18	—	(8,471)
JPY	2,991,768,680	USD	26,549,109	Goldman Sachs International	11/15/18	—	(10,515)
JPY	1,210,590,000	USD	10,938,836	Goldman Sachs International	11/15/18	—	(200,253)

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

NZD	50,654	USD	33,393	Australia and New Zealand Banking Group Limited	11/15/18	$—	$(334)
USD	17,358,305	EUR	14,503,931	Deutsche Bank AG	11/15/18	913,971	—
USD	15,721,424	EUR	13,128,099	Deutsche Bank AG	11/15/18	836,987	—
USD	14,285,437	EUR	12,012,241	Deutsche Bank AG	11/15/18	666,143	—
USD	9,127,390	EUR	7,649,826	Deutsche Bank AG	11/15/18	454,135	—
USD	8,904,475	EUR	7,503,813	Deutsche Bank AG	11/15/18	396,767	—
USD	11,892,945	EUR	10,173,301	Deutsche Bank AG	11/15/18	358,613	—
USD	7,609,514	EUR	6,436,958	Deutsche Bank AG	11/15/18	311,390	—
USD	2,451,344	EUR	2,053,654	Deutsche Bank AG	11/15/18	122,943	—
USD	1,705,512	EUR	1,444,823	Deutsche Bank AG	11/15/18	67,394	—
USD	684,507	EUR	577,156	Deutsche Bank AG	11/15/18	30,136	—
USD	31,226,607	JPY	3,455,817,321	Goldman Sachs International	11/15/18	571,652	—
USD	18,039,727	NZD	27,364,347	Australia and New Zealand Banking Group Limited	11/15/18	180,596	—
USD	4,271,346	UYU	141,168,000	JPMorgan Chase Bank, N.A.	11/15/18	—	(19,895)
UYU	141,168,000	USD	4,390,918	Citibank, N.A.	11/15/18	—	(99,676)
BRL	54,393,000	USD	13,286,028	Standard Chartered Bank	11/16/18	1,311,693	—
GEL	28,184,000	USD	10,000,000	VTB Capital PLC	11/16/18	398,391	—
RSD	2,118,450,000	EUR	17,863,648	Deutsche Bank AG	11/16/18	27,133	—
USD	13,420,429	BRL	54,393,000	Citibank, N.A.	11/16/18	—	(1,177,292)
USD	5,000,000	GEL	12,625,000	VTB Capital PLC	11/16/18	342,049	—
USD	5,000,000	GEL	12,645,000	VTB Capital PLC	11/16/18	334,670	—
USD	1,089,346	GEL	2,914,000	VTB Capital PLC	11/16/18	14,235	—
RSD	343,759,228	EUR	2,897,792	Citibank, N.A.	11/19/18	4,637	—
RSD	338,868,000	EUR	2,858,319	Citibank, N.A.	11/19/18	2,577	—
UGX	6,763,456,000	USD	1,773,789	Standard Chartered Bank	11/19/18	21,687	—
AUD	9,672,000	USD	7,109,549	Credit Suisse International	11/20/18	—	(258,987)
AUD	12,561,995	USD	9,135,690	Standard Chartered Bank	11/20/18	—	(238,179)
EUR	88,015,000	USD	102,762,353	Deutsche Bank AG	11/20/18	—	(2,933,815)
EUR	88,015,000	USD	102,816,483	Deutsche Bank AG	11/20/18	—	(2,987,944)
JPY	8,613,102,000	USD	78,413,201	Standard Chartered Bank	11/20/18	—	(1,983,385)
USD	25,116,027	ARS	947,376,525	Goldman Sachs International	11/20/18	—	(688,975)
USD	26,347,025	ARS	1,060,994,699	JPMorgan Chase Bank, N.A.	11/20/18	—	(2,552,751)
USD	180,108,733	EUR	155,697,000	Deutsche Bank AG	11/20/18	3,513,789	—
USD	23,587,907	EUR	20,333,000	Deutsche Bank AG	11/20/18	525,773	—
USD	19,467,182	NZD	29,553,000	Goldman Sachs International	11/20/18	178,842	—
USD	9,103,745	NZD	13,806,567	Standard Chartered Bank	11/20/18	92,621	—
UGX	6,767,004,000	USD	1,773,789	Standard Chartered Bank	11/26/18	20,154	—
USD	18,835,566	MYR	77,320,000	Goldman Sachs International	11/26/18	376,634	—
USD	19,196,102	MYR	78,800,000	UBS AG	11/26/18	383,844	—
USD	12,887,165	ZAR	187,642,400	Goldman Sachs International	11/26/18	204,875	—
USD	8,196,393	ZAR	119,394,400	Goldman Sachs International	11/26/18	126,819	—
EGP	356,590,000	USD	19,332,610	HSBC Bank USA, N.A.	11/27/18	439,411	—
KRW	8,833,300,000	USD	7,840,671	Deutsche Bank AG	11/28/18	—	(94,519)

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	53,318,320	KRW	59,735,180,000	Barclays Bank PLC	11/28/18	$934,974	$—
USD	14,580,484	KRW	16,338,890,000	Citibank, N.A.	11/28/18	252,482	—
EUR	4,573,214	USD	5,185,841	Standard Chartered Bank	11/29/18	4,801	—
EUR	2,902,146	USD	3,301,075	Standard Chartered Bank	11/29/18	—	(7,111)
USD	153,975,110	EUR	129,060,064	Standard Chartered Bank	11/29/18	7,490,671	—
USD	8,829,728	UYU	301,650,000	Citibank, N.A.	11/29/18	—	(315,383)
UYU	301,650,000	USD	9,995,030	Citibank, N.A.	11/29/18	—	(849,919)
COP	103,317,580,000	USD	34,779,171	UBS AG	11/30/18	—	(2,729,545)
IDR	312,988,100,000	USD	21,159,282	Deutsche Bank AG	11/30/18	—	(674,189)
IDR	313,378,900,000	USD	21,170,674	Standard Chartered Bank	11/30/18	—	(660,003)
NOK	66,446,000	EUR	6,790,805	JPMorgan Chase Bank, N.A.	11/30/18	183,031	—
NOK	93,289,000	EUR	9,792,508	JPMorgan Chase Bank, N.A.	11/30/18	—	(36,266)
RSD	1,265,896,000	EUR	10,651,064	Citibank, N.A.	11/30/18	28,805	—
THB	1,192,295,000	USD	35,935,230	Goldman Sachs International	11/30/18	54,303	—
THB	1,311,705,000	USD	39,531,810	Standard Chartered Bank	11/30/18	62,125	—
USD	5,515,533	IDR	83,549,300,000	Deutsche Bank AG	11/30/18	47,226	—
USD	17,240,402	IDR	261,450,700,000	Goldman Sachs International	11/30/18	128,436	—
USD	15,219,871	IDR	232,711,830,000	Goldman Sachs International	11/30/18	—	(11,134)
USD	3,180,908	IDR	48,655,170,000	Standard Chartered Bank	11/30/18	—	(3,576)
AUD	49,398,991	USD	35,632,480	Australia and New Zealand Banking Group Limited	12/3/18	—	(639,218)
GEL	28,419,000	USD	10,000,000	VTB Capital PLC	12/3/18	459,698	—
RSD	541,011,159	EUR	4,563,569	Citibank, N.A.	12/3/18	—	(2,126)
USD	25,432,771	ARS	949,914,000	BNP Paribas	12/3/18	—	(34,092)
USD	22,908,587	ARS	859,988,363	Goldman Sachs International	12/3/18	—	(147,401)
USD	5,000,000	GEL	13,300,000	VTB Capital PLC	12/3/18	104,895	—
USD	5,000,000	GEL	13,470,000	VTB Capital PLC	12/3/18	42,326	—
USD	614,153	GEL	1,649,000	VTB Capital PLC	12/3/18	7,233	—
USD	35,644,750	NZD	53,790,000	Australia and New Zealand Banking Group Limited	12/3/18	533,874	—
USD	6,068,099	NZD	8,895,223	HSBC Bank USA, N.A.	12/3/18	261,832	—
USD	2,741,020	NZD	4,018,060	HSBC Bank USA, N.A.	12/3/18	118,272	—
GEL	28,262,000	USD	10,000,000	Société Générale	12/4/18	400,370	—
ILS	379,186,000	USD	104,481,980	Goldman Sachs International	12/4/18	—	(2,288,236)
NOK	1,022,448,000	EUR	108,104,496	State Street Bank and Trust Company	12/4/18	—	(1,301,769)
NOK	272,670,000	EUR	28,825,606	The Toronto-Dominion Bank	12/4/18	—	(342,530)
USD	10,954,264	GEL	28,262,000	Société Générale	12/4/18	553,894	—
EGP	283,780,000	USD	15,364,375	HSBC Bank USA, N.A.	12/5/18	337,182	—
COP	13,345,322,000	USD	4,287,309	Citibank, N.A.	12/6/18	—	(148,568)
USD	5,604,861	EUR	4,683,891	Standard Chartered Bank	12/6/18	285,141	—
USD	12,153,743	QAR	45,218,000	Standard Chartered Bank	12/6/18	—	(223,391)
COP	182,556,708,000	USD	58,574,658	Credit Agricole Corporate and Investment Bank	12/7/18	—	(1,960,917)
USD	18,575,142	NZD	28,230,000	Goldman Sachs International	12/7/18	147,350	—
USD	23,108,913	ZAR	360,915,000	Standard Chartered Bank	12/7/18	—	(1,251,017)

32	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

AUD	33,173,142	USD	23,850,693	Australia and New Zealand Banking Group Limited	12/10/18	$—	$(349,565)
QAR	43,521,000	USD	11,908,228	Standard Chartered Bank	12/10/18	4,835	—
USD	14,656,527	NZD	22,237,047	Australia and New Zealand Banking Group Limited	12/10/18	140,215	—
USD	8,157,555	NZD	12,376,734	Australia and New Zealand Banking Group Limited	12/10/18	78,041	—
USD	4,861,870	QAR	18,074,000	Standard Chartered Bank	12/10/18	—	(85,551)
USD	4,861,477	QAR	18,109,000	Standard Chartered Bank	12/10/18	—	(95,525)
USD	4,861,477	QAR	18,109,000	Standard Chartered Bank	12/10/18	—	(95,525)
AUD	12,656,000	USD	9,016,527	Australia and New Zealand Banking Group Limited	12/12/18	—	(50,319)
USD	8,941,533	NZD	13,670,000	Australia and New Zealand Banking Group Limited	12/12/18	17,548	—
AUD	22,570,000	USD	16,217,831	Citibank, N.A.	12/13/18	—	(227,812)
AUD	12,686,000	USD	8,997,609	HSBC Bank USA, N.A.	12/13/18	—	(10,042)
AUD	12,626,436	USD	8,962,686	HSBC Bank USA, N.A.	12/13/18	—	(17,318)
COP	36,149,401,000	USD	11,632,017	Goldman Sachs International	12/13/18	—	(423,862)
EUR	512,994	USD	596,891	Goldman Sachs International	12/13/18	—	(13,795)
EUR	4,734,500	USD	5,415,676	Goldman Sachs International	12/13/18	—	(34,188)
EUR	1,694,260	USD	1,971,348	Goldman Sachs International	12/13/18	—	(45,560)
MAD	48,799,000	USD	4,904,422	Société Générale	12/13/18	160,307	—
MAD	48,627,000	USD	4,904,387	Société Générale	12/13/18	142,490	—
USD	12,912,279	AUD	18,100,000	Citibank, N.A.	12/13/18	89,092	—
USD	109,729,300	EUR	92,146,000	Goldman Sachs International	12/13/18	4,991,175	—
USD	10,607,353	NZD	16,372,000	Australia and New Zealand Banking Group Limited	12/13/18	—	(80,676)
USD	25,127,998	NZD	38,784,000	Australia and New Zealand Banking Group Limited	12/13/18	—	(191,115)
USD	8,923,243	NZD	13,709,000	HSBC Bank USA, N.A.	12/13/18	—	(26,317)
USD	8,869,988	NZD	13,632,000	HSBC Bank USA, N.A.	12/13/18	—	(29,305)
USD	3,030,307	QAR	11,198,500	Credit Agricole Corporate and Investment Bank	12/13/18	—	(35,158)
USD	4,636,241	QAR	17,168,000	Standard Chartered Bank	12/13/18	—	(63,308)
COP	35,518,739,000	USD	11,590,765	Credit Agricole Corporate and Investment Bank	12/14/18	—	(578,532)
INR	438,510,000	USD	6,029,286	Standard Chartered Bank	12/14/18	—	(139,082)
INR	1,964,265,000	USD	27,013,202	UBS AG	12/14/18	—	(628,577)
MAD	62,616,000	USD	6,315,280	Société Générale	12/14/18	182,459	—
USD	21,999,728	INR	1,615,990,000	Barclays Bank PLC	12/14/18	293,242	—
USD	10,714,762	INR	786,785,000	Citibank, N.A.	12/14/18	146,419	—
USD	3,109,503	UYU	105,692,000	Citibank, N.A.	12/14/18	—	(85,218)
USD	6,914,826	UYU	233,244,000	JPMorgan Chase Bank, N.A.	12/14/18	—	(135,370)
UYU	338,936,000	USD	10,496,624	Citibank, N.A.	12/14/18	—	(251,707)
AUD	37,600,000	USD	27,159,130	Standard Chartered Bank	12/17/18	—	(519,653)
USD	30,459,257	KRW	34,056,495,000	Barclays Bank PLC	12/17/18	582,954	—
USD	18,522,195	KRW	20,687,625,000	Goldman Sachs International	12/17/18	373,829	—

33	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	27,016,884	NZD	41,000,000	Standard Chartered Bank	12/17/18	$249,738	$—
USD	2,317,886	QAR	8,553,000	BNP Paribas	12/17/18	—	(23,488)
EGP	154,500,000	USD	8,387,622	HSBC Bank USA, N.A.	12/18/18	128,200	—
USD	4,425,953	OMR	1,835,000	BNP Paribas	12/19/18	—	(338,342)
USD	5,384,959	QAR	19,870,500	BNP Paribas	12/19/18	—	(54,667)
EUR	29,243,490	USD	33,923,911	Deutsche Bank AG	12/20/18	—	(657,645)
USD	50,048,751	EUR	42,260,910	Deutsche Bank AG	12/20/18	1,974,370	—
USD	13,687,319	EUR	11,798,904	Deutsche Bank AG	12/20/18	265,341	—
USD	98,107,167	NZD	149,079,780	BNP Paribas	12/20/18	775,603	—
USD	4,630,638	NZD	7,036,535	BNP Paribas	12/20/18	36,608	—
USD	24,384,554	ZAR	366,395,000	Goldman Sachs International	12/20/18	—	(304,362)
COP	84,555,626,000	USD	27,849,162	UBS AG	12/21/18	—	(1,639,937)
COP	92,033,335,000	USD	30,362,013	UBS AG	12/21/18	—	(1,834,965)
EUR	10,701,284	HUF	3,460,820,000	Goldman Sachs International	12/21/18	55,107	—
USD	12,258,053	EUR	10,701,284	Goldman Sachs International	12/21/18	83,297	—
USD	26,525,046	BHD	10,114,000	Credit Agricole Corporate and Investment Bank	12/27/18	—	(274,106)
USD	13,260,968	BHD	5,100,500	Credit Agricole Corporate and Investment Bank	12/31/18	—	(252,676)
USD	7,306,489	BHD	2,803,500	Standard Chartered Bank	12/31/18	—	(121,312)
THB	627,030,000	USD	19,460,290	Goldman Sachs International	1/3/19	—	(503,656)
THB	1,180,950,000	USD	36,652,700	Standard Chartered Bank	1/3/19	—	(949,725)
INR	1,544,050,000	USD	21,174,575	Deutsche Bank AG	1/7/19	—	(504,981)
INR	1,498,400,000	USD	20,506,364	Goldman Sachs International	1/7/19	—	(447,868)
INR	1,565,245,000	USD	21,446,119	Goldman Sachs International	1/7/19	—	(492,796)
INR	1,999,130,000	USD	27,374,093	JPMorgan Chase Bank, N.A.	1/7/19	—	(612,521)
UGX	7,723,730,000	USD	1,900,057	Standard Chartered Bank	1/7/19	130,492	—
USD	45,173,116	INR	3,327,000,000	Bank of America, N.A.	1/7/19	635,867	—
USD	2,299,525	INR	169,360,000	Bank of America, N.A.	1/7/19	32,369	—
USD	31,312,076	INR	2,307,700,000	JPMorgan Chase Bank, N.A.	1/7/19	419,798	—
USD	2,684,735	INR	197,865,000	JPMorgan Chase Bank, N.A.	1/7/19	35,994	—
USD	8,207,598	INR	604,900,000	Standard Chartered Bank	1/7/19	110,038	—
USD	5,139,633	QAR	18,901,000	BNP Paribas	1/8/19	—	(35,443)
USD	5,139,905	QAR	18,902,000	BNP Paribas	1/8/19	—	(35,445)
AUD	45,109,000	USD	31,973,710	BNP Paribas	1/9/19	—	(4,767)
USD	31,959,080	NZD	49,326,266	BNP Paribas	1/9/19	—	(253,368)
USD	10,279,538	QAR	37,803,000	BNP Paribas	1/9/19	—	(70,952)
EUR	5,682,000	USD	6,712,431	Deutsche Bank AG	1/10/19	—	(234,757)
EUR	16,857,000	USD	19,696,056	Deutsche Bank AG	1/10/19	—	(478,501)
EUR	65,380,000	USD	77,913,346	Deutsche Bank AG	1/10/19	—	(3,377,916)
QAR	23,360,000	USD	6,400,000	BNP Paribas	1/10/19	—	(3,975)
USD	88,677,628	EUR	76,120,096	Deutsche Bank AG	1/10/19	1,898,122	—
USD	2,569,898	QAR	9,476,500	BNP Paribas	1/10/19	—	(24,791)
USD	2,570,305	QAR	9,478,000	BNP Paribas	1/10/19	—	(24,795)
USD	5,139,566	QAR	18,965,000	BNP Paribas	1/10/19	—	(53,097)

34	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	11,135,070	QAR	41,132,950	Standard Chartered Bank	1/10/19	$—	$(127,232)
SEK	845,706,500	EUR	80,732,621	Standard Chartered Bank	1/11/19	1,024,372	—
INR	2,312,400,000	USD	31,151,825	Barclays Bank PLC	1/14/19	—	(226,487)
INR	1,474,390,000	USD	19,857,104	Deutsche Bank AG	1/14/19	—	(139,058)
INR	1,939,740,000	USD	26,140,287	Goldman Sachs International	1/14/19	—	(198,791)
INR	1,494,780,000	USD	20,139,854	UBS AG	1/14/19	—	(149,119)
KRW	17,845,212,332	USD	16,000,370	UBS AG	1/14/19	—	(329,033)
UGX	7,822,362,000	USD	1,996,519	Citibank, N.A.	1/14/19	57,043	—
USD	21,175,983	INR	1,596,775,000	Citibank, N.A.	1/14/19	—	(178,803)
USD	31,337,590	INR	2,363,340,000	Citibank, N.A.	1/14/19	—	(269,005)
USD	21,673,848	INR	1,634,750,000	JPMorgan Chase Bank, N.A.	1/14/19	—	(188,804)
USD	21,553,737	INR	1,626,445,000	UBS AG	1/14/19	—	(197,846)
USD	26,242,733	KRW	29,115,000,000	Deutsche Bank AG	1/14/19	674,476	—
USD	7,995,854	KRW	8,871,000,000	Deutsche Bank AG	1/14/19	205,505	—
USD	35,573,504	KRW	39,419,000,000	Goldman Sachs International	1/14/19	956,465	—
USD	10,839,274	KRW	12,011,000,000	Goldman Sachs International	1/14/19	291,435	—
USD	29,509,599	KRW	32,894,350,000	JPMorgan Chase Bank, N.A.	1/14/19	622,387	—
USD	8,991,123	KRW	10,022,404,316	JPMorgan Chase Bank, N.A.	1/14/19	189,632	—
USD	9,848,270	UYU	335,826,000	Citibank, N.A.	1/14/19	—	(245,689)
UYU	335,826,000	USD	11,391,655	Citibank, N.A.	1/14/19	—	(1,297,697)
SEK	392,397,000	EUR	37,872,272	Goldman Sachs International	1/15/19	3,432	—
USD	3,240,972	QAR	11,936,500	BNP Paribas	1/16/19	—	(27,393)
USD	17,601,914	EUR	14,845,542	Standard Chartered Bank	1/17/19	667,295	—
USD	5,081,122	EUR	4,338,760	Standard Chartered Bank	1/17/19	131,808	—
USD	794,241	EUR	678,201	Standard Chartered Bank	1/17/19	20,603	—
USD	256,951	EUR	216,714	Standard Chartered Bank	1/17/19	9,741	—
JPY	3,930,861,240	USD	35,109,201	UBS AG	1/18/19	—	(33,425)
UGX	7,328,920,000	USD	1,898,684	Citibank, N.A.	1/18/19	23,779	—
EGP	98,684,000	USD	5,364,719	BNP Paribas	1/22/19	19,388	—
EGP	113,530,000	USD	6,180,185	HSBC Bank USA, N.A.	1/22/19	13,905	—
EUR	1,820,483	PLN	7,859,500	JPMorgan Chase Bank, N.A.	1/22/19	24,482	—
ILS	97,281,200	USD	26,843,598	JPMorgan Chase Bank, N.A.	1/22/19	—	(523,495)
MAD	49,050,000	USD	5,109,375	BNP Paribas	1/22/19	—	(50,939)
MAD	51,221,000	USD	5,371,893	BNP Paribas	1/22/19	—	(89,566)
NOK	280,587,000	EUR	29,531,485	Deutsche Bank AG	1/22/19	—	(288,054)
NOK	154,384,000	EUR	16,306,694	HSBC Bank USA, N.A.	1/22/19	—	(224,615)
USD	2,092,450	EUR	1,820,483	JPMorgan Chase Bank, N.A.	1/22/19	14,894	—
USD	4,969,807	KZT	1,838,580,000	Citibank, N.A.	1/22/19	86,715	—
USD	12,655,950	MYR	52,750,000	Goldman Sachs International	1/22/19	65,268	—
EUR	20,184,794	RON	97,563,200	Citibank, N.A.	1/23/19	—	(631,978)
EUR	20,356,038	RON	98,441,800	Deutsche Bank AG	1/23/19	—	(649,685)
EUR	12,366,086	RON	59,654,000	JPMorgan Chase Bank, N.A.	1/23/19	—	(358,677)
OMR	4,238,000	USD	10,996,367	BNP Paribas	1/23/19	—	(259)
RON	70,210,000	EUR	14,881,306	Deutsche Bank AG	1/23/19	48,945	—
UGX	14,600,514,000	USD	3,797,372	Citibank, N.A.	1/23/19	28,644	—

35	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	10,249,093	OMR	4,238,000	BNP Paribas	1/23/19	$—	$(747,015)
AUD	31,432,858	USD	22,341,281	JPMorgan Chase Bank, N.A.	1/24/19	—	(59,679)
COP	53,496,296,000	USD	17,245,465	JPMorgan Chase Bank, N.A.	1/24/19	—	(681,316)
EUR	10,723,388	USD	12,379,991	Standard Chartered Bank	1/24/19	—	(140,227)
JPY	3,959,072,106	USD	35,364,330	Standard Chartered Bank	1/24/19	—	(19,771)
USD	186,199,025	EUR	161,283,191	Standard Chartered Bank	1/24/19	2,109,052	—
USD	22,264,345	JPY	2,492,515,657	Standard Chartered Bank	1/24/19	12,447	—
USD	18,015,044	NZD	27,364,347	Australia and New Zealand Banking Group Limited	1/24/19	141,462	—
USD	10,251,511	OMR	4,239,000	BNP Paribas	1/24/19	—	(746,975)
COP	53,949,488,000	USD	17,290,394	Standard Chartered Bank	1/25/19	—	(586,419)
EUR	789,716	USD	933,034	JPMorgan Chase Bank, N.A.	1/25/19	—	(31,568)
EUR	16,370,000	USD	19,044,776	JPMorgan Chase Bank, N.A.	1/25/19	—	(358,313)
USD	68,654,456	EUR	58,108,860	JPMorgan Chase Bank, N.A.	1/25/19	2,322,810	—
USD	14,423,465	NZD	21,989,000	Australia and New Zealand Banking Group Limited	1/25/19	60,721	—
USD	6,089,091	NZD	9,283,000	Australia and New Zealand Banking Group Limited	1/25/19	25,634	—
EUR	11,831,231	RON	57,387,385	BNP Paribas	1/28/19	—	(411,817)
EUR	16,800,744	RON	81,282,000	Deutsche Bank AG	1/28/19	—	(533,851)
KZT	5,019,140,000	USD	13,313,369	Citibank, N.A.	1/28/19	4,979	—
RON	45,843,500	EUR	9,716,046	Deutsche Bank AG	1/28/19	26,683	—
TRY	111,835,380	USD	26,831,905	Deutsche Bank AG	1/28/19	—	(7,847,700)
TRY	111,835,050	USD	26,825,390	Standard Chartered Bank	1/28/19	—	(7,841,241)
USD	10,818,716	HUF	3,040,195,506	Goldman Sachs International	1/28/19	134,804	—
USD	2,904,146	KZT	994,670,000	Deutsche Bank AG	1/28/19	264,777	—
USD	1,082,219	KZT	370,660,000	Deutsche Bank AG	1/28/19	98,668	—
USD	6,012,786	KZT	2,276,140,000	Deutsche Bank AG	1/28/19	—	(26,979)
USD	3,681,149	KZT	1,377,670,000	Standard Chartered Bank	1/28/19	25,485	—
USD	2,497,316	PLN	9,396,913	Goldman Sachs International	1/28/19	42,253	—
USD	26,819,036	TRY	111,835,380	Deutsche Bank AG	1/28/19	7,834,831	—
USD	26,851,152	TRY	111,835,050	Standard Chartered Bank	1/28/19	7,867,004	—
USD	10,000,000	UYU	340,200,000	JPMorgan Chase Bank, N.A.	1/28/19	—	(203,959)
USD	7,180,309	UYU	246,500,000	JPMorgan Chase Bank, N.A.	1/28/19	—	(213,213)
UYU	586,700,000	USD	18,562,931	HSBC Bank USA, N.A.	1/28/19	—	(965,451)
AUD	3,777,903	USD	2,683,930	Standard Chartered Bank	1/29/19	—	(5,713)
COP	65,148,969,319	USD	20,600,139	Goldman Sachs International	1/29/19	—	(430,951)
EUR	154,073	USD	176,460	Standard Chartered Bank	1/29/19	—	(524)
NOK	250,325,000	EUR	26,276,669	Bank of America, N.A.	1/29/19	—	(186,584)
NZD	14,877,986	USD	9,751,642	JPMorgan Chase Bank, N.A.	1/29/19	—	(33,177)
SEK	402,863,000	EUR	38,881,308	Goldman Sachs International	1/29/19	2,720	—
USD	22,814,665	NZD	34,895,000	HSBC Bank USA, N.A.	1/29/19	20,865	—
USD	5,583,529	NZD	8,540,000	HSBC Bank USA, N.A.	1/29/19	5,106	—
USD	33,118	NZD	50,654	HSBC Bank USA, N.A.	1/29/19	30	—
USD	9,752,039	NZD	14,878,592	JPMorgan Chase Bank, N.A.	1/29/19	33,178	—

36	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	18,978,120	RUB	1,255,507,000	Standard Chartered Bank	1/29/19	$101,785	$—
KRW	12,580,600,000	USD	11,342,048	JPMorgan Chase Bank, N.A.	1/30/19	—	(287,093)
USD	14,380,776	KRW	16,338,000,000	Goldman Sachs International	1/30/19	24,080	—
USD	3,455,103	KRW	3,832,400,000	JPMorgan Chase Bank, N.A.	1/30/19	87,457	—
EUR	19,527,000	USD	22,387,315	Standard Chartered Bank	1/31/19	—	(85,594)
EUR	22,286,900	USD	25,640,410	Standard Chartered Bank	1/31/19	—	(186,616)
NOK	185,278,000	EUR	19,367,938	HSBC Bank USA, N.A.	1/31/19	—	(47,847)
USD	132,198,304	EUR	114,173,702	Standard Chartered Bank	1/31/19	1,800,903	—
USD	81,725,031	EUR	71,201,456	Standard Chartered Bank	1/31/19	406,088	—
EUR	3,744,045	RON	18,075,500	BNP Paribas	2/1/19	—	(107,830)
EUR	18,837,156	RON	91,102,139	BNP Paribas	2/1/19	—	(581,355)
EUR	39,612,963	RON	191,598,000	Citibank, N.A.	2/1/19	—	(1,226,865)
EUR	8,070,104	RON	39,047,200	Deutsche Bank AG	2/1/19	—	(253,367)
EUR	6,108,600	USD	7,028,280	Standard Chartered Bank	2/1/19	—	(51,068)
EUR	8,070,000	USD	9,576,177	Standard Chartered Bank	2/1/19	—	(358,663)
USD	94,462,460	EUR	79,909,366	Standard Chartered Bank	2/1/19	3,190,378	—
USD	24,638,415	EUR	20,842,567	Standard Chartered Bank	2/1/19	832,139	—
USD	9,312,822	NZD	14,154,000	HSBC Bank USA, N.A.	2/1/19	66,928	—
USD	556,638	NZD	846,000	HSBC Bank USA, N.A.	2/1/19	4,000	—
AUD	52,590,000	USD	37,291,569	Australia and New Zealand Banking Group Limited	2/4/19	—	(6,306)
USD	35,046,820	NZD	53,629,000	Australia and New Zealand Banking Group Limited	2/4/19	13,148	—
USD	1,920,651	NZD	2,939,000	Australia and New Zealand Banking Group Limited	2/4/19	721	—
USD	3,339,329	UYU	115,574,161	Citibank, N.A.	2/4/19	—	(123,568)
USD	5,534,547	UYU	190,775,839	Citibank, N.A.	2/4/19	—	(181,583)
UYU	306,350,000	USD	9,737,762	Citibank, N.A.	2/4/19	—	(558,736)
USD	23,841,636	EUR	20,426,700	UBS AG	2/7/19	498,106	—
USD	1,164,643	EUR	997,826	UBS AG	2/7/19	24,332	—
USD	120,360	EUR	103,121	UBS AG	2/7/19	2,515	—
EUR	8,669,249	RON	41,400,000	Standard Chartered Bank	2/8/19	—	(131,999)
KZT	748,821,163	USD	1,975,781	Citibank, N.A.	2/11/19	5,391	—
UGX	4,905,440,000	USD	1,197,910	Citibank, N.A.	2/11/19	82,683	—
USD	5,875,209	KZT	2,165,601,955	Deutsche Bank AG	2/11/19	145,628	—
USD	7,280,676	UYU	247,834,223	JPMorgan Chase Bank, N.A.	2/13/19	—	(131,398)
UYU	247,834,223	USD	7,786,184	Citibank, N.A.	2/13/19	—	(374,109)
EUR	1,565,434	RON	7,554,000	Deutsche Bank AG	2/14/19	—	(41,607)
EUR	2,608,085	RON	12,581,400	Deutsche Bank AG	2/14/19	—	(68,370)
EUR	2,088,164	RON	10,075,600	Standard Chartered Bank	2/14/19	—	(55,298)
UGX	6,873,248,000	USD	1,770,087	Standard Chartered Bank	2/14/19	23,164	—
USD	41,467,589	EUR	35,410,000	Deutsche Bank AG	2/14/19	976,030	—
UGX	6,944,382,000	USD	1,773,789	Standard Chartered Bank	2/15/19	37,669	—
EUR	16,203,255	RON	78,148,300	JPMorgan Chase Bank, N.A.	2/19/19	—	(410,390)
EUR	20,896,580	RON	100,826,000	BNP Paribas	2/20/19	—	(536,698)

37	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	14,621,131	RON	70,576,200	Deutsche Bank AG	2/20/19	$—	$(382,612)
EUR	2,762,000	USD	3,238,086	Goldman Sachs International	2/21/19	—	(77,754)
EUR	6,626,000	USD	7,768,124	Goldman Sachs International	2/21/19	—	(186,531)
USD	121,857,990	EUR	103,941,580	Goldman Sachs International	2/21/19	2,926,102	—
USD	45,904,773	EUR	39,155,534	Goldman Sachs International	2/21/19	1,102,283	—
USD	106,432	EUR	90,784	Goldman Sachs International	2/21/19	2,556	—
EUR	14,630,554	RON	70,629,000	Citibank, N.A.	2/22/19	—	(380,856)
EUR	9,372,848	RON	44,910,000	Deutsche Bank AG	2/22/19	—	(162,187)
EUR	13,057,666	RON	63,062,000	Deutsche Bank AG	2/22/19	—	(346,242)
EUR	5,561,844	RON	26,634,000	Standard Chartered Bank	2/22/19	—	(92,466)
USD	13,366,821	QAR	49,230,000	Standard Chartered Bank	2/26/19	—	(116,206)
EGP	366,360,000	USD	19,332,982	HSBC Bank USA, N.A.	2/27/19	456,676	—
UGX	6,956,800,000	USD	1,773,789	Standard Chartered Bank	2/28/19	36,325	—
USD	160,870,259	EUR	136,665,442	JPMorgan Chase Bank, N.A.	2/28/19	4,397,655	—
EUR	2,050,379	USD	2,414,834	Standard Chartered Bank	3/7/19	—	(65,826)
USD	89,958,870	EUR	75,233,116	Standard Chartered Bank	3/7/19	3,768,368	—
USD	6,576,543	EUR	5,500,000	Standard Chartered Bank	3/7/19	275,491	—
EGP	293,910,000	USD	15,363,826	HSBC Bank USA, N.A.	3/12/19	456,754	—
USD	185,822,987	EUR	158,302,157	Standard Chartered Bank	3/14/19	4,351,612	—
EGP	67,440,000	USD	3,566,367	Deutsche Bank AG	3/18/19	57,939	—
EGP	249,504,000	USD	13,187,315	HSBC Bank USA, N.A.	3/19/19	217,726	—
USD	94,309,960	EUR	81,117,776	JPMorgan Chase Bank, N.A.	3/21/19	1,261,662	—
USD	10,913,055	EUR	9,386,525	JPMorgan Chase Bank, N.A.	3/21/19	145,993	—
EGP	96,973,000	USD	5,185,722	Bank of America, N.A.	3/25/19	15,939	—
EGP	96,922,000	USD	5,185,768	Bank of America, N.A.	3/25/19	13,157	—
OMR	7,823,600	USD	20,262,095	BNP Paribas	4/3/19	13,303	—
OMR	2,146,400	USD	5,563,504	BNP Paribas	4/3/19	—	(961)
USD	25,240,506	OMR	9,970,000	BNP Paribas	4/3/19	—	(597,434)
USD	3,783,852	OMR	1,495,000	BNP Paribas	4/8/19	—	(90,226)
UGX	2,996,764,000	USD	763,118	Standard Chartered Bank	4/11/19	10,311	—
EGP	117,358,400	USD	6,180,011	HSBC Bank USA, N.A.	4/16/19	78,203	—
EGP	148,859,000	USD	7,838,810	Citibank, N.A.	4/17/19	97,078	—
EGP	49,120,000	USD	2,600,318	Citibank, N.A.	4/18/19	17,642	—
EGP	46,791,000	USD	2,478,468	Citibank, N.A.	4/22/19	12,707	—
EGP	33,587,600	USD	1,781,836	Citibank, N.A.	4/23/19	5,909	—
EGP	91,625,000	USD	4,863,323	Standard Chartered Bank	4/23/19	13,538	—
TWD	695,640,000	USD	24,029,016	Goldman Sachs International	4/24/19	—	(1,244,026)
USD	3,785,611	OMR	1,495,506	Standard Chartered Bank	4/24/19	—	(88,762)
USD	24,676,836	TWD	695,640,000	JPMorgan Chase Bank, N.A.	4/24/19	1,891,846	—
UGX	7,454,810,000	USD	1,898,686	Citibank, N.A.	4/25/19	20,136	—
EGP	291,253,000	USD	15,051,835	Deutsche Bank AG	4/30/19	421,663	—
TWD	632,000,000	USD	21,748,107	Citibank, N.A.	4/30/19	—	(1,037,088)
TWD	629,305,000	USD	21,659,095	Deutsche Bank AG	4/30/19	—	(1,036,392)
USD	19,806,702	TWD	573,305,000	Bank of America, N.A.	4/30/19	1,019,153	—
USD	23,765,112	TWD	688,000,000	Standard Chartered Bank	4/30/19	1,218,939	—

38	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	12,639,900	OMR	5,037,000	BNP Paribas	5/2/19	$—	$(407,633)
EGP	95,190,000	USD	4,975,434	Citibank, N.A.	5/13/19	63,557	—
USD	2,707,372	GHS	14,322,000	JPMorgan Chase Bank, N.A.	5/22/19	—	(22,591)
USD	1,310,662	GHS	6,976,000	ICBC Standard Bank plc	5/23/19	—	(18,708)
USD	1,083,178	GHS	5,795,000	JPMorgan Chase Bank, N.A.	5/23/19	—	(21,137)
USD	2,621,395	GHS	14,090,000	ICBC Standard Bank plc	5/24/19	—	(62,941)
USD	3,276,723	GHS	17,596,000	ICBC Standard Bank plc	5/28/19	—	(72,051)
USD	6,486,584	OMR	2,601,250	Standard Chartered Bank	5/28/19	—	(246,850)
EGP	241,789,000	USD	12,463,351	Deutsche Bank AG	5/30/19	275,589	—
USD	533,945	GHS	2,910,000	JPMorgan Chase Bank, N.A.	5/31/19	—	(19,436)
USD	1,068,022	GHS	5,778,000	Standard Chartered Bank	6/3/19	—	(29,894)
EGP	171,400,000	USD	8,816,872	HSBC Bank USA, N.A.	6/4/19	201,016	—
EGP	171,400,000	USD	8,816,872	HSBC Bank USA, N.A.	6/4/19	201,016	—
USD	1,334,973	GHS	7,329,000	Standard Chartered Bank	6/4/19	—	(57,296)
USD	18,311,591	OMR	7,299,000	Standard Chartered Bank	6/5/19	—	(578,108)
USD	1,612,566	GHS	9,111,000	JPMorgan Chase Bank, N.A.	6/6/19	—	(117,322)
USD	1,612,566	GHS	9,111,000	JPMorgan Chase Bank, N.A.	6/6/19	—	(117,322)
USD	1,035,752	GHS	5,852,000	Standard Chartered Bank	6/6/19	—	(75,356)
USD	1,612,522	GHS	9,014,000	JPMorgan Chase Bank, N.A.	6/7/19	—	(98,502)
USD	2,687,478	GHS	15,023,000	JPMorgan Chase Bank, N.A.	6/10/19	—	(161,940)
EGP	31,546,000	USD	1,615,259	Deutsche Bank AG	6/13/19	40,342	—
EGP	85,729,000	USD	4,394,106	Deutsche Bank AG	6/17/19	100,159	—
USD	2,687,694	GHS	14,742,000	JPMorgan Chase Bank, N.A.	6/17/19	—	(103,339)
BHD	7,101,000	USD	18,782,733	BNP Paribas	6/19/19	—	(11,269)
USD	28,773,889	BHD	10,975,800	BNP Paribas	6/19/19	—	(240,593)
USD	1,573,370	GHS	8,685,000	Standard Chartered Bank	6/19/19	—	(70,066)
USD	13,970,222	BHD	5,324,750	Standard Chartered Bank	6/20/19	—	(105,510)
USD	1,573,370	GHS	8,685,000	Standard Chartered Bank	6/20/19	—	(69,639)
USD	27,942,333	BHD	10,660,000	Standard Chartered Bank	6/24/19	—	(235,106)
USD	1,074,933	GHS	5,982,000	JPMorgan Chase Bank, N.A.	6/24/19	—	(55,555)
USD	1,074,978	GHS	5,993,000	JPMorgan Chase Bank, N.A.	6/24/19	—	(57,588)
USD	27,937,173	BHD	10,672,000	BNP Paribas	6/25/19	—	(271,540)
USD	10,567,858	BHD	4,037,450	Standard Chartered Bank	6/25/19	—	(104,113)
UGX	7,547,290,000	USD	1,898,689	Citibank, N.A.	6/26/19	18,211	—
USD	1,966,102	GHS	11,020,000	ICBC Standard Bank plc	6/27/19	—	(114,855)
CNH	131,412,000	USD	19,052,120	Deutsche Bank AG	6/28/19	—	(381,486)
CNH	16,600,000	USD	2,440,549	Standard Chartered Bank	6/28/19	—	(82,069)
CNH	240,816,000	USD	35,409,223	Standard Chartered Bank	6/28/19	—	(1,194,787)
CNH	472,887,000	USD	68,838,635	Standard Chartered Bank	6/28/19	—	(1,652,227)
CNY	237,932,000	USD	34,282,174	Standard Chartered Bank	6/28/19	—	(514,232)
USD	12,589,774	CNH	87,193,000	Citibank, N.A.	6/28/19	201,647	—
USD	30,257,414	CNH	201,000,000	Deutsche Bank AG	6/28/19	1,699,919	—
USD	21,239,741	CNH	147,510,000	Deutsche Bank AG	6/28/19	281,950	—
USD	44,845,546	CNH	298,000,000	Standard Chartered Bank	6/28/19	2,506,574	—
USD	29,746,313	CNH	197,600,000	Standard Chartered Bank	6/28/19	1,671,881	—

39	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	72,409,288	CNH	502,170,000	Standard Chartered Bank	6/28/19	$1,062,438	$—
USD	28,125,988	CNH	195,405,300	Standard Chartered Bank	6/28/19	363,372	—
USD	11,291,443	CNH	78,249,700	Standard Chartered Bank	6/28/19	173,954	—
OMR	8,517,000	USD	22,013,440	BNP Paribas	7/3/19	11,942	—
USD	20,829,054	OMR	8,517,000	BNP Paribas	7/3/19	—	(1,196,329)
USD	2,672,887	GHS	15,182,000	JPMorgan Chase Bank, N.A.	7/9/19	—	(185,108)
USD	2,672,857	GHS	14,968,000	JPMorgan Chase Bank, N.A.	7/12/19	—	(142,670)
EGP	254,370,000	USD	13,058,008	Deutsche Bank AG	7/15/19	174,709	—
USD	10,556,778	OMR	4,318,250	BNP Paribas	7/15/19	—	(606,853)
AED	43,156,000	USD	11,743,768	BNP Paribas	7/17/19	—	(90)
AED	14,776,000	USD	4,020,899	Standard Chartered Bank	7/17/19	—	(31)
USD	11,657,482	AED	43,156,000	BNP Paribas	7/17/19	—	(86,196)
USD	12,442,818	AED	46,077,000	Standard Chartered Bank	7/17/19	—	(95,727)
USD	22,748,897	OMR	9,277,000	BNP Paribas	7/17/19	—	(1,232,918)
CNH	312,000,000	USD	45,456,532	Deutsche Bank AG	7/18/19	—	(1,151,744)
CNH	431,081,000	USD	62,782,139	Goldman Sachs International	7/18/19	—	(1,567,548)
CNH	322,000,000	USD	46,908,005	JPMorgan Chase Bank, N.A.	7/18/19	—	(1,183,192)
CNH	312,000,000	USD	45,442,867	Standard Chartered Bank	7/18/19	—	(1,138,079)
USD	46,072,061	CNH	312,000,000	Deutsche Bank AG	7/18/19	1,767,273	—
USD	45,822,740	CNH	310,000,000	Goldman Sachs International	7/18/19	1,801,957	—
USD	17,908,212	CNH	121,081,000	Goldman Sachs International	7/18/19	714,404	—
USD	47,619,048	CNH	322,000,000	JPMorgan Chase Bank, N.A.	7/18/19	1,894,234	—
USD	46,144,972	CNH	312,000,000	Standard Chartered Bank	7/18/19	1,840,184	—
EGP	149,540,000	USD	7,525,918	Deutsche Bank AG	7/25/19	232,106	—
EGP	149,310,000	USD	7,525,706	Deutsche Bank AG	7/29/19	211,922	—
EGP	149,014,000	USD	7,525,960	Deutsche Bank AG	7/30/19	194,219	—
EGP	76,533,000	USD	3,875,089	JPMorgan Chase Bank, N.A.	8/5/19	83,514	—
EGP	264,760,000	USD	13,549,642	Deutsche Bank AG	8/8/19	133,769	—
EGP	256,706,000	USD	13,057,274	Deutsche Bank AG	8/14/19	188,477	—
USD	9,793,572	OMR	3,961,500	BNP Paribas	8/14/19	—	(439,655)
USD	10,926,918	OMR	4,485,500	BNP Paribas	8/14/19	—	(659,890)
USD	6,923,835	OMR	2,809,000	BNP Paribas	8/21/19	—	(330,963)
USD	7,590,881	OMR	3,080,000	BNP Paribas	8/21/19	—	(363,828)
USD	12,696,790	OMR	5,142,200	BNP Paribas	8/21/19	—	(583,959)
USD	14,467,324	OMR	5,866,500	BNP Paribas	8/21/19	—	(684,073)
EGP	243,916,000	USD	12,250,929	Deutsche Bank AG	8/27/19	291,016	—
USD	51,509,077	CNH	356,927,000	Citibank, N.A.	8/27/19	874,112	—
USD	53,177,204	CNH	368,300,000	Standard Chartered Bank	8/27/19	928,824	—
USD	11,469,552	OMR	4,654,000	BNP Paribas	8/28/19	—	(548,128)
USD	14,479,390	OMR	5,876,750	BNP Paribas	8/28/19	—	(695,707)
EGP	382,655,000	USD	19,204,768	HSBC Bank USA, N.A.	9/4/19	428,915	—
EGP	41,810,000	USD	2,093,640	Deutsche Bank AG	9/5/19	51,019	—
EGP	164,363,000	USD	8,185,408	Deutsche Bank AG	9/9/19	236,646	—

40	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	9,404,560	BHD	3,609,000	Credit Agricole Corporate and Investment Bank	9/18/19	$—	$(125,411)
USD	9,416,632	BHD	3,619,000	Credit Agricole Corporate and Investment Bank	9/18/19	—	(139,745)
USD	5,296,875	BHD	2,034,000	Bank of America, N.A.	9/19/19	—	(74,086)
USD	9,046,875	BHD	3,474,000	Bank of America, N.A.	9/19/19	—	(126,536)
USD	7,064,327	BHD	2,718,000	Credit Agricole Corporate and Investment Bank	9/23/19	—	(112,555)
USD	8,588,511	BHD	3,304,000	Standard Chartered Bank	9/25/19	—	(135,559)
XOF	2,019,228,437	EUR	2,959,444	Société Générale	9/30/19	—	(103,123)
USD	5,154,156	BHD	1,981,000	Standard Chartered Bank	10/3/19	—	(76,236)
XOF	1,192,340,000	EUR	1,747,915	ICBC Standard Bank plc	10/4/19	—	(63,096)
BHD	2,640,000	USD	6,967,538	Standard Chartered Bank	10/7/19	2,564	—
BHD	2,640,000	USD	6,969,377	Standard Chartered Bank	10/7/19	724	—
BHD	3,166,200	USD	8,362,916	Standard Chartered Bank	10/7/19	—	(3,547)
BHD	2,703,800	USD	7,144,405	Standard Chartered Bank	10/7/19	—	(5,859)
USD	8,085,516	BHD	3,105,000	Standard Chartered Bank	10/7/19	—	(112,273)
USD	8,588,526	BHD	3,301,000	Standard Chartered Bank	10/7/19	—	(126,741)
USD	15,044,225	BHD	5,783,000	Standard Chartered Bank	10/7/19	—	(223,993)
USD	17,220,795	OMR	6,837,000	Standard Chartered Bank	10/10/19	—	(414,095)
USD	3,430,799	BHD	1,320,000	Bank of America, N.A.	10/15/19	—	(54,016)
AED	65,417,000	USD	17,794,734	Standard Chartered Bank	10/16/19	451	—
USD	24,211,168	AED	89,315,000	Standard Chartered Bank	10/16/19	—	(84,915)
USD	9,417,764	BHD	3,620,000	Credit Agricole Corporate and Investment Bank	10/16/19	—	(138,999)
USD	20,000,000	OMR	7,945,600	Credit Agricole Corporate and Investment Bank	10/28/19	—	(484,725)
USD	20,000,000	OMR	7,950,600	Credit Agricole Corporate and Investment Bank	10/28/19	—	(497,616)
USD	10,970,924	BHD	4,226,000	Bank of America, N.A.	10/31/19	—	(184,262)
USD	18,237,885	OMR	7,245,000	Bank of America, N.A.	10/31/19	—	(439,148)
USD	15,186,916	BHD	5,850,000	Bank of America, N.A.	11/4/19	—	(254,552)
USD	22,456,740	OMR	8,928,800	Bank of America, N.A.	11/4/19	—	(558,597)
USD	25,000,000	OMR	9,930,000	Bank of America, N.A.	11/4/19	—	(596,082)
USD	4,406,001	AED	16,300,000	BNP Paribas	12/11/19	—	(27,102)
USD	73,736,855	AED	272,760,000	BNP Paribas	12/11/19	—	(445,547)
TRY	87,420,000	USD	19,035,384	Goldman Sachs International	2/3/20	—	(6,853,445)
TRY	120,000,000	USD	26,212,892	Goldman Sachs International	2/3/20	—	(9,490,945)
TRY	162,490,400	USD	35,371,675	Goldman Sachs International	2/3/20	—	(12,728,709)
TRY	34,986,750	USD	7,562,577	JPMorgan Chase Bank, N.A.	2/3/20	—	(2,687,189)
TRY	107,525,000	USD	23,148,547	JPMorgan Chase Bank, N.A.	2/3/20	—	(8,164,986)
USD	40,128,101	AED	148,012,500	BNP Paribas	2/3/20	—	(119,072)
USD	73,458,251	TRY	372,763,895	Goldman Sachs International	2/3/20	21,513,767	—
USD	28,300,231	TRY	142,930,315	JPMorgan Chase Bank, N.A.	2/3/20	8,382,954	—
USD	74,858,208	AED	276,114,500	BNP Paribas	2/5/20	—	(221,594)
TRY	111,835,380	USD	24,269,831	Deutsche Bank AG	2/10/20	—	(8,737,455)

41	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

TRY	87,420,000	USD	19,014,682	Standard Chartered Bank	2/10/20	$—	$(6,873,262)
TRY	111,835,050	USD	24,296,122	Standard Chartered Bank	2/10/20	—	(8,763,792)
USD	22,164,321	TRY	112,472,845	Deutsche Bank AG	2/10/20	6,543,410	—
USD	39,458,793	TRY	200,135,000	Standard Chartered Bank	2/10/20	11,662,832	—
TRY	124,118,250	USD	26,952,932	Goldman Sachs International	2/14/20	—	(9,747,339)
TRY	37,643,600	USD	8,158,561	Standard Chartered Bank	2/14/20	—	(2,940,308)
TRY	142,827,070	USD	31,025,757	Standard Chartered Bank	2/14/20	—	(11,226,699)
USD	19,215,736	OMR	7,620,000	Standard Chartered Bank	2/14/20	—	(370,090)
USD	24,776,575	TRY	124,118,250	Goldman Sachs International	2/14/20	7,570,982	—
USD	35,727,901	TRY	182,070,840	Standard Chartered Bank	2/14/20	10,488,770	—
USD	42,670,390	AED	157,394,000	BNP Paribas	2/18/20	—	(125,498)
USD	20,000,000	OMR	7,920,600	Credit Agricole Corporate and Investment Bank	2/20/20	—	(355,057)
USD	18,594,674	OMR	7,359,400	Standard Chartered Bank	2/20/20	—	(318,162)
USD	15,893,368	BHD	6,111,000	BNP Paribas	2/24/20	—	(200,428)
USD	15,891,443	BHD	6,119,000	BNP Paribas	3/2/20	—	(221,137)
USD	13,020,480	AED	48,000,000	BNP Paribas	3/12/20	—	(29,795)
USD	24,763,586	OMR	9,820,000	Standard Chartered Bank	3/12/20	—	(457,946)
USD	16,855,444	BHD	6,518,000	BNP Paribas	3/19/20	—	(301,877)
USD	21,068,217	BHD	8,128,750	BNP Paribas	3/23/20	—	(327,345)
USD	16,216,935	BHD	6,253,250	BNP Paribas	3/26/20	—	(241,152)
USD	14,186,457	AED	52,270,000	Standard Chartered Bank	5/21/20	—	(21,221)
USD	5,361,470	OMR	2,115,100	Standard Chartered Bank	5/21/20	—	(60,341)
USD	10,529,543	OMR	4,148,640	BNP Paribas	8/17/20	—	(79,041)
USD	23,557,985	OMR	9,293,625	BNP Paribas	8/27/20	—	(200,369)
USD	28,571,429	OMR	11,800,000	BNP Paribas	12/21/20	—	(1,516,708)

						$203,399,623	$(223,695,744)

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures
TOPIX Index	154	Long	12/13/18	$22,322,746	$(245,850)

Interest Rate Futures
10-Year USD Deliverable Interest Rate Swap	362	Short	12/17/18	(35,368,531)	661,781
5-Year USD Deliverable Interest Rate Swap	75	Short	12/17/18	(7,355,274)	53,906
CME 90-Day Eurodollar	5,538	Short	12/16/19	(1,340,126,775)	5,862,513
CME 90-Day Eurodollar	5,537	Long	12/17/18	1,346,183,125	(3,608,407)
IFLL 3-Month EURIBOR	16,709	Long	9/16/19	4,742,009,223	1,972,598
IFLL 3-Month EURIBOR	6,650	Short	6/17/19	(1,888,397,838)	(752,949)
IFLL 3-Month EURIBOR	16,709	Short	9/14/20	(4,725,686,018)	(3,668,246)

					$275,346

CME:  Chicago Mercantile Exchange

42	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

TOPIX Index:  Market capitalization-weighted stock index of all companies listed on the First Section of the Tokyo Stock Exchange.

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	11,378	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	$143,404
EUR	11,623	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57% (pays upon termination)	8/15/32	213,411
EUR	11,653	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59% (pays upon termination)	8/15/32	180,463
EUR	11,446	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64% (pays upon termination)	10/15/32	89,874
EUR	15,315	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.74% (pays upon termination)	2/15/33	(135,123)
EUR	11,378	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	(260,529)
EUR	11,623	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77% (pays upon termination)	8/15/42	(339,993)
EUR	11,653	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78% (pays upon termination)	8/15/42	(330,058)
EUR	11,446	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85% (pays upon termination)	10/15/42	(95,205)
EUR	15,315	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.93% (pays upon termination)	2/15/43	268,385
EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90% (pays upon termination)	8/4/47	(37,884)
EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	8/7/47	(50,008)
EUR	8,521	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.95% (pays upon termination)	12/15/47	63,892
USD	36,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.17% (pays upon termination)	10/26/27	462,700
USD	14,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.23% (pays upon termination)	1/17/28	46,098

43	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	14,682	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.35% (pays upon termination)	2/6/28	$(84,743)
USD	27,996	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.41% (pays upon termination)	2/6/33	379,241
USD	27,996	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	2/6/43	(551,790)
USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16% (pays upon termination)	8/4/47	183,004
USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/7/47	195,186
USD	5,209	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	267,359
USD	5,178	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	249,413
USD	5,163	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	9/1/47	245,596
USD	4,498	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22% (pays upon termination)	10/5/47	143,239
USD	14,130	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.26% (pays upon termination)	12/7/47	264,193
USD	5,824	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	(131,494)

							$1,378,631

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted
HICP	–	Harmonised Indices of Consumer Prices

44	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation
Bank of America, N.A.	$ 87,363	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.97% (pays upon termination)	6/23/27	$2,414,547

							$2,414,547

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CAD	183,530	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	2.49% (pays semi-annually)	2/5/23	$(1,361,126)	$—	$(1,361,126)
CAD	91,680	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	2.51% (pays semi-annually)	2/5/23	(618,909)	—	(618,909)
CAD	111,865	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	2.46% (pays semi-annually)	2/6/23	(941,087)	—	(941,087)
CAD	83,791	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	2.40% (pays semi-annually)	3/14/23	(963,750)	—	(963,750)
CHF	106,073	Receives	6-month CHF-LIBOR (pays semi-annually)	(0.03)% (pays annually)	10/12/23	(622,379)	—	(622,379)
CHF	412,358	Receives	6-month CHF-LIBOR (pays semi-annually)	(0.05)% (pays annually)	10/12/23	(2,753,231)	(1,174)	(2,754,405)
CZK	3,737,550	Pays	6-month CZK PRIBOR (pays semi-annually)	2.03% (pays annually)	7/27/22	(2,508,213)	—	(2,508,213)
CZK	3,327,950	Pays	6-month CZK PRIBOR (pays semi-annually)	2.06% (pays annually)	7/30/22	(2,075,638)	—	(2,075,638)
CZK	3,328,611	Pays	6-month CZK PRIBOR (pays annually)	2.07% (pays semi-annually)	7/31/22	(2,014,718)	—	(2,014,718)
CZK	898,720	Pays	6-month CZK PRIBOR (pays semi-annually)	2.11% (pays annually)	8/3/22	(492,155)	—	(492,155)
CZK	1,101,000	Pays	6-month CZK PRIBOR (pays semi-annually)	2.08% (pays annually)	8/6/22	(658,613)	—	(658,613)
CZK	833,005	Pays	6-month CZK PRIBOR (pays semi-annually)	2.06% (pays annually)	8/16/22	(571,698)	—	(571,698)
CZK	1,539,720	Pays	6-month CZK PRIBOR (pays semi-annually)	2.11% (pays annually)	8/17/22	(942,468)	—	(942,468)
CZK	1,539,720	Pays	6-month CZK PRIBOR (pays semi-annually)	2.11% (pays annually)	8/17/22	(942,468)	—	(942,468)
CZK	1,612,270	Pays	6-month CZK PRIBOR (pays semi-annually)	2.10% (pays annually)	8/18/22	(1,005,736)	—	(1,005,736)

45	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CZK	537,422	Pays	6-month CZK PRIBOR (pays semi-annually)	2.13% (pays annually)	8/21/22	$(311,121)	$—	$(311,121)
CZK	1,639,139	Pays	6-month CZK PRIBOR (pays semi-annually)	2.12% (pays annually)	8/21/22	(983,316)	—	(983,316)
CZK	391,681	Pays	6-month CZK PRIBOR (pays semi-annually)	2.17% (pays annually)	8/23/22	(201,242)	—	(201,242)
CZK	2,051,444	Pays	6-month CZK PRIBOR (pays semi-annually)	2.20% (pays annually)	8/23/22	(942,107)	—	(942,107)
CZK	1,179,870	Pays	6-month CZK PRIBOR (pays semi-annually)	2.15% (pays semi-annually)	8/6/23	(850,632)	—	(850,632)
CZK	2,353,070	Pays	6-month CZK PRIBOR (pays semi-annually)	2.20% (pays annually)	8/7/23	(1,523,623)	—	(1,523,623)
CZK	119,076	Pays	6-month CZK PRIBOR (pays semi-annually)	2.18% (pays annually)	8/8/23	(83,101)	—	(83,101)
CZK	957,770	Pays	6-month CZK PRIBOR (pays semi-annually)	2.18% (pays annually)	8/8/23	(662,556)	—	(662,556)
CZK	595,370	Pays	6-month CZK PRIBOR (pays semi-annually)	2.17% (pays annually)	8/10/23	(429,547)	—	(429,547)
CZK	485,944	Pays	6-month CZK PRIBOR (pays semi-annually)	2.16% (pays annually)	8/13/23	(359,973)	—	(359,973)
CZK	560,170	Pays	6-month CZK PRIBOR (pays semi-annually)	2.17% (pays annually)	8/13/23	(407,417)	—	(407,417)
CZK	1,587,190	Receives	6-month CZK PRIBOR (pays semi-annually)	2.12% (pays annually)	7/27/28	2,424,526	—	2,424,526
CZK	1,300,470	Receives	6-month CZK PRIBOR (pays semi-annually)	2.15% (pays annually)	7/30/28	1,844,986	—	1,844,986
CZK	1,299,080	Receives	6-month CZK PRIBOR (pays semi-annually)	2.16% (pays annually)	7/31/28	1,818,580	—	1,818,580
CZK	350,760	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/3/28	390,355	—	390,355
CZK	432,170	Receives	6-month CZK PRIBOR (pays semi-annually)	2.21% (pays annually)	8/6/28	522,118	—	522,118
CZK	618,850	Receives	6-month CZK PRIBOR (pays semi-annually)	2.20% (pays annually)	8/6/28	771,947	—	771,947
CZK	1,227,491	Receives	6-month CZK PRIBOR (pays semi-annually)	2.25% (pays annually)	8/7/28	1,341,383	—	1,341,383
CZK	504,820	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/8/28	597,143	—	597,143
CZK	62,780	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/9/28	74,208	—	74,208
CZK	313,870	Receives	6-month CZK PRIBOR (pays semi-annually)	2.22% (pays annually)	8/10/28	378,457	—	378,457
CZK	292,420	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/13/28	347,858	—	347,858
CZK	333,190	Receives	6-month CZK PRIBOR (pays semi-annually)	2.19% (pays annually)	8/16/28	448,949	—	448,949
CZK	698,620	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/17/28	820,012	—	820,012

46	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CZK	698,620	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/17/28	$820,012	$—	$820,012
CZK	661,010	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/20/28	777,685	—	777,685
CZK	666,385	Receives	6-month CZK PRIBOR (pays semi-annually)	2.24% (pays annually)	8/21/28	758,660	—	758,660
CZK	937,775	Receives	6-month CZK PRIBOR (pays semi-annually)	2.32% (pays annually)	8/23/28	777,811	—	777,811
EUR	324,825	Receives	3-month EURIBOR (pays quarterly)	(0.09)% (pays annually)	3/25/20	(555,074)	—	(555,074)
EUR	324,825	Receives	3-month EURIBOR (pays quarterly)	(0.09)% (pays annually)	3/25/20	(560,608)	—	(560,608)
EUR	105,106	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	3/26/20	(156,846)	—	(156,846)
EUR	105,106	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	3/27/20	(151,990)	—	(151,990)
EUR	105,105	Receives	3-month EURIBOR (pays quarterly)	(0.10)% (pays annually)	3/27/20	(159,749)	—	(159,749)
EUR	207,042	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	3/29/20	(288,497)	—	(288,497)
EUR	313,205	Receives	3-month EURIBOR (pays quarterly)	(0.12)% (pays annually)	4/3/20	(403,175)	—	(403,175)
EUR	107,218	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	4/5/20	(148,195)	—	(148,195)
EUR	107,218	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	4/6/20	(146,218)	—	(146,218)
EUR	799,770	Receives	3-month EURIBOR (pays quarterly)	(0.09)% (pays annually)	4/15/20	(1,234,623)	—	(1,234,623)
EUR	126,143	Receives	6-month EURIBOR (pays semi-annually)	0.25% (pays annually)	9/20/22	(469,906)	(243,828)	(713,734)
EUR	47,035	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(2,085,798)	1,405,002	(680,796)
EUR	1,160	Receives	6-month EURIBOR (pays semi-annually)	0.45% (pays annually)	5/16/23	(14,493)	(78)	(14,571)
EUR	17,347	Receives	6-month EURIBOR (pays semi-annually)	0.43% (pays annually)	5/22/23	(193,209)	87,145	(106,064)
EUR	1,534	Receives	6-month EURIBOR (pays semi-annually)	0.95% (pays annually)	4/12/28	(16,827)	—	(16,827)
EUR	2,886	Receives	6-month EURIBOR (pays semi-annually)	1.47% (pays annually)	4/5/48	(2,620)	—	(2,620)
EUR	8,084	Receives	6-month EURIBOR (pays semi-annually)	1.36% (pays annually)	4/5/48	249,283	(287,471)	(38,188)
EUR	8,204	Receives	6-month EURIBOR (pays semi-annually)	1.60% (pays annually)	5/18/48	(292,703)	31,789	(260,914)
EUR	915	Receives	6-month EURIBOR (pays semi-annually)	1.59% (pays annually)	5/24/48	(30,126)	—	(30,126)
EUR	9,550	Receives	6-month EURIBOR (pays semi-annually)	1.54% (pays annually)	5/29/48	(171,403)	—	(171,403)

47	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	2,012	Receives	6-month EURIBOR (pays semi-annually)	1.46% (pays annually)	5/31/48	$9,822	$(1,774)	$8,048
EUR	2,182	Receives	6-month EURIBOR (pays semi annually)	1.50% (pays annually)	6/4/48	(13,553)	—	(13,553)
HUF	2,149,708	Receives	6-month HUF BUBOR (pays semi-annually)	1.27% (pays annually)	12/13/21	27,176	—	27,176
HUF	5,785,420	Receives	6-month HUF BUBOR (pays semi-annually)	1.46% (pays annually)	1/12/22	(4,586)	—	(4,586)
HUF	5,322,580	Receives	6-month HUF BUBOR (pays semi-annually)	1.44% (pays annually)	1/13/22	6,762	—	6,762
HUF	8,642,108	Receives	6-month HUF BUBOR (pays semi-annually)	1.25% (pays annually)	2/6/23	850,572	—	850,572
HUF	8,391,182	Receives	6-month HUF BUBOR (pays semi-annually)	1.27% (pays annually)	2/7/23	810,522	—	810,522
HUF	10,841,200	Receives	6-month HUF BUBOR (pays semi-annually)	1.32% (pays annually)	2/9/23	961,245	—	961,245
HUF	8,393,800	Receives	6-month HUF BUBOR (pays semi-annually)	1.19% (pays annually)	3/12/23	1,006,403	—	1,006,403
HUF	4,196,900	Receives	6-month HUF BUBOR (pays semi-annually)	1.15% (pays annually)	3/13/23	536,359	—	536,359
HUF	12,208,222	Receives	6-month HUF BUBOR (pays semi-annually)	1.82% (pays annually)	6/15/23	547,736	—	547,736
HUF	2,492,778	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	6/18/23	88,259	—	88,259
HUF	3,089,400	Receives	6-month HUF BUBOR (pays semi-annually)	1.92% (pays annually)	7/28/26	700,388	—	700,388
HUF	2,174,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	8/1/26	484,215	—	484,215
HUF	854,457	Receives	6-month HUF BUBOR (pays semi-annually)	1.93% (pays annually)	9/21/26	207,780	—	207,780
HUF	833,096	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	9/21/26	201,535	—	201,535
HUF	2,107,661	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	9/21/26	534,849	—	534,849
HUF	848,760	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	10/13/26	167,522	—	167,522
HUF	2,158,928	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	10/19/26	457,008	—	457,008
HUF	2,236,399	Receives	6-month HUF BUBOR (pays semi-annually)	2.04% (pays annually)	10/20/26	502,577	—	502,577
HUF	2,407,181	Receives	6-month HUF BUBOR (pays semi-annually)	2.06% (pays annually)	10/28/26	533,964	—	533,964
HUF	972,374	Receives	6-month HUF BUBOR (pays semi-annually)	2.08% (pays annually)	10/28/26	212,230	—	212,230
HUF	1,456,978	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	11/2/26	203,642	—	203,642
HUF	975,542	Receives	6-month HUF BUBOR (pays semi-annually)	2.18% (pays annually)	11/3/26	110,376	—	110,376

48	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

HUF	5,260,958	Receives	6-month HUF BUBOR (pays semi-annually)	2.13% (pays annually)	11/4/26	$667,593	$—	$667,593
HUF	956,538	Receives	6-month HUF BUBOR (pays semi-annually)	2.15% (pays annually)	11/7/26	117,659	—	117,659
HUF	950,203	Receives	6-month HUF BUBOR (pays semi-annually)	2.12% (pays annually)	11/8/26	125,469	—	125,469
HUF	2,616,226	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	11/10/26	329,892	—	329,892
HUF	4,379,300	Receives	6-month HUF BUBOR (pays semi-annually)	2.66% (pays annually)	2/8/27	64,612	—	64,612
HUF	5,400,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.98% (pays annually)	1/31/28	1,478,680	—	1,478,680
HUF	5,350,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.99% (pays annually)	1/31/28	1,448,303	—	1,448,303
HUF	5,312,515	Receives	6-month HUF BUBOR (pays semi-annually)	1.98% (pays annually)	2/1/28	1,455,760	—	1,455,760
HUF	2,687,485	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	2/1/28	769,960	—	769,960
HUF	4,490,614	Receives	6-month HUF BUBOR (pays semi-annually)	2.12% (pays annually)	2/6/28	1,056,590	—	1,056,590
HUF	2,220,389	Receives	6-month HUF BUBOR (pays semi-annually)	2.18% (pays annually)	2/7/28	474,721	—	474,721
HUF	1,498,763	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	2/7/28	362,467	—	362,467
HUF	2,264,798	Receives	6-month HUF BUBOR (pays semi-annually)	2.20% (pays annually)	2/8/28	474,467	—	474,467
HUF	4,340,586	Receives	6-month HUF BUBOR (pays semi-annually)	2.23% (pays annually)	2/9/28	863,521	—	863,521
HUF	1,736,824	Receives	6-month HUF BUBOR (pays semi-annually)	2.82% (pays annually)	6/15/28	119,544	—	119,544
HUF	4,080,966	Receives	6-month HUF BUBOR (pays semi-annually)	2.97% (pays annually)	6/18/28	93,722	—	93,722
JPY	1,413,260	Receives	6-month JPY-LIBOR (pays semi-annually)	0.78% (pays semi-annually)	12/19/46	452,516	—	452,516
JPY	1,206,794	Receives	6-month JPY-LIBOR (pays semi-annually)	0.81% (pays semi-annually)	12/19/46	303,191	—	303,191
JPY	1,346,165	Receives	6-month JPY-LIBOR (pays semi-annually)	0.61% (pays semi-annually)	12/19/46	968,002	—	968,002
JPY	1,114,835	Receives	6-month JPY-LIBOR (pays semi-annually)	0.62% (pays semi-annually)	12/19/46	779,773	—	779,773
JPY	469,100	Receives	6-month JPY-LIBOR (pays semi-annually)	0.85% (pays semi-annually)	6/19/47	83,151	—	83,151
JPY	469,100	Receives	6-month JPY-LIBOR (pays semi-annually)	0.86% (pays semi-annually)	6/19/47	79,870	—	79,870
JPY	1,525,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.89% (pays semi-annually)	9/18/47	188,684	—	188,684
JPY	2,052,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.92% (pays semi-annually)	9/18/47	84,095	—	84,095

49	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

JPY	5,251,695	Receives	6-month JPY-LIBOR (pays semi-annually)	0.96% (pays semi-annually)	12/18/47	$(273,276)	$—	$(273,276)
JPY	2,998,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.95% (pays semi-annually)	12/18/47	(70,979)	—	(70,979)
JPY	1,347,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.95% (pays semi-annually)	12/18/47	(54,162)	—	(54,162)
JPY	1,677,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.86% (pays semi-annually)	6/17/48	327,861	—	327,861
NZD	79,000	Receives	3-month NZD Bank Bill (pays quarterly)	2.75% (pays semi-annually)	2/9/23	(1,146,316)	—	(1,146,316)
NZD	63,100	Receives	3-month NZD Bank Bill (pays quarterly)	2.73% (pays semi-annually)	2/20/23	(877,204)	—	(877,204)
NZD	63,650	Receives	3-month NZD Bank Bill (pays quarterly)	2.74% (pays semi-annually)	2/22/23	(890,426)	—	(890,426)
NZD	20,093	Pays	3-month NZD Bank Bill (pays quarterly)	4.96% (pays semi-annually)	4/29/24	1,733,255	—	1,733,255
NZD	11,875	Pays	3-month NZD Bank Bill (pays quarterly)	3.77% (pays semi-annually)	3/5/25	601,510	—	601,510
NZD	11,470	Pays	3-month NZD Bank Bill (pays quarterly)	4.05% (pays semi-annually)	6/16/25	794,584	—	794,584
NZD	25,600	Receives	3-month NZD Bank Bill (pays quarterly)	3.40% (pays semi-annually)	4/28/27	(864,901)	—	(864,901)
NZD	19,400	Receives	3-month NZD Bank Bill (pays quarterly)	3.40% (pays semi-annually)	5/8/27	(803,935)	—	(803,935)
NZD	19,535	Receives	3-month NZD Bank Bill (pays quarterly)	3.41% (pays semi-annually)	5/8/27	(819,917)	—	(819,917)
NZD	45,772	Receives	3-month NZD Bank Bill (pays quarterly)	3.49% (pays semi-annually)	5/11/27	(2,123,625)	—	(2,123,625)
NZD	16,873	Receives	3-month NZD Bank Bill (pays quarterly)	3.31% (pays semi-annually)	5/18/27	(617,858)	—	(617,858)
NZD	82,060	Receives	3-month NZD Bank Bill (pays quarterly)	3.17% (pays semi-annually)	6/26/27	(2,290,362)	—	(2,290,362)
NZD	94,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(2,286,690)	—	(2,286,690)
NZD	94,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(2,299,713)	—	(2,299,713)
NZD	140,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.15% (pays semi-annually)	1/11/28	(3,573,144)	—	(3,573,144)
NZD	86,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.20% (pays semi-annually)	1/12/28	(2,435,849)	—	(2,435,849)
NZD	53,400	Receives	3-month NZD Bank Bill (pays quarterly)	3.24% (pays semi-annually)	6/11/28	(1,625,888)	—	(1,625,888)
PLN	31,365	Pays	6-month PLN WIBOR (pays semi-annually)	2.41% (pays annually)	12/13/21	173,914	—	173,914
PLN	84,093	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	1/12/22	484,013	—	484,013
PLN	86,972	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	1/13/22	482,241	—	482,241

50	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	119,081	Pays	6-month PLN WIBOR (pays semi-annually)	2.73% (pays annually)	2/6/23	$922,811	$—	$922,811
PLN	117,941	Pays	6-month PLN WIBOR (pays semi-annually)	2.69% (pays annually)	2/7/23	845,056	—	845,056
PLN	144,938	Pays	6-month PLN WIBOR (pays semi-annually)	2.63% (pays annually)	2/9/23	923,259	—	923,259
PLN	128,740	Pays	6-month PLN WIBOR (pays semi-annually)	2.45% (pays annually)	3/12/23	495,039	—	495,039
PLN	139,304	Pays	6-month PLN WIBOR (pays semi-annually)	2.51% (pays annually)	6/15/23	173,187	—	173,187
PLN	56,456	Pays	6-month PLN WIBOR (pays semi-annually)	2.53% (pays annually)	6/18/23	81,331	—	81,331
PLN	43,620	Pays	6-month PLN WIBOR (pays semi-annually)	2.23% (pays annually)	7/28/26	(408,218)	—	(408,218)
PLN	31,466	Pays	6-month PLN WIBOR (pays semi-annually)	2.22% (pays annually)	8/1/26	(299,274)	—	(299,274)
PLN	11,391	Pays	6-month PLN WIBOR (pays semi-annually)	2.28% (pays annually)	9/21/26	(101,749)	—	(101,749)
PLN	42,148	Pays	6-month PLN WIBOR (pays semi-annually)	2.30% (pays annually)	9/21/26	(360,700)	—	(360,700)
PLN	12,047	Pays	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/13/26	(63,174)	—	(63,174)
PLN	12,246	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/19/26	(69,453)	—	(69,453)
PLN	18,369	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/19/26	(107,610)	—	(107,610)
PLN	18,368	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/20/26	(113,794)	—	(113,794)
PLN	13,442	Pays	6-month PLN WIBOR (pays semi-annually)	2.43% (pays annually)	10/20/26	(86,537)	—	(86,537)
PLN	34,786	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/28/26	(207,891)	—	(207,891)
PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/28/26	(80,560)	—	(80,560)
PLN	20,872	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	10/31/26	(109,365)	—	(109,365)
PLN	13,915	Pays	6-month PLN WIBOR (pays semi-annually)	2.56% (pays annually)	11/2/26	8,515	—	8,515
PLN	76,529	Pays	6-month PLN WIBOR (pays semi-annually)	2.51% (pays annually)	11/4/26	(35,208)	—	(35,208)
PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.54% (pays annually)	11/7/26	1,783	—	1,783
PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	11/8/26	(10,321)	—	(10,321)
PLN	38,455	Pays	6-month PLN WIBOR (pays semi-annually)	2.52% (pays annually)	11/10/26	(16,512)	—	(16,512)
PLN	54,047	Pays	6-month PLN WIBOR (pays semi-annually)	3.00% (pays annually)	2/8/27	474,859	—	474,859

51	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	77,000	Pays	6-month PLN WIBOR (pays semi-annually)	3.15% (pays annually)	1/31/28	$856,538	$—	$856,538
PLN	77,500	Pays	6-month PLN WIBOR (pays semi-annually)	3.15% (pays annually)	1/31/28	871,108	—	871,108
PLN	76,061	Pays	6-month PLN WIBOR (pays semi-annually)	3.11% (pays annually)	2/1/28	774,165	—	774,165
PLN	49,439	Pays	6-month PLN WIBOR (pays semi-annually)	3.13% (pays annually)	2/1/28	526,185	—	526,185
PLN	64,357	Pays	6-month PLN WIBOR (pays semi-annually)	3.17% (pays annually)	2/6/28	747,706	—	747,706
PLN	31,826	Pays	6-month PLN WIBOR (pays semi-annually)	3.12% (pays annually)	2/7/28	332,247	—	332,247
PLN	21,126	Pays	6-month PLN WIBOR (pays semi-annually)	3.14% (pays annually)	2/7/28	230,248	(82,312)	147,936
PLN	31,825	Pays	6-month PLN WIBOR (pays semi-annually)	3.10% (pays annually)	2/8/28	316,966	—	316,966
PLN	61,296	Pays	6-month PLN WIBOR (pays semi-annually)	3.08% (pays annually)	2/9/28	580,641	—	580,641
PLN	15,072	Pays	6-month PLN WIBOR (pays semi-annually)	3.03% (pays annually)	6/15/28	63,098	—	63,098
PLN	3,588	Pays	6-month PLN WIBOR (pays semi-annually)	3.03% (pays annually)	6/18/28	14,874	—	14,874
SGD	66,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.42% (pays semi-annually)	10/19/23	170,127	—	170,127
SGD	66,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.42% (pays semi-annually)	10/19/23	164,512	—	164,512
SGD	69,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/22/23	219,769	—	219,769
SGD	133,500	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.45% (pays semi-annually)	10/22/23	443,374	—	443,374
SGD	35,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	102,145	—	102,145
SGD	35,480	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	103,545	—	103,545
SGD	52,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	151,758	—	151,758
USD	3,000	Receives	3-month USD-LIBOR (pays quarterly)	2.30% (pays semi-annually)	1/30/20	7,402	—	7,402
USD	6,478	Pays	3-month USD-LIBOR (pays quarterly)	1.75% (pays annually)	7/31/20	(114,585)	—	(114,585)
USD	16,334	Pays	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	8/12/20	(395,866)	—	(395,866)

52	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	17,380	Pays	3-month USD-LIBOR (pays quarterly)	1.62% (pays semi-annually)	8/14/20	$(460,836)	$—	$(460,836)
USD	19,667	Pays	3-month USD-LIBOR (pays quarterly)	1.69% (pays semi-annually)	8/17/20	(495,814)	—	(495,814)
USD	9,452	Pays	3-month USD-LIBOR (pays quarterly)	1.56% (pays semi-annually)	8/22/20	(262,638)	—	(262,638)
USD	33,453	Pays	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	9/17/20	(943,519)	—	(943,519)
USD	1,310	Pays	3-month USD-LIBOR (pays quarterly)	1.55% (pays semi-annually)	9/23/20	(37,545)	—	(37,545)
USD	9,330	Pays	3-month USD-LIBOR (pays quarterly)	1.42% (pays semi-annually)	10/28/20	(296,600)	—	(296,600)
USD	9,330	Pays	3-month USD-LIBOR (pays quarterly)	1.43% (pays semi-annually)	10/28/20	(296,152)	—	(296,152)
USD	9,622	Pays	3-month USD-LIBOR (pays quarterly)	1.54% (pays semi-annually)	11/5/20	(271,000)	—	(271,000)
USD	9,312	Pays	3-month USD-LIBOR (pays quarterly)	1.56% (pays semi-annually)	11/9/20	(259,593)	—	(259,593)
USD	12,726	Pays	3-month USD-LIBOR (pays quarterly)	1.67% (pays semi-annually)	11/12/20	(320,135)	—	(320,135)
USD	6,834	Pays	3-month USD-LIBOR (pays quarterly)	1.11% (pays semi-annually)	2/23/21	(316,019)	—	(316,019)
USD	6,626	Pays	3-month USD-LIBOR (pays quarterly)	1.17% (pays semi-annually)	2/25/21	(297,594)	—	(297,594)
USD	10,838	Pays	3-month USD-LIBOR (pays quarterly)	2.10% (pays semi-annually)	7/27/22	(328,772)	2,941	(325,831)
USD	10,104	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	9/15/22	473,451	—	473,451
USD	4,250	Receives	3-month USD-LIBOR (pays quarterly)	2.71% (pays semi-annually)	3/5/23	68,065	—	68,065
USD	860	Receives	3-month USD-LIBOR (pays quarterly)	2.73% (pays semi-annually)	4/5/23	13,611	(102)	13,509
USD	5,340	Receives	3-month USD-LIBOR (pays quarterly)	2.78% (pays semi-annually)	4/10/23	73,833	70	73,903
USD	3,071	Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	4/12/23	46,445	216	46,661
USD	379	Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	4/12/23	5,728	27	5,755
USD	6,470	Receives	3-month USD-LIBOR (pays quarterly)	2.99% (pays semi-annually)	6/22/23	(16,709)	16,229	(480)
USD	6,795	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	9/27/23	297	190	487
USD	5,435	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	9/28/23	5,401	—	5,401
USD	3,186	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/2/23	5,057	—	5,057
USD	9,000	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/2/23	20,958	(1,077)	19,881

53	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	2,163	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/3/23	$3,421	$—	$3,421
USD	2,816	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/4/23	7,028	—	7,028
USD	2,583	Receives	3-month USD-LIBOR (pays quarterly)	3.18% (pays semi-annually)	10/12/23	(7,740)	—	(7,740)
USD	1,022	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	10/13/23	(723)	—	(723)
USD	2,527	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/16/23	123	—	123
USD	2,527	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/18/23	(3,009)	—	(3,009)
USD	4,040	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/19/23	(5,028)	—	(5,028)
USD	7,283	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/23/23	(21,941)	42,462	20,521
USD	2,320	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/23/23	(7,203)	—	(7,203)
USD	4,225	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/25/23	(4,009)	—	(4,009)
USD	11,300	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	10/31/23	20,215	—	20,215
USD	4,855	Pays	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	4/12/26	(505,846)	—	(505,846)
USD	6,620	Pays	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	4/12/26	(689,962)	—	(689,962)
USD	9,340	Pays	3-month USD-LIBOR (pays quarterly)	1.68% (pays semi-annually)	5/6/26	(903,051)	—	(903,051)
USD	9,340	Pays	3-month USD-LIBOR (pays quarterly)	1.68% (pays semi-annually)	5/6/26	(900,387)	—	(900,387)
USD	3,030	Pays	3-month USD-LIBOR (pays quarterly)	1.66% (pays semi-annually)	5/9/26	(296,352)	—	(296,352)
USD	2,769	Pays	3-month USD-LIBOR (pays quarterly)	1.72% (pays semi-annually)	5/20/26	(258,739)	—	(258,739)
USD	5,537	Pays	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	5/20/26	(545,208)	—	(545,208)
USD	47,602	Receives	3-month USD-LIBOR (pays quarterly)	2.18% (pays semi-annually)	9/19/27	3,727,100	(774,971)	2,952,129
USD	14,740	Receives	3-month USD-LIBOR (pays quarterly)	2.32% (pays semi-annually)	11/17/27	927,114	—	927,114
USD	3,500	Receives	3-month USD-LIBOR (pays quarterly)	2.35% (pays semi-annually)	11/21/27	212,386	—	212,386
USD	14,203	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	1/30/28	495,883	—	495,883
USD	1,010	Receives	3-month USD-LIBOR (pays quarterly)	2.72% (pays semi-annually)	1/31/28	31,373	—	31,373
USD	17,888	Receives	3-month USD-LIBOR (pays quarterly)	2.74% (pays semi-annually)	2/1/28	647,984	—	647,984

54	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	603	Receives	3-month USD-LIBOR (pays quarterly)	2.84% (pays semi-annually)	2/9/28	$16,564	$—	$16,564
USD	14,655	Receives	3-month USD-LIBOR (pays quarterly)	2.89% (pays semi-annually)	3/15/28	353,739	—	353,739
USD	1,400	Receives	3-month USD-LIBOR (pays quarterly)	2.82% (pays semi-annually)	4/12/28	43,012	(846)	42,166
USD	1,700	Receives	3-month USD-LIBOR (pays quarterly)	2.80% (pays semi-annually)	4/13/28	55,125	(7)	55,118
USD	1,566	Receives	3-month USD-LIBOR (pays quarterly)	2.89% (pays semi-annually)	4/18/28	39,428	(476)	38,952
USD	11,360	Receives	3-month USD-LIBOR (pays quarterly)	3.02% (pays semi-annually)	5/10/28	69,635	(46,261)	23,374
USD	5,532	Receives	3-month USD-LIBOR (pays quarterly)	2.89% (pays semi-annually)	6/5/28	97,375	—	97,375
USD	4,912	Receives	3-month USD-LIBOR (pays quarterly)	2.94% (pays semi-annually)	6/5/28	66,924	—	66,924
USD	4,618	Receives	3-month USD-LIBOR (pays quarterly)	2.96% (pays semi-annually)	6/7/28	53,153	—	53,153
USD	1,800	Receives	3-month USD-LIBOR (pays quarterly)	2.94% (pays semi-annually)	6/27/28	25,033	—	25,033
USD	9,647	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	9/28/28	55,923	—	55,923
USD	10,201	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/28	75,559	—	75,559
USD	10,383	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/2/28	81,377	5,405	86,782
USD	3,335	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	10/3/28	19,223	—	19,223
USD	13,376	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/4/28	105,100	—	105,100
USD	4,241	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/5/28	5,673	—	5,673
USD	3,934	Receives	3-month USD-LIBOR (pays quarterly)	3.24% (pays semi-annually)	10/9/28	(11,503)	—	(11,503)
USD	1,676	Receives	3-month USD-LIBOR (pays quarterly)	3.27% (pays semi-annually)	10/10/28	(9,260)	—	(9,260)
USD	1,841	Receives	3-month USD-LIBOR (pays quarterly)	3.27% (pays semi-annually)	10/12/28	(9,994)	—	(9,994)
USD	17,617	Receives	3-month USD-LIBOR (pays quarterly)	3.22% (pays semi-annually)	11/2/28	—	—	—
USD	3,020	Receives	3-month USD-LIBOR (pays quarterly)	2.99% (pays semi-annually)	7/3/38	77,741	—	77,741
USD	5,538	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	7/5/38	136,700	—	136,700
USD	7,200	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	7/5/38	177,947	—	177,947
USD	5,539	Receives	3-month USD-LIBOR (pays quarterly)	2.98% (pays semi-annually)	7/5/38	146,979	—	146,979

55	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	7,754	Receives	3-month USD-LIBOR (pays quarterly)	2.98% (pays semi-annually)	7/6/38	$204,763	$—	$204,763
USD	11,923	Receives	3-month USD-LIBOR (pays quarterly)	2.97% (pays semi-annually)	7/7/38	325,103	—	325,103
USD	8,868	Receives	3-month USD-LIBOR (pays quarterly)	2.92% (pays semi-annually)	4/16/48	601,431	—	601,431
USD	8,570	Receives	3-month USD-LIBOR (pays quarterly)	2.91% (pays semi-annually)	4/17/48	601,745	—	601,745
USD	2,500	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/17/48	51,960	346	52,306
USD	6,332	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/18/48	136,596	1,481	138,077
USD	6,990	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/23/48	148,665	—	148,665
USD	2,538	Receives	3-month USD-LIBOR (pays quarterly)	3.02% (pays semi-annually)	5/29/48	103,019	—	103,019
USD	4,544	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	9/25/48	117,749	(6,792)	110,957
USD	10,618	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	9/28/48	264,194	—	264,194
USD	10,907	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/1/48	314,311	—	314,311
USD	30,514	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/1/48	896,778	—	896,778
USD	11,173	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/48	336,615	—	336,615
USD	2,865	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/3/48	66,562	—	66,562
USD	2,605	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	10/4/48	72,523	—	72,523
USD	13,351	Receives	3-month USD-LIBOR (pays quarterly)	3.21% (pays semi-annually)	10/5/48	164,388	—	164,388
USD	4,121	Receives	3-month USD-LIBOR (pays quarterly)	3.29% (pays semi-annually)	10/9/48	(9,832)	—	(9,832)
USD	10,162	Receives	3-month USD-LIBOR (pays quarterly)	3.26% (pays semi-annually)	10/9/48	29,006	—	29,006
USD	4,859	Receives	3-month USD-LIBOR (pays quarterly)	3.30% (pays semi-annually)	10/13/48	(20,340)	—	(20,340)
USD	15,835	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	5/29/28	119,996	—	119,996

						$(1,365,268)	$146,134	$(1,219,134)

56	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	SAR	45,600	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.37% (pays annually)	4/11/26	$237,881
Bank of America, N.A.	SAR	33,371	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.43% (pays annually)	5/10/26	212,106
Bank of America, N.A.	SAR	33,434	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.57% (pays annually)	5/23/26	198,511
Citibank, N.A.	MYR	235,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	(153,410)
Citibank, N.A.	MYR	52,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	(25,395)
Goldman Sachs International	SAR	61,080	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.16% (pays annually)	8/3/20	351,154
Goldman Sachs International	SAR	60,729	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.35% (pays annually)	8/12/20	293,501
Goldman Sachs International	SAR	71,420	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.40% (pays annually)	8/17/20	328,978
Goldman Sachs International	SAR	53,447	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.41% (pays annually)	8/22/20	(32,469)
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.26% (pays annually)	9/17/20	696,056
Goldman Sachs International	SAR	32,508	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.65% (pays annually)	2/23/21	36,897
Goldman Sachs International	SAR	43,163	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.64% (pays annually)	7/27/22	292,791
Goldman Sachs International	SAR	72,091	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.46% (pays annually)	5/9/26	410,369
JPMorgan Chase Bank, N.A.	MYR	134,700	Pays	3-month MYR KLIBOR (pays quarterly)	3.92% (pays quarterly)	7/19/23	(28,768)
JPMorgan Chase Bank, N.A.	MYR	107,900	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	(52,392)
JPMorgan Chase Bank, N.A.	MYR	55,345	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	(28,677)
JPMorgan Chase Bank, N.A.	MYR	55,350	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	(28,680)
JPMorgan Chase Bank, N.A.	MYR	138,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.86% (pays quarterly)	9/4/23	(129,990)
JPMorgan Chase Bank, N.A.	MYR	110,700	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	9/5/23	(69,555)

57	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

JPMorgan Chase Bank, N.A.	NZD	11,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.86% (pays semi-annually)	2/25/23	$498,401
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill (pays quarterly)	4.06% (pays semi-annually)	6/4/23	326,543
Standard Chartered Bank	MYR	130,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.93% (pays quarterly)	7/19/23	(13,954)
Standard Chartered Bank	MYR	55,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	(36,154)
Standard Chartered Bank	MYR	53,200	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	(37,788)
Standard Chartered Bank	MYR	55,900	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	(41,310)

							$3,204,646

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Depreciation

Turkey	$9,840	1.00% (pays quarterly)(1)	6/20/20	3.31%	$(343,941)	$201,010	$(142,931)

Total	$9,840				$(343,941)	$201,010	$(142,931)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Colombia	$103,230	1.00% (pays quarterly)(1)	12/20/23	$1,290,719	$(874,658)	$416,061
France	27,737	0.25% (pays quarterly)(1)	12/20/24	155,725	(30,999)	124,726
Malaysia	508,840	1.00% (pays quarterly)(1)	12/20/23	2,543,352	(2,353,876)	189,476
Markit CDX Emerging Markets Index (CDX.EM.30.V1)	69,988	1.00% (pays quarterly)(1)	12/20/23	3,258,175	(3,148,499)	109,676
Markit CDX Emerging Markets Index (CDX.EM.30.V1)	52,900	1.00% (pays quarterly)(1)	12/20/23	2,462,677	(2,526,376)	(63,699)
Mexico	257,527	1.00% (pays quarterly)(1)	12/20/23	5,048,130	(2,453,579)	2,594,551

58	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection (continued)

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	$153,163	1.00% (pays quarterly)(1)	12/20/22	$(2,842,051)	$(47,621)	$(2,889,672)
Qatar	23,815	1.00% (pays quarterly)(1)	12/20/27	184,955	(967,267)	(782,312)
Qatar	23,816	1.00% (pays quarterly)(1)	12/20/27	184,963	(967,424)	(782,461)
Qatar	57,454	1.00% (pays quarterly)(1)	12/20/27	446,205	(2,199,241)	(1,753,036)
Russia	242,366	1.00% (pays quarterly)(1)	12/20/23	4,919,145	(5,727,956)	(808,811)
South Africa	76,950	1.00% (pays quarterly)(1)	6/20/21	1,440,145	(3,955,742)	(2,515,597)
South Africa	49,000	1.00% (pays quarterly)(1)	12/20/27	6,294,703	(4,969,814)	1,324,889
South Africa	10,300	1.00% (pays quarterly)(1)	12/20/27	1,323,172	(1,331,287)	(8,115)
South Africa	17,000	1.00% (pays quarterly)(1)	12/20/27	2,183,877	(2,201,593)	(17,716)
South Africa	23,500	1.00% (pays quarterly)(1)	12/20/27	3,018,888	(3,104,514)	(85,626)
South Africa	18,100	1.00% (pays quarterly)(1)	12/20/27	2,325,186	(2,445,704)	(120,518)

Total				$34,237,966	$(39,306,150)	$(5,068,184)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Argentina	Goldman Sachs International	$94,480	5.00% (pays quarterly)(1)	12/20/23	6.12%	$(3,637,146)	$3,953,604	$316,458
Cyprus	Goldman Sachs International	3,268	1.00% (pays quarterly)(1)	6/20/21	1.03	1,571	136,255	137,826
Cyprus	Goldman Sachs International	5,000	1.00% (pays quarterly)(1)	12/20/21	1.11	(9,942)	170,066	160,124
Turkey	BNP Paribas	11,545	1.00% (pays quarterly)(1)	6/20/20	3.31	(403,536)	244,118	(159,418)
Turkey	BNP Paribas	13,400	1.00% (pays quarterly)(1)	9/20/20	3.34	(544,473)	390,438	(154,035)
Turkey	BNP Paribas	9,935	1.00% (pays quarterly)(1)	12/20/20	3.36	(458,384)	238,799	(219,585)
Turkey	BNP Paribas	19,643	1.00% (pays quarterly)(1)	6/20/23	3.78	(2,120,017)	763,647	(1,356,370)
Turkey	BNP Paribas	27,684	1.00% (pays quarterly)(1)	12/20/26	4.12	(5,134,191)	3,765,096	(1,369,095)
Turkey	BNP Paribas	28,837	1.00% (pays quarterly)(1)	12/20/26	4.12	(5,348,115)	3,921,975	(1,426,140)

59	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Turkey	Citibank, N.A.	$43,500	1.00% (pays quarterly)(1)	6/20/23	3.78%	$(4,694,839)	$1,708,345	$(2,986,494)
Turkey	Deutsche Bank AG	12,764	1.00% (pays quarterly)(1)	12/20/23	3.77	(1,500,617)	1,515,499	14,882
Turkey	Goldman Sachs International	14,470	1.00% (pays quarterly)(1)	6/20/20	3.31	(505,775)	251,984	(253,791)
Turkey	Goldman Sachs International	11,535	1.00% (pays quarterly)(1)	12/20/26	4.12	(2,139,246)	1,578,169	(561,077)
Turkey	Goldman Sachs International	32,257	1.00% (pays quarterly)(1)	12/20/27	4.16	(6,524,473)	4,258,424	(2,266,049)
Turkey	JPMorgan Chase Bank, N.A.	12,290	1.00% (pays quarterly)(1)	6/20/20	3.31	(429,576)	252,863	(176,713)
Turkey	Nomura International PLC	8,100	1.00% (pays quarterly)(1)	6/20/20	3.31	(283,122)	148,089	(135,033)

Total		$348,708				$(33,731,881)	$23,297,371	$(10,434,510)

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bulgaria	BNP Paribas	$2,160	1.00% (pays quarterly)(1)	12/20/18	$(5,030)	$(603)	$(5,633)
Colombia	Goldman Sachs International	60,800	1.00% (pays quarterly)(1)	12/20/28	5,023,377	(4,338,473)	684,904
Croatia	BNP Paribas	915	1.00% (pays quarterly)(1)	3/20/20	(10,235)	(20,902)	(31,137)
Croatia	Citibank, N.A.	400	1.00% (pays quarterly)(1)	3/20/20	(4,474)	(8,301)	(12,775)
Croatia	Citibank, N.A.	156	1.00% (pays quarterly)(1)	6/20/20	(1,936)	(3,672)	(5,608)
Croatia	Citibank, N.A.	1,210	1.00% (pays quarterly)(1)	6/20/20	(15,039)	(29,218)	(44,257)
Croatia	Goldman Sachs International	3,000	1.00% (pays quarterly)(1)	3/20/19	(13,238)	(16,513)	(29,751)
Croatia	Goldman Sachs International	2,670	1.00% (pays quarterly)(1)	3/20/20	(29,866)	(54,703)	(84,569)
Croatia	Goldman Sachs International	4,150	1.00% (pays quarterly)(1)	3/20/20	(46,420)	(85,112)	(131,532)
Croatia	Goldman Sachs International	2,100	1.00% (pays quarterly)(1)	6/20/20	(26,100)	(50,878)	(76,978)
France	Citibank, N.A.	86,529	0.25% (pays quarterly)(1)	12/20/28	1,933,866	(1,793,311)	140,555

60	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

France	Goldman Sachs International	$162,224	0.25% (pays quarterly)(1)	12/20/28	$3,625,598	$(3,297,675)	$327,923
Lebanon	Barclays Bank PLC	5,000	1.00% (pays quarterly)(1)	12/20/27	1,552,272	(1,303,337)	248,935
Lebanon	Goldman Sachs International	3,722	5.00% (pays quarterly)(1)	12/20/18	(10,743)	5,639	(5,104)
Lebanon	Goldman Sachs International	3,450	5.00% (pays quarterly)(1)	12/20/18	(9,958)	4,835	(5,123)
Oman	Bank of America, N.A.	17,964	1.00% (pays quarterly)(1)	6/20/22	517,082	(652,154)	(135,072)
Oman	Bank of America, N.A.	14,372	1.00% (pays quarterly)(1)	12/20/22	560,987	(640,378)	(79,391)
Poland	Bank of America, N.A.	5,200	1.00% (pays quarterly)(1)	9/20/19	(42,831)	15,443	(27,388)
Poland	Barclays Bank PLC	3,164	1.00% (pays quarterly)(1)	9/20/19	(26,061)	9,939	(16,122)
Qatar	Bank of America, N.A.	540	1.00% (pays quarterly)(1)	6/20/19	(3,549)	1,721	(1,828)
Qatar	Bank of America, N.A.	540	1.00% (pays quarterly)(1)	6/20/19	(3,549)	1,622	(1,927)
Qatar	Barclays Bank PLC	9,791	1.00% (pays quarterly)(1)	12/20/18	(22,927)	4,308	(18,619)
Qatar	Barclays Bank PLC	1,200	1.00% (pays quarterly)(1)	3/20/19	(5,330)	1,410	(3,920)
Qatar	BNP Paribas	539	1.00% (pays quarterly)(1)	6/20/19	(3,542)	1,214	(2,328)
Qatar	Citibank, N.A.	2,020	1.00% (pays quarterly)(1)	6/20/19	(13,275)	5,957	(7,318)
Qatar	Deutsche Bank AG	539	1.00% (pays quarterly)(1)	6/20/19	(3,542)	1,145	(2,397)
Qatar	Deutsche Bank AG	1,740	1.00% (pays quarterly)(1)	6/20/19	(11,435)	3,695	(7,740)
Qatar	Goldman Sachs International	1,660	1.00% (pays quarterly)(1)	3/20/19	(7,373)	2,259	(5,114)
Qatar	Goldman Sachs International	3,330	1.00% (pays quarterly)(1)	3/20/19	(14,791)	3,815	(10,976)
Qatar	Goldman Sachs International	1,360	1.00% (pays quarterly)(1)	12/20/20	(22,374)	(13,723)	(36,097)
Qatar	Goldman Sachs International	7,960	1.00% (pays quarterly)(1)	12/20/20	(130,955)	(54,641)	(185,596)
Qatar	Goldman Sachs International	1,730	1.00% (pays quarterly)(1)	9/20/24	(16,792)	872	(15,920)
Qatar	JPMorgan Chase Bank, N.A.	580	1.00% (pays quarterly)(1)	3/20/19	(2,576)	745	(1,831)
Qatar	JPMorgan Chase Bank, N.A.	510	1.00% (pays quarterly)(1)	6/20/19	(3,352)	1,628	(1,724)
Qatar	JPMorgan Chase Bank, N.A.	1,032	1.00% (pays quarterly)(1)	6/20/19	(6,782)	2,451	(4,331)

61	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	JPMorgan Chase Bank, N.A.	$1,520	1.00% (pays quarterly)(1)	6/20/19	$(9,989)	$3,133	$(6,856)
Qatar	Nomura International PLC	620	1.00% (pays quarterly)(1)	3/20/19	(2,754)	728	(2,026)
Qatar	Nomura International PLC	1,540	1.00% (pays quarterly)(1)	3/20/19	(6,840)	1,866	(4,974)
Qatar	Nomura International PLC	5,380	1.00% (pays quarterly)(1)	9/20/24	(52,222)	10,855	(41,367)
South Africa	Bank of America, N.A.	26,320	1.00% (pays quarterly)(1)	9/20/22	944,081	(802,456)	141,625
South Africa	Bank of America, N.A.	14,640	1.00% (pays quarterly)(1)	9/20/22	525,127	(403,032)	122,095
South Africa	Bank of America, N.A.	5,000	1.00% (pays quarterly)(1)	9/20/22	179,347	(145,549)	33,798
South Africa	Bank of America, N.A.	7,500	1.00% (pays quarterly)(1)	9/20/22	269,020	(287,701)	(18,681)
South Africa	BNP Paribas	2,940	1.00% (pays quarterly)(1)	12/20/25	279,595	(351,732)	(72,137)
South Africa	BNP Paribas	13,330	1.00% (pays quarterly)(1)	12/20/25	1,267,687	(1,772,017)	(504,330)
South Africa	BNP Paribas	15,990	1.00% (pays quarterly)(1)	12/20/25	1,520,654	(2,126,852)	(606,198)
South Africa	BNP Paribas	26,186	1.00% (pays quarterly)(1)	12/20/25	2,490,297	(3,333,089)	(842,792)
South Africa	Deutsche Bank AG	4,860	1.00% (pays quarterly)(1)	9/20/22	174,325	(186,079)	(11,754)
South Africa	Deutsche Bank AG	5,700	1.00% (pays quarterly)(1)	9/20/22	204,455	(217,306)	(12,851)
South Africa	Goldman Sachs International	3,070	1.00% (pays quarterly)(1)	9/20/22	110,119	(113,914)	(3,795)
South Africa	Goldman Sachs International	15,000	1.00% (pays quarterly)(1)	9/20/22	538,040	(574,638)	(36,598)
South Africa	Goldman Sachs International	2,647	1.00% (pays quarterly)(1)	12/20/22	104,473	(106,302)	(1,829)
South Africa	HSBC Bank USA, N.A.	7,120	1.00% (pays quarterly)(1)	12/20/22	281,015	(260,574)	20,441
South Africa	HSBC Bank USA, N.A.	2,500	1.00% (pays quarterly)(1)	12/20/22	98,671	(96,414)	2,257
South Africa	Nomura International PLC	7,571	1.00% (pays quarterly)(1)	12/20/22	298,815	(299,230)	(415)

Total					$21,913,023	$(23,355,199)	$(1,442,176)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2018, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $358,548,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

62	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Net Unrealized Appreciation (Depreciation)

Citibank, N.A.	KRW	145,500	Positive Return on KOSPI 200 Index Futures 12/2018 (pays upon termination)	Negative Return on KOSPI 200 Index Futures 12/2018 (pays upon termination)	12/13/18	$(3,605,982)
Citibank, N.A.	USD	131,000	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.24% (pays upon termination)	12/14/18	550,679
Citibank, N.A.	USD	112,200	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.25% (pays upon termination)	12/14/18	476,939
Citibank, N.A.	USD	103,000	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.26% (pays upon termination)	12/14/18	588,469
Citibank, N.A.	LKR	2,000,000	Total Return on Sri Lanka Government Bond, 11.50% due 12/15/21 (pays semi-annually)	6-month USD-LIBOR+ 115 bp on $14,370,953 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	12/17/21	(2,546,363)
Citibank, N.A.	LKR	1,200,000	Total Return on Sri Lanka Government Bond, 11.50% due 12/15/21 (pays semi-annually)	6-month USD-LIBOR + 115 bp on $8,023,055 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	12/17/21	(919,711)
Citibank, N.A.	LKR	2,000,000	Total Return on Sri Lanka Government Bond, 11.50% due 5/15/23 (pays semi-annually)	6-month USD-LIBOR + 115 bp on $13,781,238 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	5/17/23	(2,021,033)
Citibank, N.A.	LKR	1,000,000	Total Return on Sri Lanka Government Bond, 11.50% due 5/15/23 (pays semi-annually)	6-month USD-LIBOR + 115 bp on $6,996,612 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	5/17/23	(1,118,491)

63	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Total Return Swaps (continued)

Counterparty	Notional Amount (000’s omitted)†		Portfolio Receives	Portfolio Pays	Termination Date	Value/Net Unrealized Appreciation (Depreciation)

Goldman Sachs International	EGP	213,875	Total Return on Egypt Treasury Bill, 0.00% due 7/23/19 (pays upon termination)	3-month USD-LIBOR + 55 bp on $10,040,350 (Notional Amount) (pays quarterly) plus Notional Amount at termination date	7/23/19	$240,072

						$(8,355,421)

Abbreviations:

BADLAR	–	Buenos Aires Deposits of Large Amount Rate
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
OMO	–	Open Market Operation

Currency Abbreviations:

AED	–	United Arab Emirates Dirham
ARS	–	Argentine Peso
AUD	–	Australian Dollar
BHD	–	Bahraini Dinar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
GEL	–	Georgian Lari
GHS	–	Ghanaian Cedi
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee

MAD	–	Moroccan Dirham
MYR	–	Malaysian Ringgit
MXN	–	Mexican Peso
NGN	–	Nigerian Naira
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
QAR	–	Qatari Riyal
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
TWD	–	New Taiwan Dollar
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso
XOF	–	West African CFA Franc
ZAR	–	South African Rand

64	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $4,116,698,389)	$3,856,350,632
Affiliated investment, at value (identified cost, $733,776,021)	733,702,692
Cash	19,898,944
Deposits for derivatives collateral —
Futures contracts	407,990
Centrally cleared swap contracts	107,683,351
OTC derivatives	21,040,330
Foreign currency, at value (identified cost, $94,559,087)	93,722,665
Interest and dividends receivable	85,099,290
Dividends receivable from affiliated investment	1,103,200
Receivable for investments sold	60,527,113
Receivable for variation margin on open futures contracts	1,966,472
Receivable for variation margin on open centrally cleared swap contracts	3,847,031
Receivable for open forward foreign currency exchange contracts	203,399,623
Receivable for open swap contracts	10,505,717
Receivable for closed swap contracts	1,410,447
Receivable for closed options	6,472,610
Upfront payments on open non-centrally cleared swap contracts	23,440,479
Tax reclaims receivable	23,228
Receivable from affiliate	1,354,309
Total assets	$5,231,956,123

Liabilities
Cash collateral due to brokers	$21,040,330
Payable for reverse repurchase agreements, including accrued interest of $260,770	319,812,913
Written options outstanding, at value (premiums received, $524,985)	34,287
Payable for investments purchased	74,668,409
Payable for when-issued securities	21,285,000
Payable for open forward foreign currency exchange contracts	223,695,744
Payable for open swap contracts	25,118,631
Upfront receipts on open non-centrally cleared swap contracts	23,382,651
Payable to affiliates:
Investment adviser fee	3,649,015
Trustees’ fees	8,628
Accrued foreign capital gains taxes	10,566
Accrued expenses and other liabilities	2,311,682
Total liabilities	$715,017,856
Net Assets applicable to investors’ interest in Portfolio	$4,516,938,267

65	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest (net of foreign taxes, $11,112,023)	$284,444,741
Dividends (net of foreign taxes, $1,475,796)	8,016,829
Dividends from affiliated investment	6,711,359
Total investment income	$299,172,929

Expenses
Investment adviser fee	$44,559,866
Trustees’ fees and expenses	101,503
Custodian fee	5,592,901
Legal and accounting services	411,785
Interest expense and fees	3,606,559
Interest expense on securities sold short	7,873
Miscellaneous	477,994
Total expenses	$54,758,481
Deduct —
Allocation of expenses to affiliate	$1,354,309
Total expense reductions	$1,354,309

Net expenses	$53,404,172

Net investment income	$245,768,757

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $1,137,974)	$(85,038,129)
Investment transactions — affiliated investment	(7,707)
Written options	3,611,222
Securities sold short	92,956
Futures contracts	(77,475,481)
Swap contracts	(84,192,792)
Forward volatility agreements	(1,342,392)
Foreign currency transactions	(10,100,730)
Forward foreign currency exchange contracts	41,828,317
Net realized loss	$(212,624,736)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $522,416)	$(382,830,299)
Investments — affiliated investment	(73,329)
Written options	(2,338,944)
Securities sold short	(74,762)
Futures contracts	2,514,853
Swap contracts	16,117,964
Forward volatility agreements	543,165
Foreign currency	(6,357,051)
Forward foreign currency exchange contracts	(33,635,256)
Net change in unrealized appreciation (depreciation)	$(406,133,659)

Net realized and unrealized loss	$(618,758,395)

Net decrease in net assets from operations	$(372,989,638)

66	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$245,768,757	$115,192,087
Net realized gain (loss)	(212,624,736)	3,070,940
Net change in unrealized appreciation (depreciation)	(406,133,659)	16,364,972
Net increase (decrease) in net assets from operations	$(372,989,638)	$134,627,999
Capital transactions —
Contributions	$1,428,513,014	$1,938,715,733
Withdrawals	(606,564,478)	(265,577,214)
Net increase in net assets from capital transactions	$821,948,536	$1,673,138,519

Net increase in net assets	$448,958,898	$1,807,766,518

Net Assets
At beginning of year	$4,067,979,369	$2,260,212,851
At end of year	$4,516,938,267	$4,067,979,369

67	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018		2017	2016		2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	1.11	%(3)	1.13%	1.10%		1.14%	1.28%
Net investment income	5.09%		4.54%	5.09%		5.53%	4.58%
Portfolio Turnover	75%		76%	97%		75%	116%

Total Return	(7.08	)%(3)	5.65%	7.79	%(4)	3.36%	6.99%

Net assets, end of year (000’s omitted)	$4,516,938		$4,067,979	$2,260,213		$1,879,008	$1,510,154

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

Includes interest and dividend expense, including on securities sold short and reverse repurchase agreements, of 0.07%, 0.06%, 0.03%, 0.03% and 0.14% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.03% of average daily net assets for the year ended October 31, 2018). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

68	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund and Eaton Vance Commodity Strategy Fund held an interest of 91.0%, 8.2%, 0.6% and 0.2%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2018 were $16,589,376 or 0.4% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Forward volatility agreements are valued by a third party pricing service using techniques that consider factors including the volatility of the underlying instrument and the period of time until expiration. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

69

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October 31, 2018

Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

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Notes to Consolidated Financial Statements — continued

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization

71

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Notes to Consolidated Financial Statements — continued

of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to- market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption

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Notes to Consolidated Financial Statements — continued

bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Forward Volatility Agreements — Forward volatility agreements are transactions in which two parties agree to the purchase or sale of an option straddle on an underlying exchange rate at the expiration of the agreement. The strike volatility rate is determined at the trade date. At expiration, the amount settled is determined based on the Black Scholes formula, the then current spot exchange rate, interest rates, and the agreed upon implied volatility. Changes in the value of the forward volatility agreement are recorded as unrealized gains or losses. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying exchange rate.

T  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

U  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

V  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

W  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

X  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

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Notes to Consolidated Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $44,559,866 or 0.92% of the Portfolio’s consolidated average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $1,354,309 of the Portfolio’s operating expenses for the year ended October 31, 2018. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the year ended October 31, 2018, BMR reimbursed the Portfolio $8,365 for a net realized loss due to trading errors. The amount of the reimbursement had an impact on total return of less than 0.01%.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$3,244,735,196	$2,289,193,879
U.S. Government and Agency Securities	287,897,702	234,458,130

	$3,532,632,898	$2,523,652,009

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,853,770,851

Gross unrealized appreciation	$78,945,280
Gross unrealized depreciation	(330,491,843)

Net unrealized depreciation	$(251,546,563)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts, forward volatility agreements and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Consolidated Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

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Notes to Consolidated Financial Statements — continued

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: The Portfolio enters into options on equity indices, equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, forward volatility agreements, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $268,939,485. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $67,152,831 at October 31, 2018.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2018. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

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Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$—	$26,313,100	$33,376,284	$59,689,384
Not applicable	—	37,080,017 *	—	—	77,356,126 *	114,436,143
Receivable for open forward foreign currency exchange contracts	—	—	—	203,399,623	—	203,399,623
Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	1,616,087	22,500,474	—	240,072	6,297,735	30,654,368

Total Asset Derivatives	$1,616,087	$59,580,491	$—	$229,952,795	$117,030,145	$408,179,518

Derivatives not subject to master netting or similar agreements	$—	$37,080,017	$—	$—	$77,356,126	$114,436,143

Total Asset Derivatives subject to master netting or similar agreements	$1,616,087	$22,500,474	$—	$229,952,795	$39,674,019	$293,743,375

Written options outstanding, at value	$—	$—	$—	$(34,287)	$—	$(34,287)
Not applicable	—	(3,185,992)*	(245,850)*	—	(76,821,567)*	(80,253,409)
Payable for open forward foreign currency exchange contracts	—	—	—	(223,695,744)	—	(223,695,744)
Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	(34,319,332)	(3,605,982)	(6,605,598)	(678,542)	(45,209,454)

Total Liability Derivatives	$—	$(37,505,324)	$(3,851,832)	$(230,335,629)	$(77,500,109)	$(349,192,894)

Derivatives not subject to master netting or similar agreements	$—	$(3,185,992)	$(245,850)	$—	$(76,821,567)	$(80,253,409)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(34,319,332)	$(3,605,982)	$(230,335,629)	$(678,542)	$(268,939,485)

*

For futures contracts and centrally cleared swap contracts, amount represents value as shown in the Consolidated Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.

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Notes to Consolidated Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$1,198,791	$(1,198,791)	$—	$—	$—	$1,117
Bank of America, N.A.	27,260,995	(2,618,244)	(24,642,745)	(6)	—	6
Barclays Bank PLC	3,363,442	(280,805)	—	(3,037,332)	45,305	3,037,332
BNP Paribas	10,328,510	(10,328,510)	—	—	—	—
Citibank, N.A.	11,468,606	(9,852,519)	—	(1,616,087)	—	1,720,236
Deutsche Bank AG	38,667,313	(36,730,559)	(136,753)	(1,800,001)	—	1,800,001
Goldman Sachs International	76,318,192	(70,704,268)	(5,613,904)	(20)	—	20
HSBC Bank USA, N.A.	4,126,221	(1,391,248)	(2,640,369)	—	94,604	—
JPMorgan Chase Bank, N.A.	23,417,802	(22,699,975)	—	(8,994)	708,833	8,994
Morgan Stanley & Co. International PLC	12,380,229	(197,825)	—	(12,182,404)	—	12,196,535
Nomura International PLC	298,815	(298,815)	—	—	—	480,055
Société Générale	1,439,520	(125,233)	(1,309,112)	(5,175)	—	5,175
Standard Chartered Bank	79,182,627	(57,332,741)	(10,437,988)	(89,649)	11,322,249	89,649
State Street Bank and Trust Company	1,661,214	(1,661,214)	—	—	—	—
UBS AG	927,601	(927,601)	—	—	—	—
VTB Capital PLC	1,703,497	—	—	(1,701,210)	2,287	1,701,210

	$293,743,375	$(216,348,348)	$(44,780,871)	$(20,440,878)	$12,173,278	$21,040,330

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(1,849,212)	$1,198,791	$650,421	$—	$—	$—
Bank of America, N.A.	(2,618,244)	2,618,244	—	—	—	—
Barclays Bank PLC	(280,805)	280,805	—	—	—	—
BNP Paribas	(31,453,888)	10,328,510	20,566,350	—	(559,028)	—
Citibank, N.A.	(26,592,189)	9,852,519	16,739,670	—	—	—
Credit Agricole Corporate and Investment Bank	(4,955,497)	—	4,291,401	—	(664,096)	—
Credit Suisse International	(258,987)	—	169,714	—	(89,273)	—
Deutsche Bank AG	(36,730,559)	36,730,559	—	—	—	—
Goldman Sachs International	(70,704,268)	70,704,268	—	—	—	—
HSBC Bank USA, N.A.	(1,391,248)	1,391,248	—	—	—	—
ICBC Standard Bank PLC	(331,651)	—	—	—	(331,651)	—
JPMorgan Chase Bank, N.A.	(22,699,975)	22,699,975	—	—	—	—
Morgan Stanley & Co. International PLC	(197,825)	197,825	—	—	—	—
Nomura International PLC	(344,938)	298,815	—	—	(46,123)	—

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Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Société Générale	$(125,233)	$125,233	$—	$—	$—	$—
Standard Chartered Bank	(57,332,741)	57,332,741	—	—	—	—
State Street Bank and Trust Company	(3,113,804)	1,661,214	1,315,783	—	(136,807)	—
The Toronto-Dominion Bank	(342,530)	—	—	—	(342,530)	—
UBS AG	(7,615,891)	927,601	6,688,290	—	—	—

	$(268,939,485)	$216,348,348	$50,421,629	$—	$(2,169,508)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$21,040,330

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at October 31, 2018 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2018 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(4,638,514)	$65,924	$(6,164,297)
Written options	—	—	—	3,611,222	—
Futures contracts	(77,004,721)	—	(4,691,999)	—	4,221,239
Swap contracts	(2,692,989)	(44,957,777)	(4,417,128)	(3,555,036)	(28,569,862)
Forward volatility agreements	—	—	—	(1,342,392)	—
Forward foreign currency exchange contracts	—	—	—	41,828,317	—

Total	$(79,697,710)	$(44,957,777)	$(13,747,641)	$40,608,035	$(30,512,920)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(152,456)	$14,806,741	$324,712
Written options	—	—	—	(2,338,944)	—
Futures contracts	2,206,569	—	565,947	—	(257,663)
Swap contracts	1,616,087	(1,900,520)	(3,864,475)	(7,473,616)	27,740,488
Forward volatility agreements	—	—	—	543,165	—
Forward foreign currency exchange contracts	—	—	—	(33,635,256)	—

Total	$3,822,656	$(1,900,520)	$(3,450,984)	$(28,097,910)	$27,807,537

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Notes to Consolidated Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts	Interest Rate Swaptions Purchased	Forward Volatility Agreements

$2,157,202,000	$2,493,664,000	$11,230,255,000	$13,863,224,000	$306,901,000	$102,992,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased options contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately $2,195,161,000, $205,991,000 and 8,263 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2018 were as follows:

Counterparty	Trade Date	Maturity Date		Interest Rate Paid	Principal Amount	Value Including Accrued Interest

Barclays Bank PLC	10/5/2018	11/9/2018		2.25%	$1,025,075	$1,026,549
Barclays Bank PLC	10/5/2018	11/9/2018		2.00%	2,129,838	2,132,559
Barclays Bank PLC	10/5/2018	11/9/2018		2.80%	2,358,930	2,363,150
Barclays Bank PLC	10/5/2018	11/6/2018		2.35%	2,598,310	2,602,211
Barclays Bank PLC	10/5/2018	11/9/2018		2.80%	8,082,490	8,096,949
Barclays Bank PLC	10/9/2018	On Demand	(1)	2.65%	5,223,750	5,232,210
Barclays Bank PLC	10/9/2018	11/26/2018		2.65%	8,750,000	8,764,170
Barclays Bank PLC	10/16/2018	11/6/2018		2.65%	16,626,224	16,644,582
Barclays Bank PLC	10/22/2018	On Demand	(1)	2.30%	12,659,475	12,665,945
Barclays Bank PLC	10/24/2018	11/9/2018		2.75%	2,010,830	2,011,905
Barclays Bank PLC	10/24/2018	11/9/2018		2.10%	3,198,593	3,199,899
Barclays Bank PLC	10/24/2018	11/9/2018		2.80%	3,462,570	3,464,455
Barclays Bank PLC	10/24/2018	11/6/2018		2.75%	4,179,907	4,182,142
Barclays Bank PLC	10/24/2018	11/6/2018		2.30%	5,197,939	5,200,264
Barclays Bank PLC	10/24/2018	11/9/2018		2.75%	5,275,857	5,278,678
Barclays Bank PLC	10/24/2018	11/26/2018		2.65%	15,204,292	15,212,127
Barclays Bank PLC	10/30/2018	11/9/2018		2.80%	3,957,706	3,958,014
Barclays Bank PLC	10/30/2018	11/6/2018		2.50%	38,910,953	38,913,655
JPMorgan Chase Bank, N.A.	10/2/2018	On Demand	(1)	2.50%	1,705,688	1,708,673
JPMorgan Chase Bank, N.A.	10/2/2018	On Demand	(1)	2.25%	2,821,276	2,825,665

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Notes to Consolidated Financial Statements — continued

Counterparty	Trade Date	Maturity Date		Interest Rate Paid	Principal Amount	Value Including Accrued Interest

JPMorgan Chase Bank, N.A.	10/5/2018	On Demand	(1)	2.70%	$3,145,700	$3,151,126
JPMorgan Chase Bank, N.A.	10/5/2018	On Demand	(1)	2.70%	5,520,244	5,529,766
JPMorgan Chase Bank, N.A.	10/5/2018	On Demand	(1)	2.70%	7,532,280	7,545,273
JPMorgan Chase Bank, N.A.	10/5/2018	On Demand	(1)	2.70%	14,625,000	14,650,228
JPMorgan Chase Bank, N.A.	10/5/2018	On Demand	(1)	2.70%	14,900,000	14,925,703
JPMorgan Chase Bank, N.A.	10/22/2018	On Demand	(1)	2.60%	4,388,354	4,391,207
JPMorgan Chase Bank, N.A.	10/22/2018	11/23/2018		2.70%	15,935,662	15,946,419
JPMorgan Chase Bank, N.A.	10/22/2018	On Demand	(1)	2.20%	16,187,478	16,196,381
JPMorgan Chase Bank, N.A.	10/22/2018	11/23/2018		2.70%	17,037,947	17,049,448
JPMorgan Chase Bank, N.A.	10/22/2018	11/23/2018		2.70%	26,917,660	26,935,829
Nomura International PLC	10/22/2018	On Demand	(1)	2.55%	1,248,300	1,249,002
Nomura International PLC	10/22/2018	On Demand	(1)	2.65%	4,497,082	4,499,730
Nomura International PLC	10/22/2018	11/5/2018		2.65%	16,911,562	16,921,521
Nomura International PLC	10/24/2018	11/23/2018		2.55%	12,473,171	12,479,355
Nomura International PLC	10/24/2018	On Demand	(1)	2.45%	12,852,000	12,858,123

Total					$319,552,143	$319,812,913

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

At October 31, 2018, the remaining contractual maturity of open reverse repurchase agreements was as follows: overnight and continuous ($107,306,627) and up to 30 days ($212,245,516). The type of underlying collateral for all open reverse repurchase agreements was sovereign debt.

For the year ended October 31, 2018, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $122,164,000 and 2.09%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2018. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2018.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following table presents the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2018.

Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(b)

Barclays Bank PLC	$(140,949,464)	$—	$140,949,464	$—
JPMorgan Chase Bank, N.A.	(130,855,718)	—	130,855,718	—
Nomura International PLC	(48,007,731)	—	48,007,731	—

	$(319,812,913)	$—	$319,812,913	$—

*	Including accrued interest.

(a)	In some instances, the total collateral pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

80

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Foreign Government Bonds	$—	$2,680,607,272		$—	$2,680,607,272
Foreign Corporate Bonds	—	110,844,963		15,605,937	126,450,900
Sovereign Loans	—	147,193,649		30,854,563	178,048,212
Credit Linked Notes	—	2,820,000		—	2,820,000
Collateralized Mortgage Obligations	—	54,835,087		—	54,835,087
Small Business Administration Loans (Interest Only)	—	49,053,762		—	49,053,762
Common Stocks
Iceland	381,631	116,341,803	**	—	116,723,434
Vietnam	1,348,063	58,031,592	**	—	59,379,655
Other Countries***	—	68,569,524	**	—	68,569,524
Warrants	—	—		221,631	221,631
Short-Term Investments —
Foreign Government Securities	—	324,210,001		—	324,210,001
U.S. Treasury Obligations	—	135,741,770		—	135,741,770
Other	—	733,702,692		—	733,702,692
Purchased Currency Options	—	26,313,100		—	26,313,100
Purchased Interest Rate Swaptions	—	33,376,284		—	33,376,284

Total Investments	$1,729,694	$4,541,641,499		$46,682,131	$4,590,053,324

Forward Foreign Currency Exchange Contracts	$—	$203,399,623		$—	$203,399,623
Futures Contracts	8,550,798	—		—	8,550,798
Swap Contracts	—	136,539,713		—	136,539,713

Total	$10,280,492	$4,881,580,835		$46,682,131	$4,938,543,458

81

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3*	Total

Written Currency Options	$—	$(34,287)	$—	$(34,287)
Forward Foreign Currency Exchange Contracts	—	(223,695,744)	—	(223,695,744)
Futures Contracts	(8,029,602)	(245,850)	—	(8,275,452)
Swap Contracts	—	(117,187,411)	—	(117,187,411)

Total	$(8,029,602)	$(341,163,292)	$—	$(349,192,894)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

***	For further breakdown of equity securities by country, please refer to the Consolidated Portfolio of Investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

82

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

83

Eaton Vance Global Macro Absolute Return Advantage Fund

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Global Macro Absolute Return Advantage Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

Nominee for Trustee	Number of Shares
	For	Withheld

Mark R. Fetting	446,452,169	795,222
Keith Quinton	446,590,452	656,940
Marcus L. Smith	446,451,805	795,587
Susan J. Sutherland	446,689,986	557,406
Scott E. Wennerholm	446,647,076	600,316

Results are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Global Macro Absolute Return Advantage Portfolio.

Global Macro Absolute Return Advantage Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

Nominee for Trustee	Interest in the Portfolio
	For	Withheld

Mark R. Fetting	100%	0%
Keith Quinton	100%	0%
Marcus L. Smith	100%	0%
Susan J. Sutherland	100%	0%
Scott E. Wennerholm	100%	0%

Results are rounded to the nearest whole number.

84

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

85

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

86

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

87

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

88

Investment Adviser of Global Macro Absolute Return Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836    10.31.18

Eaton Vance

Global Small-Cap Equity Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Global Small-Cap Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Special Meeting of Shareholders	25

Management and Organization	26

Important Notices	29

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock indexes delivered mixed performances for the 12-month period ended October 31, 2018. While U.S. stocks advanced, many international markets lost ground during the period.

U.S. stocks opened the period on an upswing as investors cheered the passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes — a key element of the bill — raised corporate-profit expectations. U.S. stocks also got a boost from positive U.S. economic data, including a national unemployment rate that fell to a 17-year low.

Early in the period, global stocks followed U.S. stocks sharply higher. European stocks got a boost from growing economies and rising corporate profits across the region. Key equity indexes in the Asia-Pacific region also rose despite tensions with North Korea. China’s stock market advanced behind an accelerating housing market, rising retail sales, and strong foreign trade.

U.S. stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments. After a brief rebound, stocks weakened in the spring of 2018, as investors confronted the prospect of a global trade war after President Trump imposed broad new tariffs. The tariffs drew retaliatory actions from impacted countries including China, Canada, and certain countries in the European Union.

European stocks pulled back even more sharply beginning January 2018 amid mounting global trade war concerns. In China, signs of a slowing economy compounded trade concerns, sending Chinese stocks into a prolonged slump that reached bear market territory in late June 2018.

U.S. stocks bounced back during the summer months, but international stocks continued to lag during this period. In the final month of the period, stock indexes worldwide plunged amid concerns of rising commodity prices from tariffs. In addition, slowing economies in Europe and China, along with uncertainty about the U.S. midterm elections and the potential impact of higher interest rates, helped drive international stocks into a sharp retreat.

For the 12-month period ended October 31, 2018, the MSCI World Index,2 a proxy for global equities, advanced 1.16%. In the U.S., the blue-chip Dow Jones Industrial Average® rose 9.87%, while the broader U.S. equity market, as represented by the S&P 500® Index, gained 7.35%. Meanwhile, the MSCI EAFE Index, an Index of developed-market international equities fell –6.85%, and the MSCI Emerging Markets Index fell –12.52% during the period.

Fund Performance

For the 12-month period ended October 31, 2018, Eaton Vance Global Small-Cap Equity Fund (the Fund) had a total return of 0.84% for Class A shares at net asset value (NAV), outperforming its benchmark, the MSCI World Small Cap Index (the Index), which returned –2.16% for the same period.

The Fund outperformed the Index largely due to stock selection. The Fund delivered positive absolute returns in six of the 11 market sectors in the Index, while the Index had positive returns in four sectors.

The consumer discretionary sector made the largest contribution to Fund performance relative to the Index due to stock selection. In the diversified consumer services industry, Grand Canyon Education, Inc., a provider of post-secondary education services, was one of the Fund’s top-performing individual stocks during the period.

In the same industry, ServiceMaster Global Holdings, Inc., a pest control leader, also outperformed after a spin-off of their home warranty business. In the textile, apparel and luxury goods industry, Moncler SpA, an Italian apparel company, delivered notable results during the period. The company benefited from global expansion and a continued broadening of its product range beyond its skiwear heritage.

Stock selection in the information technology (IT) sector also boosted relative Fund results against the Index during the period. Within the IT sector, the Fund benefited from an overweight position in the outperforming software industry. Altair Engineering, Inc., a simulation software company, was among the Fund’s leading stocks after a strong initial public offering and solid financial results. Amedisys, Inc., a provider of home health services, was also among the Fund’s top-performing stocks during the period, benefiting from strong organic growth and a more accommodating government regulatory environment.

Conversely, the financials sector recorded the weakest performance versus the Index during the period due to stock selection. In the banking industry, two U.S. regional banks, Sterling Bancorp and Texas Capital Bancshares, Inc., were among the Fund’s poorest-performing stocks. Both were hampered by shrinking net interest margins, concerns of deteriorating credit, and slowing loan growth. In the lagging capital markets industry, wealth manager Banca Generali SpA was a notable underperformer amid political and budget uncertainties in Italy. Texas Capital Bancshares, Inc. was sold during the period.

Stock selection in the energy sector also detracted from Fund results relative to the Index. CES Energy Solutions Corp., a Canadian oilfield chemicals supplier, lagged after earnings fell short due to rising operating costs. The industrials sector detracted from Fund performance in the period due to stock selection and an overweight position. Consumer-product label supplier Multi-Color Corp. was among the Fund’s weakest stocks after poor results and an unfavorable reaction to a major acquisition.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Performance2,3

Portfolio Managers Aidan M. Farrell of Eaton Vance Advisers International Ltd.; Michael D. McLean and J. Griffith Noble, CFA, each of Eaton Vance Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	0.84%	5.78%	9.98%
Class A with 5.75% Maximum Sales Charge	—	—	–4.92	4.54	9.34
Class C at NAV	03/04/2002	03/04/2002	0.06	4.99	9.16
Class C with 1% Maximum Sales Charge	—	—	–0.91	4.99	9.16
Class I at NAV	10/01/2009	03/04/2002	1.05	6.06	10.23
MSCI World Small Cap Index	—	—	–2.16%	6.66%	12.69%

% Total Annual Operating Expense Ratios 4			Class A	Class C	Class I
Gross			1.87%	2.62%	1.62%
Net			1.35	2.10	1.10

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2008	$24,032	N.A.
Class I	$250,000	10/31/2008	$662,658	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Grand Canyon Education, Inc.	1.5%

Euronet Worldwide, Inc.	1.3

ACI Worldwide, Inc.	1.3

Dolby Laboratories, Inc., Class A	1.2

Performance Food Group Co.	1.1

Gildan Activewear, Inc.	1.1

Black Knight, Inc.	1.1

Tractor Supply Co.	1.1

RealPage, Inc.	1.1

Diamondback Energy, Inc.	1.1

Total	11.9%

Country Allocation (% of net assets)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World Small Cap Index is an unmanaged index of small-cap equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Performance prior to March 1, 2018 reflects the Fund’s performance under its former investment objectives and policies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Prior to August 7, 2015, the Fund’s investment adviser employed an investment objective and strategy of seeking to achieve long-term, after-tax returns by investing in value stocks of small-cap companies. From August 7, 2015 until March 1, 2018, the Fund’s investment adviser employed an investment objective and strategy of seeking long-term, after-tax returns by investing in stocks of global small-cap companies. Effective March 1, 2018, the Fund changed its investment objective and strategy to no longer seek after-tax returns and the name of the Fund was changed from Eaton Vance Tax-Managed Global Small-Cap Fund to Eaton Vance Global Small-Cap Equity Fund.

On January 19, 2018, the Fund received its pro-rata share of net assets from Tax-Managed Global Small-Cap Portfolio, the Portfolio the Fund previously invested in, and the Portfolio was terminated. As of January 22, 2018, the Fund invests its assets directly.

In December 2017, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the “Plan”) whereby the Fund would acquire substantially all the assets and assume substantially all the liabilities of Eaton Vance Global Small-Cap Fund (Global Small-Cap Fund) in exchange for shares of the Fund. As of the close of business on May 21, 2018, the Fund acquired the net assets of Global Small-Cap Fund pursuant to the Plan, which was approved by the shareholders of Global Small-Cap Fund.

5

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$956.20	$6.66	**	1.35%
Class C	$1,000.00	$952.80	$10.34	**	2.10%
Class I	$1,000.00	$957.60	$5.43	**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.40	$6.87	**	1.35%
Class C	$1,000.00	$1,014.60	$10.66	**	2.10%
Class I	$1,000.00	$1,019.70	$5.60	**	1.10%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Portfolio of Investments

Common Stocks — 98.0%
Security	Shares	Value

Australia — 2.3%
Bapcor, Ltd.	52,512	$254,739
Challenger, Ltd.	23,366	170,171
IOOF Holdings, Ltd.	27,811	134,514
National Storage REIT	143,901	173,871
Northern Star Resources, Ltd.	13,052	81,539
OZ Minerals, Ltd.	6,894	44,224
Regis Resources, Ltd.	23,351	70,047
		$929,105

Austria — 0.2%
ams AG	2,347	$91,433
		$91,433

Belgium — 0.7%
Melexis NV	2,473	$162,647
X-Fab Silicon Foundries SE(1)(2)	17,007	116,282
		$278,929

Bermuda — 0.3%
Essent Group, Ltd.(1)	2,925	$115,303
		$115,303

Canada — 4.5%
CAE, Inc.	16,062	$283,307
CES Energy Solutions Corp.	57,850	153,364
Detour Gold Corp.(1)	10,130	74,718
Gildan Activewear, Inc.	15,256	456,307
Killam Apartment Real Estate Investment Trust	16,477	202,388
Kirkland Lake Gold, Ltd.	4,319	84,743
Laurentian Bank of Canada	4,230	133,540
Lundin Mining Corp.	6,577	27,028
North West Co., Inc. (The)	6,779	147,789
Pan American Silver Corp.	4,109	60,522
Seven Generations Energy, Ltd., Class A(1)	18,374	196,937
		$1,820,643

China — 0.5%
CITIC Telecom International Holdings, Ltd.	618,240	$194,135
		$194,135

Denmark — 0.4%
SimCorp A/S	2,119	$163,153
		$163,153

Security	Shares	Value

France — 0.9%
Nexity SA	3,453	$165,125
Rubis SCA	3,765	194,252
		$359,377

Germany — 3.1%
Axel Springer SE	3,499	$232,358
Basler AG	435	76,959
Bechtle AG	1,798	159,676
Brenntag AG	5,647	294,913
Carl Zeiss Meditec AG	2,278	186,599
Norma Group SE	4,754	256,677
Salzgitter AG	1,587	63,429
		$1,270,611

Hong Kong — 0.6%
Hysan Development Co., Ltd.	52,002	$243,873
		$243,873

Ireland — 1.1%
Green REIT PLC	102,863	$169,928
UDG Healthcare PLC	33,044	266,502
		$436,430

Italy — 2.9%
Amplifon SpA	16,054	$284,385
Banca Generali SpA	11,547	222,331
DiaSorin SpA	2,777	263,407
MARR SpA	7,156	173,160
Moncler SpA	6,307	219,028
		$1,162,311

Japan — 11.5%
77 Bank, Ltd. (The)	11,537	$238,303
Asahi Co., Ltd.	16,720	201,012
Daiichikosho Co., Ltd.	5,570	257,087
FP Corp.	3,297	168,963
GLP J-REIT	131	129,631
H.I.S. Co., Ltd.	6,993	212,982
Invesco Office J REIT, Inc.	1,421	200,240
Japan Hotel REIT Investment Corp.	247	175,716
Japan Lifeline Co., Ltd.	10,100	147,248
Kewpie Corp.	11,400	262,047
Kuraray Co., Ltd.	12,100	166,200
Morinaga & Co., Ltd.	4,100	164,504

7	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Nohmi Bosai, Ltd.	8,160	$171,794
Nomura Co., Ltd.	13,100	297,512
Okamura Corp.	17,900	243,998
Penta-Ocean Construction Co., Ltd.	44,140	264,075
Press Kogyo Co., Ltd.	30,300	138,530
Relia, Inc.	14,900	164,552
Sanden Holdings Corp.(1)	11,841	129,384
Sumco Corp.	8,104	109,380
Toho Co., Ltd.	5,048	164,693
Tokyo Century Corp.	5,187	278,404
Yamaha Corp.	3,410	149,850
Yokohama Reito Co., Ltd.	25,154	199,499
		$4,635,604

Luxembourg — 0.1%
APERAM SA	1,211	$41,353
		$41,353

Netherlands — 3.3%
Aalberts Industries NV	5,738	$210,344
GrandVision NV(2)	14,813	373,548
IMCD NV	5,997	406,670
NSI NV	4,529	178,604
Wright Medical Group NV(1)	5,767	155,594
		$1,324,760

New Zealand — 0.4%
Fisher & Paykel Healthcare Corp., Ltd.	17,910	$159,316
		$159,316

Sweden — 2.8%
Boliden AB	3,393	$77,485
Fabege AB	14,953	190,941
Husqvarna AB, Class B	35,899	270,874
Indutrade AB	11,870	284,922
Trelleborg AB, Class B	16,664	300,659
		$1,124,881

Switzerland — 1.4%
Galenica AG(2)	4,595	$246,332
VZ Holding AG	1,160	328,609
		$574,941

Security	Shares	Value

United Kingdom — 5.5%
Cairn Energy PLC(1)	51,584	$129,540
DS Smith PLC	57,797	290,002
Grainger PLC	62,238	215,020
Halma PLC	22,749	386,059
Hastings Group Holdings PLC(2)	45,937	108,569
Hiscox, Ltd.	13,333	276,958
Inchcape PLC	21,201	146,429
Melrose Industries PLC	178,039	383,246
Sirius Real Estate, Ltd.	19,977	14,262
WH Smith PLC	10,510	261,251
		$2,211,336

United States — 55.5%
Acadia Realty Trust	10,450	$290,928
ACI Worldwide, Inc.(1)	20,149	505,538
Addus HomeCare Corp.(1)	2,992	195,976
ALLETE, Inc.	3,031	224,294
Alliant Energy Corp.	4,631	199,040
Altair Engineering, Inc., Class A(1)	8,979	342,459
Amedisys, Inc.(1)	2,417	265,870
American Homes 4 Rent, Class A	8,044	169,487
Ameris Bancorp	2,594	111,257
AMETEK, Inc.	5,290	354,853
Applied Industrial Technologies, Inc.	6,117	402,070
Balchem Corp.	2,176	203,782
Ball Corp.	2,789	124,947
Black Knight, Inc.(1)	9,342	455,609
Blackbaud, Inc.	2,959	212,219
Bright Horizons Family Solutions, Inc.(1)	2,510	288,424
Brink’s Co. (The)	5,177	343,339
Catalent, Inc.(1)	10,691	431,275
CDK Global, Inc.	1,782	102,002
Central Garden & Pet Co., Class A(1)	7,019	208,113
Ceridian HCM Holding, Inc.(1)	1,959	74,383
Chemed Corp.	407	123,862
CMS Energy Corp.	4,906	242,945
Cohen & Steers, Inc.	9,677	371,500
Columbia Banking System, Inc.	6,400	237,376
Columbia Sportswear Co.	2,783	251,249
Conduent, Inc.(1)	11,747	224,368
Cooper Cos., Inc. (The)	498	128,638
Copart, Inc.(1)	3,360	164,338
CSG Systems International, Inc.	2,066	72,517
CubeSmart	12,002	347,818
Diamondback Energy, Inc.	3,846	432,137
Dolby Laboratories, Inc., Class A	7,138	491,166

8	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
Douglas Emmett, Inc.	5,204	$188,333
EastGroup Properties, Inc.	3,742	358,446
EnerSys	4,018	319,712
Essex Property Trust, Inc.	1,471	368,897
Euronet Worldwide, Inc.(1)	4,698	522,324
Eventbrite, Inc., Class A(1)	4,082	115,521
Federal Realty Investment Trust	1,874	232,470
First American Financial Corp.	2,565	113,706
First Republic Bank	3,711	337,664
Floor & Decor Holdings, Inc., Class A(1)	1,505	38,498
Grand Canyon Education, Inc.(1)	4,734	590,330
Hexcel Corp.	7,265	425,148
Horace Mann Educators Corp.	4,497	176,642
ICU Medical, Inc.(1)	1,481	377,255
Integra LifeSciences Holdings Corp.(1)	4,175	223,655
J&J Snack Foods Corp.	609	95,101
Jagged Peak Energy, Inc.(1)	6,911	85,144
Jazz Pharmaceuticals PLC(1)	1,490	236,642
Kansas City Southern	1,454	148,250
Kinsale Capital Group, Inc.	1,075	64,188
Kirby Corp.(1)	3,274	235,532
Lancaster Colony Corp.	914	156,641
Landstar System, Inc.	2,124	212,591
Lazard, Ltd., Class A	3,950	156,973
Ligand Pharmaceuticals, Inc.(1)	957	157,723
Masimo Corp.(1)	1,723	199,179
Mercury Systems, Inc.(1)	2,773	129,943
Milacron Holdings Corp.(1)	17,326	242,564
Monro, Inc.	3,404	253,258
Multi-Color Corp.	6,341	337,088
National Retail Properties, Inc.	3,717	173,770
NewMarket Corp.	972	375,153
Oceaneering International, Inc.(1)	9,990	189,211
ONE Gas, Inc.	4,943	390,052
PDC Energy, Inc.(1)	4,652	197,477
Performance Food Group Co.(1)	15,676	459,620
Pinnacle West Capital Corp.	2,312	190,162
RBC Bearings, Inc.(1)	764	112,827
RealPage, Inc.(1)	8,206	434,918
Rexford Industrial Realty, Inc.	11,266	356,794
RLI Corp.	5,364	396,560
ServiceMaster Global Holdings, Inc.(1)	9,426	404,187
Sterling Bancorp	17,769	319,487
Stock Yards Bancorp, Inc.	5,773	183,062
Teleflex, Inc.	1,591	383,017
Texas Roadhouse, Inc.	2,365	142,988

Security	Shares	Value

United States (continued)
Tractor Supply Co.	4,830	$443,829
Trex Co., Inc.(1)	1,678	102,861
Valvoline, Inc.	18,592	370,353
Viad Corp.	2,875	137,684
Visteon Corp.(1)	2,315	182,978
West Pharmaceutical Services, Inc.	2,489	263,635
Western Alliance Bancorp(1)	3,234	156,008
Wintrust Financial Corp.	2,434	185,325
Woodward, Inc.	2,727	200,816
		$22,445,971

Total Common Stocks (identified cost $36,325,472)		$39,583,465

Short-Term Investments — 1.1%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(3)	454,863	$454,818

Total Short-Term Investments (identified cost $454,857)		$454,818

Total Investments — 99.1% (identified cost $36,780,329)		$40,038,283

Other Assets, Less Liabilities — 0.9%		$368,477

Net Assets — 100.0%		$40,406,760

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $844,731 or 2.1% of the Fund’s net assets.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

9	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Portfolio of Investments — continued

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value
Industrials	18.0%	$7,260,491
Consumer Discretionary	13.4	5,409,675
Information Technology	12.1	4,874,886
Financials	11.9	4,816,450
Health Care	11.6	4,696,110
Real Estate	11.2	4,546,542
Materials	5.8	2,324,488
Consumer Staples	4.6	1,866,474
Utilities	3.6	1,440,745
Energy	3.4	1,383,810
Communication Services	2.4	963,794
Short-Term Investments	1.1	454,818
Total Investments	99.1%	$40,038,283

10	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $36,325,472)	$39,583,465
Affiliated investment, at value (identified cost, $454,857)	454,818
Dividends receivable	46,132
Receivable for investments sold	628,331
Receivable for Fund shares sold	12,256
Tax reclaims receivable	12,443
Receivable from affiliate	10,428
Prepaid expenses	103
Total assets	$40,747,976

Liabilities
Payable for investments purchased	$182,663
Payable for Fund shares redeemed	52,507
Payable to affiliates:
Investment adviser fee	26,514
Administration fee	5,303
Distribution and service fees	12,744
Accrued expenses	61,485
Total liabilities	$341,216
Net Assets	$40,406,760

Sources of Net Assets
Paid-in capital	$34,041,121
Distributable earnings	6,365,639
Total	$40,406,760

Class A Shares
Net Assets	$22,340,586
Shares Outstanding	1,622,350
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.77
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.61

Class C Shares
Net Assets	$8,987,936
Shares Outstanding	840,767
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.69

Class I Shares
Net Assets	$9,078,238
Shares Outstanding	637,381
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.24

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends (net of foreign taxes, $22,885)	$393,679
Dividends allocated from Portfolio (net of foreign taxes, $3,739)	54,793
Dividends from affiliated investment	7,400
Expenses allocated from Portfolio (net of expense reimbursement of $5,760)	(62,100)
Total investment income	$393,772

Expenses
Investment adviser fee	$208,882
Administration fee	50,005
Distribution and service fees
Class A	47,272
Class C	71,982
Trustees’ fees and expenses	1,410
Custodian fee	34,840
Transfer and dividend disbursing agent fees	44,110
Legal and accounting services	77,753
Printing and postage	38,020
Registration fees	45,706
Miscellaneous	8,309
Total expenses	$628,289
Deduct —
Allocation of expenses to affiliate	$200,693
Total expense reductions	$200,693

Net expenses	$427,596

Net investment loss	$(33,824)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,225,326
Investment transactions allocated from Portfolio	413,078
Investment transactions — affiliated investment	(37)
Foreign currency transactions	(1,493)
Foreign currency transactions allocated from Portfolio	(594)
Net realized gain	$3,636,280
Change in unrealized appreciation (depreciation) —
Investments	$(6,373,604)
Investments allocated from Portfolio	1,594,505
Investments — affiliated investment	(39)
Foreign currency	(1,025)
Foreign currency allocated from Portfolio	486
Net change in unrealized appreciation (depreciation)	$(4,779,677)

Net realized and unrealized loss	$(1,143,397)

Net decrease in net assets from operations	$(1,177,221)

12	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment loss	$(33,824)	$(21,034)
Net realized gain	3,636,280	1,628,256
Net change in unrealized appreciation (depreciation)	(4,779,677)	3,566,467
Net increase (decrease) in net assets from operations	$(1,177,221)	$5,173,689
Distributions to shareholders —
Class A	$(360,269)	$—
Class C	(130,462)	—
Class I	(143,708)	—
Total distributions to shareholders	$(634,439)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,668,691	$1,567,421
Class C	1,171,219	371,743
Class I	2,696,616	2,549,160
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	326,650	—
Class C	123,574	—
Class I	140,539	—
Cost of shares redeemed
Class A	(4,082,525)	(4,728,513)
Class C	(2,033,833)	(1,202,582)
Class I	(1,392,259)	(1,393,664)
Issued in connection with tax-free reorganization (see Note 12)
Class A	10,543,139	—
Class C	5,245,618	—
Class I	2,772,186	—
Net increase (decrease) in net assets from Fund share transactions	$18,179,615	$(2,836,435)

Net increase in net assets	$16,367,955	$2,337,254

Net Assets
At beginning of year	$24,038,805	$21,701,551
At end of year	$40,406,760	$24,038,805 (1)

(1)	Includes accumulated undistributed net investment income of $118,947 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

13	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$14.010		$11.150	$16.530	$18.810	$19.150

Income (Loss) From Operations
Net investment income (loss)(1)	$0.001		$0.002	$0.102	$(0.047)	$(0.087)
Net realized and unrealized gain (loss)	0.128		2.858	(0.164)	(0.770)	1.843

Total income (loss) from operations	$0.129		$2.860	$(0.062)	$(0.817)	$1.756

Less Distributions
From net investment income	$(0.072)		$—	$—	$—	$—
From net realized gain	(0.297)		—	(5.318)	(1.463)	(2.096)

Total distributions	$(0.369)		$—	$(5.318)	$(1.463)	$(2.096)

Net asset value — End of year	$13.770		$14.010	$11.150	$16.530	$18.810

Total Return(2)(3)	0.84%		25.65%	(0.46)%	(4.62)%	10.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,341		$13,815	$13,847	$23,632	$28,317
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	1.36%		1.40%	1.41%	1.45%	1.45%
Net investment income (loss)	0.01%		0.02%	0.92%	(0.27)%	(0.47)%
Portfolio Turnover of the Portfolio(6)	11	%(7)	59%	92%	124%	48%
Portfolio Turnover of the Fund	41	%(7)(8)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.62%, 0.80%, 0.77%, 0.31% and 0.24% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

14	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$10.970		$8.790	$14.230	$16.520	$17.180

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.087)		$(0.072)	$0.014	$(0.153)	$(0.198)
Net realized and unrealized gain (loss)	0.104		2.252	(0.136)	(0.674)	1.634

Total income (loss) from operations	$0.017		$2.180	$(0.122)	$(0.827)	$1.436

Less Distributions
From net realized gain	$(0.297)		$—	$(5.318)	$(1.463)	$(2.096)

Total distributions	$(0.297)		$—	$(5.318)	$(1.463)	$(2.096)

Net asset value — End of year	$10.690		$10.970	$8.790	$14.230	$16.520

Total Return(2)(3)	0.06%		24.80%	(1.24)%	(5.38)%	9.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,988		$4,965	$4,717	$8,442	$10,076
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	2.11%		2.15%	2.16%	2.20%	2.20%
Net investment income (loss)	(0.76)%		(0.72)%	0.16%	(1.02)%	(1.22)%
Portfolio Turnover of the Portfolio(6)	11	%(7)	59%	92%	124%	48%
Portfolio Turnover of the Fund	41	%(7)(8)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.62%, 0.80%, 0.77%, 0.31% and 0.24% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

15	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$14.480		$11.490	$16.840	$19.100	$19.360

Income (Loss) From Operations
Net investment income (loss)(1)	$0.040		$0.036	$0.108	$(0.005)	$(0.048)
Net realized and unrealized gain (loss)	0.123		2.954	(0.140)	(0.792)	1.884

Total income (loss) from operations	$0.163		$2.990	$(0.032)	$(0.797)	$1.836

Less Distributions
From net investment income	$(0.106)		$—	$—	$—	$—
From net realized gain	(0.297)		—	(5.318)	(1.463)	(2.096)

Total distributions	$(0.403)		$—	$(5.318)	$(1.463)	$(2.096)

Net asset value — End of year	$14.240		$14.480	$11.490	$16.840	$19.100

Total Return(2)(3)	1.05%		26.02%	(0.19)%	(4.43)%	10.47%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,078		$5,259	$3,138	$3,552	$4,968
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	1.11%		1.15%	1.16%	1.20%	1.20%
Net investment income (loss)	0.27%		0.27%	0.94%	(0.03)%	(0.26)%
Portfolio Turnover of the Portfolio(6)	11	%(7)	59%	92%	124%	48%
Portfolio Turnover of the Fund	41	%(7)(8)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.62%, 0.80%, 0.77%, 0.31% and 0.24% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

16	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Small-Cap Equity Fund (formerly, Eaton Vance Tax-Managed Global Small-Cap Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve long-term total return. Prior to the close of business on January 19, 2018, the Fund invested all of its investable assets in interests in Tax-Managed Global Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, whose investment objective was to achieve long-term, after-tax return. As of the close of business on January 19, 2018, the Fund received its pro-rata share of net assets from the Portfolio as part of the termination of the Portfolio. As of January 22, 2018, the next business day, the Fund invests directly in securities. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Prior to the close of business on January 19, 2018, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

17

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Notes to Financial Statements — continued

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$107,677	$—
Long term capital gains	$526,762	$—

During the year ended October 31, 2018, distributable earnings was decreased by $367,724 and paid-in capital was increased by $367,724 due to the Fund’s use of equalization accounting and differences between book and tax accounting for investments in passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$584,218
Undistributed long term capital gains	$2,807,559
Net unrealized appreciation	$2,973,862

18

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$37,063,690

Gross unrealized appreciation	$5,138,551
Gross unrealized depreciation	(2,163,958)

Net unrealized appreciation	$2,974,593

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement dated January 19, 2018 between the Fund and BMR, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced.

Prior to the close of business on January 19, 2018, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended October 31, 2018, the Fund’s allocated portion of the investment adviser fee paid by the Portfolio amounted to $41,167 and the investment adviser fee paid by the Fund amounted to $208,882. For the year ended October 31, 2018, the Fund’s investment adviser fee, including the adviser fee allocated from the Portfolio, was 0.75% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2018, the administration fee amounted to $50,005. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.35%, 2.10% and 1.10% (1.40%, 2.15% and 1.15% prior to January 1, 2018), of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2020. Pursuant to this agreement, EVM was allocated $200,693 of the Fund’s operating expenses for the year ended October 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $8,355 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,851 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $47,272 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $53,986 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $17,996 for Class C shares.

19

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders and $200 of CDSCs paid by Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund, for the period from November 1, 2017 through January 19, 2018 aggregated $2,717,785 and $2,762,402, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments acquired in the transfer of net assets from the Portfolio, for the period from January 22, 2018 through October 31, 2018 aggregated $14,596,683 and $16,159,848, respectively. Increases and decreases in the Fund’s investment in the Portfolio for the period from November 1, 2017 through January 19, 2018 were $482,372 and $26,553,705, respectively. Included in decreases is $25,640,261, representing the Fund’s interest in the Portfolio as of the close of business on January 19, 2018, which was exchanged for the net assets of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $19,677,179 was carried forward to the net assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	183,630	125,704
Issued to shareholders electing to receive payments of distributions in Fund shares	23,069	—
Redemptions	(277,490)	(381,968)
Issued in connection with tax-free reorganization (see Note 12)	707,095	—

Net increase (decrease)	636,304	(256,264)

	Year Ended October 31,
Class C	2018	2017

Sales	102,641	36,963
Issued to shareholders electing to receive payments of distributions in Fund shares	11,173	—
Redemptions	(177,514)	(120,843)
Issued in connection with tax-free reorganization (see Note 12)	451,702	—

Net increase (decrease)	388,002	(83,880)

20

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2018	2017

Sales	177,146	196,328
Issued to shareholders electing to receive payments of distributions in Fund shares	9,619	—
Redemptions	(92,632)	(106,167)
Issued in connection with tax-free reorganization (see Note 12)	179,968	—

Net increase	274,101	90,161

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Notes to Financial Statements — continued

At October 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Asia/Pacific	$—	$6,162,033		$—	$6,162,033
Developed Europe	155,594	8,883,921		—	9,039,515
North America	24,381,917	—		—	24,381,917

Total Common Stocks	$24,537,511	$15,045,954	*	$—	$39,583,465

Short-Term Investments	$—	$454,818		$—	$454,818

Total Investments	$24,537,511	$15,500,772		$—	$40,038,283

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

11  Name Change

Effective March 1, 2018, the name of Eaton Vance Global Small-Cap Equity Fund was changed from Eaton Vance Tax-Managed Global Small-Cap Fund and the Fund’s investment objective was changed to long-term total return. The Fund’s tax-managed investment approach was also eliminated.

12  Reorganization

As of the close of business on May 21, 2018, the Fund acquired the net assets of Eaton Vance Global Small-Cap Fund (Global Small-Cap Fund) pursuant to a plan of reorganization approved by the shareholders of Global Small-Cap Fund. The purpose of the transaction was to combine two funds managed by BMR with substantially similar investment objectives and policies. The acquisition was accomplished by a tax-free exchange of 707,095 shares of Class A of the Fund (valued at $10,543,139) for the 716,057 shares of Class A of Global Small-Cap Fund, 451,702 shares of Class C of the Fund (valued at $5,245,618) for the 407,990 shares of Class C of Global Small-Cap Fund, and 179,968 shares of Class I of the Fund (valued at $2,772,186) for the 183,425 shares of Class I of Global Small-Cap Fund, each outstanding on May 21, 2018.

The investment portfolio of Global Small-Cap Fund, with a fair value of $18,733,225 and identified cost of $15,063,499 was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from the Global Small-Cap Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $26,009,222. The net assets of Global Small-Cap Fund at that date of $18,560,943, including $89,715 of accumulated net realized losses and $3,668,808 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $44,570,165.

Assuming the acquisition had been completed on November 1, 2017, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended October 31, 2018 are as follows:

Net investment loss	$(27,108)
Net realized gain	$3,548,011
Net decrease in net assets from operations	$(1,501,385)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Small-Cap Fund that have been included in the Fund’s Statement of Operations since May 21, 2018.

22

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Small-Cap Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Small-Cap Equity Fund (formerly, Eaton Vance Tax-Managed Global Small-Cap Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2018, the Fund designates approximately $403,149, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 73.22% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $2,989,003 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	2,239,734	7,626
Keith Quinton	2,239,734	7,626
Marcus L. Smith	2,239,734	7,626
Susan J. Sutherland	2,239,734	7,626
Scott E. Wennerholm	2,239,734	7,626

Results	are rounded to the nearest whole number.

25

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

26

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

27

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1300    10.31.18

Eaton Vance

Government Opportunities Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Government Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Special Meeting of Shareholders	29

Board of Trustees’ Contract Approval	30

Management and Organization	32

Important Notices	35

Eaton Vance

Government Opportunities Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2018. U.S. equities generated healthy gains and higher-yielding sectors of the U.S. income market advanced. However, a global trend of rising bond yields and widening credit spreads culminated in losses for major U.S. investment-grade and international bond indexes. International equity markets were also generally weak, while the U.S. dollar strengthened against most foreign currencies.

Growth in the U.S. economy and corporate earnings accelerated during the period, boosted by tax reform. With the economy on solid ground and inflation under control, the U.S. Federal Reserve (the Fed) raised interest rates four times during the period and reduced the size of its balance sheet.

Overseas, the European Central Bank (ECB) tapered its monthly bond purchases and announced it would end them entirely by December 2018. Nonetheless, the ECB held interest rates at record lows amid softening economic growth and heightened political uncertainty in the region. Rising populism and anti-immigration sentiment permeated eurozone politics during the period, as illustrated by a budget standoff between the newly elected Italian government and the European Union. In Japan, the central bank remained highly accommodative in an effort to revive inflation and allowed 10-year government bond yields to edge higher.

During the period, the backdrop for emerging markets deteriorated as global liquidity tightened, the eurozone economy lost momentum, and China’s already-slowing economy began to feel the effects of U.S. trade tariffs. Developments in a handful of larger emerging markets exacerbated these broad headwinds, including U.S. sanctions against Russia, a currency crisis in Argentina, and escalating political tensions between Turkey and the U.S. A strong rally in oil prices was an additional challenge for oil-importing countries like China and India, and a boost for exporters.

In the U.S., the extremely low volatility that characterized markets in 2017 took a bumpier course in 2018. The U.S. labor market exceeded economist expectations during the period, as the unemployment rate fell to a multi-decade low. Partially because of the strength in the U.S. labor market, the Fed hiked the federal funds rate four times over the period, for a total of 100 basis points. The Fed also ramped up its balance sheet normalization plan over the course of the year, draining liquidity from the financial system at a pace of roughly $150 billion per quarter.

Against this backdrop, the U.S. Treasury curve flattened for the fifth consecutive year, as Treasury yields rose across the entire curve on the back of stronger growth and the Fed interest rate hikes. Spreads in the agency mortgage-backed securities market widened gradually over the course of the year. Agency prepayment speeds continued to slow over the year, as mortgage rates hit multi-year highs.

Fund Performance

For the 12-month period ended October 31, 2018, the Eaton Vance Government Opportunities Fund (the Fund) Class A shares at net asset value (NAV) returned 0.42%. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government Intermediate Government Bond Index (the Index),2 returned –1.02% for the period.

Going into the year, Fund management believed the bond market was underestimating the Fed’s resolve to normalize the federal funds rate, pricing in only two projected interest rate hikes for the period. Given this view, management felt the short-end of the Treasury curve was most susceptible to a sell-off and determined that maintaining a shorter-than-Index duration5 was appropriate.

The leading driver of outperformance for the Fund over the course of the year was its investments in floating-rate agency mortgage-backed securities (MBS), which outperformed both Treasurys and fixed-rate agency MBS, as Treasury yields rose. As the Fed hiked interest rates four times over the year, the coupons on floating-rate agency MBS reset higher by 100 basis points, providing more yield to investors.

The Fund’s small investment in negative duration, interest-only agency MBS also boosted returns during the period. As interest rates rose, prepayments slowed on the Fund’s interest-only agency MBS, while prices increased due to expectations that the stream of income provided by these securities would extend.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Government Opportunities Fund

October 31, 2018

Performance2,3

Portfolio Manager Andrew Szczurowski, CFA and Alexander Payne, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1984	08/24/1984	0.42%	1.03%	2.39%
Class A with 4.75% Maximum Sales Charge	—	—	–4.30	0.04	1.90
Class B at NAV	11/01/1993	08/24/1984	–0.34	0.27	1.62
Class B with 5% Maximum Sales Charge	—	—	–5.20	–0.07	1.62
Class C at NAV	11/01/1993	08/24/1984	–0.33	0.27	1.62
Class C with 1% Maximum Sales Charge	—	—	–1.31	0.27	1.62
Class I at NAV	04/03/2009	08/24/1984	0.67	1.31	2.63
Class R at NAV	08/12/2005	08/24/1984	–0.00 *	0.76	2.11
Bloomberg Barclays U.S. Intermediate Government Bond Index	—	—	–1.02%	0.87%	2.18%
* Amount is less than –0.005%.

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.11%	1.86%	1.86%	0.86%	1.36%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2008	$11,748	N.A.
Class C	$10,000	10/31/2008	$11,748	N.A.
Class I	$250,000	10/31/2008	$324,186	N.A.
Class R	$10,000	10/31/2008	$12,322	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Government Opportunities Fund

October 31, 2018

Fund Profile

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Government Opportunities Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

   Important Notices to Shareholders

On October 5, 2018, the Fund received its pro-rata share of net assets from Government Obligations Portfolio, the Portfolio the Fund previously invested in, and the Portfolio was terminated. As of October 8, 2018, the Fund invests its assets directly.

Effective December 1, 2018, Alexander Payne joined Andrew Szczurowski as portfolio manager of the Fund.

5

Eaton Vance

Government Opportunities Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period(1) (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,004.30	$6.01	1.19%
Class B	$1,000.00	$1,000.40	$9.78	1.94%
Class C	$1,000.00	$1,000.50	$9.78	1.94%
Class I	$1,000.00	$1,007.20	$4.76	0.94%
Class R	$1,000.00	$1,003.00	$7.27	1.44%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.06	1.19%
Class B	$1,000.00	$1,015.40	$9.86	1.94%
Class C	$1,000.00	$1,015.40	$9.86	1.94%
Class I	$1,000.00	$1,020.50	$4.79	0.94%
Class R	$1,000.00	$1,017.90	$7.32	1.44%

(1)

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio for the period when the Fund’s assets were invested in the Portfolio.

6

Eaton Vance

Government Opportunities Fund

October 31, 2018

Portfolio of Investments

Collateralized Mortgage Obligations — 44.4%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$50	$53,827
Series 1822, Class Z, 6.90%, 3/15/26	299	322,347
Series 1896, Class Z, 6.00%, 9/15/26	127	134,413
Series 2075, Class PH, 6.50%, 8/15/28	69	74,653
Series 2102, Class Z, 6.00%, 12/15/28	60	64,730
Series 2115, Class K, 6.00%, 1/15/29	527	559,950
Series 2142, Class Z, 6.50%, 4/15/29	149	162,852
Series 2245, Class A, 8.00%, 8/15/27	2,224	2,485,641
Series 4039, Class ME, 2.00%, 12/15/40	655	633,704
Series 4204, Class AF, 3.256%, (1 mo. USD LIBOR + 1.00%), 5/15/43(1)	2,855	2,860,769
Series 4259, Class UE, 2.50%, 5/15/43	2,391	2,313,116
Series 4337, Class YT, 3.50%, 4/15/49	6,042	5,871,646
Series 4385, Class SC, 4.069%, (9.33% - 1 mo. USD LIBOR x 2.33), 9/15/44(2)	95	69,498
Series 4407, Class LN, 4.064%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(2)	108	90,843
Series 4495, Class JA, 3.50%, 5/15/45	1,180	1,142,450
Series 4584, Class PM, 3.00%, 5/15/46	2,855	2,743,164
Series 4639, Class KF, 3.599%, (1 mo. USD LIBOR + 1.30%), 12/15/44(1)	7,860	7,975,770
Series 4746, Class CZ, 4.00%, 11/15/47	1,506	1,428,973
Series 4754, Class FJ, 3.256%, (1 mo. USD LIBOR + 1.00%), 4/15/44(1)	7,936	7,950,688
Series 4767, Class FK, 3.256%, (1 mo. USD LIBOR + 1.00%), 3/15/48(1)	2,948	2,949,221
Series 4767, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 3/15/48(1)	1,716	1,716,771
Series 4768, Class JF, 3.256%, (1 mo. USD LIBOR + 1.00%), 2/15/48(1)	1,637	1,639,105
Series 4776, Class C, 4.50%, 3/15/43	5,432	5,566,378
Interest Only:(3)
Series 362, Class C12, 4.00%, 12/15/47	6,823	1,658,621
Series 4520, Class PI, 4.00%, 8/15/45	5,439	923,241
Series 4676, Class DI, 4.00%, 7/15/44	6,251	1,102,292
Series 4749, Class IL, 4.00%, 12/15/47	4,637	1,154,102
Series 4756, Class KI, 4.00%, 1/15/48	5,054	1,185,685
Series 4767, Class IM, 4.00%, 5/15/45	4,723	836,280
Series 4768, Class IO, 4.00%, 3/15/48	3,782	937,225
Series 4772, Class PI, 4.00%, 1/15/48	5,304	1,283,132
Series 4791, Class JI, 4.00%, 5/15/48	10,635	2,709,362
Principal Only:(4)
Series 246, Class PO, 0.00%, 5/15/37	3,248	2,891,525
Series 3435, Class PO, 0.00%, 4/15/38	3,100	2,567,663
		$66,059,637

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 4.781%, (1 mo. USD LIBOR + 2.50%), 3/25/30(1)	$1,490	$1,547,857
Series 2018-DNA1, Class M2B, 4.081%, (1 mo. USD LIBOR + 1.80%), 7/25/30(1)	5,316	5,011,698
Series 2018-DNA2, Class M2, 4.431%, (1 mo. USD LIBOR + 2.15%), 12/25/30(1)(5)	928	929,878
Series 2018-DNA3, Class M2, 4.234%, (1 mo. USD LIBOR + 2.10%), 9/25/48(1)(5)	1,000	992,106
		$8,481,539
Federal National Mortgage Association:
Series G-8, Class E, 9.00%, 4/25/21	$27	$28,007
Series G92-44, Class ZQ, 8.00%, 7/25/22	1	882
Series G93-36, Class ZQ, 6.50%, 12/25/23	2,365	2,479,567
Series 1993-16, Class Z, 7.50%, 2/25/23	64	68,004
Series 1993-39, Class Z, 7.50%, 4/25/23	165	175,621
Series 1993-45, Class Z, 7.00%, 4/25/23	200	210,260
Series 1993-149, Class M, 7.00%, 8/25/23	75	79,758
Series 1993-178, Class PK, 6.50%, 9/25/23	175	184,279
Series 1994-40, Class Z, 6.50%, 3/25/24	193	203,524
Series 1994-42, Class K, 6.50%, 4/25/24	809	853,833
Series 1994-82, Class Z, 8.00%, 5/25/24	260	279,125
Series 2000-49, Class A, 8.00%, 3/18/27	262	288,794
Series 2001-81, Class HE, 6.50%, 1/25/32	503	553,906
Series 2002-1, Class G, 7.00%, 7/25/23	97	102,218
Series 2012-35, Class GE, 3.00%, 5/25/40	2,141	2,116,596
Series 2012-134, Class ZT, 2.00%, 12/25/42	3,648	2,833,261
Series 2013-52, Class MD, 1.25%, 6/25/43	2,953	2,626,160
Series 2013-122, Class ES, 3.281%, (1 mo. USD LIBOR + 1.00%), 7/25/43(1)	1,792	1,767,051
Series 2016-89, Class ZH, 3.00%, 12/25/46	2,139	1,923,654
Series 2017-75, Class Z, 3.00%, 9/25/57	3,901	3,226,841
Series 2017-76, Class Z, 3.00%, 10/25/57	1,778	1,520,597
Series 2017-110, Class Z, 3.00%, 2/25/57	1,166	1,015,738
Series 2018-14, Class TF, 3.256%, (1 mo. USD LIBOR + 1.00%), 3/25/48(1)	3,246	3,241,935
Series 2018-18, Class QD, 4.50%, 5/25/45	4,649	4,776,316
Series 2018-50, Class MZ, 4.50%, 7/25/48	1,483	1,481,568
Interest Only:(3)
Series 417, Class C8, 4.00%, 2/25/43	9,710	1,976,319
Series 2018-21, Class IO, 3.00%, 4/25/48	14,763	2,905,575
Principal Only:(4)
Series 379, Class 1, 0.00%, 5/25/37	2,372	2,001,040
Series 2014-17, Class PO, 0.00%, 4/25/44	3,089	2,364,236
		$41,284,665

7	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2017-C07, Class 1M2, 4.681%, (1 mo. USD LIBOR + 2.40%), 5/25/30(1)	$818	$840,802
Series 2017-C07, Class 1M2C, 4.681%, (1 mo. USD LIBOR + 2.40%), 5/25/30(1)	1,491	1,519,788
Series 2018-C01, Class 1M2, 4.531%, (1 mo. USD LIBOR + 2.25%), 7/25/30(1)	7,945	8,044,299
		$10,404,889
Government National Mortgage Association:
Series 2011-156, Class GA, 2.00%, 12/16/41	$593	$473,853
Series 2015-62, Class PQ, 3.00%, 5/20/45	972	912,841
Series 2016-129, Class ZC, 2.00%, 6/20/45	266	228,992
Series 2017-137, Class AF, 2.78%, (1 mo. USD LIBOR + 0.50%), 9/20/47(1)	5,456	5,478,729
Interest Only:(3)
Series 2018-112, Class SA, 3.92%, (6.20% - 1 mo. USD LIBOR), 8/20/48(2)	9,935	1,279,753
		$8,374,168

Total Collateralized Mortgage Obligations (identified cost $139,252,320)		$134,604,898

Mortgage Pass-Throughs — 44.4%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
2.877%, (COF + 1.25%), with maturity at 2035(6)	$3,023	$3,088,925
2.893%, (COF + 1.25%), with maturity at 2034(6)	782	799,344
3.966%, (1 yr. CMT + 2.23%), with maturity at 2036(6)	1,680	1,765,495
4.055%, (1 yr. CMT + 2.24%), with maturity at 2038(6)	1,658	1,738,287
4.50%, with maturity at 2048(7)	2,000	2,047,086
4.50%, with various maturities to 2048	1,620	1,667,998
5.00%, with maturity at 2018	11	11,302
5.50%, with maturity at 2032	149	158,244
6.00%, with various maturities to 2033	364	393,247
6.50%, with various maturities to 2033	4,155	4,477,198
6.87%, with maturity at 2024	38	39,560
7.00%, with various maturities to 2036	7,462	8,226,636
7.09%, with maturity at 2023	164	169,601
7.25%, with maturity at 2022	109	113,043
7.31%, with maturity at 2027	13	14,081
7.50%, with various maturities to 2035	7,390	8,267,237
7.78%, with maturity at 2022	18	18,569
7.85%, with maturity at 2020	2	1,977
8.00%, with various maturities to 2034	743	805,879
8.13%, with maturity at 2019	1	968

Security	Principal Amount (000’s omitted)		Value
Federal Home Loan Mortgage Corp.: (continued)
8.15%, with various maturities to 2021	$19		$19,178
8.50%, with various maturities to 2031	1,214		1,348,169
9.00%, with various maturities to 2027	83		85,962
9.50%, with various maturities to 2026	107		110,900
10.50%, with maturity at 2020	25		26,121
			$35,395,007
Federal National Mortgage Association:
2.135%, (COF + 1.25%), with various maturities to 2033(6)	$1,130		$1,138,969
2.184%, (COF + 1.25%), with various maturities to 2035(6)	10,497		10,588,419
2.20%, (COF + 1.25%), with maturity at 2035(6)	593		597,247
2.268%, (COF + 1.25%), with various maturities to 2044(6)	1,368		1,377,818
2.396%, (COF + 1.25%), with maturity at 2037(6)	2,037		1,996,703
2.81%, (COF + 1.25%), with maturity at 2036(6)	455		446,352
3.182%, (COF + 2.37%), with maturity at 2027(6)	471		485,534
3.277%, (COF + 1.25%), with maturity at 2036(6)	369		364,847
3.504%, (COF + 1.25%), with maturity at 2034(6)	1,770		1,839,316
3.682%, (COF + 1.25%), with maturity at 2035(6)	1,597		1,655,602
3.77%, (COF + 1.79%), with maturity at 2036(6)	6,381		6,700,413
3.896%, (COF + 1.25%), with maturity at 2034(6)	1,637		1,696,059
3.903%, (COF + 1.25%), with maturity at 2036(6)	99		100,025
3.951%, (1 yr. CMT + 2.15%), with maturity at 2040(6)	570		596,047
4.036%, (COF + 1.74%), with maturity at 2035(6)	1,740		1,793,246
4.74%, (COF + 1.87%), with maturity at 2034(6)	2,982		3,092,893
4.839%, (COF + 1.83%), with maturity at 2021(6)	51		51,417
5.00%, with maturity at 2027	111		115,808
5.50%, with maturity at 2030	176		184,616
6.00%, with various maturities to 2038	4,933		5,380,795
6.438%, with maturity at 2025(8)	65		69,418
6.50%, with various maturities to 2036	5,168		5,573,897
7.00%, with various maturities to 2036	18,394		20,547,966
7.50%, with various maturities to 2035	2,117		2,340,066
7.875%, with maturity at 2021	112		116,266
8.00%, with maturity at 2034	2,151		2,374,298
8.026%, with maturity at 2030(8)	5		5,013
8.25%, with maturity at 2025	55		57,991
8.33%, with maturity at 2020	22		22,403
8.404%, with maturity at 2021(8)	8		8,566
8.50%, with maturity at 2037	402		446,002
9.00%, with various maturities to 2026	50		54,723
9.307%, with maturity at 2025(8)	0	(9)	334
9.454%, with maturity at 2021(8)	0	(9)	132
9.50%, with maturity at 2025(8)	3		3,237

8	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value
Federal National Mortgage Association: (continued)
9.50%, with various maturities to 2030	$69		$73,011
9.52%, with maturity at 2021(8)	6		6,792
9.75%, with maturity at 2019	1		1,035
9.943%, with maturity at 2023(8)	4		4,269
9.993%, with maturity at 2020(8)	0	(9)	52
10.113%, with maturity at 2021(8)	0	(9)	404
10.991%, with maturity at 2021(8)	0	(9)	75
11.00%, with maturity at 2020	0	(9)	37
20.075%, (29.2% - 1 mo. USD LIBOR x 4.00), with maturity at 2035(2)	186		205,193
			$72,113,306
Government National Mortgage Association:
3.125%, (1 yr. CMT + 1.50%), with various maturities to 2027(6)	$226		$229,884
4.50%, with maturity at 2047	5,843		6,007,203
5.00%, with various maturities to 2048	19,900		20,739,609
7.50%, with maturity at 2025	292		310,868
8.30%, with maturity at 2020	1		1,006
9.50%, with various maturities to 2025	98		104,444
			$27,393,014

Total Mortgage Pass-Throughs (identified cost $136,983,798)			$134,901,327

Small Business Administration Loans (Interest Only)(10) — 2.7%
Security	Principal Amount (000’s omitted)		Value
0.155%, 7/15/37	$205		$1,069
0.157%, 3/15/42 to 5/15/42	396		2,527
0.23%, 1/15/37 to 12/15/37	547		4,450
0.234%, 4/15/37 to 9/15/37	1,612		12,682
0.407%, 6/15/42 to 7/15/42	233		4,041
0.48%, 12/15/37	530		8,665
0.484%, 3/15/37 to 12/15/37	3,502		57,138
0.657%, 4/15/42 to 7/15/42	389		10,852
0.73%, 11/15/37 to 1/15/38	1,434		35,775
0.734%, 3/15/37 to 10/15/42	1,496		38,578
0.807%, 10/15/37	164		4,480
0.907%, 5/15/42 to 7/15/42	915		35,381
0.984%, 9/15/37 to 11/15/37	3,436		115,045
1.234%, 8/15/37 to 12/15/37	2,694		112,957
1.609%, 5/15/42	3,267		218,918
1.855%, 12/15/42 to 1/15/43	7,042		561,763
1.859%, 9/15/42	3,401		267,972

Security	Principal Amount (000’s omitted)	Value
1.886%, 11/15/42	$1,558	$125,595
2.105%, 12/15/42	503	45,571
2.109%, 10/15/42	3,698	332,852
2.355%, 11/15/42 to 1/15/43	11,047	1,122,867
2.359%, 9/15/42 to 1/15/43	2,277	230,318
2.605%, 12/15/42 to 1/15/43	6,427	726,244
2.855%, 11/15/42 to 2/15/43	18,005	2,231,362
2.859%, 7/15/42	3,106	377,729
3.105%, 12/15/42 to 1/15/43	10,455	1,414,472

Total Small Business Administration Loans (Interest Only) (identified cost $8,447,785)		$8,099,303

Asset-Backed Securities — 7.5%
Security	Principal Amount (000’s omitted)	Value
Invitation Homes Trust:
Series 2018-SFR2, Class E, 4.28%, (1 mo. USD LIBOR + 2.00%), 6/17/37(1)(5)	$3,000	$3,022,910
Series 2018-SFR3, Class E, 4.29%, (1 mo. USD LIBOR + 2.00%), 7/17/37(1)(5)	3,000	3,016,067
NRZ Excess Spread-Collateralized Notes:
Series 2018-PLS1, Class D, 4.374%, 1/25/23(5)	5,224	5,177,034
PNMAC GMSR Issuer Trust:
Series 2018-GT1, Class A, 5.131%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(5)	9,000	9,106,914
Series 2018-GT2, Class A, 4.931%, (1 mo. USD LIBOR + 2.85%), 8/25/25(1)(5)	2,430	2,450,388

Total Asset-Backed Securities (identified cost $23,002,421)		$22,773,313

Short-Term Investments — 1.9%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(11)	5,694,698	$5,694,128

Total Short-Term Investments (identified cost $5,694,483)		$5,694,128

Total Investments — 100.9% (identified cost $313,380,807)		$306,072,969

Other Assets, Less Liabilities — (0.9)%		$(2,784,614)

Net Assets — 100.0%		$303,288,355

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

9	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Portfolio of Investments — continued

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2018.

(3)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(4)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $24,695,297 or 8.1% of the Fund’s net assets.

(6)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2018.

(7)	When-issued security.

(8)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2018.

(9)	Principal amount is less than $500.

(10)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Net Unrealized Depreciation

Interest Rate Futures
CME 90-Day Eurodollar	217	Long	12/17/18	$52,758,125	$(46,113)
CME 90-Day Eurodollar	217	Short	12/16/19	(52,511,288)	(13,562)

					$(59,675)

Abbreviations:

CME	–	Chicago Mercantile Exchange
CMT	–	Constant Maturity Treasury
COF	–	Cost of Funds 11th District
LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

10	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $307,686,324)	$300,378,841
Affiliated investment, at value (identified cost, $5,694,483)	5,694,128
Cash	777,148
Deposits for derivatives collateral — financial futures contracts	478,420
Interest receivable	1,494,522
Dividends receivable from affiliated investment	7,025
Receivable for investments sold	163,936
Receivable for Fund shares sold	628,809
Receivable for variation margin on open financial futures contracts	16,030
Total assets	$309,638,859

Liabilities
Payable for investments purchased	$3,313,572
Payable for when-issued securities	2,056,313
Payable for Fund shares redeemed	417,357
Distributions payable	132,759
Payable to affiliates:
Investment adviser fee	165,056
Distribution and service fees	80,105
Trustees’ fees	1,203
Accrued expenses	184,139
Total liabilities	$6,350,504
Net Assets	$303,288,355

Sources of Net Assets
Paid-in capital	$385,882,211
Accumulated loss	(82,593,856)
Total	$303,288,355

11	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Statement of Assets and Liabilities — continued

Class A Shares	October 31, 2018
Net Assets	$133,061,698
Shares Outstanding	21,804,111
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.10
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$6.40

Class B Shares
Net Assets	$491,008
Shares Outstanding	80,464
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.10

Class C Shares
Net Assets	$46,902,383
Shares Outstanding	7,696,549
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.09

Class I Shares
Net Assets	$96,456,979
Shares Outstanding	15,812,297
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.10

Class R Shares
Net Assets	$26,376,287
Shares Outstanding	4,339,312
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.08

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest	$915,702
Interest allocated from Portfolio	10,139,888
Dividends allocated from Portfolio	119,448
Dividends from affiliated investment	7,519
Expenses allocated from Portfolio	(2,169,334)
Total investment income	$9,013,223

Expenses
Investment adviser fee	$127,535
Distribution and service fees
Class A	359,045
Class B	11,292
Class C	535,719
Class R	135,596
Trustees’ fees and expenses	8,464
Custodian fee	26,133
Transfer and dividend disbursing agent fees	421,020
Legal and accounting services	48,090
Printing and postage	59,836
Registration fees	97,250
Miscellaneous	55,573
Total expenses	$1,885,553

Net investment income	$7,127,670

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(18,320)
Investment transactions allocated from Portfolio	590,335
Investment transactions — affiliated investment	(212)
Financial futures contracts	157,325
Financial futures contracts allocated from Portfolio	2,013,353
Net realized gain	$2,742,481
Change in unrealized appreciation (depreciation) —
Investments	$(219,201)
Investments allocated from Portfolio	(8,056,265)
Investments — affiliated investment	(355)
Financial futures contracts	(146,701)
Financial futures contracts allocated from Portfolio	(412,351)
Net change in unrealized appreciation (depreciation)	$(8,834,873)

Net realized and unrealized loss	$(6,092,392)

Net increase in net assets from operations	$1,035,278

13	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$7,127,670	$6,625,028
Net realized gain (loss)	2,742,481	(4,177,482)
Net change in unrealized appreciation (depreciation)	(8,834,873)	1,288,751
Net increase in net assets from operations	$1,035,278	$3,736,297
Distributions to shareholders(1)
Class A	$(4,788,125)	$(6,914,756)
Class B	(29,365)	(98,441)
Class C	(1,385,660)	(2,062,338)
Class I	(3,428,868)	(3,618,274)
Class R	(835,225)	(919,249)
Total distributions to shareholders	$(10,467,243)	$(13,613,058)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$12,435,293	$30,162,423
Class B	61	11,686
Class C	1,887,263	2,877,525
Class I	32,647,148	78,359,080
Class R	9,003,720	11,370,169
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,074,101	5,526,602
Class B	29,161	95,838
Class C	1,281,347	1,810,697
Class I	2,683,700	2,887,602
Class R	754,288	819,770
Cost of shares redeemed
Class A	(37,551,443)	(174,123,474)
Class B	(396,691)	(1,606,548)
Class C	(17,325,672)	(37,855,156)
Class I	(35,464,777)	(73,252,852)
Class R	(11,183,138)	(13,815,117)
Net asset value of shares exchanged
Class A	1,190,052	1,574,280
Class B	(1,190,052)	(1,574,280)
Net decrease in net assets from Fund share transactions	$(37,125,639)	$(166,731,755)

Net decrease in net assets	$(46,557,604)	$(176,608,516)

Net Assets
At beginning of year	$349,845,959	$526,454,475
At end of year	$303,288,355	$349,845,959 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $342,486 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

14	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$6.280		$6.430	$6.630	$6.840	$6.970

Income (Loss) From Operations
Net investment income(1)	$0.142		$0.109	$0.105	$0.115	$0.135
Net realized and unrealized gain (loss)	(0.116)		(0.040)	(0.091)	(0.067)	0.052

Total income from operations	$0.026		$0.069	$0.014	$0.048	$0.187

Less Distributions
From net investment income	$(0.206)		$(0.219)	$(0.214)	$(0.258)	$(0.317)

Total distributions	$(0.206)		$(0.219)	$(0.214)	$(0.258)	$(0.317)

Net asset value — End of year	$6.100		$6.280	$6.430	$6.630	$6.840

Total Return(2)	0.42%		1.08%	0.21%	0.71%	2.74%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$133,062		$157,117	$299,052	$332,297	$381,205
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.19%		1.19%	1.19%	1.18%	1.17%
Net investment income	2.30%		1.72%	1.61%	1.71%	1.95%
Portfolio Turnover of the Portfolio(5)	62%		12%	15%	33%	4%
Portfolio Turnover of the Fund	1	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

15	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$6.280		$6.430	$6.630	$6.840	$6.970

Income (Loss) From Operations
Net investment income(1)	$0.097		$0.062	$0.057	$0.065	$0.084
Net realized and unrealized gain (loss)	(0.118)		(0.041)	(0.092)	(0.067)	0.051

Total income (loss) from operations	$(0.021)		$0.021	$(0.035)	$(0.002)	$0.135

Less Distributions
From net investment income	$(0.159)		$(0.171)	$(0.165)	$(0.208)	$(0.265)

Total distributions	$(0.159)		$(0.171)	$(0.165)	$(0.208)	$(0.265)

Net asset value — End of year	$6.100		$6.280	$6.430	$6.630	$6.840

Total Return(2)	(0.34)%		0.33%	(0.53)%	(0.04)%	1.97%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$491		$2,085	$5,246	$8,037	$11,942
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.94%		1.94%	1.95%	1.94%	1.92%
Net investment income	1.57%		0.96%	0.87%	0.96%	1.21%
Portfolio Turnover of the Portfolio(5)	62%		12%	15%	33%	4%
Portfolio Turnover of the Fund	1	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

16	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$6.270		$6.420	$6.620	$6.830	$6.960

Income (Loss) From Operations
Net investment income(1)	$0.096		$0.062	$0.057	$0.065	$0.083
Net realized and unrealized gain (loss)	(0.117)		(0.041)	(0.092)	(0.067)	0.052

Total income (loss) from operations	$(0.021)		$0.021	$(0.035)	$(0.002)	$0.135

Less Distributions
From net investment income	$(0.159)		$(0.171)	$(0.165)	$(0.208)	$(0.265)

Total distributions	$(0.159)		$(0.171)	$(0.165)	$(0.208)	$(0.265)

Net asset value — End of year	$6.090		$6.270	$6.420	$6.620	$6.830

Total Return(2)	(0.33)%		0.32%	(0.54)%	(0.04)%	1.97%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,902		$62,647	$97,657	$116,220	$134,782
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.94%		1.94%	1.95%	1.93%	1.92%
Net investment income	1.55%		0.97%	0.87%	0.96%	1.21%
Portfolio Turnover of the Portfolio(5)	62%		12%	15%	33%	4%
Portfolio Turnover of the Fund	1	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

17	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$6.280		$6.430	$6.620	$6.830	$6.960

Income (Loss) From Operations
Net investment income(1)	$0.157		$0.125	$0.121	$0.131	$0.152
Net realized and unrealized gain (loss)	(0.116)		(0.041)	(0.081)	(0.066)	0.052

Total income from operations	$0.041		$0.084	$0.040	$0.065	$0.204

Less Distributions
From net investment income	$(0.221)		$(0.234)	$(0.230)	$(0.275)	$(0.334)

Total distributions	$(0.221)		$(0.234)	$(0.230)	$(0.275)	$(0.334)

Net asset value — End of year	$6.100		$6.280	$6.430	$6.620	$6.830

Total Return(2)	0.67%		1.32%	0.61%	0.96%	2.99%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$96,457		$99,404	$93,592	$81,968	$66,475
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.94%		0.94%	0.94%	0.93%	0.92%
Net investment income	2.54%		1.97%	1.86%	1.94%	2.20%
Portfolio Turnover of the Portfolio(5)	62%		12%	15%	33%	4%
Portfolio Turnover of the Fund	1	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

18	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$6.260		$6.410	$6.600	$6.810	$6.940

Income (Loss) From Operations
Net investment income(1)	$0.126		$0.092	$0.088	$0.097	$0.116
Net realized and unrealized gain (loss)	(0.117)		(0.041)	(0.081)	(0.066)	0.053

Total income from operations	$0.009		$0.051	$0.007	$0.031	$0.169

Less Distributions
From net investment income	$(0.189)		$(0.201)	$(0.197)	$(0.241)	$(0.299)

Total distributions	$(0.189)		$(0.201)	$(0.197)	$(0.241)	$(0.299)

Net asset value — End of year	$6.080		$6.260	$6.410	$6.600	$6.810

Total Return(2)	(0.00	)%(3)	0.81%	0.10%	0.45%	2.48%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$26,376		$28,593	$30,908	$24,170	$19,310
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.44%		1.44%	1.44%	1.43%	1.42%
Net investment income	2.04%		1.46%	1.36%	1.45%	1.69%
Portfolio Turnover of the Portfolio(6)	62%		12%	15%	33%	4%
Portfolio Turnover of the Fund	1	%(7)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Less than (0.005)%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

19	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Government Opportunities Fund (formerly, Eaton Vance Government Obligations Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high current return. Prior to the close of business on October 5, 2018, the Fund invested all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on October 5, 2018, the Fund received its pro-rata share of net assets from the Portfolio as part of the termination of the Portfolio. As of October 8, 2018, the next business day, the Fund invests its assets directly. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Prior to the close of business on October 5, 2018, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

20

Eaton Vance

Government Opportunities Fund

October 31, 2018

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

21

Eaton Vance

Government Opportunities Fund

October 31, 2018

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Ordinary income	$10,467,243	$13,613,058

During the year ended October 31, 2018, accumulated loss was decreased by $18,975,350 and paid-in capital was decreased by $18,975,350 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$495,029
Capital loss carryforwards and deferred capital losses	(72,584,043)
Net unrealized depreciation	(10,372,083)
Distributions payable	(132,759)

At October 31, 2018, the Fund, for federal income tax purposes, had capital loss carryforwards of $19,870,983 and deferred capital losses of $52,713,060 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2018, $52,713,060 are short-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$316,445,052

Gross unrealized appreciation	$1,303,152
Gross unrealized depreciation	(11,675,235)

Net unrealized depreciation	$(10,372,083)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory and fee reduction agreements dated October 5, 2018 between the Fund and BMR, the fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more, and is payable monthly. Prior to the close of business on October 5, 2018, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s investment adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended October 31, 2018, the Fund’s allocated portion of the investment adviser fee paid by the Portfolio amounted to $1,966,095 and the investment adviser fee paid by the Fund amounted to $127,535. For the year ended October 31, 2018, the Fund’s investment adviser fee, including the investment adviser fee allocated from the Portfolio, was 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $52,127 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,305 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4).

22

Eaton Vance

Government Opportunities Fund

October 31, 2018

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $359,045 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $8,469 and $401,789 for Class B and Class C shares, respectively. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2018, the Fund paid or accrued to EVD $67,798 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $2,823, $133,930 and $67,798 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2018, the Fund was informed that EVD received no CDSCs paid by each of Class B and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund, and including maturities and paydowns, for the period from November 1, 2017 through October 5, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$33,078,328	$8,890,259
U.S. Government and Agency Securities	162,091,313	214,239,726

	$195,169,641	$223,129,985

Purchases and sales of investments by the Fund, other than short-term obligations and investments transferred from the Portfolio, and including maturities and paydowns, for the period from October 8, 2018 through October 31, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$—	$111,423
U.S. Government and Agency Securities	7,071,059	1,798,646

	$7,071,059	$1,910,069

23

Eaton Vance

Government Opportunities Fund

October 31, 2018

Notes to Financial Statements — continued

Increases and decreases in the Fund’s investment in the Portfolio for the period from November 1, 2017 through October 5, 2018 were $8,545,843 and $361,887,247, respectively. Included in decreases is $306,031,475, representing the Fund’s interest in the Portfolio as of the close of business on October 5, 2018, which was exchanged for the Fund’s pro-rata share of net assets of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $313,032,731 was carried forward to the net assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	2,013,991	4,744,728
Issued to shareholders electing to receive payments of distributions in Fund shares	660,016	869,507
Redemptions	(6,075,249)	(27,341,816)
Exchange from Class B shares	192,303	248,152

Net decrease	(3,208,939)	(21,479,429)

	Year Ended October 31,
Class B	2018	2017

Sales	10	1,836
Issued to shareholders electing to receive payments of distributions in Fund shares	4,712	15,070
Redemptions	(63,846)	(252,328)
Exchange to Class A shares	(192,295)	(248,128)

Net decrease	(251,419)	(483,550)

	Year Ended October 31,
Class C	2018	2017

Sales	305,674	452,168
Issued to shareholders electing to receive payments of distributions in Fund shares	207,847	285,337
Redemptions	(2,804,900)	(5,955,628)

Net decrease	(2,291,379)	(5,218,123)

	Year Ended October 31,
Class I	2018	2017

Sales	5,274,757	12,345,819
Issued to shareholders electing to receive payments of distributions in Fund shares	435,141	454,852
Redemptions	(5,729,158)	(11,529,270)

Net increase (decrease)	(19,260)	1,271,401

24

Eaton Vance

Government Opportunities Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class R	2018	2017

Sales	1,464,463	1,794,790
Issued to shareholders electing to receive payments of distributions in Fund shares	122,748	129,577
Redemptions	(1,818,013)	(2,179,284)

Net decrease	(230,802)	(254,917)

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes various interest rate derivatives including U.S. Treasury futures contracts and options on futures contracts to enhance total return, to change the overall duration of the Fund and to hedge against fluctuations in securities prices due to changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Futures contracts	$—	$(59,675	)(1)

(1)

Amount represents cumulative unrealized depreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$(108,469	)(1)	$105,656	(2)
Futures contracts	2,170,678	(3)	(559,052	)(4)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions allocated from Portfolio.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments allocated from Portfolio.

(3)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Financial futures contracts allocated from Portfolio.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Financial futures contracts allocated from Portfolio.

25

Eaton Vance

Government Opportunities Fund

October 31, 2018

Notes to Financial Statements — continued

The average notional cost of futures contracts outstanding during the year ended October 31, 2018, including futures contracts entered into by the Portfolio during the period the Fund was investing in the Portfolio, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$130,682,000	$153,327,000

The average number of purchased options contracts outstanding during the year ended October 31, 2018, including purchased options contracts entered into by the Portfolio during the period the Fund was investing in the Portfolio, which is indicative of the volume of this derivative type, was 7 contracts.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$134,604,898	$—	$134,604,898
Mortgage Pass-Throughs	—	134,901,327	—	134,901,327
Small Business Administration Loans (Interest Only)	—	8,099,303	—	8,099,303
Asset-Backed Securities	—	22,773,313	—	22,773,313
Short-Term Investments	—	5,694,128	—	5,694,128

Total Investments	$—	$306,072,969	$—	$306,072,969

Liability Description

Futures Contracts	$(59,675)	$—	$—	$(59,675)

Total	$(59,675)	$—	$—	$(59,675)

11  Name Change

Effective March 1, 2018, the name of Eaton Vance Government Opportunities Fund was changed from Eaton Vance Government Obligations Fund.

26

Eaton Vance

Government Opportunities Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Opportunities Fund (formerly, Eaton Vance Government Obligations Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

27

Eaton Vance

Government Opportunities Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

28

Eaton Vance Government Opportunities Fund

Government Obligations Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Government Opportunities Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	35,532,565	230,796
Keith Quinton	35,515,822	247,539
Marcus L. Smith	35,539,930	223,432
Susan J. Sutherland	35,535,419	227,942
Scott E. Wennerholm	35,513,164	250,198

Results are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Government Obligations Portfolio.

Government Obligations Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Mark R. Fetting	99%	1%
Keith Quinton	99%	1%
Marcus L. Smith	99%	1%
Susan J. Sutherland	99%	1%
Scott E. Wennerholm	99%	1%

Results are rounded to the nearest whole number.

29

Eaton Vance

Government Opportunities Fund

October 31, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each, a “Board”) of the registered investment companies (the “Eaton Vance Funds”) advised by either Eaton Vance Management or its affiliate, Boston Management and Research (together, “Eaton Vance”), held on February 7 and 8, 2018 (the “Meeting”), the Board, including a majority of the Independent Trustees, voted to approve a restructuring (the “Restructuring”) pursuant to which Eaton Vance Government Opportunities Fund, formerly Eaton Vance Government Obligations Fund (the “Fund”) would withdraw its assets in kind from the Government Obligations Portfolio (the “Master Portfolio”) and terminate the Master Portfolio. The Board noted that the Fund is a feeder fund in a master/feeder structure and invests substantially all of its assets in the Master Portfolio, which has the same investment objective and investment strategies as those of the Fund. In light of this master/feeder structure, the Fund had not previously entered into any direct investment advisory agreement. Accordingly, in connection with the Restructuring, the Board, including a majority of the Independent Trustees, voted to approve an investment advisory agreement for the Fund with Boston Management and Research (the “Adviser”) (the “Fund Agreement”). The Board’s approval of the Fund Agreement allows the Adviser to manage the assets of the Fund directly upon the closing of the Restructuring.

Prior to voting its approval of the Fund Agreement, the Board received information from Eaton Vance that the Board considered reasonably necessary to evaluate the terms of the Fund Agreement. The Board considered information furnished by Eaton Vance for the Meeting relating specifically to the Fund, as well as information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Eaton Vance Funds, which occurred in April 2017 (the “2017 Approval Process”). As part of this review, the Board considered information provided by Eaton Vance and its affiliates during the 2017 Approval Process relating to the Board’s approval of the Master Portfolio’s investment advisory agreement (the “Master Portfolio Agreement”).

With respect to the approval of the Fund Agreement, the Board specifically noted that the terms of the Fund Agreement are substantially identical to the terms of the Master Portfolio Agreement, including the fee rates payable under the Fund Agreement, which are the same as the fee rates payable under the Master Portfolio Agreement.

Information considered by the Board relating to the Fund Agreement included, among other things, the following:

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees payable by the Master Portfolio with the fees payable by comparable funds identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing the total expense ratio and its components of the Master Portfolio with those of comparable funds;

•	A report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds over various time periods;

•	Data comparing the investment performance of the Fund with the performance of benchmark indices over various time periods;

•

Comparative information concerning the fees charged and the services provided by Eaton Vance in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing the Master Portfolio;

•	Profitability analyses for Eaton Vance;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about policies and practices with respect to trading, including processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by Eaton Vance as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and, if applicable, investment accounts;

30

Eaton Vance

Government Opportunities Fund

October 31, 2018

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of Eaton Vance, together with information relating to compliance with and the administration;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance by the Adviser (including descriptions of various compliance programs);

•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser and its affiliates; and

•	The terms of the Fund Agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the proposed Fund Agreement are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the Fund Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Fund Agreement, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Master Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services. The Board specifically noted the Adviser’s experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities, as well as the Adviser’s process for determining the extent to which the Portfolio will invest in seasoned mortgage-backed securities instead of other government securities. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, will be appropriate and consistent with the terms of the Fund Agreement.

Performance, Management Fees, Profitability and Economies of Scale

The Board considered the fact that, as part of the 2017 Approval Process with respect to the Master Portfolio, the Board had concluded that (i) the performance of the Fund was satisfactory, (ii) the management fees were reasonable, (iii) the profits being realized by the Adviser and its affiliates were reasonable and (iv) the Fund shared in any benefits from economies of scale and the structure of the advisory fee, which includes breakpoints at several asset levels, allowed the Fund and the Master Portfolio to benefit from any economies of scale in the future. The Board concluded that the appointment of the Adviser as the investment adviser of the Fund is not expected to adversely affect the performance of the Fund, the reasonableness of the management fees payable to the Adviser by the Fund, the profits to be realized by the Adviser and its affiliates in managing the Fund or the extent to which the Fund can be expected to benefit from economies of scale in the future. The Board recognized that continuation of the Fund Agreement for an additional one-year term was being considered by the Board as part of the 2018 annual contract review process, which began in January 2018, and that updated information regarding each of these matters would be reviewed by the Board as part of that process.

31

Eaton Vance

Government Opportunities Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

32

Eaton Vance

Government Opportunities Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

33

Eaton Vance

Government Opportunities Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140    10.31.18

Eaton Vance

High Income Opportunities Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

High Income Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 41

Federal Tax Information	19

Special Meeting of Shareholders	42

Management and Organization	43

Important Notices	46

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. high-yield, fixed-income securities outperformed investment-grade, fixed-income securities for the 12-month period ended October 31, 2018, with the ICE BofAML U.S. High Yield Index (the Index)2 returning 0.86% versus the Bloomberg Barclays U.S. Aggregate Bond Index, which returned –2.05%. U.S. high-yield bonds benefited from a healthy domestic economy and lower tax rates, which aided corporate earnings. U.S. gross domestic product growth accelerated through most of the period, reaching a quarterly annualized rate of 4.2% in the second quarter of 2018, the highest level in four years.

During the period, the corporate fundamentals of U.S. high-yield issuers modestly improved. The trailing 12-month, par-weighted default rate remained relatively benign at 2.02%, despite an increase in defaults in the final month of the period. Leverage — the ratio of debt to earnings — for high-yield issuers declined during the period.

At the same time, spreads — the difference between yields on high-yield bonds and U.S. Treasurys with comparable maturities — narrowed to the tightest levels since the 2008 financial crisis, resulting in valuations that management believed did not appropriately compensate investors for taking on additional risk. Heightened volatility at the end of the period, however, led to a reversal of this trend.

The balance of supply and demand for U.S. high-yield bonds was stable for most of the period, but deteriorated in late September 2018. Demand from retail investors — weak through much of the period — fell markedly in the final month. According to preliminary Lipper estimates, U.S. high-yield retail funds registered an outflow of $31 billion during the period, while new issuances were reduced. Gross issuance of $179.3 billion over the first 10 months of 2018 represented a 36% decrease year-over-year. At the same time, 62% of issuances were used for refinancing purposes while only 21% were used to finance the acquisition of other companies.

Fund Performance

For the 12-month period ended October 31, 2018, Eaton Vance High Income Opportunities Fund (the Fund) Class A shares at net asset value (NAV) returned 0.17%, compared to the 0.86% return of its primary benchmark, the Index.

The Fund’s preference for higher-quality issues weighed on performance relative to the Index as lower-quality issues outperformed during the period. In particular, the Fund’s underweight to CCC-rated6 issues and a higher-quality bias within the segment detracted from performance.

Security selection overall was negative and selection within the metals/mining sector was detrimental to relative performance. An overweight to the metals/mining sector further weighed on relative performance. While sector allocation overall benefited relative performance, a modest cash position diminished relative returns.

The Fund’s duration7 positioning was positive overall. An underweight to bonds with durations between five and 10 years and to bonds with durations over 10 years benefitted performance as did an overweight to securities with durations of less than two years. Although security selection by duration segments was negative overall, selection in bonds with durations between five and 10 years was positive. Selection among securities with durations under five years negatively impacted relative performance.

Allocation by rating segments was negative overall due to a lack of exposure to low quality, more volatile bonds during the period. However, an underweight to BB-rated securities lifted relative performance as the group’s returns lagged that of the Index. Credit selection by credit quality was also beneficial overall, and was strongest within the B- and BB-rated categories.

In terms of sector allocations, an underweight to the poorly performing banks & thrifts sector contributed positively to relative performance. Security selection was strongest in the services sector.

Among individual contributors, the Fund’s investment in a U.S.-based behavioral health care provider stood out. Notable individual contributions also resulted from the Fund not owning two poorly performing issues held by the Index — those of a European telecom provider and a U.S. oil exploration and production company. Investments in a U.S.-based network infrastructure provider and a European manufacturer of aluminum products detracted from Fund performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Performance2,3

Portfolio Managers Michael W. Weilheimer, CFA, Kelley G. Baccei, and Stephen C. Concannon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/11/2004	08/19/1986	0.17%	4.38%	10.28%
Class A with 4.75% Maximum Sales Charge	—	—	–4.64	3.37	9.73
Class B at NAV	08/19/1986	08/19/1986	–0.56	3.61	9.50
Class B with 5% Maximum Sales Charge	—	—	–5.31	3.28	9.50
Class C at NAV	06/08/1994	08/19/1986	–0.58	3.59	9.48
Class C with 1% Maximum Sales Charge	—	—	–1.53	3.59	9.48
Class I at NAV	10/01/2009	08/19/1986	0.42	4.64	10.55
ICE BofAML U.S. High Yield Index	—	—	0.86%	4.68%	11.15%
ICE BofAML U.S. High Yield Constrained Index	—	—	0.86	4.69	11.19

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.87%	1.61%	1.62%	0.61%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2008	$24,801	N.A.
Class C	$10,000	10/31/2008	$24,739	N.A.
Class I	$250,000	10/31/2008	$682,030	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Fund Profile5

Credit Quality (% of bonds and loans)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,004.40	$4.45	0.88%
Class B	$1,000.00	$1,000.60	$8.22	1.63%
Class C	$1,000.00	$1,000.50	$8.22	1.63%
Class I	$1,000.00	$1,005.70	$3.18	0.63%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.48	0.88%
Class B	$1,000.00	$1,017.00	$8.29	1.63%
Class C	$1,000.00	$1,017.00	$8.29	1.63%
Class I	$1,000.00	$1,022.00	$3.21	0.63%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in High Income Opportunities Portfolio, at value (identified cost, $1,007,992,027)	$1,002,700,826
Receivable for Fund shares sold	1,335,839
Total assets	$1,004,036,665

Liabilities
Payable for Fund shares redeemed	$4,311,583
Distributions payable	561,801
Payable to affiliates:
Distribution and service fees	147,165
Trustees’ fees	42
Accrued expenses	320,670
Total liabilities	$5,341,261
Net Assets	$998,695,404

Sources of Net Assets
Paid-in capital	$1,025,720,887
Accumulated loss	(27,025,483)
Total	$998,695,404

Class A Shares
Net Assets	$287,456,566
Shares Outstanding	66,344,724
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.33
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$4.55

Class B Shares
Net Assets	$1,620,339
Shares Outstanding	373,494
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.34

Class C Shares
Net Assets	$95,312,125
Shares Outstanding	21,994,601
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.33

Class I Shares
Net Assets	$614,306,374
Shares Outstanding	141,597,279
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.34

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income allocated from Portfolio (net of foreign taxes, $1,098)	$71,769,462
Dividends allocated from Portfolio	861,193
Expenses allocated from Portfolio	(5,747,623)
Total investment income from Portfolio	$66,883,032

Expenses
Distribution and service fees
Class A	$835,177
Class B	24,831
Class C	1,091,632
Trustees’ fees and expenses	500
Custodian fee	60,000
Transfer and dividend disbursing agent fees	1,331,263
Legal and accounting services	50,113
Printing and postage	116,669
Registration fees	95,469
Miscellaneous	21,056
Total expenses	$3,626,710

Net investment income	$63,256,322

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$3,555,777
Foreign currency transactions	21,434
Forward foreign currency exchange contracts	1,158,048
Net realized gain	$4,735,259
Change in unrealized appreciation (depreciation) —
Investments	$(64,177,741)
Foreign currency	(11,972)
Forward foreign currency exchange contracts	181,685
Net change in unrealized appreciation (depreciation)	$(64,008,028)

Net realized and unrealized loss	$(59,272,769)

Net increase in net assets from operations	$3,983,553

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$63,256,322	$73,831,741
Net realized gain	4,735,259	10,325,157
Net change in unrealized appreciation (depreciation)	(64,008,028)	19,214,754
Net increase in net assets from operations	$3,983,553	$103,371,652
Distributions to shareholders(1)
Class A	$(17,845,380)	$(21,008,580)
Class B	(113,782)	(228,080)
Class C	(5,011,883)	(5,909,890)
Class I	(41,527,722)	(46,369,466)
Total distributions to shareholders	$(64,498,767)	$(73,516,016)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$69,801,256	$131,708,723
Class B	2,417	16,578
Class C	9,071,628	19,736,324
Class I	228,136,919	477,710,345
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	14,590,106	17,756,233
Class B	101,469	194,429
Class C	4,512,761	5,027,198
Class I	38,087,858	39,120,845
Cost of shares redeemed
Class A	(156,371,500)	(290,138,723)
Class B	(849,183)	(1,411,531)
Class C	(33,563,778)	(43,779,620)
Class I	(439,869,587)	(549,590,036)
Net asset value of shares exchanged
Class A	1,094,721	1,626,656
Class B	(1,094,721)	(1,626,656)
Net decrease in net assets from Fund share transactions	$(266,349,634)	$(193,649,235)

Net decrease in net assets	$(326,864,848)	$(163,793,599)

Net Assets
At beginning of year	$1,325,560,252	$1,489,353,851
At end of year	$998,695,404	$1,325,560,252 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated distributions in excess of net investment income of $(1,360,840) at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$4.560	$4.460	$4.400	$4.650	$4.640

Income (Loss) From Operations
Net investment income(1)	$0.233	$0.239	$0.228	$0.237	$0.251
Net realized and unrealized gain (loss)	(0.225)	0.099	0.082	(0.217)	0.044

Total income from operations	$0.008	$0.338	$0.310	$0.020	$0.295

Less Distributions
From net investment income	$(0.238)	$(0.238)	$(0.250)	$(0.257)	$(0.285)
Tax return of capital	—	—	—	(0.013)	—

Total distributions	$(0.238)	$(0.238)	$(0.250)	$(0.270)	$(0.285)

Net asset value — End of year	$4.330	$4.560	$4.460	$4.400	$4.650

Total Return(2)	0.17%	7.73%	7.35%	0.43%	6.49%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$287,457	$375,201	$506,430	$338,952	$278,339
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.87%	0.85%	0.86%	0.90%	0.89%
Net investment income	5.24%	5.28%	5.23%	5.22%	5.36%
Portfolio Turnover of the Portfolio	39%	42%	39%	38%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$4.570	$4.470	$4.410	$4.660	$4.650

Income (Loss) From Operations
Net investment income(1)	$0.201	$0.206	$0.197	$0.206	$0.217
Net realized and unrealized gain (loss)	(0.226)	0.099	0.080	(0.220)	0.044

Total income (loss) from operations	$(0.025)	$0.305	$0.277	$(0.014)	$0.261

Less Distributions
From net investment income	$(0.205)	$(0.205)	$(0.217)	$(0.224)	$(0.251)
Tax return of capital	—	—	—	(0.012)	—

Total distributions	$(0.205)	$(0.205)	$(0.217)	$(0.236)	$(0.251)

Net asset value — End of year	$4.340	$4.570	$4.470	$4.410	$4.660

Total Return(2)	(0.56)%	6.94%	6.54%	(0.32)%	5.72%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,620	$3,588	$6,292	$9,910	$16,243
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.63%	1.59%	1.61%	1.65%	1.64%
Net investment income	4.49%	4.55%	4.54%	4.53%	4.64%
Portfolio Turnover of the Portfolio	39%	42%	39%	38%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$4.560	$4.460	$4.400	$4.650	$4.640

Income (Loss) From Operations
Net investment income(1)	$0.200	$0.205	$0.195	$0.204	$0.216
Net realized and unrealized gain (loss)	(0.225)	0.099	0.081	(0.219)	0.044

Total income (loss) from operations	$(0.025)	$0.304	$0.276	$(0.015)	$0.260

Less Distributions
From net investment income	$(0.205)	$(0.204)	$(0.216)	$(0.223)	$(0.250)
Tax return of capital	—	—	—	(0.012)	—

Total distributions	$(0.205)	$(0.204)	$(0.216)	$(0.235)	$(0.250)

Net asset value — End of year	$4.330	$4.560	$4.460	$4.400	$4.650

Total Return(2)	(0.58)%	6.94%	6.54%	(0.34)%	5.70%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$95,312	$120,884	$136,908	$111,949	$121,827
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.63%	1.60%	1.61%	1.65%	1.64%
Net investment income	4.49%	4.52%	4.50%	4.49%	4.62%
Portfolio Turnover of the Portfolio	39%	42%	39%	38%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$4.570	$4.470	$4.410	$4.660	$4.650

Income (Loss) From Operations
Net investment income(1)	$0.245	$0.250	$0.238	$0.245	$0.261
Net realized and unrealized gain (loss)	(0.226)	0.099	0.083	(0.213)	0.046

Total income from operations	$0.019	$0.349	$0.321	$0.032	$0.307

Less Distributions
From net investment income	$(0.249)	$(0.249)	$(0.261)	$(0.268)	$(0.297)
Tax return of capital	—	—	—	(0.014)	—

Total distributions	$(0.249)	$(0.249)	$(0.261)	$(0.282)	$(0.297)

Net asset value — End of year	$4.340	$4.570	$4.470	$4.410	$4.660

Total Return(2)	0.42%	7.98%	7.62%	0.70%	6.75%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$614,306	$825,887	$839,724	$322,095	$160,509
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.62%	0.59%	0.61%	0.65%	0.64%
Net investment income	5.49%	5.51%	5.45%	5.42%	5.56%
Portfolio Turnover of the Portfolio	39%	42%	39%	38%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (73.0% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are

14

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Notes to Financial Statements — continued

reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$64,498,767	$73,516,016

During the year ended October 31, 2018, accumulated loss was decreased by $560,752 and paid-in capital was decreased by $560,752 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,428,666
Capital loss carryforwards and deferred capital losses	$(25,534,489)
Net unrealized depreciation	$(2,357,859)
Distributions payable	$(561,801)

At October 31, 2018, the Fund, for federal income tax purposes, had capital loss carryforwards of $18,155,220 and deferred capital losses of $7,379,269 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2018, $7,379,269 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $72,879 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $30,137 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $835,177 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $18,623 and $818,724 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $6,208 and $272,908 for Class B and Class C shares, respectively.

15

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $2,000 and $6,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $30,936,319 and $366,679,792, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	15,662,107	29,132,452
Issued to shareholders electing to receive payments of distributions in Fund shares	3,281,508	3,914,760
Redemptions	(35,081,271)	(64,656,300)
Exchange from Class B shares	245,684	358,194

Net decrease	(15,891,972)	(31,250,894)

	Year Ended October 31,
Class B	2018	2017

Sales	543	3,641
Issued to shareholders electing to receive payments of distributions in Fund shares	22,749	42,805
Redemptions	(189,788)	(311,317)
Exchange to Class A shares	(245,246)	(357,773)

Net decrease	(411,742)	(622,644)

	Year Ended October 31,
Class C	2018	2017

Sales	2,028,380	4,364,486
Issued to shareholders electing to receive payments of distributions in Fund shares	1,014,844	1,107,226
Redemptions	(7,541,931)	(9,648,699)

Net decrease	(4,498,707)	(4,176,987)

16

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2018	2017

Sales	50,954,997	105,623,087
Issued to shareholders electing to receive payments of distributions in Fund shares	8,554,726	8,605,297
Redemptions	(98,722,103)	(121,386,386)

Net decrease	(39,212,380)	(7,158,002)

17

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

18

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

High Income Opportunities Portfolio

October 31, 2018

Portfolio of Investments

Corporate Bonds & Notes — 86.0%
Security	Principal Amount* (000’s omitted)	Value

Aerospace — 1.3%
Bombardier, Inc., 6.00%, 10/15/22(1)	2,200	$2,169,750
Bombardier, Inc., 6.125%, 1/15/23(1)	285	282,863
Bombardier, Inc., 7.50%, 12/1/24(1)	2,440	2,485,750
Bombardier, Inc., 7.50%, 3/15/25(1)	750	753,525
TransDigm, Inc., 6.00%, 7/15/22	5,055	5,092,912
TransDigm, Inc., 6.375%, 6/15/26	1,435	1,409,887
TransDigm, Inc., 6.50%, 7/15/24	3,965	4,017,893
TransDigm, Inc., 6.50%, 5/15/25	440	439,450
TransDigm UK Holdings PLC, 6.875%, 5/15/26(1)	1,585	1,585,000
		$18,237,030

Automotive & Auto Parts — 0.5%
Navistar International Corp., 6.625%, 11/1/25(1)	6,645	$6,811,125
ZF North America Capital, Inc., 4.50%, 4/29/22(1)	420	421,021
		$7,232,146

Banks & Thrifts — 0.8%
CIT Group, Inc., 5.00%, 8/1/23	4,300	$4,321,500
CIT Group, Inc., 5.375%, 5/15/20	55	56,617
CIT Group, Inc., 6.125%, 3/9/28	1,420	1,476,800
JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(2)(3)	4,805	5,130,539
		$10,985,456

Broadcasting — 1.5%
CBS Radio, Inc., 7.25%, 11/1/24(1)	45	$42,581
Netflix, Inc., 4.875%, 4/15/28(1)	640	588,000
Netflix, Inc., 5.50%, 2/15/22	1,790	1,834,553
Netflix, Inc., 5.875%, 2/15/25	2,155	2,195,407
Netflix, Inc., 5.875%, 11/15/28(1)	4,030	3,979,625
Salem Media Group, Inc., 6.75%, 6/1/24(1)	2,650	2,385,000
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	2,980	2,815,176
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	6,775	6,943,020
		$20,783,362

Building Materials — 0.9%
Brundage-Bone Concrete Pumping, Inc., 10.375%, 9/1/23(1)	5,155	$5,580,287
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	380	336,300
Standard Industries, Inc., 5.50%, 2/15/23(1)	2,155	2,117,288
Standard Industries, Inc., 6.00%, 10/15/25(1)	3,880	3,831,500
		$11,865,375

Security	Principal Amount* (000’s omitted)	Value

Cable / Satellite TV — 4.9%
Altice France SA, 7.375%, 5/1/26(1)	3,020	$2,910,525
Altice France SA, 8.125%, 2/1/27(1)	3,829	3,789,178
Altice Luxembourg SA, 7.75%, 5/15/22(1)	1,531	1,421,916
Altice US Finance I Corp., 5.375%, 7/15/23(1)	970	972,241
Altice US Finance I Corp., 5.50%, 5/15/26(1)	4,205	4,106,435
Cablevision Systems Corp., 5.875%, 9/15/22	3,710	3,737,825
Cablevision Systems Corp., 8.00%, 4/15/20	5,451	5,702,564
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	1,895	1,774,194
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	2,165	2,179,884
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	3,855	3,782,719
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	2,010	2,035,125
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	2,725	2,704,562
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(1)	4,090	4,136,012
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 5.125%, 12/15/21(1)	235	234,948
CSC Holdings, LLC, 5.25%, 6/1/24	385	372,006
CSC Holdings, LLC, 6.75%, 11/15/21	5,020	5,269,243
CSC Holdings, LLC, 10.125%, 1/15/23(1)	2,475	2,692,726
CSC Holdings, LLC, 10.875%, 10/15/25(1)	3,862	4,465,437
DISH DBS Corp., 5.875%, 7/15/22	1,970	1,869,038
DISH DBS Corp., 5.875%, 11/15/24	420	358,575
DISH DBS Corp., 6.75%, 6/1/21	685	693,563
DISH DBS Corp., 7.75%, 7/1/26	1,395	1,253,756
UPC Holding B.V., 5.50%, 1/15/28(1)	3,875	3,594,062
Virgin Media Secured Finance PLC, 5.25%, 1/15/26(1)	2,610	2,443,613
Virgin Media Secured Finance PLC, 5.50%, 8/15/26(1)	4,320	4,082,400
Ziggo Bond Co., B.V., 5.875%, 1/15/25(1)	990	910,800
Ziggo Bond Co., B.V., 6.00%, 1/15/27(1)	265	236,513
		$67,729,860

Capital Goods — 0.9%
BWX Technologies, Inc., 5.375%, 7/15/26(1)	2,875	$2,889,375
Titan Acquisition, Ltd./Titan Co-Borrower, LLC, 7.75%, 4/15/26(1)	4,215	3,519,525
Wabash National Corp., 5.50%, 10/1/25(1)	2,215	1,999,038
Welbilt, Inc., 9.50%, 2/15/24	3,515	3,804,987
		$12,212,925

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals — 2.1%
Chemours Co. (The), 4.00%, 5/15/26	EUR	6,000	$6,526,818
Chemours Co. (The), 7.00%, 5/15/25		2,086	2,159,010
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(1)		2,585	2,426,669
OCI N.V., 5.00%, 4/15/23(4)	EUR	2,000	2,385,645
Olin Corp., 5.00%, 2/1/30		1,625	1,465,067
Platform Specialty Products Corp., 6.50%, 2/1/22(1)		1,082	1,099,582
PQ Corp., 6.75%, 11/15/22(1)		900	930,375
SPCM SA, 4.875%, 9/15/25(1)		1,185	1,099,088
Starfruit Finco B.V./Starfruit US Holdco, LLC, 6.50%, 10/1/26(1)	EUR	915	1,016,684
Starfruit Finco B.V./Starfruit US Holdco, LLC, 8.00%, 10/1/26(1)		967	940,408
Valvoline, Inc., 5.50%, 7/15/24		835	831,869
Venator Finance S.a.r.l./Venator Materials, LLC, 5.75%, 7/15/25(1)		1,825	1,564,937
Versum Materials, Inc., 5.50%, 9/30/24(1)		2,790	2,769,075
W.R. Grace & Co., 5.125%, 10/1/21(1)		2,270	2,292,700
W.R. Grace & Co., 5.625%, 10/1/24(1)		525	536,156
			$28,044,083

Consumer Products — 1.1%
Central Garden & Pet Co., 6.125%, 11/15/23		970	$991,825
Energizer Gamma Acquisition B.V., 4.625%, 7/15/26(1)	EUR	6,315	7,345,809
Energizer Gamma Acquisition, Inc., 6.375%, 7/15/26(1)		3,995	4,004,988
Spectrum Brands, Inc., 5.75%, 7/15/25		3,275	3,193,125
			$15,535,747

Containers — 1.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 9/15/22(1)		830	$807,175
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.625%, 5/15/23(1)		3,625	3,534,375
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24(1)		4,405	4,443,544
Berry Global, Inc., 4.50%, 2/15/26(1)		2,619	2,455,312
Berry Global, Inc., 6.00%, 10/15/22		1,770	1,812,038
BWAY Holding Co., 5.50%, 4/15/24(1)		750	721,875
BWAY Holding Co., 7.25%, 4/15/25(1)		2,394	2,274,300
Crown Americas, LLC/Crown Americas Capital Corp., V, 4.25%, 9/30/26		1,415	1,287,650
Crown Americas, LLC/Crown Americas Capital Corp., VI, 4.75%, 2/1/26(1)		1,695	1,603,894

Security	Principal Amount* (000’s omitted)	Value

Containers (continued)
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	3,195	$3,195,000
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	995	1,004,950
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(1)	260	254,800
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 6.875%, 2/15/21	643	648,451
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(1)	565	567,472
		$24,610,836

Diversified Financial Services — 2.3%
DAE Funding, LLC, 4.50%, 8/1/22(1)	2,430	$2,375,325
DAE Funding, LLC, 5.00%, 8/1/24(1)	4,055	3,963,762
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22	3,825	3,871,130
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.375%, 12/15/25	1,740	1,733,475
MSCI, Inc., 5.75%, 8/15/25(1)	1,275	1,316,438
Navient Corp., 6.75%, 6/15/26	2,890	2,767,175
Navient Corp., 8.00%, 3/25/20	6,065	6,345,506
Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(1)	6,390	6,366,037
Park Aerospace Holdings, Ltd., 5.50%, 2/15/24(1)	2,855	2,834,301
		$31,573,149

Diversified Media — 0.6%
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/22	1,095	$1,104,581
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22	2,125	2,167,925
MDC Partners, Inc., 6.50%, 5/1/24(1)	5,821	4,802,325
		$8,074,831

Energy — 15.6%
Aker BP ASA, 5.875%, 3/31/25(1)	1,460	$1,478,250
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 6.375%, 5/1/24	1,465	1,552,167
Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24	1,415	1,386,700
Antero Resources Corp., 5.625%, 6/1/23	490	491,225
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(1)	4,113	3,999,892
Berry Petroleum Co., LLC, 7.00%, 2/15/26(1)	3,090	3,078,258
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	5,530	5,460,875

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)
Centennial Resource Production, LLC, 5.375%, 1/15/26(1)	1,460	$1,430,800
Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25	3,320	3,419,600
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24	5,095	5,521,706
Cheniere Energy Partners, L.P., 5.25%, 10/1/25	600	590,250
Cheniere Energy Partners, L.P., 5.625%, 10/1/26(1)	2,670	2,636,625
Chesapeake Energy Corp., 7.00%, 10/1/24	1,088	1,064,880
Chesapeake Energy Corp., 8.00%, 12/15/22(1)	608	635,360
CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(1)	11,090	10,577,087
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	4,413	4,462,646
Denbury Resources, Inc., 9.00%, 5/15/21(1)	469	491,864
Diamondback Energy, Inc., 4.75%, 11/1/24	1,080	1,053,000
Diamondback Energy, Inc., 5.375%, 5/31/25	2,615	2,608,462
Endeavor Energy Resources, L.P./EER Finance, Inc., 5.50%, 1/30/26(1)	2,250	2,323,125
Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(1)	3,005	3,117,687
Energy Transfer, L.P., 5.875%, 1/15/24	975	1,026,188
Energy Transfer, L.P., 7.50%, 10/15/20	1,780	1,889,025
Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(2)(3)	1,630	1,527,106
EP Energy, LLC/Everest Acquisition Finance, Inc., 7.75%, 5/15/26(1)	1,370	1,367,863
EP Energy, LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24(1)	1,845	1,789,650
EP Energy, LLC/Everest Acquisition Finance, Inc., 8.00%, 2/15/25(1)	1,370	928,175
Extraction Oil & Gas, Inc., 5.625%, 2/1/26(1)	5,525	4,696,250
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(1)	1,250	1,178,125
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	5,735	5,476,925
Gulfport Energy Corp., 6.00%, 10/15/24	1,265	1,192,263
Gulfport Energy Corp., 6.625%, 5/1/23	5,570	5,597,850
Hilcorp Energy I, L.P./Hilcorp Finance Co., 6.25%, 11/1/28(1)	2,567	2,473,972
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(1)	1,165	1,173,738
Jagged Peak Energy, LLC, 5.875%, 5/1/26(1)	640	625,600
Matador Resources Co., 5.875%, 9/15/26(1)	4,700	4,606,000
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	4,310	4,168,632
Nabors Industries, Inc., 4.625%, 9/15/21	565	546,598
Nabors Industries, Inc., 5.75%, 2/1/25	3,700	3,424,293

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	5,123	$5,001,329
Newfield Exploration Co., 5.75%, 1/30/22	2,400	2,487,000
NGPL PipeCo, LLC, 4.375%, 8/15/22(1)	780	774,150
Nine Energy Service, Inc., 8.75%, 11/1/23(1)	1,270	1,293,813
Oasis Petroleum, Inc., 6.875%, 3/15/22	852	858,390
Oasis Petroleum, Inc., 6.875%, 1/15/23	4,625	4,671,250
Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(1)	2,315	2,248,444
Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(1)	2,625	2,579,062
Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(1)	2,055	2,030,895
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(1)	2,935	3,023,050
PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23	5,755	5,970,812
PBF Holding Co., LLC/PBF Finance Corp., 7.25%, 6/15/25	3,547	3,662,277
PBF Logistics, L.P./PBF Logistics Finance Corp., 6.875%, 5/15/23	5,230	5,347,675
Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(2)(3)	4,120	3,883,100
Precision Drilling Corp., 6.50%, 12/15/21	256	259,651
Precision Drilling Corp., 7.125%, 1/15/26(1)	1,095	1,089,525
Precision Drilling Corp., 7.75%, 12/15/23	195	203,775
QEP Resources, Inc., 5.625%, 3/1/26	3,210	3,033,450
Resolute Energy Corp., 8.50%, 5/1/20	1,195	1,196,494
SESI, LLC, 7.75%, 9/15/24	495	488,194
Seven Generations Energy, Ltd., 5.375%, 9/30/25(1)	3,860	3,613,925
Seven Generations Energy, Ltd., 6.875%, 6/30/23(1)	1,890	1,956,150
Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25(1)	5,980	6,017,375
SM Energy Co., 5.625%, 6/1/25	1,850	1,789,875
SM Energy Co., 6.625%, 1/15/27	1,965	1,984,650
SM Energy Co., 6.75%, 9/15/26	2,249	2,265,867
Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23(1)	2,140	2,067,775
Sunoco, L.P./Sunoco Finance Corp., 5.50%, 2/15/26(1)	925	883,375
Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(1)	7,405	7,338,799
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 5.875%, 4/15/26(1)	2,105	2,127,366
Tervita Escrow Corp., 7.625%, 12/1/21(1)	6,435	6,563,700
Transocean, Inc., 7.25%, 11/1/25(1)	2,686	2,618,850
Transocean, Inc., 7.50%, 1/15/26(1)	1,550	1,526,750
Transocean Guardian, Ltd., 5.875%, 1/15/24(1)	2,255	2,240,906
Transocean Pontus, Ltd., 6.125%, 8/1/25(1)	1,550	1,544,188

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)
Trinidad Drilling, Ltd., 6.625%, 2/15/25(1)	2,996	$3,010,980
Weatherford International, Ltd., 8.25%, 6/15/23	755	581,350
Weatherford International, Ltd., 9.875%, 2/15/24	1,765	1,376,700
Whiting Petroleum Corp., 6.625%, 1/15/26	4,550	4,572,750
WildHorse Resource Development Corp., 6.875%, 2/1/25	4,658	4,658,000
Williams Cos., Inc. (The), 4.55%, 6/24/24	3,244	3,269,354
Williams Cos., Inc. (The), 5.75%, 6/24/44	1,495	1,505,363
		$214,685,096

Entertainment / Film — 0.4%
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	1,580	$1,453,600
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	500	461,875
Cinemark USA, Inc., 4.875%, 6/1/23	3,945	3,871,031
		$5,786,506

Environmental — 1.3%
Advanced Disposal Services, Inc., 5.625%, 11/15/24(1)	3,075	$3,005,812
Covanta Holding Corp., 5.875%, 3/1/24	2,230	2,230,000
Covanta Holding Corp., 5.875%, 7/1/25	2,107	2,049,058
Covanta Holding Corp., 6.375%, 10/1/22	2,845	2,906,345
GFL Environmental, Inc., 5.375%, 3/1/23(1)	3,715	3,417,800
Hulk Finance Corp., 7.00%, 6/1/26(1)	1,515	1,397,588
Waste Pro USA, Inc., 5.50%, 2/15/26(1)	1,475	1,401,250
Wrangler Buyer Corp., 6.00%, 10/1/25(1)	1,040	1,118,000
		$17,525,853

Food / Beverage / Tobacco — 1.5%
Dole Food Co., Inc., 7.25%, 6/15/25(1)	4,110	$3,966,150
Post Holdings, Inc., 5.00%, 8/15/26(1)	4,490	4,158,863
Post Holdings, Inc., 5.50%, 3/1/25(1)	3,595	3,489,397
Post Holdings, Inc., 5.625%, 1/15/28(1)	2,393	2,256,120
Post Holdings, Inc., 8.00%, 7/15/25(1)	940	1,028,125
US Foods, Inc., 5.875%, 6/15/24(1)	5,185	5,159,075
		$20,057,730

Gaming — 3.5%
Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(1)	4,134	$3,857,539
Eldorado Resorts, Inc., 6.00%, 4/1/25	3,360	3,334,800
Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)	6,855	7,214,887

Security	Principal Amount* (000’s omitted)	Value

Gaming (continued)
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21	840	$841,546
GLP Capital, L.P./GLP Financing II, Inc., 4.875%, 11/1/20	555	562,631
GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26	3,550	3,536,688
International Game Technology PLC, 6.50%, 2/15/25(1)	720	732,600
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26	2,015	1,833,650
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	2,890	2,904,450
MGM Resorts International, 5.75%, 6/15/25	3,105	3,042,900
MGM Resorts International, 6.625%, 12/15/21	1,275	1,338,355
MGM Resorts International, 7.75%, 3/15/22	2,585	2,782,106
Scientific Games International, Inc., 10.00%, 12/1/22	2,545	2,669,069
Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(1)	4,830	4,914,525
Studio City Co., Ltd., 7.25%, 11/30/21(1)	1,895	1,954,332
Tunica-Biloxi Gaming Authority, 3.78%, 12/15/20(1)	1,879	526,054
VICI Properties 1, LLC/VICI FC, Inc., 8.00%, 10/15/23	4,724	5,208,483
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	750	679,688
Wynn Macau, Ltd., 5.50%, 10/1/27(1)	329	297,745
		$48,232,048

Health Care — 11.7%
Bausch Health Cos., Inc., 5.50%, 3/1/23(1)	1,338	$1,272,773
Bausch Health Cos., Inc., 5.50%, 11/1/25(1)	1,485	1,460,869
Bausch Health Cos., Inc., 5.625%, 12/1/21(1)	1,305	1,290,319
Bausch Health Cos., Inc., 5.875%, 5/15/23(1)	4,055	3,892,800
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	755	696,261
Bausch Health Cos., Inc., 6.50%, 3/15/22(1)	2,855	2,962,062
Bausch Health Cos., Inc., 7.00%, 3/15/24(1)	5,755	6,040,966
Bausch Health Cos., Inc., 7.50%, 7/15/21(1)	1,485	1,510,987
Bausch Health Cos., Inc., 8.50%, 1/31/27(1)	3,632	3,704,640
Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	3,615	3,782,194
Bausch Health Cos., Inc., 9.25%, 4/1/26(1)	1,420	1,492,775
Carriage Services, Inc., 6.625%, 6/1/26(1)	2,230	2,246,725
Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(1)	2,340	2,205,450
Centene Corp., 4.75%, 5/15/22	885	890,531
Centene Corp., 4.75%, 1/15/25	5,365	5,312,477
Centene Corp., 5.375%, 6/1/26(1)	5,880	5,982,900
Centene Corp., 6.125%, 2/15/24	3,740	3,917,650
Charles River Laboratories International, Inc., 5.50%, 4/1/26(1)	1,175	1,175,000

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
CHS/Community Health Systems, Inc., 6.25%, 3/31/23	4,175	$3,855,404
Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(1)(5)	860	866,450
Envision Healthcare Corp., 8.75%, 10/15/26(1)	6,617	6,435,032
HCA, Inc., 5.00%, 3/15/24	1,435	1,455,628
HCA, Inc., 5.25%, 6/15/26	2,745	2,799,900
HCA, Inc., 5.375%, 9/1/26	3,410	3,392,950
HCA, Inc., 5.625%, 9/1/28	4,205	4,173,462
HCA, Inc., 5.875%, 2/15/26	12,010	12,310,250
HCA, Inc., 7.50%, 2/15/22	1,530	1,663,875
HCA Healthcare, Inc., 6.25%, 2/15/21	1,030	1,072,488
Hologic, Inc., 4.375%, 10/15/25(1)	1,405	1,324,213
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(1)	5,765	5,777,683
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(1)	2,360	2,416,050
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)	6,430	6,976,550
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(1)	18,175	18,507,966
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/1/22(1)(5)	6,430	6,614,862
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/1/24(1)	3,684	3,895,830
Team Health Holdings, Inc., 6.375%, 2/1/25(1)	5,800	5,017,000
Teleflex, Inc., 4.625%, 11/15/27	2,310	2,162,737
Teleflex, Inc., 5.25%, 6/15/24	845	857,675
Tenet Healthcare Corp., 6.00%, 10/1/20	2,885	2,961,597
Tenet Healthcare Corp., 6.75%, 6/15/23	2,105	2,107,000
Tenet Healthcare Corp., 7.50%, 1/1/22(1)	1,435	1,500,472
Tenet Healthcare Corp., 8.125%, 4/1/22	1,285	1,342,825
Teva Pharmaceutical Finance Netherlands III B.V., 3.15%, 10/1/26	675	550,847
Teva Pharmaceutical Finance Netherlands III B.V., 6.75%, 3/1/28	1,390	1,423,811
WellCare Health Plans, Inc., 5.25%, 4/1/25	6,970	6,970,000
WellCare Health Plans, Inc., 5.375%, 8/15/26(1)	2,575	2,575,000
		$160,844,936

Homebuilders / Real Estate — 0.9%
Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(1)	4,925	$4,891,510
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)	4,145	4,031,013
Mattamy Group Corp., 6.875%, 12/15/23(1)	923	903,386
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/19	1,860	1,866,975

Security		Principal Amount* (000’s omitted)	Value

Homebuilders / Real Estate (continued)
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24		756	$709,695
			$12,402,579

Hotels — 0.7%
ESH Hospitality, Inc., 5.25%, 5/1/25(1)		5,260	$4,990,425
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24		3,180	3,061,704
RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23		1,447	1,439,765
			$9,491,894

Insurance — 1.2%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 8.25%, 8/1/23(1)		4,670	$4,838,727
Ardonagh Midco 3 PLC, 8.375%, 7/15/23(4)	GBP	2,000	2,401,452
Ardonagh Midco 3 PLC, 8.375%, 7/15/23(1)	GBP	3,100	3,722,251
Hub International, Ltd., 7.00%, 5/1/26(1)		5,270	5,156,695
			$16,119,125

Leisure — 1.1%
Merlin Entertainments PLC, 5.75%, 6/15/26(1)		1,905	$1,909,763
NCL Corp., Ltd., 4.75%, 12/15/21(1)		2,293	2,298,732
Viking Cruises, Ltd., 5.875%, 9/15/27(1)		9,132	8,721,060
Viking Cruises, Ltd., 6.25%, 5/15/25(1)		1,820	1,829,100
			$14,758,655

Metals / Mining — 3.9%
Alcoa Nederland Holding B.V., 6.125%, 5/15/28(1)		2,115	$2,115,000
Alcoa Nederland Holding B.V., 6.75%, 9/30/24(1)		1,605	1,693,275
Constellium N.V., 4.25%, 2/15/26(1)	EUR	4,736	5,258,959
Constellium N.V., 5.875%, 2/15/26(1)		2,850	2,664,750
Eldorado Gold Corp., 6.125%, 12/15/20(1)		7,765	7,260,275
First Quantum Minerals, Ltd., 6.875%, 3/1/26(1)		1,553	1,347,228
First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)		1,390	1,362,200
First Quantum Minerals, Ltd., 7.25%, 4/1/23(1)		4,600	4,266,500
First Quantum Minerals, Ltd., 7.50%, 4/1/25(1)		4,225	3,786,656
Freeport-McMoRan, Inc., 4.55%, 11/14/24		1,685	1,564,944
Freeport-McMoRan, Inc., 5.45%, 3/15/43		1,890	1,611,225
Hudbay Minerals, Inc., 7.25%, 1/15/23(1)		2,130	2,130,000
Hudbay Minerals, Inc., 7.625%, 1/15/25(1)		2,455	2,473,412
Imperial Metals Corp., 7.00%, 3/15/19(1)		935	645,150
New Gold, Inc., 6.25%, 11/15/22(1)		3,294	2,882,250
New Gold, Inc., 6.375%, 5/15/25(1)		1,505	1,213,406
Novelis Corp., 5.875%, 9/30/26(1)		3,480	3,288,600

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Metals / Mining (continued)
Novelis Corp., 6.25%, 8/15/24(1)	2,390	$2,372,075
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25(1)	3,270	3,335,400
Teck Resources, Ltd., 8.50%, 6/1/24(1)	2,510	2,729,625
		$54,000,930

Paper — 0.1%
Mercer International, Inc., 5.50%, 1/15/26	1,000	$972,200
		$972,200

Publishing / Printing — 0.2%
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 7.875%, 5/15/24(1)	3,715	$3,176,325
		$3,176,325

Railroad — 0.6%
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	7,710	$7,844,925
		$7,844,925

Restaurants — 1.0%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(1)	860	$808,400
Golden Nugget, Inc., 6.75%, 10/15/24(1)	6,740	6,740,000
Golden Nugget, Inc., 8.75%, 10/1/25(1)	4,500	4,635,000
IRB Holding Corp., 6.75%, 2/15/26(1)	920	883,200
Yum! Brands, Inc., 3.875%, 11/1/20	855	851,794
		$13,918,394

Retail — 1.2%
Murphy Oil USA, Inc., 5.625%, 5/1/27	1,190	$1,164,713
Murphy Oil USA, Inc., 6.00%, 8/15/23	3,995	4,094,875
Party City Holdings, Inc., 6.125%, 8/15/23(1)	3,490	3,498,725
PVH Corp., 7.75%, 11/15/23	3,385	3,852,130
Sonic Automotive, Inc., 6.125%, 3/15/27	4,675	4,265,937
		$16,876,380

Services — 6.1%
Algeco Global Finance PLC, 8.00%, 2/15/23(1)	1,281	$1,297,013
Aramark Services, Inc., 5.125%, 1/15/24	1,945	1,940,138
Booz Allen Hamilton, Inc., 5.125%, 5/1/25(1)	735	719,381
Cloud Crane, LLC, 10.125%, 8/1/24(1)	4,253	4,593,240
Deck Chassis Acquisition, Inc., 10.00%, 6/15/23(1)	3,880	4,035,200

Security		Principal Amount* (000’s omitted)	Value

Services (continued)
Flexi-Van Leasing, Inc., 10.00%, 2/15/23(1)		2,249	$1,877,915
frontdoor, Inc., 6.75%, 8/15/26(1)		2,320	2,372,200
IHS Markit, Ltd., 5.00%, 11/1/22(1)		2,255	2,313,179
KAR Auction Services, Inc., 5.125%, 6/1/25(1)		3,310	3,144,500
La Financiere Atalian SA, 5.125%, 5/15/25(4)	EUR	3,705	3,873,551
Laureate Education, Inc., 8.25%, 5/1/25(1)		8,679	9,351,622
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(1)		9,234	9,780,653
Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(1)		6,665	6,914,937
Sabre GLBL, Inc., 5.25%, 11/15/23(1)		2,535	2,515,683
Sabre GLBL, Inc., 5.375%, 4/15/23(1)		905	909,525
ServiceMaster Co., LLC (The), 7.45%, 8/15/27		5,185	5,444,250
TMS International Corp., 7.25%, 8/15/25(1)		3,275	3,266,813
Uber Technologies, Inc., 8.00%, 11/1/26(1)(6)		4,000	4,030,000
United Rentals North America, Inc., 4.625%, 7/15/23		2,000	1,990,000
Vizient, Inc., 10.375%, 3/1/24(1)		5,685	6,225,075
West Corp., 8.50%, 10/15/25(1)		7,000	6,352,500
			$82,947,375

Steel — 0.4%
Allegheny Technologies, Inc., 5.95%, 1/15/21		970	$977,275
Allegheny Technologies, Inc., 7.875%, 8/15/23		3,655	3,869,731
Big River Steel, LLC/BRS Finance Corp., 7.25%, 9/1/25(1)		141	148,402
Steel Dynamics, Inc., 5.50%, 10/1/24		505	509,419
			$5,504,827

Technology — 5.4%
Camelot Finance SA, 7.875%, 10/15/24(1)		4,933	$4,896,002
CommScope, Inc., 5.50%, 6/15/24(1)		2,500	2,428,125
CommScope Technologies, LLC, 5.00%, 3/15/27(1)		3,420	3,078,000
CommScope Technologies, LLC, 6.00%, 6/15/25(1)		4,350	4,252,125
Dell International, LLC/EMC Corp., 7.125%, 6/15/24(1)		4,005	4,241,923
EIG Investors Corp., 10.875%, 2/1/24		4,750	5,153,750
Entegris, Inc., 4.625%, 2/10/26(1)		2,150	2,008,229
Infor (US), Inc., 6.50%, 5/15/22		4,485	4,496,213
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, (7.125% Cash or 7.875% PIK), 5/1/21(1)(5)		3,120	3,151,200
j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(1)		3,245	3,228,775
Riverbed Technology, Inc., 8.875%, 3/1/23(1)		7,795	7,181,144
Seagate HDD Cayman, 4.75%, 1/1/25		1,490	1,365,368
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26(1)		8,995	9,197,387

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Technology (continued)
Solera, LLC/Solera Finance, Inc., 10.50%, 3/1/24(1)	4,430	$4,828,833
Vantiv, LLC/Vanity Issuer Corp., 4.375%, 11/15/25(1)	2,250	2,131,875
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/1/23(1)	2,915	2,769,250
Veritas US, Inc./Veritas Bermuda, Ltd., 10.50%, 2/1/24(1)	5,145	4,450,425
Western Digital Corp., 4.75%, 2/15/26	5,530	5,115,250
		$73,973,874

Telecommunications — 7.3%
CenturyLink, Inc., 6.75%, 12/1/23	4,510	$4,611,475
CenturyLink, Inc., 7.50%, 4/1/24	3,220	3,389,050
Digicel, Ltd., 6.00%, 4/15/21(1)	4,250	3,872,812
DKT Finance ApS, 9.375%, 6/17/23(1)	1,025	1,080,094
Equinix, Inc., 5.875%, 1/15/26	3,890	3,958,075
Frontier California, Inc., 6.75%, 5/15/27	895	807,738
Frontier Communications Corp., 6.875%, 1/15/25	1,950	1,111,500
Frontier Communications Corp., 7.625%, 4/15/24	285	172,425
Frontier Communications Corp., 10.50%, 9/15/22	1,805	1,511,688
Hughes Satellite Systems Corp., 5.25%, 8/1/26	2,793	2,663,824
Hughes Satellite Systems Corp., 6.50%, 6/15/19	3,087	3,135,543
Hughes Satellite Systems Corp., 6.625%, 8/1/26	845	806,975
Intelsat Jackson Holdings SA, 5.50%, 8/1/23	2,785	2,499,537
Intelsat Jackson Holdings SA, 8.00%, 2/15/24(1)	3,485	3,654,894
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(1)	2,586	2,543,977
Level 3 Financing, Inc., 5.25%, 3/15/26	2,180	2,098,250
Level 3 Financing, Inc., 5.375%, 1/15/24	2,215	2,198,387
Level 3 Parent, LLC, 5.75%, 12/1/22	750	749,843
Qualitytech, L.P./QTS Finance Corp., 4.75%, 11/15/25(1)	799	749,063
SBA Communications Corp., 4.00%, 10/1/22	2,295	2,208,937
SBA Communications Corp., 4.875%, 9/1/24	1,385	1,341,719
Sprint Capital Corp., 6.875%, 11/15/28	5,860	5,772,100
Sprint Communications, Inc., 6.00%, 11/15/22	945	956,222
Sprint Communications, Inc., 7.00%, 8/15/20	830	861,125
Sprint Corp., 7.125%, 6/15/24	2,270	2,326,750
Sprint Corp., 7.25%, 9/15/21	5,930	6,204,262
Sprint Corp., 7.625%, 2/15/25	3,285	3,420,506
Sprint Corp., 7.625%, 3/1/26	2,179	2,262,074
Sprint Corp., 7.875%, 9/15/23	13,636	14,590,520
T-Mobile USA, Inc., 4.50%, 2/1/26	2,205	2,066,504
T-Mobile USA, Inc., 4.75%, 2/1/28	2,295	2,128,613
T-Mobile USA, Inc., 6.375%, 3/1/25	1,225	1,266,344
T-Mobile USA, Inc., 6.50%, 1/15/26	6,587	6,965,752
Wind Tre SpA, 5.00%, 1/20/26(1)	2,210	1,891,981

Security	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Zayo Group, LLC/Zayo Capital, Inc., 6.00%, 4/1/23	1,980	$2,029,500
Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25	2,655	2,724,694
		$100,632,753

Transportation Ex Air / Rail — 0.3%
XPO Logistics, Inc., 6.125%, 9/1/23(1)	1,310	$1,346,615
XPO Logistics, Inc., 6.50%, 6/15/22(1)	3,203	3,295,086
		$4,641,701

Utilities — 2.9%
AES Corp. (The), 4.00%, 3/15/21	2,305	$2,287,713
AES Corp. (The), 5.50%, 4/15/25	263	264,973
AES Corp. (The), 6.00%, 5/15/26	5,725	5,882,437
Calpine Corp., 5.25%, 6/1/26(1)	2,210	2,038,725
Calpine Corp., 5.50%, 2/1/24	620	564,975
Calpine Corp., 5.75%, 1/15/25	6,248	5,606,330
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	1,485	1,416,319
NRG Energy, Inc., 7.25%, 5/15/26	5,095	5,438,912
Resideo Funding, Inc., 6.125%, 11/1/26(1)	1,293	1,302,995
TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	1,410	1,339,500
TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)	2,125	1,907,188
TerraForm Power Operating, LLC, 6.625%, 6/15/25(1)	3,995	4,179,769
Vistra Energy Corp., 7.625%, 11/1/24	2,185	2,321,562
Vistra Energy Corp., 8.034%, 2/2/24	615	648,825
Vistra Energy Corp., 8.125%, 1/30/26(1)	3,735	4,052,475
		$39,252,698

Total Corporate Bonds & Notes (identified cost $1,197,106,940)		$1,180,531,604

Senior Floating-Rate Loans — 6.9%(7)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace — 0.1%
TransDigm, Inc., Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing 5/30/25	$1,591	$1,584,939
		$1,584,939

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.4%
Navistar International Corp., Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing 11/6/24	$5,876	$5,890,289
		$5,890,289

Capital Goods — 0.2%
Cortes NP Acquisition Corporation, Term Loan, 6.31%, (3 mo. USD LIBOR + 4.00%), Maturing 11/30/23	$2,106	$2,084,974
		$2,084,974

Chemicals — 0.1%
Starfruit Finco B.V., Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing 10/1/25	$2,070	$2,069,029
		$2,069,029

Consumer Products — 0.3%
HLF Financing S.a.r.l., Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing 8/18/25	$3,770	$3,788,850
		$3,788,850

Containers — 0.1%
BWAY Holding Co., Term Loan, Maturing 4/3/24(8)	$1,942	$1,933,006
		$1,933,006

Energy — 0.1%
Drillship Hydra Owners, Inc., Term Loan, 8.00%, Maturing 9/20/24(9)	$681	$716,285
		$716,285

Gaming — 0.1%
Lago Resort & Casino, LLC, Term Loan, 11.89%, (3 mo. USD LIBOR + 9.50%), Maturing 3/7/22	$1,035	$1,016,445
		$1,016,445

Health Care — 0.5%
Envision Healthcare Corp., Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing 10/10/25	$3,210	$3,150,034
Press Ganey Holdings, Inc., Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing 10/23/23	1,837	1,841,182
Press Ganey Holdings, Inc., Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing 10/21/24	1,753	1,770,346
		$6,761,562

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Insurance — 0.1%
Hub International Ltd., Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing 4/25/25	$1,207	$1,205,682
		$1,205,682

Leisure — 0.2%
Peninsula Pacific Entertainment, LLC, Term Loan, Maturing 10/19/24(8)	$2,057	$2,051,857
Peninsula Pacific Entertainment, LLC, Term Loan, Maturing 10/19/24(8)	229	228,428
		$2,280,285

Metals / Mining — 0.5%
GrafTech Finance, Inc., Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing 2/12/25	$6,947	$6,990,482
		$6,990,482

Publishing / Printing — 0.1%
McGraw-Hill Global Education Holdings, LLC, Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing 5/4/22	$1,975	$1,894,368
		$1,894,368

Services — 0.5%
Applied Systems, Inc., Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing 9/19/24	$4,835	$4,851,636
Direct ChassisLink, Inc., Term Loan - Second Lien, 8.53%, (3 mo. USD LIBOR + 6.00%), Maturing 6/15/23	2,145	2,163,769
		$7,015,405

Steel — 0.2%
Big River Steel, LLC, Term Loan, 7.39%, (3 mo. USD LIBOR + 5.00%), Maturing 8/23/23	$2,683	$2,719,790
		$2,719,790

Technology — 2.2%
EIG Investors Corp., Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing 2/9/23	$8,554	$8,594,506
Infor (US), Inc., Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing 2/1/22	5,475	5,463,021
Riverbed Technology, Inc., Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing 4/24/22	825	822,162
Solera, LLC, Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing 3/3/23	3,468	3,469,305

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Technology (continued)
SS&C Technologies, Inc., Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	$2,191	$2,182,998
SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing 4/16/25	848	844,717
VeriFone Systems, Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing 8/20/25	3,865	3,872,730
Veritas Bermuda, Ltd., Term Loan, 6.82%, (USD LIBOR + 4.50%), Maturing 1/27/23(10)	4,601	4,401,717
		$29,651,156

Telecommunications — 1.2%
Asurion, LLC, Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	$15,010	$15,432,156
Intelsat Jackson Holdings SA, Term Loan, 6.63%, Maturing 1/2/24(9)	1,640	1,686,740
		$17,118,896

Total Senior Floating-Rate Loans (identified cost $94,452,727)		$94,721,443

Convertible Bonds — 0.9%
Security	Principal Amount (000’s omitted)	Value

Gaming — 0.2%
Caesars Entertainment Corp., 5.00%, 10/1/24	$1,413	$2,020,929
		$2,020,929

Utilities — 0.7%
NextEra Energy Partners, L.P., 1.50%, 9/15/20(1)	$3,105	$3,114,315
Pattern Energy Group, Inc., 4.00%, 7/15/20	6,755	6,694,651
		$9,808,966

Total Convertible Bonds (identified cost $12,344,395)		$11,829,895

Common Stocks — 1.7%
Security	Shares	Value

Consumer Products — 0.1%
HF Holdings, Inc.(11)(12)(13)	13,600	$33,592
Spectrum Brands Holdings, Inc.	25,000	1,623,750
		$1,657,342

Security	Shares	Value

Energy — 0.4%
Ascent CNR Corp., Class A(11)(12)(13)	6,273,462	$2,007,508
Holly Energy Partners, L.P.	39,912	1,162,237
Nine Point Energy Holdings, Inc.(11)(12)(13)	31,737	35,228
Seven Generations Energy, Ltd., Class A(13)	165,561	1,774,519
		$4,979,492

Gaming — 0.2%
Caesars Entertainment Corp.(13)	237,567	$2,040,701
Melco Resorts & Entertainment, Ltd. ADR	75,000	1,247,250
New Cotai Participation Corp., Class B(11)(12)(13)	7	10,416
		$3,298,367

Health Care — 0.4%
Bausch Health Cos., Inc.(13)	90,000	$2,059,200
Centene Corp.(13)	20,000	2,606,400
Surgery Partners, Inc.(13)	120,000	1,630,800
		$6,296,400

Metals / Mining — 0.2%
Constellium N.V., Class A(13)	275,000	$2,491,500
		$2,491,500

Technology — 0.4%
Avaya Holdings Corp.(13)	54	$887
CommScope Holding Co., Inc.(13)	135,000	3,248,100
Worldpay, Inc., Class A(13)	24,000	2,204,160
		$5,453,147

Total Common Stocks (identified cost $30,069,265)		$24,176,248

Convertible Preferred Stocks — 0.1%
Security	Shares	Value

Energy — 0.1%
Nine Point Energy Holdings, Inc., Series A, 12.00%(5)(11)(12)(13)	591	$867,570

Total Convertible Preferred Stocks (identified cost $591,000)		$867,570

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Miscellaneous — 1.3%
Security	Principal Amount/ Shares	Value

Cable / Satellite TV — 0.0%
ACC Claims Holdings, LLC(11)(13)	8,415,190	$0
		$0

Gaming — 1.3%
PGP Investors, LLC, Membership Interests(11)(12)(13)	30,326	$18,286,283
		$18,286,283

Technology — 0.0%
Avaya, Inc., Escrow Certificates(11)(13)	$695,000	$0
		$0

Total Miscellaneous (identified cost $11,105,197)		$18,286,283

Short-Term Investments — 1.3%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(14)	18,253,567	$18,251,742

Total Short-Term Investments (identified cost $18,253,567)		$18,251,742

Total Investments — 98.2% (identified cost $1,363,923,091)		$1,348,664,785

Other Assets, Less Liabilities — 1.8%		$24,437,376

Net Assets — 100.0%		$1,373,102,161

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $726,986,862 or 52.9% of the Portfolio’s net assets.

(2)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $8,660,648 or 0.6% of the Portfolio’s net assets.

(5)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(6)	When-issued security.

(7)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(8)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(9)	Fixed-rate loan.

(10)

The stated interest rate represents the weighted average interest rate at October 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(11)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(12)	Restricted security (see Note 5).

(13)	Non-income producing security.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	2,595,726	USD	2,962,395	State Street Bank and Trust Company	1/31/19	$2,175	$—
GBP	295,934	USD	379,176	State Street Bank and Trust Company	1/31/19	894	—
USD	1,722,151	CAD	2,255,742	State Street Bank and Trust Company	1/31/19	5,468	—
USD	31,988,491	EUR	27,869,394	State Street Bank and Trust Company	1/31/19	158,949	—
USD	6,694,930	GBP	5,199,381	State Street Bank and Trust Company	1/31/19	17,325	—

						$184,811	$—

Abbreviations:

ADR	–	American Depositary Receipt
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

30	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $1,345,669,524)	$1,330,413,043
Affiliated investment, at value (identified cost, $18,253,567)	18,251,742
Cash	993,077
Foreign currency, at value (identified cost, $1,151,617)	1,151,211
Interest and dividends receivable	21,565,985
Dividends receivable from affiliated investment	64,197
Receivable for investments sold	20,594,881
Receivable for open forward foreign currency exchange contracts	184,811
Total assets	$1,393,218,947

Liabilities
Payable for investments purchased	$13,289,265
Payable for when-issued securities	6,018,667
Payable to affiliates:
Investment adviser fee	542,143
Trustees’ fees	5,520
Accrued expenses	261,191
Total liabilities	$20,116,786
Commitments (see Note 10)
Net Assets applicable to investors’ interest in Portfolio	$1,373,102,161

31	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income (net of foreign taxes, $1,669)	$95,786,728
Dividends	484,455
Dividends from affiliated investment	664,747
Total investment income	$96,935,930

Expenses
Investment adviser fee	$7,061,260
Trustees’ fees and expenses	66,582
Custodian fee	366,448
Legal and accounting services	121,048
Miscellaneous	55,235
Total expenses	$7,670,573

Net investment income	$89,265,357

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$4,733,876
Investment transactions — affiliated investment	(4,196)
Foreign currency transactions	25,487
Forward foreign currency exchange contracts	1,575,756
Net realized gain	$6,330,923
Change in unrealized appreciation (depreciation) —
Investments	$(86,047,768)
Investments — affiliated investment	(1,825)
Foreign currency	(16,494)
Forward foreign currency exchange contracts	237,801
Net change in unrealized appreciation (depreciation)	$(85,828,286)

Net realized and unrealized loss	$(79,497,363)

Net increase in net assets from operations	$9,767,994

32	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$89,265,357	$101,965,602
Net realized gain	6,330,923	13,599,745
Net change in unrealized appreciation (depreciation)	(85,828,286)	25,160,569
Net increase in net assets from operations	$9,767,994	$140,725,916
Capital transactions —
Contributions	$81,525,050	$290,418,740
Withdrawals	(483,089,422)	(542,882,303)
Net decrease in net assets from capital transactions	$(401,564,372)	$(252,463,563)

Net decrease in net assets	$(391,796,378)	$(111,737,647)

Net Assets
At beginning of year	$1,764,898,539	$1,876,636,186
At end of year	$1,373,102,161	$1,764,898,539

33	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.48%	0.48%	0.48%	0.52%	0.52%
Net investment income	5.61%	5.61%	5.61%	5.58%	5.72%
Portfolio Turnover	39%	42%	39%	38%	44%

Total Return	0.59%	8.13%	7.74%	0.82%	6.88%

Net assets, end of year (000’s omitted)	$1,373,102	$1,764,899	$1,876,636	$1,288,137	$1,039,764

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

34	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 73.0%, 22.5%, 4.2% and 0.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

35

High Income Opportunities Portfolio

October 31, 2018

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

I  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

36

High Income Opportunities Portfolio

October 31, 2018

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion, 0.25% from $1 billion up to $1.5 billion, 0.225% from $1.5 billion up to $2 billion and at reduced rates on daily net assets of $2 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, 2.50% when daily net assets are $1 billion but less than $1.5 billion, 2.25% when daily net assets are $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $7,061,260 or 0.44% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $601,374,008 and $885,807,104, respectively, for the year ended October 31, 2018.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,358,567,441

Gross unrealized appreciation	$24,809,101
Gross unrealized depreciation	(34,711,757)

Net unrealized depreciation	$(9,902,656)

5  Restricted Securities

At October 31, 2018, the Portfolio owned the following securities (representing 1.5% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Ascent CNR Corp., Class A	4/25/16, 11/16/16	6,273,462	$0	$2,007,508
HF Holdings, Inc.	10/27/09	13,600	730,450	33,592
New Cotai Participation Corp., Class B	4/12/13	7	216,125	10,416
Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	31,737	1,460,655	35,228

Total Common Stocks			$2,407,230	$2,086,744

Convertible Preferred Stocks
Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	591	$591,000	$867,570

Total Convertible Preferred Stocks			$591,000	$867,570

37

High Income Opportunities Portfolio

October 31, 2018

Notes to Financial Statements — continued

Description	Date of Acquisition	Shares	Cost	Value

Miscellaneous
PGP Investors, LLC, Membership Interests	10/23/12, 2/18/15, 4/23/18	30,326	$11,105,197	$18,286,283

Total Miscellaneous			$11,105,197	$18,286,283

Total Restricted Securities			$14,103,427	$21,240,597

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2018, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

38

High Income Opportunities Portfolio

October 31, 2018

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$184,811	(1)	$—

Total Derivatives subject to master netting or similar agreements	$184,811		$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$184,811	$—	$(184,811)	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$1,575,756	$237,801

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2018, which is indicative of the volume of this derivative type, was approximately $36,329,000.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

8  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

39

High Income Opportunities Portfolio

October 31, 2018

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$1,180,531,604	$—	$1,180,531,604
Senior Floating-Rate Loans	—	94,721,443	—	94,721,443
Convertible Bonds	—	11,829,895	—	11,829,895
Common Stocks	22,089,504	—	2,086,744	24,176,248
Convertible Preferred Stocks	—	—	867,570	867,570
Miscellaneous	—	—	18,286,283	18,286,283
Short-Term Investments	—	18,251,742	—	18,251,742

Total Investments	$22,089,504	$1,305,334,684	$21,240,597	$1,348,664,785

Forward Foreign Currency Exchange Contracts	$—	$184,811	$—	$184,811

Total	$22,089,504	$1,305,519,495	$21,240,597	$1,348,849,596

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

10  Commitments

As of October 31, 2018, the Portfolio had a bridge loan commitment to provide temporary financing to a borrower for $5,000,000. At October 31, 2018, the Portfolio maintained sufficient liquid assets to cover its bridge loan commitment.

40

High Income Opportunities Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

41

Eaton Vance High Income Opportunities Fund

High Income Opportunities Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance High Income Opportunities Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	205,262,993	1,028,849
Keith Quinton	205,267,654	1,024,188
Marcus L. Smith	205,147,567	1,144,275
Susan J. Sutherland	205,296,235	995,607
Scott E. Wennerholm	205,270,897	1,020,945

Results	are rounded to the nearest whole number.

Each nominee was also elected a Trustee of High Income Opportunities Portfolio.

High Income Opportunities Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Mark R. Fetting	99%	1%
Keith Quinton	99%	1%
Marcus L. Smith	99%	1%
Susan J. Sutherland	99%	1%
Scott E. Wennerholm	99%	1%

Results	are rounded to the nearest whole number.

42

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

43

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

44

Eaton Vance

High Income Opportunities Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

45

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

46

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446    10.31.18

Eaton Vance

Multi-Asset Credit Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Multi-Asset Credit Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	31

Federal Tax Information	32

Special Meeting of Shareholders	33

Management and Organization	34

Important Notices	37

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Just over a month after the period opened on November 1, 2017, the Federal Reserve Board (the Fed) announced its third rate hike for 2017, which was later followed by additional rate hikes in March, June and September 2018. A massive U.S. tax cut passed in December 2017 put additional upward pressure on interest rates, as it forced the government to increase borrowing to finance the tax relief.

Global central bank policy, trade tensions between the U.S. and its trading partners, and ongoing uncertainty with the Italian economy and Brexit were catalysts for episodic spikes in fixed-income volatility. Given the low duration7 (low sensitivity to interest rate changes) of floating-rate loans, they were a sea of relative tranquility compared with other asset classes. As a result, floating-rate loans generally outperformed U.S. government, investment grade corporate and high-yield corporate bonds for the one-year period.

The S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returned 4.54% for the period, while the ICE BofAML Developed Markets High Yield ex-Subordinated Financial Index — Hedged USD, a broad measure of developed market high-yield performance, returned 1.01%. Loan performance for the period was composed entirely of coupon generation, with loan prices virtually unchanged. In the high-yield market during the period, the decline in average bond prices caused by rising interest rates and widening credit spreads was a little more than offset by income generated from coupon payments.

Most other fixed-income asset classes, however, including investment grade corporate bonds, mortgage-backed securities and emerging market debt, experienced losses for the one-year period. For the 12 months ended October 31, 2018, the Bloomberg Barclays U.S. Aggregate Bond Index returned –2.05%, the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified returned –4.39%, and the Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index returned –1.52%.

The backdrop for emerging market debt deteriorated during the period, as global liquidity tightened, the eurozone economy lost momentum and China’s already-slowing economy began to feel the effects of U.S. trade tariffs. Developments in a handful of larger emerging-market countries exacerbated these broad headwinds, including U.S. sanctions against Russia, a currency crisis in Argentina and escalating political tensions between Turkey and the U.S. A rally in oil prices was an additional challenge for oil-importing countries like China and India, and a strong dollar put pressure on emerging market debt as well as equities.

Fund Performance

For the 12-month period ended October 31, 2018, Eaton Vance Multi-Asset Credit Fund (the Fund) returned 0.89% for Class A shares at net asset value (NAV), underperforming the 4.54% return of its primary benchmark, the Index, for the same period.

Formerly Eaton Vance Multi-Strategy All Market Fund, the Fund changed its name, investment strategy, and primary benchmark on September 15, 2018. The Fund now seeks total return by investing at least 80% of its net assets in credit-related investments. The following management discussion describes Fund performance before and after these changes.

For the period from November 1, 2017 through September 14, 2018, the Fund returned 1.56% for Class A shares at NAV, outperforming the Fund’s former primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Former Index), which returned –1.18% for the same period.

During a period when U.S. equities generally outperformed global equities and fixed-income asset classes, the Fund’s allocations to U.S. equity strategies were the largest contributors to performance versus the Former Index. In particular, positions in iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF and Vanguard Value ETF favorably impacted relative results. Holdings in Eaton Vance Hexavest Global Equity Fund and Eaton Vance Floating Rate Portfolio also made contributions to results versus the Former Index.

In contrast, positions in gold and several international strategies hurt performance versus the Former Index. Detractors from relative results included the Fund’s holdings in iShares Gold Trust, Parametric Emerging Markets Fund, iShares MSCI Eurozone ETF and WisdomTree Japan Hedged Equity Fund.

For the period from September 15, 2018 through October 31, 2018, the Fund returned –0.65% for Class A shares at NAV, underperforming the Index, which returned 0.38% during the same period. The Fund’s allocation to high-yield bonds, which are not represented in the Index, was the largest detractor from performance versus the Index, as high-yield bonds underperformed floating-rate loans during the period. The Fund’s allocations to investment-grade corporate bonds, securitized loans, and emerging market sovereign debt — asset classes not included in the Index — hurt performance relative to the Index.

In contrast, security selection within the Fund’s floating-rate loan allocation helped performance versus the Index during the period.

As of October 31, 2018, the Fund’s portfolio consisted of 34% in leveraged loans, 32% in high-yield bonds, 19% in securitized credit, 6% in emerging market sovereign debt, 3% in investment-grade corporate bonds, and 6% in cash.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Performance2,3

Portfolio Managers Justin H. Bourgette, CFA and John Redding of Eaton Vance Management; Jeffrey D. Mueller of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/31/2011	10/31/2011	0.89%	3.93%	3.79%
Class A with 4.75% Maximum Sales Charge	—	—	–3.90	2.93	3.07
Class C at NAV	10/31/2011	10/31/2011	0.63	3.26	3.08
Class C with 1% Maximum Sales Charge	—	—	–0.36	3.26	3.08
Class I at NAV	10/31/2011	10/31/2011	1.72	4.30	4.13
S&P/LSTA Leveraged Loan Index	—	—	4.54%	3.97%	4.81%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	–2.05	1.83	1.89
MSCI ACWI Index	—	—	–0.52	6.14	8.78
Blended Benchmark	—	—	2.76	4.45	5.78

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			2.12%	2.87%	1.87%
Net			1.00	1.75	0.75

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2011	$12,369	N.A.
Class I	$250,000	10/31/2011	$331,925	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Fund Profile

Asset Allocation (% of net assets)

Credit Quality (% of investments)5,6

*	Net of unfunded loan commitments.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index measures agency mortgage-backed pass-through securities issued by GNMA, FNMA, and FHLMC. MSCI ACWI Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofAML Developed Markets High Yield ex-Subordinated Financial Index — Hedged USD is an unmanaged index of global developed market below investment grade corporate bonds, USD hedged. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Effective September 15, 2018, the Blended Index consists of 50% S&P/LSTA Leveraged Loan Index and 50% ICE BofAML Developed Markets High Yield ex-Subordinated Financial Index — Hedged USD, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective September 15, 2018, the name of Eaton Vance Multi-Asset Credit Fund was changed from Eaton Vance Multi-Strategy All Market Fund. In addition, the Fund changed its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in credit-related investments. Prior to September 15, 2018, the Fund was a “fund-of-funds” and invested primarily in other investment companies managed by Eaton Vance and its affiliates that invested in various asset classes. The Fund also changed its primary benchmark to the S&P/ LSTA Leveraged Loan Index to reflect the Fund’s revised investment strategy. Effective December 11, 2018, Jeffrey D. Mueller joined Justin H. Bourgette and John Redding as portfolio managers of the Fund.

5

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$999.70	$5.90	**	1.17%
Class C	$1,000.00	$1,001.80	$9.44	**	1.87%
Class I	$1,000.00	$1,006.50	$4.20	**	0.83%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.95	**	1.17%
Class C	$1,000.00	$1,015.80	$9.50	**	1.87%
Class I	$1,000.00	$1,021.00	$4.23	**	0.83%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Portfolio of Investments

Collateralized Mortgage Obligations — 5.7%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2017-DNA1, Class B1, 7.231%, (1 mo. USD LIBOR + 4.95%), 7/25/29(1)	$50	$57,974
Series 2017-DNA2, Class M2, 5.731%, (1 mo. USD LIBOR + 3.45%), 10/25/29(1)	400	438,316
Series 2017-DNA3, Class M2, 4.781%, (1 mo. USD LIBOR + 2.50%), 3/25/30(1)	150	155,773
Federal National Mortgage Association Connecticut Avenue Securities
Series 2016-C04, Class 1M2, 6.531%, (1 mo. USD LIBOR + 4.25%), 1/25/29(1)	200	224,971
Series 2017-C03, Class 1M2, 5.281%, (1 mo. USD LIBOR + 3.00%), 10/25/29(1)	200	214,015

Total Collateralized Mortgage Obligations (identified cost $1,027,624)		$1,091,049

Commercial Mortgage-Backed Securities — 4.2%
Security	Principal Amount (000’s omitted)	Value
Citigroup Commercial Mortgage Trust
Series 2017-MDRB, Class C, 4.78%, (1 mo. USD LIBOR + 2.50%), 7/15/30(1)(2)	$100	$99,954
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.663%, 4/15/47(2)(3)	150	134,006
Series 2014-C23, Class D, 3.951%, 9/15/47(2)(3)	100	88,990
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D, 5.406%, 8/15/46(2)(3)	150	149,279
Series 2014-DSTY, Class B, 3.771%, 6/10/27(2)	150	148,599
Natixis Commercial Mortgage Securities Trust
Series 2018-FL1, Class C, 4.358%, (1 mo. USD LIBOR + 2.20%), 6/15/35(1)(2)	100	99,975
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class C, 4.542%, 9/15/58(3)	100	98,219

Total Commercial Mortgage-Backed Securities (identified cost $835,083)		$819,022

Asset-Backed Securities — 9.2%
Security		Principal Amount (000’s omitted)	Value
Adams Outdoor Advertising L.P.
Series 2018-1, Class A, 4.81%, 11/15/48(2)(4)		$100	$100,938
Avis Budget Rental Car Funding, LLC
Series 2013-2A, Class B, 3.66%, 2/20/20(2)		100	100,047
Coinstar Funding, LLC
Series 2017-1A, Class A2, 5.216%, 4/25/47(2)		64	64,539
Consumer Loan Underlying Bond Credit Trust
Series 2017-P1, Class A, 2.42%, 9/15/23(2)		45	45,119
Foundation Finance Trust
Series 2017-1A, Class A, 3.30%, 7/15/33(2)		67	66,756
Neuberger Berman CLO, Ltd.
Series 2016-22A, Class ER, 8.509%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)		250	249,365
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A, 3.193%, 1/25/23(2)		163	162,228
OneMain Financial Issuance Trust
Series 2015-1A, Class A, 3.19%, 3/18/26(2)		31	30,933
Palmer Square CLO, Ltd.
Series 2013-2A, Class DRR, 8.299%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)		250	251,181
Pnmac Gmsr Issuer Trust
Series 2018-GT2, Class A, 4.931%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)		117	117,982
Regatta XV Funding, Ltd.
Series 2018-4A, Class D, 8.99%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)		250	248,785
Sierra Receivables Funding Co., LLC
Series 2015-1A, Class B, 3.05%, 3/22/32(2)		19	19,064
Taco Bell Funding, LLC
Series 2016-1A, Class A2I, 3.832%, 5/25/46(2)		74	73,934
Voya CLO, Ltd.
Series 2016-3A, Class DR, 8.551%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)		250	248,125

Total Asset-Backed Securities (identified cost $1,772,556)			$1,778,996

Foreign Government Bonds — 6.1%
Security		Principal Amount* (000’s omitted)	Value

Albania — 0.6%
Republic of Albania, 3.50%, 10/9/25(5)	EUR	100	$113,039
Total Albania			$113,039

7	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Argentina — 0.5%
Republic of Argentina, 5.00%, 1/15/27(5)	EUR	100	$87,846
Total Argentina			$87,846

Armenia — 1.1%
Republic of Armenia, 7.15%, 3/26/25(5)		200	$209,722
Total Armenia			$209,722

Egypt — 0.5%
Arab Republic of Egypt, 4.75%, 4/16/26(5)	EUR	100	$106,383
Total Egypt			$106,383

El Salvador — 0.5%
Republic of El Salvador, 7.75%, 1/24/23(5)		100	$101,164
Total El Salvador			$101,164

Honduras — 1.1%
Republic of Honduras, 7.50%, 3/15/24(5)		200	$211,924
Total Honduras			$211,924

Sri Lanka — 0.9%
Republic of Sri Lanka, 5.75%, 4/18/23(5)		200	$180,266
Total Sri Lanka			$180,266

Turkey — 0.9%
Republic of Turkey, 3.25%, 3/23/23		200	$172,000
Total Turkey			$172,000

Total Foreign Government Bonds (identified cost $1,225,237)			$1,182,344

Corporate Bonds & Notes — 35.6%
Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.9%
Bombardier, Inc., 6.00%, 10/15/22(2)		100	$98,625
TransDigm, Inc., 6.50%, 7/15/24		75	76,000
			$174,625

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 3.5%
AT Securities B.V., 5.25% to 7/21/23(5)(6)(7)		250	$232,188
Builders FirstSource, Inc., 5.625%, 9/1/24(2)		49	45,876
Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(2)		200	198,640
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(2)		100	97,250
Standard Industries, Inc., 6.00%, 10/15/25(2)		100	98,750
			$672,704

Business Equipment and Services — 2.9%
CMA CGM SA, 6.50%, 7/15/22(5)	EUR	125	$134,352
EIG Investors Corp., 10.875%, 2/1/24		200	217,000
La Financiere Atalian SA, 5.125%, 5/15/25(5)	EUR	200	209,099
			$560,451

Cable and Satellite Television — 1.7%
Cablevision Systems Corp., 5.875%, 9/15/22		200	$201,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25(5)	EUR	100	119,001
			$320,501

Chemicals and Plastics — 1.1%
OCI N.V., 6.625%, 4/15/23(2)		200	$205,750
			$205,750

Clothing / Textiles — 0.6%
PrestigeBidCo GmbH, 6.25%, 12/15/23(5)	EUR	100	$120,591
			$120,591

Commercial Services — 1.2%
Algeco Global Finance PLC, 6.50%, 2/15/23(5)	EUR	100	$117,522
IPD 3 B.V., 4.50%, 7/15/22(5)	EUR	100	116,092
			$233,614

Containers and Glass Products — 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(2)		50	$50,219
			$50,219

Distribution & Wholesale — 0.7%
Autodis SA, 4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(1)(5)	EUR	120	$137,434
			$137,434

8	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services — 1.0%
Avolon Holdings Funding, Ltd., 5.125%, 10/1/23(2)		200	$196,750
			$196,750

Drugs — 0.5%
Bausch Health Companies, Inc., 9.00%, 12/15/25(2)		100	$104,625
			$104,625

Electronics/Electrical — 2.6%
Dell, Inc., 7.10%, 4/15/28		200	$212,250
Electricite de France SA, 6.00% to 1/29/26(5)(6)(7)	GBP	100	128,117
Energizer Gamma Acquisition B.V., 4.625%, 7/15/26(5)	EUR	100	116,323
Infor (US), Inc., 6.50%, 5/15/22		50	50,125
			$506,815

Entertainment — 0.7%
CPUK Finance, Ltd., 4.875%, 2/28/47(5)	GBP	100	$127,963
			$127,963

Financial Intermediaries — 0.3%
First Data Corp., 5.75%, 1/15/24(2)		50	$50,500
			$50,500

Food Products — 0.6%
Dole Food Co., Inc., 7.25%, 6/15/25(2)		50	$48,250
US Foods, Inc., 5.875%, 6/15/24(2)		75	74,625
			$122,875

Health Care — 2.2%
HCA, Inc., 7.69%, 6/15/25		200	$219,500
Polaris Intermediate Corp., 8.50%, (8.50% cash or 9.25% PIK), 12/1/22(2)(8)		200	205,750
			$425,250

Industrial Equipment — 0.4%
ABG Orphan Holdco S.a.r.l., 14.00%, (5.00% cash, 9.00% PIK), 2/28/21(2)		39	$40,991
Titan Acquisition, Ltd./Titan Co-Borrower, LLC, 7.75%, 4/15/26(2)		50	41,750
			$82,741

Security		Principal Amount* (000’s omitted)	Value

Insurance — 0.6%
Ardonagh Midco 3 PLC, 8.375%, 7/15/23(5)	GBP	100	$120,073
			$120,073

Internet Software & Services — 0.5%
Riverbed Technology, Inc., 8.875%, 3/1/23(2)		100	$92,125
			$92,125

Leisure Goods / Activities / Movies — 1.0%
Viking Cruises, Ltd., 5.875%, 9/15/27(2)		200	$191,000
			$191,000

Lodging and Casinos — 1.5%
Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(2)		50	$52,625
Golden Nugget, Inc., 8.75%, 10/1/25(2)		100	103,000
RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23		135	134,325
			$289,950

Nonferrous Metals / Minerals — 0.2%
Eldorado Gold Corp., 6.125%, 12/15/20(2)		50	$46,750
			$46,750

Oil and Gas — 5.3%
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(2)		21	$20,423
Cheniere Energy Partners, L.P., 5.625%, 10/1/26(2)		50	49,375
CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(2)		75	71,531
Gulfport Energy Corp., 6.625%, 5/1/23		50	50,250
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(2)		50	48,360
Nabors Industries, Inc., 4.625%, 9/15/21		75	72,557
Neptune Energy Bondco PLC, 6.625%, 5/15/25(5)		200	195,250
Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(2)		50	48,563
PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23		50	51,875
PBF Holding Co., LLC/PBF Finance Corp., 7.25%, 6/15/25		75	77,437
Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(2)		75	74,329
Tervita Escrow Corp., 7.625%, 12/1/21(2)		100	102,000
Trinidad Drilling, Ltd., 6.625%, 2/15/25(2)		62	62,310
Whiting Petroleum Corp., 6.625%, 1/15/26		50	50,250
WildHorse Resource Development Corp., 6.875%, 2/1/25		50	50,000
			$1,024,510

9	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Pharmaceuticals — 0.6%
Rossini S.a.r.l., 6.75%, 10/30/25(5)	EUR	100	$115,616
			$115,616

Publishing — 0.8%
Laureate Education, Inc., 8.25%, 5/1/25(2)		150	$161,625
			$161,625

Road & Rail — 0.5%
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(2)		100	$101,750
			$101,750

Software and Services — 0.3%
Camelot Finance SA, 7.875%, 10/15/24(2)		66	$65,505
			$65,505

Steel — 0.3%
Allegheny Ludlum, LLC, 6.95%, 12/15/25		50	$50,302
			$50,302

Surface Transport — 0.6%
Anglian Water Osprey Financing PLC, 4.00%, 3/8/26(5)	GBP	100	$118,968
			$118,968

Telecommunications — 2.2%
DKT Finance ApS, 7.00%, 6/17/23(5)	EUR	185	$225,312
Sprint Capital Corp., 6.875%, 11/15/28		50	49,250
Sprint Communications, Inc., 6.00%, 11/15/22		50	50,594
Sprint Corp., 7.875%, 9/15/23		100	107,000
			$432,156

Total Corporate Bonds & Notes (identified cost $7,055,916)			$6,903,738

Senior Floating-Rate Loans — 34.7%(9)
Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Automotive — 1.3%
Dayco Products, LLC, Term Loan, 6.56%, (3 month USD LIBOR + 4.25%), Maturing 5/19/23		99	$99,802
Garrett LX III S.a.r.l., Term Loan, Maturing 9/30/25(10)		75	84,560

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Automotive (continued)
Tower Automotive Holdings USA, LLC, Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing 3/7/24		75	$74,810
			$259,172

Building and Development — 2.1%
DTZ U.S. Borrower, LLC, Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing 8/21/25		100	$100,116
Quikrete Holdings, Inc., Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing 11/15/23		100	99,777
Werner FinCo L.P., Term Loan, 6.26%, (1 mo. USD LIBOR + 4.00%), Maturing 7/24/24		100	99,000
WireCo WorldGroup, Inc., Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing 9/30/23		100	100,680
			$399,573

Business Equipment and Services — 2.4%
Camelot UK Holdco Limited, Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing 10/3/23		98	$97,787
First Data Corporation, Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing 4/26/24		75	74,918
IG Investment Holdings, LLC, Term Loan, 5.84%, (3 mo. USD LIBOR + 3.50%), Maturing 5/23/25		100	100,373
Kronos Incorporated, Term Loan, 5.34%, (3 mo. USD LIBOR + 3.00%), Maturing 11/1/23		100	100,025
Spin Holdco, Inc., Term Loan, 5.69%, (3 mo. USD LIBOR + 3.25%), Maturing 11/14/22		100	99,947
			$473,050

Cable and Satellite Television — 1.1%
Numericable Group S.A., Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing 7/31/25		100	$97,128
Telenet International Finance S.a.r.l., Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing 12/15/27	EUR	100	113,046
			$210,174

Chemicals and Plastics — 4.2%
Axalta Coating Systems US Holdings, Inc., Term Loan, 4.14%, (1 mo. USD LIBOR + 1.75%), Maturing 6/1/24		150	$149,447
H.B. Fuller Company, Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing 10/20/24		100	99,812
Kraton Polymers, LLC, Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing 3/5/25		93	92,748
MacDermid, Inc., Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing 6/7/23		100	100,000

10	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Chemicals and Plastics (continued)
Messer Industries, LLC, Term Loan, Maturing 10/1/25(10)		75	$85,493
Schenectady International Group, Inc., Term Loan, 7.19%, (3 mo. USD LIBOR + 4.75%), Maturing 10/15/25		100	99,688
Starfruit Finco B.V., Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing 10/1/25	EUR	75	85,772
Univar, Inc., Term Loan, 4.55%, (1 mo. USD LIBOR + 2.30%), Maturing 7/1/24		100	100,073
			$813,033

Drugs — 3.1%
Bausch Health Companies, Inc., Term Loan, 5.27%, (1 mo. USD LIBOR + 3.00%), Maturing 6/2/25		99	$98,974
Endo Luxembourg Finance Company I S.a.r.l., Term Loan, 6.563%, (1 mo. USD LIBOR + 4.25%), Maturing 4/29/24		100	100,204
Horizon Pharma, Inc., Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing 3/29/24		100	100,375
Jaguar Holding Company II, Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing 8/18/22		199	199,126
PharMerica Corporation, Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing 12/6/24		100	100,248
			$598,927

Ecological Services and Equipment — 0.3%
GFL Environmental, Inc., Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing 5/30/25		44	$43,823
GFL Environmental, Inc., Term Loan, 7.00%, (3 mo. USD Prime + 1.75%), Maturing 5/30/25		6	5,458
			$49,281

Electronics / Electrical — 3.0%
Avast Software B.V., Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing 9/30/23		99	$99,228
Cypress Semiconductor Corporation, Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing 7/5/21		95	94,760
Go Daddy Operating Company, LLC, Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing 2/15/24		199	199,946
MACOM Technology Solutions Holdings, Inc., Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing 5/17/24		100	96,755
Uber Technologies, Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing 7/13/23		100	99,964
			$590,653

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Products — 1.0%
JBS USA Lux S.A., Term Loan, 4.84%, (3 mo. USD LIBOR + 2.50%), Maturing 10/30/22	199	$199,727
		$199,727

Food / Drug Retailers — 1.0%
Albertsons, LLC, Term Loan, 5.38%, (3 mo. USD LIBOR + 3.00%), Maturing 12/21/22	199	$199,232
		$199,232

Health Care — 3.6%
ADMI Corp., Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing 4/30/25	100	$100,140
Avantor, Inc., Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing 11/21/24	100	100,544
CHG Healthcare Services, Inc., Term Loan, Maturing 6/7/23(10)	100	100,456
CPI Holdco, LLC, Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing 3/21/24	100	100,370
KUEHG Corp., Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing 2/21/25	100	100,382
Ortho-Clinical Diagnostics S.A., Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing 6/30/25	99	98,783
U.S. Anesthesia Partners, Inc., Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing 6/23/24	100	100,059
		$700,734

Home Furnishings — 0.5%
Bright Bidco B.V., Term Loan, 5.86%, (3 mo. USD LIBOR + 3.50%), Maturing 6/30/24	100	$97,941
		$97,941

Industrial Equipment — 2.3%
Apex Tool Group, LLC, Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing 2/1/22	99	$98,225
DexKo Global, Inc., Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing 7/24/24	100	100,144
EWT Holdings III Corp., Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing 12/20/24	150	149,435
Gates Global, LLC, Term Loan, 5.05%, (1 mo. USD LIBOR + 3.00%), Maturing 4/1/24	100	100,033
		$447,837

11	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance — 2.5%
Asurion, LLC, Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing 8/4/22	175	$175,036
Asurion, LLC, Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	200	205,625
USI, Inc., Term Loan, 5.38%, (3 mo. USD LIBOR + 3.00%), Maturing 5/16/24	100	99,299
		$479,960

Leisure Goods / Activities / Movies — 1.0%
Delta 2 (LUX) S.a.r.l., Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing 2/1/24	100	$99,075
Lindblad Expeditions, Inc., Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing 3/21/25	20	20,162
Lindblad Expeditions, Inc., Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing 3/21/25	80	80,648
		$199,885

Lodging and Casinos — 1.3%
CityCenter Holdings, LLC, Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing 4/18/24	150	$149,504
Four Seasons Hotels Limited, Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing 11/30/23	100	99,840
		$249,344

Oil and Gas — 0.9%
MEG Energy Corp., Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing 12/31/23	74	$74,262
PSC Industrial Holdings Corp., Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing 10/3/24	100	99,998
		$174,260

Publishing — 0.5%
Harland Clarke Holdings Corp., Term Loan, 7.14%, (3 mo. USD LIBOR + 4.75%), Maturing 11/3/23	99	$92,627
		$92,627

Retailers (Except Food and Drug) — 0.8%
Harbor Freight Tools USA, Inc., Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing 8/18/23	50	$49,308
Hoya Midco, LLC, Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing 6/30/24	100	99,436
		$148,744

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel — 0.5%
Zekelman Industries, Inc., Term Loan, 4.62%, (3 mo. USD LIBOR + 2.25%), Maturing 6/14/21	100	$99,731
		$99,731

Telecommunications — 0.5%
CenturyLink, Inc., Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing 1/31/25	100	$98,726
		$98,726

Utilities — 0.8%
Calpine Corporation, Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing 1/15/24	150	$149,292
		$149,292

Total Senior Floating-Rate Loans (identified cost $6,760,904)		$6,731,903

Short-Term Investments — 6.0%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(11)	1,169,480	$1,169,362

Total Short-Term Investments (identified cost $1,169,416)		$1,169,362

Total Investments — 101.5% (identified cost $19,846,736)		$19,676,414

Other Assets, Less Liabilities — (1.5)%		$(296,889)

Net Assets — 100.0%		$19,379,525

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $5,349,421 or 27.6% of the Fund’s net assets.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2018.

(4)	When-issued security.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the

12	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Portfolio of Investments — continued

United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $3,344,245 or 17.3% of the Fund’s net assets.

(6)	Security converts to floating rate after the indicated fixed-rate coupon period.

(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(8)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(9)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(10)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	111,967	EUR	96,632	Citibank, N.A.	11/15/18	$2,408	$—
USD	115,133	EUR	100,226	Citibank, N.A.	11/19/18	1,464	—
USD	86,594	EUR	75,000	State Street Bank and Trust Company	12/6/18	1,413	—
USD	115,441	EUR	100,000	State Street Bank and Trust Company	12/6/18	1,866	—
USD	1,453,705	EUR	1,266,514	State Street Bank and Trust Company	1/31/19	7,223	—
USD	512,925	GBP	398,345	State Street Bank and Trust Company	1/31/19	1,327	—

						$15,701	$—

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

13	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $18,677,320)	$18,507,052
Affiliated investment, at value (identified cost, 1,169,416)	1,169,362
Cash	162,340
Interest receivable	152,252
Dividends receivable from affiliated investment	3,680
Receivable for Fund shares sold	4,846
Receivable for open forward foreign currency exchange contracts	15,701
Receivable from affiliate	15,167
Total assets	$20,030,400

Liabilities
Payable for investments purchased	$269,368
Payable for when-issued securities	99,997
Due to custodian	81,963
Due to custodian — foreign currency, at value (identified cost, $98,507)	98,215
Payable to affiliates:
Investment adviser and administration fee	10,220
Distribution and service fees	833
Trustees’ fees	42
Accrued expenses	90,237
Total liabilities	$650,875
Net Assets	$19,379,525

Sources of Net Assets
Paid-in capital	$22,797,821
Accumulated loss	(3,418,296)
Total	$19,379,525

Class A Shares
Net Assets	$1,031,910
Shares Outstanding	97,158
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.62
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.15

Class C Shares
Net Assets	$693,245
Shares Outstanding	65,275
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.62

Class I Shares
Net Assets	$17,654,370
Shares Outstanding	1,657,806
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.65

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

14	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividend income (including $252,545 from Affiliated Investment Funds)	$315,128
Dividends from affiliated investment	85,289
Interest income (net of foreign taxes, $143)	325,149
Dividends allocated from affiliated Portfolios (net of foreign taxes, $402)	9,203
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $2,648)	275,765
Expenses, excluding interest expense, allocated from affiliated Portfolios	(36,728)
Interest expense allocated from affiliated Portfolios	(881)
Total investment income	$972,925

Expenses
Investment adviser and administration fee	$79,734
Distribution and service fees
Class A	39,802
Class C	10,795
Trustees’ fees and expenses	500
Custodian fee	66,558
Transfer and dividend disbursing agent fees	6,137
Legal and accounting services	60,818
Printing and postage	14,654
Registration fees	51,857
Miscellaneous	22,801
Total expenses	$353,656
Deduct —
Allocation of expenses to affiliate	$84,849
Total expense reductions	$84,849

Net expenses	$268,807

Net investment income	$704,118

15	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Statement of Operations — continued

Realized and Unrealized Gain (Loss)	Year Ended October 31, 2018
Net realized gain (loss) —
Investment transactions — Affiliated Investment Funds	$1,795,224
Investment transactions — affiliated Portfolios	(858,802)
Investment transactions — unaffiliated investments	629,667
Investment transactions — affiliated investment	8
Futures contracts	(30,293)
Swap contracts	(43,819)
Foreign currency transactions	7,947
Forward foreign currency exchange contracts	21,078
Capital gains distributions received from Affiliated Investment Funds	347,480
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $367)	11,569
Written options	2,093
Securities sold short	(4)
Futures contracts	(26,156)
Swap contracts	(29,081)
Forward volatility agreements	(778)
Foreign currency transactions	3,779
Forward foreign currency exchange contracts	340
Net realized gain	$1,830,252
Change in unrealized appreciation (depreciation) —
Investments — Affiliated Investment Funds	$(2,254,427)
Investments — affiliated Portfolios	858,802
Investments — affiliated investment	83
Investments — unaffiliated investments	(613,821)
Futures contracts	95,161
Swap contracts	(12,161)
Foreign currency	4,869
Forward foreign currency exchange contracts	(32,533)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net increase in accrued foreign capital gains taxes of $755)	(204,461)
Written options	21,738
Securities sold short	(34)
Futures contracts	79,273
Swap contracts	(103,930)
Forward volatility agreements	246
Foreign currency	4,039
Forward foreign currency exchange contracts	138,908
Net change in unrealized appreciation (depreciation)	$(2,018,248)

Net realized and unrealized loss	$(187,996)

Net increase in net assets from operations	$516,122

16	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$704,118	$586,540
Net realized gain	1,830,252	246,753
Net change in unrealized appreciation (depreciation)	(2,018,248)	3,326,671
Net increase in net assets from operations	$516,122	$4,159,964
Distributions to shareholders(1) —
Class A	$(568,850)	$(578,717)
Class C	(26,640)	(18,675)
Class I	(473,452)	(267,658)
Total distributions to shareholders	$(1,068,942)	$(865,050)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$834,808	$3,657,984
Class C	21,446	245,858
Class I	7,339,721	3,600,018
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	568,850	578,356
Class C	26,418	18,561
Class I	376,976	78,812
Cost of shares redeemed
Class A	(25,580,000)	(12,307,138)
Class C	(702,952)	(545,774)
Class I	(2,678,902)	(3,575,556)
Net decrease in net assets from Fund share transactions	$(19,793,635)	$(8,248,879)

Net decrease in net assets	$(20,346,455)	$(4,953,965)

Net Assets
At beginning of year	$39,725,980	$44,679,945
At end of year	$19,379,525	$39,725,980 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $12,890 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

17	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$10.830	$10.030	$9.870	$10.090	$10.060

Income (Loss) From Operations
Net investment income(1)	$0.216	$0.142	$0.162	$0.210	$0.277
Net realized and unrealized gain (loss)	(0.118)	0.860	0.332	(0.133)	0.024

Total income from operations	$0.098	$1.002	$0.494	$0.077	$0.301

Less Distributions
From net investment income	$(0.308)	$(0.202)	$(0.163)	$(0.292)	$(0.271)
From net realized gain	—	—	(0.072)	(0.005)	—
Tax return of capital	—	—	(0.099)	—	—

Total distributions	$(0.308)	$(0.202)	$(0.334)	$(0.297)	$(0.271)

Net asset value — End of year	$10.620	$10.830	$10.030	$9.870	$10.090

Total Return(2)(3)	0.89%	10.12%	5.26%	0.66%	3.03%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,032	$25,477	$31,341	$38,285	$50,523
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)(7)	1.08%	1.08%	1.17%	1.23%	1.23%
Net investment income	2.00%	1.37%	1.65%	2.08%	2.75%
Portfolio Turnover of the Fund(8)	113%	55%	49%	71%	100%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.22%, 0.14%, 0.20%, 0.18% and 0.23% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Includes interest and dividend expense, including on securities sold short, of less than 0.005%, less than 0.005%, less than 0.005%, 0.01% and 0.03% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27%, 0.18%, 0.13% and 0.15% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

18	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$10.790	$9.990	$9.830	$10.070	$10.050

Income (Loss) From Operations
Net investment income(1)	$0.159	$0.057	$0.087	$0.070	$0.151
Net realized and unrealized gain (loss)	(0.090)	0.866	0.336	(0.075)	0.077

Total income (loss) from operations	$0.069	$0.923	$0.423	$(0.005)	$0.228

Less Distributions
From net investment income	$(0.239)	$(0.123)	$(0.121)	$(0.230)	$(0.208)
From net realized gain	—	—	(0.072)	(0.005)	—
Tax return of capital	—	—	(0.070)	—	—

Total distributions	$(0.239)	$(0.123)	$(0.263)	$(0.235)	$(0.208)

Net asset value — End of year	$10.620	$10.790	$9.990	$9.830	$10.070

Total Return(2)(3)	0.63%	9.33%	4.42%	(0.07)%	2.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$693	$1,366	$1,526	$1,590	$506
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)(7)	1.82%	1.83%	1.92%	1.97%	1.96%
Net investment income	1.48%	0.56%	0.89%	0.69%	1.50%
Portfolio Turnover of the Fund(8)	113%	55%	49%	71%	100%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.28%, 0.14%, 0.20%, 0.18% and 0.23% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Includes interest and dividend expense, including on securities sold short, of less than 0.005%, less than 0.005%, less than 0.005%, 0.01% and 0.03% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27%, 0.18%, 0.14% and 0.17% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

19	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$10.820	$10.020	$9.860	$10.080	$10.060

Income (Loss) From Operations
Net investment income(1)	$0.278	$0.153	$0.236	$0.234	$0.313
Net realized and unrealized gain (loss)	(0.093)	0.875	0.284	(0.131)	0.005

Total income from operations	$0.185	$1.028	$0.520	$0.103	$0.318

Less Distributions
From net investment income	$(0.355)	$(0.228)	$(0.179)	$(0.318)	$(0.298)
From net realized gain	—	—	(0.072)	(0.005)	—
Tax return of capital	—	—	(0.109)	—	—

Total distributions	$(0.355)	$(0.228)	$(0.360)	$(0.323)	$(0.298)

Net asset value — End of year	$10.650	$10.820	$10.020	$9.860	$10.080

Total Return(2)(3)	1.72%	10.41%	5.43%	1.03%	3.20%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,654	$12,883	$11,812	$20,507	$23,300
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)(7)	0.81%	0.83%	0.92%	0.98%	0.98%
Net investment income	2.59%	1.47%	2.41%	2.31%	3.10%
Portfolio Turnover of the Fund(8)	113%	55%	49%	71%	100%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.33% 0.14%, 0.20%, 0.18% and 0.23% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Includes interest and dividend expense, including on securities sold short, of less than 0.005%, less than 0.005%, less than 0.005%, 0.01% and 0.03% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27%, 0.18%, 0.13% and 0.15% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

20	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Asset Credit Fund (formerly, Eaton Vance Multi-Strategy All Market Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing at least 80% of its net assets in credit-related investments. During the year ended October 31, 2018, the Fund invested a substantial portion of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts, in shares of Eaton Vance Hexavest Global Equity Fund, Eaton Vance International Small-Cap Fund, Parametric Emerging Markets Fund and Parametric International Equity Fund (the Affiliated Investment Funds) and by investing directly in other securities. The performance of the Fund was directly affected by the performance of the Portfolios and the Affiliated Investment Funds.

Prior to May 30, 2018, the Fund sought to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance AM Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. As of the close of business on May 29, 2018, the Fund fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of cash, were transferred to the Fund with no gain or loss for financial reporting purposes. As of October 31, 2018, the Subsidiary has been dissolved with the Cayman Island authorities. The accompanying financial statements include the accounts of the Subsidiary through May 29, 2018. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

21

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Notes to Financial Statements — continued

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income on direct investments, including the Affiliated Investment Funds, is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized

22

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Notes to Financial Statements — continued

gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions quarterly (monthly after November 1, 2018) and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

23

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Ordinary income	$1,068,942	$865,050

During the year ended October 31, 2018, accumulated loss was decreased by $293,236 and paid-in capital was decreased by $293,236 due to differences between book and tax accounting, primarily for the Fund’s investment in the Subsidiary and Portfolios. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$4,809
Deferred capital losses	$(3,250,705)
Net unrealized depreciation	$(172,400)

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $3,250,705 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $30,778 are short-term and $3,219,927 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including open derivative contracts, at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$19,854,207

Gross unrealized appreciation	$86,822
Gross unrealized depreciation	(264,615)

Net unrealized depreciation	$(177,793)

3   Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in other investment companies managed by EVM or its affiliates, the Fund is allocated its share of such investment companies’ investment adviser fees. For the year ended October 31, 2018, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $32,838 and the investment adviser and administration fee paid by the Fund on Investable Assets amounted to $79,734. For the year ended October 31, 2018, the Fund’s investment adviser and administration fee, including the adviser fees allocated from the Portfolios, was 0.36% of the Fund’s average daily net assets.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only, excluding such expenses as interest, taxes or litigation expenses, and including management fees and other expenses associated with the Fund’s investments in Affiliated Investment Funds) exceed 1.00%, 1.75% and 0.75% (1.35%, 2.10% and 1.10% prior to September 15, 2018) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2020. Pursuant to this agreement, EVM was allocated $84,849 of the Fund’s operating expenses for the year ended October 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $2,186 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $244 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 5).

24

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, and including maturities and paydowns, for the year ended October 31, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$22,288,614	$29,753,562
U.S. Government and Agency Securities	1,995,553	3,894,317

	$24,284,167	$33,647,879

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $39,802 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $8,096 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $2,699 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

7   Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$1,101,444	$8,417,510
Global Macro Absolute Return Advantage Portfolio	633,163	2,415,989

25

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	77,200	356,495
Issued to shareholders electing to receive payments of distributions in Fund shares	52,839	56,724
Redemptions	(2,385,009)	(1,186,359)

Net decrease	(2,254,970)	(773,140)

	Year Ended October 31,
Class C	2018	2017

Sales	1,967	23,961
Issued to shareholders electing to receive payments of distributions in Fund shares	2,457	1,843
Redemptions	(65,788)	(52,036)

Net decrease	(61,364)	(26,232)

	Year Ended October 31,
Class I	2018	2017

Sales	681,877	352,272
Issued to shareholders electing to receive payments of distributions in Fund shares	35,181	7,618
Redemptions	(249,846)	(348,250)

Net increase	467,212	11,640

At October 31, 2018, EVM, an Eaton Vance collective investment trust and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 80.3% of the value of the outstanding shares of the Fund.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Fund is subject to the following risks:

Commodity Risk: During the year ended October 31, 2018, the Fund invested in commodities-linked derivative instruments, including options on an exchange-traded commodity fund and total return swaps based on a commodity index, to enhance total return and to gain exposure to the investment returns of commodities markets without investing directly in physical commodities.

Equity Price Risk: During the year ended October 31, 2018, the Fund entered into equity index futures contracts, options on equity indices and total return swaps on a security, basket of securities or an index to hedge against fluctuations in securities prices and to enhance total return.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates.

26

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Notes to Financial Statements — continued

Interest Rate Risk: During the year ended October 31, 2018, the Fund entered into interest rate futures contracts and options thereon to manage the effective duration of the Fund and to hedge against fluctuations in interest rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2018, the Fund had no open derivatives with credit related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$15,701	(1)	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

The Fund’s derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for such assets as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting or Similar Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Citibank, N.A.	$3,872	$—	$—	$—	$3,872
State Street Bank and Trust Company	11,829			—	11,829

	$15,701	$—	$—	$—	$15,701

(a)	In some instances, the total collateral received may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

27

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2018 was as follows:

Statement of Operations Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$(17,409)	$27,590	$—	$(4,383)
Futures contracts	—	203,014	—	(233,307)
Swap contracts	53,573	(97,392)	—	—
Forward foreign currency exchange contracts	—	—	21,078	—

Total	$36,164	$133,212	$21,078	$(237,690)

Change in unrealized appreciation (depreciation) —
Unaffiliated investments	$—	$253	$—	$—
Futures contracts	—	(20,196)	—	115,357
Swap contracts	910	(13,071)	—	—
Forward foreign currency exchange contracts	—	—	(32,533)	—

Total	$910	$(33,014)	$(32,533)	$115,357

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$8,478,000	$2,262,000	$1,422,000	$1,812,000

*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average number of purchased options contracts outstanding during the year ended October 31, 2018, which is indicative of the volume of this derivative type, was approximately 31 contracts.

10  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At October 31, 2018, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $180,178. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 13) at October 31, 2018. The Fund’s average overdraft advances during the year ended October 31, 2018 were not significant.

11  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

28

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Notes to Financial Statements — continued

12  Affiliated Investment Funds

Transactions in Affiliated Investment Funds for the year ended October 31, 2018 were as follows:

Fund	Shares, Beginning of Year	Gross Additions	Gross Reductions	Shares, End of Year	Value, End of Year	Dividend Income	Capital Gains Distributions Received	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

Eaton Vance Hexavest Global Equity Fund, Class I	633,101	34,659	(667,760)	—	$—	$126,150	$317,841	$1,068,751	$ (1,384,755)
Eaton Vance International Small-Cap Fund, Class I	82,858	64,181	(147,039)	—	—	23,588	29,639	19,644	(48,886)
Parametric Emerging Markets Fund, Class R6	132,563	3,814	(136,377)	—	—	34,891	—	270,969	(382,643)
Parametric International Equity Fund, Class R6	172,507	4,939	(177,446)	—	—	67,916	—	435,860	(438,143)

					$—	$252,545	$347,480	$1,795,224	$(2,254,427)

13   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$1,091,049	$—	$1,091,049
Commercial Mortgage-Backed Securities	—	819,022	—	819,022
Asset-Backed Securities	—	1,778,996	—	1,778,996
Foreign Government Bonds	—	1,182,344	—	1,182,344
Corporate Bonds & Notes	—	6,903,738	—	6,903,738
Senior Floating-Rate Loans	—	6,731,903	—	6,731,903
Short-Term Investments	—	1,169,362	—	1,169,362

Total Investments	$—	$19,676,414	$—	$19,676,414
Forward Foreign Currency Exchange Contracts	$—	$15,701	$—	$15,701

Total	$—	$19,692,115	$—	$19,692,115

29

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Notes to Financial Statements — continued

14  Subsequent Event

Following shareholder approval of a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) at a Special Meeting of Shareholders on December 18, 2018, Eaton Vance Advisers International Ltd. (EVAIL) began serving as a sub-adviser to the Fund effective December 20, 2018. Under the Sub-Advisory Agreement, EVM will delegate certain investment advisory services for the Fund to EVAIL and EVM will pay EVAIL for its services out of the investment advisory fee EVM receives from the Fund.

30

Eaton Vance

Eaton Vance Multi-Asset Credit Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Asset Credit Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Asset Credit Fund (formerly, Eaton Vance Multi-Strategy All Market Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

31

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

32

Multi-Asset Credit Fund

October 31, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

Nominee for Trustee	Number of Shares
	For	Withheld
Mark R. Fetting	373,170	0
Keith Quinton	373,170	0
Marcus L. Smith	373,170	0
Susan J. Sutherland	373,170	0
Scott E. Wennerholm	373,170	0

Results are rounded to the nearest whole number.

33

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

34

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

35

Eaton Vance

Multi-Asset Credit Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

36

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

37

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796    10.31.18

Parametric Tax-Managed International Equity Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2018

Parametric Tax-Managed International Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 36

Federal Tax Information	17

Special Meeting of Shareholders	37

Management and Organization	38

Important Notices	41

Parametric Tax-Managed International Equity Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Developed international equity markets declined over the 12-month period ended October 31, 2018, down –6.85% as measured by the MSCI EAFE Index (the Index).2 The decline was broad-based, with only five countries in the Index posting positive returns during the period.

The beginning of the period was marked by market strength on the heels of a buoyant 2017. Investor sentiment shifted, however, as geopolitical risks began to outweigh positive economic results during the period. Volatility returned to the market as deteriorating global trade relations, rising interest rates, and mounting inflation pressures entered the forefront of investor concerns.

European countries declined most, in part, because of investor concerns about slowing economic growth and the negative impact of global trade skirmishes on Europe’s trade-dependent economy. In addition, the aggressively anti-euro attitude of Italy’s newly elected government triggered concerns throughout the entire eurozone.

The U.K. declined less than the broader market. News of a potential Brexit deal late in the period, coupled with strength in the energy sector due to rising commodity prices, outweighed investor concerns over the looming Brexit deadline.

Japan also outperformed the Index during the period. Despite investor fears of U.S. tariffs impacting the export-led economy, strong economic growth and the re-election of Prime Minister Abe bolstered Japan’s equity markets.

The strengthening U.S. dollar also detracted from Index returns. An increase in the value of the dollar serves to decrease the value of foreign-denominated assets, when stated in dollar terms.

Fund Performance

For the 12-month period ended October 31, 2018, Parametric Tax-Managed International Equity Fund (the Fund) returned –6.09% for Investor Class shares at net asset value (NAV), outperforming the Fund’s benchmark, the Index, which returned –6.85% for the same period.

Factors contributing to Fund performance relative to the Index included sector diversification7 in Germany, resulting in an overweight position in the real estate sector during a time when investors anticipated increased demand for housing from foreign employers expected to move staff to Germany following Brexit. Sector diversification in Spain also added to excess returns. The Fund’s underweight position in the financials sector within the country helped performance during a time when investors reacted to the newly elected Italian government’s anti-euro sentiment by selling off periphery-European banks. Additionally, sector diversification and security selection in Australia, resulting in an underweight position in the financials sector, were large contributors. Australian banks were troubled by instances of money laundering and rate-rigging throughout 2017. An out-of-Index small-cap holding in Sweden also added to relative returns.

Factors detracting from Fund performance relative to the Index included sector diversification in the U.K., resulting in an underweight position in the energy sector, which advanced along with a rise in commodity prices during the period. Sector diversification in Switzerland also detracted from relative performance, resulting in an underweight position in the health care sector, which rose on strong earnings from major pharmaceutical constituents. Additionally, sector diversification in Hong Kong weighed on relative results during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric Tax-Managed International Equity Fund

October 31, 2018

Performance2,3

Portfolio Managers Timothy W. Atwill, Ph.D., CFA, Paul Bouchey, CFA and Thomas Seto, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class at NAV	04/22/1998	04/22/1998	–6.09%	2.84%	5.24%
Class C at NAV	04/22/1998	04/22/1998	–6.78	2.08	4.46
Class C with 1% Maximum Sales Charge	—	—	–7.70	2.08	4.46
Institutional Class at NAV	09/02/2008	04/22/1998	–5.88	3.09	5.53
MSCI EAFE Index	—	—	–6.85%	2.02%	6.89%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class After Taxes on Distributions	04/22/1998	04/22/1998	–6.42%	2.60%	5.18%
Investor Class After Taxes on Distributions and Sale of Fund Shares	—	—	–2.96	2.44	4.64
Class C After Taxes on Distributions	04/22/1998	04/22/1998	–7.94	1.92	4.44
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–4.07	1.78	3.90
Institutional Class After Taxes on Distributions	09/02/2008	04/22/1998	–6.24	2.83	5.45
Institutional Class After Taxes on Distributions and Sale of Fund Shares	—	—	–2.77	2.67	4.92

% Total Annual Operating Expense Ratios[4]			Investor Class	Class C	Institutional Class
Gross			1.45%	2.20%	1.20%
Net			1.05	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2008	$15,478	N.A.
Institutional Class	$50,000	10/31/2008	$85,692	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric Tax-Managed International Equity Fund

October 31, 2018

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Nestle SA	1.3%

Compagnie Financiere Richemont SA, Class A	0.9

Air Liquide SA	0.8

Total SA	0.8

Deutsche Telekom AG	0.8

Orange SA	0.8

Unilever NV	0.8

CSL, Ltd.	0.7

Novartis AG	0.7

SAP SE	0.6

Total	8.2%

Geographic Allocation (% of common stocks)

*	Amount is less than 0.005%.

See Endnotes and Additional Disclosures in this report.

4

Parametric Tax-Managed International Equity Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund profile subject to change due to active management.

5

Parametric Tax-Managed International Equity Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$912.10	$5.06	**	1.05%
Class C	$1,000.00	$908.80	$8.66	**	1.80%
Institutional Class	$1,000.00	$912.70	$3.86	**	0.80%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,019.90	$5.35	**	1.05%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Institutional Class	$1,000.00	$1,021.20	$4.08	**	0.80%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric Tax-Managed International Equity Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $35,507,059)	$36,090,249
Receivable for Fund shares sold	24,911
Receivable from affiliates	11,559
Total assets	$36,126,719

Liabilities
Payable for Fund shares redeemed	$39,705
Payable to affiliates:
Distribution and service fees	9,347
Trustees’ fees	43
Accrued expenses	57,012
Total liabilities	$106,107
Net Assets	$36,020,612

Sources of Net Assets
Paid-in capital	$37,871,990
Accumulated loss	(1,851,378)
Total	$36,020,612

Investor Class Shares
Net Assets	$17,823,582
Shares Outstanding	1,719,290
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.37

Class C Shares
Net Assets	$6,186,446
Shares Outstanding	633,286
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.77

Institutional Class Shares
Net Assets	$12,010,584
Shares Outstanding	1,160,004
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.35

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends allocated from Portfolio (net of foreign taxes, $287,806)	$1,029,913
Expenses allocated from Portfolio	(280,226)
Total investment income	$749,687

Expenses
Distribution and service fees
Investor Class	$52,146
Class C	73,282
Trustees’ fees and expenses	501
Custodian fee	12,132
Transfer and dividend disbursing agent fees	64,198
Legal and accounting services	26,556
Printing and postage	23,783
Registration fees	58,041
Miscellaneous	10,986
Total expenses	$321,625
Deduct —
Allocation of expenses to affiliates	$160,537
Total expense reductions	$160,537

Net expenses	$161,088

Net investment income	$588,599

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(104,204)
Foreign currency transactions	(9,921)
Net realized loss	$(114,125)
Change in unrealized appreciation (depreciation) —
Investments	$(2,805,110)
Foreign currency	(2,665)
Net change in unrealized appreciation (depreciation)	$(2,807,775)

Net realized and unrealized loss	$(2,921,900)

Net decrease in net assets from operations	$(2,333,301)

8	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$588,599	$691,981
Net realized gain (loss)	(114,125)	2,460,154
Net change in unrealized appreciation (depreciation)	(2,807,775)	3,954,531
Net increase (decrease) in net assets from operations	$(2,333,301)	$7,106,666
Distributions to shareholders(1) —
Investor Class	$(519,201)	$(330,968)
Class C	(141,273)	(79,270)
Institutional Class	(288,442)	(137,740)
Total distributions to shareholders	$(948,916)	$(547,978)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$1,301,378	$2,135,803
Class C	108,212	138,865
Institutional Class	4,550,641	3,552,930
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	485,715	309,048
Class C	127,451	71,736
Institutional Class	235,988	100,035
Cost of shares redeemed
Investor Class	(4,210,804)	(4,030,520)
Class C	(1,510,296)	(1,217,992)
Institutional Class	(2,027,351)	(1,316,014)
Net decrease in net assets from Fund share transactions	$(939,066)	$(256,109)

Net increase (decrease) in net assets	$(4,221,283)	$6,302,579

Net Assets
At beginning of year	$40,241,895	$33,939,316
At end of year	$36,020,612	$40,241,895 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $899,765 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

9	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2018

Financial Highlights

	Investor Class
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$11.310	$9.460	$9.590	$9.850	$9.970

Income (Loss) From Operations
Net investment income(1)	$0.179	$0.204	$0.156	$0.148	$0.205	(2)
Net realized and unrealized gain (loss)	(0.848)	1.810	(0.140)	(0.177)	(0.134)

Total income (loss) from operations	$(0.669)	$2.014	$0.016	$(0.029)	$0.071

Less Distributions
From net investment income	$(0.271)	$(0.164)	$(0.146)	$(0.231)	$(0.191)

Total distributions	$(0.271)	$(0.164)	$(0.146)	$(0.231)	$(0.191)

Net asset value — End of year	$10.370	$11.310	$9.460	$9.590	$9.850

Total Return(3)(4)	(6.09)%	21.69%	0.21%	(0.27)%	0.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,824	$21,885	$19,851	$22,987	$25,504
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	1.05%	1.11%	1.50%	1.50%	1.50%
Net investment income	1.59%	2.00%	1.67%	1.52%	2.02	%(2)
Portfolio Turnover of the Portfolio	30%	26%	14%	11%	53%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.042 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.61%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.41%, 0.34%, 0.22%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$10.670	$8.930	$9.060	$9.310	$9.430

Income (Loss) From Operations
Net investment income(1)	$0.086	$0.121	$0.080	$0.070	$0.121	(2)
Net realized and unrealized gain (loss)	(0.794)	1.713	(0.135)	(0.164)	(0.116)

Total income (loss) from operations	$(0.708)	$1.834	$(0.055)	$(0.094)	$0.005

Less Distributions
From net investment income	$(0.192)	$(0.094)	$(0.075)	$(0.156)	$(0.125)

Total distributions	$(0.192)	$(0.094)	$(0.075)	$(0.156)	$(0.125)

Net asset value — End of year	$9.770	$10.670	$8.930	$9.060	$9.310

Total Return(3)(4)	(6.78)%	20.78%	(0.60)%	(1.00)%	0.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,186	$8,026	$7,653	$9,092	$10,359
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	1.80%	1.86%	2.25%	2.25%	2.25%
Net investment income	0.81%	1.26%	0.91%	0.76%	1.26	%(2)
Portfolio Turnover of the Portfolio	30%	26%	14%	11%	53%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.040 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.85%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.41%, 0.34%, 0.22%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2018

Financial Highlights — continued

	Institutional Class
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$11.290	$9.450	$9.580	$9.840	$9.960

Income (Loss) From Operations
Net investment income(1)	$0.198	$0.233	$0.179	$0.168	$0.223	(2)
Net realized and unrealized gain (loss)	(0.840)	1.796	(0.137)	(0.169)	(0.128)

Total income (loss) from operations	$(0.642)	$2.029	$0.042	$(0.001)	$0.095

Less Distributions
From net investment income	$(0.298)	$(0.189)	$(0.172)	$(0.259)	$(0.215)

Total distributions	$(0.298)	$(0.189)	$(0.172)	$(0.259)	$(0.215)

Net asset value — End of year	$10.350	$11.290	$9.450	$9.580	$9.840

Total Return(3)(4)	(5.88)%	21.95%	0.49%	0.01%	0.97%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,011	$10,331	$6,436	$5,914	$5,519
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	0.80%	0.85%	1.25%	1.25%	1.25%
Net investment income	1.76%	2.27%	1.92%	1.73%	2.21	%(2)
Portfolio Turnover of the Portfolio	30%	26%	14%	11%	53%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.036 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.84%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.41%, 0.35%, 0.22%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or employer sponsored retirement plans. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (53.0% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a

13

Parametric Tax-Managed International Equity Fund

October 31, 2018

Notes to Financial Statements — continued

return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Distributions declared from:
Ordinary income	$948,916	$547,978

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$534,962
Capital loss carryforwards and deferred capital losses	$(2,572,856)
Net unrealized appreciation	$186,516

At October 31, 2018, the Fund, for federal income tax purposes, had capital loss carryforwards of $2,471,981 and deferred capital losses of $100,875 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on October 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2018, $100,875 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. EVM and Parametric Portfolio Associates LLC (Parametric), the sub-adviser of the Portfolio and a majority-owned subsidiary of Eaton Vance Corp., have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Investor Class, Class C and Institutional Class, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, EVM and Parametric were allocated $160,537 in total of the Fund’s operating expenses for the year ended October 31, 2018. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $18,728 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $52,146 for Investor Class shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $54,962 for Class C shares.

14

Parametric Tax-Managed International Equity Fund

October 31, 2018

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $18,320 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $300 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,850,915 and $5,872,879, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Investor Class	2018	2017

Sales	114,959	211,836
Issued to shareholders electing to receive payments of distributions in Fund shares	43,406	33,776
Redemptions	(374,641)	(409,108)

Net decrease	(216,276)	(163,496)

	Year Ended October 31,
Class C	2018	2017

Sales	10,113	14,238
Issued to shareholders electing to receive payments of distributions in Fund shares	12,012	8,255
Redemptions	(141,011)	(127,333)

Net decrease	(118,886)	(104,840)

	Year Ended October 31,
Institutional Class	2018	2017

Sales	405,657	353,164
Issued to shareholders electing to receive payments of distributions in Fund shares	21,165	10,969
Redemptions	(181,652)	(130,565)

Net increase	245,170	233,568

15

Parametric Tax-Managed International Equity Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Parametric Tax-Managed International Equity Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2018, the Fund designates approximately $1,124,982, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2018, the Fund paid foreign taxes of $263,713 and recognized foreign source income of $1,316,153.

17

Tax-Managed International Equity Portfolio

October 31, 2018

Portfolio of Investments

Common Stocks — 98.7%
Security	Shares	Value

Australia — 8.9%
Alumina, Ltd.	20,000	$36,298
Amcor, Ltd.	5,650	53,315
AMP, Ltd.	7,605	13,336
APA Group	38,093	259,413
ARB Corp., Ltd.	2,741	33,715
Aristocrat Leisure, Ltd.	9,217	173,684
Asaleo Care, Ltd.	27,800	13,792
Atlas Arteria, Ltd.	10,339	50,084
Atlassian Corp. PLC, Class A(1)	2,300	174,593
Aurizon Holdings, Ltd.	7,700	22,941
AusNet Services	95,565	115,912
Australia and New Zealand Banking Group, Ltd.	6,934	127,632
Australian Pharmaceutical Industries, Ltd.	30,804	33,459
BHP Billiton, Ltd.	2,861	66,014
Boral, Ltd.	11,300	45,017
Brambles, Ltd.	17,422	131,239
Caltex Australia, Ltd.	4,560	91,240
carsales.com, Ltd.	9,828	85,185
Class, Ltd.	12,536	16,358
Cleanaway Waste Management, Ltd.	36,318	46,427
Coca-Cola Amatil, Ltd.	11,103	78,139
Cochlear, Ltd.	850	107,111
Commonwealth Bank of Australia	3,589	176,474
Computershare, Ltd.	10,972	154,076
Crown Resorts, Ltd.	4,819	42,879
CSL, Ltd.	3,771	503,418
Dexus	13,975	100,974
Domino’s Pizza Enterprises, Ltd.	933	35,759
DuluxGroup, Ltd.	5,657	29,736
Fairfax Media, Ltd.	69,347	31,559
GPT Group (The)	22,015	80,514
GrainCorp, Ltd., Class A	7,142	41,750
GWA Group, Ltd.	11,241	21,983
Hansen Technologies, Ltd.	14,633	35,984
Harvey Norman Holdings, Ltd.	17,000	38,483
Incitec Pivot, Ltd.	11,120	30,812
Integrated Research, Ltd.	9,777	14,731
Investa Office Fund	13,624	53,601
InvoCare, Ltd.	5,394	46,424
IRESS, Ltd.	3,720	28,658
James Hardie Industries PLC CDI	4,004	53,485
JB Hi-Fi, Ltd.	3,464	56,447
Link Administration Holdings, Ltd.	13,718	73,105
Mirvac Group	41,842	64,363

Security	Shares	Value

Australia (continued)
Monash IVF Group, Ltd.	20,105	$12,909
National Australia Bank, Ltd.	4,515	80,861
Navitas, Ltd.	9,965	35,921
Newcrest Mining, Ltd.	2,354	34,458
Nine Entertainment Co. Holdings, Ltd.	23,376	28,074
Oil Search, Ltd.	19,405	106,679
Orica, Ltd.	4,147	50,526
Qantas Airways, Ltd.	19,011	73,796
Rio Tinto, Ltd.	2,553	138,915
Scentre Group	51,564	145,269
Shopping Centres Australasia Property Group	20,523	37,327
Southern Cross Media Group, Ltd.	63,616	51,542
Spark Infrastructure Group	66,000	107,603
SpeedCast International, Ltd.	16,723	42,753
Star Entertainment Group, Ltd. (The)	18,186	61,326
Sydney Airport	17,791	81,315
Technology One, Ltd.	10,774	41,632
Telstra Corp., Ltd.	119,713	261,865
Transurban Group	15,294	123,015
Vicinity Centres	46,900	87,978
Washington H. Soul Pattinson & Co., Ltd.	4,310	88,364
Wesfarmers, Ltd.	10,096	334,356
Westpac Banking Corp.	8,556	162,527
Woodside Petroleum, Ltd.	12,096	297,807
Woolworths Group, Ltd.	4,098	82,712
		$6,059,649

Austria — 1.1%
ams AG	1,687	$65,721
ANDRITZ AG	758	39,272
BUWOG AG	1,234	41,927
CA Immobilien Anlagen AG	1,063	34,592
Erste Group Bank AG	1,664	67,737
EVN AG	2,151	37,599
IMMOFINANZ AG	1,276	30,376
Lenzing AG	182	16,509
Oesterreichische Post AG	1,473	59,794
OMV AG	1,720	95,516
Rhi Magnesita NV	859	41,636
Telekom Austria AG	4,400	32,647
UNIQA Insurance Group AG	2,006	18,735
Verbund AG	2,690	108,278
Wienerberger AG	1,390	31,971
		$722,310

18	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Belgium — 2.2%
Ageas	1,164	$58,241
Anheuser-Busch InBev SA/NV	2,330	172,330
Barco NV	627	71,394
Befimmo SA	1,120	61,396
Bekaert SA	1,080	23,325
bpost SA	3,481	52,830
Colruyt SA	478	27,793
D’ieteren SA/NV	637	25,194
Econocom Group SA/NV	10,730	33,585
Elia System Operator SA/NV	938	58,642
Euronav SA	5,526	51,457
Ion Beam Applications(1)	987	17,354
KBC Group NV	1,466	101,031
Proximus SA	4,820	122,803
Retail Estates NV	566	45,186
Solvay SA	1,005	114,477
Telenet Group Holding NV(1)	2,260	109,493
Tessenderlo Group SA(1)	1,340	47,172
UCB SA	2,340	196,513
Warehouses De Pauw CVA	678	87,929
		$1,478,145

Denmark — 2.2%
Carlsberg A/S, Class B	1,415	$156,098
Chr. Hansen Holding A/S	850	85,801
Columbus AS	24,816	58,918
Danske Bank A/S	5,139	98,353
Dfds A/S(1)	623	26,665
DSV A/S	969	77,737
GN Store Nord A/S	950	40,298
ISS A/S	813	26,700
Novo Nordisk A/S, Class B	3,886	167,823
Novozymes A/S, Class B	2,980	147,167
Orsted A/S(2)	3,312	210,016
Pandora A/S	2,868	179,239
Ringkjoebing Landbobank A/S	652	33,139
Rockwool International A/S, Class B	97	33,141
Royal Unibrew A/S	1,034	73,375
Topdanmark A/S	972	46,203
Vestas Wind Systems A/S	658	41,263
		$1,501,936

Finland — 2.1%
Amer Sports Oyj	3,072	$114,192
Citycon Oyj	12,000	23,322

Security	Shares	Value

Finland (continued)
DNA Oyj	1,977	$38,743
Elisa Oyj	2,351	93,537
Fortum Oyj	6,320	133,040
Huhtamaki Oyj	736	20,636
Kemira Oyj	2,727	33,446
Kesko Oyj, Class B	1,695	98,992
Kone Oyj, Class B	1,663	80,946
Neste Oyj	2,006	164,723
Nokia Oyj	23,544	132,990
Oriola Oyj, Series B	8,766	26,776
Orion Oyj, Class B	3,775	129,857
Sampo Oyj, Class A	1,342	61,715
Tieto Oyj	956	30,773
Tokmanni Group Corp.	3,676	29,817
UPM-Kymmene Oyj	3,184	102,362
Valmet Oyj	1,377	31,353
Wartsila Oyj Abp	2,646	45,023
		$1,392,243

France — 8.9%
Accor SA	586	$26,776
Air Liquide SA	4,757	575,056
Airbus SE	1,329	146,873
Altarea SCA	208	45,634
Alten SA	634	61,099
Altran Technologies SA	4,941	48,973
Atos SE	1,046	89,461
AXA SA	8,332	208,522
Carrefour SA	5,220	101,236
Cie Generale des Etablissements Michelin SCA	484	49,549
CNP Assurances	2,759	61,491
Covivio	1,309	131,346
Credit Agricole SA	5,930	75,948
Dassault Systemes SE	1,150	143,962
Devoteam SA	244	26,844
Engie SA	24,589	326,719
EssilorLuxottica SA	1,151	157,202
Eutelsat Communications SA	985	19,951
Gecina SA	1,055	154,729
Getlink	2,197	27,635
Hermes International	167	95,341
Ingenico Group SA	754	53,364
L’Oreal SA	1,299	292,673
Lagardere SCA	1,361	37,203
Legrand SA	560	36,569

19	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

France (continued)
LVMH Moet Hennessy Louis Vuitton SE	773	$234,532
Neopost SA	1,050	33,747
Orange SA	34,167	533,290
Pernod-Ricard SA	1,164	177,494
Peugeot SA	1,588	37,748
Renault SA	569	42,489
Rubis SCA	846	43,649
Safran SA	819	105,838
Sanofi	4,521	403,999
SCOR SE	1,284	59,335
Societe BIC SA	422	40,399
Societe Generale SA	3,005	110,156
Sodexo SA	499	50,936
Suez	5,207	75,107
Talend SA ADR(1)	500	30,975
Teleperformance	177	29,151
Thales SA	600	76,631
Total SA	9,623	564,634
Unibail-Rodamco-Westfield	1,203	217,694
Veolia Environnement SA	5,261	104,849
Vinci SA	1,159	103,150
		$6,069,959

Germany — 8.9%
adidas AG	579	$136,160
Allianz SE	1,913	398,516
alstria office REIT AG	5,110	73,562
BASF SE	3,829	293,832
Bayerische Motoren Werke AG	1,291	111,169
Bechtle AG	400	35,523
Beiersdorf AG	2,259	233,575
Brenntag AG	1,027	53,635
Continental AG	589	97,059
Covestro AG(2)	1,484	95,701
Delivery Hero SE(1)(2)	754	30,360
Deutsche Boerse AG	570	72,032
Deutsche Lufthansa AG	975	19,571
Deutsche Post AG	3,135	98,988
Deutsche Telekom AG	33,812	554,574
Deutsche Wohnen SE	4,814	220,193
Dialog Semiconductor PLC(1)	1,816	47,890
Evonik Industries AG	928	28,708
Fresenius Medical Care AG & Co. KGaA	1,285	100,894
Fresenius SE & Co. KGaA	2,385	151,581
GEA Group AG	1,196	36,342

Security	Shares	Value

Germany (continued)
Gerresheimer AG	1,197	$84,359
Grand City Properties SA	4,854	117,349
HeidelbergCement AG	1,361	92,364
Henkel AG & Co. KGaA	2,341	229,319
Hugo Boss AG	915	65,389
Innogy SE(2)	3,825	168,928
KWS Saat SE	85	28,877
LEG Immobilien AG	1,088	118,928
Merck KGaA	988	105,719
Metro AG	7,704	115,894
MTU Aero Engines AG	316	67,097
Muenchener Rueckversicherungs-Gesellschaft AG	660	141,758
Nemetschek SE	338	44,433
ProSiebenSat.1 Media SE	1,883	43,481
Puma SE	133	68,391
Rheinmetall AG	332	28,733
RWE AG	12,013	233,703
RWE AG, PFC Shares	1,810	30,092
SAP SE	3,975	425,617
Sartorius AG, PFC Shares	212	30,664
Siemens AG	2,649	304,494
Siemens Healthineers AG(1)(2)	2,235	92,499
Software AG	800	35,816
Symrise AG	907	75,977
Telefonica Deutschland Holding AG(2)	8,948	34,785
TLG Immobilien AG	3,290	83,531
TUI AG	2,680	44,465
Uniper SE	5,829	168,215
Zalando SE(1)(2)	1,826	70,584
		$6,041,326

Hong Kong — 4.5%
AIA Group, Ltd.	31,200	$237,340
Alibaba Health Information Technology, Ltd.(1)	56,000	45,424
ASM Pacific Technology, Ltd.	7,800	67,648
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	15,000	25,275
BOC Hong Kong Holdings, Ltd.	7,000	26,206
CK Asset Holdings, Ltd.	10,000	65,077
CK Hutchison Holdings, Ltd.	6,000	60,433
CLP Holdings, Ltd.	23,500	263,328
Esprit Holdings, Ltd.(1)	109,900	25,020
First Pacific Co., Ltd.	106,000	47,436
Galaxy Entertainment Group, Ltd.	20,000	108,583
Global Cord Blood Corp.	5,000	30,550
Hang Lung Group, Ltd.	6,000	14,772

20	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Hong Kong (continued)
Hang Lung Properties, Ltd.	14,000	$25,377
Hang Seng Bank, Ltd.	5,200	121,927
Henderson Land Development Co., Ltd.	6,600	30,783
HK Electric Investments & HK Electric Investments, Ltd.	34,000	32,348
HKBN, Ltd.	55,000	82,570
HKT Trust and HKT, Ltd.	85,000	117,229
Hong Kong & China Gas Co., Ltd.	84,700	161,789
Hongkong Land Holdings, Ltd.	13,000	76,985
Hutchison Telecommunications Hong Kong Holdings, Ltd.	66,000	24,363
Hysan Development Co., Ltd.	7,000	32,828
Jardine Matheson Holdings, Ltd.	2,400	138,584
Jardine Strategic Holdings, Ltd.	3,000	100,778
Kerry Properties, Ltd.	10,000	31,483
Li & Fung, Ltd.	80,000	15,877
Link REIT	11,500	102,201
Luk Fook Holdings International, Ltd.	8,000	26,397
Mega Expo Holdings, Ltd.(1)	80,000	29,834
Melco Resorts & Entertainment, Ltd. ADR	2,100	34,923
MGM China Holdings, Ltd.	31,200	44,281
MTR Corp., Ltd.	19,000	92,192
Nexteer Automotive Group, Ltd.	19,000	26,791
NWS Holdings, Ltd.	42,000	83,362
PCCW, Ltd.	105,000	57,652
Shangri-La Asia, Ltd.	22,000	30,052
SmarTone Telecommunication Holdings, Ltd.	19,000	26,411
Swire Pacific, Ltd., Class A	4,000	41,555
Techtronic Industries Co., Ltd.	19,000	89,467
Town Health International Medical Group, Ltd.(1)(3)	266,000	11,702
Vitasoy International Holdings, Ltd.	46,000	146,644
VTech Holdings, Ltd.	7,100	83,414
Wharf Real Estate Investment Co., Ltd.	5,000	31,071
Yuan Heng Gas Holdings, Ltd.(1)	280,000	27,921
Yue Yuen Industrial Holdings, Ltd.	10,500	28,831
		$3,024,714

Ireland — 2.2%
Bank of Ireland Group PLC	28,763	$203,228
Cairn Homes PLC(1)	18,600	29,861
CRH PLC	6,262	186,784
Dalata Hotel Group PLC	6,009	37,139
Glanbia PLC	1,979	34,989
Grafton Group PLC	9,729	89,877
Hibernia REIT PLC	44,450	70,007
ICON PLC(1)	1,212	167,353
Irish Residential Properties REIT PLC	42,500	68,504

Security	Shares	Value

Ireland (continued)
Kerry Group PLC, Class A	1,947	$199,461
Kingspan Group PLC	3,244	140,944
Paddy Power Betfair PLC	1,971	170,118
Smurfit Kappa Group PLC	1,300	42,264
UDG Healthcare PLC	8,000	64,521
		$1,505,050

Israel — 2.2%
Amot Investments, Ltd.	5,499	$27,315
Bank Leumi Le-Israel B.M.	9,550	59,551
Bezeq The Israeli Telecommunication Corp., Ltd.	163,729	188,008
Check Point Software Technologies, Ltd.(1)	585	64,935
Delek Automotive Systems, Ltd.	4,964	28,011
Delta-Galil Industries, Ltd.	2,301	64,666
Elbit Systems, Ltd.	1,014	121,037
Electra, Ltd.	173	41,822
First International Bank of Israel, Ltd.	1,152	24,808
Israel Chemicals, Ltd.	23,646	136,201
Israel Discount Bank, Ltd., Series A	10,120	33,072
Kenon Holdings, Ltd.	2,504	39,953
Melisron, Ltd.	729	30,909
Mizrahi Tefahot Bank, Ltd.	1,469	24,724
Nice, Ltd.(1)	490	51,993
Oil Refineries, Ltd.	139,185	66,163
Orbotech, Ltd.(1)	716	40,053
Paz Oil Co., Ltd.	464	69,477
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	1,044	53,203
Reit 1, Ltd.	7,407	28,962
Sella Capital Real Estate, Ltd.	15,640	25,888
SodaStream International, Ltd.(1)	500	71,695
Strauss Group, Ltd.	2,228	48,852
Teva Pharmaceutical Industries, Ltd. ADR	8,917	178,162
		$1,519,460

Italy — 4.4%
Amplifon SpA	6,413	$113,602
Ansaldo STS SpA(1)	2,606	37,463
Assicurazioni Generali SpA	4,184	67,516
Atlantia SpA	4,194	84,274
Autogrill SpA	2,584	25,405
Beni Stabili SpA SIIQ	54,219	46,425
Bio On SpA(1)	750	47,452
Brembo SpA	2,325	25,740
Cementir Holding SpA	6,913	42,464
CIR SpA	19,905	21,156

21	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Italy (continued)
COSMO Pharmaceuticals NV(1)	417	$52,511
Davide Campari-Milano SpA	18,866	145,197
De’Longhi SpA	1,200	31,757
DiaSorin SpA	977	92,671
Enav SpA(2)	5,849	26,364
Enel SpA	49,249	241,471
ENI SpA	14,674	260,607
Ferrari NV	868	101,644
FinecoBank Banca Fineco SpA	4,241	44,325
IMA Industria Macchine Automatiche SpA	484	29,024
Infrastrutture Wireless Italiane SpA(2)	25,801	179,420
International Game Technology PLC	1,216	22,557
Interpump Group SpA	778	22,445
Intesa Sanpaolo SpA	54,086	119,804
Italgas SpA	7,381	38,083
Italmobiliare SpA	1,360	30,006
Leonardo SpA	4,673	50,659
Luxottica Group SpA	1,065	66,885
Mediobanca Banca di Credito Finanziario SpA	2,651	23,217
Moncler SpA	1,030	35,770
Pirelli & C SpA(1)(2)	4,416	32,453
Poste Italiane SpA(2)	5,564	39,924
Prada SpA	6,900	24,512
Prysmian SpA	2,843	55,230
Reply SpA	996	55,192
Saras SpA	14,538	28,386
Snam SpA	16,332	67,526
STMicroelectronics NV	18,358	278,936
Telecom Italia SpA(1)	309,776	182,196
Terna Rete Elettrica Nazionale SpA	12,961	66,950
Unione di Banche Italiane SpA	9,342	28,513
UnipolSai Assicurazioni SpA	10,716	23,396
		$3,009,128

Japan — 13.0%
Activia Properties, Inc.	6	$24,902
Aeon Co., Ltd.	2,700	61,971
Aeon Mall Co., Ltd.	1,800	33,243
Air Water, Inc.	2,000	32,398
Aisin Seiki Co., Ltd.	1,000	39,111
Ajinomoto Co., Inc.	2,100	33,926
ANA Holdings, Inc.	1,100	36,988
Asahi Intecc Co., Ltd.	1,000	40,954
Asahi Kasei Corp.	6,000	71,991
Astellas Pharma, Inc.	5,600	86,521

Security	Shares	Value

Japan (continued)
Bandai Namco Holdings, Inc.	1,300	$46,247
Bridgestone Corp.	900	34,703
Canon, Inc.	3,000	85,450
Central Japan Railway Co.	200	38,382
Chubu Electric Power Co., Inc.	6,200	89,408
Chugai Pharmaceutical Co., Ltd.	1,500	87,820
Chugoku Electric Power Co., Inc. (The)	4,500	57,882
Citizen Watch Co., Ltd.	8,200	47,199
Daicel Corp.	3,400	35,969
Daido Steel Co., Ltd.	700	28,819
Daikin Industries, Ltd.	500	57,956
Daito Trust Construction Co., Ltd.	400	52,735
Daiwa House REIT Investment Corp.	23	50,403
Daiwa Securities Group, Inc.	7,000	40,143
Dentsu, Inc.	1,000	46,380
Don Quijote Holdings Co., Ltd.	500	29,869
East Japan Railway Co.	600	52,403
Eisai Co., Ltd.	1,500	124,921
FamilyMart UNY Holdings Co., Ltd.	500	57,955
Frontier Real Estate Investment Corp.	8	30,661
FUJIFILM Holdings Corp.	1,700	73,526
GLP J-REIT	28	27,707
Gunma Bank, Ltd. (The)	5,000	22,637
Hankyu Hanshin Holdings, Inc.	1,000	33,031
Hirose Electric Co., Ltd.	315	30,022
Hisamitsu Pharmaceutical Co., Inc.	400	22,539
Hulic Co., Ltd.	4,000	36,602
Idemitsu Kosan Co., Ltd.	2,600	117,787
ITOCHU Corp.	3,300	61,202
Japan Airlines Co., Ltd.	900	31,942
Japan Exchange Group, Inc.	2,100	37,612
Japan Hotel REIT Investment Corp.	63	44,818
Japan Post Bank Co., Ltd.	2,100	24,483
Japan Post Holdings Co., Ltd.	3,600	42,690
Japan Prime Realty Investment Corp.	11	39,250
Japan Real Estate Investment Corp.	11	56,769
Japan Retail Fund Investment Corp.	31	57,257
Japan Tobacco, Inc.	3,200	82,225
JFE Holdings, Inc.	2,000	37,583
JXTG Holdings, Inc.	31,100	210,142
Kajima Corp.	2,000	25,753
Kakaku.com, Inc.	1,900	34,413
Kamigumi Co., Ltd.	1,500	30,952
Kao Corp.	1,200	79,827
KDDI Corp.	16,800	406,557
Kenedix Office Investment Corp.	6	37,182

22	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Keyence Corp.	300	$146,556
Kintetsu Group Holdings Co., Ltd.	800	30,731
Konica Minolta, Inc.	2,800	27,715
Kuraray Co., Ltd.	2,500	34,339
KYORIN Holdings, Inc.	1,400	30,575
Kyushu Electric Power Co., Inc.	4,800	55,761
Lawson, Inc.	300	19,043
Leopalace21 Corp.	4,200	17,495
Lion Corp.	2,100	39,482
M3, Inc.	2,400	38,897
Makita Corp.	1,000	34,572
Marubeni Corp.	7,000	56,761
Maruichi Steel Tube, Ltd.	1,200	34,577
Megmilk Snow Brand Co., Ltd.	1,400	32,749
MEIJI Holdings Co., Ltd.	500	33,175
Mitsubishi Chemical Holdings Corp.	5,000	38,977
Mitsubishi Motors Corp.	6,600	41,456
Mitsubishi UFJ Financial Group, Inc.	25,000	151,312
Mitsui & Co., Ltd.	3,900	65,164
Mizuho Financial Group, Inc.	67,300	115,578
Mori Hills REIT Investment Corp.	25	30,923
MS&AD Insurance Group Holdings, Inc.	1,800	54,067
Murata Manufacturing Co., Ltd.	500	77,818
NEC Corp.	1,500	43,058
NH Foods, Ltd.	1,000	34,486
Nikon Corp.	1,500	26,149
Nintendo Co., Ltd.	300	93,661
Nippon Accommodations Fund, Inc.	8	36,670
Nippon Building Fund, Inc.	11	62,861
Nippon Prologis REIT, Inc.	26	52,336
Nippon Shokubai Co., Ltd.	600	38,710
Nippon Steel & Sumitomo Metal Corp.	4,500	83,008
Nippon Telegraph & Telephone Corp.	3,400	140,211
Nissan Chemical Corp.	900	42,436
Nissan Motor Co., Ltd.	4,100	37,301
Nissin Foods Holdings Co., Ltd.	400	25,792
Nitori Holdings Co., Ltd.	400	52,229
Nitto Denko Corp.	500	31,238
Nomura Real Estate Master Fund, Inc.	43	55,697
Nomura Research Institute, Ltd.	1,200	53,200
NTT Data Corp.	4,400	56,489
NTT DoCoMo, Inc.	14,700	364,543
Obic Co., Ltd.	300	27,312
Oji Holdings Corp.	4,300	30,535
Okinawa Electric Power Co., Inc. (The)	2,612	48,664
Omron Corp.	1,300	52,630

Security	Shares	Value

Japan (continued)
Ono Pharmaceutical Co., Ltd.	2,500	$56,734
Oriental Land Co., Ltd.	700	65,851
Orix JREIT, Inc.	34	52,013
Osaka Gas Co., Ltd.	6,100	111,545
Otsuka Holdings Co., Ltd.	1,800	86,090
Rakuten, Inc.	3,000	20,292
Recruit Holdings Co., Ltd.	2,300	61,731
Ricoh Co., Ltd.	4,000	39,929
Rinnai Corp.	600	43,587
Seiko Epson Corp.	1,700	27,389
Sekisui House, Ltd.	2,000	29,354
Seven & i Holdings Co., Ltd.	2,200	95,260
Shimadzu Corp.	1,200	30,328
Shimano, Inc.	300	40,973
Shionogi & Co., Ltd.	1,100	70,338
Shiseido Co., Ltd.	1,200	75,715
Showa Shell Sekiyu K.K.	3,400	64,893
Sompo Holdings, Inc.	1,600	65,993
Sony Corp.	1,600	86,587
Subaru Corp.	1,100	29,672
Sumitomo Corp.	1,600	24,267
Sumitomo Mitsui Financial Group, Inc.	3,500	136,273
Sumitomo Mitsui Trust Holdings, Inc.	900	35,760
Suntory Beverage & Food, Ltd.	900	36,679
Suzuki Motor Corp.	1,000	49,867
T&D Holdings, Inc.	2,400	38,366
Taiheiyo Cement Corp.	1,500	44,140
Taisho Pharmaceutical Holdings Co., Ltd.	600	63,976
Takeda Pharmaceutical Co., Ltd.	2,400	99,503
TEIJIN, Ltd.	1,400	24,271
Toho Gas Co., Ltd.	1,500	51,648
Tohoku Electric Power Co., Inc.	6,300	79,598
Tokio Marine Holdings, Inc.	2,200	103,647
Tokyo Gas Co., Ltd.	3,800	93,453
Tokyu Corp.	2,000	33,041
Toppan Printing Co., Ltd.	2,000	28,275
Toray Industries, Inc.	9,300	65,968
Toshiba Corp.(1)	1,800	53,951
Tosoh Corp.	2,500	32,914
Toyo Ink SC Holdings Co., Ltd.	1,400	32,487
Toyo Suisan Kaisha, Ltd.	1,000	34,375
Toyobo Co., Ltd.	1,800	25,584
Toyota Motor Corp.	3,200	187,459
Trend Micro, Inc.	600	34,539
Ube Industries, Ltd.	1,100	23,961
Unicharm Corp.	1,500	40,693

23	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
United Urban Investment Corp.	36	$54,729
West Japan Railway Co.	400	26,903
Yahoo! Japan Corp.	11,200	34,942
Yakult Honsha Co., Ltd.	600	42,487
Yamato Holdings Co., Ltd.	2,000	54,677
Yamato Kogyo Co., Ltd.	1,000	26,354
Yamazaki Baking Co., Ltd.	2,000	36,050
		$8,863,868

Netherlands — 4.4%
ABN AMRO Group NV(2)	1,800	$44,150
Accell Group	1,483	25,769
Aercap Holdings NV(1)	1,200	60,096
Akzo Nobel NV	3,111	261,215
ASM International NV	820	35,201
ASML Holding NV	2,086	359,301
ASR Nederland NV	1,620	73,544
Cimpress NV(1)	241	30,123
Corbion NV	2,072	62,915
Eurocommercial Properties NV	1,255	46,400
Gemalto NV(1)	831	47,396
GrandVision NV(2)	1,280	32,279
IMCD NV	840	56,962
ING Groep NV	19,984	236,431
InterXion Holding NV(1)	1,208	71,115
Koninklijke Ahold Delhaize NV	9,355	214,141
Koninklijke KPN NV	47,300	124,802
Koninklijke Philips NV	7,183	267,896
Koninklijke Vopak NV	1,452	65,664
NN Group NV	1,302	55,905
NXP Semiconductors NV	500	37,495
QIAGEN NV(1)	2,618	95,030
Signify NV(2)	769	18,944
TKH Group NV	800	40,409
Unilever NV	9,653	518,704
Wolters Kluwer NV	2,003	113,639
		$2,995,526

New Zealand — 1.1%
A2 Milk Co., Ltd.(1)	10,259	$70,394
Air New Zealand, Ltd.	10,500	19,198
Auckland International Airport, Ltd.	12,240	55,974
Contact Energy, Ltd.	17,100	62,523
Fisher & Paykel Healthcare Corp., Ltd.	3,630	32,290
Fletcher Building, Ltd.(1)	21,151	83,778

Security	Shares	Value

New Zealand (continued)
Goodman Property Trust	27,739	$27,171
Kiwi Property Group, Ltd.	28,800	24,720
Mercury NZ, Ltd.	13,643	30,331
Precinct Properties New Zealand, Ltd.	27,851	25,670
Pushpay Holdings, Ltd.(1)	12,186	28,396
Restaurant Brands New Zealand, Ltd.	6,134	34,385
SKYCITY Entertainment Group, Ltd.	20,506	51,355
Spark New Zealand, Ltd.	30,063	77,641
Summerset Group Holdings, Ltd.	7,300	31,820
Xero, Ltd.(1)	1,765	50,034
Z Energy, Ltd.	13,924	55,533
		$761,213

Norway — 2.2%
Atea ASA	6,274	$82,696
Austevoll Seafood ASA	4,763	76,547
Borregaard ASA	5,977	53,828
DNB ASA	6,391	115,462
Entra ASA(2)	6,540	88,495
Equinor ASA	7,438	192,393
Europris ASA(2)	9,810	26,106
Gjensidige Forsikring ASA	1,701	26,320
Golar LNG, Ltd.	1,000	26,780
Kongsberg Automotive ASA(1)	23,898	22,394
Kongsberg Gruppen ASA	1,873	30,754
Marine Harvest ASA	4,027	97,495
Nordic Nanovector ASA(1)	2,000	13,182
Salmar ASA	1,386	73,161
SpareBank 1 SMN	3,485	35,517
Telenor ASA	11,588	212,470
Tomra Systems ASA	4,059	100,548
Veidekke ASA	5,744	59,935
Wallenius Wilhelmsen ASA(1)	7,664	26,334
Yara International ASA	3,318	142,486
		$1,502,903

Portugal — 1.1%
Altri SGPS SA	5,303	$46,474
Banco Comercial Portugues SA(1)	332,057	89,319
Corticeira Amorim SGPS SA	2,318	25,476
CTT-Correios de Portugal SA	18,519	71,024
EDP Renovaveis SA	2,527	22,702
EDP-Energias de Portugal SA	23,100	81,153
Galp Energia SGPS SA, Class B	9,466	164,597
Jeronimo Martins SGPS SA	7,890	96,842

24	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Portugal (continued)
NOS SGPS SA	22,214	$124,596
Semapa-Sociedade de Investimento e Gestao	1,523	29,048
		$751,231

Singapore — 2.2%
Ascendas Real Estate Investment Trust	23,500	$42,791
BOC Aviation, Ltd.(2)	5,700	40,858
CapitaLand Commercial Trust, Ltd.	20,500	25,616
CapitaLand Mall Trust	15,800	24,065
ComfortDelGro Corp., Ltd.	14,100	22,959
DBS Group Holdings, Ltd.	6,700	113,682
Ezion Holdings, Ltd.(1)	160,000	6,480
First Resources, Ltd.	21,600	24,632
Flex, Ltd.(1)	11,557	90,838
Genting Singapore, Ltd.	146,700	93,355
Hutchison Port Holdings Trust	44,000	10,824
Jardine Cycle & Carriage, Ltd.	2,600	56,942
Keppel Infrastructure Trust	95,400	31,705
Mapletree Commercial Trust	29,000	33,721
Mapletree Industrial Trust	17,200	22,955
Mapletree Logistics Trust	30,900	27,004
Raffles Medical Group, Ltd.	38,400	29,162
Sheng Siong Group, Ltd.	43,800	34,166
Singapore Airlines, Ltd.	4,000	27,420
Singapore Airport Terminal Services, Ltd.	7,300	26,272
Singapore Exchange, Ltd.	7,000	34,628
Singapore Post, Ltd.	26,100	19,649
Singapore Technologies Engineering, Ltd.	29,000	74,418
Singapore Telecommunications, Ltd.	95,100	217,227
Suntec Real Estate Investment Trust	27,000	34,554
United Overseas Bank, Ltd.	4,500	79,562
Venture Corp., Ltd.	5,900	65,314
Wilmar International, Ltd.	75,000	171,323
		$1,482,122

Spain — 4.5%
Aena SME SA(2)	685	$109,451
Almirall SA	2,800	50,730
Amadeus IT Group SA	4,056	326,608
Banco Bilbao Vizcaya Argentaria SA	14,580	80,468
Banco de Sabadell SA	40,257	53,003
Bankia SA	9,179	28,832
Bankinter SA	3,250	26,627
CaixaBank SA	13,396	54,210
Cellnex Telecom SA(2)	1,600	39,802

Security	Shares	Value

Spain (continued)
Cia de Distribucion Integral Logista Holdings SA	1,300	$31,387
Coca-Cola European Partners PLC	5,400	245,646
Ebro Foods SA	2,380	46,718
Enagas SA	2,600	68,935
Ence Energia y Celulosa SA	5,468	45,930
Endesa SA	1,800	37,636
Ercros SA	10,000	45,450
Ferrovial SA	1,591	31,853
Fluidra SA	2,723	32,923
Grifols SA	5,371	153,021
Grifols SA ADR	5,800	118,436
Iberdrola SA	29,907	211,617
Industria de Diseno Textil SA	9,271	261,300
Lar Espana Real Estate Socimi SA	5,104	50,580
Merlin Properties Socimi SA	15,440	193,464
NH Hotel Group SA	4,264	26,544
Prosegur Cash SA(2)	10,000	19,808
Prosegur Cia de Seguridad SA	4,500	24,992
Red Electrica Corp. SA	2,965	61,395
Repsol SA	13,006	232,402
Siemens Gamesa Renewable Energy SA(1)	3,710	41,088
Telefonica SA	31,915	261,801
Tubacex SA(1)	12,500	44,297
		$3,056,954

Sweden — 4.6%
Alfa Laval AB	2,000	$51,030
Arjo AB, Class B	4,020	13,659
Assa Abloy AB, Class B	2,883	57,345
Attendo AB(2)	5,579	50,450
BillerudKorsnas AB	5,767	68,313
BioGaia AB, Class B	921	37,287
Bonava AB, Class B	2,000	22,589
Castellum AB	6,400	110,321
Com Hem Holding AB	3,895	60,768
Dometic Group AB(2)	3,500	24,444
Elekta AB, Class B	13,663	173,270
Epiroc AB, Class A(1)	2,897	25,424
Epiroc AB, Class B(1)	2,729	22,455
Essity Aktiebolag, Class B	7,154	163,265
Fabege AB	9,116	116,406
Granges AB	4,911	51,920
Hennes & Mauritz AB, Class B	8,337	147,254
Hexagon AB	1,254	61,375
Hexpol AB	5,839	54,034

25	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Sweden (continued)
Holmen AB, Class B	1,298	$29,716
Hufvudstaden AB, Class A	4,938	73,001
Husqvarna AB, Class B	3,790	28,597
Kungsleden AB	6,500	45,436
Lundin Petroleum AB	4,713	143,389
Modern Times Group MTG AB, Class B	1,265	46,696
Mycronic AB	2,681	33,627
NetEnt AB	6,918	35,483
Nibe Industrier AB, Class B	2,889	30,152
Nordea Bank AB	10,249	89,073
Pandox AB	1,500	25,626
Sandvik AB	2,777	43,901
Securitas AB, Class B	1,900	32,563
Skandinaviska Enskilda Banken AB, Class A	10,460	108,244
Skanska AB, Class B	1,238	19,461
Starbreeze AB(1)	28,345	20,303
Svenska Cellulosa AB SCA, Class B	9,048	85,535
Svenska Handelsbanken AB, Class A	9,558	103,894
Swedbank AB, Class A	4,442	99,921
Swedish Match AB	2,446	124,596
Telefonaktiebolaget LM Ericsson, Class B	27,249	237,250
Telia Co. AB	58,664	264,076
Thule Group AB(2)	1,481	29,325
Trelleborg AB, Class B	1,700	30,672
		$3,092,146

Switzerland — 9.2%
Adecco Group AG	1,216	$59,548
Allreal Holding AG	417	63,969
ALSO Holding AG	375	42,501
Ascom Holding AG	1,636	26,091
Baloise Holding AG	509	72,753
Banque Cantonale Vaudoise	57	42,603
Belimo Holding AG	7	31,307
BKW AG	600	38,055
Cembra Money Bank AG	670	56,191
Clariant AG	6,883	148,348
Comet Holding AG	555	56,064
Compagnie Financiere Richemont SA, Class A	8,503	621,489
Daetwyler Holding AG, Bearer Shares	260	39,472
DKSH Holding AG	352	23,732
dormakaba Holding AG	30	21,643
Emmi AG	57	41,430
Ems-Chemie Holding AG	178	98,073
Flughafen Zurich AG	187	36,957

Security	Shares	Value

Switzerland (continued)
Forbo Holding AG	69	$101,277
Geberit AG	233	91,228
Georg Fischer AG	32	29,771
Givaudan SA	132	319,957
Helvetia Holding AG	85	52,065
Inficon Holding AG	86	41,247
Intershop Holding AG	78	38,328
Julius Baer Group, Ltd.	1,336	60,928
Komax Holding AG	194	53,138
Kuehne & Nagel International AG	464	64,489
Landis+Gyr Group AG	1,111	67,393
Mobilezone Holding AG	4,644	51,523
Mobimo Holding AG	275	61,238
Nestle SA	10,507	887,033
Novartis AG	5,726	501,439
Panalpina Welttransport Holding AG	330	40,326
Pargesa Holding SA, Bearer Shares	850	62,399
Partners Group Holding AG	131	93,266
PSP Swiss Property AG	1,056	101,890
Roche Holding AG PC	1,606	390,840
Schindler Holding AG	219	45,477
Schindler Holding AG PC	257	54,192
Schweiter Technologies AG	26	29,524
SFS Group AG	327	32,077
SGS SA	46	109,252
Sika AG	2,248	288,244
Sulzer AG	480	48,179
Swiss Life Holding AG	201	75,820
Swiss Re AG	1,614	145,636
Swisscom AG	617	282,513
Temenos AG	1,500	206,156
Valiant Holding AG	270	30,488
Valora Holding AG	353	88,309
Zehnder Group AG	691	27,646
Zurich Insurance Group AG	620	192,498
		$6,286,012

United Kingdom — 8.8%
Antofagasta PLC	2,458	$24,605
Assura PLC	34,782	23,232
AstraZeneca PLC	5,156	394,381
Auto Trader Group PLC(2)	7,214	37,696
Aveva Group PLC	886	29,637
Aviva PLC	5,903	32,259
Babcock International Group PLC	3,446	26,873

26	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)
BAE Systems PLC	8,600	$57,665
Barratt Developments PLC	3,866	25,357
Berkeley Group Holdings PLC	552	24,671
BHP Billiton PLC	5,162	102,975
Big Yellow Group PLC	2,400	26,424
BP PLC	31,208	225,438
British American Tobacco PLC	4,022	174,355
BT Group PLC	35,867	109,825
Bunzl PLC	1,400	41,300
Burberry Group PLC	1,413	32,696
Cairn Energy PLC(1)	15,590	39,150
Carnival PLC	457	24,909
Centrica PLC	40,776	76,589
Cineworld Group PLC	12,376	46,524
Compass Group PLC	5,483	107,844
Cranswick PLC	994	36,698
Croda International PLC	474	29,196
Derwent London PLC	1,020	38,142
Direct Line Insurance Group PLC	5,000	21,011
Electrocomponents PLC	6,322	50,054
Elementis PLC	6,330	16,539
Essentra PLC	5,799	28,267
Experian PLC	2,631	60,511
F&C Commercial Property Trust, Ltd.	14,249	24,506
Ferguson PLC	689	46,452
Fresnillo PLC	2,137	23,174
GlaxoSmithKline PLC	12,020	232,800
Great Portland Estates PLC	4,065	36,169
Halma PLC	4,420	75,009
Hammerson PLC	11,181	62,423
Howden Joinery Group PLC	5,263	31,513
HSBC Holdings PLC	24,670	203,024
Imperial Brands PLC	1,796	60,835
Informa PLC	6,492	59,243
Inmarsat PLC	10,117	58,835
Intertek Group PLC	543	32,535
Johnson Matthey PLC	1,560	59,145
Kcom Group PLC	18,722	22,051
Kingfisher PLC	14,750	47,896
Land Securities Group PLC	6,288	68,402
Legal & General Group PLC	20,937	67,184
Lloyds Banking Group PLC	117,231	85,548
London Stock Exchange Group PLC	511	28,155
LondonMetric Property PLC	32,609	75,092
Merlin Entertainments PLC(2)	8,625	35,620
Micro Focus International PLC	6,024	93,385

Security	Shares	Value

United Kingdom (continued)
Mimecast, Ltd.(1)	800	$27,888
Mondi PLC	1,350	31,791
Moneysupermarket.com Group PLC	13,551	50,795
National Grid PLC	30,876	326,175
NCC Group PLC	10,809	27,074
Next PLC	582	38,664
Paragon Banking Group PLC	4,937	26,830
Pearson PLC	5,912	67,917
Persimmon PLC	1,061	31,052
Phoenix Group Holdings	2,631	20,222
Playtech PLC	4,633	28,330
QinetiQ Group PLC	8,311	29,439
Randgold Resources, Ltd.	329	25,877
Reckitt Benckiser Group PLC	1,112	89,921
RELX PLC	5,362	106,042
Rentokil Initial PLC	5,526	22,284
Rightmove PLC	13,046	75,309
Rio Tinto PLC	2,924	141,962
Rolls-Royce Holdings PLC	6,692	71,766
Rolls-Royce Holdings PLC, C Shares	307,832	393
Royal Dutch Shell PLC, Class A	7,981	254,259
Royal Mail PLC	6,900	31,677
RPC Group PLC	3,999	38,979
RSA Insurance Group PLC	4,203	30,228
Safestore Holdings PLC	3,803	25,967
Segro PLC	8,635	67,697
Severn Trent PLC	3,397	80,728
Shaftesbury PLC	2,131	24,402
Smith & Nephew PLC	3,742	60,826
Spectris PLC	1,521	41,614
St. James’s Place PLC	1,932	24,968
Standard Life Aberdeen PLC	4,708	16,259
Stobart Group, Ltd.	10,700	29,024
TalkTalk Telecom Group PLC	20,733	31,706
Tate & Lyle PLC	7,007	60,247
Taylor Wimpey PLC	12,334	25,396
Tritax Big Box REIT PLC	37,589	68,625
Unilever PLC	2,083	110,336
UNITE Group PLC (The)	2,424	26,393
United Utilities Group PLC	9,445	87,524
Victrex PLC	874	29,564
WH Smith PLC	1,016	25,255
Whitbread PLC	600	33,737
William Hill PLC	6,621	17,799
WM Morrison Supermarkets PLC	8,786	27,836
		$6,004,596

27	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

United States — 0.0%(4)
International Flavors & Fragrances, Inc.	1	$123
		$123

Total Common Stocks (identified cost $65,236,800)		$67,120,614

Rights(1) — 0.0%(4)
Security	Shares	Value
Beni Stabili SpA SIIQ, Exp. 11/9/18	54,219	$1,683

Total Rights (identified cost $0)		$1,683

Warrants(1) — 0.0%
Security	Shares	Value
Ezion Holdings, Ltd., Exp. 4/16/23, Strike SGD 0.2763	96,000	$0

Total Warrants (identified cost $0)		$0

Short-Term Investments — 0.5%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(5)	349,235	$349,200

Total Short-Term Investments (identified cost $349,224)		$349,200

Total Investments — 99.2% (identified cost $65,586,024)		$67,471,497

Other Assets, Less Liabilities — 0.8%		$570,211

Net Assets — 100.0%		$68,041,708

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $1,578,462 or 2.3% of the Portfolio’s net assets.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 7).

(4)	Amount is less than 0.05%.
(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Currency Concentration of Portfolio
Currency	Percentage of Net Assets	Value
Euro	38.0%	$25,856,516
Japanese Yen	13.0	8,863,868
Swiss Franc	9.4	6,404,244
British Pound Sterling	9.1	6,217,207
Australian Dollar	8.7	5,935,090
Swedish Krona	4.6	3,092,146
Hong Kong Dollar	4.0	2,708,264
United States Dollar	3.2	2,200,584
Danish Krone	2.2	1,501,936
Norwegian Krone	2.2	1,476,123
Singapore Dollar	2.0	1,339,602
Israeli Shekel	1.7	1,164,738
New Zealand Dollar	1.1	711,179
Total Investments	99.2%	$67,471,497

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value
Industrials	10.6%	$7,212,215
Consumer Staples	10.6	7,194,962
Financials	10.5	7,156,417
Health Care	9.7	6,625,684
Consumer Discretionary	9.5	6,449,536
Communication Services	9.4	6,371,676
Materials	9.1	6,173,374
Information Technology	8.5	5,790,221
Real Estate	8.1	5,509,067
Utilities	7.0	4,761,779
Energy	5.7	3,877,366
Short-Term Investments	0.5	349,200
Total Investments	99.2%	$67,471,497

Abbreviations:

ADR	–	American Depositary Receipt
CDI	–	CHESS Depositary Interest
PC	–	Participation Certificate
PFC Shares	–	Preference Shares

Currency Abbreviations:

SGD	–	Singapore Dollar

28	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $65,236,800)	$67,122,297
Affiliated investment, at value (identified cost, $349,224)	349,200
Foreign currency, at value (identified cost, $143,868)	143,118
Dividends receivable	109,674
Dividends receivable from affiliated investment	387
Receivable for investments sold	38,028
Tax reclaims receivable	389,328
Total assets	$68,152,032

Liabilities
Payable for investments purchased	$394
Payable to affiliates:
Investment adviser fee	29,738
Trustees’ fees	308
Accrued expenses	79,884
Total liabilities	$110,324
Net Assets applicable to investors’ interest in Portfolio	$68,041,708

29	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends (net of foreign taxes, $542,715)	$1,941,555
Dividends from affiliated investment	3,346
Total investment income	$1,944,901

Expenses
Investment adviser fee	$372,449
Trustees’ fees and expenses	3,597
Custodian fee	82,616
Legal and accounting services	61,975
Miscellaneous	7,686
Total expenses	$528,323

Net investment income	$1,416,578

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(192,622)
Investment transactions — affiliated investment	(35)
Foreign currency transactions	(18,895)
Net realized loss	$(211,552)
Change in unrealized appreciation (depreciation) —
Investments	$(5,284,575)
Investments — affiliated investment	(24)
Foreign currency	(5,032)
Net change in unrealized appreciation (depreciation)	$(5,289,631)

Net realized and unrealized loss	$(5,501,183)

Net decrease in net assets from operations	$(4,084,605)

30	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$1,416,578	$1,593,188
Net realized gain (loss)	(211,552)	4,671,614
Net change in unrealized appreciation (depreciation)	(5,289,631)	7,559,578
Net increase (decrease) in net assets from operations	$(4,084,605)	$13,824,380
Capital transactions —
Contributions	$5,441,279	$4,732,173
Withdrawals	(8,995,378)	(8,271,174)
Net decrease in net assets from capital transactions	$(3,554,099)	$(3,539,001)

Net increase (decrease) in net assets	$(7,638,704)	$10,285,379

Net Assets
At beginning of year	$75,680,412	$65,395,033
At end of year	$68,041,708	$75,680,412

31	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.71%	0.68%	0.97%	0.92%	0.92%
Net investment income	1.90%	2.30%	2.19%	2.06%	2.55	%(2)
Portfolio Turnover	30%	26%	14%	11%	53%

Total Return	(5.77)%	22.05%	0.74%	0.31%	1.30%

Net assets, end of year (000’s omitted)	$68,042	$75,680	$65,395	$71,918	$111,032

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes special dividends equal to 0.41% of average daily net assets.

32	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 53.0% and 47.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

33

Tax-Managed International Equity Portfolio

October 31, 2018

Notes to Financial Statements — continued

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion or over, the annual fee is reduced. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $372,449 or 0.50% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $21,860,469 and $23,734,316, respectively, for the year ended October 31, 2018.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$65,808,688

Gross unrealized appreciation	$7,841,779
Gross unrealized depreciation	(6,178,970)

Net unrealized appreciation	$1,662,809

34

Tax-Managed International Equity Portfolio

October 31, 2018

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Asia/Pacific	$330,904	$19,848,960		$11,702	$20,191,566
Developed Europe	838,464	44,571,001		—	45,409,465
Developed Middle East	354,845	1,164,615		—	1,519,460
North America	123	—		—	123

Total Common Stocks	$1,524,336	$65,584,576	**	$11,702	$67,120,614

Rights	$—	$1,683		$—	$1,683
Warrants	—	0		—	0
Short-Term Investments	—	349,200		—	349,200

Total Investments	$1,524,336	$65,935,459		$11,702	$67,471,497

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

35

Tax-Managed International Equity Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

36

Parametric Tax-Managed International Equity Fund

Tax-Managed International Equity Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Parametric Tax-Managed International Equity Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	2,598,632	10,369
Keith Quinton	2,598,632	10,369
Marcus L. Smith	2,598,632	10,369
Susan J. Sutherland	2,599,462	9,539
Scott E. Wennerholm	2,598,632	10,369

Results	are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Tax-Managed International Equity Portfolio.

Tax-Managed International Equity Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Mark R. Fetting	100%	0%
Keith Quinton	100%	0%
Marcus L. Smith	100%	0%
Susan J. Sutherland	100%	0%
Scott E. Wennerholm	100%	0%

Results	are rounded to the nearest whole number.

37

Parametric Tax-Managed International Equity Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

38

Parametric Tax-Managed International Equity Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

39

Parametric Tax-Managed International Equity Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser of Tax-Managed International Equity Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Tax-Managed International Equity Portfolio

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Administrator of Parametric Tax-Managed International Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

38    10.31.18

Eaton Vance

Short Duration Government Income Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Short Duration Government Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Special Meeting of Shareholders	29

Management and Organization	30

Important Notices	33

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2018. U.S. equities generated healthy gains and higher-yielding sectors of the U.S. income market advanced. However, a global trend of rising bond yields and widening credit spreads culminated in losses for major U.S. investment-grade and international bond indexes. International equity markets were also generally weak, while the U.S. dollar strengthened against most foreign currencies.

Growth in the U.S. economy and corporate earnings accelerated during the period, boosted by tax reform. With the economy on solid ground and inflation under control, the U.S. Federal Reserve (the Fed) raised interest rates four times during the period and reduced the size of its balance sheet.

Overseas, the European Central Bank (ECB) tapered its monthly bond purchases and announced it would end them entirely by December 2018. Nonetheless, the ECB held interest rates at record lows amid softening economic growth and heightened political uncertainty in the region. Rising populism and anti-immigration sentiment permeated eurozone politics during the period, as illustrated by a budget standoff between the newly elected Italian government and the European Union. In Japan, the central bank remained highly accommodative in an effort to revive inflation and allowed 10-year government bond yields to edge higher.

During the period, the backdrop for emerging markets deteriorated as global liquidity tightened, the eurozone economy lost momentum, and China’s already-slowing economy began to feel the effects of U.S. trade tariffs. Developments in a handful of larger emerging markets exacerbated these broad headwinds, including U.S. sanctions against Russia, a currency crisis in Argentina, and escalating political tensions between Turkey and the U.S. A strong rally in oil prices was an additional challenge for oil-importing countries like China and India, and a boost for exporters.

In the U.S., the extremely low volatility that characterized markets in 2017 took a bumpier course in 2018. The U.S. labor market exceeded economist expectations during the period, as the unemployment rate fell to a multi-decade low. Partially because of the strength in the U.S. labor market, the Fed hiked the federal funds rate four times over the period, for a total of 100 basis points. The Fed also ramped up its balance sheet normalization plan over the course of the year, draining liquidity from the financial system at a pace of roughly $150 billion per quarter.

Against this backdrop, the U.S. Treasury curve flattened for the fifth consecutive year, as Treasury yields rose across the entire curve on the back of stronger growth and Fed interest rate hikes. Spreads in the agency mortgage-backed securities market widened gradually over the course of the year. Agency prepayment speeds continued to slow over the year, as mortgage rates hit multi-year highs.

Fund Performance

For the 12-month period ended October 31, 2018, Eaton Vance Short Duration Government Income Fund (the Fund) Class A shares at net asset value (NAV) returned 1.85%. By comparison, the Fund’s benchmark, the ICE BofAML 1-3 Year U.S. Treasury Index (the Index),2 returned 0.25% for the period.

Going into the year, Fund management believed the bond market was underestimating the Fed’s resolve to normalize the federal funds rate, pricing in only two projected interest rate hikes for the period. Given this view, management felt the short-end of the Treasury curve was most susceptible to a sell-off and determined that maintaining a shorter-than-Index duration5 was appropriate.

The leading driver of outperformance for the Fund over the course of the year was its investments in floating-rate agency mortgage-backed securities (MBS), which outperformed both Treasurys and fixed-rate agency MBS, as Treasury yields rose. As the Fed hiked interest rates four times over the year, the coupons on floating-rate agency MBS reset higher by 100 basis points, providing more yield to investors.

The Fund’s small investment in negative duration, interest-only agency MBS also boosted returns during the period. As interest rates rose, prepayments slowed on the Fund’s interest-only agency MBS, while prices increased due to expectations that the stream of income provided by these securities would extend.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Performance2,3

Portfolio Manager Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2002	09/30/2002	1.85%	1.66%	2.44%
Class A with 2.25% Maximum Sales Charge	—	—	–0.44	1.19	2.20
Class C at NAV	09/30/2002	09/30/2002	1.24	1.05	1.82
Class C with 1% Maximum Sales Charge	—	—	0.25	1.05	1.82
Class I at NAV	05/04/2009	09/30/2002	2.11	1.91	2.66
ICE BofAML 1–3 Year U.S. Treasury Index	—	—	0.25%	0.57%	1.01%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.91%	1.52%	0.66%
Net			0.85	1.45	0.60

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2008	$11,976	N.A.
Class I	$250,000	10/31/2008	$325,245	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Fund Profile

Asset Allocation (% of total investments)

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

On October 12, 2018, the Fund received its pro-rata share of net assets from Short-Term U.S. Government Portfolio, the Portfolio the Fund previously invested in, and the Portfolio was terminated. As of October 15, 2018, the Fund invests its assets directly.

5

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,007.10	$4.50	0.89%
Class C	$1,000.00	$1,004.00	$7.53	1.49%
Class I	$1,000.00	$1,008.30	$3.29	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.55	0.89%
Class C	$1,000.00	$1,017.70	$7.58	1.49%
Class I	$1,000.00	$1,021.90	$3.31	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio for the period when the Fund’s assets were invested in the Portfolio.

6

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Portfolio of Investments

Mortgage Pass-Throughs — 27.3%
Security	Principal Amount (000’s omitted)		Value
Federal Home Loan Mortgage Corp.:
2.268%, (COF + 1.25%), with maturity at 2025(1)	$134		$134,226
2.661%, (COF + 1.87%), with maturity at 2022(1)	1		608
2.875%, (COF + 1.25%), with maturity at 2035(1)	1,321		1,349,803
3.068%, (COF + 2.26%), with maturity at 2025(1)	316		325,281
3.25%, (1 yr. CMT + 2.00%), with maturity at 2020(1)	0	(2)	9
3.485%, (COF + 1.25%), with maturity at 2032(1)	268		265,612
3.769%, (COF + 1.25%), with maturity at 2034(1)	100		105,073
3.869%, (1 yr. CMT + 1.98%), with maturity at 2034(1)	2,350		2,445,813
3.935%, (1 yr. CMT + 2.23%), with maturity at 2036(1)	1,680		1,765,495
3.96%, (1 yr. CMT + 2.24%), with maturity at 2038(1)	1,658		1,738,287
4.072%, (COF + 2.29%), with maturity at 2037(1)	1,443		1,504,103
4.109%, (1 yr. CMT + 2.28%), with maturity at 2023(1)	249		250,691
4.189%, (5 yr. CMT + 2.52%), with maturity at 2032(1)	327		333,718
4.21%, (COF + 1.25%), with maturity at 2029(1)	47		46,920
4.282%, (1 yr. CMT + 2.26%), with maturity at 2035(1)	4,389		4,613,726
4.354%, (1 yr. CMT + 2.33%), with maturity at 2036(1)	1,713		1,806,270
4.443%, (COF + 1.25%), with maturity at 2030(1)	383		405,974
4.50%, with maturity at 2035	741		763,204
4.50%, with maturity at 2048(3)	48,000		49,130,064
4.669%, (COF + 1.25%), with maturity at 2033(1)	1,516		1,562,067
5.00%, with maturity at 2018	1		1,424
6.00%, with maturity at 2029	251		271,593
7.00%, with various maturities to 2035	564		624,151
8.00%, with various maturities to 2025	4		4,632
			$69,448,744
Federal National Mortgage Association:
2.184%, (COF + 1.25%), with maturity at 2033(1)	$294		$297,004
2.268%, with various maturities to 2037(1)	557		561,401
2.30%, (COF + 1.25%), with maturity at 2038(1)	209		210,413
2.547%, (COF + 1.25%), with maturity at 2020(1)	4		4,071
2.81%, (COF + 1.25%), with maturity at 2036(1)	152		148,784
2.816%, (COF + 1.80%), with maturity at 2029(1)	4		3,628
2.928%, (COF + 2.10%), with maturity at 2030(1)	190		194,994
3.104%, (COF + 2.25%), with maturity at 2030(1)	12		12,078
3.142%, (COF + 1.25%), with maturity at 2034(1)	1,155		1,186,662

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
3.277%, (COF + 1.25%), with maturity at 2036(1)	$369	$364,847
3.463%, (COF + 2.70%), with maturity at 2021(1)	4	4,426
3.508%, (COF + 1.25%), with maturity at 2034(1)	1,770	1,839,316
3.593%, (COF + 2.36%), with maturity at 2026(1)	369	383,180
3.682%, (COF + 1.25%), with maturity at 2035(1)	554	574,189
3.77%, (COF + 1.79%), with maturity at 2036(1)	1,022	1,072,571
3.807%, (1 yr. CMT + 2.13%), with maturity at 2031(1)	1,148	1,171,612
3.856%, (1 yr. USD LIBOR + 1.75%), with maturity at 2035(1)	1,174	1,233,703
3.882%, (COF + 1.77%), with maturity at 2035(1)	529	557,979
3.903%, (COF + 1.25%), with maturity at 2034(1)	1,108	1,147,772
3.933%, (COF + 1.25%), with maturity at 2036(1)	95	95,841
3.951%, (1 yr. CMT + 2.15%), with maturity at 2040(1)	540	564,244
3.982%, (1 yr. CMT + 2.18%), with maturity at 2036(1)	458	478,616
3.999%, (1 yr. CMT + 2.14%), with maturity at 2037(1)	1,422	1,486,321
4.032%, (1 yr. CMT + 2.20%), with maturity at 2039(1)	2,663	2,765,817
4.036%, (COF + 1.74%), with maturity at 2035(1)	789	812,895
4.107%, (COF + 1.25%), with maturity at 2033(1)	442	457,263
4.166%, (COF + 1.81%), with maturity at 2034(1)	438	464,535
4.167%, (1 yr. CMT + 2.45%), with maturity at 2038(1)	806	842,652
4.175%, (1 yr. USD LIBOR + 1.80%), with maturity at 2034(1)	632	661,213
4.237%, (1 yr. CMT + 2.25%), with maturity at 2033(1)	3,643	3,837,630
4.304%, (COF + 1.84%), with maturity at 2021(1)	27	27,229
4.343%, (1 yr. CMT + 2.12%), with maturity at 2033(1)	371	388,240
4.349%, (1 yr. CMT + 2.51%), with maturity at 2019(1)	23	22,862
4.50%, with maturity at 2048	50,020	50,711,925
4.669%, (COF + 1.49%), with maturity at 2029(1)	589	624,214
4.74%, (COF + 1.87%), with maturity at 2034(1)	569	590,046
4.839%, (COF + 1.83%), with maturity at 2021(1)	51	51,417
5.00%, with various maturities to 2048	28,413	29,182,765
5.106%, (COF + 1.73%), with maturity at 2034(1)	273	289,142
6.00%, with various maturities to 2031	380	407,694
6.322%, (COF + 2.00%, Floor 6.322%), with maturity at 2032(1)	146	156,047
7.00%, with maturity at 2035	2,585	2,894,321
8.00%, with maturity at 2034	464	512,257
		$109,293,816

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Government National Mortgage Association:
3.125%, ( 1 yr. CMT + 1.50%), with various maturities to 2027(1)	$327	$332,511
4.50%, with various maturities to 2048	74,263	76,433,765
4.50% with maturity at 2048(3)	1,368	1,406,868
4.51%, with maturity at 2048(3)	2,987	3,071,449
5.00%, with various maturities to 2048	200,207	208,686,737
5.10%, with maturity at 2048(3)	7,506	7,838,055
8.25%, with maturity at 2020	6	5,670
		$297,775,055

Total Mortgage Pass-Throughs (identified cost $478,940,210)		$476,517,615

Collateralized Mortgage Obligations — 66.8%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 1395, Class F, 1.665%, (COF + 0.65%), 10/15/22(4)	$13	$13,440
Series 2135, Class JZ, 6.00%, 3/15/29	812	871,400
Series 3866, Class DF, 3.73%, (1 mo. USD LIBOR + 1.45%), 5/15/41(4)	2,325	2,393,538
Series 4102, Class DF, 3.406%, (1 mo. USD LIBOR + 1.15%), 9/15/42(4)	2,315	2,356,816
Series 4114, Class YF, 3.38%, (1 mo. USD LIBOR + 1.00%), 10/15/42(4)	3,209	3,266,288
Series 4159, Class FP, 3.156%, (1 mo. USD LIBOR + 0.90%), 11/15/42(4)	2,027	2,031,041
Series 4177, Class MP, 2.50%, 3/15/43	481	426,594
Series 4180, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 1/15/43(4)	5,700	5,711,165
Series 4204, Class AF, 3.256%, (1 mo. USD LIBOR + 1.00%), 5/15/43(4)	2,855	2,860,770
Series 4223, Class NF, 3.206%, (1 mo. USD LIBOR + 0.95%), 7/15/43(4)	7,130	7,227,494
Series 4249, Class CF, 3.056%, (1 mo. USD LIBOR + 0.80%), 9/15/43(4)	16,849	17,019,129
Series 4299, Class JG, 2.50%, 7/15/43	4,978	4,817,802
Series 4337, Class YT, 3.50%, 4/15/49	2,417	2,348,658
Series 4385, Class SC, 4.069%, (9.33% – 1 mo. USD LIBOR x 2.33), 9/15/44(5)	110	80,552
Series 4389, Class CA, 3.00%, 9/15/44	6,147	5,930,918
Series 4407, Class LN, 4.064%, (9.32% – 1 mo. USD LIBOR x 2.33), 12/15/43(5)	54	45,422
Series 4448, Class AF, 3.256%, (1 mo. USD LIBOR + 1.00%), 5/15/43(4)	12,018	12,104,202
Series 4495, Class JA, 3.50%, 5/15/45	1,949	1,886,614

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 4584, Class PM, 3.00%, 5/15/46	$2,380	$2,285,970
Series 4594, Class FM, 3.256%, (1 mo. USD LIBOR + 1.00%), 6/15/46(4)	1,498	1,511,933
Series 4608, Class TV, 3.50%, 1/15/55	2,348	2,230,092
Series 4619, Class KF, 3.006%, (1 mo. USD LIBOR + 0.75%), 6/15/39(4)	1,965	1,956,585
Series 4631, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 10/15/46(4)	1,770	1,781,902
Series 4631, Class NF, 3.256%, (1 mo. USD LIBOR + 1.00%), 11/15/46(4)	12,784	12,883,513
Series 4637, Class QF, 3.256%, (1 mo. USD LIBOR + 1.00%), 4/15/44(4)	12,953	12,976,677
Series 4639, Class KF, 3.556%, (1 mo. USD LIBOR + 1.30%), 12/15/44(4)	11,005	11,166,078
Series 4645, Class CF, 3.256%, (1 mo. USD LIBOR + 1.00%), 3/15/44(4)	9,636	9,669,379
Series 4648, Class WF, 3.256%, (1 mo. USD LIBOR + 1.00%), 1/15/47(4)	686	689,556
Series 4678, Class PC, 3.00%, 1/15/46	7,662	7,516,877
Series 4680, Class YF, 3.256%, (1 mo. USD LIBOR + 1.00%), 12/15/46(4)	2,509	2,499,748
Series 4681, Class JZ, 2.50%, 5/15/47	1,048	938,032
Series 4681, Class MF, 3.256%, (1 mo. USD LIBOR + 1.00%), 5/15/47(4)	559	560,807
Series 4700, Class UF, 3.256%, (1 mo. USD LIBOR + 1.00%), 4/15/47(4)	6,147	6,170,153
Series 4703, Class TZ, 4.00%, 7/15/47	325	305,267
Series 4708, Class F, 2.58%, (1 mo. USD LIBOR + 0.30%), 8/15/47(4)	16,686	16,705,584
Series 4717, Class PF, 3.28%, (1 mo. USD LIBOR + 1.00%), 8/15/47(4)	9,976	9,989,363
Series 4731, Class FQ, 3.256%, (1 mo. USD LIBOR + 1.00%), 11/15/47(4)	2,621	2,627,216
Series 4735, Class F, 3.256%, (1 mo. USD LIBOR + 1.00%), 12/15/47(4)	7,093	7,115,882
Series 4746, Class CZ, 4.00%, 11/15/47	1,882	1,786,216
Series 4749, Class HF, 3.256%, (1 mo. USD LIBOR + 1.00%), 1/15/48(4)	6,752	6,777,648
Series 4751, Class ZC, 4.00%, 11/15/47	1,595	1,524,345
Series 4754, Class FJ, 3.256%, (1 mo. USD LIBOR + 1.00%), 4/15/44(4)	9,170	9,187,632
Series 4754, Class FK, 3.256%, (1 mo. USD LIBOR + 1.00%), 1/15/54(4)	15,137	15,170,809
Series 4767, Class FK, 3.256%, (1 mo. USD LIBOR + 1.00%), 3/15/48(4)	11,286	11,289,852
Series 4767, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 3/15/48(4)	3,447	3,447,947
Series 4768, Class JF, 3.256%, (1 mo. USD LIBOR + 1.00%), 2/15/48(4)	4,093	4,097,763

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 4774, Class MH, 4.50%, 12/15/42	$18,201	$18,654,445
Series 4774, Class QD, 4.50%, 1/15/43	9,174	9,402,524
Series 4775, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 2/15/48(4)	5,029	5,030,678
Series 4776, Class C, 4.50%, 3/15/43	18,105	18,554,593
Series 4777, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 4/15/48(4)	7,918	7,912,782
Series 4795, Class FK, 3.256%, (1 mo. USD LIBOR + 1.00%), 4/15/48(4)	6,348	6,349,726
Series 4795, Class NF, 3.256%, (1 mo. USD LIBOR + 1.00%), 6/15/48(4)	32,241	32,224,067
Series 4808, Class FA, 3.28%, (1 mo. USD LIBOR + 1.00%), 6/15/48(4)	5,657	5,659,586
Series 4814, Class KC, 4.50%, 5/15/43	24,161	24,823,080
Series 4815, Class DF, 3.256%, (1 mo. USD LIBOR + 1.00%), 8/15/48(4)	14,281	14,296,313
Series 4818, Class BF, 3.28%, (1 mo. USD LIBOR + 1.00%), 8/15/48(4)	14,328	14,354,711
Series 4820, Class EF, 2.58%, (1 mo. USD LIBOR + 0.30%), 3/15/48(4)	53,337	53,321,299
Series 4840, Class GF, 3.28%, (1 mo. USD LIBOR + 1.00%), 11/15/48(4)	6,449	6,489,832
Interest Only:(6)
Series 354, Class C15, 3.50%, 11/15/46	37,055	7,884,661
Series 362, Class C11, 4.00%, 12/15/47	21,139	4,900,989
Series 362, Class C12, 4.00%, 12/15/47	26,189	6,366,497
Series 3030, Class SL, 3.821%, (6.10% - 1 mo. USD LIBOR), 9/15/35(5)	2,623	350,332
Series 3114, Class TS, 4.371%, (6.65% - 1 mo. USD LIBOR), 9/15/30(5)	6,123	619,031
Series 3339, Class JI, 4.311%, (6.59% - 1 mo. USD LIBOR), 7/15/37(5)	2,156	305,453
Series 3872, Class NI, 5.50%, 12/15/21	1,650	78,561
Series 4088, Class EI, 3.50%, 9/15/41	3,680	634,304
Series 4094, Class CS, 3.721%, (6.00% - 1 mo. USD LIBOR), 8/15/42(5)	4,097	653,408
Series 4109, Class SA, 3.921%, (6.20% - 1 mo. USD LIBOR), 9/15/32(5)	3,052	430,858
Series 4212, Class SA, 3.921%, (6.20% - 1 mo. USD LIBOR), 7/15/38(5)	6,089	311,612
Series 4452, Class SP, 3.921%, (6.20% - 1 mo. USD LIBOR), 10/15/43(5)	4,560	669,883
Series 4497, Class CS, 3.921%, (6.20% - 1 mo. USD LIBOR), 9/15/44(5)	3,334	652,004
Series 4507, Class EI, 4.00%, 8/15/44	10,897	2,142,317
Series 4507, Class MI, 3.50%, 8/15/44	4,473	903,565
Series 4520, Class PI, 4.00%, 8/15/45	21,755	3,692,965
Series 4549, Class DS, 3.621%, (5.90% - 1 mo. USD LIBOR), 8/15/45(5)	8,656	1,589,131

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Interest Only: (continued)
Series 4637, Class IP, 3.50%, 4/15/44	$3,187	$568,153
Series 4653, Class PI, 3.50%, 7/15/44	3,733	605,325
Series 4672, Class LI, 3.50%, 1/15/43	3,824	552,121
Series 4676, Class DI, 4.00%, 7/15/44	6,251	1,102,291
Series 4749, Class IL, 4.00%, 12/15/47	5,564	1,384,922
Series 4768, Class IO, 4.00%, 3/15/48	6,618	1,640,144
Series 4768, Class KI, 4.00%, 11/15/47	10,894	2,536,527
Series 4772, Class PI, 4.00%, 1/15/48	6,802	1,645,568
Series 4791, Class JI, 4.00%, 5/15/48	14,502	3,694,585
Principal Only:(7)
Series 213, Class PO, 0.00%, 6/1/31	2,746	2,384,280
Series 239, Class PO, 0.00%, 8/15/36	1,364	1,128,257
Series 246, Class PO, 0.00%, 5/15/37	3,067	2,729,797
Series 3072, Class WO, 0.00%, 11/15/35	1,229	1,029,161
Series 3342, Class KO, 0.00%, 7/15/37	387	337,448
Series 3476, Class PO, 0.00%, 7/15/38	706	589,788
Series 3862, Class PO, 0.00%, 5/15/41	1,221	1,010,546
		$508,452,789
Federal National Mortgage Association:
Series G93-17, Class FA, 3.281%, (1 mo. USD LIBOR + 1.00%), 4/25/23(4)	$35	$35,648
Series G93-36, Class ZQ, 6.50%, 12/25/23	181	189,932
Series G97-4, Class FA, 3.09%, (1 mo. USD LIBOR + 0.80%), 6/17/27(4)	212	214,427
Series 1993-203, Class PL, 6.50%, 10/25/23	174	183,439
Series 1994-14, Class F, 2.615%, (COF + 1.60%), 10/25/23(4)	165	167,026
Series 2001-4, Class GA, 9.20%, 4/17/25(8)	10	10,247
Series 2009-48, Class WA, 5.827%, 7/25/39(5)(8)	650	689,405
Series 2009-62, Class WA, 5.574%, 8/25/39(8)	1,046	1,104,114
Series 2010-112, Class DZ, 4.00%, 10/25/40	1,147	1,161,835
Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(5)	387	410,542
Series 2012-14, Class MH, 2.00%, 12/25/40	338	326,689
Series 2012-35, Class GE, 3.00%, 5/25/40	5,269	5,210,082
Series 2012-51, Class FD, 2.861%, (1 mo. USD LIBOR + 0.58%), 5/25/42(4)	38,752	39,163,190
Series 2012-134, Class ZT, 2.00%, 12/25/42	2,736	2,124,946
Series 2013-19, Class HF, 3.281%, (1 mo. USD LIBOR + 1.00%), 3/25/43(4)	2,635	2,643,817
Series 2013-52, Class GA, 1.00%, 6/25/43	3,270	3,094,190
Series 2013-52, Class MD, 1.25%, 6/25/43	2,953	2,626,160
Series 2013-67, Class NF, 3.281%, (1 mo. USD LIBOR + 1.00%), 7/25/43(4)	1,856	1,862,210

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
Series 2013-119, Class PD, 2.50%, 1/25/43	$432	$421,334
Series 2014-1, Class HF, 3.756%, (1 mo. USD LIBOR + 1.50%), 6/25/43(4)	2,000	2,024,021
Series 2014-5, Class LB, 2.50%, 7/25/43	1,318	1,288,703
Series 2015-4, Class BF, 2.681%, (1 mo. USD LIBOR + 0.40%), 2/25/45(4)	13,593	13,676,154
Series 2015-74, Class SL, 1.009%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(5)	1,883	1,007,996
Series 2015-93, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 1/25/46(4)	703	709,599
Series 2016-20, Class ZA, 2.50%, 12/25/41	1,720	1,441,298
Series 2016-22, Class ZE, 3.00%, 6/25/44	3,366	2,812,699
Series 2016-49, Class VF, 3.256%, (1 mo. USD LIBOR + 1.00%), 8/25/46(4)	2,129	2,145,896
Series 2016-55, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 8/25/46(4)	2,083	2,098,361
Series 2016-89, Class ZH, 3.00%, 12/25/46	809	727,659
Series 2017-13, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 2/25/47(4)	1,032	1,040,831
Series 2017-15, Class LE, 3.00%, 6/25/46	3,935	3,840,360
Series 2017-20, Class KB, 3.00%, 4/25/47	1,751	1,639,425
Series 2017-26, Class NF, 3.256%, (1 mo. USD LIBOR + 1.00%), 4/25/47(4)	15,559	15,680,018
Series 2017-39, Class JZ, 3.00%, 5/25/47	1,067	949,068
Series 2017-49, Class PF, 3.256%, (1 mo. USD LIBOR + 1.00%), 7/25/47(4)	2,021	2,018,009
Series 2017-50, Class CZ, 3.00%, 7/25/53	1,374	1,308,509
Series 2017-56, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 7/25/47(4)	6,972	7,011,400
Series 2017-57, Class FA, 2.681%, (1 mo. USD LIBOR + 0.40%), 8/25/57(4)	11,215	11,275,414
Series 2017-60, Class NF, 3.256%, (1 mo. USD LIBOR + 1.00%), 8/25/47(4)	3,813	3,815,755
Series 2017-66, Class ZJ, 3.00%, 9/25/57	3,257	2,690,925
Series 2017-76, Class Z, 3.00%, 10/25/57	3,236	2,766,518
Series 2017-96, Class FM, 3.256%, (1 mo. USD LIBOR + 1.00%), 12/25/57(4)	3,234	3,241,529
Series 2017-96, Class Z, 3.00%, 12/25/57	1,082	950,805
Series 2017-99, Class FY, 3.256%, (1 mo. USD LIBOR + 1.00%), 12/25/47(4)	6,051	6,040,837
Series 2017-105, Class BF, 3.156%, (1 mo. USD LIBOR + 0.90%), 1/25/48(4)	4,004	3,954,256
Series 2017-106, Class HF, 3.256%, (1 mo. USD LIBOR + 1.00%), 1/25/48(4)	3,914	3,919,463
Series 2017-109, Class LF, 3.206%, (1 mo. USD LIBOR + 0.95%), 1/25/48(4)	1,149	1,145,834
Series 2018-4, Class FM, 2.581%, (1 mo. USD LIBOR + 0.30%), 2/25/48(4)	30,415	30,404,862

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
Series 2018-11, Class CF, 3.281%, (1 mo. USD LIBOR + 1.00%), 2/25/48(4)	$4,080	$4,099,667
Series 2018-13, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 3/25/48(4)	4,181	4,174,372
Series 2018-13, Class NF, 3.256%, (1 mo. USD LIBOR + 1.00%), 12/25/57(4)	6,519	6,531,504
Series 2018-14, Class TF, 3.256%, (1 mo. USD LIBOR + 1.00%), 3/25/48(4)	6,623	6,615,374
Series 2018-19, Class NF, 3.256%, (1 mo. USD LIBOR + 1.00%), 4/25/58(4)	6,799	6,805,377
Series 2018-39, Class EF, 2.581%, (1 mo. USD LIBOR + 0.30%), 6/25/48(4)	14,327	14,322,952
Series 2018-47, Class JF, 3.256%, (1 mo. USD LIBOR + 1.00%), 7/25/48(4)	5,227	5,229,000
Series 2018-52, Class F, 3.281%, (1 mo. USD LIBOR + 1.00%), 7/25/48(4)	14,450	14,463,140
Series 2018-57, Class FL, 2.581%, (1 mo. USD LIBOR + 0.30%), 8/25/48(4)	14,846	14,828,963
Series 2018-57, Class FK, 3.256%, (1 mo. USD LIBOR + 1.00%), 8/25/48(4)	10,063	10,058,834
Series 2018-57, Class HF, 3.256%, (1 mo. USD LIBOR + 1.00%), 8/25/48(4)	3,523	3,522,769
Series 2018-59, Class KF, 3.281%, (1 mo. USD LIBOR + 1.00%), 8/25/48(4)	16,609	16,639,487
Series 2018-64, Class FL, 3.256%, (1 mo. USD LIBOR + 1.00%), 4/25/48(4)	2,206	2,212,293
Series 2018-67, Class FL, 3.256%, (1 mo. USD LIBOR + 1.00%), 9/25/48(4)	4,054	4,051,623
Interest Only:(6)
Series 296, Class 2, 8.00%, 4/25/24	417	48,540
Series 402, Class 2, 4.00%, 5/25/39	6,421	1,244,774
Series 424, Class C8, 3.50%, 2/25/48	19,286	4,296,555
Series 2004-60, Class SW, 4.769%, (7.05% - 1 mo. USD LIBOR), 4/25/34(5)	3,188	393,595
Series 2005-68, Class XI, 6.00%, 8/25/35	2,781	778,767
Series 2006-65, Class PS, 4.939%, (7.22% - 1 mo. USD LIBOR), 7/25/36(5)	1,833	308,227
Series 2007-99, Class SD, 4.119%, (6.40% - 1 mo. USD LIBOR), 10/25/37(5)	2,982	403,329
Series 2007-102, Class ST, 4.159%, (6.44% - 1 mo. USD LIBOR), 11/25/37(5)	1,459	198,169
Series 2010-135, Class SD, 3.719%, (6.00% - 1 mo. USD LIBOR), 6/25/39(5)	2,258	127,714
Series 2011-13, Class AI, 4.50%, 7/25/21	532	15,348
Series 2011-59, Class IW, 6.00%, 7/25/41	2,064	504,625
Series 2011-82, Class AI, 5.50%, 8/25/26	773	30,140
Series 2011-101, Class IC, 3.50%, 10/25/26	5,760	488,989
Series 2012-73, Class MS, 3.769%, (6.05% - 1 mo. USD LIBOR), 5/25/39(5)	2,601	169,098

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
Interest Only: (continued)
Series 2012-86, Class CS, 3.819%, (6.10% - 1 mo. USD LIBOR), 4/25/39(5)	$2,261	$159,114
Series 2012-94, Class SL, 4.419%, (6.70% - 1 mo. USD LIBOR), 5/25/38(5)	7,272	819,257
Series 2012-103, Class GS, 3.819%, (6.10% - 1 mo. USD LIBOR), 2/25/40(5)	5,497	381,576
Series 2012-112, Class SB, 3.869%, (6.15% - 1 mo. USD LIBOR), 9/25/40(5)	7,028	955,754
Series 2012-147, Class SA, 3.819%, (6.10% - 1 mo. USD LIBOR), 1/25/43(5)	2,664	439,055
Series 2013-127, Class BI, 3.50%, 5/25/39	3,013	258,548
Series 2013-127, Class LI, 3.50%, 5/25/39	2,996	257,081
Series 2014-41, Class SA, 3.769%, (6.05% - 1 mo. USD LIBOR), 7/25/44(5)	4,243	872,156
Series 2014-55, Class IL, 3.50%, 9/25/44	3,763	683,487
Series 2014-55, Class IN, 3.50%, 7/25/44	3,316	587,116
Series 2014-89, Class IO, 3.50%, 1/25/45	5,206	987,718
Series 2015-22, Class GI, 3.50%, 4/25/45	2,791	493,932
Series 2015-31, Class SG, 3.819%, (6.10% - 1 mo. USD LIBOR), 5/25/45(5)	4,667	878,583
Series 2015-36, Class IL, 3.00%, 6/25/45	4,193	688,059
Series 2015-61, Class QI, 3.50%, 5/25/43	5,697	964,545
Series 2016-1, Class SJ, 3.869%, (6.15% - 1 mo. USD LIBOR), 2/25/46(5)	6,295	971,813
Series 2016-61, Class DI, 3.00%, 4/25/46	4,912	635,666
Series 2018-21, Class IO, 3.00%, 4/25/48	24,563	4,834,386
Series 2018-42, Class IA, 3.50%, 6/25/47	25,450	4,233,320
Principal Only:(7)
Series 379, Class 1, 0.00%, 5/25/37	3,074	2,593,942
Series 380, Class 1, 0.00%, 7/25/37	671	562,741
Series 2007-17, Class PO, 0.00%, 3/25/37	533	446,289
Series 2009-82, Class PO, 0.00%, 10/25/39	1,288	1,077,809
Series 2012-5, Class PO, 0.00%, 12/25/39	868	733,037
Series 2012-61, Class PO, 0.00%, 8/25/37	3,600	3,008,842
Series 2014-17, Class PO, 0.00%, 4/25/44	2,975	2,277,265
		$346,629,753
Government National Mortgage Association:
Series 2011-156, Class GA, 2.00%, 12/16/41	$1,022	$815,974
Series 2012-77, Class MT, 2.67%, (1 mo. USD LIBOR + 0.39%), 5/16/41(4)	992	961,811
Series 2014-H20, Class MF, 2.764%, (1 mo. USD LIBOR + 0.65%), 10/20/64(4)	11,784	11,857,468
Series 2015-62, Class PQ, 3.00%, 5/20/45	1,616	1,518,655
Series 2015-144, Class KB, 3.00%, 8/20/44	504	447,586
Series 2015-H03, Class FD, 2.754%, (1 mo. USD LIBOR + 0.64%), 1/20/65(4)	31,380	31,652,414

Security	Principal Amount (000’s omitted)	Value
Government National Mortgage Association: (continued)
Series 2015-H05, Class FB, 2.754%, (1 mo. USD LIBOR + 0.64%), 2/20/65(4)	$28,946	$29,130,541
Series 2016-129, Class ZC, 2.00%, 6/20/45	554	476,908
Series 2016-168, Class JF, 3.256%, (1 mo. USD LIBOR + 1.00%), 11/20/46(4)	10,442	10,488,080
Series 2017-5, Class ZA, 2.50%, 1/20/47	1,740	1,593,932
Series 2017-6, Class JF, 3.256%, (1 mo. USD LIBOR + 1.00%), 1/20/47(4)	855	853,543
Series 2017-115, Class ZA, 3.00%, 7/20/47	2,589	2,289,551
Series 2017-121, Class DF, 2.78%, (1 mo. USD LIBOR + 0.50%), 8/20/47(4)	16,866	16,875,298
Series 2017-137, Class AF, 2.78%, (1 mo. USD LIBOR + 0.50%), 9/20/47(4)	8,183	8,218,094
Series 2017-147, Class HF, 3.28%, (1 mo. USD LIBOR + 1.00%), 9/20/47(4)	11,569	11,576,408
Series 2017-176, Class DF, 3.256%, (1 mo. USD LIBOR + 1.00%), 11/20/47(4)	1,363	1,362,142
Series 2017-186, Class WF, 3.256%, (1 mo. USD LIBOR + 1.00%), 11/20/47(4)	8,349	8,341,301
Series 2018-63, Class CF, 3.256%, (1 mo. USD LIBOR + 1.00%), 4/20/48(4)	6,219	6,194,211
Series 2018-67, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 3/20/48(4)	1,596	1,595,765
Series 2018-76, Class LF, 3.256%, (1 mo. USD LIBOR + 1.00%), 5/20/48(4)	1,211	1,211,121
Series 2018-107, Class KF, 3.256%, (1 mo. USD LIBOR + 1.00%), 8/20/48(4)	3,965	3,962,271
Series 2018-125, Class FM, 3.256%, (1 mo. USD LIBOR + 1.00%), 8/20/48(4)	6,618	6,637,363
Series 2018-125, Class LF, 3.256%, (1 mo. USD LIBOR + 1.00%), 7/20/48(4)	5,046	5,061,252
Series 2018-H16, Class FA, 2.70%, (1 mo. USD LIBOR + 0.42%), 9/20/68(4)	122,402	121,896,866
Interest Only:(6)
Series 2011-48, Class SD, 4.39%, (6.67% - 1 mo. USD LIBOR), 10/20/36(5)	1,407	52,157
Series 2014-98, Class IM, 0.544%, 1/20/43(8)	21,050	677,975
Series 2015-116, Class AS, 3.42%, (5.70% - 1 mo. USD LIBOR), 8/20/45(5)	2,529	240,193
Series 2015-151, Class KI, 0.77%, 11/20/42(8)	29,226	706,089
Series 2017-104, Class SD, 3.92%, (6.20% - 1 mo. USD LIBOR), 7/20/47(5)	8,420	1,341,748
Series 2017-121, Class DS, 2.22%, (4.50% - 1 mo. USD LIBOR), 8/20/47(5)	13,721	784,732
Series 2018-105, Class SE, 3.92%, (6.20% - 1 mo. USD LIBOR), 8/20/48(5)	2,461	391,819
Series 2018-112, Class SA, 3.92%, (6.20% - 1 mo. USD LIBOR), 8/20/48(5)	98,057	12,631,411

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Government National Mortgage Association: (continued)
Interest Only: (continued)
Series 2018-125, Class SQ, 3.92%, (6.20% - 1 mo. USD LIBOR), 9/20/48(5)	$10,599	$1,734,055
Principal Only:(7)
Series 2009-117, Class PO, 0.00%, 12/16/39	2,050	1,650,338
Series 2010-88, Class OA, 0.00%, 7/20/40	1,571	1,252,726
Series 2015-24, Class KO, 0.00%, 6/20/35	2,130	1,831,766
		$308,313,564

Total Collateralized Mortgage Obligations (identified cost $1,176,646,507)		$1,163,396,106

Small Business Administration Loans — 4.0%
Security	Principal Amount (000’s omitted)	Value
(USD Prime-1.00%), 3/1/44(12)	$43,429	$45,621,803
Interest Only:(9)
1.909%, 7/15/42	5,575	431,776
2.159%, 9/15/41 to 8/15/42	8,223	676,726
2.226%, 11/1/32 to 5/16/43(10)	159,976	10,170,964
2.401%, 2/21/33 to 4/1/43(10)	38,724	3,443,722
2.409%, 6/15/42 to 7/15/42	12,188	1,178,761
2.482%, 9/15/41	2,651	232,639
2.659%, 6/15/42 to 7/15/42	8,708	912,282
2.842%, 3/21/23 to 12/13/42(10)	59,539	4,519,628
3.144%, 1/21/24 to 7/28/42(10)	31,880	2,451,883
3.458%, 3/10/26 to 3/23/42(10)	1,254	131,848

Total Small Business Administration Loans (identified cost $70,951,388)		$69,772,032

Short-Term Investments — 6.9%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(11)	121,073,633	$121,061,526

Total Short-Term Investments (identified cost $121,071,234)		$121,061,526

Total Investments — 105.0% (identified cost $1,847,609,339)		$1,830,747,279

Other Assets, Less Liabilities — (5.0)%		$(87,459,657)

Net Assets — 100.0%		$1,743,287,622

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2018.

(2)	Principal amount is less than $500.

(3)	When-issued security.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2018.

(6)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(7)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(8)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2018.

(9)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(10)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2018 of all interest only securities comprising the certificate.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

(12)	When-issued, variable rate security whose rate will be determined after October 31, 2018.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures
CME 90-Day Eurodollar	1,002	Long	12/17/18	$243,611,250	$(576,451)
CME 90-Day Eurodollar	3,300	Long	3/16/20	798,476,250	(1,526,250)
CME 90-Day Eurodollar	1,002	Short	12/16/19	(242,471,475)	999,362
CME 90-Day Eurodollar	600	Short	6/15/20	(145,185,000)	433,215
CME 90-Day Eurodollar	3,300	Short	3/15/21	(798,723,750)	1,072,500
U.S. 5-Year Treasury Note	806	Short	12/31/18	(90,580,547)	84,271
U.S. 10-Year Treasury Note	618	Short	12/19/18	(73,194,375)	293,071

					$779,718

Abbreviations:

CME	–	Chicago Mercantile Exchange
CMT	–	Constant Maturity Treasury
COF	–	Cost of Funds 11th District
LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $1,726,538,105)	$1,709,685,753
Affiliated investment, at value (identified cost, $121,071,234)	121,061,526
Deposits for derivatives collateral — financial futures contracts	2,883,506
Interest receivable	6,955,508
Dividends receivable from affiliated investment fund	102,677
Receivable for investments sold	91,892
Receivable for Fund shares sold	32,455,763
Receivable for variation margin on open financial futures contracts	864,018
Total assets	$1,874,100,643

Liabilities
Payable for investments purchased	$1,312,668
Payable for when-issued securities	112,858,413
Payable for Fund shares redeemed	14,462,331
Distributions payable	450,429
Due to custodian	689,268
Payable to affiliates:
Investment adviser fee	643,707
Distribution and service fees	121,623
Trustees’ fees	3,417
Accrued expenses	271,165
Total liabilities	$130,813,021
Net Assets	$1,743,287,622

Sources of Net Assets
Paid-in capital	$1,773,611,695
Accumulated loss	(30,324,073)
Net Assets	$1,743,287,622

Class A Shares
Net Assets	$394,465,231
Shares Outstanding	48,127,371
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.20
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$8.39

Class C Shares
Net Assets	$66,706,310
Shares Outstanding	8,127,624
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.21

Class I Shares
Net Assets	$1,282,116,081
Shares Outstanding	156,594,938
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.19

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest	$2,603,476
Interest allocated from Portfolio	27,671,064
Dividends allocated from Portfolio	510,651
Dividends from affiliated investment	109,488
Expenses allocated from Portfolio	(4,208,737)
Total investment income	$26,685,942

Expenses
Investment adviser fee	$368,077
Distribution and service fees
Class A	576,968
Class C	467,915
Trustees’ fees and expenses	23,726
Custodian fee	55,274
Transfer and dividend disbursing agent fees	456,359
Legal and accounting services	79,168
Printing and postage	74,673
Registration fees	210,837
Miscellaneous	125,979
Total expenses	$2,438,976

Net investment income	$24,246,966

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$580
Investment transactions allocated from Portfolio	(602,696)
Investment transactions — affiliated investment	(4,501)
Written options allocated from Portfolio	87,500
Financial futures contracts	261,574
Financial futures contracts allocated from Portfolio	6,887,308
Net realized gain	$6,629,765
Change in unrealized appreciation (depreciation) —
Investments	$(474,877)
Investments allocated from Portfolio	(13,703,363)
Investments — affiliated investment	(9,708)
Financial futures contracts	(430,522)
Financial futures contracts allocated from Portfolio	(46,011)
Net change in unrealized appreciation (depreciation)	$(14,664,481)

Net realized and unrealized loss	$(8,034,716)

Net increase in net assets from operations	$16,212,250

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$24,246,966	$10,179,793
Net realized gain (loss)	6,629,765	(7,131,278)
Net change in unrealized appreciation (depreciation)	(14,664,481)	5,914,536
Net increase in net assets from operations	$16,211,250	$8,963,051
Distributions to shareholders(1)
Class A	$(5,729,766)	$(3,528,163)
Class B	—	(2,036)
Class C	(1,020,189)	(1,054,897)
Class I	(15,809,377)	(6,089,502)
Total distributions to shareholders	$(22,559,332)	$(10,674,598)
Transactions in shares of beneficial interest
Proceeds from sale of shares
Class A	$373,223,096	$141,801,596
Class B	—	13,867
Class C	27,724,657	14,588,316
Class I	1,201,867,986	288,197,488
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,324,311	3,166,254
Class B	—	1,602
Class C	956,220	965,267
Class I	13,957,706	5,320,215
Cost of shares redeemed
Class A	(163,591,334)	(119,510,271)
Class B	—	(36,067)
Class C	(18,760,626)	(35,754,230)
Class I	(254,489,965)	(146,635,754)
Net asset value of shares exchanged
Class A	—	46,403
Class B	—	(46,403)
Net asset value of shares merged(2)
Class A	—	267,345
Class B	—	(267,345)
Net increase in net assets from Fund share transactions	$1,186,212,051	$152,118,283

Net increase in net assets	$1,179,864,969	$150,406,736

Net Assets
At beginning of year	$563,422,653	$413,015,917
At end of year	$1,743,287,622	$563,422,653 (3)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	At the close of business on April 27, 2017, Class B shares were merged into Class A shares.

(3)	Includes accumulated distributions in excess of net investment income of $(91,295) at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$8.250		$8.270		$8.400		$8.570		$8.620

Income (Loss) From Operations
Net investment income(1)	$0.219		$0.173		$0.171		$0.175		$0.151
Net realized and unrealized gain (loss)	(0.068)		(0.012)		(0.112)		(0.080)		0.073

Total income from operations	$0.151		$0.161		$0.059		$0.095		$0.224

Less Distributions
From net investment income	$(0.201)		$(0.181)		$(0.189)		$(0.265)		$(0.271)
Tax return of capital	—		—		—		—		(0.003)

Total distributions	$(0.201)		$(0.181)		$(0.189)		$(0.265)		$(0.274)

Net asset value — End of year	$8.200		$8.250		$8.270		$8.400		$8.570

Total Return(2)	1.85%		1.97%		0.72%		1.12%		2.64	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$394,465		$181,071		$155,824		$151,875		$128,250
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.90%		0.92%		0.96%		0.99%		1.03	%(3)
Net investment income	2.67%		2.09%		2.07%		2.07%		1.76%
Portfolio Turnover of the Fund	42	%(6)	19	%(7)	45	%(7)	19	%(7)	31	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% of average daily net assets for the year ended October 31, 2014).

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018 through October 31, 2018 was less than 1%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) and excludes the investment activity of the Portfolio(s).

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$8.260		$8.280		$8.410		$8.580		$8.630

Income (Loss) From Operations
Net investment income(1)	$0.169		$0.124		$0.123		$0.124		$0.100
Net realized and unrealized gain (loss)	(0.067)		(0.012)		(0.113)		(0.079)		0.072

Total income from operations	$0.102		$0.112		$0.010		$0.045		$0.172

Less Distributions
From net investment income	$(0.152)		$(0.132)		$(0.140)		$(0.215)		$(0.220)
Tax return of capital	—		—		—		—		(0.002)

Total distributions	$(0.152)		$(0.132)		$(0.140)		$(0.215)		$(0.222)

Net asset value — End of year	$8.210		$8.260		$8.280		$8.410		$8.580

Total Return(2)	1.24%		1.36%		0.12%		0.52%		2.02	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$66,706		$57,129		$77,450		$91,850		$78,972
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.50%		1.53%		1.56%		1.59%		1.63	%(3)
Net investment income	2.05%		1.49%		1.48%		1.46%		1.16%
Portfolio Turnover of the Fund	42	%(6)	19	%(7)	45	%(7)	19	%(7)	31	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% of average daily net assets for the year ended October 31, 2014).

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018 through October 31, 2018 was less than 1%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) and excludes the investment activity of the Portfolio(s).

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$8.240		$8.260		$8.390		$8.560		$8.610

Income (Loss) From Operations
Net investment income(1)	$0.243		$0.194		$0.195		$0.192		$0.169
Net realized and unrealized gain (loss)	(0.071)		(0.012)		(0.115)		(0.076)		0.076

Total income from operations	$0.172		$0.182		$0.080		$0.116		$0.245

Less Distributions
From net investment income	$(0.222)		$(0.202)		$(0.210)		$(0.286)		$(0.292)
Tax return of capital	—		—		—		—		(0.003)

Total distributions	$(0.222)		$(0.202)		$(0.210)		$(0.286)		$(0.295)

Net asset value — End of year	$8.190		$8.240		$8.260		$8.390		$8.560

Total Return(2)	2.11%		2.23%		0.97%		1.37%		2.89	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,282,116		$325,222		$179,408		$254,357		$84,538
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.65%		0.67%		0.71%		0.74%		0.78	%(3)
Net investment income	2.96%		2.35%		2.36%		2.27%		1.97%
Portfolio Turnover of the Fund	42	%(6)	19	%(7)	45	%(7)	19	%(7)	31	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% of average daily net assets for the year ended October 31, 2014).

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018 through October 31, 2018 was less than 1%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) and excludes the investment activity of the Portfolio(s).

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. Prior to the close of business on October 12, 2018, the Fund invested all of its investable assets in interests in Short-Term U.S. Government Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on October 12, 2018, the Fund received its pro-rata share of net assets from the Portfolio as part of the termination of the Portfolio. As of October 15, 2018, the next business day, the Fund invests its assets directly. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Prior to the close of business on October 12, 2018, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

20

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

21

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$22,559,332	$10,674,598

During the year ended October 31, 2018, accumulated loss was decreased by $17,515,877 and paid-in capital was decreased by $17,515,877 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,046,115
Capital loss carryforwards and deferred capital losses	(13,898,597)
Net unrealized depreciation	(18,021,162)
Distributions payable	(450,429)

At October 31, 2018, the Fund, for federal income tax purposes, had capital loss carryforwards of $12,263,373 and deferred capital losses of $1,635,224 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2018, $1,635,224 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,848,768,441

Gross unrealized appreciation	$8,686,358
Gross unrealized depreciation	(26,707,520)

Net unrealized depreciation	$(18,021,162)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory and fee reduction agreements dated October 12, 2018 between the Fund and BMR, the fee is computed at an annual rate of 0.500% of the Fund’s average daily net assets up to $1 billion, 0.475% from $1 billion up to $2.5 billion, 0.455% from $2.5 billion up to $5 billion and 0.440% of average daily net assets of $5 billion or more, and is payable monthly. Prior to the close of business on October 12, 2018, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s investment adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended October 31, 2018, the Fund’s allocated portion of the investment adviser fee paid by the Portfolio amounted to $3,871,474 and the investment adviser fee paid by the

22

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Notes to Financial Statements — continued

Fund amounted to $368,077. For the year ended October 31, 2018, the Fund’s investment adviser fee, including the investment adviser fee allocated from the Portfolio, was 0.50% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but currently receives no compensation. BMR and EVM have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes, or litigation expenses) exceed 0.90%, 1.50%, and 0.65% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. Pursuant to this agreement, BMR and EVM reimbursed no operating expenses for the year ended October 31, 2018. Effective December 1, 2018, BMR and EVM have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes, or litigation expenses) exceed 0.85%, 1.45%, and 0.60% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $23,143 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $19,364 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $576,968 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018 the Fund paid or accrued to EVD $330,293 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018, amounted to $137,622 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $5,000 of CDSCs paid by Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency securities), by the Portfolio, other than short-term obligations and investments transferred to the Fund, and including maturities and paydowns, for the period from November 1, 2017 through October 12, 2018 aggregated $1,375,137,954 and $365,627,279, respectively. Purchases and sales of investments (all U.S. Government and Agency securities), by the Fund, other than short-term obligations and investments transferred from the Portfolio, and including maturities and paydowns, for the period from October 15, 2018 through October 31, 2018 aggregated $198,694,285 and $9,900,391, respectively.

Increases and decreases in the Fund’s investment in the Portfolio for the period from November 1, 2017 through October 12, 2018 were $1,000,600,069 and $1,579,549,520, respectively. Included in decreases is $1,524,424,395, representing the Fund’s interest in the Portfolio as of the close of business on October 12, 2018, which was exchanged for the Fund’s pro-rata share of the net assets of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $1,539,591,630 was carried forward to the net assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

23

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	45,414,992	17,127,365
Issued to shareholders electing to receive payments of distributions in Fund shares	647,744	382,622
Redemptions	(19,895,162)	(14,438,653)
Merger from Class B shares	—	32,289
Exchange from Class B shares	—	5,606

Net increase	26,167,574	3,109,229

	Year Ended October 31,
Class B	2018	2017(1)

Sales	—	1,671
Issued to shareholders electing to receive payments of distributions in Fund shares	—	193
Redemptions	—	(4,349)
Merger to Class A shares	—	(32,249)
Exchange to Class A shares	—	(5,598)

Net decrease	—	(40,332)

	Year Ended October 31,
Class C	2018	2017

Sales	3,368,728	1,759,519
Issued to shareholders electing to receive payments of distributions in Fund shares	116,131	116,479
Redemptions	(2,276,582)	(4,311,978)

Net increase (decrease)	1,208,277	(2,435,980)

	Year Ended October 31,
Class I	2018	2017

Sales	146,390,002	34,848,344
Issued to shareholders electing to receive payments of distributions in Fund shares	1,700,342	643,752
Redemptions	(30,981,087)	(17,732,780)

Net increase	117,109,257	17,759,316

(1)	At the close of business on April 27, 2017, the Fund’s Class B shares were merged into Class A shares.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial

24

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Notes to Financial Statements — continued

instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes various interest rate derivatives including U.S. Treasury futures contracts and options on futures contracts to enhance total return, to change the overall duration of the Fund and to hedge against fluctuations in securities prices due to changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(1)

Futures contracts	$2,882,419	$(2,102,701)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable of Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$(356,429	)(1)	$164,344	(2)
Written options	$87,500	(3)	$—
Financial futures contracts	$7,148,882	(4)	$(476,533	)(5)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions allocated from Portfolio.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments allocated from Portfolio.

(3)	Statement of Operations location: Net realized gain (loss) – Written options allocated from Portfolio.

(4)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Financial futures contracts allocated from Portfolio.
(5)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Financial futures contracts allocated from Portfolio.

The average notional cost of futures contracts outstanding during the year ended October 31, 2018, including futures contracts entered into by the Portfolio during the period the Fund was investing in the Portfolio, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$675,842,000	$960,858,000

The average number of purchased options contracts outstanding during the year ended October 31, 2018, including purchased options contracts entered into by the Portfolio during the period the Fund was investing in the Portfolio, which is indicative of the volume of this derivative type, was 11 contracts.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and

25

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Notes to Financial Statements — continued

funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

10  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At October 31, 2018, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $689,268. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2018. The Fund’s average overdraft advances during the year ended October 31, 2018 were not significant.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$476,517,615	$—	$476,517,615
Collateralized Mortgage Obligations	—	1,163,396,106	—	1,163,396,106
Small Business Administration Loans	—	69,772,032	—	69,772,032
Short-Term Investments	—	121,061,526	—	121,061,526

Total Investments	$—	$1,830,747,279	$—	$1,830,747,279

Futures Contracts	$2,882,419	$—	$—	$2,882,419

Total	$2,882,419	$1,830,747,279	$—	$1,833,629,698

Liability Description

Futures Contracts	$(2,102,701)	$—	$—	$(2,102,701)

Total	$(2,102,701)	$—	$—	$(2,102,701)

26

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

27

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

28

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Short Duration Government Income Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	102,860,089	1,660,961
Keith Quinton	102,848,206	1,672,844
Marcus L. Smith	102,857,659	1,663,391
Susan J. Sutherland	102,881,796	1,639,254
Scott E. Wennerholm	102,845,499	1,675,551

Results are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Short-Term U.S. Government Portfolio.

Short-Term U.S. Government Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Mark R. Fetting	98%	2%
Keith Quinton	98%	2%
Marcus L. Smith	98%	2%
Susan J. Sutherland	98%	2%
Scott E. Wennerholm	98%	2%

Results are rounded to the nearest whole number.

29

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

31

Eaton Vance

Short Duration Government Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560    10.31.18

Eaton Vance

Short Duration High Income Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Short Duration High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 29

Federal Tax Information	16

Special Meeting of Shareholders	30

Management and Organization	31

Important Notices	34

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. high-yield, fixed-income securities outperformed investment-grade, fixed-income securities for the 12-month period ended October 31, 2018, with the ICE BofAML U.S. High Yield Index2 returning 0.86% versus the Bloomberg Barclays U.S. Aggregate Bond Index, which returned –2.05%. U.S. high-yield bonds benefited from a healthy domestic economy and lower tax rates, which aided corporate earnings. U.S. gross domestic product growth accelerated through most of the period, reaching a quarterly annualized rate of 4.2% in the second quarter of 2018, the highest level in four years.

During the period, the corporate fundamentals of U.S. high-yield issuers modestly improved. The trailing 12-month, par-weighted default rate remained relatively benign at 2.02%, despite an increase in defaults in the final month of the period. Leverage — the ratio of debt to earnings — for high-yield issuers declined during the period.

At the same time, spreads — the difference between yields on high-yield bonds and U.S. Treasurys with comparable maturities — narrowed to the tightest levels since the 2008 financial crisis, resulting in valuations that management believed did not appropriately compensate investors for taking on additional risk. Heightened volatility at the end of the period, however, led to a reversal of this trend.

The balance of supply and demand for U.S. high-yield bonds was stable for most of the period, but deteriorated in late September 2018. Demand from retail investors — weak through much of the period — fell markedly in the final month. According to preliminary Lipper estimates, U.S. high-yield retail funds registered an outflow of $31 billion during the period, while new issuances were reduced. Gross issuance of $179.3 billion over the first 10 months of 2018 represented a 36% decrease year-over-year. At the same time, 62% of issuances were used for refinancing purposes while only 21% were used to finance the acquisition of other companies.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance Short Duration High Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 0.93%, compared with the 2.97% return of its benchmark, the ICE BofAML U.S. High Yield Cash Pay BB-B 1–3 Year Index (the Index).

The Fund’s underperformance relative to its benchmark was driven primarily by an overweight position and credit6 selection within the automotive & auto parts sector. This was largely a result of out-of-Index positions in American Tire Distributors, Inc. (ATD). A leading distributor of tires in North America, ATD lost significant business in the second quarter when its two largest customers — Goodyear and Bridgestone — announced they would discontinue using ATD as a distributor. This triggered a sharp price drop in two of the Fund’s holdings — a bond as well as a loan issued by ATD. ATD was sold during the period.

The Fund was significantly underweight in the diversified financial services sector, which performed well during the period. The Fund’s performance was negatively impacted by not owning securities issued by several top-performing firms. The Fund’s relative performance was also adversely affected by not owning several distressed retailers that rebounded during the period.

Conversely, Fund performance was helped by positive credit selection in the technology and services sectors, and by an underweight in the poor-performing banks & thrifts sector.

Among the top individual contributors was an out-of-Index position in an energy services issuer that handles wastewater disposal for fracking operations. An out-of-Index allocation to a large food merchandiser also added to relative performance during the period.

Credit quality positioning helped the Fund’s relative performance during the period. This was largely because of an underweight to the higher-quality — but underperforming — BB-rated segment along with credit selection within that segment. Meanwhile, credit selection in CCC-rated bonds was particularly challenging during the period primarily due to the Fund’s exposure to the struggling ATD securities.

Duration7 had little impact on the Fund’s relative performance during the fiscal year. A modest out-of-Index position in bonds of greater than five-year duration aided relative performance as the longer-duration segments of the high-yield market outperformed during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Performance2,3

Portfolio Manager Michael W. Weilheimer, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/01/2013	02/21/2012	0.93%	3.20%	4.06%
Class A with 2.25% Maximum Sales Charge	—	—	–1.38	2.73	3.70
Class I at NAV	11/01/2013	02/21/2012	1.19	3.49	4.28
ICE BofAML U.S. High Yield Cash Pay BB-B 1–3 Year Index	—	—	2.97%	4.22%	5.08%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.29%	1.04%
Net				0.90	0.65

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	02/21/2012	$330,900	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Fund Profile5

Credit Quality (% of bonds and loans)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML U.S. High Yield Cash Pay BB-B 1–3 Year Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Short Duration High Income Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,010.60	$4.61	**	0.91%
Class I	$1,000.00	$1,011.90	$3.30	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.63	**	0.91%
Class I	$1,000.00	$1,021.90	$3.31	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Short Duration High Income Portfolio, at value (identified cost, $45,771,094)	$45,521,177
Receivable from affiliate	7,714
Total assets	$45,528,891

Liabilities
Payable for Fund shares redeemed	$40,825
Distributions payable	6,798
Payable to affiliates:
Distribution and service fees	1,009
Trustees’ fees	43
Accrued expenses	42,276
Total liabilities	$90,951
Net Assets	$45,437,940

Sources of Net Assets
Paid-in capital	$46,451,314
Accumulated loss	(1,013,374)
Total	$45,437,940

Class A Shares
Net Assets	$4,725,633
Shares Outstanding	499,019
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.47
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.69

Class I Shares
Net Assets	$40,712,307
Shares Outstanding	4,292,175
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.49

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income allocated from Portfolio	$2,278,173
Dividends allocated from Portfolio	18,969
Expenses, excluding interest expense, allocated from Portfolio	(274,727)
Interest expense allocated from Portfolio	(2,955)
Total investment income from Portfolio	$2,019,460

Expenses
Distribution and service fees
Class A	$12,053
Trustees’ fees and expenses	501
Custodian fee	12,161
Transfer and dividend disbursing agent fees	15,232
Legal and accounting services	29,563
Printing and postage	13,148
Registration fees	40,829
Miscellaneous	9,447
Total expenses	$132,934
Deduct —
Allocation of expenses to affiliate	$120,852
Total expense reductions	$120,852

Net expenses	$12,082

Net investment income	$2,007,378

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(478,127)
Net realized loss	$(478,127)
Change in unrealized appreciation (depreciation) —
Investments	$(1,071,303)
Net change in unrealized appreciation (depreciation)	$(1,071,303)

Net realized and unrealized loss	$(1,549,430)

Net increase in net assets from operations	$457,948

8	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$2,007,378	$1,885,104
Net realized gain (loss)	(478,127)	198,994
Net change in unrealized appreciation (depreciation)	(1,071,303)	246,208
Net increase in net assets from operations	$457,948	$2,330,306
Distributions to shareholders(1)
Class A	$(220,226)	$(197,048)
Class I	(1,792,749)	(1,686,089)
Total distributions to shareholders	$(2,012,975)	$(1,883,137)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,304,859	$3,459,111
Class I	10,854,336	16,903,040
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	217,322	196,993
Class I	1,712,419	1,608,429
Cost of shares redeemed
Class A	(3,043,166)	(3,512,921)
Class I	(10,942,235)	(12,913,033)
Net increase in net assets from Fund share transactions	$2,103,535	$5,741,619

Net increase in net assets	$548,508	$6,188,788

Net Assets
At beginning of year	$44,889,432	$38,700,644
At end of year	$45,437,940	$44,889,432 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $3,381 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

9	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018		2017	2016	2015	2014(1)
Net asset value — Beginning of year	$9.820		$9.710	$9.550	$9.830	$10.000

Income (Loss) From Operations
Net investment income	$0.439	(2)	$0.446 (2)	$0.388 (2)	$0.384	$0.410
Net realized and unrealized gain (loss)	(0.350)		0.110	0.158	(0.280)	(0.171)

Total income from operations	$0.089		$0.556	$0.546	$0.104	$0.239

Less Distributions
From net investment income	$(0.439)		$(0.446)	$(0.386)	$(0.384)	$(0.409)

Total distributions	$(0.439)		$(0.446)	$(0.386)	$(0.384)	$(0.409)

Net asset value — End of year	$9.470		$9.820	$9.710	$9.550	$9.830

Total Return(3)(4)	0.93%		5.83%	5.87%	1.07%	2.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,726		$4,424	$4,239	$2,070	$1,180
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	0.91	%(7)	0.92%	1.05%	1.05%	1.05%
Net investment income	4.55%		4.55%	4.06%	3.90%	3.92%
Portfolio Turnover of the Portfolio	52%		69%	67%	41%	65%

(1)	For the period from the start of business, November 1, 2013, to October 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.38%, 0.38%, 0.31%, 0.79% and 1.84% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense of 0.01% for the year ended October 31, 2018.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018		2017	2016	2015	2014(1)
Net asset value — Beginning of year	$9.840		$9.730	$9.570	$9.840	$10.000

Income (Loss) From Operations
Net investment income	$0.462	(2)	$0.473 (2)	$0.414 (2)	$0.409	$0.429
Net realized and unrealized gain (loss)	(0.348)		0.109	0.157	(0.269)	(0.162)

Total income from operations	$0.114		$0.582	$0.571	$0.140	$0.267

Less Distributions
From net investment income	$(0.464)		$(0.472)	$(0.411)	$(0.410)	$(0.427)

Total distributions	$(0.464)		$(0.472)	$(0.411)	$(0.410)	$(0.427)

Net asset value — End of year	$9.490		$9.840	$9.730	$9.570	$9.840

Total Return(3)(4)	1.19%		6.10%	6.13%	1.43%	2.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,712		$40,466	$34,461	$24,682	$7,559
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	0.66	%(7)	0.67%	0.80%	0.80%	0.80%
Net investment income	4.79%		4.82%	4.33%	4.09%	4.38%
Portfolio Turnover of the Portfolio	52%		69%	67%	41%	65%

(1)	For the period from the start of business, November 1, 2013, to October 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.38%, 0.38%, 0.31%, 0.79% and 1.84% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense of 0.01% for the year ended October 31, 2018.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Short Duration High Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (84.6% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Ordinary income	$2,012,975	$1,883,137

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$9,478
Deferred capital losses	$(513,992)
Net unrealized depreciation	$(502,062)
Distributions payable	$(6,798)

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $513,992 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $279,454 are short-term and $234,538 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended October 31, 2018, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 0.90% and 0.65% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, EVM was allocated $120,852 of the Fund’s operating expenses for the year ended October 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $1,553 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $109 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $12,053 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

13

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Notes to Financial Statements — continued

5  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $11,175,658 and $11,031,862, respectively.

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	342,549	352,909
Issued to shareholders electing to receive payments of distributions in Fund shares	22,596	20,093
Redemptions	(316,448)	(359,108)

Net increase	48,697	13,894

	Year Ended October 31,
Class I	2018	2017

Sales	1,130,500	1,720,613
Issued to shareholders electing to receive payments of distributions in Fund shares	177,659	163,736
Redemptions	(1,128,312)	(1,313,513)

Net increase	179,847	570,836

14

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from November 1, 2013 (commencement of operations) through October 31, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 1, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Short Duration High Income Portfolio

October 31, 2018

Portfolio of Investments

Corporate Bonds & Notes — 88.4%
Security	Principal Amount (000’s omitted)	Value

Aerospace — 2.8%
Bombardier, Inc., 6.125%, 1/15/23(1)	$500	$496,250
TransDigm, Inc., 5.50%, 10/15/20	500	500,625
TransDigm, Inc., 6.00%, 7/15/22	500	503,750
		$1,500,625

Air Transportation — 2.6%
Air Canada, 7.75%, 4/15/21(1)	$500	$537,450
American Airlines Group, Inc., 5.50%, 10/1/19(1)	500	506,875
United Continental Holdings, Inc., 4.25%, 10/1/22	65	63,863
United Continental Holdings, Inc., 6.00%, 12/1/20	250	260,312
		$1,368,500

Automotive & Auto Parts — 3.1%
Fiat Chrysler Automobiles N.V., 4.50%, 4/15/20	$500	$503,125
IHO Verwaltungs GmbH, 4.125%, (4.125% Cash or 4.875% PIK), 9/15/21(1)(2)	750	729,375
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	420	420,088
		$1,652,588

Banks & Thrifts — 2.0%
Ally Financial, Inc., 4.25%, 4/15/21	$500	$501,250
Ally Financial, Inc., 8.00%, 12/31/18	75	75,516
CIT Group, Inc., 5.00%, 8/15/22	500	505,000
		$1,081,766

Broadcasting — 2.3%
Netflix, Inc., 5.50%, 2/15/22	$500	$512,445
Sirius XM Radio, Inc., 3.875%, 8/1/22(1)	750	725,625
		$1,238,070

Building Materials — 0.3%
Builders FirstSource, Inc., 5.625%, 9/1/24(1)	$126	$117,968
Gibraltar Industries, Inc., 6.25%, 2/1/21	45	45,281
		$163,249

Cable / Satellite TV — 2.1%
Altice Luxembourg SA, 7.75%, 5/15/22(1)	$360	$334,350
Cablevision Systems Corp., 8.00%, 4/15/20	500	523,075
DISH DBS Corp., 5.125%, 5/1/20	250	251,562
		$1,108,987

Security	Principal Amount (000’s omitted)	Value

Chemicals — 0.9%
W.R. Grace & Co., 5.125%, 10/1/21(1)	$500	$505,000
		$505,000

Consumer Products — 2.4%
Mattel, Inc., 2.35%, 8/15/21	$375	$338,438
Spectrum Brands Holdings, Inc., 7.75%, 1/15/22	950	974,937
		$1,313,375

Containers — 1.8%
Ball Corp., 4.375%, 12/15/20	$455	$456,138
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(1)	250	245,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.936%, (3 mo. USD LIBOR + 3.50%), 7/15/21(1)(3)	250	253,125
		$954,263

Diversified Financial Services — 5.5%
Alliance Data Systems Corp., 5.875%, 11/1/21(1)	$250	$254,950
Avolon Holdings Funding, Ltd., 5.125%, 10/1/23(1)	250	245,938
DAE Funding, LLC, 4.00%, 8/1/20(1)	705	699,712
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22	750	759,045
Navient Corp., 6.50%, 6/15/22	500	509,375
Navient Corp., 8.00%, 3/25/20	250	261,562
Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(1)	215	214,194
		$2,944,776

Diversified Media — 1.8%
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/20	$500	$500,625
Nielsen Finance, LLC/Nielsen Finance Co., 5.00%, 4/15/22(1)	500	488,125
		$988,750

Energy — 12.6%
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19	$545	$556,004
Antero Resources Corp., 5.375%, 11/1/21	750	751,875
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 4/1/22(1)	235	259,969
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	170	167,875
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	23	23,259
Denbury Resources, Inc., 9.00%, 5/15/21(1)	10	10,487
Energy Transfer, L.P., 7.50%, 10/15/20	500	530,625

17	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	$750	$716,250
Gulfport Energy Corp., 6.625%, 5/1/23	150	150,750
Nabors Industries, Inc., 4.625%, 9/15/21	200	193,486
NGPL PipeCo, LLC, 4.375%, 8/15/22(1)	25	24,812
Oasis Petroleum, Inc., 6.875%, 3/15/22	500	503,750
Precision Drilling Corp., 6.50%, 12/15/21	9	8,898
Resolute Energy Corp., 8.50%, 5/1/20	500	500,625
Sable Permian Resources Land, LLC/AEPB Finance Corp., 7.125%, 11/1/20(1)	250	150,000
Sable Permian Resources Land, LLC/AEPB Finance Corp., 8.848%, (3 mo. USD LIBOR + 6.50%), 8/1/19(1)(3)	500	455,000
SESI, LLC, 7.125%, 12/15/21	150	149,250
Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23(1)	65	62,806
Tervita Escrow Corp., 7.625%, 12/1/21(1)	1,076	1,097,520
Transocean, Inc., 8.375%, 12/15/21	100	107,375
Transocean Guardian, Ltd., 5.875%, 1/15/24(1)	75	74,531
Whiting Petroleum Corp., 5.75%, 3/15/21	300	303,000
		$6,798,147

Environmental — 1.8%
Clean Harbors, Inc., 5.125%, 6/1/21	$465	$466,163
Covanta Holding Corp., 6.375%, 10/1/22	500	510,781
		$976,944

Food & Drug Retail — 2.0%
Safeway, Inc., 3.95%, 8/15/20	$330	$323,400
Safeway, Inc., 4.75%, 12/1/21	750	727,500
		$1,050,900

Gaming — 6.5%
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21	$30	$30,055
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	620	637,825
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 10.25%, 11/15/22(1)	250	272,813
MGM Resorts International, 6.75%, 10/1/20	750	783,300
Rivers Pittsburgh Borrower, L.P./Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(1)	210	209,475
Scientific Games International, Inc., 6.625%, 5/15/21	230	223,675
Studio City Co., Ltd., 7.25%, 11/30/21(1)	750	773,482
VICI Properties 1, LLC/VICI FC, Inc., 8.00%, 10/15/23	530	584,325
		$3,514,950

Security	Principal Amount (000’s omitted)	Value

Health Care — 6.1%
Bausch Health Cos., Inc., 5.625%, 12/1/21(1)	$45	$44,494
Bausch Health Cos., Inc., 6.50%, 3/15/22(1)	500	518,750
Centene Corp., 4.75%, 5/15/22	500	503,125
Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(1)(2)	335	337,512
HCA, Inc., 5.875%, 3/15/22	500	524,375
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)	385	417,725
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/1/22(1)(2)	25	25,719
Tenet Healthcare Corp., 6.00%, 10/1/20	600	615,930
Tenet Healthcare Corp., 7.50%, 1/1/22(1)	50	52,281
Teva Pharmaceutical Finance Co., B.V., 3.65%, 11/10/21	250	239,669
		$3,279,580

Homebuilders / Real Estate — 2.3%
Realogy Group, LLC/Realogy Co-Issuer Corp., 5.25%, 12/1/21(1)	$500	$491,875
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.25%, 4/15/21(1)	250	250,000
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/19	500	501,875
		$1,243,750

Hotels — 0.6%
RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23	$338	$336,310
		$336,310

Leisure — 0.8%
NCL Corp., Ltd., 4.75%, 12/15/21(1)	$400	$401,000
		$401,000

Metals / Mining — 2.0%
Eldorado Gold Corp., 6.125%, 12/15/20(1)	$500	$467,500
First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)	550	539,000
New Gold, Inc., 6.25%, 11/15/22(1)	92	80,500
		$1,087,000

Railroad — 0.6%
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	$300	$305,250
		$305,250

18	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Restaurants — 3.3%
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International, LLC, 5.875%, 5/15/21(1)	$997	$999,492
Yum! Brands, Inc., 3.875%, 11/1/20	750	747,188
		$1,746,680

Retail — 1.9%
Murphy Oil USA, Inc., 6.00%, 8/15/23	$150	$153,750
Party City Holdings, Inc., 6.125%, 8/15/23(1)	375	375,937
Penske Automotive Group, Inc., 3.75%, 8/15/20	500	496,250
		$1,025,937

Services — 3.0%
Algeco Global Finance PLC, 8.00%, 2/15/23(1)	$200	$202,500
Flexi-Van Leasing, Inc., 10.00%, 2/15/23(1)	51	42,585
Laureate Education, Inc., 8.25%, 5/1/25(1)	549	591,548
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(1)	246	260,563
United Rentals North America, Inc., 4.625%, 7/15/23	500	497,500
		$1,594,696

Steel — 0.5%
Allegheny Technologies, Inc., 5.95%, 1/15/21	$285	$287,138
		$287,138

Technology — 7.4%
Dell International, LLC/EMC Corp., 4.42%, 6/15/21(1)	$25	$25,223
Dell International, LLC/EMC Corp., 5.875%, 6/15/21(1)	1,000	1,016,293
EIG Investors Corp., 10.875%, 2/1/24	825	895,125
EMC Corp., 2.65%, 6/1/20	500	487,269
Infor (US), Inc., 5.75%, 8/15/20(1)	133	134,662
Infor (US), Inc., 6.50%, 5/15/22	250	250,625
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, (7.125% Cash or 7.875% PIK), 5/1/21(1)(2)	395	398,950
Nokia Oyj, 3.375%, 6/12/22	250	240,225
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(1)	500	499,375
Riverbed Technology, Inc., 8.875%, 3/1/23(1)	50	46,063
		$3,993,810

Telecommunications — 5.9%
Digicel, Ltd., 6.00%, 4/15/21(1)	$650	$592,312
Frontier Communications Corp., 10.50%, 9/15/22	15	12,563
Hughes Satellite Systems Corp., 6.50%, 6/15/19	225	228,538

Security	Principal Amount (000’s omitted)	Value

Telecommunications (continued)
Hughes Satellite Systems Corp., 7.625%, 6/15/21	$250	$265,750
Level 3 Financing, Inc., 5.375%, 8/15/22	500	501,875
SBA Communications Corp., 4.00%, 10/1/22	75	72,188
Sprint Communications, Inc., 7.00%, 8/15/20	375	389,062
Sprint Communications, Inc., 9.00%, 11/15/18(1)	436	437,417
Sprint Corp., 7.25%, 9/15/21	625	653,906
		$3,153,611

Utilities — 3.5%
AES Corp. (The), 4.00%, 3/15/21	$570	$565,725
AES Corp. (The), 4.875%, 5/15/23	500	496,250
TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	350	332,500
Vistra Energy Corp., 5.875%, 6/1/23	500	510,000
		$1,904,475

Total Corporate Bonds & Notes (identified cost $48,118,955)		$47,520,127

Senior Floating-Rate Loans — 6.5%(4)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace — 0.1%
TransDigm, Inc., Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing 5/30/25	$56	$56,266
		$56,266

Automotive & Auto Parts — 0.4%
Navistar International Corporation, Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing 11/6/24	$194	$194,021
		$194,021

Consumer Products — 0.2%
HLF Financing S.a.r.l., Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing 8/18/25	$130	$130,650
		$130,650

Containers — 0.1%
BWAY Holding Company, Term Loan, Maturing 4/3/24(5)	$44	$43,542
		$43,542

19	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Energy — 0.4%
Drillship Hydra Owners, Inc., Term Loan, 8.00%, Maturing 9/20/24(6)	$194	$204,653
		$204,653

Gaming — 1.2%
GLP Financing, LLC, Term Loan, 3.78%, (1 mo. USD LIBOR + 1.50%), Maturing 4/28/21	$636	$630,000
		$630,000

Services — 1.2%
AlixPartners, LLP, Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing 4/4/24	$493	$493,578
Applied Systems, Inc., Term Loan, Maturing 9/19/24(5)	78	78,421
Direct ChassisLink, Inc., Term Loan - Second Lien, 8.53%, (3 mo. USD LIBOR + 6.00%), Maturing 6/15/23	70	70,612
		$642,611

Technology — 2.4%
EIG Investors Corp., Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing 2/9/23	$455	$456,867
Infor (US), Inc., Term Loan, Maturing 2/1/22(5)	111	110,757
Verifone Systems, Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing 8/20/25	135	135,270
Veritas Bermuda, Ltd., Term Loan, 6.82%, (USD LIBOR + 4.50%), Maturing 1/27/23(7)	614	587,188
		$1,290,082

Telecommunications — 0.5%
Asurion, LLC, Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	$285	$293,016
		$293,016

Total Senior Floating-Rate Loans (identified cost $3,491,173)		$3,484,841

Convertible Bonds — 0.9%
Security	Principal Amount (000’s omitted)	Value

Health Care — 0.4%
Teva Pharmaceutical Finance Co., LLC, 0.25%, 2/1/26	$250	$229,329
		$229,329

Security	Principal Amount (000’s omitted)	Value

Utilities — 0.5%
Pattern Energy Group, Inc., 4.00%, 7/15/20	$270	$267,588
		$267,588

Total Convertible Bonds (identified cost $491,799)		$496,917

Common Stocks — 0.0%(8)
Security	Shares	Value

Technology — 0.0%(8)
Avaya Holdings Corp.,(9)	8	$131

Total Common Stocks (identified cost $0)		$131

Miscellaneous — 0.0%
Security	Principal Amount (000’s omitted)	Value

Technology — 0.0%
Avaya, Inc., Escrow Certificates(9)(10)	$125	$0

Total Miscellaneous (identified cost $0)		$0

Short-Term Investments — 3.0%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(11)	1,629,713	$1,629,550

Total Short-Term Investments (identified cost $1,629,594)		$1,629,550

Total Investments — 98.8% (identified cost $53,731,521)		$53,131,566

Other Assets, Less Liabilities — 1.2%		$647,998

Net Assets — 100.0%		$53,779,564

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

20	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2018

Portfolio of Investments — continued

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $21,573,896 or 40.1% of the Portfolio’s net assets.

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(4)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(5)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(6)	Fixed-rate loan.

(7)

The stated interest rate represents the weighted average interest rate at October 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(8)	Amount is less than 0.05%.

(9)	Non-income producing security.

(10)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 7).

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Abbreviations:

LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

USD	–	United States Dollar

21	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $52,101,927)	$51,502,016
Affiliated investment, at value (identified cost, $1,629,594)	1,629,550
Cash	9,097
Interest receivable	808,038
Dividends receivable from affiliated investment	2,947
Receivable for investments sold	187,880
Receivable from affiliate	644
Total assets	$54,140,172

Liabilities
Payable for investments purchased	$262,557
Payable to affiliates:
Investment adviser fee	24,734
Trustees’ fees	224
Accrued expenses	73,093
Total liabilities	$360,608
Net Assets applicable to investors’ interest in Portfolio	$53,779,564

22	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income	$2,785,928
Dividends from affiliated investment	23,225
Total investment income	$2,809,153

Expenses
Investment adviser fee	$284,425
Trustees’ fees and expenses	2,548
Custodian fee	38,582
Legal and accounting services	57,002
Interest expense	3,587
Miscellaneous	2,262
Total expenses	$388,406
Deduct —
Allocation of expenses to affiliate	$48,814
Total expense reductions	$48,814

Net expenses	$339,592

Net investment income	$2,469,561

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(586,073)
Investment transactions — affiliated investment	208
Net realized loss	$(585,865)
Change in unrealized appreciation (depreciation) —
Investments	$(1,315,578)
Investments — affiliated investment	(44)
Net change in unrealized appreciation (depreciation)	$(1,315,622)

Net realized and unrealized loss	$(1,901,487)

Net increase in net assets from operations	$568,074

23	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$2,469,561	$2,905,235
Net realized gain (loss)	(585,865)	309,089
Net change in unrealized appreciation (depreciation)	(1,315,622)	388,646
Net increase in net assets from operations	$568,074	$3,602,970
Capital transactions —
Contributions	$11,175,658	$18,884,718
Withdrawals	(16,031,861)	(25,390,948)
Net decrease in net assets from capital transactions	$(4,856,203)	$(6,506,230)

Net decrease in net assets	$(4,288,129)	$(2,903,260)

Net Assets
At beginning of year	$58,067,693	$60,970,953
At end of year	$53,779,564	$58,067,693

24	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018		2017		2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.66	%(2)(3)	0.67	%(2)	0.76%	0.76%	0.77%
Net investment income	4.78%		4.80%		4.34%	4.24%	4.46%
Portfolio Turnover	52%		69%		67%	41%	65%

Total Return	1.19	%(2)	6.10	%(2)	6.13%	1.50%	2.87%

Net assets, end of year (000’s omitted)	$53,780		$58,068		$60,971	$57,554	$57,811

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.09% and 0.07% of average daily net assets for the years ended October 31, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes interest expense of 0.01% for the year ended October 31, 2018.

25	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Short Duration High Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 84.6%, 14.2% and 1.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

26

Short Duration High Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.55% of the Portfolio’s average daily net assets up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of holders of interests in the Portfolio. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $284,425 or 0.55% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $48,814 of the Portfolio’s operating expenses for the year ended October 31, 2018. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $26,166,732 and $29,675,412, respectively, for the year ended October 31, 2018.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$53,736,644

Gross unrealized appreciation	$136,823
Gross unrealized depreciation	(741,901)

Net unrealized depreciation	$(605,078)

27

Short Duration High Income Portfolio

October 31, 2018

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. Average borrowings and the average interest rate (excluding fees) for the year ended October 31, 2018 were $138,356 and 2.45%, respectively.

6  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$47,520,127	$—	$47,520,127
Senior Floating-Rate Loans	—	3,484,841	—	3,484,841
Convertible Bonds	—	496,917	—	496,917
Common Stocks	131	—	—	131
Miscellaneous	—	—	0	0
Short-Term Investments	—	1,629,550	—	1,629,550

Total Investments	$131	$53,131,435	$0	$53,131,566

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

28

Short Duration High Income Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short Duration High Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Short Duration High Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers, and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance Short Duration High Income Fund

Short Duration High Income Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Short Duration High Income Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	4,139,072	0
Keith Quinton	4,136,226	2,846
Marcus L. Smith	4,139,072	0
Susan J. Sutherland	4,136,226	2,846
Scott E. Wennerholm	4,136,226	2,846

Results are rounded to the nearest whole number.

Each nominee was also elected a Trustee of the Portfolio.

Short Duration High Income Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Mark R. Fetting	100%	0%
Keith Quinton	100%	0%
Marcus L. Smith	100%	0%
Susan J. Sutherland	100%	0%
Scott E. Wennerholm	100%	0%

Results are rounded to the nearest whole number.

30

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Short Duration High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

32

Eaton Vance

Short Duration High Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Short Duration High Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

16753    10.31.18

Eaton Vance

Short Duration Strategic

Income Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Short Duration Strategic Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23 and 67

Federal Tax Information	24

Special Meeting of Shareholders	68

Management and Organization	69

Important Notices	72

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2018. U.S. equities generated healthy gains, and higher-yielding sectors of the U.S. income market advanced. However, a global trend of rising bond yields and widening credit spreads culminated in losses for major U.S. investment-grade and international bond indexes during the period. International equity markets were also generally weak, while the U.S. dollar strengthened against most foreign currencies.

Growth in the U.S. economy and corporate earnings accelerated during the period, boosted by tax reform. With the economy on solid ground and inflation under control, the U.S. Federal Reserve (the Fed) gradually raised interest rates and reduced the size of its balance sheet. Overseas, the European Central Bank (ECB) tapered its monthly bond purchases and announced it would end them entirely by December 2018. Nonetheless, the ECB held interest rates at record lows amid softening economic growth and heightened political uncertainty in the region.

Rising populism and anti-immigration sentiment permeated eurozone politics, as illustrated by a budget standoff between the newly elected Italian government and the European Union. In Japan, the central bank remained highly accommodative in an effort to revive inflation, but allowed 10-year government bond yields to edge higher.

Over the course of the period, the backdrop for emerging markets deteriorated as global liquidity tightened. The eurozone economy lost momentum and China’s already-slowing economy began to feel the effects of U.S. trade tariffs. Developments in a handful of larger emerging markets exacerbated these broad headwinds, including U.S. sanctions against Russia, a currency crisis in Argentina, and escalating political tensions between Turkey and the U.S. A strong rally in oil prices was an additional challenge for oil-importing countries like China and India, and a boost for exporters during the period.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance Short Duration Strategic Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 0.06%. By comparison, the Fund’s benchmark, the Bloomberg

Barclays U.S. Aggregate Bond Index (the Index),2 returned –2.05% during the period.

Asset allocation decisions favorably impacted Fund performance versus the Index. Exposure to floating-rate loans was especially helpful given the strengthening U.S. economy and investor preference for floating-rate instruments as the Fed continued to raise interest rates. Positions in U.S. agency mortgage-backed securities (MBS) that are sensitive to mortgage refinancing activity also benefited relative results. U.S. Treasury yields increased during the period, causing mortgage refinancing activity to slow. Consequently, the attractive cash flow that U.S. agency MBS generate continued for longer, boosting the prices of these securities. Exposure to inflation-linked securities added value as well, driven by holdings in the U.S., Japan, and New Zealand, three countries where inflation expectations climbed higher.

The Fund’s allocation to absolute return strategies was the main source of relative weakness during the period. Within the absolute return allocation, losses in sovereign credit, equity, commodity, and currency exposures overwhelmed a gain in interest-rate exposures. By geography, long exposure to several countries that faced challenges, including Russia and Argentina, subtracted a significant amount from results versus the Index.

Currency management was a modest drag on returns, while duration6 management contributed positively to Fund performance versus the Index during the period. Reflecting the broad weakness in non-U.S. currencies, the portfolio’s long currency positions7 generally performed poorly, offsetting a gain in its short currency positions.8 A long investment in the Argentine peso was particularly unfavorable, as concerns about Argentina’s ability to manage inflation and its trade and budget deficits triggered a sharp decline in the peso.

With respect to duration management, the Fund’s average U.S. duration exposure was close to zero throughout the fiscal year. This positioning was advantageous given the rise in U.S. interest rates that occurred across the U.S. Treasury yield curve9 during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Performance2,3

Portfolio Managers Eric A. Stein, CFA and Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/23/1998	11/26/1990	0.06%	2.76%	5.27%
Class A with 2.25% Maximum Sales Charge	—	—	–2.17	2.29	5.03
Class B at NAV	11/26/1990	11/26/1990	–0.63	1.99	4.46
Class B with 5% Maximum Sales Charge	—	—	–5.45	1.65	4.46
Class C at NAV	05/25/1994	11/26/1990	–0.77	1.99	4.46
Class C with 1% Maximum Sales Charge	—	—	–1.73	1.99	4.46
Class I at NAV	04/03/2009	11/26/1990	0.30	3.02	5.50
Class R at NAV	08/03/2009	11/26/1990	–0.19	2.47	5.04
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	–2.05%	1.83%	3.94%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.11%	1.86%	1.86%	0.86%	1.36%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2008	$15,473	N.A.
Class C	$10,000	10/31/2008	$15,471	N.A.
Class I	$250,000	10/31/2008	$427,237	N.A.
Class R	$10,000	10/31/2008	$16,351	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Fund Profile5

Allocation to Portfolios and Funds (% of net assets)

*	Amount is less than 0.05%.

Asset Allocation (% of net assets)

*	Net of unfunded loan commitments.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$987.50	$5.61	1.12%
Class B	$1,000.00	$983.40	$9.40	1.88%
Class C	$1,000.00	$983.40	$9.35	1.87%
Class I	$1,000.00	$988.70	$4.36	0.87%
Class R	$1,000.00	$986.30	$6.91	1.38%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.70	1.12%
Class B	$1,000.00	$1,015.70	$9.55	1.88%
Class C	$1,000.00	$1,015.80	$9.50	1.87%
Class I	$1,000.00	$1,020.80	$4.43	0.87%
Class R	$1,000.00	$1,018.20	$7.02	1.38%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Portfolio of Investments

Investments in Affiliated Portfolios

Description		Value	% of Net Assets

Boston Income Portfolio (identified cost, $1,221)		$21,578	0.0	%(1)
Emerging Markets Local Income Portfolio (identified cost, $60,005,303)		54,167,425	2.5
Global Macro Absolute Return Advantage Portfolio (identified cost, $384,319,897)		369,460,734	17.2
Global Macro Portfolio (identified cost, $273)		9,952	0.0	(1)
Global Opportunities Portfolio (identified cost, $1,441,269,484)		1,385,673,518	64.4
High Income Opportunities Portfolio (identified cost, $49,783,110)		57,008,549	2.6
Senior Debt Portfolio (identified cost, $218,643,397)		216,616,641	10.1
Short Duration High Income Portfolio (identified cost, $7,983,401)		7,631,123	0.3

Total Investments in Affiliated Portfolios (identified cost $2,162,006,086)		$2,090,589,520	97.1%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets
Fixed Income Funds
Calvert Absolute Return Bond Fund, Class I	688,670	$10,178,545	0.5%
Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	6,493,757	55,326,807	2.6%

Total Investments in Affiliated Investment Funds (identified cost $73,120,891)		$65,505,352	3.1%

Total Investments (identified cost $2,235,126,977)		$2,156,094,872	100.2%

Other Assets, Less Liabilities		$(3,571,729)	(0.2)%

Net Assets		$2,152,523,143	100.0%

(1)	Amount is less than 0.05%.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Affiliated investments, at value (identified cost, $2,235,126,977)	$2,156,094,872
Cash	238,091
Interest receivable	1,020
Receivable for Fund shares sold	2,253,833
Total assets	$2,158,587,816

Liabilities
Payable for Fund shares redeemed	$5,016,056
Payable to affiliates:
Distribution and service fees	482,372
Trustees’ fees	43
Other	9,002
Accrued expenses	557,200
Total liabilities	$6,064,673
Net Assets	$2,152,523,143

Sources of Net Assets
Paid-in capital	$2,309,089,259
Accumulated loss	(156,566,116)
Total	$2,152,523,143

Class A Shares
Net Assets	$565,347,706
Shares Outstanding	78,687,089
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.18
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$7.35

Class B Shares
Net Assets	$4,948,267
Shares Outstanding	730,496
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.77

Class C Shares
Net Assets	$409,686,065
Shares Outstanding	60,445,882
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.78

Class I Shares
Net Assets	$1,170,337,252
Shares Outstanding	163,120,521
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.17

Class R Shares
Net Assets	$2,203,853
Shares Outstanding	306,310
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.19

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends from Affiliated Investment Funds	$4,713,467
Interest income	1,052
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $2,771,856)	111,778,863
Dividends allocated from affiliated Portfolios (net of foreign taxes, $168,990)	9,437,864
Expenses, excluding interest expense, allocated from affiliated Portfolios	(16,326,280)
Interest expense allocated from affiliated Portfolios	(905,554)
Total investment income	$108,699,412

Expenses
Investment adviser fee	$11
Distribution and service fees
Class A	1,508,689
Class B	94,951
Class C	4,596,708
Class R	13,128
Trustees’ fees and expenses	1,510
Custodian fee	79,064
Transfer and dividend disbursing agent fees	1,456,403
Legal and accounting services	43,193
Printing and postage	236,464
Registration fees	182,847
Miscellaneous	34,311
Total expenses	$8,247,279

Net investment income	$100,452,133

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$12,502
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $139,958)	(9,158,022)
Written options and swaptions	3,644,510
Securities sold short	6,673
Futures contracts	9,224,810
Swap contracts	5,209,475
Forward volatility agreements	(140,742)
Foreign currency transactions	(1,765,077)
Forward foreign currency exchange contracts	(9,979,182)
Non-deliverable bond forward contracts	(17,988)
Capital gains distributions received	403,005
Net realized loss	$(2,560,036)
Change in unrealized appreciation (depreciation) —
Investments — Affiliated Investment Funds	$(6,570,320)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net decrease in accrued foreign capital gains taxes of $383,555)	(99,304,619)
Written options and swaptions	(802,221)
Securities sold short	(8,051)
Futures contracts	681,731
Swap contracts	4,928,443
Forward volatility agreements	(373,837)
Foreign currency	(972,252)
Forward foreign currency exchange contracts	1,791,745
Non-deliverable bond forward contracts	(12,644)
Net change in unrealized appreciation (depreciation)	$(100,642,025)

Net realized and unrealized loss	$(103,202,061)

Net decrease in net assets from operations	$(2,749,928)

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$100,452,133	$87,918,701
Net realized gain (loss)	(2,560,036)	35,679,228
Net change in unrealized appreciation (depreciation)	(100,642,025)	14,273,238
Net increase (decrease) in net assets from operations	$(2,749,928)	$137,871,167
Distributions to shareholders(1) —
Class A	$(8,920,933)	$(26,832,551)
Class B	(118,752)	(570,504)
Class C	(5,448,559)	(16,216,424)
Class I	(18,035,501)	(37,894,663)
Class R	(35,627)	(94,351)
Total distributions to shareholders	$(32,559,372)	$(81,608,493)
Tax return of capital to shareholders —
Class A	$(13,522,143)	$—
Class B	(149,212)	—
Class C	(8,152,519)	—
Class I	(29,107,631)	—
Class R	(55,651)	—
Total tax return of capital to shareholders	$(50,987,156)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$119,199,009	$200,063,399
Class B	30,920	162,920
Class C	33,747,209	55,102,659
Class I	537,072,821	756,569,935
Class R	1,655,036	950,368
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	20,751,796	25,221,271
Class B	248,270	514,474
Class C	12,877,840	14,948,467
Class I	42,165,673	33,878,134
Class R	62,727	59,837
Cost of shares redeemed
Class A	(230,560,954)	(488,801,850)
Class B	(3,049,691)	(6,079,822)
Class C	(139,389,245)	(177,318,937)
Class I	(488,201,010)	(403,699,494)
Class R	(2,191,420)	(874,858)
Net asset value of shares exchanged
Class A	6,257,935	5,995,791
Class B	(6,257,935)	(5,995,791)
Issued in connection with tax-free reorganization (see Note 11)
Class A	29,416,801	—
Class C	13,064,346	—
Class I	13,708,211	—
Net increase (decrease) in net assets from Fund share transactions	$(39,391,661)	$10,696,503

Net increase (decrease) in net assets	$(125,688,117)	$66,959,177

Net Assets
At beginning of year	$2,278,211,260	$2,211,252,083
At end of year	$2,152,523,143	$2,278,211,260 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $28,137,000 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$7.470		$7.280		$7.360		$7.900		$7.860

Income (Loss) From Operations
Net investment income(1)	$0.331		$0.295		$0.284		$0.302		$0.356
Net realized and unrealized gain (loss)	(0.345)		0.171		(0.069)		(0.361)		0.055

Total income (loss) from operations	$(0.014)		$0.466		$0.215		$(0.059)		$0.411

Less Distributions
From net investment income	$(0.108)		$(0.276)		$(0.269)		$(0.318)		$(0.371)
From net realized gain	—		—		—		(0.163)		—
Tax return of capital	(0.168)		—		(0.026)		—		—

Total distributions	$(0.276)		$(0.276)		$(0.295)		$(0.481)		$(0.371)

Net asset value — End of year	$7.180		$7.470		$7.280		$7.360		$7.900

Total Return(2)	0.06%		6.35%		3.05%		(0.81)%		5.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$565,348		$642,805		$878,296		$1,257,518		$846,873
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.11	%(5)	1.09	%(5)	1.08	%(5)	1.06	%(6)	1.17	%(6)
Net investment income	4.48%		3.98%		3.94%		3.96%		4.53%
Portfolio Turnover of the Fund(7)	15%		11%		10%		10%		53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01% and 0.04% for the years ended October 31, 2015 and 2014, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$7.040		$6.870		$6.940		$7.450		$7.420

Income (Loss) From Operations
Net investment income(1)	$0.245		$0.226		$0.217		$0.234		$0.280
Net realized and unrealized gain (loss)	(0.307)		0.152		(0.060)		(0.335)		0.042

Total income (loss) from operations	$(0.062)		$0.378		$0.157		$(0.101)		$0.322

Less Distributions
From net investment income	$(0.081)		$(0.208)		$(0.207)		$(0.246)		$(0.292)
From net realized gain	—		—		—		(0.163)		—
Tax return of capital	(0.127)		—		(0.020)		—		—

Total distributions	$(0.208)		$(0.208)		$(0.227)		$(0.409)		$(0.292)

Net asset value — End of year	$6.770		$7.040		$6.870		$6.940		$7.450

Total Return(2)	(0.63)%		5.56%		2.21%		(1.44)%		4.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,948		$14,252		$25,070		$39,827		$55,844
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.86	%(5)	1.84	%(5)	1.83	%(5)	1.81	%(6)	1.93	%(6)
Net investment income	3.50%		3.23%		3.19%		3.23%		3.76%
Portfolio Turnover of the Fund(7)	15%		11%		10%		10%		53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01% and 0.04% for the years ended October 31, 2015 and 2014, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$7.040		$6.870		$6.940		$7.460		$7.420

Income (Loss) From Operations
Net investment income(1)	$0.260		$0.227		$0.216		$0.233		$0.279
Net realized and unrealized gain (loss)	(0.312)		0.151		(0.059)		(0.344)		0.053

Total income (loss) from operations	$(0.052)		$0.378		$0.157		$(0.111)		$0.332

Less Distributions
From net investment income	$(0.081)		$(0.208)		$(0.207)		$(0.246)		$(0.292)
From net realized gain	—		—		—		(0.163)		—
Tax return of capital	(0.127)		—		(0.020)		—		—

Total distributions	$(0.208)		$(0.208)		$(0.227)		$(0.409)		$(0.292)

Net asset value — End of year	$6.780		$7.040		$6.870		$6.940		$7.460

Total Return(2)	(0.77)%		5.56%		2.35%		(1.57)%		4.56%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$409,686		$506,158		$598,798		$727,676		$584,964
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.86	%(5)	1.84	%(5)	1.83	%(5)	1.81	%(6)	1.93	%(6)
Net investment income	3.73%		3.24%		3.18%		3.23%		3.76%
Portfolio Turnover of the Fund(7)	15%		11%		10%		10%		53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01% and 0.04% for the years ended October 31, 2015 and 2014, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$7.460		$7.270		$7.350		$7.880		$7.850

Income (Loss) From Operations
Net investment income(1)	$0.349		$0.316		$0.302		$0.318		$0.371
Net realized and unrealized gain (loss)	(0.345)		0.168		(0.069)		(0.348)		0.049

Total income (loss) from operations	$0.004		$0.484		$0.233		$(0.030)		$0.420

Less Distributions
From net investment income	$(0.115)		$(0.294)		$(0.285)		$(0.337)		$(0.390)
From net realized gain	—		—		—		(0.163)		—
Tax return of capital	(0.179)		—		(0.028)		—		—

Total distributions	$(0.294)		$(0.294)		$(0.313)		$(0.500)		$(0.390)

Net asset value — End of year	$7.170		$7.460		$7.270		$7.350		$7.880

Total Return(2)	0.30%		6.62%		3.30%		(0.44)%		5.49%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,170,337		$1,112,215		$706,509		$1,052,734		$354,633
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.85	%(5)	0.84	%(5)	0.82	%(5)	0.81	%(6)	0.90	%(6)
Net investment income	4.73%		4.25%		4.19%		4.18%		4.72%
Portfolio Turnover of the Fund(7)	15%		11%		10%		10%		53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01% and 0.04% for the years ended October 31, 2015 and 2014, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$7.480		$7.290		$7.370		$7.910		$7.880

Income (Loss) From Operations
Net investment income(1)	$0.298		$0.279		$0.269		$0.282		$0.334
Net realized and unrealized gain (loss)	(0.330)		0.169		(0.072)		(0.360)		0.047

Total income (loss) from operations	$(0.032)		$0.448		$0.197		$(0.078)		$0.381

Less Distributions
From net investment income	$(0.101)		$(0.258)		$(0.249)		$(0.299)		$(0.351)
From net realized gain	—		—		—		(0.163)		—
Tax return of capital	(0.157)		—		(0.028)		—		—

Total distributions	$(0.258)		$(0.258)		$(0.277)		$(0.462)		$(0.351)

Net asset value — End of year	$7.190		$7.480		$7.290		$7.370		$7.910

Total Return(2)	(0.19)%		6.08%		2.79%		(1.05)%		4.94%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,204		$2,781		$2,579		$5,457		$1,513
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.36	%(5)	1.34	%(5)	1.33	%(5)	1.31	%(6)	1.42	%(6)
Net investment income	4.03%		3.75%		3.72%		3.70%		4.24%
Portfolio Turnover of the Fund(7)	15%		11%		10%		10%		53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.04%, 0.01% and 0.03% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01% and 0.04% for the years ended October 31, 2015 and 2014, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in eight portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts and in shares of Calvert Absolute Return Bond Fund and Eaton Vance Emerging Markets Debt Opportunities Fund (the Affiliated Investment Funds). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2018 were as follows: Boston Income Portfolio (less than 0.05%), Emerging Markets Local Income Portfolio (6.9%), Global Macro Absolute Return Advantage Portfolio (8.6%), Global Macro Portfolio (less than 0.05%), Global Opportunities Portfolio (93.0%), High Income Opportunities Portfolio (4.2%), Senior Debt Portfolio (2.0%) and Short Duration High Income Portfolio (14.2%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Funds. The financial statements of Global Opportunities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Funds’ financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Global Opportunities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate.

16

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Notes to Financial Statements — continued

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investments in the Affiliated Investment Funds are valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income on direct investments in the Affiliated Investment Funds is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from the Affiliated Investment Funds are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Ordinary income	$32,559,372	$81,608,493
Tax return of capital	$50,987,156	—

17

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Notes to Financial Statements — continued

During the year ended October 31, 2018, accumulated loss was increased by $33,826 and paid-in capital was increased by $33,826 due to differences between book and tax accounting, primarily for the Fund’s investments in the Portfolios. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(56,459,712)
Net unrealized depreciation	$(100,106,404)

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $(56,459,712) which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $20,267,308 are short-term and $36,192,404 are long-term.

Deferred losses of $32,836,730 included in the amounts above are available to the Fund as a result of the reorganization on October 19, 2018 (see Note 11). Utilization of these deferred losses may be limited in accordance with certain income tax regulations.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,256,201,278

Gross unrealized appreciation	$7,255,477
Gross unrealized depreciation	(107,361,883)

Net unrealized depreciation	$(100,106,406)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ adviser fees. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2018, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $14,099,577 and the adviser fee paid by the Fund on Investable Assets amounted to $11. For the year ended October 31, 2018, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.63% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $76,784 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $17,102 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations and direct investments acquired in the reorganization (see Note 11), aggregated $4,713,467 and none, respectively, for the year ended October 31, 2018.

18

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Notes to Financial Statements — continued

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $1,508,689 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $71,213 and $3,447,531 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2018, the Fund paid or accrued to EVD $6,564 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $23,738, $1,149,177 and $6,564 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $31,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A and Class B shareholders.

7  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investments in the Portfolios, other than investments acquired in the reorganization (see Note 11), were as follows:

Portfolio	Contributions	Withdrawals

Emerging Markets Local Income Portfolio	$25,378,195	$—
Global Macro Absolute Return Advantage Portfolio	5,960,281	(58,696,740)
Global Opportunities Portfolio	182,429,678	(328,318,853)
High Income Opportunities Portfolio	867,439	(74,074,182)
Senior Debt Portfolio	106,264,664	(8,077,303)
Short Duration High Income Portfolio	—	(4,520,000)

19

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	16,096,778	26,964,605
Issued to shareholders electing to receive payments of distributions in Fund shares	2,816,828	3,401,675
Redemptions	(31,231,793)	(65,702,732)
Issued in connection with tax-free reorganization (see Note 11)	4,066,352	—
Exchange from Class B shares	846,131	806,053

Net decrease	(7,405,704)	(34,530,399)

	Year Ended October 31,
Class B	2018	2017

Sales	4,399	23,288
Issued to shareholders electing to receive payments of distributions in Fund shares	35,615	73,573
Redemptions	(436,121)	(869,097)
Exchange to Class A shares	(897,730)	(855,100)

Net decrease	(1,293,837)	(1,627,336)

	Year Ended October 31,
Class C	2018	2017

Sales	4,830,285	7,867,007
Issued to shareholders electing to receive payments of distributions in Fund shares	1,852,604	2,136,058
Redemptions	(20,015,875)	(25,323,948)
Issued in connection with tax-free reorganization (see Note 11)	1,915,116	—

Net decrease	(11,417,870)	(15,320,883)

	Year Ended October 31,
Class I	2018	2017

Sales	72,576,503	101,878,229
Issued to shareholders electing to receive payments of distributions in Fund shares	5,736,973	4,568,891
Redemptions	(66,261,363)	(54,457,831)
Issued in connection with tax-free reorganization (see Note 11)	1,897,251	—

Net increase	13,949,364	51,989,289

20

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class R	2018	2017

Sales	223,003	127,912
Issued to shareholders electing to receive payments of distributions in Fund shares	8,504	8,050
Redemptions	(297,047)	(117,848)

Net increase (decrease)	(65,540)	18,114

9  Affiliated Investment Funds

Transactions in Affiliated Investment Funds for the year ended October 31, 2018 were as follows:

Fund	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year	Dividend income	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Calvert Absolute Return Bond Fund, Class I	—	688,670	—	688,670	$10,178,545	$30,691	$—	$(54,990)
Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	5,985,273	508,484	—	6,493,757	55,326,807	4,682,776	—	(6,515,330)

					$65,505,352	$4,713,467	$—	$(6,570,320)

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$2,090,589,520	$—	$—	$2,090,589,520
Investments in Affiliated Investment Funds	65,505,352	—	—	65,505,352

Total Investments	$2,156,094,872	$—	$—	$2,156,094,872

11  Reorganization

As of the close of business on October 19, 2018, the Fund acquired the net assets of Eaton Vance Multi-Strategy Absolute Return Fund (Multi-Strategy Absolute Return Fund) pursuant to a plan of reorganization approved by the shareholders of Multi-Strategy Absolute Return Fund. The purpose of the transaction was to combine two funds managed by BMR with substantially similar investment objectives and policies. The acquisition was accomplished by a tax-free exchange of 4,066,352 shares of Class A of the Fund (valued at $29,416,801) for the 3,490,673 shares of Class A of Multi-Strategy

21

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Notes to Financial Statements — continued

Absolute Return Fund, 1,915,116 shares of Class C of the Fund (valued at $13,064,346) for the 1,552,480 shares of Class C of Multi-Strategy Absolute Return Fund, and 1,897,251 shares of Class I of the Fund (valued at $13,708,211) for the 1,627,589 shares of Class I of Multi-Strategy Absolute Return Fund, each outstanding on October 19, 2018.

The investment portfolio of Multi-Strategy Absolute Return Fund, with a fair value of $23,089,218 and identified cost of $23,523,643 and cash of $33,171,312 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from the Multi-Strategy Absolute Return Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $2,131,267,369. The net assets of Multi-Strategy Absolute Return Fund at that date of $56,189,358, including $33,527,668 of accumulated net realized losses and $434,425 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets of $2,187,456,727.

Assuming the acquisition had been completed on November 1, 2017, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended October 31, 2018 are as follows:

Net investment income	$101,906,851
Net realized and change in unrealized gain (loss) on investments	$(105,215,056)
Net decrease in net assets from operations	$(3,308,205)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Multi-Strategy Absolute Return Fund that have been included in the Fund’s Statement of Operations since October 19, 2018.

22

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Strategic Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

24

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 29.9%
Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 2182, Class ZC, 7.50%, 9/15/29	$153,204	$170,279
Series 4273, Class SP, 5.868%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(1)	516,145	528,379
Series 4407, Class LN, 3.962%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(1)	161,337	136,265
Series 4637, Class CU, 3.00%, 8/15/44	11,813,959	10,727,101
Series 4677, Class SB, 6.802%, (16.00% - 1 mo. USD LIBOR x 4.00), 4/15/47(1)	2,994,198	2,707,836
Series 4703, Class TZ, 4.00%, 7/15/47	366,294	343,769
Series 4753, Class FP, 2.63%, (1 mo. USD LIBOR + 0.35%), 12/15/47(2)	62,373,274	62,575,510
Series 4774, Class QD, 4.50%, 1/15/43	20,183,745	20,685,553
Interest Only:(3)
Series 267, Class S5, 3.721%, (6.00% - 1 mo. USD LIBOR), 8/15/42(1)	13,813,774	1,885,091
Series 2631, Class DS, 4.821%, (7.10% - 1 mo. USD LIBOR), 6/15/33(1)	2,697,541	349,171
Series 2953, Class LS, 4.421%, (6.70% - 1 mo. USD LIBOR), 12/15/34(1)	2,024,206	138,475
Series 2956, Class SL, 4.721%, (7.00% - 1 mo. USD LIBOR), 6/15/32(1)	1,301,613	188,433
Series 3114, Class TS, 4.371%, (6.65% - 1 mo. USD LIBOR), 9/15/30(1)	4,634,559	468,541
Series 3153, Class JI, 4.341%, (6.62% - 1 mo. USD LIBOR), 5/15/36(1)	3,184,507	444,080
Series 3727, Class PS, 4.421%, (6.70% - 1 mo. USD LIBOR), 11/15/38(1)	115,835	346
Series 3745, Class SA, 4.471%, (6.75% - 1 mo. USD LIBOR), 3/15/25(1)	1,480,587	63,783
Series 3845, Class ES, 4.371%, (6.65% - 1 mo. USD LIBOR), 1/15/29(1)	433,732	5,372
Series 3969, Class SB, 4.371%, (6.65% - 1 mo. USD LIBOR), 2/15/30(1)	1,087,389	40,348
Series 3973, Class SG, 4.371%, (6.65% - 1 mo. USD LIBOR), 4/15/30(1)	2,310,873	146,581
Series 4007, Class JI, 4.00%, 2/15/42	2,867,156	600,442
Series 4050, Class IB, 3.50%, 5/15/41	12,851,299	2,055,312
Series 4067, Class JI, 3.50%, 6/15/27	10,439,115	1,062,771
Series 4070, Class S, 3.821%, (6.10% - 1 mo. USD LIBOR), 6/15/32(1)	17,222,405	2,201,219
Series 4095, Class HS, 3.821%, (6.10% - 1 mo. USD LIBOR), 7/15/32(1)	5,429,498	604,814
Series 4109, Class ES, 3.871%, (6.15% - 1 mo. USD LIBOR), 12/15/41(1)	89,683	12,789
Series 4109, Class KS, 3.821%, (6.10% - 1 mo. USD LIBOR), 5/15/32(1)	910,347	30,821
Series 4109, Class SA, 3.921%, (6.20% - 1 mo. USD LIBOR), 9/15/32(1)	6,660,034	940,140

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.: (continued)
Interest Only:(3) (continued)
Series 4149, Class S, 3.971%, (6.25% - 1 mo. USD LIBOR), 1/15/33(1)	$4,938,028	$668,069
Series 4163, Class GS, 3.921%, (6.20% - 1 mo. USD LIBOR), 11/15/32(1)	3,931,038	578,081
Series 4169, Class AS, 3.971%, (6.25% - 1 mo. USD LIBOR), 2/15/33(1)	6,025,215	731,644
Series 4180, Class GI, 3.50%, 8/15/26	4,489,394	329,549
Series 4188, Class AI, 3.50%, 4/15/28	8,083,824	710,026
Series 4189, Class SQ, 3.871%, (6.15% - 1 mo. USD LIBOR), 12/15/42(1)	7,106,657	900,034
Series 4203, Class QS, 3.971%, (6.25% - 1 mo. USD LIBOR), 5/15/43(1)	4,721,201	558,128
Series 4212, Class SA, 3.921%, (6.20% - 1 mo. USD LIBOR), 7/15/38(1)	10,199,593	522,008
Series 4233, Class GI, 3.50%, 3/15/25	512,650	5,050
Series 4323, Class CI, 4.00%, 3/15/40	7,556,558	680,836
Series 4332, Class IK, 4.00%, 4/15/44	3,045,690	743,720
Series 4332, Class KI, 4.00%, 9/15/43	2,858,273	566,778
Series 4343, Class PI, 4.00%, 5/15/44	6,355,121	1,526,125
Series 4370, Class IO, 3.50%, 9/15/41	4,253,848	706,583
Series 4381, Class SK, 3.871%, (6.15% - 1 mo. USD LIBOR), 6/15/44(1)	7,127,173	1,325,007
Series 4388, Class MS, 3.821%, (6.10% - 1 mo. USD LIBOR), 9/15/44(1)	7,859,658	1,507,901
Series 4408, Class IP, 3.50%, 4/15/44	9,494,846	1,938,221
Series 4452, Class SP, 3.921%, (6.20% - 1 mo. USD LIBOR), 10/15/43(1)	13,373,735	1,964,662
Series 4497, Class CS, 3.921%, (6.20% - 1 mo. USD LIBOR), 9/15/44(1)	20,533,246	4,015,387
Series 4507, Class MI, 3.50%, 8/15/44	11,544,555	2,332,283
Series 4507, Class SJ, 3.901%, (6.18% - 1 mo. USD LIBOR), 9/15/45(1)	11,781,446	2,005,294
Series 4520, Class PI, 4.00%, 8/15/45	50,308,010	8,539,981
Series 4526, Class PI, 3.50%, 1/15/42	7,274,374	1,230,352
Series 4528, Class BS, 3.871%, (6.15% - 1 mo. USD LIBOR), 7/15/45(1)	11,622,546	2,378,678
Series 4629, Class QI, 3.50%, 11/15/46	12,597,784	2,308,980
Series 4637, Class IP, 3.50%, 4/15/44	5,785,225	1,031,238
Series 4644, Class TI, 3.50%, 1/15/45	11,027,634	2,202,557
Series 4653, Class PI, 3.50%, 7/15/44	6,282,639	1,018,675
Series 4667, Class PI, 3.50%, 5/15/42	25,204,375	3,820,242
Series 4672, Class LI, 3.50%, 1/15/43	12,564,965	1,814,111
Series 4744, Class IO, 4.00%, 11/15/47	9,508,903	2,119,786
Series 4749, Class IL, 4.00%, 12/15/47	7,852,731	1,954,553
Series 4767, Class IM, 4.00%, 5/15/45	15,189,193	2,689,418
Series 4768, Class IO, 4.00%, 3/15/48	9,954,209	2,466,835

25	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.: (continued)
Principal Only:(4)
Series 4417, Class KO, 0.00%, 12/15/43	$1,576,803	$900,878
Series 4478, Class PO, 0.00%, 5/15/45	3,561,559	2,714,141
		$170,619,032
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2016-DNA2, Class M3, 6.931%, (1 mo. USD LIBOR + 4.65%), 10/25/28(2)	$1,750,000	$2,012,696
Series 2017-DNA2, Class M2, 5.731%, (1 mo. USD LIBOR + 3.45%), 10/25/29(2)	20,310,000	22,255,487
Series 2017-DNA3, Class M2, 4.781%, (1 mo. USD LIBOR + 2.50%), 3/25/30(2)	7,503,023	7,791,799
Series 2018-DNA1, Class M2, 4.081%, (1 mo. USD LIBOR + 1.80%), 7/25/30(2)	3,000,000	2,960,375
Series 2018-DNA1, Class M2B, 4.081%, (1 mo. USD LIBOR + 1.80%), 7/25/30(2)	5,040,400	4,751,695
Series 2018-DNA3, Class M2, 4.381%, (1 mo. USD LIBOR + 2.10%), 9/25/48(2)(5)	5,000,000	4,960,533
		$44,732,585
Federal National Mortgage Association:
Series G94-7, Class PJ, 7.50%, 5/17/24	$293,064	$314,214
Series 1994-42, Class K, 6.50%, 4/25/24	183,359	193,524
Series 2009-62, Class WA, 5.574%, 8/25/39(6)	2,004,132	2,115,387
Series 2013-6, Class TA, 1.50%, 1/25/43	2,399,973	2,296,619
Series 2017-66, Class ZJ, 3.00%, 9/25/57	4,654,286	3,845,879
Series 2017-76, Class Z, 3.00%, 10/25/57	7,592,021	6,491,099
Series 2018-3, Class FC, 2.631%, (1 mo. USD LIBOR + 0.35%), 2/25/48(2)	47,271,156	47,412,149
Interest Only:(3)
Series 2004-46, Class SI, 3.719%, (6.00% - 1 mo. USD LIBOR), 5/25/34(1)	4,198,770	426,700
Series 2005-17, Class SA, 4.419%, (6.70% - 1 mo. USD LIBOR), 3/25/35(1)	2,439,114	385,642
Series 2005-71, Class SA, 4.469%, (6.75% - 1 mo. USD LIBOR), 8/25/25(1)	2,063,417	141,985
Series 2005-105, Class S, 4.419%, (6.70% - 1 mo. USD LIBOR), 12/25/35(1)	2,200,002	326,953
Series 2006-44, Class IS, 4.319%, (6.60% - 1 mo. USD LIBOR), 6/25/36(1)	1,849,489	269,937
Series 2006-65, Class PS, 4.939%, (7.22% - 1 mo. USD LIBOR), 7/25/36(1)	1,833,251	308,227
Series 2006-96, Class SN, 4.919%, (7.20% - 1 mo. USD LIBOR), 10/25/36(1)	2,456,723	340,412
Series 2006-104, Class SD, 4.359%, (6.64% - 1 mo. USD LIBOR), 11/25/36(1)	1,868,075	267,464
Series 2006-104, Class SE, 4.349%, (6.63% - 1 mo. USD LIBOR), 11/25/36(1)	1,245,383	185,045
Series 2007-50, Class LS, 4.169%, (6.45% - 1 mo. USD LIBOR), 6/25/37(1)	2,474,572	362,482

Security	Principal Amount	Value
Federal National Mortgage Association: (continued)
Interest Only:(3) (continued)
Series 2008-26, Class SA, 3.919%, (6.20% - 1 mo. USD LIBOR), 4/25/38(1)	$3,422,536	$449,159
Series 2008-61, Class S, 3.819%, (6.10% - 1 mo. USD LIBOR), 7/25/38(1)	5,870,590	755,665
Series 2010-99, Class NS, 4.319%, (6.60% - 1 mo. USD LIBOR), 3/25/39(1)	1,981,170	79,481
Series 2010-124, Class SJ, 3.769%, (6.05% - 1 mo. USD LIBOR), 11/25/38(1)	2,379,495	119,603
Series 2010-135, Class SD, 3.719%, (6.00% - 1 mo. USD LIBOR), 6/25/39(1)	5,155,375	291,557
Series 2011-45, Class SA, 4.369%, (6.65% - 1 mo. USD LIBOR), 1/25/29(1)	242,258	1,166
Series 2011-101, Class IC, 3.50%, 10/25/26	4,936,971	419,133
Series 2011-101, Class IE, 3.50%, 10/25/26	3,799,342	324,186
Series 2011-104, Class IM, 3.50%, 10/25/26	6,205,282	534,241
Series 2012-24, Class S, 3.219%, (5.50% - 1 mo. USD LIBOR), 5/25/30(1)	2,663,218	142,786
Series 2012-30, Class SK, 4.269%, (6.55% - 1 mo. USD LIBOR), 12/25/40(1)	7,897,707	857,785
Series 2012-52, Class DI, 3.50%, 5/25/27	9,479,760	933,006
Series 2012-56, Class SU, 4.469%, (6.75% - 1 mo. USD LIBOR), 8/25/26(1)	1,211,611	54,185
Series 2012-63, Class EI, 3.50%, 8/25/40	11,592,956	1,391,849
Series 2012-73, Class MS, 3.769%, (6.05% - 1 mo. USD LIBOR), 5/25/39(1)	8,540,477	555,330
Series 2012-76, Class GS, 3.769%, (6.05% - 1 mo. USD LIBOR), 9/25/39(1)	5,619,263	383,878
Series 2012-86, Class CS, 3.819%, (6.10% - 1 mo. USD LIBOR), 4/25/39(1)	3,768,038	265,191
Series 2012-94, Class KS, 4.369%, (6.65% - 1 mo. USD LIBOR), 5/25/38(1)	14,544,366	1,616,361
Series 2012-94, Class SL, 4.419%, (6.70% - 1 mo. USD LIBOR), 5/25/38(1)	10,908,275	1,228,885
Series 2012-97, Class PS, 3.869%, (6.15% - 1 mo. USD LIBOR), 3/25/41(1)	11,753,681	1,661,557
Series 2012-103, Class GS, 3.819%, (6.10% - 1 mo. USD LIBOR), 2/25/40(1)	9,559,986	663,611
Series 2012-112, Class SB, 3.869%, (6.15% - 1 mo. USD LIBOR), 9/25/40(1)	9,508,545	1,293,079
Series 2012-124, Class IO, 1.653%, 11/25/42(6)	11,343,108	454,477
Series 2012-139, Class LS, 3.894%, (6.15% - 1 mo. USD LIBOR), 12/25/42(1)	7,974,949	1,365,138
Series 2012-147, Class SA, 3.819%, (6.10% - 1 mo. USD LIBOR), 1/25/43(1)	10,387,095	1,711,781
Series 2012-150, Class PS, 3.869%, (6.15% - 1 mo. USD LIBOR), 1/25/43(1)	9,400,618	1,063,137
Series 2012-150, Class SK, 3.869%, (6.15% - 1 mo. USD LIBOR), 1/25/43(1)	14,762,474	1,654,888
Series 2013-11, Class IO, 4.00%, 1/25/43	24,589,462	3,910,880

26	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Federal National Mortgage Association: (continued)
Interest Only:(3) (continued)
Series 2013-12, Class SP, 3.369%, (5.65% - 1 mo. USD LIBOR), 11/25/41(1)	$4,380,450	$440,029
Series 2013-15, Class DS, 3.919%, (6.20% - 1 mo. USD LIBOR), 3/25/33(1)	10,440,683	1,254,750
Series 2013-23, Class CS, 3.969%, (6.25% - 1 mo. USD LIBOR), 3/25/33(1)	5,639,477	700,364
Series 2013-54, Class HS, 4.019%, (6.30% - 1 mo. USD LIBOR), 10/25/41(1)	9,046,578	745,593
Series 2013-64, Class PS, 3.969%, (6.25% - 1 mo. USD LIBOR), 4/25/43(1)	6,768,648	780,187
Series 2013-66, Class JI, 3.00%, 7/25/43	11,113,661	1,774,138
Series 2013-75, Class SC, 3.969%, (6.25% - 1 mo. USD LIBOR), 7/25/42(1)	16,582,016	1,368,646
Series 2014-29, Class IG, 3.50%, 6/25/43	3,550,114	459,908
Series 2014-32, Class EI, 4.00%, 6/25/44	3,393,320	807,381
Series 2014-41, Class SA, 3.769%, (6.05% - 1 mo. USD LIBOR), 7/25/44(1)	7,205,295	1,480,904
Series 2014-43, Class PS, 3.819%, (6.10% - 1 mo. USD LIBOR), 3/25/42(1)	7,563,408	1,350,847
Series 2014-55, Class IN, 3.50%, 7/25/44	10,609,254	1,878,398
Series 2014-64, Class BI, 3.50%, 3/25/44	3,976,285	604,079
Series 2014-67, Class IH, 4.00%, 10/25/44	7,350,844	1,487,262
Series 2014-80, Class CI, 3.50%, 12/25/44	6,468,388	1,134,129
Series 2014-89, Class IO, 3.50%, 1/25/45	10,412,759	1,975,437
Series 2015-6, Class IM, 1.00%, (5.33% - 1 mo. USD LIBOR x 1.33, Cap 1.00%), 6/25/43(1)	23,129,905	1,627,487
Series 2015-14, Class KI, 3.00%, 3/25/45	13,144,625	2,133,495
Series 2015-17, Class SA, 3.919%, (6.20% - 1 mo. USD LIBOR), 11/25/43(1)	11,457,488	1,804,496
Series 2015-22, Class GI, 3.50%, 4/25/45	6,392,066	1,131,063
Series 2015-31, Class SG, 3.819%, (6.10% - 1 mo. USD LIBOR), 5/25/45(1)	14,937,811	2,811,992
Series 2015-36, Class IL, 3.00%, 6/25/45	7,591,958	1,245,947
Series 2015-47, Class SG, 3.869%, (6.15% - 1 mo. USD LIBOR), 7/25/45(1)	8,482,072	1,425,089
Series 2015-52, Class MI, 3.50%, 7/25/45	17,407,646	3,190,594
Series 2015-93, Class BS, 3.869%, (6.15% - 1 mo. USD LIBOR), 8/25/45(1)	11,550,245	2,256,489
Series 2015-95, Class SB, 3.719%, (6.00% - 1 mo. USD LIBOR), 1/25/46(1)	15,808,933	2,205,280
Series 2016-1, Class SJ, 3.869%, (6.15% - 1 mo. USD LIBOR), 2/25/46(1)	22,031,475	3,401,345
Series 2017-46, Class NI, 3.00%, 8/25/42	13,303,437	2,017,119
Series 2018-21, Class IO, 3.00%, 4/25/48	24,562,500	4,834,386
		$138,192,547

Security	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2016-C04, Class 1M2, 6.531%, (1 mo. USD LIBOR + 4.25%), 1/25/29(2)	$9,000,000	$10,123,683
Series 2017-C03, Class 1M2, 5.281%, (1 mo. USD LIBOR + 3.00%), 10/25/29(2)	1,610,000	1,722,819
Series 2017-C06, Class 1M2, 4.931%, (1 mo. USD LIBOR + 2.65%), 2/25/30(2)	212,953	221,677
Series 2017-C07, Class 1M2, 4.681%, (1 mo. USD LIBOR + 2.40%), 5/25/30(2)	4,178,341	4,292,633
Series 2017-C07, Class 1M2C, 4.681%, (1 mo. USD LIBOR + 2.40%), 5/25/30(2)	6,355,664	6,478,924
Series 2018-C01, Class 1M2, 4.531%, (1 mo. USD LIBOR + 2.25%), 7/25/30(2)	27,026,323	27,365,606
Series 2018-C03, Class 1M2, 4.431%, (1 mo. USD LIBOR + 2.15%), 10/25/30(2)	15,500,000	15,570,834
Series 2018-DNA2, Class M2, 4.431%, (1 mo. USD LIBOR + 2.15%), 12/25/30(2)(5)	15,986,585	16,022,296
		$81,798,472
Government National Mortgage Association:
Series 2017-101, Class NS, 5.00%, (20.00% - 1 mo. USD LIBOR x 5.00, Cap 5.00%), 7/20/47(1)	$2,264,180	$2,237,832
Series 2017-110, Class ZJ, 3.00%, 7/20/47	105,237	85,028
Series 2017-115, Class ZA, 3.00%, 7/20/47	2,642,874	2,337,522
Interest Only:(3)
Series 2011-48, Class SD, 4.390%, (6.67% - 1 mo. USD LIBOR), 10/20/36(1)	3,376,029	125,177
Series 2014-68, Class KI, 0.887%, 10/20/42(6)	12,019,394	374,072
Series 2015-116, Class AS, 3.420%, (5.70% - 1 mo. USD LIBOR), 8/20/45(1)	9,133,984	867,401
Series 2017-104, Class SD, 3.920%, (6.20% - 1 mo. USD LIBOR), 7/20/47(1)	16,243,966	2,588,640
Series 2017-121, Class DS, 2.220%, (4.50% - 1 mo. USD LIBOR), 8/20/47(1)	15,592,056	891,741
Series 2017-137, Class AS, 2.220%, (4.50% - 1 mo. USD LIBOR), 9/20/47(1)	23,186,261	1,405,458
		$10,912,871

Total Collateralized Mortgage Obligations (identified cost $492,236,849)		$446,255,507

Mortgage Pass-Throughs — 2.5%
Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
2.875%, (COF + 1.25%), with maturity at 2035(7)	$538,524	$550,304
4.438%, (COF + 1.25%), with maturity at 2030(7)	172,788	183,134

27	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.: (continued)
6.50%, with maturity at 2036	$1,256,392	$1,374,724
7.00%, with various maturities to 2036	2,240,652	2,479,102
7.50%, with maturity at 2035	688,504	770,008
8.00%, with maturity at 2026	161,787	162,005
		$5,519,277
Federal National Mortgage Association:
3.682%, (COF + 1.25%), with maturity at 2035(7)	$415,483	$430,642
3.882%, (COF + 1.77%), with maturity at 2035(7)	1,211,263	1,278,408
6.00%, with various maturities to 2032	504,479	550,215
6.50%, with various maturities to 2036	1,907,303	2,084,814
7.00%, with various maturities to 2037	3,842,123	4,294,446
7.50%, with maturity at 2035	3,761,775	4,227,715
8.50%, with maturity at 2032	237,302	274,284
9.50%, with maturity at 2028	306,252	332,623
		$13,473,147
Government National Mortgage Association:
5.00%, with maturity at 2048	$17,036,302	$17,737,211
		$17,737,211

Total Mortgage Pass-Throughs (identified cost $36,442,024)		$36,729,635

Commercial Mortgage-Backed Securities — 2.4%
Security	Principal Amount	Value
CFCRE Commercial Mortgage Trust
Series 2016-C7, Class D, 4.435%, 12/10/54(5)(6)	$800,000	$706,676
COMM Mortgage Trust
Series 2015-CR22, Class D, 4.121%, 3/10/48(5)(6)	5,000,000	4,567,460
Series 2015-CR24, Class D, 3.463%, 8/10/48(6)	1,000,000	848,601
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.663%, 4/15/47(5)(6)	2,081,000	1,859,109
Series 2014-C22, Class D, 4.558%, 9/15/47(5)(6)	3,430,000	2,916,485
Series 2014-C23, Class D, 3.951%, 9/15/47(5)(6)	1,500,000	1,334,847
Series 2014-C25, Class D, 3.945%, 11/15/47(5)(6)	8,045,000	6,734,416
Series 2015-C29, Class D, 3.678%, 5/15/48(6)	2,500,000	2,073,969
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11, Class D, 4.357%, 8/15/46(5)(6)	5,000,000	4,016,571
Series 2016-C32, Class D, 3.396%, 12/15/49(5)(6)	1,699,000	1,397,471
Wells Fargo Commercial Mortgage Trust
Series 2015-C26, Class D, 3.586%, 2/15/48(5)	4,590,000	3,953,277

Security	Principal Amount	Value
WF-RBS Commercial Mortgage Trust
Series 2014-C24, Class D, 3.692%, 11/15/47(5)	$8,000,000	$5,882,226

Total Commercial Mortgage-Backed Securities (identified cost $39,560,738)		$36,291,108

Asset-Backed Securities — 14.4%
Security	Principal Amount	Value
Alinea CLO, Ltd.
Series 2018-1A, Class E, 8.307%, (3 mo. USD LIBOR + 6.00%), 7/20/31(2)(5)	$2,000,000	$2,003,595
AMMC CLO XII, Ltd.
Series 2013-12A, Class ER, 8.521%, (3 mo. USD LIBOR + 6.18%), 11/10/30(2)(5)	2,000,000	2,008,206
Ares CLO, Ltd.
Series 2014-32RA, Class D, 8.164%, (3 mo. USD LIBOR + 5.85%), 5/15/30(2)(5)	3,000,000	2,985,321
Series 2015-2A, Class E2, 7.709%, (3 mo. USD LIBOR + 5.20%), 7/29/26(2)(5)	4,500,000	4,541,094
Series 2015-2A, Class F, 9.009%, (3 mo. USD LIBOR + 6.50%), 7/29/26(2)(5)	2,000,000	1,975,834
Series 2015-35RA, Class E, 8.136%, (3 mo. USD LIBOR + 5.70%), 7/15/30(2)(5)	3,000,000	3,011,469
Babson CLO, Ltd.
Series 2014-IIA, Class D, 6.049%, (3 mo. USD LIBOR + 3.60%), 10/17/26(2)(5)	5,000,000	5,004,382
Series 2016-1A, Class ER, 8.477%, (3 mo. USD LIBOR + 6.00%), 7/23/30(2)(5)	2,000,000	2,007,773
Series 2017-1A, Class E, 8.445%, (3 mo. USD LIBOR + 6.00%), 7/18/29(2)(5)	2,900,000	2,926,219
Series 2018-1A, Class D, 7.936%, (3 mo. USD LIBOR + 5.50%), 4/15/31(2)(5)	5,000,000	4,974,840
Bain Capital Credit CLO
Series 2017-2A, Class E, 8.84%, (3 mo. USD LIBOR + 6.35%), 7/25/30(2)(5)	2,250,000	2,275,287
Series 2018-1A, Class E, 7.827%, (3 mo. USD LIBOR + 5.35%), 4/23/31(2)(5)	3,500,000	3,414,523
Benefit Street Partners CLO, Ltd.
Series 2015-8A, Class DR, 8.069%, (3 mo. USD LIBOR + 5.60%), 1/20/31(2)(5)	5,000,000	4,943,475
Series 2018-5BA, Class D, 8.419%, (3 mo. USD LIBOR + 5.95%), 4/20/31(2)(5)	3,000,000	2,956,584
Series 2018-14A, Class E, 7.819%, (3 mo. USD LIBOR + 5.35%), 4/20/31(2)(5)	3,000,000	2,935,521
Betony CLO 2, Ltd.
Series 2018-1A, Class D, 8.17%, (3 mo. USD LIBOR + 5.65%), 4/30/31(2)(5)	3,000,000	3,015,189

28	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
BlueMountain CLO, Ltd.
Series 2015-3A, Class DR, 7.869%, (3 mo. USD LIBOR + 5.40%), 4/20/31(2)(5)	$2,000,000	$1,989,828
Canyon Capital CLO, Ltd.
Series 2016-1A, Class ER, 8.186%, (3 mo. USD LIBOR + 5.75%), 7/15/31(2)(5)	4,000,000	3,954,308
Series 2016-2A, Class ER, 8.436%, (3 mo. USD LIBOR + 6.00%), 10/15/31(2)(5)	1,000,000	994,914
Series 2017-1A, Class E, 8.686%, (3 mo. USD LIBOR + 6.25%), 7/15/30(2)(5)	1,000,000	1,002,286
Series 2018-1A, Class E, 8.186%, (3 mo. USD LIBOR + 5.75%), 7/15/31(2)(5)	2,000,000	1,976,850
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-3RA, Class D, 7.909%, (3 mo. USD LIBOR + 5.40%), 7/27/31(2)(5)	2,000,000	1,989,456
Series 2014-4RA, Class D, 8.086%, (3 mo. USD LIBOR + 5.65%), 7/15/30(2)(5)	1,000,000	999,546
Series 2015-5A, Class C, 6.519%, (3 mo. USD LIBOR + 4.05%), 1/20/28(2)(5)	4,000,000	4,010,604
Series 2015-5A, Class D, 8.569%, (3 mo. USD LIBOR + 6.10%), 1/20/28(2)(5)	2,000,000	2,008,912
Series C17A, Class DR, 8.52%, (3 mo. USD LIBOR + 6.00%), 4/30/31(2)(5)	3,000,000	3,023,066
Cent CLO LP
Series 2014-22A, Class C, 6.093%, (3 mo. USD LIBOR + 3.75%), 11/7/26(2)(5)	5,000,000	5,000,328
Dryden Senior Loan Fund
Series 2015-40A, Class ER, 8.064%, (3 mo. USD LIBOR + 5.75%), 8/15/31(2)(5)	2,000,000	1,990,562
Series 2016-42A, Class ER, 7.986%, (3 mo. USD LIBOR + 5.55%), 7/15/30(2)(5)	2,000,000	2,007,667
Series 2018-55A, Class E, 7.836%, (3 mo. USD LIBOR + 5.40%), 4/15/31(2)(5)	1,000,000	998,240
Galaxy CLO, Ltd.
Series 2015-21A, Class DR, 5.119%, (3 mo. USD LIBOR + 2.65%), 4/20/31(2)(5)	5,000,000	4,964,765
Series 2015-21A, Class ER, 7.719%, (3 mo. USD LIBOR + 5.25%), 4/20/31(2)(5)	2,500,000	2,454,298
Series 2018-25A, Class E, 8.447%, (3 mo. USD LIBOR + 5.95%), 10/25/31(2)(5)	2,000,000	2,008,111
Golub Capital Partners CLO, Ltd.
Series 2015-22A, Class ER, 8.469%, (3 mo. USD LIBOR + 6.00%), 1/20/31(2)(5)	3,000,000	3,010,160
Series 2018-37A, Class E, 7.936%, (3 mo. USD LIBOR + 5.75%), 7/20/30(5)	3,000,000	2,985,699
Highbridge Loan Management, Ltd.
Series 3A-2014, Class DR, 8.945%, (3 mo. USD LIBOR + 6.50%), 7/18/29(2)(5)	2,900,000	2,926,960
ICG US CLO, Ltd.
Series 2018-2A, Class E, 8.068%, (3 mo. USD LIBOR + 5.75%), 7/22/31(2)(5)	1,000,000	994,597

Security	Principal Amount	Value
Invitation Homes Trust
Series 2018-SFR1, Class E, 4.29%, (1 mo. USD LIBOR + 2.00%), 3/17/37(2)(5)	$4,693,000	$4,714,452
Series 2018-SFR2, Class E, 4.28%, (1 mo. USD LIBOR + 2.00%), 6/17/37(2)(5)	12,000,000	12,091,639
Series 2018-SFR3, Class E, 4.29%, (1 mo. USD LIBOR + 2.00%), 7/17/37(2)(5)	13,000,000	13,069,623
Madison Park Funding XVII, Ltd.
Series 2015-17A, Class DR, 6.069%, (3 mo. USD LIBOR + 3.60%), 7/21/30(2)(5)	3,500,000	3,524,045
Series 2015-17A, Class ER, 8.969%, (3 mo. USD LIBOR + 6.50%), 7/21/30(2)(5)	5,000,000	5,081,268
Neuberger Berman CLO, Ltd.
Series 2016-22A, Class ER, 8.509%, (3 mo. USD LIBOR + 6.06%), 10/17/30(2)(5)	2,000,000	1,994,918
Oak Hill Credit Partners XI, Ltd.
Series 2015-11A, Class D, 6.769%, (3 mo. USD LIBOR + 4.30%), 10/20/28(2)(5)	5,000,000	5,002,255
Series 2015-11A, Class E, 9.169%, (3 mo. USD LIBOR + 6.70%), 10/20/28(2)(5)	2,500,000	2,502,108
Octagon Investment Partners 24, Ltd.
Series 2015-1A, Class D, 7.812%, (3 mo. USD LIBOR + 5.50%), 5/21/27(2)(5)	3,000,000	3,002,941
Palmer Square CLO, Ltd.
Series 2013-2A, Class DRR, 8.299%, (3 mo. USD LIBOR + 5.85%), 10/17/31(2)(5)	1,500,000	1,507,085
Series 2015-1A, Class DR, 8.512%, (3 mo. USD LIBOR + 6.20%), 5/21/29(2)(5)	2,000,000	2,011,177
Series 2015-2A, Class CR, 6.169%, (3 mo. USD LIBOR + 3.70%), 7/20/30(2)(5)	5,000,000	5,029,280
Series 2018-1A, Class D, 7.595%, (3 mo. USD LIBOR + 5.15%), 4/18/31(2)(5)	4,000,000	3,900,232
Series 2018-2A, Class D, 7.862%, (3 mo. USD LIBOR + 5.60%), 7/16/31(2)(5)	2,500,000	2,486,458
Pnmac Gmsr Issuer Trust
Series 2018-GT1, Class A, 5.131%, (1 mo. USD LIBOR + 2.85%), 2/25/23(2)(5)	9,000,000	9,106,915
Series 2018-GT2, Class A, 4.931%, (1 mo. USD LIBOR + 2.65%), 8/25/25(2)(5)	7,272,000	7,333,014
Recette CLO, LLC
Series 2015-1A, Class E, 8.169%, (3 mo. USD LIBOR + 5.70%), 10/20/27(2)(5)	4,500,000	4,514,366
Series 2015-1A, Class F, 9.919%, (3 mo. USD LIBOR + 7.45%), 10/20/27(2)(5)	2,000,000	2,002,191
Regatta XIII Funding, Ltd.
Series 2018-2A, Class D, 8.284%, (3 mo. USD LIBOR + 5.95%), 7/15/31(2)(5)	3,000,000	2,954,685
Regatta XIV Funding, Ltd.
Series 2018-3A, Class E, 8.162%, (3 mo. USD LIBOR + 5.95%), 10/25/31(2)(5)	2,000,000	1,989,524

29	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Regatta XV Funding, Ltd.
Series 2018-4A, Class D, 8.99%, (3 mo. USD LIBOR + 6.50%), 10/25/31(2)(5)	$2,000,000	$1,990,284
Upland CLO, Ltd.
Series 2016-1A, Class DR, 8.369%, (3 mo. USD LIBOR + 5.90%), 4/20/31(2)(5)	2,000,000	1,996,796
Vibrant CLO, Ltd.
Series 2018-9A, Class D, 8.492%, (3 mo. USD LIBOR + 6.25%), 7/20/31(2)(5)	2,000,000	1,989,906
Voya CLO, Ltd.
Series 2013-1A, Class DR, 8.916%, (3 mo. USD LIBOR + 6.48%), 10/15/30(2)(5)	5,000,000	5,060,882
Series 2014-1A, Class DR2, 8.445%, (3 mo. USD LIBOR + 6.00%), 4/18/31(2)(5)	2,000,000	2,006,410
Series 2018-2A, Class E, 7.624%, (3 mo. USD LIBOR + 5.25%), 7/15/31(2)(5)	1,000,000	987,590
Wind River CLO, Ltd.
Series 2013-1A, Class DR, 8.769%, (3 mo. USD LIBOR + 6.30%), 7/20/30(2)(5)	2,000,000	1,984,396
Series 2017-1A, Class E, 8.865%, (3 mo. USD LIBOR + 6.42%), 4/18/29(2)(5)	2,000,000	2,016,796

Total Asset-Backed Securities (identified cost $210,980,896)		$214,121,705

Small Business Administration Loans (Interest Only)(8) — 5.0%
Security	Principal Amount	Value
0.657%, 3/15/30	$2,947,507	$64,427
0.73%, 7/15/31	3,415,877	82,090
0.932%, 5/15/42	1,685,752	63,991
0.98%, 4/15/32	1,655,952	54,267
1.132%, 10/14/36	3,385,554	136,475
1.309%, 4/15/42 to 7/15/42	13,914,197	746,814
1.336%, 9/15/41	1,983,496	100,672
1.382%, 6/15/41	3,252,550	166,449
1.48%, 4/15/34	1,240,911	69,054
1.49%, 7/15/36	1,205,146	60,048
1.507%, 7/15/36	1,375,921	67,036
1.559%, 3/16/42 to 7/15/42	4,307,670	264,580
1.586%, 8/28/36 to 10/21/36	4,636,839	249,033
1.609%, 12/15/41 to 7/15/42	12,492,300	820,084
1.632%, 9/15/41 to 6/15/42	3,491,935	226,196
1.682%, 4/15/41 to 5/15/42	5,970,071	389,796
1.73%, 10/15/33	1,868,861	116,910
1.732%, 11/21/41	1,272,142	83,507
1.738%, 5/15/36	3,823,102	221,794
1.803%, 11/15/33	1,623,624	103,045

Security	Principal Amount	Value
1.809%, 12/21/41 to 11/15/42	$9,190,507	$721,020
1.836%, 11/9/36 to 2/15/40	3,204,579	198,205
1.859%, 12/28/41 to 6/15/42	19,215,582	1,385,575
1.882%, 11/19/36 to 12/15/36	5,097,435	325,837
1.909%, 2/15/42 to 7/15/42	12,363,918	1,024,396
1.934%, 7/15/42	1,805,630	146,633
1.959%, 11/29/30 to 8/15/42	9,058,728	704,114
1.982%, 10/15/37	1,115,293	69,565
2.032%, 2/15/42 to 5/15/42	4,835,092	422,901
2.055%, 1/15/38	1,175,189	79,020
2.059%, 5/15/42 to 7/15/42	5,260,324	448,182
2.109%, 4/15/33 to 7/15/42	7,447,696	612,405
2.159%, 5/15/42 to 6/15/42	6,531,853	605,509
2.182%, 11/15/40 to 12/15/40	1,996,222	153,196
2.209%, 8/15/42	3,377,470	303,506
2.232%, 1/15/41 to 1/15/42	4,885,849	424,340
2.282%, 11/1/29	1,524,982	110,038
2.309%, 4/15/42 to 7/15/42	5,363,801	520,421
2.359%, 1/11/42 to 6/15/42	24,567,581	2,304,721
2.382%, 6/15/42	1,776,359	169,760
2.386%, 7/15/40	1,468,532	118,117
2.405%, 3/15/39	953,698	76,837
2.409%, 1/15/38 to 7/15/42	24,522,005	2,402,461
2.432%, 3/15/41 to 6/15/42	5,016,695	453,115
2.459%, 12/15/26 to 8/15/42	15,785,244	1,494,231
2.482%, 2/23/41	1,148,028	104,374
2.509%, 5/15/27	1,167,350	73,603
2.532%, 11/15/42	1,703,033	175,028
2.557%, 1/15/41	1,153,573	99,522
2.559%, 7/15/42	2,213,578	255,493
2.586%, 4/15/36	1,462,046	129,192
2.609%, 5/15/33 to 7/15/42	13,473,280	1,426,518
2.632%, 4/15/41	1,288,511	124,124
2.636%, 5/15/41	1,461,891	132,947
2.659%, 6/15/36 to 7/15/42	6,293,209	676,304
2.682%, 2/15/41 to 4/15/42	6,845,595	706,002
2.709%, 5/15/27 to 9/15/42	29,154,354	3,157,955
2.732%, 8/15/42	1,248,911	162,412
2.859%, 5/15/32 to 7/15/42	22,019,226	2,594,265
2.882%, 8/16/42	49,959,032	6,156,352
2.886%, 8/15/40	1,072,529	106,293
2.903%, 11/2/42	21,749,550	2,638,677
2.909%, 12/15/41 to 7/15/42	13,556,262	1,693,134
2.932%, 2/15/41 to 7/15/42	5,798,031	472,371
2.936%, 7/15/42	3,678,833	448,567
2.949%, 8/15/42	1,881,018	231,314
2.959%, 2/15/27 to 1/15/43	17,799,220	1,972,873

30	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
2.982%, 2/15/41 to 7/15/42	$9,051,847	$1,166,194
2.984%, 5/15/42 to 6/15/42	4,210,535	574,501
3.032%, 7/15/41 to 6/15/42	7,037,963	847,085
3.109%, 12/15/41 to 8/15/42	10,976,313	1,411,441
3.128%, 6/15/32	682,446	80,051
3.155%, 1/15/43	3,606,061	452,925
3.159%, 4/15/42 to 7/15/42	19,901,327	2,663,281
3.182%, 7/15/41	595,142	0
3.185%, 8/15/39	1,594,525	167,490
3.209%, 12/15/26 to 10/15/42	21,301,574	2,586,154
3.232%, 7/15/37 to 4/15/42	5,303,140	596,279
3.236%, 7/15/28 to 4/15/42	2,929,161	332,744
3.282%, 6/21/26 to 7/15/42	10,863,059	1,290,071
3.359%, 2/15/42 to 7/15/42	5,839,214	793,210
3.409%, 4/15/42 to 12/15/42	6,140,944	882,694
3.432%, 11/7/39 to 2/15/42	3,632,177	489,649
3.459%, 2/15/27 to 8/15/42	19,778,343	2,438,822
3.482%, 5/15/36 to 7/15/42	5,923,392	848,513
3.532%, 4/15/23 to 8/15/42	4,318,630	458,722
3.609%, 5/15/32 to 6/15/42	14,684,502	2,168,897
3.635%, 8/15/41	2,694,370	386,375
3.636%, 2/15/41 to 12/15/41	2,057,389	284,298
3.659%, 5/15/42 to 7/15/42	12,818,370	2,057,474
3.682%, 11/15/31 to 5/15/42	7,014,719	999,798
3.709%, 1/15/24 to 8/15/42	39,426,296	4,998,796
3.732%, 12/15/36 to 4/15/42	9,187,857	1,313,215
3.782%, 11/15/26 to 6/15/42	13,378,859	1,571,760

Total Small Business Administration Loans (Interest Only) (identified cost $75,284,905)		$74,758,132

Senior Floating-Rate Loans — 1.5%(9)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs — 0.1%
Bausch Health Companies, Inc., Term Loan, 5.27%, (1 mo. USD LIBOR + 3.00%), Maturing June 1, 2025	$2,182	$2,186,813
		$2,186,813

Equipment Leasing — 0.7%
Delos Finance S.a.r.l., Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023	$10,000	$10,026,790
		$10,026,790

Borrower/Tranche Description		Principal Amount (000’s omitted)	Value

Financial Services — 0.1%
Yapi ve Kredi Bankasi AS, Term Loan, (6 mo. EURIBOR + 1.90%), Maturing November 1, 2019(10)	EUR	1,400	$1,493,001
			$1,493,001

Food Service — 0.2%
Aramark Services, Inc., Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 28, 2024		$2,323	$2,324,375
			$2,324,375

Lodging and Casinos — 0.3%
Hilton Worldwide Finance, LLC, Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing October 25, 2023		$4,972	$4,981,641
			$4,981,641

Oil and Gas — 0.1%
MEG Energy Corp., Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing December 31, 2023		$731	$733,676
			$733,676

Total Senior Floating-Rate Loans (identified cost $21,778,938)			$21,746,296

Sovereign Loans — 0.1%
Borrower		Principal Amount (000’s omitted)	Value

Nigeria — 0.1%
Bank of Industry Limited
Term Loan, 8.32%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(2)(11)		$1,810	$1,839,401

Total Sovereign Loans (identified cost $1,802,176)			$1,839,401

Foreign Government Bonds — 22.4%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.0%(12)
City of Buenos Aires, 38.69%, (BADLAR + 3.25%), 3/29/24(2)	ARS	1,338	$33,642
Provincia de Buenos Aires, 40.61%, (BADLAR + 3.75%), 4/12/25(2)(5)(13)	ARS	6,170	156,471

31	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Argentina (continued)
Provincia de Buenos Aires, 49.22%, (BADLAR + 3.83%), 5/31/22(2)	ARS	1,365	$35,730
Total Argentina			$225,843

Iceland — 2.4%
Republic of Iceland, 5.00%, 11/15/28	ISK	870,354	$6,610,785
Republic of Iceland, 6.50%, 1/24/31	ISK	2,124,673	18,112,625
Republic of Iceland, 8.00%, 6/12/25	ISK	1,223,392	11,098,420
Total Iceland			$35,821,830

Indonesia — 1.5%
Indonesia Government Bond, 8.25%, 5/15/36	IDR	369,229,000	$22,824,072
Total Indonesia			$22,824,072

Japan — 7.0%
Japan Government CPI Linked Bond, 0.10%, 3/10/27(14)	JPY	8,712,316	$80,301,402
Japan Government CPI Linked Bond, 0.10%, 3/10/28(14)	JPY	2,610,400	24,094,754
Total Japan			$104,396,156

Mongolia — 0.0%(12)
Development Bank of Mongolia, LLC, 7.25%, 10/23/23(13)	USD	200	$195,550
Total Mongolia			$195,550

New Zealand — 5.3%
New Zealand Government Bond, 2.00%, 9/20/25(13)(14)	NZD	42,889	$29,888,350
New Zealand Government Bond, 2.50%, 9/20/35(13)(14)	NZD	600	447,465
New Zealand Government Bond, 3.00%, 9/20/30(13)(14)	NZD	62,060	48,106,117
Total New Zealand			$78,441,932

Peru — 2.1%
Peru Government Bond, 6.35%, 8/12/28	PEN	101,160	$31,223,770
Total Peru			$31,223,770

Serbia — 1.4%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	1,877,300	$19,668,097
Serbia Treasury Bond, 5.875%, 2/8/28	RSD	97,420	1,016,924
Total Serbia			$20,685,021

Security		Principal Amount (000’s omitted)	Value

Sri Lanka — 0.8%
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	14,000	$79,141
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	29,000	164,891
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	351,000	1,958,138
Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	119,000	657,007
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	388,000	2,132,948
Sri Lanka Government Bond, 11.00%, 5/15/30	LKR	251,000	1,346,755
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	77,000	438,191
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	117,000	674,462
Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	11,000	62,773
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	579,000	3,270,140
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	163,000	923,955
Total Sri Lanka			$11,708,401

Thailand — 1.9%
Thailand Government Bond, 1.25%, 3/12/28(13)(14)	THB	989,275	$28,030,005
Total Thailand			$28,030,005

Total Foreign Government Bonds (Identified cost $352,121,771)			$333,552,580

Foreign Corporate Bonds — 2.9%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.2%
Pampa Energia SA, 7.50%, 1/24/27(13)	USD	2,000	$1,755,000
YPF SA, 47.833%, (BADLAR + 4.00%), 7/7/20(2)(13)	USD	1,775	735,808
Total Argentina			$2,490,808

Bahrain — 0.1%
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(13)	USD	1,500	$1,456,961
Total Bahrain			$1,456,961

Belarus — 0.1%
Eurotorg, LLC Via Bonitron DAC, 8.75%, 10/30/22(13)	USD	1,900	$1,921,987
Total Belarus			$1,921,987

Brazil — 0.2%
Unigel Luxembourg SA, 10.50%, 1/22/24(13)	USD	2,000	$2,070,000
Total Brazil			$2,070,000

32	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Bulgaria — 0.1%
Eurohold Bulgaria AD, 6.50%, 12/7/22(13)	EUR	1,200	$1,301,463
Total Bulgaria			$1,301,463

Canada — 0.1%
Gran Tierra Energy International Holdings, Ltd., 6.25%, 2/15/25(13)	USD	1,500	$1,462,500
Total Canada			$1,462,500

China — 0.4%
21Vianet Group, Inc., 7.00%, 8/17/20(13)	USD	1,500	$1,466,250
CAR, Inc., 6.125%, 2/4/20(13)	USD	1,000	972,500
CIFI Holdings Group Co., Ltd., 5.50%, 1/23/22(13)	USD	1,050	916,857
KWG Group Holdings, Ltd., 6.00%, 9/15/22(13)	USD	1,100	946,981
Logan Property Holdings Co., Ltd., 6.875%, 4/24/21(13)	USD	1,000	939,785
Times China Holdings, Ltd., 6.25%, 1/17/21(13)	USD	1,050	967,336
Total China			$6,209,709

Colombia — 0.2%
Frontera Energy Corp., 9.70%, 6/25/23(13)	USD	2,000	$2,125,000
Millicom International Cellular SA, 6.625%, 10/15/26(13)	USD	1,250	1,264,062
Total Colombia			$3,389,062

El Salvador — 0.1%
AES El Salvador Trust II, 6.75%, 3/28/23(13)	USD	2,000	$1,845,000
Total El Salvador			$1,845,000

Georgia — 0.0%(12)
JSC Georgia Capital, 6.125%, 3/9/24(13)	USD	600	$552,000
Total Georgia			$552,000

Honduras — 0.1%
Inversiones Atlantida SA, 8.25%, 7/28/22(13)	USD	610	$626,775
Total Honduras			$626,775

Hong Kong — 0.1%
CITIC, Ltd., 6.625%, 4/15/21(13)	USD	1,000	$1,057,840
CNAC HK Finbridge Co., Ltd., 4.125%, 3/14/21(13)	USD	1,000	996,891
Total Hong Kong			$2,054,731

Security		Principal Amount (000’s omitted)	Value

Iceland — 0.1%
WOW Air HF, 9.00%, (3 mo. EURIBOR + 9.00%), 9/24/21(2)	EUR	900	$1,024,482
Total Iceland			$1,024,482

Indonesia — 0.1%
Pertamina Persero PT, 5.25%, 5/23/21(13)	USD	1,000	$1,029,153
Total Indonesia			$1,029,153

Mexico — 0.2%
Cydsa SAB de CV, 6.25%, 10/4/27(13)	USD	1,000	$947,660
Grupo Kaltex SA de CV, 8.875%, 4/11/22(13)	USD	1,750	1,383,392
Petroleos Mexicanos, 5.50%, 1/21/21	USD	1,000	1,010,000
Total Mexico			$3,341,052

Netherlands — 0.1%
Metinvest BV, 7.75%, 4/23/23(13)	USD	1,600	$1,542,000
Total Netherlands			$1,542,000

Nigeria — 0.1%
SEPLAT Petroleum Development Co. PLC, 9.25%, 4/1/23(13)	USD	2,000	$2,032,500
Total Nigeria			$2,032,500

Saudi Arabia — 0.1%
Dar Al-Arkan Sukuk Co., Ltd., 6.875%, 4/10/22(13)	USD	1,500	$1,431,750
Total Saudi Arabia			$1,431,750

Singapore — 0.1%
ABJA Investment Co. Pte., Ltd., 5.45%, 1/24/28(13)	USD	1,000	$864,083
Puma International Financing SA, 5.125%, 10/6/24(13)	USD	1,100	926,857
Total Singapore			$1,790,940

Spain — 0.1%
Atento Luxco 1 SA, 6.125%, 8/10/22(13)	USD	1,300	$1,280,500
Total Spain			$1,280,500

Turkey — 0.2%
Turk Telekomunikasyon AS, 3.75%, 6/19/19(13)	USD	1,000	$988,290
Turkiye Is Bankasi AS, 5.50%, 4/21/22(13)	USD	1,000	867,988
Turkiye Sise ve Cam Fabrikalari AS, 4.25%, 5/9/20(13)	USD	800	774,208
Yapi ve Kredi Bankasi AS, 6.10%, 3/16/23(13)	USD	1,000	877,611
Total Turkey			$3,508,097

33	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

United Kingdom — 0.1%
Petra Diamonds US Treasury PLC, 7.25%, 5/1/22(13)	USD	1,000	$962,500
Total United Kingdom			$962,500

Total Foreign Corporate Bonds (identified cost $44,819,897)			$43,323,970

U.S. Treasury Obligations — 3.8%
Security		Principal Amount	Value
U.S. Treasury Inflation-Protected Note, 0.25%, 1/15/25(15)(16)		$59,396,009	$56,455,332

Total U.S. Treasury Obligations (identified cost $59,147,088)			$56,455,332

Corporate Bonds & Notes — 0.1%
Security		Principal Amount (000’s omitted)	Value
Azul Investments LLP, 5.875%, 10/26/24(13)		$1,717	$1,553,885

Total Corporate Bonds & Notes (identified cost $1,474,177)			$1,553,885

Common Stocks — 0.3%
Security		Shares	Value

Iceland — 0.3%
Arion Banki HF(5)		2,497,017	$1,611,489
Eik Fasteignafelag HF(17)		3,180,300	193,759
Eimskipafelag Islands HF		326,400	476,523
Hagar HF		1,349,100	517,016
Kvika Banki HF(17)		920,911	56,428
Reginn HF(17)		1,843,700	283,152
Reitir Fasteignafelag HF		1,090,500	639,632
Siminn HF		13,922,800	433,891
Sjova-Almennar Tryggingar HF		1,707,844	198,057
Vatryggingafelag Islands HF		2,501,141	224,045
Total Iceland			$4,633,992

Total Common Stocks (identified cost $6,793,038)			$4,633,992

Closed-End Funds — 4.0%
Security		Shares	Value
BlackRock Corporate High Yield Fund, Inc.		1,000,336	$9,823,300
BlackRock Multi-Sector Income Trust		675,742	10,980,807
Brookfield Real Assets Income Fund, Inc.		188,718	4,004,596
MFS Multimarket Income Trust		1,093,200	5,728,368
Nuveen Global High Income Fund		456,000	6,648,480
Nuveen Mortgage Opportunity Term Fund		324,311	7,712,116
PGIM Global Short Duration High Yield Fund, Inc.		293,307	3,895,117
Wells Fargo Income Opportunities Fund		669,620	5,015,454
Western Asset High Income Opportunity Fund, Inc.		1,288,797	5,851,138

Total Closed-End Funds (identified cost $66,064,603)			$59,659,376

Other — 2.3%
Security		Principal Amount/ Shares	Value

Reinsurance — 2.3%
Altair V Reinsurance(17)(18)(19)(20)		1,932	$338,073
Altair VI Reinsurance(17)(18)(19)(20)		1,000	5,172,330
Blue Lotus Re, Ltd.(17)(18)(19)(20)		6,000	6,657,600
Eden Re II, Ltd., 0.00%(5)(18)(20)		$2,500,000	1,251,250
Eden Re II, Ltd., 0.00%(5)(18)(20)		$2,500,000	2,610,500
Eden Re II, Ltd., 0.00%(5)(18)(20)		$7,500,000	7,827,000
Mt. Logan Re, Ltd.(17)(18)(19)(20)		10,000	10,630,676

Total Other (identified cost $35,404,283)			$34,487,429

Short-Term Investments — 4.6%

Foreign Government Securities — 1.7%
Security		Principal Amount (000’s omitted)	Value

Egypt — 1.7%
Egypt Treasury Bill, 0.00%, 1/1/19	EGP	149,375	$8,139,054
Egypt Treasury Bill, 0.00%, 1/8/19	EGP	235,725	12,794,671
Egypt Treasury Bill, 0.00%, 8/6/19	EGP	37,300	1,808,301
Egypt Treasury Bill, 0.00%, 8/20/19	EGP	47,675	2,320,738
Total Egypt			$25,062,764

Total Foreign Government Securities (identified cost $24,953,703)			$25,062,764

34	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

U.S. Treasury Obligations — 0.7%
Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/13/18(16)	$10,500	$10,473,739

Total U.S. Treasury Obligations (identified cost $10,474,006)		$10,473,739

Other — 2.2%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(21)	32,597,591	$32,594,331

Total Other (identified cost $32,596,748)		$32,594,331

Total Short-Term Investments (identified cost $68,024,457)		$68,130,834

Total Purchased Options and Swaptions — 1.9% (identified cost $27,400,311)		$28,388,183

Total Investments — 98.1% (identified cost $1,539,336,151)		$1,461,927,365

Total Written Options — (0.1)% (premiums received $1,292,416)		$(1,384,026)

Other Assets, Less Liabilities — 2.0%		$29,938,494

Net Assets — 100.0%		$1,490,481,833

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2018.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(3)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(4)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $281,929,782 or 18.9% of the Portfolio’s net assets.

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2018.
(7)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2018.

(8)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(9)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(10)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(11)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(12)	Amount is less than 0.05% or (0.05)%, as applicable.

(13)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $149,667,331 or 10.0% of the Portfolio’s net assets.

(14)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(15)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(16)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(17)	Non-income producing security.

(18)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(19)	Restricted security (see Note 5).

(20)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(21)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

35	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Purchased Currency Options — 0.5%

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call SEK/Put EUR	BNP Paribas	EUR	12,770,000	SEK	9.96	4/15/19	$64,972
Call SEK/Put EUR	BNP Paribas	EUR	8,300,000	SEK	9.96	4/15/19	42,229
Call SEK/Put EUR	Citibank, N.A.	EUR	19,170,000	SEK	9.58	4/12/19	21,279
Call SEK/Put EUR	Citibank, N.A.	EUR	12,780,000	SEK	9.96	4/12/19	63,763
Call SEK/Put EUR	Citibank, N.A.	EUR	6,390,000	SEK	9.96	4/12/19	31,882
Call SEK/Put EUR	Citibank, N.A.	EUR	6,390,000	SEK	9.96	4/12/19	31,882
Call SEK/Put EUR	Deutsche Bank AG	EUR	16,610,000	SEK	9.56	4/23/19	19,490
Call SEK/Put EUR	Deutsche Bank AG	EUR	12,650,000	SEK	9.56	4/23/19	14,844
Put CNH/Call USD	Bank of America, N.A.	USD	34,000,000	CNH	6.93	6/26/19	970,190
Put CNH/Call USD	Citibank, N.A.	USD	14,094,000	CNH	6.87	12/27/18	299,258
Put CNH/Call USD	Goldman Sachs International	USD	29,986,000	CNH	6.83	12/24/18	754,718
Put CNH/Call USD	Goldman Sachs International	USD	14,800,000	CNH	6.93	6/26/19	422,318
Put CNH/Call USD	Goldman Sachs International	USD	19,200,000	CNH	6.95	6/26/19	518,861
Put EUR/Call USD	Citibank, N.A.	EUR	21,000,000	USD	1.18	12/21/18	804,550
Put MXN/Call USD	Citibank, N.A.	USD	24,930,000	MXN	21.32	5/6/19	908,873
Put MXN/Call USD	Citibank, N.A.	USD	11,790,000	MXN	21.32	5/6/19	429,828
Put MXN/Call USD	Goldman Sachs International	USD	11,790,000	MXN	21.32	5/6/19	429,828
Put MXN/Call USD	Goldman Sachs International	USD	27,420,000	MXN	21.32	5/7/19	1,004,614

Total							$6,833,379

Purchased Interest Rate Swaptions — 1.2%

Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 2/2/48 to pay 3-month USD-LIBOR Rate and receive 2.908%	Bank of America, N.A.	$40,000,000	1/31/28	$3,395,502
Option to enter into interest rate swap expiring 2/2/48 to receive 3-month USD-LIBOR Rate and pay 2.908%	Bank of America, N.A.	40,000,000	1/31/28	5,965,239
Option to enter into interest rate swap expiring 12/15/47 to pay 3-month USD-LIBOR Rate and receive 2.68%	Morgan Stanley & Co. International PLC	38,000,000	12/13/27	2,743,382
Option to enter into interest rate swap expiring 12/15/47 to receive 3-month USD-LIBOR Rate and pay 2.68%	Morgan Stanley & Co. International PLC	38,000,000	12/13/27	6,489,436

Total				$18,593,559

Purchased Call Options — 0.2%

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price/Spread		Expiration Date	Value

2-year 10 CMS Curve Cap	Morgan Stanley & Co. International PLC	Not Applicable	USD	450,000,000		0.135%	8/2/21	$1,325,812
Euro Stoxx 50 Index	Goldman Sachs International	4,258	EUR	13,614,988	EUR	3,100.00	5/3/22	1,178,283
E-mini S&P 500 Index Futures 3/2019	Citibank, N.A.	164	USD	22,230,200	USD	2,835.00	3/15/19	457,150

Total								$2,961,245

36	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Written Currency Options — (0.1)%

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Put CNH/Call USD	Barclays Bank PLC	USD	29,986,000	CNH	6.83	12/24/18	$(754,718)
Put CNH/Call USD	Deutsche Bank AG	USD	14,094,000	CNH	6.87	12/27/18	(299,258)

Total							$(1,053,976)

Written Put Options — (0.0)%(12)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
E-mini S&P 500 Index Futures 3/2019	Citibank, N.A.	164	USD	22,230,300	USD 2,405.00	3/15/19	$(330,050)

Total							$(330,050)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	25,661,117	USD	29,160,010	Standard Chartered Bank	11/1/18	$—	$(94,937)
EUR	25,661,117	USD	29,207,483	Standard Chartered Bank	11/1/18	—	(142,410)
EUR	19,000	USD	21,579	UBS AG	11/1/18	—	(59)
EUR	2,646,000	USD	3,003,113	UBS AG	11/1/18	—	(6,120)
NZD	499,000	USD	327,963	HSBC Bank USA, N.A.	11/1/18	—	(2,340)
NZD	13,137,000	USD	8,634,162	HSBC Bank USA, N.A.	11/1/18	—	(61,615)
USD	31,122,188	EUR	25,661,117	Standard Chartered Bank	11/1/18	2,057,114	—
USD	29,160,010	EUR	25,661,117	Standard Chartered Bank	11/1/18	94,937	—
USD	3,029,572	EUR	2,665,000	Standard Chartered Bank	11/1/18	11,059	—
USD	8,975,784	NZD	13,137,000	Standard Chartered Bank	11/1/18	403,237	—
USD	340,939	NZD	499,000	Standard Chartered Bank	11/1/18	15,316	—
AUD	2,760,000	USD	2,049,593	State Street Bank and Trust Company	11/2/18	—	(95,098)
NZD	157,000	USD	102,488	Australia and New Zealand Banking Group Limited	11/2/18	—	(38)
NZD	4,145,000	USD	2,705,815	Australia and New Zealand Banking Group Limited	11/2/18	—	(995)
USD	1,954,853	AUD	2,760,000	Australia and New Zealand Banking Group Limited	11/2/18	359	—
USD	2,826,544	NZD	4,145,000	State Street Bank and Trust Company	11/2/18	121,725	—
USD	107,061	NZD	157,000	State Street Bank and Trust Company	11/2/18	4,611	—
ARS	7,355,000	USD	204,306	BNP Paribas	11/5/18	—	(201)
ARS	6,659,562	USD	183,813	Goldman Sachs International	11/5/18	992	—
IDR	157,822,053,979	USD	10,379,616	Deutsche Bank AG	11/5/18	—	(3,874)
IDR	260,077,425,000	USD	17,104,730	Deutsche Bank AG	11/5/18	—	(6,384)
PEN	58,278,709	USD	17,396,629	Standard Chartered Bank	11/5/18	—	(110,938)
PEN	49,372,000	USD	14,733,512	The Bank of Nova Scotia	11/5/18	—	(89,585)

37	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
PEN	107,650,709	USD	32,034,134	The Bank of Nova Scotia	11/5/18	$—	$(104,516)
PHP	355,630,000	USD	6,642,075	Bank of America, N.A.	11/5/18	4,593	—
PHP	329,100,000	USD	6,162,691	BNP Paribas	11/5/18	—	(11,864)
PHP	404,500,000	USD	7,565,697	Citibank, N.A.	11/5/18	—	(5,656)
PHP	306,775,000	USD	5,729,614	Deutsche Bank AG	11/5/18	3,962	—
PHP	179,410,000	USD	3,350,827	Deutsche Bank AG	11/5/18	2,317	—
PHP	418,185,000	USD	7,810,411	JPMorgan Chase Bank, N.A.	11/5/18	5,401	—
PHP	526,400,000	USD	9,843,355	UBS AG	11/5/18	—	(5,022)
USD	115,508	ARS	4,603,000	Goldman Sachs International	11/5/18	—	(12,227)
USD	235,171	ARS	9,411,562	Goldman Sachs International	11/5/18	—	(26,003)
USD	9,472,314	IDR	142,937,225,000	Goldman Sachs International	11/5/18	75,151	—
USD	5,748,058	IDR	86,738,195,000	Goldman Sachs International	11/5/18	45,604	—
USD	7,745,831	IDR	117,140,200,000	JPMorgan Chase Bank, N.A.	11/5/18	44,649	—
USD	4,700,381	IDR	71,083,858,979	JPMorgan Chase Bank, N.A.	11/5/18	27,094	—
USD	17,342,273	PEN	58,278,709	Standard Chartered Bank	11/5/18	56,582	—
USD	32,795,342	PEN	107,650,709	The Bank of Nova Scotia	11/5/18	865,723	—
USD	14,691,861	PEN	49,372,000	The Bank of Nova Scotia	11/5/18	47,934	—
USD	6,591,233	PHP	355,630,000	Bank of America, N.A.	11/5/18	—	(55,435)
USD	6,146,577	PHP	329,100,000	BNP Paribas	11/5/18	—	(4,250)
USD	7,554,817	PHP	404,500,000	Citibank, N.A.	11/5/18	—	(5,224)
USD	3,289,211	PHP	179,410,000	Deutsche Bank AG	11/5/18	—	(63,934)
USD	5,633,033	PHP	306,775,000	Deutsche Bank AG	11/5/18	—	(100,543)
USD	7,752,781	PHP	418,185,000	JPMorgan Chase Bank, N.A.	11/5/18	—	(63,031)
USD	9,831,534	PHP	526,400,000	UBS AG	11/5/18	—	(6,799)
USD	107,682,700	JPY	11,958,702,285	Standard Chartered Bank	11/8/18	1,654,825	—
AUD	16,426,998	USD	12,212,913	Standard Chartered Bank	11/9/18	—	(579,147)
THB	780,000,000	USD	24,563,061	Deutsche Bank AG	11/9/18	—	(1,030,810)
THB	53,972,000	USD	1,623,706	JPMorgan Chase Bank, N.A.	11/9/18	4,605	—
THB	273,309,658	USD	8,239,664	Standard Chartered Bank	11/9/18	5,966	—
THB	382,643,000	USD	11,513,254	UBS AG	11/9/18	30,914	—
USD	317,458	AUD	426,998	Standard Chartered Bank	11/9/18	15,054	—
USD	12,144,317	NZD	18,000,000	Standard Chartered Bank	11/9/18	397,340	—
USD	9,003,230	THB	285,740,000	Deutsche Bank AG	11/9/18	382,582	—
USD	7,645,280	THB	242,775,857	Deutsche Bank AG	11/9/18	320,841	—
USD	1,699,619	THB	53,972,000	JPMorgan Chase Bank, N.A.	11/9/18	71,308	—
USD	5,197,985	THB	165,114,000	Standard Chartered Bank	11/9/18	216,570	—
USD	3,404,199	THB	108,195,658	Standard Chartered Bank	11/9/18	139,984	—
ILS	109,230,000	USD	30,297,483	Goldman Sachs International	11/13/18	—	(905,939)
USD	17,706,767	NZD	26,695,000	HSBC Bank USA, N.A.	11/13/18	284,769	—
USD	11,301,952	NZD	17,039,000	HSBC Bank USA, N.A.	11/13/18	181,763	—
EUR	2,512,475	SEK	26,157,672	JPMorgan Chase Bank, N.A.	11/14/18	—	(12,705)
SEK	26,157,672	EUR	2,509,164	JPMorgan Chase Bank, N.A.	11/14/18	16,459	—
AUD	2,270,401	USD	1,651,145	Standard Chartered Bank	11/20/18	—	(43,047)
JPY	2,603,776,500	USD	23,627,522	Standard Chartered Bank	11/20/18	—	(522,471)
USD	110,639	ARS	4,455,438	JPMorgan Chase Bank, N.A.	11/20/18	—	(10,720)
USD	1,645,402	NZD	2,495,385	Standard Chartered Bank	11/20/18	16,740	—
USD	17,010,038	EUR	14,257,607	Standard Chartered Bank	11/29/18	827,514	—

38	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
IDR	21,793,265,881	USD	1,473,902	Standard Chartered Bank	11/30/18	$—	$(47,531)
USD	17,375,882	PEN	58,278,709	Standard Chartered Bank	11/30/18	107,244	—
USD	14,715,946	PEN	49,372,000	The Bank of Nova Scotia	11/30/18	86,467	—
AUD	2,591,704	USD	1,869,448	Australia and New Zealand Banking Group Limited	12/3/18	—	(33,536)
USD	196,921	ARS	7,355,000	BNP Paribas	12/3/18	—	(264)
USD	177,399	ARS	6,659,562	Goldman Sachs International	12/3/18	—	(1,141)
USD	1,875,342	NZD	2,830,000	Australia and New Zealand Banking Group Limited	12/3/18	28,088	—
USD	1,935,979	NZD	2,837,950	HSBC Bank USA, N.A.	12/3/18	83,536	—
USD	146,894	NZD	215,331	HSBC Bank USA, N.A.	12/3/18	6,338	—
ILS	109,110,000	USD	30,064,477	Goldman Sachs International	12/4/18	—	(658,435)
NOK	153,156,000	EUR	16,193,344	State Street Bank and Trust Company	12/4/18	—	(194,997)
NOK	40,844,000	EUR	4,317,868	The Toronto-Dominion Bank	12/4/18	—	(51,309)
USD	660,417	PEN	2,184,000	Standard Chartered Bank	12/4/18	13,376	—
USD	17,025,231	IDR	260,077,425,000	Deutsche Bank AG	12/5/18	18,666	—
USD	10,331,373	IDR	157,822,053,979	Deutsche Bank AG	12/5/18	11,327	—
AUD	4,119,000	USD	2,961,462	Australia and New Zealand Banking Group Limited	12/10/18	—	(43,404)
USD	7,947,166	NZD	12,057,530	Australia and New Zealand Banking Group Limited	12/10/18	76,028	—
AUD	3,679,000	USD	2,621,034	Australia and New Zealand Banking Group Limited	12/12/18	—	(14,627)
USD	2,599,389	NZD	3,974,000	Australia and New Zealand Banking Group Limited	12/12/18	5,101	—
AUD	3,687,000	USD	2,615,023	HSBC Bank USA, N.A.	12/13/18	—	(2,919)
AUD	3,669,919	USD	2,605,037	HSBC Bank USA, N.A.	12/13/18	—	(5,034)
USD	2,593,852	NZD	3,985,000	HSBC Bank USA, N.A.	12/13/18	—	(7,650)
USD	2,577,970	NZD	3,962,000	HSBC Bank USA, N.A.	12/13/18	—	(8,517)
USD	10,902,074	OMR	4,520,000	BNP Paribas	12/19/18	—	(833,410)
USD	26,904,054	NZD	40,882,339	BNP Paribas	12/20/18	212,695	—
USD	1,984,559	NZD	3,015,658	BNP Paribas	12/20/18	15,689	—
EUR	10,000,000	USD	11,751,000	Citibank, N.A.	12/27/18	—	(366,298)
USD	11,782,180	EUR	10,000,000	Deutsche Bank AG	12/27/18	397,478	—
AUD	1,475,000	USD	1,045,495	BNP Paribas	1/9/19	—	(156)
USD	1,044,189	NZD	1,611,621	BNP Paribas	1/9/19	—	(8,278)
USD	3,939,790	KRW	4,371,000,000	Deutsche Bank AG	1/14/19	101,258	—
USD	5,341,576	KRW	5,919,000,000	Goldman Sachs International	1/14/19	143,619	—
USD	4,431,327	KRW	4,939,600,000	JPMorgan Chase Bank, N.A.	1/14/19	93,461	—
SEK	171,000,000	EUR	16,588,705	HSBC Bank USA, N.A.	1/18/19	—	(95,212)
NOK	89,820,000	EUR	9,453,460	Deutsche Bank AG	1/22/19	—	(92,210)
NOK	194,513,840	EUR	20,545,378	HSBC Bank USA, N.A.	1/22/19	—	(283,000)
USD	161	EUR	140	Standard Chartered Bank	1/24/19	2	—
USD	2,985,893	EUR	2,527,248	JPMorgan Chase Bank, N.A.	1/25/19	101,023	—
USD	12,460,504	EUR	10,500,000	State Street Bank and Trust Company	1/25/19	474,685	—
USD	3,797,237	NZD	5,789,000	Australia and New Zealand Banking Group Limited	1/25/19	15,986	—
USD	2,966,161	NZD	4,522,000	Australia and New Zealand Banking Group Limited	1/25/19	12,487	—

39	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,712,395	HUF	762,217,225	Goldman Sachs International	1/28/19	$33,797	$—
AUD	26,683,272	USD	18,956,559	Standard Chartered Bank	1/29/19	—	(40,349)
USD	1,385,563	EUR	1,209,781	Standard Chartered Bank	1/29/19	4,114	—
USD	3,482,187	NZD	5,326,000	HSBC Bank USA, N.A.	1/29/19	3,185	—
USD	2,719,845	NZD	4,160,000	HSBC Bank USA, N.A.	1/29/19	2,487	—
USD	10,638,743	NZD	16,231,427	JPMorgan Chase Bank, N.A.	1/29/19	36,195	—
USD	1,463,201	NZD	2,232,392	JPMorgan Chase Bank, N.A.	1/29/19	4,978	—
USD	24,134,872	KRW	26,770,400,000	JPMorgan Chase Bank, N.A.	1/30/19	610,909	—
EUR	2,665,000	USD	3,055,369	Standard Chartered Bank	1/31/19	—	(11,682)
USD	29,453,830	EUR	25,661,117	Standard Chartered Bank	1/31/19	146,355	—
USD	21,145,793	EUR	17,888,025	Standard Chartered Bank	2/1/19	714,179	—
USD	8,643,673	NZD	13,137,000	HSBC Bank USA, N.A.	2/1/19	62,119	—
USD	328,324	NZD	499,000	HSBC Bank USA, N.A.	2/1/19	2,360	—
AUD	2,760,000	USD	1,957,116	Australia and New Zealand Banking Group Limited	2/4/19	—	(331)
USD	2,708,778	NZD	4,145,000	Australia and New Zealand Banking Group Limited	2/4/19	1,016	—
USD	102,600	NZD	157,000	Australia and New Zealand Banking Group Limited	2/4/19	38	—
EUR	5,295,000	USD	6,207,699	Goldman Sachs International	2/21/19	—	(149,062)
USD	9,815,052	EUR	8,371,975	Goldman Sachs International	2/21/19	235,683	—
EUR	303,169	USD	357,057	Standard Chartered Bank	3/7/19	—	(9,733)
USD	3,896,658	EUR	3,258,797	Standard Chartered Bank	3/7/19	163,231	—
USD	1,076,162	EUR	900,000	Standard Chartered Bank	3/7/19	45,080	—
USD	16,303,560	EUR	14,023,000	JPMorgan Chase Bank, N.A.	3/21/19	218,106	—
USD	11,810,934	OMR	4,666,500	BNP Paribas	4/8/19	—	(281,631)
USD	11,808,558	OMR	4,664,971	Standard Chartered Bank	4/24/19	—	(276,877)
TWD	143,000,000	USD	4,920,853	Citibank, N.A.	4/30/19	—	(234,658)
TWD	142,787,000	USD	4,914,369	Deutsche Bank AG	4/30/19	—	(235,154)
USD	4,487,373	TWD	129,887,000	Bank of America, N.A.	4/30/19	230,898	—
USD	5,385,147	TWD	155,900,000	Standard Chartered Bank	4/30/19	276,210	—
CNH	142,076,000	USD	20,682,146	Standard Chartered Bank	6/28/19	—	(496,402)
USD	1,425,271	CNH	9,871,000	Citibank, N.A.	6/28/19	22,828	—
USD	7,075,117	CNH	47,000,000	Deutsche Bank AG	6/28/19	397,494	—
USD	2,405,328	CNH	16,705,000	Deutsche Bank AG	6/28/19	31,930	—
USD	2,808,621	CNH	19,461,775	Goldman Sachs International	6/28/19	43,548	—
USD	10,534,189	CNH	70,000,000	Standard Chartered Bank	6/28/19	588,793	—
USD	6,849,480	CNH	45,500,000	Standard Chartered Bank	6/28/19	384,973	—
USD	18,010,399	CNH	124,905,000	Standard Chartered Bank	6/28/19	264,261	—
USD	9,102,012	CNH	63,236,225	Standard Chartered Bank	6/28/19	117,593	—
USD	7,916,361	OMR	3,237,000	BNP Paribas	7/3/19	—	(454,681)
USD	4,984,721	OMR	2,039,000	BNP Paribas	7/15/19	—	(286,545)
USD	926,925	OMR	378,000	BNP Paribas	7/17/19	—	(50,236)
CNH	83,000,000	USD	12,023,235	Deutsche Bank AG	7/18/19	—	(237,026)
CNH	115,790,000	USD	16,773,866	Goldman Sachs International	7/18/19	—	(331,394)
CNH	85,000,000	USD	12,311,703	JPMorgan Chase Bank, N.A.	7/18/19	—	(241,489)
CNH	83,000,000	USD	12,028,173	Standard Chartered Bank	7/18/19	—	(241,964)
USD	12,256,350	CNH	83,000,000	Deutsche Bank AG	7/18/19	470,140	—

40	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	12,268,669	CNH	83,000,000	Goldman Sachs International	7/18/19	$482,459	$—
USD	4,849,731	CNH	32,790,000	Goldman Sachs International	7/18/19	193,468	—
USD	12,570,245	CNH	85,000,000	JPMorgan Chase Bank, N.A.	7/18/19	500,031	—
USD	12,275,746	CNH	83,000,000	Standard Chartered Bank	7/18/19	489,537	—
USD	23,780,356	CNH	165,000,000	Barclays Bank PLC	8/27/19	372,855	—
USD	23,557,985	OMR	9,293,625	BNP Paribas	8/27/20	—	(200,369)

						$17,610,998	$(10,711,448)

Forward Volatility Agreements

Reference Entity	Counterparty	Settlement Date (1)	Notional Amount (000’s omitted)	Value/Unrealized (Depreciation)
Straddle swaption on floating rate (3-month USD-LIBOR-BBA) versus fixed rate interest rate swap, maturing June 11, 2055, 5-year term	Bank of America, N.A.	6/10/20	$35,000	$(908,006)

				$(908,006)

(1)

At the settlement date, the Portfolio will purchase from the counterparty a straddle swaption (i.e. a receiver swaption and a payer swaption) with a determined premium amount of $7,787,500 and an interest rate component to be determined at a future date.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures
E-mini S&P 500 Index	79	Long	12/21/18	$10,708,845	$(893,418)

Interest Rate Futures
10-Year USD Deliverable Interest Rate Swap	445	Short	12/17/18	(43,477,891)	813,516
CME 90-Day Eurodollar	1,892	Long	12/17/18	459,992,500	(1,371,700)
CME 90-Day Eurodollar	1,892	Short	12/16/19	(457,840,350)	2,114,725
CME 90-Day Eurodollar	4,723	Short	6/15/20	(1,142,847,925)	6,751,238
Euro-Buxl	180	Short	12/6/18	(36,065,852)	(126,408)
Japan 10-Year Bond	101	Short	12/13/18	(134,830,771)	(299,863)

					$6,988,090

CME:  Chicago Mercantile Exchange.

Euro-Buxl:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 24 to 35 years.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

41	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	5,111	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57% (pays upon termination)	8/15/32	$93,844
EUR	5,125	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59% (pays upon termination)	8/15/32	79,368
EUR	5,003	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	63,056
EUR	5,033	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64% (pays upon termination)	10/15/32	39,519
EUR	12,500	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.65% (pays upon termination)	11/15/32	69,931
EUR	19,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.69% (pays upon termination)	11/15/32	(15,212)
EUR	5,111	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77% (pays upon termination)	8/15/42	(149,506)
EUR	5,125	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78% (pays upon termination)	8/15/42	(145,160)
EUR	5,003	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	(114,557)
EUR	5,033	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85% (pays upon termination)	10/15/42	(41,863)
EUR	12,500	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85% (pays upon termination)	11/15/42	(74,369)
EUR	19,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	11/15/42	117,806
EUR	4,356	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90% (pays upon termination)	8/4/47	(53,841)
EUR	4,356	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	8/7/47	(71,071)
USD	18,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.14% (pays upon termination)	8/11/27	261,082
USD	25,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.22% (pays upon termination)	11/14/32	(358,846)

42	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	25,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.20% (pays upon termination)	11/14/42	$724,024
USD	5,857	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16% (pays upon termination)	8/4/47	259,655
USD	5,857	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/7/47	276,939
USD	2,309	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	118,512
USD	2,295	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	110,545
USD	2,288	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	9/1/47	108,837
USD	1,994	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22% (pays upon termination)	10/5/47	63,499
USD	6,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.19% (pays upon termination)	11/8/47	229,871
USD	8,800	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	(196,468)

							$1,395,595

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted
HICP	–	Harmonised Indices of Consumer Prices

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CZK	652,000	Receives	6-month CZK PRIBOR (pays semi-annually)	2.22% (pays annually)	8/14/28	$796,135	$—	$796,135
CZK	578,000	Receives	6-month CZK PRIBOR (pays semi-annually)	2.29% (pays annually)	8/24/28	548,683	—	548,683
EUR	58,020	Pays	6-month EURIBOR (pays semi-annually)	0.47% (pays annually)	2/27/23	878,345	—	878,345
EUR	12,100	Receives	6-month EURIBOR (pays semi-annually)	1.64% (pays annually)	2/27/48	(589,010)	—	(589,010)

43	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
HUF	2,125,500	Receives	6-month HUF BUBOR (pays semi-annually)	1.92% (pays annually)	7/28/26	$481,865	$—	$481,865
HUF	1,495,700	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	8/1/26	333,137	—	333,137
HUF	1,450,029	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	9/21/26	367,966	—	367,966
HUF	587,850	Receives	6-month HUF BUBOR (pays semi-annually)	1.93% (pays annually)	9/21/26	142,949	—	142,949
HUF	573,154	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	9/21/26	138,652	—	138,652
HUF	583,931	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	10/13/26	115,252	—	115,252
HUF	1,485,300	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	10/19/26	314,412	—	314,412
HUF	1,538,599	Receives	6-month HUF BUBOR (pays semi-annually)	2.04% (pays annually)	10/20/26	345,763	—	345,763
HUF	707,985	Receives	6-month HUF BUBOR (pays semi-annually)	2.06% (pays annually)	10/28/26	157,046	—	157,046
HUF	285,989	Receives	6-month HUF BUBOR (pays semi-annually)	2.08% (pays annually)	10/28/26	62,420	—	62,420
HUF	428,517	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	11/2/26	59,895	—	59,895
HUF	286,920	Receives	6-month HUF BUBOR (pays semi-annually)	2.18% (pays annually)	11/3/26	32,464	—	32,464
HUF	1,547,321	Receives	6-month HUF BUBOR (pays semi-annually)	2.13% (pays annually)	11/4/26	196,353	—	196,353
HUF	281,331	Receives	6-month HUF BUBOR (pays semi-annually)	2.15% (pays annually)	11/7/26	34,606	—	34,606
HUF	279,468	Receives	6-month HUF BUBOR (pays semi-annually)	2.12% (pays annually)	11/8/26	36,903	—	36,903
HUF	769,469	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	11/10/26	97,028	—	97,028
JPY	412,230	Receives	6-month JPY-LIBOR (pays semi-annually)	0.62% (pays semi-annually)	12/19/46	288,335	—	288,335
JPY	1,401,960	Receives	6-month JPY-LIBOR (pays semi-annually)	0.78% (pays semi-annually)	12/19/46	448,898	—	448,898
JPY	1,363,900	Receives	6-month JPY-LIBOR (pays semi-annually)	0.85% (pays semi-annually)	6/19/47	241,761	—	241,761
JPY	1,364,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.86% (pays semi-annually)	6/19/47	232,239	—	232,239
JPY	1,013,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.95% (pays semi-annually)	12/18/47	(23,983)	—	(23,983)
JPY	456,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.95% (pays semi-annually)	12/18/47	(18,335)	—	(18,335)
NZD	12,730	Receives	3-month NZD Bank Bill (pays quarterly)	2.75% (pays semi-annually)	2/9/23	(184,717)	—	(184,717)

44	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
NZD	9,260	Receives	3-month NZD Bank Bill (pays quarterly)	2.76% (pays semi-annually)	2/9/23	$(135,015)	$—	$(135,015)
NZD	23,100	Receives	3-month NZD Bank Bill (pays quarterly)	2.74% (pays semi-annually)	2/13/23	(327,458)	—	(327,458)
NZD	26,200	Receives	3-month NZD Bank Bill (pays quarterly)	2.73% (pays semi-annually)	2/16/23	(360,262)	—	(360,262)
NZD	10,200	Receives	3-month NZD Bank Bill (pays quarterly)	2.73% (pays semi-annually)	2/20/23	(141,799)	—	(141,799)
NZD	10,290	Receives	3-month NZD Bank Bill (pays quarterly)	2.74% (pays semi-annually)	2/22/23	(143,951)	—	(143,951)
NZD	86,200	Receives	3-month NZD Bank Bill (pays quarterly)	3.32% (pays semi-annually)	2/19/28	(2,635,815)	—	(2,635,815)
NZD	31,600	Receives	3-month NZD Bank Bill (pays quarterly)	2.91% (pays semi-annually)	10/19/28	(159,930)	—	(159,930)
PLN	30,010	Pays	6-month PLN WIBOR (pays semi-annually)	2.23% (pays annually)	7/28/26	(280,849)	—	(280,849)
PLN	21,649	Pays	6-month PLN WIBOR (pays semi-annually)	2.22% (pays annually)	8/1/26	(205,904)	—	(205,904)
PLN	7,837	Pays	6-month PLN WIBOR (pays semi-annually)	2.28% (pays annually)	9/21/26	(70,003)	—	(70,003)
PLN	28,997	Pays	6-month PLN WIBOR (pays semi-annually)	2.30% (pays annually)	9/21/26	(248,154)	—	(248,154)
PLN	8,288	Pays	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/13/26	(43,462)	—	(43,462)
PLN	12,637	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/19/26	(74,031)	—	(74,031)
PLN	8,425	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/19/26	(47,782)	—	(47,782)
PLN	9,248	Pays	6-month PLN WIBOR (pays semi-annually)	2.43% (pays annually)	10/20/26	(59,537)	—	(59,537)
PLN	12,637	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/20/26	(78,289)	—	(78,289)
PLN	10,411	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/28/26	(62,219)	—	(62,219)
PLN	4,164	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/28/26	(24,109)	—	(24,109)
PLN	6,247	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	10/31/26	(32,733)	—	(32,733)
PLN	4,164	Pays	6-month PLN WIBOR (pays semi-annually)	2.56% (pays annually)	11/2/26	2,547	—	2,547
PLN	22,905	Pays	6-month PLN WIBOR (pays semi-annually)	2.51% (pays annually)	11/4/26	(10,546)	—	(10,546)
PLN	4,164	Pays	6-month PLN WIBOR (pays semi-annually)	2.54% (pays annually)	11/7/26	532	—	532
PLN	4,165	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	11/8/26	(3,090)	—	(3,090)

45	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
PLN	11,509	Pays	6-month PLN WIBOR (pays semi-annually)	2.52% (pays annually)	11/10/26	$(4,944)	$—	$(4,944)
SGD	18,500	Pays	6-month SGD SIBOR (pays semi-annually)	2.42% (pays semi-annually)	10/19/23	46,113	—	46,113
SGD	18,500	Pays	6-month SGD SIBOR (pays semi-annually)	2.42% (pays semi-annually)	10/19/23	47,687	—	47,687
SGD	19,000	Pays	6-month SGD SIBOR (pays semi-annually)	2.44% (pays semi-annually)	10/22/23	60,516	—	60,516
SGD	37,000	Pays	6-month SGD SIBOR (pays semi-annually)	2.45% (pays semi-annually)	10/22/23	122,883	—	122,883
SGD	9,630	Pays	6-month SGD SIBOR (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	28,104	—	28,104
SGD	10,000	Pays	6-month SGD SIBOR (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	29,184	—	29,184
SGD	15,000	Pays	6-month SGD SIBOR (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	43,776	—	43,776
USD	4,000	Receives	3-month USD-LIBOR (pays quarterly)	1.66% (pays semi-annually)	2/24/19	17,743	(1)	17,742
USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	1.77% (pays semi-annually)	3/28/19	4,174	—	4,174
USD	133,000	Pays	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	4/27/22	(268,785)	—	(268,785)
USD	133,500	Pays	3-month USD-LIBOR (pays quarterly)	3.04% (pays semi-annually)	4/30/22	(368,062)	—	(368,062)
USD	102,000	Pays	3-month USD-LIBOR (pays quarterly)	2.76% (pays semi-annually)	2/5/28	(3,473,063)	—	(3,473,063)
USD	41,700	Pays	3-month USD-LIBOR (pays quarterly)	2.96% (pays semi-annually)	8/31/28	(827,414)	—	(827,414)
USD	29,500	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	4/27/30	328,813	—	328,813
USD	29,500	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	4/30/30	511,198	—	511,198
USD	100,000	Receives	3-month USD-LIBOR (pays quarterly)	2.78% (pays semi-annually)	9/21/45	9,023,042	—	9,023,042
USD	100,000	Pays	3-month USD-LIBOR (pays quarterly)	2.79% (pays semi-annually)	9/21/45	(9,389,904)	—	(9,389,904)
USD	45,000	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	10/28/45	6,342,423	—	6,342,423
USD	55,000	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	10/28/45	7,751,851	—	7,751,851
USD	45,000	Pays	3-month USD-LIBOR (pays quarterly)	2.52% (pays semi-annually)	10/28/45	(6,444,254)	—	(6,444,254)
USD	55,000	Pays	3-month USD-LIBOR (pays quarterly)	2.52% (pays semi-annually)	10/28/45	(7,876,311)	—	(7,876,311)
USD	11,693	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	9/20/47	1,694,371	(108,328)	1,586,043

46	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
USD	41,000	Receives	3-month USD-LIBOR (pays quarterly)	2.84% (pays semi-annually)	2/5/48	$3,342,142	$—	$3,342,142
USD	1,000	Pays	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	3/21/48	(146,198)	122,273	(23,925)
USD	17,100	Receives	3-month USD-LIBOR (pays quarterly)	2.98% (pays semi-annually)	8/31/48	928,699	—	928,699
USD	3,500	Receives	3-month USD-LIBOR (pays quarterly)	2.55% (pays semi-annually)	6/11/55	399,723	—	399,723
USD	3,500	Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	7/27/55	289,772	—	289,772

Total						$2,606,482	$13,944	$2,620,426

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation

BNP Paribas	$10,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.75% (pays upon termination)	6/22/26	$480,991
Goldman Sachs International	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.91% (pays upon termination)	3/23/26	149,608
Goldman Sachs International	29,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.91% (pays upon termination)	4/1/26	889,465

							$1,520,064

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized (Depreciation)
Bank of America, N.A.	THB	1,600,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.84% (pays semi-annually)	3/16/23	$(685,990)

Total							$(685,990)

47	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation

Malaysia	$ 155,000	1.00% (pays quarterly)(1)	12/20/23	$774,742	$(718,188)	$56,554

				$774,742	$(718,188)	$56,554

*	The contract annual fixed rate represents the fixed rate of interest paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps

Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)

Barclays Bank PLC	3-month PLN WIBOR + 45 bp on PLN 166,475,385 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	12/7/20/ 12/5/23	$56,200
Barclays Bank PLC	3-month PLN WIBOR + 53.5 bp on PLN 117,044,424 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/27/22/ 10/27/27	(17,348)
Barclays Bank PLC	3-month PLN WIBOR + 51.5 bp on PLN 75,476,100 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	11/3/22/ 11/3/27	(27,602)
Barclays Bank PLC	3-month PLN WIBOR + 51.5 bp on PLN 107,216,880 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	11/16/22/ 11/16/27	(40,120)
Barclays Bank PLC	3-month ZAR JIBAR + 51 bp on ZAR 513,220,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/23/19/ 10/23/22	102,858
Barclays Bank PLC	3-month ZAR JIBAR + 54 bp on ZAR 380,029,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	3/9/20/ 3/8/23	78,929

48	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps (continued)

Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)

Barclays Bank PLC	3-month ZAR JIBAR + 54 bp on ZAR 380,029,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	3/12/20/ 3/8/23	$78,438
Barclays Bank PLC	3-month ZAR JIBAR + 58 bp on ZAR 455,470,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	10/30/23/ 10/30/28	(8,185)
Deutsche Bank AG	3-month ZAR JIBAR + 50 bp on ZAR 227,640,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	7/29/19/ 7/29/22	59,733
Goldman Sachs International	3-month ZAR JIBAR + 50.5 bp on ZAR 347,490,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	7/25/23/ 7/25/28	(53,121)
Goldman Sachs International	3-month ZAR JIBAR + 50.5 bp on ZAR 267,000,000 (Notional Amount) (pays quarterly) plus USD equivalent of Notional Amount at effective date	3-month USD-LIBOR on USD equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount	7/27/23/ 7/27/28	(40,775)

				$189,007

*

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

Abbreviations:

BADLAR	–	Buenos Aires Deposits of Large Amount Rate
CMS	–	Constant Maturity Swap
COF	–	Cost of Funds 11th District
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate

49	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Currency Abbreviations:

ARS	–	Argentine Peso
AUD	–	Australian Dollar
CNH	–	Yuan Renminbi Offshore
CZK	–	Czech Koruna
EGP	–	Egyptian Pound
EUR	–	Euro
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KRW	–	South Korean Won
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso

NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RSD	–	Serbian Dinar
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TWD	–	New Taiwan Dollar
USD	–	United States Dollar
ZAR	–	South African Rand

50	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $1,506,739,403)	$1,429,333,034
Affiliated investment, at value (identified cost, $32,596,748)	32,594,331
Cash	16,413,470
Deposits for derivatives collateral —
Centrally cleared swap contracts	15,440,952
OTC derivatives	6,047,858
Foreign currency, at value (identified cost, $8,847,262)	8,507,698
Interest and dividends receivable	11,959,121
Dividends receivable from affiliated investment	150,271
Receivable for investments sold	427,535
Receivable for variation margin on open financial futures contracts	1,086,049
Receivable for variation margin on open centrally cleared swap contracts	7,716,832
Receivable for open forward foreign currency exchange contracts	17,610,998
Receivable for open swap contracts	1,896,222
Prepaid expenses	1,228
Total assets	$1,549,185,599

Liabilities
Cash collateral due to brokers	$6,047,858
Written options outstanding, at value (premiums received, $1,292,416)	1,384,026
Payable for investments purchased	37,506,726
Payable for open forward foreign currency exchange contracts	10,711,448
Payable for open forward volatility agreements	908,006
Payable for open swap contracts	873,141
Payable to affiliates:
Investment adviser fee	780,088
Trustees’ fees	5,886
Accrued expenses	486,587
Total liabilities	$58,703,766
Net Assets applicable to investors’ interest in Portfolio	$1,490,481,833

51	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest (net of foreign taxes, $1,766,158)	$73,558,240
Dividends (net of foreign taxes, $50,210)	7,157,207
Dividends from affiliated investment	1,461,766
Total investment income	$82,177,213

Expenses
Investment adviser fee	$9,447,466
Trustees’ fees and expenses	67,272
Custodian fee	774,876
Legal and accounting services	266,101
Miscellaneous	450,490
Total expenses	$11,006,205

Net investment income	$71,171,008

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $38,238)	$(265,889)
Investment transactions — affiliated investment	(1,224)
Written options and swaptions	2,703,298
Financial futures contracts	17,316,487
Swap contracts	13,980,894
Foreign currency transactions	(547,501)
Forward foreign currency exchange contracts	(13,814,867)
Capital gains distributions received	445,701
Net realized gain	$19,816,899
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $328,212)	$(59,532,332)
Investments — affiliated investment	(1,911)
Written options and swaptions	(618,546)
Financial futures contracts	1,035,127
Swap contracts	(413,444)
Forward volatility agreements	(458,886)
Foreign currency	(274,292)
Forward foreign currency exchange contracts	6,064,031
Net change in unrealized appreciation (depreciation)	$(54,200,253)

Net realized and unrealized loss	$(34,383,354)

Net increase in net assets from operations	$36,787,654

52	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$71,171,008	$59,519,948
Net realized gain	19,816,899	20,190,807
Net change in unrealized appreciation (depreciation)	(54,200,253)	22,175,592
Net increase in net assets from operations	$36,787,654	$101,886,347
Capital transactions —
Contributions	$192,566,243	$184,552,951
Withdrawals	(372,199,188)	(132,800,500)
Net increase (decrease) in net assets from capital transactions	$(179,632,945)	$51,752,451

Net increase (decrease) in net assets	$(142,845,291)	$153,638,798

Net Assets
At beginning of year	$1,633,327,124	$1,479,688,326
At end of year	$1,490,481,833	$1,633,327,124

53	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.69%	0.68%	0.66%	0.66%	0.72%
Net investment income	4.47%	3.84%	3.75%	3.63%	5.32%
Portfolio Turnover	57%	44%	30%	32%	58%

Total Return	2.74%	6.70%	0.04%	(0.41)%	7.75%

Net assets, end of year (000’s omitted)	$1,490,482	$1,633,327	$1,479,688	$1,859,065	$1,021,588

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

54	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2018

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 93.0% and 7.0%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2018 were $16,570,799 or 1.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward volatility agreements are valued by a third party pricing service using techniques that consider factors including the volatility of the underlying instrument and the period of time until expiration. Swaps and options on swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

55

Global Opportunities Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder.

56

Global Opportunities Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By

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design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

R  Forward Volatility Agreements — Forward volatility agreements are transactions in which two parties agree to the purchase or sale of a swaption straddle (i.e., a receiver swaption and a payer swaption with the same expiration date) on an underlying floating-rate versus a fixed rate reference entity. The fixed rate shall equal the prevailing at-the-money forward rate of the benchmark swap at determination date. Changes in the value of the agreement are recorded as unrealized gains or losses. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying reference entity.

S  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

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T  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $9,447,466 or 0.593% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$413,975,806	$478,812,494
U.S. Government and Agency Securities	464,444,258	311,169,317

	$878,420,064	$789,981,811

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,559,753,965

Gross unrealized appreciation	$80,370,996
Gross unrealized depreciation	(136,150,546)

Net unrealized depreciation	$(55,779,550)

5  Restricted Securities

At October 31, 2018, the Portfolio owned the following securities (representing 1.5% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of

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circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Other
Altair V Reinsurance	12/22/16	1,932	$1,931,845	$338,073
Altair VI Reinsurance	12/29/17	1,000	4,972,438	5,172,330
Blue Lotus Re, Ltd.	12/20/17	6,000	6,000,000	6,657,600
Mt. Logan Re, Ltd.	1/2/18	10,000	10,000,000	10,630,676

Total Restricted Securities			$22,904,283	$22,798,679

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward foreign currency exchange contracts, futures contracts, forward volatility agreements and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Consolidated Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swaps and swaptions to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: The Portfolio enters into equity index options and futures contracts to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, cross-currency swaps, options contracts and forward volatility agreements to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $13,876,621. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $2,070,308 at October 31, 2018.

The OTC derivatives in which the Portfolio invests (except for written options and swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

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The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2018. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit		Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—		$1,635,433	$6,833,379	$19,919,371	$28,388,183
Not applicable	774,742	*	—	—	49,662,367 *	50,437,108
Receivable for open forward foreign currency exchange contracts	—		—	17,610,998	—	17,610,998
Receivable for open swap contracts	—		—	—	1,896,222	1,896,222

Total Asset Derivatives	$774,742		$1,635,433	$24,444,377	$71,477,960	$98,332,511

Derivatives not subject to master netting or similar agreements	$774,742		$—	$—	$49,662,367	$50,437,108

Total Asset Derivatives subject to master netting or similar agreements	$—		$1,635,433	$24,444,377	$21,815,593	$47,895,403

Written options outstanding, at value	$—		$(330,050)	$(1,053,976)	$—	$(1,384,026)
Not applicable	—		(893,418)*	—	(37,778,782)*	(38,672,200)
Payable for open forward foreign currency exchange contracts	—		—	(10,711,448)	—	(10,711,448)
Payable for open swap contracts	—		—	—	(873,141)	(873,141)
Payable for open forward volatility agreements	—		—	—	(908,006)	(908,006)

Total Liability Derivatives	$—		$(1,223,468)	$(11,765,424)	$(39,559,929)	$(52,548,821)

Derivatives not subject to master netting or similar agreements	$—		$(893,418)	$—	$(37,778,782)	$(38,672,200)

Total Liability Derivatives subject to master netting or similar agreements	$—		$(330,050)	$(11,765,424)	$(1,781,147)	$(13,876,621)

*

For futures contracts and centrally cleared swap contracts, amount represents value as shown in the Consolidated Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared swap contracts, as applicable.

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The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Australia and New Zealand Banking Group Limited	$139,103	$(92,931)	$—	$—	$46,172	$—
Bank of America, N.A.	10,566,422	(1,649,431)	—	—	8,916,991	—
Barclays Bank PLC	689,280	(689,280)	—	—	—	—
BNP Paribas	816,576	(816,576)	—	—	—	—
Citibank, N.A.	3,071,293	(941,886)	—	(1,506,440)	622,967	1,506,440
Deutsche Bank AG	2,232,062	(2,069,193)	(140,967)	(21,902)	—	50,126
Goldman Sachs International	6,602,016	(2,178,097)	(4,423,919)	—	—	—
HSBC Bank USA, N.A.	626,557	(466,287)	(102,025)	—	58,245	—
JPMorgan Chase Bank, N.A.	1,734,219	(327,945)	—	(1,330,421)	75,853	1,330,421
Morgan Stanley & Co. International PLC	10,558,630	—	—	(1,495,000)	9,063,630	1,495,000
Standard Chartered Bank	9,227,186	(2,617,488)	(4,171,419)	(1,095,734)	1,342,545	1,095,734
State Street Bank and Trust Company	601,021	(290,095)	(310,926)	—	—	—
The Bank of Nova Scotia	1,000,124	(194,101)	—	(570,137)	235,886	570,137
UBS AG	30,914	(18,000)	—	—	12,914	—

	$47,895,403	$(12,351,310)	$(9,149,256)	$(6,019,634)	$20,375,203	$6,047,858

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Australia and New Zealand Banking Group Limited	$(92,931)	$92,931	$—	$—	$—	$—
Bank of America, N.A.	(1,649,431)	1,649,431	—	—	—	—
Barclays Bank PLC	(847,973)	689,280	—	—	(158,693)	—
BNP Paribas	(2,131,885)	816,576	1,315,309	—	—	—
Citibank, N.A.	(941,886)	941,886	—	—	—	—
Deutsche Bank AG	(2,069,193)	2,069,193	—	—	—	—
Goldman Sachs International	(2,178,097)	2,178,097	—	—	—	—
HSBC Bank USA, N.A.	(466,287)	466,287	—	—	—	—
JPMorgan Chase Bank, N.A.	(327,945)	327,945	—	—	—	—
Standard Chartered Bank	(2,617,488)	2,617,488	—	—	—	—
State Street Bank and Trust Company	(290,095)	290,095	—	—	—	—

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Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
The Bank of Nova Scotia	$(194,101)	$194,101	$—	$—	$—	$—
The Toronto-Dominion Bank	(51,309)	—	—	—	(51,309)	—
UBS AG	(18,000)	18,000	—	—	—	—

	$(13,876,621)	$12,351,310	$1,315,309	$—	$(210,002)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$6,047,858

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2018 was as follows:

Consolidated Statement of Operations Caption	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$(540,000)	$(698,364)	$(371,179)	$(1,496,250)
Written options and swaptions	—	—	565,798	2,137,500
Financial futures contracts	—	481,468	—	16,835,019
Swap contracts	(787,913)	—	—	14,768,807

Forward foreign currency exchange contracts	—	—	(13,814,867)	—

Total	$(1,327,913)	$(216,896)	$(13,620,248)	$32,245,076

Change in unrealized appreciation (depreciation) —
Investments	$496,800	$(1,519,237)	$3,359,300	$608,582
Written options and swaptions	—	59,447	(677,993)	—
Financial futures contracts	—	(893,418)	—	1,928,545
Swap contracts	310,910	—	—	(724,354)
Forward volatility agreements	—	—	—	(458,886)

Forward foreign currency exchange contracts	—	—	6,064,031	—

Total	$807,710	$(2,353,208)	$8,745,338	$1,353,887

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Notes to Consolidated Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Forward Volatility Agreements

$1,131,049,000	$2,798,910,000	$1,534,820,000	$35,000,000

Swaptions Purchased	Call Options Purchased	Swaptions Written	Swap Contracts

$478,923,000	$103,846,000	$34,615,000	$2,226,167,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased index options contracts and written index options contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately $222,886,000, $31,705,000, 5,522 and 13 contracts, respectively.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

8  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

64

Global Opportunities Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$446,255,507	$—	$446,255,507
Mortgage Pass-Throughs	—	36,729,635	—	36,729,635
Commercial Mortgage-Backed Securities	—	36,291,108	—	36,291,108
Asset-Backed Securities	—	214,121,705	—	214,121,705
Small Business Administration Loans (Interest Only)	—	74,758,132	—	74,758,132
Senior Floating-Rate Loans	—	21,746,296	—	21,746,296
Sovereign Loans	—	1,839,401	—	1,839,401
Foreign Government Bonds	—	333,552,580	—	333,552,580
Foreign Corporate Bonds	—	43,323,970	—	43,323,970
U.S. Treasury Obligations	—	56,455,332	—	56,455,332
Corporate Bonds & Notes	—	1,553,885	—	1,553,885
Common Stocks	56,428	4,577,564 *	—	4,633,992
Closed-End Funds	59,659,376	—	—	59,659,376
Other	—	—	34,487,429	34,487,429
Short-Term Investments —
Foreign Government Securities	—	25,062,764	—	25,062,764
U.S. Treasury Obligations	—	10,473,739	—	10,473,739
Other	—	32,594,331	—	32,594,331
Purchased Currency Options	—	6,833,379	—	6,833,379
Purchased Interest Rate Swaptions	—	18,593,559	—	18,593,559
Purchased Call Options	457,150	2,504,095	—	2,961,245

Total Investments	$60,172,954	$1,367,266,982	$34,487,429	$1,461,927,365
Forward Foreign Currency Exchange Contracts	$—	$17,610,998	$—	$17,610,998
Futures Contracts	9,679,479	—	—	9,679,479
Swap Contracts	—	42,653,852	—	42,653,852

Total	$69,852,433	$1,427,531,832	$34,487,429	$1,531,871,694

Liability Description
Written Currency Options	$—	$(1,053,976)	$—	$(1,053,976)
Written Put Options	(330,050)	—	—	(330,050)
Forward Foreign Currency Exchange Contracts	—	(10,711,448)	—	(10,711,448)
Forward Volatility Agreements	—	(908,006)	—	(908,006)
Futures Contracts	(2,691,389)	—	—	(2,691,389)
Swap Contracts	—	(36,853,952)	—	(36,853,952)

Total	$(3,021,439)	$(49,527,382)	$—	$(52,548,821)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

65

Global Opportunities Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Other

Balance as of October 31, 2017	$12,468,000
Realized gains (losses)	(1,672,145)
Change in net unrealized appreciation (depreciation)	1,615,146
Cost of purchases(1)	31,036,500
Proceeds from sales(1)	(8,960,072)
Accrued discount (premium)	—
Transfers to Level 3	—
Transfers from Level 3	—

Balance as of October 31, 2018	$34,487,429

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2018	$77,606

(1)	Cost of purchases may include securities received in corporate actions; proceeds from sales may include securities delivered in corporate actions.

The Portfolio’s investments in Level 3 securities were primarily valued on the basis of broker quotations.

66

Global Opportunities Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

67

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

Nominee for Trustee	Number of Shares
	For	Withheld
Mark R. Fetting	285,758,442	3,957,651
Keith Quinton	285,854,344	3,861,750
Marcus L. Smith	285,604,529	4,111,564
Susan J. Sutherland	284,839,416	4,876,677
Scott E. Wennerholm	285,869,906	3,846,187

Results are rounded to the nearest whole number.

68

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

69

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

70

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

71

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

72

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

28    10.31.18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Special Meetings of Shareholders	23

Management and Organization	24

Important Notices	27

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock indexes delivered mixed performances for the 12-month period ended October 31, 2018. While U.S. stocks advanced, many international markets lost ground during the period.

U.S. stocks opened the period on an upswing as investors cheered the passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes — a key element of the bill — raised corporate-profit expectations. U.S. stocks also got a boost from positive U.S. economic data, including a national unemployment rate that fell to a 17-year low.

Early in the period, global stocks followed U.S. stocks sharply higher. European stocks got a boost from growing economies and rising corporate profits across the region. Key equity indexes in the Asia-Pacific region also rose despite tensions with North Korea. China’s stock market advanced behind an accelerating housing market, rising retail sales, and strong foreign trade.

U.S. stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments. After a brief rebound, stocks weakened in the spring of 2018, as investors confronted the prospect of a global trade war after President Trump imposed broad new tariffs. The tariffs drew retaliatory actions from impacted countries including China, Canada, and certain countries in the European Union.

European stocks pulled back even more sharply beginning January 2018 amid mounting global trade war concerns. In China, signs of a slowing economy compounded trade concerns, sending Chinese stocks into a prolonged slump that reached bear market territory in late June 2018.

U.S. stocks bounced back during the summer months, but international stocks continued to lag during this period. In the final month of the period, stock indexes worldwide plunged amid concerns of rising commodity prices from tariffs. In addition, slowing economies in Europe and China, along with uncertainty about the U.S. midterm elections and the potential impact of higher interest rates, helped drive international stocks into a sharp retreat.

For the 12-month period ended October 31, 2018, the MSCI World Index (the Index),2 a proxy for global equities, advanced 1.16%. In the U.S., the blue-chip Dow Jones Industrial Average® rose 9.87%, while the broader U.S. equity market, as represented by the S&P 500® Index, gained 7.35%. Meanwhile, the MSCI EAFE Index, an Index of developed-market international equities, fell –6.85%, and the MSCI Emerging Markets Index fell –12.52% during the period.

Fund Performance

For the 12-month period ended October 31, 2018, Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) returned 5.60% for Class A shares at net asset value (NAV), underperforming the Fund’s primary benchmark, the Russell 3000® Index (the Index), which returned 6.60% for the same period. The Fund outperformed the 4.46% return of its blended benchmark consisting of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofAML Fixed Rate Preferred Securities Index (the Blended Index). The Fund’s performance is a function of the underlying portfolios in which it invests and its allocation among these portfolios, as well as the Fund’s direct investments. The Fund invests in a variety of portfolios across equity market capitalizations and styles as well as direct investments, which include preferred stocks and hybrid securities.

During the period, large-cap U.S. stocks generally outperformed small-cap stocks and global equities. In terms of investing styles, value stocks generally lagged their growth stock counterparts.

The biggest detractor from Fund performance versus the Index was the Fund’s exposure to non-Index preferred stocks. Amid strong global markets for common stocks, more conservative preferred stocks lagged the Index during the period. The Fund’s holdings in small-cap and international common stocks also underperformed versus the Index.

Conversely, the Fund’s allocations to growth stocks contributed to Fund results relative to the Index during the period. The outperformance resulted from the Fund’s overweight position in growth and multi-cap stocks, as well as stock selections within the growth category. The Fund’s performance in the relatively weaker value-stock category also outperformed versus the overall Index.

Fund management made no significant changes to the Fund’s allocation mix during the 12-month period ended October 31, 2018. As of period end, allocations to the Fund’s underlying component portfolios were: Tax-Managed Multi-Cap Growth Portfolio — 13.1%; Tax-Managed Growth Portfolio — 32.4%; Tax-Managed Value Portfolio — 27.9%; Tax-Managed International Equity Portfolio — 6.6%; Tax-Managed Small-Cap Portfolio — 11.1% and Preferred Stocks & Other Hybrid Securities (including exchange-traded funds which invest in similar investments) — 8.9%.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Performance2,3

Portfolio Managers Lewis R. Piantedosi and John H. Croft, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	5.60%	8.15%	10.49%
Class A with 5.75% Maximum Sales Charge	—	—	–0.48	6.88	9.84
Class B at NAV	03/04/2002	03/04/2002	4.77	7.34	9.67
Class B with 5% Maximum Sales Charge	—	—	–0.23	7.03	9.67
Class C at NAV	03/04/2002	03/04/2002	4.86	7.36	9.68
Class C with 1% Maximum Sales Charge	—	—	3.86	7.36	9.68
Class I at NAV	09/11/2015	03/04/2002	5.85	8.31	10.58
Russell 3000® Index	—	—	6.60%	10.81%	13.34%
MSCI EAFE Index	—	—	–6.85	2.02	6.89
ICE BofAML Fixed Rate Preferred Securities Index	—	—	–1.23	6.41	8.16
Blended Index	—	—	4.46	9.53	12.27

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	–1.20%	5.87%	9.19%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	0.22	5.34	8.23
Class B After Taxes on Distributions	03/04/2002	03/04/2002	–0.79	6.16	9.14
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	0.26	5.51	8.11
Class C After Taxes on Distributions	03/04/2002	03/04/2002	3.23	6.45	9.13
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	2.73	5.78	8.12
Class I After Taxes on Distributions	09/11/2015	03/04/2002	5.08	7.19	9.81
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	4.08	6.46	8.78

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.33%	2.08%	2.08%	1.08%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2008	$25,173	N.A.
Class C	$10,000	10/31/2008	$25,205	N.A.
Class I	$250,000	10/31/2008	$683,695	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Fund Profile5

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Effective September 30, 2018, the Blended Index consists of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofAML Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

At a special meeting of shareholders held on October 18, 2018, shareholders approved a change in the Fund’s investment objective. Effective December 31, 2018, the Fund’s investment objective is to achieve long-term, after tax returns.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,009.90	$6.64	1.31%
Class B	$1,000.00	$1,005.80	$10.41	2.06%
Class C	$1,000.00	$1,006.40	$10.42	2.06%
Class I	$1,000.00	$1,011.40	$5.42	1.07%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.67	1.31%
Class B	$1,000.00	$1,014.80	$10.46	2.06%
Class C	$1,000.00	$1,014.80	$10.46	2.06%
Class I	$1,000.00	$1,019.80	$5.45	1.07%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Portfolio of Investments

Investments in Affiliated Portfolios — 91.2%
Description		Value
Tax-Managed Growth Portfolio (identified cost, $75,747,155)		$157,647,679
Tax-Managed International Equity Portfolio (identified cost, $30,681,901)		31,951,440
Tax-Managed Multi-Cap Growth Portfolio (identified cost, $32,013,163)		63,930,525
Tax-Managed Small-Cap Portfolio (identified cost, $45,238,589)		53,847,572
Tax-Managed Value Portfolio (identified cost, $88,152,920)		135,815,668

Total Investments in Affiliated Portfolios (identified cost $271,833,728)		$443,192,884

Preferred Stocks — 2.7%
Security	Shares	Value

Banks — 0.5%
Texas Capital Bancshares, Inc., 6.50%	19,075	$480,499
Wells Fargo & Co., Series L, 7.50% (Convertible)	1,194	1,518,756
Wells Fargo & Co., Series Y, 5.625%	8,775	218,059
		$2,217,314

Capital Markets — 0.4%
Morgan Stanley, Series G, 6.625%	21,325	$544,641
Northern Trust Corp., Series C, 5.85%	60,000	1,526,400
		$2,071,041

Consumer Finance — 0.4%
Capital One Financial Corp., Series B, 6.00%	40,000	$999,200
Capital One Financial Corp., Series C, 6.25%	38,650	983,256
		$1,982,456

Electric Utilities — 0.3%
SCE Trust VI, 5.00%	49,800	$1,051,776
Southern Co. (The), 6.25%	21,739	556,301
		$1,608,077

Equity Real Estate Investment Trusts (REITs) — 0.4%
CBL & Associates Properties, Inc., Series D, 7.375%	52,975	$813,166
SITE Centers Corp., Series A, 6.375%	19,000	447,070
SITE Centers Corp., Series K, 6.25%	6,000	130,620
Spirit Realty Capital, Inc., Series A, 6.00%	12,768	284,599
Vornado Realty Trust, Series K, 5.70%	20,000	472,600
		$2,148,055

Security	Shares	Value

Insurance — 0.2%
PartnerRe, Ltd., Series I, 5.875%	39,839	$984,422
		$984,422

Machinery — 0.2%
Stanley Black & Decker, Inc., 5.75%	35,497	$886,005
		$886,005

Oil, Gas & Consumable Fuels — 0.3%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(1)	59,850	$1,254,456
		$1,254,456

Total Preferred Stocks (identified cost $14,223,529)		$13,151,826

Debt Obligations — 4.7%(2)
Security	Principal Amount (000’s omitted)	Value

Automobiles — 0.1%
General Motors Financial Co., Inc., Series A, 5.75% to 9/30/27(1)(3)	$610	$550,818
		$550,818

Banks — 2.9%
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27(1)(3)	$700	$604,625
Banco do Brasil SA, 6.25% to 4/15/24(1)(3)(4)	1,275	1,104,373
Bank of America Corp., Series AA, 6.10% to 3/17/25(1)(3)	555	570,262
Bank of America Corp., Series DD, 6.30% to 3/10/26(1)(3)	475	501,719
Bank of America Corp., Series FF, 5.875% to 3/15/28(1)(3)	450	437,063
Bank of New York Mellon Corp. (The), Series D, 4.50% to 6/20/23(1)(3)	1,000	947,500
Citigroup, Inc., Series M, 6.30% to 5/15/24(1)(3)	390	388,148
Citigroup, Inc., Series T, 6.25% to 8/15/26(1)(3)	720	736,200
Credit Agricole SA, 7.875% to 1/23/24(1)(3)(4)	730	756,538
Danske Bank A/S, 7.00% to 6/26/25(1)(3)(5)	415	384,757
Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(1)(3)(4)	473	474,182
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(1)(3)	1,220	1,165,100
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(1)(3)	2,075	2,111,935
KeyCorp, Series D, 5.00% to 9/15/26(1)(3)	975	929,297
Lloyds Banking Group PLC, 7.50% to 6/27/24(1)(3)	600	606,750
PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(1)(3)	485	470,207
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(1)(3)	778	804,744

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Banks (continued)
Societe Generale SA, 6.75% to 4/6/28(1)(3)(4)	$1,040	$919,100
		$13,912,500

Capital Markets — 0.4%
Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27(1)(3)	$880	$837,100
UBS Group AG, 6.875% to 8/7/25(1)(3)(5)	1,000	990,000
		$1,827,100

Diversified Financial Services — 0.1%
Unifin Financiera SAB de CV, 8.875% to 1/29/25(1)(3)(4)	$508	$467,619
		$467,619

Electric Utilities — 0.1%
Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(1)	$501	$500,954
		$500,954

Food Products — 0.2%
Land O’ Lakes, Inc., 8.00%(3)(4)	$964	$1,050,760
		$1,050,760

Gas Utilities — 0.1%
NiSource, Inc., 5.65% to 6/15/23(1)(3)(4)	$470	$461,282
		$461,282

Insurance — 0.1%
Voya Financial, Inc., Series A, 6.125% to 9/15/23(1)(3)	$457	$454,715
		$454,715

Metals & Mining — 0.1%
BHP Billiton Finance USA, Ltd., 6.75% to 10/20/25, 10/19/75(1)(4)	$431	$467,635
		$467,635

Multi-Utilities — 0.2%
Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(1)(3)	$900	$910,125
		$910,125

Oil, Gas & Consumable Fuels — 0.3%
EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(1)(3)	$736	$643,215
Odebrecht Oil & Gas Finance, Ltd., 0.00%(3)(4)	550	12,031

Security	Principal Amount (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(1)(3)	$1,050	$989,625
		$1,644,871

Pipelines — 0.1%
Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(1)(3)	$636	$595,852
		$595,852

Total Debt Obligations (identified cost $23,784,425)		$22,844,231

Exchange-Traded Funds — 1.5%
Security	Shares	Value

Equity Funds — 1.5%
iShares U.S. Preferred Stock ETF	204,586	$7,393,738

Total Exchange-Traded Funds (identified cost $8,031,553)		$7,393,738

Total Investments — 100.1% (identified cost $317,873,235)		$486,582,679

Other Assets, Less Liabilities — (0.1)%		$(421,554)

Net Assets — 100.0%		$486,161,125

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security converts to floating rate after the indicated fixed-rate coupon period.

(2)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(3)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $5,713,520 or 1.2% of the Fund’s net assets.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $1,374,757 or 0.3% of the Fund’s net assets.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Affiliated investments, at value (identified cost, $271,833,728)	$443,192,884
Unaffiliated investments, at value (identified cost, $46,039,507)	43,389,795
Interest receivable	288,329
Receivable for Fund shares sold	177,111
Total assets	$487,048,119

Liabilities
Payable for Fund shares redeemed	$385,908
Payable to affiliates:
Investment adviser fee	103,084
Administration fee	63,359
Distribution and service fees	189,230
Trustees’ fees	42
Accrued expenses	145,371
Total liabilities	$886,994
Net Assets	$486,161,125

Sources of Net Assets
Paid-in capital	$246,516,690
Distributable earnings	239,644,435
Total	$486,161,125

Class A Shares
Net Assets	$272,567,283
Shares Outstanding	13,326,479
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$20.45
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$21.70

Class B Shares
Net Assets	$941,189
Shares Outstanding	48,986
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$19.21

Class C Shares
Net Assets	$147,003,570
Shares Outstanding	7,767,574
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.93

Class I Shares
Net Assets	$65,649,083
Shares Outstanding	3,210,545
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$20.45

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividend income	$1,530,289
Dividend income allocated from affiliated Portfolios (net of foreign taxes, $344,570)	7,533,226
Interest income	1,298,807
Securities lending income allocated from affiliated Portfolio, net	5,035
Expenses allocated from affiliated Portfolios	(2,760,714)
Total investment income	$7,606,643

Expenses
Investment adviser fee	$1,218,637
Administration fee	748,286
Distribution and service fees
Class A	693,760
Class B	14,853
Class C	1,623,169
Trustees’ fees and expenses	500
Custodian fee	45,842
Transfer and dividend disbursing agent fees	295,361
Legal and accounting services	67,903
Printing and postage	51,950
Registration fees	82,313
Miscellaneous	16,219
Total expenses	$4,858,793

Net investment income	$2,747,850

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$68,048
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	15,156,398 (1)
Foreign currency transactions	(8,862)
Net realized gain	$15,215,584
Change in unrealized appreciation (depreciation) —
Unaffiliated investments	$(4,083,911)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	11,836,920
Foreign currency	(1,167)
Net change in unrealized appreciation (depreciation)	$7,751,842

Net realized and unrealized gain	$22,967,426

Net increase in net assets from operations	$25,715,276

(1)	Includes $9,341,553 of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$2,747,850	$3,395,128
Net realized gain	15,215,584 (1)	21,652,397 (2)
Net change in unrealized appreciation (depreciation)	7,751,842	56,983,221
Net increase in net assets from operations	$25,715,276	$82,030,746
Distributions to shareholders(3) —
Class A	$(8,348,688)	$(2,571,301)
Class B	(40,748)	(7,245)
Class C	(4,215,486)	(773,121)
Class I	(1,652,489)	(367,479)
Total distributions to shareholders	$(14,257,411)	$(3,719,146)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$22,701,278	$24,612,725
Class B	1,097	5,726
Class C	6,922,176	6,553,261
Class I	23,495,741	21,573,604
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,601,996	2,407,666
Class B	39,404	6,766
Class C	4,002,791	687,110
Class I	1,449,382	280,793
Cost of shares redeemed
Class A	(30,714,438)	(33,655,055)
Class B	(266,518)	(411,488)
Class C	(31,670,872)	(34,831,413)
Class I	(7,152,522)	(5,290,881)
Net asset value of shares exchanged
Class A	1,283,812	1,745,739
Class B	(1,283,812)	(1,745,739)
Net decrease in net assets from Fund share transactions	$(3,590,485)	$(18,061,186)

Net increase in net assets	$7,867,380	$60,250,414

Net Assets
At beginning of year	$478,293,745	$418,043,331
At end of year	$486,161,125	$478,293,745 (4)

(1)	Includes $9,341,553 of net realized gains from redemptions in-kind.

(2)	Includes $9,643,917 of net realized gains from redemptions in-kind.

(3)	For the year ended October 31, 2017, the source of distributions was as follows:

Net investment income — Class A $(2,154,982), Class C $(454,055) and Class I $(318,979)

Net realized gain — Class A $(416,319), Class B $(7,245), Class C $(319,066) and Class I $(48,500)

(4)	Includes accumulated undistributed net investment income of $2,610,679 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018	2017	2016	2015		2014
Net asset value — Beginning of year	$19.970	$16.770	$17.630	$18.060		$16.930

Income (Loss) From Operations
Net investment income(1)	$0.160	$0.186	$0.193	$0.125		$0.121
Net realized and unrealized gain (loss)	0.951	3.207	(0.017)	0.456		1.768

Total income from operations	$1.111	$3.393	$0.176	$0.581		$1.889

Less Distributions
From net investment income	$(0.171)	$(0.162)	$(0.123)	$(0.104)		$(0.100)
From net realized gain	(0.460)	(0.031)	(0.913)	(0.907)		(0.659)

Total distributions	$(0.631)	$(0.193)	$(1.036)	$(1.011)		$(0.759)

Net asset value — End of year	$20.450	$19.970	$16.770	$17.630		$18.060

Total Return(2)	5.60%	20.39%	1.09%	3.29	%(3)	11.48%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$272,567	$265,204	$227,186	$264,329		$263,319
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.31%	1.31%	1.32%	1.33%		1.33%
Net investment income	0.77%	1.01%	1.17%	0.71%		0.70%
Portfolio Turnover of the Fund(6)	6%	10%	6%	24%		1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.027 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.18%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2018	2017	2016	2015		2014
Net asset value — Beginning of year	$18.760	$15.730	$16.590	$17.050		$16.010

Income (Loss) From Operations
Net investment income (loss)(1)	$0.016	$0.051	$0.068	$(0.006)		$(0.004)
Net realized and unrealized gain (loss)	0.877	3.010	(0.015)	0.430		1.665

Total income from operations	$0.893	$3.061	$0.053	$0.424		$1.661

Less Distributions
From net realized gain	$(0.443)	$(0.031)	$(0.913)	$(0.884)		$(0.621)

Total distributions	$(0.443)	$(0.031)	$(0.913)	$(0.884)		$(0.621)

Net asset value — End of year	$19.210	$18.760	$15.730	$16.590		$17.050

Total Return(2)	4.77%	19.49%	0.37%	2.52	%(3)	10.63%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$941	$2,370	$3,941	$7,193		$11,189
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.06%	2.06%	2.08%	2.08%		2.08%
Net investment income (loss)	0.08%	0.30%	0.44%	(0.04)%		(0.03)%
Portfolio Turnover of the Fund(6)	6%	10%	6%	24%		1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.025 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.19%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016	2015		2014
Net asset value — Beginning of year	$18.520	$15.570	$16.430	$16.900		$15.900

Income (Loss) From Operations
Net investment income (loss)(1)	$0.005	$0.047	$0.064	$(0.006)		$(0.008)
Net realized and unrealized gain (loss)	0.892	2.978	(0.009)	0.421		1.659

Total income from operations	$0.897	$3.025	$0.055	$0.415		$1.651

Less Distributions
From net investment income	$(0.027)	$(0.044)	$(0.002)	$—		$—
From net realized gain	(0.460)	(0.031)	(0.913)	(0.885)		(0.651)

Total distributions	$(0.487)	$(0.075)	$(0.915)	$(0.885)		$(0.651)

Net asset value — End of year	$18.930	$18.520	$15.570	$16.430		$16.900

Total Return(2)	4.86%	19.49%	0.32%	2.55	%(3)	10.65%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$147,004	$163,689	$162,450	$173,279		$176,815
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.06%	2.06%	2.07%	2.08%		2.08%
Net investment income (loss)	0.03%	0.27%	0.42%	(0.04)%		(0.05)%
Portfolio Turnover of the Fund(6)	6%	10%	6%	24%		1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.025 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.19%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,			Period Ended October 31, 2015(1)
	2018	2017	2016
Net asset value — Beginning of period	$19.970	$16.760	$17.620	$16.890

Income (Loss) From Operations
Net investment income (loss)(2)	$0.207	$0.229	$0.226	$(0.009)
Net realized and unrealized gain (loss)	0.952	3.217	(0.004)	0.739

Total income from operations	$1.159	$3.446	$0.222	$0.730

Less Distributions
From net investment income	$(0.219)	$(0.205)	$(0.169)	$—
From net realized gain	(0.460)	(0.031)	(0.913)	—

Total distributions	$(0.679)	$(0.236)	$(1.082)	$—

Net asset value — End of period	$20.450	$19.970	$16.760	$17.620

Total Return(3)	5.85%	20.76%	1.36%	4.32	%(4)(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65,649	$47,031	$24,467	$410
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.06%	1.06%	1.07%	1.06	%(8)
Net investment income (loss)	0.99%	1.23%	1.36%	(0.35	)%(8)
Portfolio Turnover of the Fund(9)	6%	10%	6%	24	%(10)

(1)	For the period from the commencement of operations, September 11, 2015, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.027 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.18%.

(6)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(10)	For the Fund’s year ended October 31, 2015.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. As of October 31, 2018, the Fund’s investment objective was to achieve long-term, after tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios advised by Eaton Vance or its affiliates. At a special meeting of shareholders held on October 18, 2018, shareholders approved a change in the Fund’s investment objective. Effective December 31, 2018, the Fund’s investment objective is to achieve long-term, after tax returns. The Fund currently pursues its objective by investing directly in securities and in interests in five tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2018 were as follows: Tax-Managed Growth Portfolio (0.9%), Tax-Managed Value Portfolio (18.6%), Tax-Managed International Equity Portfolio (47.0%), Tax-Managed Multi-Cap Growth Portfolio (41.7%) and Tax-Managed Small-Cap Portfolio (31.2%). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Notes to Financial Statements — continued

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Additional valuation policies of the Fund are as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Ordinary income	$3,452,089	$2,928,016
Long-term capital gains	$10,805,322	$791,130

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Notes to Financial Statements — continued

During the year ended October 31, 2018, distributable earnings was decreased by $526,335 and paid-in capital was increased by $526,335 due to the Fund’s use of equalization accounting and differences between book and tax accounting for investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,950,598
Undistributed long-term capital gains	$5,599,028
Net unrealized appreciation	$232,094,809

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$254,487,870

Gross unrealized appreciation	$235,068,657
Gross unrealized depreciation	(2,973,848)

Net unrealized appreciation	$232,094,809

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the investment adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2018, the Fund’s investment adviser fee totaled $3,738,691, of which $2,520,054 was allocated from the Portfolios and $1,218,637 was paid or accrued directly by the Fund. For the year ended October 31, 2018, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.75% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2018, the administration fee amounted to $748,286.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $75,682 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $38,760 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $693,760 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $11,140 and $1,217,377 for Class B and Class C shares, respectively.

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Notes to Financial Statements — continued

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $3,713 and $405,792 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $14,000 and $4,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$6,008,043	$11,796,105
Tax-Managed Value Portfolio	5,477,921	10,755,272
Tax-Managed International Equity Portfolio	1,590,364	3,122,498
Tax-Managed Multi-Cap Growth Portfolio	2,385,546	4,683,747
Tax-Managed Small-Cap Portfolio	2,208,839	4,336,803

7  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $13,893,777 and $15,379,488, respectively, for the year ended October 31, 2018.

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	1,089,031	1,325,184
Issued to shareholders electing to receive payments of distributions in Fund shares	376,150	137,189
Redemptions	(1,478,257)	(1,827,544)
Exchange from Class B shares	62,018	94,936

Net increase (decrease)	48,942	(270,235)

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2018	2017

Sales	57	329
Issued to shareholders electing to receive payments of distributions in Fund shares	2,063	408
Redemptions	(13,571)	(24,213)
Exchange to Class A shares	(65,913)	(100,764)

Net decrease	(77,364)	(124,240)

	Year Ended October 31,
Class C	2018	2017

Sales	358,262	385,392
Issued to shareholders electing to receive payments of distributions in Fund shares	212,688	41,948
Redemptions	(1,639,778)	(2,023,244)

Net decrease	(1,068,828)	(1,595,904)

	Year Ended October 31,
Class I	2018	2017

Sales	1,125,304	1,165,303
Issued to shareholders electing to receive payments of distributions in Fund shares	71,894	16,036
Redemptions	(342,184)	(285,533)

Net increase	855,014	895,806

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$443,192,884	$—	$—	$443,192,884
Preferred Stocks	13,151,826	—	—	13,151,826
Debt Obligations	—	22,844,231	—	22,844,231
Exchange-Traded Funds	7,393,738	—	—	7,393,738

Total Investments	$463,738,448	$22,844,231	$—	$486,582,679

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2018, the Fund designates approximately $8,479,073, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $5,990,891 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Special Meetings of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	18,858,445	93,923
Keith Quinton	18,858,076	94,292
Marcus L. Smith	18,857,461	94,908
Susan J. Sutherland	18,894,969	57,400
Scott E. Wennerholm	18,858,076	94,292

Results are rounded to the nearest whole number.

The Fund held a Special Meeting of Shareholders on Thursday, September 20, 2018, and adjourned until Thursday, October 18, 2018, to approve a change to the investment objective of Eaton Vance Tax-Managed Equity Asset Allocation Fund. The shareholder meeting results are as follows:

Number of Shares
For	Against	Abstain(1)	Uninstructed(1)
8,358,265.298	349,680.259	675,194.073	3,052,397

(1)

Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the Proposal. Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.

23

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

24

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

25

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2018

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299    10.31.18

Eaton Vance

Tax-Managed Global Dividend Income Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Tax-Managed Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Special Meeting of Shareholders	28

Management and Organization	29

Important Notices	32

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock indexes delivered mixed performances for the 12-month period ended October 31, 2018. While U.S. stocks advanced, many international markets lost ground during the period.

U.S. stocks opened the period on an upswing as investors cheered the passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes — a key element of the bill — raised corporate-profit expectations. U.S. stocks also got a boost from positive U.S. economic data, including a national unemployment rate that fell to a 17-year low.

Early in the period, global stocks followed U.S. stocks sharply higher. European stocks got a boost from growing economies and rising corporate profits across the region. Key equity indexes in the Asia-Pacific region also rose despite tensions with North Korea. China’s stock market advanced behind an accelerating housing market, rising retail sales, and strong foreign trade.

U.S. stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments. After a brief rebound, stocks weakened in the spring of 2018, as investors confronted the prospect of a global trade war after President Trump imposed broad new tariffs. The tariffs drew retaliatory actions from impacted countries including China, Canada, and certain countries in the European Union.

European stocks pulled back even more sharply beginning January 2018 amid mounting global trade war concerns. In China, signs of a slowing economy compounded trade concerns, sending Chinese stocks into a prolonged slump that reached bear market territory in late June 2018.

U.S. stocks bounced back during the summer months, but international stocks continued to lag during this period. In the final month of the period, stock indexes worldwide plunged amid concerns of rising commodity prices from tariffs. In addition, slowing economies in Europe and China, along with uncertainty about the U.S. midterm elections and the potential impact of higher interest rates, helped drive international stocks into a sharp retreat.

For the 12-month period ended October 31, 2018, the MSCI World Index (the Index),2 a proxy for global equities, advanced 1.16%. In the U.S., the blue-chip Dow Jones Industrial Average® rose 9.87%, while the broader U.S. equity market, as represented by the S&P 500® Index, gained 7.35%. Meanwhile, the MSCI EAFE Index, an Index of developed-market international equities, fell –6.85%, and the MSCI Emerging Markets Index fell –12.52% during the period.

Fund Performance

For the 12-month period ended October 31, 2018, Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) had a total return of –2.24% for Class A shares at net asset value (NAV), underperforming the 1.16% return of the Fund’s benchmark, the Index.

The Fund’s common stock allocation underperformed the Index during the period. Stock selection and an underweight, relative to the Index, in the consumer discretionary sector detracted from performance versus the Index, as did an underweight in the information technology sector and stock selection in the consumer staples sector.

An overweight position in Newell Brands, Inc. (Newell), parent company of Rubbermaid, Graco, Calphalon and other well-known companies, hurt relative results in the consumer discretionary sector. The stock declined on concerns about management’s acquisition strategy, particularly the 2016 purchase of consumer conglomerate Jarden Corp., which added significant debt to Newell’s balance sheet. Newell was sold during the period.

Despite the Fund’s overall underweight position in consumer staples, an overweight position in Anheuser-Busch InBev SA/NV (Anheuser-Busch), the world’s largest beer company, detracted from relative performance. Anheuser-Busch declined on a slowdown in revenue in its emerging markets operations, which represented a significant portion of the company’s income. Debt from the 2016 acquisition of brewer SABMiller plc also weighed on Anheuser-Busch shares, as did a stock dividend cut in the final month of the period.

During the period, the Fund’s preferred security allocation (i.e., preferred stocks and corporate bonds and notes with preferred characteristics) also detracted from performance versus the Index. During the period, the Fund’s preferred securities allocation underperformed the Index and the overall preferred market, as measured by the ICE BofAML Fixed Rate Preferred Securities Index.

In contrast, Fund performance versus the Index was helped by stock selection and an underweight in the materials sector, stock selection and an overweight in the utilities sector, and stock selection in the real estate sector. The Fund’s overweight position in Ecolab, Inc. (Ecolab), a large global manufacturer of cleaning chemicals for food service, food production and health care facilities, helped relative performance in the materials sector. Ecolab shares rose in price on an acceleration in sales, as the company solidified its market share in a fragmented industry.

In the utilities sector, the Fund initiated an overweight position in Michigan-based electric and gas utility CMS Energy Corp. (CMS) following a decline in the stock’s price during the period. Subsequently, CMS delivered strong performance as the company reported steady revenue and profit growth that met or exceeded analyst projections.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Performance2,3

Portfolio Managers Christopher M. Dyer, CFA, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, each of Eaton Vance Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/30/2003	05/30/2003	–2.24%	5.17%	7.85%
Class A with 5.75% Maximum Sales Charge	—	—	–7.84	3.92	7.22
Class B at NAV	05/30/2003	05/30/2003	–2.93	4.40	7.05
Class B with 5% Maximum Sales Charge	—	—	–7.66	4.06	7.05
Class C at NAV	05/30/2003	05/30/2003	–2.90	4.39	7.04
Class C with 1% Maximum Sales Charge	—	—	–3.85	4.39	7.04
Class I at NAV	08/27/2007	05/30/2003	–1.91	5.46	8.13
MSCI World Index	—	—	1.16%	6.80%	10.02%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	05/30/2003	05/30/2003	–8.53%	3.02%	6.28%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–4.01	2.99	5.88
Class B After Taxes on Distributions	05/30/2003	05/30/2003	–8.22	3.32	6.27
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	–4.02	3.14	5.78
Class C After Taxes on Distributions	05/30/2003	05/30/2003	–4.42	3.67	6.26
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–1.76	3.42	5.78
Class I After Taxes on Distributions	08/27/2007	05/30/2003	–2.71	4.49	7.13
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	–0.42	4.24	6.66

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.19%	1.94%	1.94%	0.94%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2008	$19,762	N.A.
Class C	$10,000	10/31/2008	$19,761	N.A.
Class I	$250,000	10/31/2008	$546,383	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Holdings (% of total investments)5

Alphabet, Inc., Class C	3.4%

Microsoft Corp.	2.8

Amazon.com, Inc.	2.7

Apple, Inc.	2.3

American Tower Corp.	2.0

Exxon Mobil Corp.	1.9

Johnson & Johnson	1.9

Walt Disney Co. (The)	1.8

ASML Holding NV	1.7

BP PLC	1.6

Total	22.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period (5/1/18 – 10/31/18)*	Annualized Expense Ratio

Actual
Class A	$1,000.00	$954.40	$5.81	1.18%
Class B	$1,000.00	$951.30	$9.54	1.94%
Class C	$1,000.00	$950.60	$9.49	1.93%
Class I	$1,000.00	$956.40	$4.59	0.93%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$6.01	1.18%
Class B	$1,000.00	$1,015.40	$9.86	1.94%
Class C	$1,000.00	$1,015.50	$9.80	1.93%
Class I	$1,000.00	$1,020.50	$4.74	0.93%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018.

6

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Portfolio of Investments

Common Stocks — 94.8%
Security	Shares	Value

Aerospace & Defense — 0.7%
CAE, Inc.	264,766	$4,670,034
		$4,670,034

Auto Components — 0.8%
Continental AG	34,651	$5,709,998
		$5,709,998

Banks — 7.3%
Banco Santander SA	929,207	$4,421,124
Canadian Imperial Bank of Commerce	86,138	7,438,314
Citigroup, Inc.	117,096	7,665,104
ING Groep NV	405,967	4,802,992
KeyCorp	394,794	7,169,459
Nordea Bank AB	324,316	2,818,590
Societe Generale SA	115,402	4,230,376
UniCredit SpA	269,460	3,445,088
Wells Fargo & Co.	127,091	6,765,054
		$48,756,101

Beverages — 2.9%
Anheuser-Busch InBev SA/NV	58,643	$4,337,313
Coca-Cola Co. (The)	182,661	8,745,809
Diageo PLC	183,925	6,358,566
		$19,441,688

Building Products — 1.2%
Assa Abloy AB, Class B	399,016	$7,936,731
		$7,936,731

Chemicals — 2.9%
BASF SE	83,864	$6,435,599
Ecolab, Inc.	54,010	8,271,631
Sika AG	38,984	4,998,625
		$19,705,855

Construction & Engineering — 0.0%(1)
Abengoa SA, Class A(2)	74,946	$1,417
Abengoa SA, Class B(2)	774,970	3,149
		$4,566

Security	Shares	Value

Consumer Finance — 1.8%
Discover Financial Services	69,005	$4,807,578
Navient Corp.	305,772	3,540,840
OneMain Holdings, Inc.(2)	127,450	3,634,874
		$11,983,292

Diversified Financial Services — 1.5%
ORIX Corp.	634,926	$10,343,576
		$10,343,576

Electric Utilities — 2.5%
Iberdrola SA	966,155	$6,836,339
NextEra Energy, Inc.	58,277	10,052,782
		$16,889,121

Electrical Equipment — 2.5%
Legrand SA	103,723	$6,773,209
Melrose Industries PLC	4,766,437	10,260,216
		$17,033,425

Electronic Equipment, Instruments & Components — 2.2%
CDW Corp.	82,712	$7,444,907
Keyence Corp.	15,682	7,660,963
		$15,105,870

Energy Equipment & Services — 0.6%
Halliburton Co.	111,364	$3,862,104
		$3,862,104

Entertainment — 3.2%
Activision Blizzard, Inc.	135,200	$9,335,560
Walt Disney Co. (The)	105,327	12,094,699
		$21,430,259

Equity Real Estate Investment Trusts (REITs) — 2.7%
American Tower Corp.	85,741	$13,359,305
Equity Residential	68,635	4,458,530
		$17,817,835

Food Products — 0.7%
Mondelez International, Inc., Class A	105,166	$4,414,869
		$4,414,869

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 3.0%
Baxter International, Inc.	78,412	$4,901,534
Boston Scientific Corp.(2)	250,078	9,037,819
Danaher Corp.	61,170	6,080,298
		$20,019,651

Health Care Providers & Services — 1.5%
Anthem, Inc.	22,476	$6,193,711
UnitedHealth Group, Inc.	14,353	3,751,157
		$9,944,868

Hotels, Restaurants & Leisure — 0.9%
Compass Group PLC	315,949	$6,214,335
		$6,214,335

Household Products — 0.8%
Reckitt Benckiser Group PLC	63,290	$5,117,887
		$5,117,887

Insurance — 3.5%
AIA Group, Ltd.	555,469	$4,225,477
Aviva PLC	1,299,888	7,103,739
Chubb, Ltd.	51,434	6,424,621
Prudential PLC	294,610	5,899,161
		$23,652,998

Interactive Media & Services — 4.8%
Alphabet, Inc., Class C(2)	21,343	$22,981,502
Facebook, Inc., Class A(2)	61,757	9,374,095
		$32,355,597

Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc.(2)	11,179	$17,864,154
ZOZO, Inc.	99,945	2,398,082
		$20,262,236

IT Services — 0.9%
Visa, Inc., Class A	42,889	$5,912,249
		$5,912,249

Leisure Products — 0.9%
Yamaha Corp.	142,025	$6,241,199
		$6,241,199

Security	Shares	Value

Life Sciences Tools & Services — 1.2%
Lonza Group AG	25,801	$8,112,851
		$8,112,851

Machinery — 6.3%
Atlas Copco AB, Class A	137,266	$3,393,456
Fortive Corp.	75,747	5,624,215
ITT, Inc.	130,456	6,588,028
Komatsu, Ltd.	231,313	6,023,956
MISUMI Group, Inc.	165,258	3,311,901
Parker-Hannifin Corp.	39,953	6,058,073
Stanley Black & Decker, Inc.	42,284	4,926,932
Xylem, Inc.	96,340	6,317,977
		$42,244,538

Metals & Mining — 1.3%
Rio Tinto, Ltd.	155,392	$8,455,236
		$8,455,236

Multi-Utilities — 1.3%
CMS Energy Corp.	170,394	$8,437,911
		$8,437,911

Oil, Gas & Consumable Fuels — 6.1%
BP PLC	1,500,554	$10,839,579
ConocoPhillips	107,084	7,485,172
Exxon Mobil Corp.	159,299	12,692,944
Phillips 66	69,249	7,120,182
Seven Generations Energy, Ltd., Class A(2)	236,959	2,539,779
		$40,677,656

Personal Products — 1.1%
Unilever PLC	140,714	$7,453,567
		$7,453,567

Pharmaceuticals — 6.7%
Bayer AG	48,533	$3,720,172
Eli Lilly & Co.	68,021	7,376,197
GlaxoSmithKline PLC	424,992	8,231,142
Johnson & Johnson	89,736	12,562,143
Novo Nordisk A/S, Class B	115,450	4,985,888
Zoetis, Inc.	89,789	8,094,478
		$44,970,020

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Professional Services — 1.2%
Verisk Analytics, Inc.(2)	67,804	$8,125,631
		$8,125,631

Semiconductors & Semiconductor Equipment — 2.7%
ASML Holding NV	67,841	$11,685,207
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	160,751	6,124,613
		$17,809,820

Software — 2.8%
Microsoft Corp.	177,412	$18,949,376
		$18,949,376

Specialty Retail — 3.1%
Industria de Diseno Textil SA	314,450	$8,862,681
TJX Cos., Inc. (The)	74,066	8,138,372
Ulta Beauty, Inc.(2)	13,604	3,734,570
		$20,735,623

Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.	71,690	$15,690,073
HP, Inc.	403,364	9,737,207
		$25,427,280

Textiles, Apparel & Luxury Goods — 2.2%
adidas AG	27,310	$6,422,327
LVMH Moet Hennessy Louis Vuitton SE	19,313	5,859,669
Samsonite International SA(3)	900,581	2,597,258
		$14,879,254

Thrifts & Mortgage Finance — 0.5%
MGIC Investment Corp.(2)	291,963	$3,564,868
		$3,564,868

Tobacco — 0.8%
British American Tobacco PLC	116,542	$5,052,127
		$5,052,127

Wireless Telecommunication Services — 0.9%
Tele2 AB, Class B	562,464	$6,386,912
		$6,386,912

Total Common Stocks (identified cost $609,756,770)		$636,109,014

Preferred Stocks — 0.5%
Security	Shares	Value

Electric Utilities — 0.0%(1)
Southern Co. (The), 6.25%	11,097	$283,972
		$283,972

Equity Real Estate Investment Trusts (REITs) — 0.1%
CBL & Associates Properties, Inc., Series D, 7.375%	26,850	$412,148
Spirit Realty Capital, Inc., Series A, 6.00%	10,297	229,520
		$641,668

Food Products — 0.2%
Ocean Spray Cranberries, Inc., 6.25%(3)	11,860	$1,073,330
		$1,073,330

Independent Power and Renewable Electricity Producers — 0.1%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23(4)	16,220	$413,934
		$413,934

Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(4)	35,875	$751,940
		$751,940

Total Preferred Stocks (identified cost $3,341,085)		$3,164,844

Corporate Bonds & Notes — 2.5%
Security	Principal Amount (000’s omitted)	Value

Banks — 0.9%
Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(3)(4)(5)	$200	$205,750
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27(4)(5)	600	518,250
Banco do Brasil SA, 6.25% to 4/15/24(3)(4)(5)	608	526,634
Banco Mercantil del Norte SA, Grand Cayman, 7.625% to 1/10/28(3)(4)(5)	220	216,152
Bank of America Corp., Series AA, 6.10% to 3/17/25(4)(5)	341	350,378
Bank of America Corp., Series FF, 5.875% to 3/15/28(4)(5)	295	286,519
Barclays PLC, 7.75% to 9/15/23(4)(5)	335	335,067
Citigroup, Inc., Series M, 6.30% to 5/15/24(4)(5)	240	238,860
Citigroup, Inc., Series T, 6.25% to 8/15/26(4)(5)	505	516,362
Credit Suisse Group AG, 7.50% to 7/17/23(3)(4)(5)	260	265,200
Danske Bank A/S, 7.00% to 6/26/25(4)(5)(6)	205	190,061

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Banks (continued)
Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(3)(4)(5)	$280	$280,700
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(4)(5)	835	849,863
Lloyds Banking Group PLC, 7.50% to 9/27/25(4)(5)	450	453,375
Societe Generale SA, 6.75% to 4/6/28(3)(4)(5)	710	627,462
Zions Bancorporation, Series I, 5.80% to 6/15/23(4)(5)	211	207,308
		$6,067,941

Capital Markets — 0.2%
Banco BTG Pactual SA/Cayman Islands, 5.50%, 1/31/23(3)	$230	$222,959
Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27(4)(5)	325	309,156
UBS Group AG, 6.875% to 8/7/25(4)(5)(6)	852	843,480
		$1,375,595

Construction & Engineering — 0.0%(1)
Abengoa Abenewco 2 SAU, 1.50%, (1.50% Cash or 0.25% Cash and 1.25% PIK), 3/31/23(3)	$329	$6,160
		$6,160

Diversified Financial Services — 0.8%
Cadence Financial Corp., 4.875%, 6/28/19(3)	$863	$863,715
PPTT, 2006-A GS, Class A, 5.996%(3)(5)(7)	4,541	4,258,050
Unifin Financiera SAB de CV, 8.875% to 1/29/25(3)(4)(5)	297	273,392
		$5,395,157

Gas Utilities — 0.0%(1)
NiSource, Inc., 5.65% to 6/15/23(3)(4)(5)	$290	$284,620
		$284,620

Insurance — 0.1%
Prudential Financial, Inc., 5.70% to 9/15/28, 9/15/48(4)	$253	$245,536
Voya Financial, Inc., Series A, 6.125% to 9/15/23(4)(5)	250	248,750
		$494,286

Metals & Mining — 0.0%(1)
BHP Billiton Finance USA, Ltd., 6.75% to 10/20/25, 10/19/75(3)(4)	$200	$217,000
		$217,000

Multi-Utilities — 0.1%
Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(4)(5)	$512	$517,760
		$517,760

Security	Principal Amount (000’s omitted)	Value

Oil, Gas & Consumable Fuels — 0.1%
EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(4)(5)	$592	$517,369
Odebrecht Oil & Gas Finance, Ltd., 0.00%(3)(5)	2,008	43,888
Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(4)(5)	440	414,700
		$975,957

Pipelines — 0.2%
Enbridge Energy Partners, L.P., 6.194%, (3 mo. USD LIBOR + 3.798%), 10/1/77(7)	$625	$621,941
Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(4)(5)	480	449,700
		$1,071,641

Toys, Games & Hobbies — 0.1%
Mattel, Inc., 6.75%, 12/31/25(3)	$420	$402,020
		$402,020

Total Corporate Bonds & Notes (identified cost $19,750,934)		$16,808,137

Rights — 0.0%(1)
Security	Shares	Value

Equities — 0.0%(1)
Banco Santander SA, Exp. 11/1/18(2)	929,207	$36,100

Total Rights (identified cost $37,420)		$36,100

Short-Term Investments — 1.8%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(8)	11,750,358	$11,749,183

Total Short-Term Investments (identified cost $11,750,358)		$11,749,183

Total Investments — 99.6% (identified cost $644,636,567)		$667,867,278

Other Assets, Less Liabilities — 0.4%		$3,016,382

Net Assets — 100.0%		$670,883,660

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Portfolio of Investments — continued

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $12,364,290 or 1.8% of the Fund’s net assets.

(4)	Security converts to floating rate after the indicated fixed-rate coupon period.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $1,033,541 or 0.2% of the Fund’s net assets.

(7)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	59.6%	$398,329,252
United Kingdom	12.2	81,773,997
Japan	5.4	35,979,677
Germany	3.3	22,288,096
Spain	3.1	20,685,220
Sweden	3.1	20,535,689
France	2.6	17,490,716
Netherlands	2.5	16,488,199
Canada	2.3	15,062,061
Switzerland	2.1	14,220,156
Taiwan	0.9	6,124,613
Denmark	0.8	5,175,949
Belgium	0.7	4,337,313
Hong Kong	0.6	4,225,477
Italy	0.5	3,445,088
Brazil	0.1	793,481
Mexico	0.1	489,544
Australia	0.1	422,750
Total Investments	100.0%	$667,867,278

Abbreviations:

ADR	–	American Depositary Receipt
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind
PPTT	–	Preferred Pass-Through Trust
USD	–	United States Dollar

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $632,886,209)	$656,118,095
Affiliated investment, at value (identified cost, $11,750,358)	11,749,183
Dividends and interest receivable	836,769
Dividends receivable from affiliated investment	12,469
Receivable for investments sold	423,015
Receivable for Fund shares sold	129,240
Tax reclaims receivable	4,689,079
Total assets	$673,957,850

Liabilities
Payable for investments purchased	$1,457,365
Payable for Fund shares redeemed	637,871
Payable to affiliates:
Investment adviser fee	379,993
Administration fee	88,650
Distribution and service fees	231,064
Trustees’ fees	2,717
Accrued expenses	276,530
Total liabilities	$3,074,190
Net Assets	$670,883,660

Sources of Net Assets
Paid-in capital	$652,563,706
Distributable earnings	18,319,954
Total	$670,883,660

Class A Shares
Net Assets	$302,220,452
Shares Outstanding	25,536,789
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.83
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.55

Class B Shares
Net Assets	$2,393,945
Shares Outstanding	202,728
Net Asset Value and Offering Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.81

Class C Shares
Net Assets	$184,009,372
Shares Outstanding	15,589,587
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.80

Class I Shares
Net Assets	$182,259,891
Shares Outstanding	15,385,513
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.85

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends (net of foreign taxes, $3,307,411)	$30,531,342
Dividends allocated from affiliated investment	147,477
Interest (net of foreign taxes, $722)	1,278,285
Total investment income	$31,957,104

Expenses
Investment adviser fee	$4,827,718
Administration fee	1,128,652
Distribution and service fees
Class A	846,632
Class B	47,345
Class C	2,148,073
Trustees’ fees and expenses	31,761
Custodian fee	286,509
Transfer and dividend disbursing agent fees	400,278
Legal and accounting services	66,643
Printing and postage	109,196
Registration fees	80,034
Miscellaneous	73,570
Total expenses	$10,046,411

Net investment income	$21,910,693

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$7,607,932
Investment transactions — affiliated investment	2,488
Financial futures contracts	(64,933)
Foreign currency transactions	(217,691)
Net realized gain	$7,327,796
Change in unrealized appreciation (depreciation) —
Investments	$(42,324,660)
Investments — affiliated investment	(1,137)
Foreign currency	(353,309)
Net change in unrealized appreciation (depreciation)	$(42,679,106)

Net realized and unrealized loss	$(35,351,310)

Net decrease in net assets from operations	$(13,440,617)

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$21,910,693	$26,474,126
Net realized gain	7,327,796	46,640,356
Net change in unrealized appreciation (depreciation)	(42,679,106)	58,478,906
Net increase (decrease) in net assets from operations	$(13,440,617)	$131,593,388
Distributions to shareholders:(1)
Class A	$(11,516,840)	$(12,737,381)
Class B	(124,297)	(284,865)
Class C	(5,688,738)	(7,099,854)
Class I	(7,083,684)	(6,156,489)
Total distributions to shareholders	$(24,413,559)	$(26,278,589)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$19,983,082	$36,558,013
Class B	8,586	82,799
Class C	6,744,362	7,787,444
Class I	35,943,531	86,622,294
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,703,366	11,183,947
Class B	100,983	225,824
Class C	5,159,235	5,998,116
Class I	5,668,165	4,829,010
Cost of shares redeemed
Class A	(60,888,249)	(121,331,236)
Class B	(1,357,359)	(2,231,362)
Class C	(45,363,589)	(76,398,842)
Class I	(39,167,483)	(39,734,790)
Net asset value of shares exchanged
Class A	3,445,271	4,336,380
Class B	(3,445,271)	(4,336,380)
Net decrease in net assets from Fund share transactions	$(63,465,370)	$(86,408,783)

Net increase (decrease) in net assets	$(101,319,546)	$18,906,016

Net Assets
At beginning of year	$772,203,206	$753,297,190
At end of year	$670,883,660	$772,203,206 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $3,056,940 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018	2017	2016		2015	2014
Net asset value — Beginning of year	$12.520	$10.880	$11.510		$11.580	$11.070

Income (Loss) From Operations
Net investment income(1)	$0.389	$0.419	$0.427	(2)	$0.387	$0.479	(2)
Net realized and unrealized gain (loss)	(0.647)	1.653	(0.625)		(0.013)	0.463

Total income (loss) from operations	$(0.258)	$2.072	$(0.198)		$0.374	$0.942

Less Distributions
From net investment income	$(0.432)	$(0.432)	$(0.432)		$(0.444)	$(0.432)

Total distributions	$(0.432)	$(0.432)	$(0.432)		$(0.444)	$(0.432)

Net asset value — End of year	$11.830	$12.520	$10.880		$11.510	$11.580

Total Return(3)	(2.24)%	19.39%	(1.71)%		3.27%	8.61%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$302,220	$347,080	$367,882		$443,367	$472,354
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.18%	1.19%	1.18%		1.18%	1.17%
Net investment income	3.07%	3.58%	3.88	%(2)	3.35%	4.17	%(2)
Portfolio Turnover	136%	157%	134%		133%	118%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.112 and $0.248 per share for the years ended October 31, 2016 and 2014, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.86% and 2.01% for the years ended October 31, 2016 and 2014, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2018	2017	2016		2015	2014
Net asset value — Beginning of year	$12.490	$10.860	$11.480		$11.550	$11.040

Income (Loss) From Operations
Net investment income(1)	$0.287	$0.350	$0.350	(2)	$0.307	$0.411	(2)
Net realized and unrealized gain (loss)	(0.635)	1.623	(0.621)		(0.021)	0.443

Total income (loss) from operations	$(0.348)	$1.973	$(0.271)		$0.286	$0.854

Less Distributions
From net investment income	$(0.332)	$(0.343)	$(0.349)		$(0.356)	$(0.344)

Total distributions	$(0.332)	$(0.343)	$(0.349)		$(0.356)	$(0.344)

Net asset value — End of year	$11.810	$12.490	$10.860		$11.480	$11.550

Total Return(3)	(2.93)%	18.43%	(2.37)%		2.50%	7.80%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,394	$7,147	$12,032		$18,798	$30,065
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.93%	1.94%	1.93%		1.93%	1.92%
Net investment income	2.26%	3.00%	3.19	%(2)	2.66%	3.59	%(2)
Portfolio Turnover	136%	157%	134%		133%	118%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.115 and $0.260 per share for the years ended October 31, 2016 and 2014, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.14% and 1.32% for the years ended October 31, 2016 and 2014, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016		2015	2014
Net asset value — Beginning of year	$12.480	$10.860	$11.480		$11.550	$11.040

Income (Loss) From Operations
Net investment income(1)	$0.295	$0.351	$0.342	(2)	$0.300	$0.391	(2)
Net realized and unrealized gain (loss)	(0.639)	1.613	(0.613)		(0.012)	0.464

Total income (loss) from operations	$(0.344)	$1.964	$(0.271)		$0.288	$0.855

Less Distributions
From net investment income	$(0.336)	$(0.344)	$(0.349)		$(0.358)	$(0.345)

Total distributions	$(0.336)	$(0.344)	$(0.349)		$(0.358)	$(0.345)

Net asset value — End of year	$11.800	$12.480	$10.860		$11.480	$11.550

Total Return(3)	(2.90)%	18.35%	(2.36)%		2.51%	7.81%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$184,009	$227,643	$256,000		$306,339	$331,088
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.93%	1.94%	1.93%		1.93%	1.92%
Net investment income	2.33%	3.01%	3.12	%(2)	2.60%	3.41	%(2)
Portfolio Turnover	136%	157%	134%		133%	118%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.111 and $0.247 per share for the years ended October 31, 2016 and 2014, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.10% and 1.26% for the years ended October 31, 2016 and 2014, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018	2017	2016		2015	2014
Net asset value — Beginning of year	$12.530	$10.890	$11.520		$11.590	$11.070

Income (Loss) From Operations
Net investment income(1)	$0.419	$0.491	$0.452	(2)	$0.412	$0.486	(2)
Net realized and unrealized gain (loss)	(0.635)	1.611	(0.622)		(0.009)	0.495

Total income (loss) from operations	$(0.216)	$2.102	$(0.170)		$0.403	$0.981

Less Distributions
From net investment income	$(0.464)	$(0.462)	$(0.460)		$(0.473)	$(0.461)

Total distributions	$(0.464)	$(0.462)	$(0.460)		$(0.473)	$(0.461)

Net asset value — End of year	$11.850	$12.530	$10.890		$11.520	$11.590

Total Return(3)	(1.91)%	19.67%	(1.47)%		3.52%	8.97%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$182,260	$190,334	$117,382		$120,639	$115,900
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.93%	0.94%	0.93%		0.93%	0.92%
Net investment income	3.30%	4.15%	4.10	%(2)	3.56%	4.23	%(2)
Portfolio Turnover	136%	157%	134%		133%	118%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.108 and $0.233 per share for the years ended October 31, 2016 and 2014, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.12% and 2.20% for years ended October 31, 2016 and 2014, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return for its shareholders. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

19

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S.

20

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Notes to Financial Statements — continued

GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$24,413,559	$26,278,589

During the year ended October 31, 2018, distributable earnings was increased by $14,724,796 and paid-in capital was decreased by $14,724,796 primarily due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$396,634
Net unrealized appreciation	$17,923,320

During the year ended October 31, 2018, capital loss carryforwards of $8,786,014 were utilized to offset net realized gains by the Fund.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$649,767,387

Gross unrealized appreciation	$62,206,672
Gross unrealized depreciation	(44,106,781)

Net unrealized appreciation	$18,099,891

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2018, the Fund’s investment adviser fee amounted to $4,827,718 or 0.64% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2018, the administration fee amounted to $1,128,652.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $34,057 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $30,993 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

21

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $846,632 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $35,509 and $1,611,055 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $11,836 and $537,018 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $2,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,001,572,777 and $1,061,613,615, respectively, for the year ended October 31, 2018.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	1,573,323	3,059,482
Issued to shareholders electing to receive payments of distributions in Fund shares	765,291	958,695
Redemptions	(4,801,248)	(10,455,152)
Exchange from Class B shares	270,806	365,155

Net decrease	(2,191,828)	(6,071,820)

22

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2018	2017

Sales	678	7,039
Issued to shareholders electing to receive payments of distributions in Fund shares	7,971	19,461
Redemptions	(106,890)	(196,405)
Exchange to Class A shares	(271,438)	(365,968)

Net decrease	(369,679)	(535,873)

	Year Ended October 31,
Class C	2018	2017

Sales	532,864	674,651
Issued to shareholders electing to receive payments of distributions in Fund shares	407,954	514,376
Redemptions	(3,585,813)	(6,536,342)

Net decrease	(2,644,995)	(5,347,315)

	Year Ended October 31,
Class I	2018	2017

Sales	2,830,698	7,427,034
Issued to shareholders electing to receive payments of distributions in Fund shares	446,723	409,187
Redemptions	(3,083,572)	(3,420,509)

Net increase	193,849	4,415,712

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2018, there were no obligations outstanding under these financial instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended October 31, 2018, the Fund entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$(64,933)	$—

(1)	Statement of operations location: Net realized gain (loss) – Financial futures contracts.

23

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Notes to Financial Statements — continued

The average notional cost of futures contracts outstanding during the year ended October 31, 2018, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$43,780,000	$44,170,000

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Notes to Financial Statements — continued

At October 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Communication Services	$53,785,856	$6,386,912		$—	$60,172,768
Consumer Discretionary	29,737,096	44,305,549		—	74,042,645
Consumer Staples	13,160,678	28,319,460		—	41,480,138
Energy	33,700,181	10,839,579		—	44,539,760
Financials	51,010,712	47,290,123		—	98,300,835
Health Care	57,997,337	25,050,053		—	83,047,390
Industrials	42,310,890	37,704,035		—	80,014,925
Information Technology	63,858,425	19,346,170		—	83,204,595
Materials	8,271,631	19,889,460		—	28,161,091
Real Estate	17,817,835	—		—	17,817,835
Utilities	18,490,693	6,836,339		—	25,327,032

Total Common Stocks	$390,141,334	$245,967,680	*	$—	$636,109,014

Preferred Stocks
Consumer Staples	$—	$1,073,330		$—	$1,073,330
Energy	751,940	—		—	751,940
Real Estate	641,668	—		—	641,668
Utilities	697,906	—		—	697,906

Total Preferred Stocks	$2,091,514	$1,073,330		$—	$3,164,844

Corporate Bonds & Notes	$—	$16,808,137		$—	$16,808,137
Rights	36,100	—		—	36,100
Short-Term Investments	—	11,749,183		—	11,749,183

Total Investments	$392,268,948	$275,598,330		$—	$667,867,278

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

25

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

26

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2018, the Fund designates approximately $32,864,786, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 25.09% qualifies for the corporate dividends received deduction.

27

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	51,950,345	1,063,804
Keith Quinton	51,955,055	1,059,094
Marcus L. Smith	51,931,880	1,082,269
Susan J. Sutherland	51,904,777	1,109,371
Scott E. Wennerholm	51,947,419	1,066,730

Results	are rounded to the nearest whole number.

28

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

29

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

30

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857    10.31.18

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 27

Federal Tax Information	16

Special Meeting of Shareholders	28

Management and Organization	29

Important Notices	32

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Despite a late pullback, U.S. stock indexes recorded solid gains for the 12-month period ended October 31, 2018.

U.S. stocks opened the period on an upswing, as investors anticipated and then cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate which fell to a 17-year low.

Stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments at the expense of stocks. After a brief rebound, equity markets weakened in the spring of 2018, as investors confronted the prospect of a global trade war due to President Trump’s imposition of broad new tariffs. The tariffs drew retaliatory actions from impacted countries including China, Canada, and certain countries in the European Union.

Stocks bounced back during the summer months led by technology stocks, following an earlier setback from a wave of data-privacy scandals. Markets plunged in the final month of the period amid concerns of rising commodity prices due to tariffs on imports. In addition, China’s economic slowdown, uncertainty about the U.S. midterm elections, and the potential impact of higher interest rates helped drive stocks into a sharp retreat. Interest-rate worries mounted after four interest rate hikes by the U.S. Federal Reserve during the period, as economic data remained largely positive.

Boosted by substantial gains over the prior 11 months, major U.S. stock indexes finished the period higher despite the late pullback. The blue-chip Dow Jones Industrial Average®2 advanced 9.87%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 7.35%. The technology-laden NASDAQ Composite Index advanced 9.74% during the period. Large-cap U.S. stocks as measured by the S&P 500® Index generally outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks as a group outpaced value stocks in both the large-and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) returned 12.52% for Class A shares at net asset value (NAV). By comparison, the Fund’s primary benchmark, the Russell 3000® Growth Index (the Index), returned 10.20% for the period.

The Fund outperformed the Index largely due to stock selection. Sector and industry allocation was slightly negative to relative returns. Nine of the Index’s 11 economic sectors delivered positive returns for the period. The Fund recorded positive returns in seven out of the nine sectors in which it was invested.

Stock selection within the communication services, information technology (IT), and consumer discretionary sectors was the primary driver of the Fund’s relative outperformance. In the communication services sector, Twitter, Inc. and Netflix, Inc., two leading companies within the interactive media & services and entertainment industries, respectively, were among the Fund’s leading stocks.

In the IT sector, Adobe, Inc., a leading provider of cloud-based digital marketing and media software, realized strong price returns during the period as the company’s products drove market share gains. Amazon.com, Inc., one of the Fund’s long-term positions within the consumer discretionary sector, generated positive results. The company’s e-commerce, web services, and advertising businesses continued to exceed expectations. In the textiles, apparel & luxury goods industry, investments in online sales and merchandising generated solid gains for sportswear company Lululemon Athletica, Inc., the Fund’s top-performing stock during the period.

The materials sector also helped relative Fund returns, particularly an underweight position in the cyclically depressed metals and mining industry.

Conversely, health care was the weakest sector during the period due to industry and stock selection. In particular, an overweight position in the lagging biotechnology industry along with limited exposure to the outperforming health care providers and services industry detracted from returns. Among the Fund’s worst-performing stocks was Incyte Corp., a biotechnology company that underperformed due to disappointing clinical trials and earnings results. Incyte Corp. was sold during the period.

The financials sector also detracted from Fund performance versus the Index as exposures to the underperforming bank and capital markets were a drag on Fund results. The consumer staples sector hampered Fund results versus the Index largely due to stock selection. In the beverages industry, the Fund’s holdings in liquor company Constellation Brands, Inc. detracted from relative Fund performance. The Fund’s overweight position in the lagging energy sector also detracted from relative Fund results. The Fund’s worst-performing stock overall was social network leader Facebook, Inc., which faced mounting data-privacy issues during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	12.52%	10.40%	12.86%
Class A with 5.75% Maximum Sales Charge	—	—	6.04	9.10	12.20
Class C at NAV	07/10/2000	07/10/2000	11.65	9.57	12.01
Class C with 1% Maximum Sales Charge	—	—	10.65	9.57	12.01
Russell 3000® Growth Index	—	—	10.20%	13.06%	15.32%
S&P 500® Index	—	—	7.35	11.33	13.23

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	06/30/2000	06/30/2000	5.98%	9.09%	12.19%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	3.61	7.51	10.56
Class C After Taxes on Distributions	07/10/2000	07/10/2000	10.58	9.56	12.00
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	6.35	7.91	10.38

% Total Annual Operating Expense Ratios[4]				Class A	Class C
				1.34%	2.09%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2008	$31,093	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Fund Profile5

Sector Allocation (% of net assets)[6]

Top 10 Holdings (% of net assets)6

Amazon.com, Inc.	8.3%

Adobe, Inc.	4.0

Alphabet, Inc., Class C	3.8

Visa, Inc., Class A	3.8

Facebook, Inc., Class A	3.7

Alphabet, Inc., Class A	3.2

salesforce.com, inc.	3.0

Twitter, Inc.	3.0

GoDaddy, Inc., Class A	2.9

Apple, Inc.	2.5

Total	38.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 3000® Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective December 31, 2018, Douglas R. Rogers and Kenneth
D. Zinner will join Lewis R. Piantedosi and Yana S. Barton as portfolio managers of the Fund.

5

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,016.40	$6.66	1.31%
Class C	$1,000.00	$1,012.50	$10.45	2.06%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.67	1.31%
Class C	$1,000.00	$1,014.80	$10.46	2.06%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $45,931,194)	$89,435,116
Receivable for Fund shares sold	8,735
Total assets	$89,443,851

Liabilities
Payable for Fund shares redeemed	$61,865
Payable to affiliates:
Administration fee	11,838
Distribution and service fees	36,241
Trustees’ fees	42
Accrued expenses	48,427
Total liabilities	$158,413
Net Assets	$89,285,438

Sources of Net Assets
Paid-in capital	$45,719,326
Distributable earnings	43,566,112
Total	$89,285,438

Class A Shares
Net Assets	$64,579,140
Shares Outstanding	2,209,802
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$29.22
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$31.00

Class C Shares
Net Assets	$24,706,298
Shares Outstanding	979,950
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$25.21

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends allocated from Portfolio (net of foreign taxes, $6,235)	$615,642
Expenses allocated from Portfolio	(649,877)
Total investment loss from Portfolio	$(34,235)

Expenses
Administration fee	$135,594
Distribution and service fees
Class A	161,261
Class C	258,915
Trustees’ fees and expenses	500
Custodian fee	14,377
Transfer and dividend disbursing agent fees	63,981
Legal and accounting services	24,805
Printing and postage	18,416
Registration fees	39,563
ReFlow liquidity program fees	1,120
Miscellaneous	9,474
Total expenses	$728,006

Net investment loss	$(762,241)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$2,152,674 (1)
Net realized gain	$2,152,674
Change in unrealized appreciation (depreciation) —
Investments	$8,385,820
Net change in unrealized appreciation (depreciation)	$8,385,820

Net realized and unrealized gain	$10,538,494

Net increase in net assets from operations	$9,776,253

(1)	Includes $96,305 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment loss	$(762,241)	$(567,646)
Net realized gain	2,152,674 (1)	3,168,949
Net change in unrealized appreciation (depreciation)	8,385,820	12,521,369
Net increase in net assets from operations	$9,776,253	$15,122,672
Distributions to shareholders —
Class A	$(138,682)	$—
Class C	(65,651)	—
Total distributions to shareholders	$(204,333)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,348,032	$4,145,994
Class C	1,851,746	1,396,028
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	131,019	—
Class C	63,119	—
Cost of shares redeemed
Class A	(5,002,165)	(4,968,402)
Class C	(3,405,361)	(3,159,221)
Net decrease in net assets from Fund share transactions	$(1,013,610)	$(2,585,601)

Net increase in net assets	$8,558,310	$12,537,071

Net Assets
At beginning of year	$80,727,128	$68,190,057
At end of year	$89,285,438	$80,727,128 (2)

(1)	Includes $96,305 of net realized gains from redemptions in-kind.

(2)	Includes accumulated net investment loss of $(512,413) at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$26.040	$21.220	$21.200	$19.620	$17.850

Income (Loss) From Operations
Net investment loss(1)	$(0.186)	$(0.126)	$(0.079)	$(0.124)	$(0.126)
Net realized and unrealized gain	3.429	4.946	0.099	1.704	1.896

Total income from operations	$3.243	$4.820	$0.020	$1.580	$1.770

Less Distributions
From net realized gain	$(0.063)	$—	$—	$—	$—

Total distributions	$(0.063)	$—	$—	$—	$—

Net asset value — End of year	$29.220	$26.040	$21.220	$21.200	$19.620

Total Return(2)	12.52%	22.67%	0.09%	8.05%	9.92	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$64,579	$57,243	$47,363	$47,313	$43,667
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.31%	1.34%	1.40%	1.40%	1.40	%(3)
Net investment loss	(0.63)%	(0.53)%	(0.38)%	(0.60)%	(0.67)%
Portfolio Turnover of the Portfolio	18%	34%	33%	26%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The administrator reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended October 31, 2014). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$22.640	$18.590	$18.710	$17.450	$16.000

Income (Loss) From Operations
Net investment loss(1)	$(0.352)	$(0.264)	$(0.207)	$(0.247)	$(0.238)
Net realized and unrealized gain	2.985	4.314	0.087	1.507	1.688

Total income (loss) from operations	$2.633	$4.050	$(0.120)	$1.260	$1.450

Less Distributions
From net realized gain	$(0.063)	$—	$—	$—	$—

Total distributions	$(0.063)	$—	$—	$—	$—

Net asset value — End of year	$25.210	$22.640	$18.590	$18.710	$17.450

Total Return(2)	11.65%	21.79%	(0.64)%	7.22%	9.06	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,706	$23,484	$20,827	$22,356	$19,902
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.06%	2.09%	2.15%	2.15%	2.15	%(3)
Net investment loss	(1.38)%	(1.28)%	(1.14)%	(1.35)%	(1.42)%
Portfolio Turnover of the Portfolio	18%	34%	33%	26%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The administrator reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended October 31, 2014). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (58.3% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Long-term capital gains	$204,333	$—

During the year ended October 31, 2018, distributable earnings was increased by $381,408 and paid-in capital was decreased by $381,408 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses and redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$1,994,273
Late year ordinary losses	$(678,520)
Net unrealized appreciation	$42,250,359

At October 31, 2018, the Fund had a late year ordinary loss of $678,520 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2018, the administration fee amounted to $135,594. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary expenses only) exceed 1.40% and 2.15% of the Fund’s average daily net assets for Class A and Class C, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, EVM reimbursed no expenses for the year ended October 31, 2018. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $16,637 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,252 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $161,261 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $194,186 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $64,729 for Class C shares.

13

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,225,722 and $5,228,430, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $212,409.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class A shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. The Fund began participating in the ReFlow liquidity program on September 24, 2018. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	176,968	176,760
Issued to shareholders electing to receive payments of distributions in Fund shares	4,851	—
Redemptions	(170,477)	(210,515)

Net increase (decrease)	11,342	(33,755)

	Year Ended October 31,
Class C	2018	2017

Sales	72,242	68,437
Issued to shareholders electing to receive payments of distributions in Fund shares	2,692	—
Redemptions	(132,257)	(151,603)

Net decrease	(57,323)	(83,166)

14

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $2,044,333 or, if subsequently determined to be different, the net capital gain of such year.

16

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Portfolio of Investments

Common Stocks — 95.7%
Security	Shares	Value

Aerospace & Defense — 1.3%
Raytheon Co.	11,121	$1,946,620
		$1,946,620

Air Freight & Logistics — 0.9%
FedEx Corp.	6,484	$1,428,685
		$1,428,685

Auto Components — 1.4%
Aptiv PLC	27,401	$2,104,397
		$2,104,397

Beverages — 2.5%
Coca-Cola Co. (The)	29,800	$1,426,824
Constellation Brands, Inc., Class A	12,006	2,391,955
		$3,818,779

Biotechnology — 2.7%
Celgene Corp.(1)	14,768	$1,057,389
Vertex Pharmaceuticals, Inc.(1)	18,054	3,059,431
		$4,116,820

Building Products — 0.8%
Fortune Brands Home & Security, Inc.	26,702	$1,197,051
		$1,197,051

Capital Markets — 2.8%
Charles Schwab Corp. (The)	68,069	$3,147,511
S&P Global, Inc.	5,966	1,087,721
		$4,235,232

Chemicals — 2.9%
Celanese Corp., Series A	14,828	$1,437,426
Ecolab, Inc.	10,051	1,539,311
Sherwin-Williams Co. (The)	3,564	1,402,327
		$4,379,064

Commercial Services & Supplies — 0.5%
Waste Connections, Inc.	10,167	$777,165
		$777,165

Security	Shares	Value

Communications Equipment — 1.2%
Palo Alto Networks, Inc.(1)	9,985	$1,827,654
		$1,827,654

Electrical Equipment — 1.5%
AMETEK, Inc.	34,300	$2,300,844
		$2,300,844

Entertainment — 4.6%
Activision Blizzard, Inc.	22,246	$1,536,086
Netflix, Inc.(1)	11,304	3,411,321
Walt Disney Co. (The)	18,526	2,127,341
		$7,074,748

Food & Staples Retailing — 0.7%
US Foods Holding Corp.(1)	37,013	$1,079,669
		$1,079,669

Food Products — 1.0%
Conagra Brands, Inc.	16,117	$573,758
Mondelez International, Inc., Class A	21,503	902,696
		$1,476,454

Health Care Equipment & Supplies — 3.4%
Align Technology, Inc.(1)	2,983	$659,840
Danaher Corp.	11,868	1,179,679
Intuitive Surgical, Inc.(1)	3,354	1,748,038
Stryker Corp.	9,839	1,596,082
		$5,183,639

Health Care Providers & Services — 2.2%
UnitedHealth Group, Inc.	13,225	$3,456,354
		$3,456,354

Interactive Media & Services — 14.5%
Alphabet, Inc., Class A(1)	4,500	$4,907,610
Alphabet, Inc., Class C(1)	5,402	5,816,712
Facebook, Inc., Class A(1)	37,408	5,678,160
IAC/InterActiveCorp(1)	6,285	1,235,568
Twitter, Inc.(1)	131,089	4,555,343
		$22,193,393

17	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Internet & Direct Marketing Retail — 9.2%
Amazon.com, Inc.(1)	7,993	$12,772,894
Booking Holdings, Inc.(1)	735	1,377,816
		$14,150,710

IT Services — 8.5%
Fiserv, Inc.(1)	13,974	$1,108,138
GoDaddy, Inc., Class A(1)	61,194	4,477,565
Okta, Inc.(1)	29,863	1,742,805
Visa, Inc., Class A	42,000	5,789,700
		$13,118,208

Life Sciences Tools & Services — 0.7%
Illumina, Inc.(1)	3,432	$1,067,867
		$1,067,867

Multiline Retail — 0.5%
Dollar Tree, Inc.(1)	9,018	$760,217
		$760,217

Oil, Gas & Consumable Fuels — 1.9%
Devon Energy Corp.	40,020	$1,296,648
EOG Resources, Inc.	15,894	1,674,274
		$2,970,922

Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	11,555	$1,588,119
		$1,588,119

Pharmaceuticals — 2.7%
Eli Lilly & Co.	13,033	$1,413,299
Zoetis, Inc.	29,530	2,662,129
		$4,075,428

Road & Rail — 3.4%
J.B. Hunt Transport Services, Inc.	17,534	$1,939,436
Norfolk Southern Corp.	10,434	1,751,138
Union Pacific Corp.	10,178	1,488,227
		$5,178,801

Semiconductors & Semiconductor Equipment — 4.4%
Broadcom, Inc.	5,289	$1,182,039
Monolithic Power Systems, Inc.	32,100	3,791,652
Texas Instruments, Inc.	19,463	1,806,750
		$6,780,441

Security	Shares	Value

Software — 8.2%
Adobe, Inc.(1)	24,954	$6,132,695
Proofpoint, Inc.(1)	7,763	706,045
SailPoint Technologies Holding, Inc.(1)	41,753	1,087,248
salesforce.com, inc.(1)	33,800	4,638,712
		$12,564,700

Specialty Retail — 3.5%
Home Depot, Inc. (The)	9,189	$1,616,161
TJX Cos., Inc. (The)	19,216	2,111,454
Ulta Beauty, Inc.(1)	6,209	1,704,495
		$5,432,110

Technology Hardware, Storage & Peripherals — 3.3%
Apple, Inc.	17,520	$3,834,427
HP, Inc.	52,716	1,272,564
		$5,106,991

Textiles, Apparel & Luxury Goods — 2.3%
Lululemon Athletica, Inc.(1)	14,330	$2,016,661
NIKE, Inc., Class B	19,321	1,449,848
		$3,466,509

Trading Companies & Distributors — 1.2%
United Rentals, Inc.(1)	15,867	$1,905,151
		$1,905,151

Total Common Stocks (identified cost $71,370,177)		$146,762,742

Short-Term Investments — 5.4%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(2)	8,244,506	$8,243,681

Total Short-Term Investments (identified cost $8,244,459)		$8,243,681

Total Investments — 101.1% (identified cost $79,614,636)		$155,006,423

Other Assets, Less Liabilities — (1.1)%		$(1,640,205)

Net Assets — 100.0%		$153,366,218

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

18	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Portfolio of Investments — continued

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

19	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $71,370,177)	$146,762,742
Affiliated investment, at value (identified cost, $8,244,459)	8,243,681
Dividends receivable	30,753
Dividends receivable from affiliated investment	10,182
Total assets	$155,047,358

Liabilities
Payable for investments purchased	$1,533,348
Payable to affiliates:
Investment adviser fee	87,878
Trustees’ fees	622
Accrued expenses	59,292
Total liabilities	$1,681,140
Net Assets applicable to investors’ interest in Portfolio	$153,366,218

20	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends (net of foreign taxes, $10,673)	$1,027,190
Dividends from affiliated investment	31,605
Total investment income	$1,058,795

Expenses
Investment adviser fee	$1,011,020
Trustees’ fees and expenses	6,961
Custodian fee	54,936
Legal and accounting services	38,106
Miscellaneous	6,154
Total expenses	$1,117,177

Net investment loss	$(58,382)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,713,023 (1)
Investment transactions — affiliated investment	237
Net realized gain	$3,713,260
Change in unrealized appreciation (depreciation) —
Investments	$14,472,214
Investments — affiliated investment	(665)
Net change in unrealized appreciation (depreciation)	$14,471,549

Net realized and unrealized gain	$18,184,809

Net increase in net assets from operations	$18,126,427

(1)	Includes $164,775 of net realized gains from redemptions in-kind.

21	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income (loss)	$(58,382)	$110,555
Net realized gain	3,713,260 (1)	5,491,106
Net change in unrealized appreciation (depreciation)	14,471,549	21,618,876
Net increase in net assets from operations	$18,126,427	$27,220,537
Capital transactions —
Contributions	$5,611,268	$4,872,116
Withdrawals	(9,912,178)	(11,739,906)
Net decrease in net assets from capital transactions	$(4,300,910)	$(6,867,790)

Net increase in net assets	$13,825,517	$20,352,747

Net Assets
At beginning of year	$139,540,701	$119,187,954
At end of year	$153,366,218	$139,540,701

(1)	Includes $164,775 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.72%	0.73%	0.73%	0.73%	0.73%
Net investment income (loss)	(0.04)%	0.09%	0.28%	0.06%	(0.01)%
Portfolio Turnover	18%	34%	33%	26%	29%

Total Return	13.18%	23.40%	0.77%	8.77%	10.64%

Net assets, end of year (000’s omitted)	$153,366	$139,541	$119,188	$126,104	$113,791

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

23	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 58.3% and 41.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into

24

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $1,011,020 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $27,842,676 and $35,142,917, respectively, for the year ended October 31, 2018. In-kind sales for the year ended October 31, 2018 aggregated $212,409.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$79,615,273

Gross unrealized appreciation	$75,404,338
Gross unrealized depreciation	(13,188)

Net unrealized appreciation	$75,391,150

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Notes to Financial Statements — continued

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$146,762,742	*	$—	$—	$146,762,742
Short-Term Investments	—		8,243,681	—	8,243,681

Total Investments	$146,762,742		$8,243,681	$—	$155,006,423

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

26

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

27

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Multi-Cap Growth Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	2,506,367	9,982
Keith Quinton	2,506,367	9,982
Marcus L. Smith	2,505,901	10,448
Susan J. Sutherland	2,503,730	12,619
Scott E. Wennerholm	2,506,367	9,982

Results	are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Tax-Managed Multi-Cap Growth Portfolio.

Tax-Managed Multi-Cap Growth Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Mark R. Fetting	100%	0%
Keith Quinton	100%	0%
Marcus L. Smith	100%	0%
Susan J. Sutherland	100%	0%
Scott E. Wennerholm	100%	0%

Results	are rounded to the nearest whole number.

28

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

29

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

30

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824    10.31.18

Eaton Vance

Tax-Managed Small-Cap Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Tax-Managed Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 28

Federal Tax Information	17

Special Meeting of Shareholders	29

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Despite a late pullback, U.S. stock indexes recorded solid gains for the 12-month period ended October 31, 2018.

U.S. stocks opened the period on an upswing, as investors anticipated and then cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate which fell to a 17-year low.

Stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments at the expense of stocks. After a brief rebound, equity markets weakened in the spring of 2018, as investors confronted the prospect of a global trade war due to President Trump’s imposition of broad new tariffs. The tariffs drew retaliatory actions from impacted countries including China, Canada, and certain countries in the European Union.

Stocks bounced back during the summer months led by technology stocks, following an earlier setback from a wave of data-privacy scandals. Markets plunged in the final month of the period amid concerns of rising commodity prices due to tariffs on imports. In addition, China’s economic slowdown, uncertainty about the U.S. midterm elections, and the potential impact of higher interest rates helped drive stocks into a sharp retreat. Interest-rate worries mounted after four interest rate hikes by the U.S. Federal Reserve during the period, as economic data remained largely positive.

Boosted by substantial gains over the prior 11 months, major U.S. stock indexes finished the period higher despite the late pullback. The blue-chip Dow Jones Industrial Average®2 advanced 9.87%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 7.35%. The technology-laden NASDAQ Composite Index advanced 9.74% during the period. Large-cap U.S. stocks as measured by the S&P 500® Index generally outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended October 31, 2018, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) returned 5.79% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Russell 2000® Index (the Index), returned 1.85% for the period.

The Fund outperformed the Index due to stock selection. Sector and industry allocations also made positive contributions to relative Fund performance versus the Index. The Fund recorded positive returns in eight of the 11 market sectors in the Index, while the Index had positive returns in six sectors.

Information technology was the Fund’s top-performing sector during the period. In the electronic equipment, instruments and components industry, audio-visual systems supplier Dolby Laboratories, Inc. was one of the Fund’s leading stocks, outperforming expectations in the period. The Fund’s overweight position in the outperforming software industry also boosted relative Fund performance. Altair Engineering, Inc., a simulation software company, was among the Fund’s leading performers after a strong initial public offering and solid financial results.

In the consumer discretionary sector, an overweight position along with stock selection in the diversified consumer services industry contributed to relative Fund performance during the period. Grand Canyon Education, Inc. was one of the Fund’s leading stocks. The provider of post-secondary education services recorded strong earnings growth and unlocked value by converting to a technology services company. In the same industry, ServiceMaster Global Holdings, Inc., a pest control leader, also outperformed after a spin-off of their home warranty business.

In the outperforming health care sector, the health care providers and services industry delivered notable results due to stock selection and an overweight position. The Fund’s top-performing stock during the period was Amedisys, Inc., a provider of home health services, which benefited from strong organic growth and a more accommodative government regulatory environment. The Fund’s underweight position in the lagging biotechnology industry also aided relative Fund results.

Conversely, the financials sector was a drag on relative Fund performance versus the Index due to stock selection. In the banking industry, two U.S. regional banks, Sterling Bancorp and Texas Capital Bancshares, Inc., were among the Fund’s poorest-performing stocks. Both were hampered by shrinking net interest margins, concerns of deteriorating credit and slowing loan growth. Texas Capital Bancshares, Inc. was sold during the period.

The industrials sector also detracted from Fund performance in the period due to stock selection and an overweight position. In the commercial services and supplies industry, consumer-product label supplier Multi-Color Corp. was the Fund’s weakest stock after poor results and an unfavorable reaction to a major acquisition. The communications services sector also detracted from Fund performance versus the Index, particularly the Fund’s lack of exposure to the outperforming entertainment industry.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Performance2,3

Portfolio Managers J. Griffith Noble, CFA and Michael D. McLean, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/25/1997	09/25/1997	5.79%	8.08%	12.08%
Class A with 5.75% Maximum Sales Charge	—	—	–0.29	6.81	11.42
Class C at NAV	09/29/1997	09/29/1997	4.99	7.27	11.25
Class C with 1% Maximum Sales Charge	—	—	4.07	7.27	11.25
Class I at NAV	10/01/2009	09/25/1997	6.07	8.35	12.34
Russell 2000® Index	—	—	1.85%	8.01%	12.43%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	09/25/1997	09/25/1997	–3.03%	5.58%	10.78%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	1.33	5.23	9.66
Class C After Taxes on Distributions	09/29/1997	09/29/1997	0.63	5.81	10.49
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	4.33	5.57	9.47
Class I After Taxes on Distributions	10/01/2009	09/25/1997	3.62	7.20	11.75
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	5.54	6.60	10.54

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.19%	1.94%	0.94%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2008	$29,051	N.A.
Class I	$250,000	10/31/2008	$801,066	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Grand Canyon Education, Inc.	3.2%

Euronet Worldwide, Inc.	3.1

RealPage, Inc.	2.9

ICU Medical, Inc.	2.6

ACI Worldwide, Inc.	2.4

Dolby Laboratories, Inc., Class A	2.4

West Pharmaceutical Services, Inc.	2.3

Performance Food Group Co.	2.3

ServiceMaster Global Holdings, Inc.	2.2

Altair Engineering, Inc., Class A	2.2

Total	25.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,009.00	$5.82	1.15%
Class C	$1,000.00	$1,005.20	$9.60	1.90%
Class I	$1,000.00	$1,010.20	$4.56	0.90%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.85	1.15%
Class C	$1,000.00	$1,015.60	$9.65	1.90%
Class I	$1,000.00	$1,020.70	$4.58	0.90%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $97,236,364)	$118,474,470
Receivable for Fund shares sold	76,259
Total assets	$118,550,729

Liabilities
Payable for Fund shares redeemed	$137,593
Payable to affiliates:
Distribution and service fees	33,286
Trustees’ fees	42
Accrued expenses	71,773
Total liabilities	$242,694
Net Assets	$118,308,035

Sources of Net Assets
Paid-in capital	$86,177,448
Distributable earnings	32,130,587
Total	$118,308,035

Class A Shares
Net Assets	$75,198,589
Shares Outstanding	2,902,373
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$25.91
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$27.49

Class C Shares
Net Assets	$18,481,707
Shares Outstanding	877,158
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$21.07

Class I Shares
Net Assets	$24,627,739
Shares Outstanding	924,159
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$26.65

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends allocated from Portfolio (net of foreign taxes, $1,273)	$1,184,465
Expenses allocated from Portfolio	(858,754)
Total investment income from Portfolio	$325,711

Expenses
Distribution and service fees
Class A	$200,598
Class C	209,155
Trustees’ fees and expenses	500
Custodian fee	16,974
Transfer and dividend disbursing agent fees	126,770
Legal and accounting services	26,090
Printing and postage	23,387
Registration fees	63,094
ReFlow liquidity program fees	17,218
Miscellaneous	11,456
Total expenses	$695,242

Net investment loss	$(369,531)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$10,278,288 (1)
Net realized gain	$10,278,288
Change in unrealized appreciation (depreciation) —
Investments	$(3,027,313)
Net change in unrealized appreciation (depreciation)	$(3,027,313)

Net realized and unrealized gain	$7,250,975

Net increase in net assets from operations	$6,881,444

(1)	Includes $1,473,980 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment loss	$(369,531)	$(343,237)
Net realized gain	10,278,288 (1)	14,989,283 (2)
Net change in unrealized appreciation (depreciation)	(3,027,313)	8,753,554
Net increase in net assets from operations	$6,881,444	$23,399,600
Distributions to shareholders(3) —
Class A	$(8,372,547)	$(4,115,069)
Class B	—	(27,057)
Class C	(2,673,047)	(1,501,336)
Class I	(2,268,617)	(843,734)
Total distributions to shareholders	$(13,314,211)	$(6,487,196)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,604,964	$6,876,756
Class B	—	13,134
Class C	707,798	1,435,082
Class I	15,014,121	10,491,742
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,712,496	3,837,445
Class B	—	27,055
Class C	2,561,014	1,319,911
Class I	2,142,676	790,852
Cost of shares redeemed
Class A	(9,772,056)	(12,007,489)
Class B	—	(57,859)
Class C	(4,296,086)	(4,981,044)
Class I	(11,909,074)	(6,683,496)
Net asset value of shares exchanged
Class A	—	147,966
Class B	—	(147,966)
Net asset value of shares merged*
Class A	—	280,605
Class B	—	(280,605)
Net increase in net assets from Fund share transactions	$6,765,853	$1,062,089

Net increase in net assets	$333,086	$17,974,493

Net Assets
At beginning of year	$117,974,949	$100,000,456
At end of year	$118,308,035	$117,974,949

(1)	Includes $1,473,980 of net realized gains from redemptions in-kind.

(2)	Includes $598,607 of net realized gains from redemptions in-kind.

(3)	For the year ended October 31, 2017, the source of distributions was from net realized gain.

*	At the close of business on September 20, 2017, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$27.390	$23.420	$24.000	$24.010	$22.380

Income (Loss) From Operations
Net investment loss(1)	$(0.059)	$(0.050)	$(0.055)	$(0.051)	$(0.075)
Net realized and unrealized gain	1.583	5.494	0.680	0.497	1.705

Total income from operations	$1.524	$5.444	$0.625	$0.446	$1.630

Less Distributions
From net realized gain	$(3.004)	$(1.474)	$(1.205)	$(0.456)	$—

Total distributions	$(3.004)	$(1.474)	$(1.205)	$(0.456)	$—

Net asset value — End of year	$25.910	$27.390	$23.420	$24.000	$24.010

Total Return(2)	5.79%	23.96%	2.90%	1.86%	7.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$75,199	$76,407	$66,058	$70,678	$70,315
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.17%	1.19%	1.22%	1.19%	1.19%
Net investment loss	(0.22)%	(0.19)%	(0.24)%	(0.21)%	(0.32)%
Portfolio Turnover of the Portfolio	51%	70%	66%	73%	58%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$22.970	$19.990	$20.820	$21.040	$19.760

Income (Loss) From Operations
Net investment loss(1)	$(0.212)	$(0.202)	$(0.192)	$(0.205)	$(0.219)
Net realized and unrealized gain	1.316	4.656	0.567	0.441	1.499

Total income from operations	$1.104	$4.454	$0.375	$0.236	$1.280

Less Distributions
From net realized gain	$(3.004)	$(1.474)	$(1.205)	$(0.456)	$—

Total distributions	$(3.004)	$(1.474)	$(1.205)	$(0.456)	$—

Net asset value — End of year	$21.070	$22.970	$19.990	$20.820	$21.040

Total Return(2)	4.99%	23.07%	2.09%	1.11%	6.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,482	$21,002	$20,326	$23,228	$23,936
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.92%	1.94%	1.97%	1.94%	1.94%
Net investment loss	(0.96)%	(0.94)%	(0.99)%	(0.96)%	(1.07)%
Portfolio Turnover of the Portfolio	51%	70%	66%	73%	58%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018	2017	2016		2015	2014
Net asset value — Beginning of year	$28.020	$23.870	$24.380		$24.330	$22.620

Income (Loss) From Operations
Net investment income (loss)(1)	$0.007	$0.007	$0.001		$0.005	$(0.020)
Net realized and unrealized gain	1.627	5.617	0.694		0.501	1.730

Total income from operations	$1.634	$5.624	$0.695		$0.506	$1.710

Less Distributions
From net realized gain	$(3.004)	$(1.474)	$(1.205)		$(0.456)	$—

Total distributions	$(3.004)	$(1.474)	$(1.205)		$(0.456)	$—

Net asset value — End of year	$26.650	$28.020	$23.870		$24.380	$24.330

Total Return(2)	6.07%	24.28%	3.14%		2.09%	7.61%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,628	$20,565	$13,210		$22,741	$14,452
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.92%	0.94%	0.97%		0.94%	0.94%
Net investment income (loss)	0.02%	0.03%	0.00	%(5)	0.02%	(0.09)%
Portfolio Turnover of the Portfolio	51%	70%	66%		73%	58%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (68.8% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$2,204,695	$—
Long-term capital gains	$11,109,516	$6,487,196

During the year ended October 31, 2018, distributable earnings was decreased by $2,789,675 and paid-in capital was increased by $2,789,675 due to the Fund’s use of equalization accounting and differences between book and tax accounting for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$7,724,355
Net unrealized appreciation	$24,406,232

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $32,286 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,581 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $200,598 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $156,866 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $52,289 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

14

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Notes to Financial Statements — continued

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,366,375 and $9,574,845, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $6,334,974.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. The Fund began participating in the ReFlow liquidity program on July 3, 2017. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	172,350	270,825
Issued to shareholders electing to receive payments of distributions in Fund shares	303,761	156,057
Redemptions	(363,741)	(474,358)
Merger from Class B shares	—	10,601
Exchange from Class B shares	—	5,870

Net increase (decrease)	112,370	(31,005)

Class B		Year Ended October 31, 2017(1)

Sales		626
Issued to shareholders electing to receive payments of distributions in Fund shares		1,298
Redemptions		(2,707)
Merger to Class A shares		(12,569)
Exchange to Class A shares		(6,918)

Net decrease		(20,270)

	Year Ended October 31,
Class C	2018	2017

Sales	32,637	67,254
Issued to shareholders electing to receive payments of distributions in Fund shares	123,244	63,610
Redemptions	(193,259)	(233,116)

Net decrease	(37,378)	(102,252)

	Year Ended October 31,
Class I	2018	2017

Sales	545,391	403,606
Issued to shareholders electing to receive payments of distributions in Fund shares	82,221	31,508
Redemptions	(437,380)	(254,575)

Net increase	190,232	180,539

(1)	At the close of business on September 20, 2017, the Fund’s Class B shares were merged into Class A shares.

15

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2018, the Fund designates approximately $968,398, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 38.34% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $8,476,587 or, if subsequently determined to be different, the net capital gain of such year.

17

Tax-Managed Small-Cap Portfolio

October 31, 2018

Portfolio of Investments

Common Stocks — 97.4%
Security	Shares	Value

Aerospace & Defense — 3.1%
Hexcel Corp.	56,177	$3,287,478
Mercury Systems, Inc.(1)	43,648	2,045,345
		$5,332,823

Auto Components — 0.8%
Visteon Corp.(1)	17,841	$1,410,153
		$1,410,153

Banks — 7.0%
Ameris Bancorp	38,482	$1,650,493
Columbia Banking System, Inc.	56,207	2,084,718
Sterling Bancorp	125,066	2,248,687
Stock Yards Bancorp, Inc.	57,349	1,818,537
Western Alliance Bancorp(1)	41,726	2,012,862
Wintrust Financial Corp.	29,602	2,253,896
		$12,069,193

Biotechnology — 1.0%
Ligand Pharmaceuticals, Inc.(1)	10,488	$1,728,527
		$1,728,527

Building Products — 0.5%
Trex Co., Inc.(1)	14,330	$878,429
		$878,429

Capital Markets — 2.5%
Cohen & Steers, Inc.	77,731	$2,984,093
Lazard, Ltd., Class A	32,330	1,284,794
		$4,268,887

Chemicals — 4.3%
Balchem Corp.	28,708	$2,688,504
NewMarket Corp.	6,575	2,537,687
Valvoline, Inc.	109,245	2,176,161
		$7,402,352

Commercial Services & Supplies — 2.9%
Brink’s Co. (The)	20,994	$1,392,322
Multi-Color Corp.	43,552	2,315,224
Viad Corp.	26,592	1,273,491
		$4,981,037

Security	Shares	Value

Communications Equipment — 0.5%
NETGEAR, Inc.(1)	14,349	$796,083
		$796,083

Diversified Consumer Services — 6.6%
Bright Horizons Family Solutions, Inc.(1)	17,899	$2,056,774
Grand Canyon Education, Inc.(1)	44,487	5,547,529
ServiceMaster Global Holdings, Inc.(1)	88,057	3,775,884
		$11,380,187

Electric Utilities — 1.4%
ALLETE, Inc.	33,231	$2,459,094
		$2,459,094

Electrical Equipment — 1.4%
EnerSys	31,098	$2,474,468
		$2,474,468

Electronic Equipment, Instruments & Components — 2.4%
Dolby Laboratories, Inc., Class A	60,419	$4,157,431
		$4,157,431

Energy Equipment & Services — 0.7%
Oceaneering International, Inc.(1)	62,655	$1,186,686
		$1,186,686

Equity Real Estate Investment Trusts (REITs) — 7.2%
Acadia Realty Trust	76,556	$2,131,319
American Homes 4 Rent, Class A	69,739	1,469,401
CubeSmart	88,063	2,552,066
EastGroup Properties, Inc.	27,808	2,663,728
Rexford Industrial Realty, Inc.	84,820	2,686,249
STORE Capital Corp.	33,802	981,272
		$12,484,035

Food & Staples Retailing — 2.3%
Performance Food Group Co.(1)	132,950	$3,898,094
		$3,898,094

Food Products — 0.9%
J&J Snack Foods Corp.	4,019	$627,607
Lancaster Colony Corp.	5,064	867,868
		$1,495,475

18	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Gas Utilities — 1.6%
ONE Gas, Inc.	36,122	$2,850,387
		$2,850,387

Health Care Equipment & Supplies — 8.0%
ICU Medical, Inc.(1)	17,339	$4,416,763
Integra LifeSciences Holdings Corp.(1)	39,329	2,106,855
Masimo Corp.(1)	17,361	2,006,932
West Pharmaceutical Services, Inc.	37,525	3,974,648
Wright Medical Group NV(1)	46,139	1,244,830
		$13,750,028

Health Care Providers & Services — 3.3%
Addus HomeCare Corp.(1)	23,960	$1,569,380
Amedisys, Inc.(1)	29,208	3,212,880
Chemed Corp.	2,974	905,077
		$5,687,337

Hotels, Restaurants & Leisure — 1.0%
Texas Roadhouse, Inc.	28,064	$1,696,750
		$1,696,750

Household Products — 0.8%
Central Garden & Pet Co., Class A(1)	45,258	$1,341,900
		$1,341,900

Insurance — 4.1%
First American Financial Corp.	40,425	$1,792,040
Horace Mann Educators Corp.	70,279	2,760,559
Kinsale Capital Group, Inc.	7,970	475,889
RLI Corp.	26,859	1,985,686
		$7,014,174

Interactive Media & Services — 0.3%
Eventbrite, Inc., Class A(1)	18,782	$531,531
		$531,531

IT Services — 7.2%
Black Knight, Inc.(1)	56,825	$2,771,355
Conduent, Inc.(1)	104,044	1,987,240
CSG Systems International, Inc.	63,196	2,218,180
Euronet Worldwide, Inc.(1)	48,726	5,417,357
		$12,394,132

Security	Shares	Value

Machinery — 3.2%
Milacron Holdings Corp.(1)	117,542	$1,645,588
RBC Bearings, Inc.(1)	15,121	2,233,069
Woodward, Inc.	23,462	1,727,742
		$5,606,399

Marine — 1.4%
Kirby Corp.(1)	32,497	$2,337,834
		$2,337,834

Oil, Gas & Consumable Fuels — 2.0%
Diamondback Energy, Inc.	11,728	$1,317,758
Jagged Peak Energy, Inc.(1)	41,577	512,229
PDC Energy, Inc.(1)	40,145	1,704,155
		$3,534,142

Pharmaceuticals — 2.1%
Catalent, Inc.(1)	89,777	$3,621,604
		$3,621,604

Road & Rail — 1.3%
Landstar System, Inc.	22,476	$2,249,623
		$2,249,623

Software — 9.2%
ACI Worldwide, Inc.(1)	165,751	$4,158,693
Altair Engineering, Inc., Class A(1)	97,497	3,718,535
Blackbaud, Inc.	31,600	2,266,352
Ceridian HCM Holding, Inc.(1)	18,626	707,229
RealPage, Inc.(1)	93,471	4,953,963
		$15,804,772

Specialty Retail — 1.2%
Floor & Decor Holdings, Inc., Class A(1)	12,897	$329,905
Monro, Inc.	22,299	1,659,046
		$1,988,951

Textiles, Apparel & Luxury Goods — 2.7%
Columbia Sportswear Co.	23,703	$2,139,907
Gildan Activewear, Inc.	85,634	2,561,313
		$4,701,220

19	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Thrifts & Mortgage Finance — 0.8%
Essent Group, Ltd.(1)	33,934	$1,337,678
		$1,337,678

Trading Companies & Distributors — 1.7%
Applied Industrial Technologies, Inc.	45,681	$3,002,612
		$3,002,612

Total Common Stocks (identified cost $130,769,233)		$167,854,028

Short-Term Investments — 2.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.28%(2)	3,532,915	$3,532,562

Total Short-Term Investments (identified cost $3,532,915)		$3,532,562

Total Investments — 99.5% (identified cost $134,302,148)		$171,386,590

Other Assets, Less Liabilities — 0.5%		$937,277

Net Assets — 100.0%		$172,323,867

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $130,769,233)	$167,854,028
Affiliated investment, at value (identified cost, $3,532,915)	3,532,562
Dividends receivable	5,628
Dividends receivable from affiliated investment	2,205
Receivable for investments sold	1,967,651
Total assets	$173,362,074

Liabilities
Payable for investments purchased	$878,992
Payable to affiliates:
Investment adviser fee	95,103
Trustees’ fees	703
Accrued expenses	63,409
Total liabilities	$1,038,207
Net Assets applicable to investors’ interest in Portfolio	$172,323,867

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends (net of foreign taxes, $1,847)	$1,669,110
Dividends from affiliated investment	45,294
Total investment income	$1,714,404

Expenses
Investment adviser fee	$1,127,178
Trustees’ fees and expenses	8,052
Custodian fee	61,459
Legal and accounting services	39,609
Miscellaneous	7,092
Total expenses	$1,243,390

Net investment income	$471,014

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$14,879,768 (1)
Investment transactions — affiliated investment	(431)
Net realized gain	$14,879,337
Change in unrealized appreciation (depreciation) —
Investments	$(4,459,753)
Investments — affiliated investment	(353)
Net change in unrealized appreciation (depreciation)	$(4,460,106)

Net realized and unrealized gain	$10,419,231

Net increase in net assets from operations	$10,890,245

(1)	Includes $2,134,594 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$471,014	$485,455
Net realized gain	14,879,337 (1)	21,686,883 (2)
Net change in unrealized appreciation (depreciation)	(4,460,106)	12,707,851
Net increase in net assets from operations	$10,890,245	$34,880,189
Capital transactions —
Contributions	$4,575,214	$6,322,045
Withdrawals	(13,911,648)	(17,178,507)
Net decrease in net assets from capital transactions	$(9,336,434)	$(10,856,462)

Net increase in net assets	$1,553,811	$24,023,727

Net Assets
At beginning of year	$170,770,056	$146,746,329
At end of year	$172,323,867	$170,770,056

(1)	Includes $2,134,594 of net realized gains from redemptions in-kind.

(2)	Includes $865,729 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.69%	0.70%	0.70%	0.70%	0.69%
Net investment income	0.26%	0.30%	0.27%	0.28%	0.17%
Portfolio Turnover	51%	70%	66%	73%	58%

Total Return	6.30%	24.56%	3.43%	2.35%	7.87%

Net assets, end of year (000’s omitted)	$172,324	$170,770	$146,746	$165,211	$153,201

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly-traded common stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 68.8% and 31.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities, for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into

25

Tax-Managed Small-Cap Portfolio

October 31, 2018

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $1,127,178 or 0.625% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $90,376,326 and $94,393,633, respectively, for the year ended October 31, 2018. In-kind sales for the year ended October 31, 2018 aggregated $6,334,974.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$134,463,697

Gross unrealized appreciation	$40,665,886
Gross unrealized depreciation	(3,742,993)

Net unrealized appreciation	$36,922,893

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26

Tax-Managed Small-Cap Portfolio

October 31, 2018

Notes to Financial Statements — continued

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$167,854,028	*	$—	$—	$167,854,028
Short-Term Investments	—		3,532,562	—	3,532,562

Total Investments	$167,854,028		$3,532,562	$—	$171,386,590

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

27

Tax-Managed Small-Cap Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

28

Eaton Vance Tax-Managed Small-Cap Fund

Tax-Managed Small-Cap Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Small-Cap Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	3,537,696	16,573
Keith Quinton	3,536,650	17,620
Marcus L. Smith	3,533,689	20,581
Susan J. Sutherland	3,539,957	14,313
Scott E. Wennerholm	3,537,696	16,573

Results	are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Tax-Managed Small-Cap Portfolio.

Tax-Managed Small-Cap Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Mark R. Fetting	100%	0%
Keith Quinton	100%	0%
Marcus L. Smith	99%	1%
Susan J. Sutherland	100%	0%
Scott E. Wennerholm	100%	0%

Results	are rounded to the nearest whole number.

29

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

31

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130    10.31.18

Eaton Vance

Tax-Managed Value Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Tax-Managed Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 29

Federal Tax Information	17

Special Meeting of Shareholders	30

Management and Organization	31

Important Notices	34

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Despite a late pullback, U.S. stock indexes recorded solid gains for the 12-month period ended October 31, 2018.

U.S. stocks opened the period on an upswing, as investors anticipated and then cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate which fell to a 17-year low.

Stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments at the expense of stocks. After a brief rebound, equity markets weakened in the spring of 2018, as investors confronted the prospect of a global trade war due to President Trump’s imposition of broad new tariffs. The tariffs drew retaliatory actions from impacted countries including China, Canada, and certain countries in the European Union.

Stocks bounced back during the summer months led by technology stocks, following an earlier setback from a wave of data-privacy scandals. Markets plunged in the final month of the period amid concerns of rising commodity prices due to tariffs on imports. In addition, China’s economic slowdown, uncertainty about the U.S. midterm elections, and the potential impact of higher interest rates helped drive stocks into a sharp retreat. Interest-rate worries mounted after four interest rate hikes by the U.S. Federal Reserve during the period, as economic data remained largely positive.

Boosted by substantial gains over the prior 11 months, major U.S. stock indexes finished the period higher despite the late pullback. The blue-chip Dow Jones Industrial Average®2 advanced 9.87%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 7.35%. The technology-laden NASDAQ Composite Index advanced 9.74% during the period. Large-cap U.S. stocks as measured by the S&P 500® Index generally outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance Tax-Managed Value Fund (the Fund) returned 8.02% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Russell 1000® Value Index (the Index) returned 3.03% for the period.

The Fund outperformed the Index largely due to stock selection. Sector and industry allocation also contributed to relative Fund performance versus the Index during the period. The Fund delivered positive returns in nine of the 11 market sectors in the Index, while the Index had positive returns in seven sectors.

The industrials sector made the largest contribution to relative Fund performance versus the Index due to stock selection. Within the sector, the conglomerates industry recorded notable results, largely due to the Fund’s lack of exposure to troubled General Electric Company. The consumer discretionary sector also boosted Fund performance relative to the Index. In the textiles, apparel and luxury goods industry, athletic wear company Lululemon Athletica, Inc., was the Fund’s top-performing stock due to a turnaround led by a new management team.

In the health care sector, stock selection in the pharmaceuticals industry contributed to Fund results versus the Index. Two pharmaceutical giants were among the Fund’s top stocks for the period. Eli Lilly & Co. stock rose on growth expectations for its diabetes drugs. Merck & Co., Inc., advanced on its early lead in the growing market for immuno oncology cancer treatment. In the life sciences tools and services industry, medical tools supplier Thermo Fisher Scientific, Inc., benefited from a strong capital spending environment.

In the financials sector, the capital markets industry was a drag on Fund performance versus the Index. Global finance giant Credit Suisse Group AG ADR was the Fund’s worst-performing stock as it dealt with challenging economic conditions in Europe and the Asia-Pacific region. In the banking industry, Wells Fargo & Co. was among the Fund’s weakest stocks, as it continued to face regulatory investigations. Regional bank PNC Financial Services Group, Inc., also lagged amid weak loan growth.

In the communications services sector, the Fund’s underweight in the entertainment industry hurt relative Fund performance as the industry outperformed in the period. Gains in the real estate industry were limited by the weak performance of Equity Residential, a real estate investment trust that confronted weak rental markets in key geographic areas. Equity Residential was sold during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Performance2,3

Portfolio Managers Edward J. Perkin, CFA and Aaron S. Dunn, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/27/1999	12/27/1999	8.02%	8.79%	9.80%
Class A with 5.75% Maximum Sales Charge	—	—	1.80	7.51	9.15
Class C at NAV	01/24/2000	01/24/2000	7.17	7.97	8.97
Class C with 1% Maximum Sales Charge	—	—	6.17	7.97	8.97
Class I at NAV	11/30/2007	12/27/1999	8.25	9.05	10.06
Russell 1000® Value Index	—	—	3.03%	8.60%	11.29%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	12/27/1999	12/27/1999	1.57%	6.33%	8.44%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	1.22	5.78	7.56
Class C After Taxes on Distributions	01/24/2000	01/24/2000	6.11	6.93	8.40
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	3.70	6.23	7.46
Class I After Taxes on Distributions	11/30/2007	12/27/1999	7.94	7.79	9.29
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	5.09	7.05	8.36

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.19%	1.94%	0.94%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2008	$23,629	N.A.
Class I	$250,000	10/31/2008	$652,527	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

JPMorgan Chase & Co.	5.2%

Verizon Communications, Inc.	3.9

NextEra Energy, Inc.	3.6

Johnson & Johnson	2.9

Thermo Fisher Scientific, Inc.	2.9

Wells Fargo & Co.	2.8

Chevron Corp.	2.8

Exxon Mobil Corp.	2.7

Apple, Inc.	2.7

PNC Financial Services Group, Inc. (The)	2.5

Total	32.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,027.80	$5.98	1.17%
Class C	$1,000.00	$1,024.20	$9.80	1.92%
Class I	$1,000.00	$1,029.40	$4.71	0.92%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.95	1.17%
Class C	$1,000.00	$1,015.50	$9.75	1.92%
Class I	$1,000.00	$1,020.60	$4.69	0.92%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Tax-Managed Value Portfolio, at value (identified cost, $285,721,080)	$594,663,084
Receivable for Fund shares sold	127,508
Total assets	$594,790,592

Liabilities
Payable for Fund shares redeemed	$397,638
Payable to affiliates:
Administration fee	77,326
Distribution and service fees	166,149
Trustees’ fees	43
Accrued expenses	115,970
Total liabilities	$757,126
Net Assets	$594,033,466

Sources of Net Assets
Paid-in capital	$306,367,180
Distributable earnings	287,666,286
Total	$594,033,466

Class A Shares
Net Assets	$312,065,364
Shares Outstanding	11,559,673
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$27.00
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$28.65

Class C Shares
Net Assets	$112,570,844
Shares Outstanding	4,362,259
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$25.81

Class I Shares
Net Assets	$169,397,258
Shares Outstanding	6,293,654
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$26.92

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends allocated from Portfolio (net of foreign taxes, $302,446)	$13,099,890
Securities lending income allocated from Portfolio, net	22,319
Expenses allocated from Portfolio	(4,126,909)
Total investment income from Portfolio	$8,995,300

Expenses
Administration fee	$906,922
Distribution and service fees
Class A	802,443
Class C	1,233,799
Trustees’ fees and expenses	500
Custodian fee	40,045
Transfer and dividend disbursing agent fees	302,059
Legal and accounting services	33,743
Printing and postage	45,124
Registration fees	57,831
ReFlow liquidity program fees	64,296
Miscellaneous	14,627
Total expenses	$3,501,389

Net investment income	$5,493,911

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$19,836,808	(1)
Foreign currency transactions	435
Net realized gain	$19,837,243
Change in unrealized appreciation (depreciation) —
Investments	$20,078,521
Foreign currency	7,063
Net change in unrealized appreciation (depreciation)	$20,085,584

Net realized and unrealized gain	$39,922,827

Net increase in net assets from operations	$45,416,738

(1)	Includes $15,660,324 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$5,493,911	$6,331,576
Net realized gain	19,837,243 (1)	27,209,093 (2)
Net change in unrealized appreciation (depreciation)	20,085,584	69,347,628
Net increase in net assets from operations	$45,416,738	$102,888,297
Distributions to shareholders(3) —
Class A	$(3,054,123)	$(3,368,571)
Class C	(309,257)	(597,350)
Class I	(1,825,583)	(1,538,680)
Total distributions to shareholders	$(5,188,963)	$(5,504,601)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$16,649,283	$25,901,778
Class C	4,185,904	4,481,149
Class I	58,927,976	87,112,769
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,568,310	3,008,192
Class C	296,958	498,732
Class I	1,566,811	1,263,792
Cost of shares redeemed
Class A	(37,366,073)	(63,156,315)
Class C	(26,418,408)	(34,450,332)
Class I	(47,303,290)	(71,653,822)
Net decrease in net assets from Fund share transactions	$(26,892,529)	$(46,994,057)

Net increase in net assets	$13,335,246	$50,389,639

Net Assets
At beginning of year	$580,698,220	$530,308,581
At end of year	$594,033,466	$580,698,220 (4)

(1)	Includes $15,660,324 of net realized gains from redemptions in-kind.

(2)	Includes $23,413,060 of net realized gains from redemptions in-kind.

(3)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(4)	Includes accumulated undistributed net investment income of $4,204,381 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$25.240	$21.200	$23.090	$24.960	$22.470

Income (Loss) From Operations
Net investment income(1)	$0.268	$0.292	$0.297	$0.290	$0.306
Net realized and unrealized gain (loss)	1.744	3.997	(0.354)	(0.072)	3.217

Total income (loss) from operations	$2.012	$4.289	$(0.057)	$0.218	$3.523

Less Distributions
From net investment income	$(0.252)	$(0.249)	$(0.286)	$(0.268)	$(0.134)
From net realized gain	—	—	(1.547)	(1.820)	(0.899)

Total distributions	$(0.252)	$(0.249)	$(1.833)	$(2.088)	$(1.033)

Net asset value — End of year	$27.000	$25.240	$21.200	$23.090	$24.960

Total Return(2)	8.02%	20.37%	(0.17)%	0.94%	16.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$312,065	$308,854	$290,402	$337,567	$371,714
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.17%	1.19%	1.21%	1.19%	1.21%
Net investment income	1.00%	1.25%	1.40%	1.24%	1.29%
Portfolio Turnover of the Portfolio	10%	30%	45%	61%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$24.140	$20.290	$22.160	$24.030	$21.680

Income (Loss) From Operations
Net investment income(1)	$0.066	$0.114	$0.133	$0.111	$0.123
Net realized and unrealized gain (loss)	1.664	3.828	(0.338)	(0.065)	3.108

Total income (loss) from operations	$1.730	$3.942	$(0.205)	$0.046	$3.231

Less Distributions
From net investment income	$(0.060)	$(0.092)	$(0.118)	$(0.096)	$—
From net realized gain	—	—	(1.547)	(1.820)	(0.881)

Total distributions	$(0.060)	$(0.092)	$(1.665)	$(1.916)	$(0.881)

Net asset value — End of year	$25.810	$24.140	$20.290	$22.160	$24.030

Total Return(2)	7.17%	19.48%	(0.91)%	0.19%	15.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$112,571	$125,813	$132,286	$150,726	$159,572
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.92%	1.94%	1.96%	1.94%	1.96%
Net investment income	0.26%	0.51%	0.65%	0.49%	0.54%
Portfolio Turnover of the Portfolio	10%	30%	45%	61%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$25.170	$21.140	$23.030	$24.920	$22.440

Income (Loss) From Operations
Net investment income(1)	$0.331	$0.346	$0.348	$0.345	$0.353
Net realized and unrealized gain (loss)	1.732	3.989	(0.345)	(0.084)	3.216

Total income from operations	$2.063	$4.335	$0.003	$0.261	$3.569

Less Distributions
From net investment income	$(0.313)	$(0.305)	$(0.346)	$(0.331)	$(0.190)
From net realized gain	—	—	(1.547)	(1.820)	(0.899)

Total distributions	$(0.313)	$(0.305)	$(1.893)	$(2.151)	$(1.089)

Net asset value — End of year	$26.920	$25.170	$21.140	$23.030	$24.920

Total Return(2)	8.25%	20.68%	0.07%	1.17%	16.60%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$169,397	$146,032	$107,621	$101,125	$100,746
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.92%	0.94%	0.96%	0.94%	0.96%
Net investment income	1.24%	1.48%	1.65%	1.48%	1.50%
Portfolio Turnover of the Portfolio	10%	30%	45%	61%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (81.4% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Distributions declared from:
Ordinary income	$5,188,963	$5,504,601

During the year ended October 31, 2018, distributable earnings was decreased by $19,533,876 and paid-in capital was increased by $19,533,876 due to the Fund’s use of equalization accounting and differences between book and tax accounting for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$4,224,669
Undistributed long-term capital gains	$2,366,254
Net unrealized appreciation	$281,075,363

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2018, the administration fee amounted to $906,922. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $54,498 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $12,300 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $802,443 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $925,349 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $308,450 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based

14

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Notes to Financial Statements — continued

upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $5,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,569,840 and $39,539,691, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $28,953,076.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	614,863	1,106,094
Issued to shareholders electing to receive payments of distributions in Fund shares	99,239	133,401
Redemptions	(1,388,694)	(2,702,262)

Net decrease	(674,592)	(1,462,767)

	Year Ended October 31,
Class C	2018	2017

Sales	162,080	200,826
Issued to shareholders electing to receive payments of distributions in Fund shares	11,921	22,972
Redemptions	(1,024,218)	(1,531,869)

Net decrease	(850,217)	(1,308,071)

	Year Ended October 31,
Class I	2018	2017

Sales	2,203,515	3,738,002
Issued to shareholders electing to receive payments of distributions in Fund shares	60,847	56,344
Redemptions	(1,773,187)	(3,083,318)

Net increase	491,175	711,028

15

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2018, the Fund designates approximately $12,422,975, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $2,490,141 or, if subsequently determined to be different, the net capital gain of such year.

17

Tax-Managed Value Portfolio

October 31, 2018

Portfolio of Investments

Common Stocks — 99.6%
Security	Shares	Value

Aerospace & Defense — 3.2%
Hexcel Corp.	124,945	$7,311,781
Textron, Inc.	39,430	2,114,631
United Technologies Corp.	113,000	14,035,730
		$23,462,142

Air Freight & Logistics — 1.6%
C.H. Robinson Worldwide, Inc.	134,430	$11,968,303
		$11,968,303

Auto Components — 0.0%(1)
Garrett Motion, Inc.(2)	8,373	$127,018
		$127,018

Banks — 15.0%
Bank of America Corp.	88,914	$2,445,135
Citigroup, Inc.	81,079	5,307,431
JPMorgan Chase & Co.	351,095	38,276,377
KeyCorp	689,553	12,522,282
PNC Financial Services Group, Inc. (The)	142,029	18,249,306
U.S. Bancorp	237,562	12,417,366
Wells Fargo & Co.	386,390	20,567,540
		$109,785,437

Beverages — 0.3%
Constellation Brands, Inc., Class A	10,223	$2,036,728
		$2,036,728

Building Products — 0.0%(1)
Resideo Technologies, Inc.(2)	13,955	$293,756
		$293,756

Capital Markets — 4.7%
Ameriprise Financial, Inc.	35,881	$4,565,499
Charles Schwab Corp. (The)	332,667	15,382,522
Credit Suisse Group AG ADR(3)	732,740	9,474,328
Goldman Sachs Group, Inc. (The)	22,682	5,111,842
		$34,534,191

Construction & Engineering — 0.2%
Fluor Corp.	32,003	$1,403,652
		$1,403,652

Security	Shares	Value

Consumer Finance — 1.3%
American Express Co.	59,190	$6,080,589
Discover Financial Services	53,429	3,722,398
		$9,802,987

Containers & Packaging — 0.9%
Ball Corp.(3)	46,376	$2,077,645
International Paper Co.	94,211	4,273,411
		$6,351,056

Diversified Telecommunication Services — 3.9%
Verizon Communications, Inc.	502,206	$28,670,941
		$28,670,941

Electric Utilities — 3.6%
NextEra Energy, Inc.	151,637	$26,157,383
		$26,157,383

Electrical Equipment — 0.8%
Rockwell Automation, Inc.	33,916	$5,586,983
		$5,586,983

Electronic Equipment, Instruments & Components — 0.7%
FLIR Systems, Inc.	103,993	$4,815,916
		$4,815,916

Entertainment — 0.2%
Walt Disney Co. (The)	15,247	$1,750,813
		$1,750,813

Equity Real Estate Investment Trusts (REITs) — 4.3%
AvalonBay Communities, Inc.	47,915	$8,403,333
Boston Properties, Inc.	59,105	7,137,520
Invitation Homes, Inc.	267,865	5,860,886
Simon Property Group, Inc.	54,180	9,943,113
		$31,344,852

Food Products — 3.4%
McCormick & Co., Inc.(3)	72,619	$10,457,136
Mondelez International, Inc., Class A	54,258	2,277,751
Nestle SA	138,900	11,726,366
		$24,461,253

18	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 2.5%
Boston Scientific Corp.(2)	239,134	$8,642,303
Stryker Corp.	58,093	9,423,846
		$18,066,149

Health Care Providers & Services — 2.0%
UnitedHealth Group, Inc.	56,229	$14,695,449
		$14,695,449

Hotels, Restaurants & Leisure — 1.3%
Marriott International, Inc., Class A	29,408	$3,437,501
Starbucks Corp.	108,978	6,350,148
		$9,787,649

Industrial Conglomerates — 1.7%
Honeywell International, Inc.	83,731	$12,125,923
		$12,125,923

Insurance — 3.3%
Alleghany Corp.	10,617	$6,377,420
American Financial Group, Inc.	16,074	1,607,882
Prudential Financial, Inc.	83,332	7,814,875
Travelers Cos., Inc. (The)	64,030	8,012,074
		$23,812,251

Interactive Media & Services — 2.7%
Alphabet, Inc., Class A(2)	9,850	$10,742,213
Alphabet, Inc., Class C(2)	8,199	8,828,437
		$19,570,650

Internet & Direct Marketing Retail — 0.6%
eBay, Inc.(2)	144,926	$4,207,202
		$4,207,202

IT Services — 0.8%
Visa, Inc., Class A(3)	44,697	$6,161,482
		$6,161,482

Life Sciences Tools & Services — 2.9%
Thermo Fisher Scientific, Inc.	89,574	$20,928,965
		$20,928,965

Machinery — 0.7%
Caterpillar, Inc.	40,388	$4,899,872
		$4,899,872

Security	Shares	Value

Multi-Utilities — 2.5%
Sempra Energy(3)	162,537	$17,898,574
		$17,898,574

Oil, Gas & Consumable Fuels — 11.3%
Chevron Corp.	182,680	$20,396,222
ConocoPhillips	217,851	15,227,785
EOG Resources, Inc.	125,646	13,235,549
Exxon Mobil Corp.	249,154	19,852,591
Occidental Petroleum Corp.	44,024	2,952,690
Phillips 66	109,182	11,226,093
		$82,890,930

Personal Products — 1.8%
Estee Lauder Cos., Inc. (The), Class A	94,712	$13,017,217
		$13,017,217

Pharmaceuticals — 7.7%
Eli Lilly & Co.	128,396	$13,923,262
Johnson & Johnson	151,536	21,213,525
Merck & Co., Inc.	167,049	12,296,477
Zoetis, Inc.	101,295	9,131,744
		$56,565,008

Road & Rail — 1.0%
Union Pacific Corp.	50,876	$7,439,089
		$7,439,089

Semiconductors & Semiconductor Equipment — 3.1%
Intel Corp.	258,430	$12,115,199
QUALCOMM, Inc.(3)	169,860	10,682,495
		$22,797,694

Software — 0.9%
Microsoft Corp.	30,330	$3,239,548
Oracle Corp.	62,474	3,051,230
		$6,290,778

Specialty Retail — 2.6%
Home Depot, Inc. (The)	81,060	$14,256,833
Tiffany & Co.	43,668	4,860,248
		$19,117,081

19	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.	90,487	$19,803,985
		$19,803,985

Textiles, Apparel & Luxury Goods — 1.9%
Lululemon Athletica, Inc.(2)	47,556	$6,692,556
Tapestry, Inc.	174,856	7,398,157
		$14,090,713

Tobacco — 1.5%
Altria Group, Inc.	173,789	$11,303,238
		$11,303,238

Total Common Stocks (identified cost $371,326,333)		$728,023,310

Short-Term Investments — 0.3%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(4)	2,031,893	$2,031,689

Total Short-Term Investments (identified cost $2,031,772)		$2,031,689

Total Investments — 99.9% (identified cost $373,358,105)		$730,054,999

Other Assets, Less Liabilities — 0.1%		$423,785

Net Assets — 100.0%		$730,478,784

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)	All or a portion of this security was on loan at October 31, 2018. The aggregate market value of securities on loan at October 31, 2018 was $40,805,941.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Abbreviations:

ADR	–	American Depositary Receipt

20	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value including $40,805,941 of securities on loan (identified cost, $371,326,333)	$728,023,310
Affiliated investment, at value (identified cost, $2,031,772)	2,031,689
Dividends receivable	561,769
Dividends receivable from affiliated investment	2,026
Securities lending income receivable	4,262
Tax reclaims receivable	390,051
Total assets	$731,013,107

Liabilities
Payable to affiliates:
Investment adviser fee	$406,318
Trustees’ fees	2,697
Accrued expenses	125,308
Total liabilities	$534,323
Net Assets applicable to investors’ interest in Portfolio	$730,478,784

21	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Dividends (net of foreign taxes, $371,188)	$16,020,820
Dividends from affiliated investment	30,614
Securities lending income, net	27,352
Total investment income	$16,078,786

Expenses
Investment adviser fee	$4,760,255
Trustees’ fees and expenses	31,319
Custodian fee	183,221
Legal and accounting services	61,717
Miscellaneous	20,649
Total expenses	$5,057,161

Net investment income	$11,021,625

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$24,305,783 (1)
Investment transactions — affiliated investment	(10)
Foreign currency transactions	537
Net realized gain	$24,306,310
Change in unrealized appreciation (depreciation) —
Investments	$24,488,880
Investments — affiliated investment	(83)
Foreign currency	8,628
Net change in unrealized appreciation (depreciation)	$24,497,425

Net realized and unrealized gain	$48,803,735

Net increase in net assets from operations	$59,825,360

(1)	Includes $19,188,805 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$11,021,625	$11,984,549
Net realized gain	24,306,310 (1)	33,219,368 (2)
Net change in unrealized appreciation (depreciation)	24,497,425	84,565,183
Net increase in net assets from operations	$59,825,360	$129,769,100
Capital transactions —
Contributions	$8,047,762	$7,377,549
Withdrawals	(50,294,963)	(70,698,355)
Net decrease in net assets from capital transactions	$(42,247,201)	$(63,320,806)

Net increase in net assets	$17,578,159	$66,448,294

Net Assets
At beginning of year	$712,900,625	$646,452,331
Net assets, end of year (000’s omitted)	$730,478,784	$712,900,625

(1)	Includes $19,188,805 of net realized gains from redemptions in-kind.

(2)	Includes $28,582,333 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2018

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.68%	0.69%	0.69%	0.68%	0.68%
Net investment income	1.49%	1.74%	1.91%	1.75%	1.81%
Portfolio Turnover	10%	30%	45%	61%	19%

Total Return	8.55%	20.97%	0.35%	1.45%	16.92%

Net assets, end of year (000’s omitted)	$730,479	$712,901	$646,452	$714,571	$754,833

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 81.4% and 18.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

25

Tax-Managed Value Portfolio

October 31, 2018

Notes to Financial Statements — continued

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% on net assets of $500 million but less than $1 billion, 0.60% on net assets of $1 billion but less than $2 billion, 0.575% on net assets of $2 billion but less than $5 billion and 0.555% on net assets of $5 billion and over, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $4,760,255 or 0.64% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $73,200,231 and $74,216,099, respectively, for the year ended October 31, 2018. In-kind sales for the year ended October 31, 2018 aggregated $28,953,076.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$373,888,413

Gross unrealized appreciation	$359,351,838
Gross unrealized depreciation	(3,185,252)

Net unrealized appreciation	$356,166,586

26

Tax-Managed Value Portfolio

October 31, 2018

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At October 31, 2018, the value of the securities loaned (all common stock) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $40,805,941 and $41,750,229, respectively. Collateral received was comprised of U.S. Government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Tax-Managed Value Portfolio

October 31, 2018

Notes to Financial Statements — continued

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Communication Services	$49,992,404	$—		$—	$49,992,404
Consumer Discretionary	47,329,663	—		—	47,329,663
Consumer Staples	39,092,070	11,726,366		—	50,818,436
Energy	82,890,930	—		—	82,890,930
Financials	177,934,866	—		—	177,934,866
Health Care	110,255,571	—		—	110,255,571
Industrials	67,179,720	—		—	67,179,720
Information Technology	59,869,855	—		—	59,869,855
Materials	6,351,056	—		—	6,351,056
Real Estate	31,344,852	—		—	31,344,852
Utilities	44,055,957	—		—	44,055,957

Total Common Stocks	$716,296,944	$11,726,366	*	$—	$728,023,310

Short-Term Investments	$—	$2,031,689		$—	$2,031,689

Total Investments	$716,296,944	$13,758,055		$—	$730,054,999

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

28

Tax-Managed Value Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance Tax-Managed Value Fund

Tax-Managed Value Portfolio

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Value Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	18,601,710	302,212
Keith Quinton	18,601,228	302,694
Marcus L. Smith	18,597,479	306,442
Susan J. Sutherland	18,635,672	268,250
Scott E. Wennerholm	18,609,306	294,616

Results	are rounded to the nearest whole number.

Each	nominee was also elected a Trustee of Tax-Managed Value Portfolio.

Tax-Managed Value Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Mark R. Fetting	99%	1%
Keith Quinton	99%	1%
Marcus L. Smith	99%	1%
Susan J. Sutherland	99%	1%
Scott E. Wennerholm	99%	1%

Results	are rounded to the nearest whole number.

30

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

32

Eaton Vance

Tax-Managed Value Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser of Tax-Managed Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501    10.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Diversified Currency Income Fund, Eaton Vance Emerging and Frontier Countries Equity Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Income Builder Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Global Small-Cap Equity Fund, Eaton Vance Government Opportunities Fund (formerly, Eaton Vance Government Obligations Fund), Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Asset Credit Fund (formerly, Eaton Vance Multi-Strategy All Market Fund), Eaton Vance Short Duration Government Income Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Value Fund and Parametric Tax-Managed International Equity Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2017 and October 31, 2018 by D&T for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Diversified Currency Income Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$22,620	$22,620
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,165	$12,165
All Other Fees(3)	$0	$0

Total	$34,785	$34,785

Eaton Vance Emerging and Frontier Countries Equity Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$15,150	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,437	$13,187
All Other Fees(3)	$0	$0

Total	$29,587	$28,337

Eaton Vance Emerging Markets Local Income Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$21,220	$21,220
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,307	$12,307
All Other Fees(3)	$0	$0

Total	$33,527	$33,527

Eaton Vance Floating-Rate Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$26,890	$26,890
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$19,913	$19,913
All Other Fees(3)	$0	$0

Total	$46,803	$46,803

Eaton Vance Floating-Rate Advantage Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$26,680	$26,680
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,754	$17,754
All Other Fees(3)	$0	$0

Total	$44,434	$44,434

Eaton Vance Floating-Rate & High Income Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$28,780	$28,780
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,887	$15,887
All Other Fees(3)	$0	$0

Total	$44,667	$44,667

Eaton Vance Global Income Builder Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$15,000	$15,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,464	$11,464
All Other Fees(3)	$0	$0

Total	$26,464	$26,464

Eaton Vance Global Macro Absolute Return Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$29,545	$26,920
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,018	$15,318
All Other Fees(3)	$0	$0

Total	$43,563	$42,238

Eaton Vance Global Macro Absolute Return Advantage Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$28,065	$25,440
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,104	$16,204
All Other Fees(3)	$0	$0

Total	$44,169	$41,644

Eaton Vance Global Small-Cap Equity Fund* Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$14,280	$35,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,736	$17,710
All Other Fees(3)	$0	$0

Total	$25,016	$53,460

*	Merged with Eaton Vance Global Small-Cap Fund formerly of Special Investment Trust October Year End Funds on 5/22/18.

Eaton Vance Government Opportunities Fund (formerly, Eaton Vance Government Obligations Fund) Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$19,360	$54,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,130	$32,670
All Other Fees(3)	$0	$0

Total	$31,490	$87,420

Eaton Vance High Income Opportunities Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$24,850	$24,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,021	$13,021
All Other Fees(3)	$0	$0

Total	$37,871	$37,871

Eaton Vance Multi-Asset Credit Fund (formerly, Eaton Vance Multi-Strategy All Market Fund) Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$39,093	$32,880
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$32,935	$34,585
All Other Fees(3)	$0	$0

Total	$72,028	$67,465

Eaton Vance Short Duration Government Income Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$24,780	$52,260
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,701	$30,190
All Other Fees(3)	$0	$0

Total	$40,481	$82,450

Eaton Vance Short Duration High Income Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$17,550	$17,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,699	$11,699
All Other Fees(3)	$0	$0

Total	$29,249	$29,249

Eaton Vance Short Duration Strategic Income Fund* Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$48,100	$50,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$30,025	$79,636
All Other Fees(3)	$0	$0

Total	$78,125	$129,786

*	merged with Multi-Strategy Absolute Return Fund 10/19/18.

Eaton Vance Tax-Managed Equity Asset Allocation Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$38,910	$38,910
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,951	$23,001
All Other Fees(3)	$0	$0

Total	$59,861	$61,911

Eaton Vance Tax-Managed Global Dividend Income Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$39,990	$40,215
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,189	$15,189
All Other Fees(3)	$0	$0

Total	$53,179	$55,404

Eaton Vance Tax-Managed Multi-Cap Growth Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$14,840	$14,840
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,320	$9,620
All Other Fees(3)	$0	$0

Total	$23,160	$24,460

Eaton Vance Tax-Managed Small-Cap Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$16,790	$16,790
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,560	$9,610
All Other Fees(3)	$0	$0

Total	$26,350	$26,400

Eaton Vance Tax-Managed Value Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$18,510	$18,510
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,560	$10,135
All Other Fees(3)	$0	$0

Total	$28,070	$28,645

Parametric Tax-Managed International Equity Fund Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$14,920	$14,920
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,673	$9,673
All Other Fees(3)	$0	$0

Total	$24,593	$24,593

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, August 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/16	1/31/17	2/28/17	8/31/17*	9/30/17	10/31/17	12/31/17	1/31/18	2/28/18	9/30/18	10/31/18
Audit Fees	$105,320	$114,580	$25,850	$48,950	$99,675	$571,663	$105,320	$154,630	$25,850	$99,625	$621,075
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$61,414	$36,811	$9,744	$12,420	$25,606	$351,829	$63,439	$52,884	$9,890	$28,606	$430,938
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$166,734	$151,391	$35,594	$61,370	$125,281	$923,492	$168,759	$207,514	$35,740	$128,231	$1,052,013

*	Information is not presented for fiscal year ended 8/31/18, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/16	1/31/17	2/28/17	8/31/17*	9/30/17	10/31/17	12/31/17	1/31/18	2/28/18	9/30/18	10/31/18
Registrant(1)	$61,414	$36,811	$9,744	$12,420	$25,606	$351,829	$63,439	$52,884	$9,890	$28,606	$430,938
EatonVance(2)	$46,000	$46,000	$46,000	$148,018	$148,018	$148,018	$148,018	$148,018	$148,018	$126,485	$126,485

*	Information is not presented for fiscal year ended 8/31/18, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 27, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 27, 2018